            MERCURY ADVISORS FOCUS GROWTH FUND,
          a Series of OPPENHEIMER SELECT MANAGERS
         6803 South Tucson Way, Centennial CO 80112
                       1.800.708.7780
         NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held
                      October 31, 2003

To the  Shareholders of Mercury  Advisors Focus Growth Fund,
a series of Oppenheimer Select Managers:

Notice  is  hereby  given  that  a  Special  Meeting  of the
Shareholders  of  Mercury  Advisors  Focus  Growth  Fund,  a
series  of  Oppenheimer  Select  Managers,  ("MAFG  Fund") a registered  management  investment company,  will be held at
6803 South  Tucson Way,  Centennial,  CO 80112 at 1:00 P.M.,
Mountain  time,  on October 31,  2003,  or any  adjournments thereof (the "Meeting"), for the following purposes:

1.    To approve  an  Agreement  and Plan of  Reorganization
between  MAFG  Fund and  Oppenheimer  Growth  Fund  ("Growth
Fund"),   and   the   transactions   contemplated   thereby,
including  (a) the  transfer  of all the  assets of  Mercury
Advisors  Focus  Growth Fund to Growth Fund in exchange  for
Class A,  Class B,  Class C,  Class N and  Class Y shares of
Growth Fund, (b) the  distribution of these shares of Growth
Fund to the  corresponding  Class A, Class B, Class C, Class
N  and  Class  Y  shareholders  of  MAFG  Fund  in  complete liquidation  of Mercury  Advisors  Focus Growth Fund and (c)
the  cancellation  of the  outstanding  shares  of MAFG Fund
(all of the foregoing being referred to as the "Proposal").

2.    To act upon such other  matters as may  properly  come
before the Meeting.

Shareholders  of record at the close of  business  on August
12,  2003 are  entitled  to notice  of,  and to vote at, the
Meeting.  The  Proposal  is  more  fully  discussed  in  the
Prospectus  and Proxy  Statement.  Please read it  carefully before telling us, through your proxy or in person,  how you wish  your  shares to be voted.  The  Board of  Trustees  of
Mercury  Advisors Focus Growth Fund, a series of Oppenheimer
Select   Managers   recommends   a  vote  in  favor  of  the
Proposal.  WE URGE YOU TO  MARK,  SIGN,  DATE,  AND MAIL THE
ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,
      Robert G. Zack, Secretary
      September 12, 2003
------------------------------------------------------------------------------
Shareholders  who do not  expect to attend the  Meeting  are requested to indicate  voting  instructions  on the enclosed proxy  and  to  mark,  date,  sign  and  return  it  in  the accompanying  postage-paid  envelope.  To avoid  unnecessary duplicate  mailings,  we ask your  cooperation  in  promptly mailing  your  proxy no  matter  how  large  or  small  your holdings may be.

                  Oppenheimer Growth Fund
         6803 South Tucson Way, Centennial CO 80112
                       1.800.708.7780

          COMBINED PROSPECTUS AND PROXY STATEMENT
                  DATED SEPTEMBER 12, 2003

    Acquisition of the Assets of Mercury Advisors Focus
                       Growth Fund,
          a series of Oppenheimer Select Managers

 By and in exchange for Class A, Class B, Class C, Class N
                   and Class Y shares of
                  Oppenheimer Growth Fund

      This combined  Prospectus and Proxy Statement solicits
proxies from the  shareholders of MAFG Fund to be voted at a
Special Meeting of  Shareholders  (the "Meeting") to approve
the    Agreement   and   Plan   of    Reorganization    (the
"Reorganization    Agreement")    and    the    transactions
contemplated  thereby  (the  "Reorganization")  between MAFG
Fund and Growth Fund.  This  combined  Prospectus  and Proxy
Statement  constitutes the Prospectus of Growth Fund and the
Proxy  Statement  of MAFG  Fund  filed on Form N-14 with the
Securities    and   Exchange    Commission    ("SEC").    If
shareholders  vote to approve the  Reorganization  Agreement and the Reorganization,  the net assets of MAFG Fund will be acquired by and in exchange for shares of Growth  Fund.  The
Meeting  will be held at the  offices  of  OppenheimerFunds,
Inc. at 6803 South Tucson Way, Centennial,  CO 80112 at 1:00
P.M.,  Mountain time, on October 31, 2003 or any adjournment thereof.  The Board of Trustees  of MAFG Fund is  soliciting these proxies on behalf of MAFG Fund.  This  Prospectus  and
Proxy  Statement  will first be sent to  shareholders  on or about September 12, 2003.

      If   the    shareholders    vote   to   approve    the
Reorganization  Agreement,  you will receive  Class A shares of  Growth  Fund  equal  in  value  to the  value  as of the business  day  preceding  the Closing  Date (as such term is defined in the Reorganization Agreement,  attached hereto as
Exhibit A) of the  Reorganization  (the "Valuation Date") of
your Class A shares of MAFG  Fund;  Class B shares of Growth
Fund  equal in value to the value as of the  Valuation  Date of your  Class B shares  of MAFG  Fund;  Class C  shares  of
Growth Fund equal in value to the value as of the  Valuation
Date of your Class C shares of MAFG Fund;  Class N shares of
Growth Fund equal in value to the value as of the  Valuation
Date of your  Class N  shares  of  MAFG  Fund;  and  Class Y shares of Growth  Fund equal in value to the value as of the
Valuation  Date of your  Class Y shares of MAFG  Fund.  MAFG
Fund will then be  liquidated  and  de-registered  under the
Investment  Company  Act of 1940  (the  "Investment  Company
Act").

      Growth Fund's investment  objective is to seek capital
appreciation.  Growth Fund invests  mainly in common  stocks of  growth  companies.  Growth  Fund  currently  focuses  on stocks  of  companies  having  a large  or  mid-size  market capitalization,  but this focus could change over time.  The
Fund  can  invest  in   domestic   companies   and   foreign
companies,  although most of its  investments  are in stocks of U.S.  companies.  Normally the Fund invests in between 20
- 60 companies  across  relatively  few  industries to focus the portfolio.

      This Prospectus and Proxy Statement gives  information
about  Class A, Class B, Class C, Class N and Class Y shares of Growth Fund that you should know  before  investing.  You should  retain  it for  future  reference.  A  Statement  of
Additional   Information   relating  to  the  Reorganization
described  in this  Prospectus  and Proxy  Statement,  dated
September  12,  2003 (the  "Proxy  Statement  of  Additional
Information")   has  been  filed  with  the  Securities  and
Exchange  Commission  ("SEC")  as part  of the  Registration
Statement on Form N-14 (the  "Registration  Statement")  and
is  incorporated  herein  by  reference.  You may  receive a copy free of charge by written  request to  OppenheimerFunds
Services (the  "Transfer  Agent") at P.O. Box 5270,  Denver,
Colorado,   80217  or  by  calling  the   toll-free   number
1.800.708.7780.    The   Proxy   Statement   of   Additional
Information   incorporates   by  reference   the   following
documents:   (i)  audited   financial   statements  for  the
12-month   period  ended  August  31,  2002  and   unaudited
financial   statements   for  the  six-month   period  ended
February  28, 2003 of Growth Fund;  (ii)  audited  financial statements  for the 12-month  period ended November 30, 2002 and  unaudited  financial  statements  for  the  sixth-month period ended May 31, 2003 of MAFG Fund;  (iii) Growth Fund's
Statement of Additional  Information dated October 23, 2002, revised February 12, 2003,  supplemented  July 18, 2003; and
(iv) a Prospectus  for MAFG Fund,  dated March 28, 2003,  as supplemented  May 7, 2003 and May 19, 2003 and the Statement of  Additional  Information  for MAFG Fund  dated  March 28,
2003.

      The  Prospectus of Growth Fund dated October 23, 2002,
as  supplemented  May 1,  2003,  is  enclosed  herewith  and considered  a part of this  Prospectus  and Proxy  Statement and is  intended  to  provide  you  with  information  about
Growth Fund.

      The following  documents  have been filed with the SEC
and are  available  without  charge upon written  request to
OppenheimerFunds  Services  (the  "Transfer  Agent")  or  by
calling the toll-free  number shown above:  (i) a Prospectus for MAFG Fund,  dated March 28, 2003, as supplemented May 7,
2003  and May  19,  2003;  (ii) a  Statement  of  Additional
Information  for MAFG Fund,  dated March 28, 2003; and (iii)
a  Statement  of  Additional  Information  for Growth  Fund,
dated  October 23,  2002,  revised  February  12,  2003,  as supplemented July 18, 2003.

Mutual fund shares are not  deposits or  obligations  of any bank,  and are not  insured  or  guaranteed  by the  Federal
Deposit Insurance  Corporation or any other U.S.  government
agency.   Mutual  fund  shares  involve   investment   risks
including the possible loss of principal.

As with  all  mutual  funds,  the SEC  has not  approved  or disapproved  these securities or passed upon the adequacy of this Prospectus and Proxy Statement.  Any  representation to the contrary is a criminal offense.

This  Prospectus and Proxy  Statement is dated September 12,
2003.

                     TABLE OF CONTENTS
          COMBINED PROSPECTUS AND PROXY STATEMENT

                                                        Page
                                                        ----
SYNOPSIS
   What am I being asked to vote on?.........................................................
   What   are   the   general   tax   consequences   of  the
Reorganization?........................
COMPARISONS OF SOME IMPORTANT FEATURES
   How do the  investment  objectives  and  policies  of the
Funds compare?...............
   Who manages the Funds?.....................................................................
   What are the fees and  expenses  of each  Fund and  those
expected after the
      Reorganization?.............................................................................
   Where can I find  more  financial  information  about the
Funds?...........................
   What are the  capitalizations of the Funds and what would
the capitalizations be after the
     Reorganization?..............................................................................
   How have the Funds performed?.............................................................
   What   are   other   Key    Features    of   the   Funds?
..................................................
         Investment Management and Fees...................................................
         Transfer     Agency    and     Custody     Services
   .............................................
         Distribution Services...................................................................
         Purchases,   Redemptions,   Exchanges   and   other
   Shareholder Services..........
         Dividends and Distributions..........................................................
WHAT ARE THE  PRINCIPAL  RISKS OF AN INVESTMENT IN MAFG FUND
AND GROWTH FUND?..........................
REASONS FOR THE REORGANIZATION
INFORMATION ABOUT THE REORGANIZATION
   How   will   the    Reorganization    be   Carried   Out?
..................................................
   Who  will  pay  the   Expenses  of  the   Reorganization?
...........................................
   What  are the  Tax  Consequences  of the  Reorganization?
.....................................
   What  should  I know  about  Class A,  Class B,  Class C,
Class N and Class Y shares of
      each Fund?...................................................................................
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES
   Are  there  any  significant   differences   between  the
investment objectives and strategies of
      the Funds?.....................................................................................
   What are the Main Risks  Associated with an Investment in
the Funds?.....................
   How   do   the   Investment   Policies   of   the   Funds
compare?..................................
   What are the Fundamental  Investment  Restrictions of the
Funds?........................
   How do the Account Features and Shareholder  Services for
the Funds Compare?....
         Investment Management............................................................
         Distribution..............................................................................
         Purchases and Redemptions..........................................................
         Shareholder Services..................................................................
         Dividends and Distributions.........................................................
VOTING INFORMATION
   How   many   votes   are   necessary   to   approve   the
Reorganization Agreement?...........
   How  do  I  ensure  my  vote  is   accurately   recorded?
..........................................
   Can I revoke my proxy?.....................................................................
   What other  matters  will be voted  upon at the  Meeting?
..................................
   Who is entitled to vote?......................................................................
   What other solicitations will be made?....................................................
   Are there appraisal rights?...................................................................
INFORMATION ABOUT GROWTH FUND
INFORMATION ABOUT MAFG FUND
PRINCIPAL SHAREHOLDERS
Exhibit A - Agreement and Plan of  Reorganization  by and
between  Mercury  Advisors Focus Growth Fund, a series of
Oppenheimer Select Managers and Oppenheimer Growth Fund
Enclosures:
Prospectus of Oppenheimer Growth Fund dated October 23,
2002, as supplemented May 1, 2003.
Semi-Annual Report of Oppenheimer Growth Fund dated
February 28, 2003 (available without charge upon request,
by calling 1.800.708.7780)

                          SYNOPSIS

      This  is  only  a  summary  and  is  qualified  in its
entirety by the more  detailed  information  contained in or incorporated  by  reference  in this  Prospectus  and  Proxy
Statement  and  by the  Reorganization  Agreement  which  is
attached  as  Exhibit  A.   Shareholders   should  carefully
review  this   Prospectus   and  Proxy   Statement  and  the
Reorganization   Agreement   in  their   entirety   and,  in
particular,  the  current  Prospectus  of Growth  Fund which accompanies  this  Prospectus  and  Proxy  Statement  and is incorporated herein by reference.

      If    shareholders    of   MAFG   Fund   approve   the
Reorganization,   the  net  assets  of  MAFG  Fund  will  be
transferred  to Growth Fund,  in exchange for an equal value of shares of Growth  Fund.  The  shares of Growth  Fund will then be distributed to MAFG Fund  shareholders and MAFG Fund will be liquidated.  As a result of the Reorganization,  you will cease to be a shareholder  of MAFG Fund and will become a  shareholder  of  Growth  Fund.  For  federal  income  tax purposes,  the holding  period of your MAFG Fund shares will be  carried  over  to the  holding  period  for  shares  you
receive  in  connection   with  the   Reorganization.   This
exchange  will  occur on the  Closing  Date (as such term is
defined  in  the  Agreement   and  Plan  of   Reorganization
attached hereto as Exhibit A) of the Reorganization.

What am I being asked to vote on?

      Your  Fund's  administrator,   OppenheimerFunds,  Inc.
("OFI" or  "Manager"),  proposed  to the Board of Trustees a reorganization  of your  Fund,  MAFG  Fund,  with  and  into
Growth  Fund so that  shareholders  of MAFG Fund may  become shareholders of a  substantially  larger fund advised by the
same  investment   advisor  with  generally  more  favorable
long-term   performance,   and  investment   objectives  and
policies  similar to those of their current Fund.  The Board considered the  differences in investment  focus,  discussed
below.   The  Board  also   considered  the  fact  that  the
surviving   fund  has  the   potential   for  lower  overall
operating expenses.  In addition,  the Board considered that both  Funds  have  Class A,  Class B,  Class C,  Class N and
Class  Y  shares  offered  under   identical   sales  charge
arrangements.   The   Board   also   considered   that   the
Reorganization  would  be  a  tax-free  reorganization,  and there  would be no sales  charge  imposed in  effecting  the
Reorganization.   In   addition,   due  to  the   relatively
moderate  costs of the  Reorganization,  the  Boards of both
Funds concluded that neither Fund would experience  dilution as a result of the Reorganization.

      A  reorganization  of MAFG Fund  with and into  Growth
Fund is  recommended  by the OFI based on the fact that both funds  have  similar  investment  practices  and  relatively similar investment strategies.

      At a  meeting  held on April  28,  2003,  the Board of
Trustees of MAFG Fund approved a reorganization  transaction that  will,  if  approved  by  shareholders,  result  in the transfer of the net assets of MAFG Fund to Growth  Fund,  in exchange  for an equal value of shares of Growth  Fund.  The shares of Growth Fund will then be  distributed to MAFG Fund
shareholders   and   MAFG   Fund   will    subsequently   be
liquidated.  As a  result  of the  Reorganization,  you will cease to be a  shareholder  of MAFG  Fund and will  become a shareholder  of Growth  Fund.  This  exchange  will occur on the Closing Date of the Reorganization.

      Approval of the Reorganization  means you will receive
Class A shares  of Growth  Fund  equal in value to the value as of the  Valuation  Date of your  Class A  shares  of MAFG
Fund;  Class B shares of Growth  Fund  equal in value to the value as of the  Valuation  Date of your  Class B shares  of
MAFG Fund;  Class C shares of Growth  Fund equal in value to the value as of the  Valuation  Date of your  Class C shares of MAFG Fund;  Class N shares of Growth  Fund equal in value to the  value  as of the  Valuation  Date  of  your  Class N shares of MAFG  Fund;  and  Class Y shares  of  Growth  Fund equal  in  value as of the  Valuation  Date of your  Class Y shares of MAFG Fund.  The shares you receive  will be issued at net asset value  without a sales charge or the payment of a  contingent  deferred  sales charge  ("CDSC")  although if your shares of MAFG Fund are subject to a CDSC,  your Growth
Fund  shares  will  continue  to be subject to the same CDSC applicable  to your shares and the period  during  which you held your MAFG Fund  shares  will carry over to your  Growth
Fund shares for  purposes of  determining  the CDSC  holding period.

      For the  reasons  set  forth in the  "Reasons  for the
Reorganization"  section  below,  the Board of MAFG Fund has determined that the  Reorganization is in the best interests of the shareholders of MAFG Fund.

       THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
    TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

What are the general tax consequences of the Reorganization?

      It is expected that  shareholders of MAFG Fund who are
U.S.  citizens  will  not  recognize  any  gain or loss  for federal income tax purposes,  as a result of the exchange of
their  shares  for  shares  of  Growth  Fund.   You  should,
however,  consult your tax advisor  regarding the effect, if any,  of the  Reorganization  in  light  of your  individual circumstances.  You should  also  consult  your tax  advisor
about  state  and  local  tax   consequences.   For  further
information    about   the   tax    consequences    of   the
Reorganization,   please  see  the  "Information  About  the
Reorganization  -  What  are  the  Tax  Consequences  of the
Reorganization?"

           Comparisons of Some Important Features

How do the investment objectives and policies of the Funds
compare?

      Both  Funds  have   similar   investment   objectives.
Through its  master/feeder  structure  described below, MAFG
Fund seeks long-term capital  appreciation while Growth Fund seeks capital appreciation.

      In  seeking  its  investment   objective,   MAFG  Fund
invests all of its assets in the Master  Focus  Twenty Trust
(the "Master  Fund"),  a mutual fund that has the same goals as the Fund.  The  Master  Fund  invests at least 65% of its
total   assets  in  equity   securities.   The  Master  Fund
normally  invests  in 20 to 30  companies  having  a  market capitalization  greater  than $5  billion.  All  investments are made by the Master  Fund.  This  structure  is sometimes referred  to as a  "master/feeder"  structure.  Growth  Fund normally invests in the common stocks of "growth  companies"
currently  focusing on stocks of between 20 and 60 companies having a  market  capitalization  of $2  billion  and  above across  relatively few  industries.  Currently,  the Manager
implements   that   investment   approach  by  looking  for:
companies that have  exceptional  revenue growth,  companies with  above-average  earnings  growth,  companies  that  can
sustain   exceptional   revenue  and  earnings   growth  and
companies  that  are well  established  as  leaders  in high growth markets.

      Please refer to the  Semi-Annual and Annual Reports of
both Funds for a complete  listing  of the  investments  for each Fund.

Who Manages the Funds?

      The day-to-day  management of the business and affairs
of Growth Fund is the  responsibility  of the Manager.  Fund
Asset Management  L.P., doing business as Mercury  Advisors, the  investment  adviser to the Master Fund (the  "Adviser")
handles the  day-to-day  portfolio  management of the Master
Fund which MAFG Fund invests.  OFI  maintains  certain books and  records  on behalf of MAFG  Fund and  prepares  certain reports  pursuant to an  Administrative  Agreement  with the
Master  Fund on  behalf  of  MAFG  Fund.  Growth  Fund is an open-end,  diversified management investment company with an
unlimited   number  of   authorized   shares  of  beneficial
interest.  It was  organized  as a Maryland  corporation  in
1972 and  reorganized as a  Massachusetts  business trust in
July 1988.  MAFG  Fund,  is a series of  Oppenheimer  Select
Managers,    an   open-end,    non-diversified    management
investment  company with an unlimited  number of  authorized shares of beneficial  interest  organized as a Massachusetts
business   trust  on  November   10,   2000.   It  commenced
operations  on February  16,  2001.  Both Funds are governed by a Board of Trustees which is  responsible  for protecting the  interests  of  shareholders  under  Massachusetts  law.
Both Funds are located at 6803 S.  Tucson  Way,  Centennial,
CO 80112.

      The Manager,  located at 498 Seventh Avenue, New York,
New York 10018,  acts as investment  advisor to Growth Fund.
MAFG Fund is  managed  by the  Adviser,  which is located at
800 Scudders Road, Plainsboro, NJ  08536.

      The  portfolio   manager  for  Growth  Fund  is  Bruce
Bartlett.  Mr.  Bartlett is a Vice President of the Fund and
a Senior  Vice  President  of the Manager and is a portfolio manager of other Oppenheimer  funds. Mr. Bartlett became the
Fund's portfolio  manager in December 1998. Prior to joining
the  Manager  in  April  1995,  Mr.   Bartlett  was  a  Vice
President  and  Senior  Portfolio   Manager  with  First  of
America Investment Corporation.

      The  portfolio  manager  of MAFG  Fund is  Michael  S.
Hahn,  who is  employed  by the  Advisor.  Mr. Hahn has been the  portfolio  manager of MAFG Fund and of the Master  Fund since  November  2001.  He has been a  portfolio  manager of
Merrill  Lynch  Investment  managers  since  2000 and was an associated  portfolio  manager from 1999-2000.  Mr. Hahn was a  portfolio  manager  and  analyst  for the PBHG  family of mutual funds from 1996-1999.

      Additional   information   about  the  Funds  and  the
Manager  is set forth  below in  "Comparison  of  Investment
Objectives and Policies."

What are the  Fees  and  Expenses  of each  Fund  and  those expected after the Reorganization?

      MAFG  Fund  and  Growth  Fund  each pay a  variety  of
expenses directly for administration,  distribution of their shares and other  services  and in the case of Growth  Fund, management  of  assets.  MAFG Fund pays  indirectly  through its  investment  in the Master  Fund for  management  of its assets.  Those  expenses  are  subtracted  from each  Fund's assets to  calculate  the Fund's net asset  value per share.
Shareholders  pay these  expenses  indirectly.  Shareholders for both Funds pay other  expenses  directly,  such as sales charges.
      The   following   tables  are  provided  to  help  you
understand  and compare the fees and  expenses of  investing in  shares  of MAFG  Fund  with  the fees  and  expenses  of investing in shares of Growth Fund.  The pro forma  expenses of  the  surviving  Growth  Fund  show  what  the  fees  and expenses  are  expected  to be after  giving  effect  to the
Reorganization.

                    PRO FORMA FEE TABLE
           For the 12 month period ended 3/31/03

----------------------------------------------------------------------------------
                                                                Pro Forma
                               MAFG Fund        Growth Fund     Surviving Growth
                               Class A shares   Class A Shares  Fund
                                                                Class A shares
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment):
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Maximum Sales Charge (Load)         5.75%            5.75%            5.75%
on purchases (as a % of
offering price)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a % of the lower
of the original offering            None 1          None 1           None 1
price or redemption proceeds)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets) (as a percentage of average daily net assets)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Management Fees                     0.60%            0.65%            0.65%
----------------------------------------------------------------------------------
Distribution and/or Service         0.25%            0.23%            0.23%
(12b-1) Fees
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Other Expenses5                     1.58%            0.46%            0.46%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total Annual Operating              2.43%            1.34%            1.34%
Expenses
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                                                Pro Forma
                               MAFG Fund        Growth Fund     Surviving
                               Class B shares   Class B Shares  Growth Fund
                                                                Class B shares
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment):
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Maximum Sales Charge (Load)          None            None             None
on purchases (as a % of
offering price)
----------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a % of the lower
of the original offering             5%2              5%2              5%2
price or redemption proceeds)
----------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets) (as a percentage of average daily net assets)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Management Fees                     0.60%            0.65%            0.65%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Distribution and/or Service         1.00%            1.00%            1.00%
(12b-1) Fees
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Other Expenses5                     1.61%            0.47%            0.47%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total Annual Operating              3.21%            2.12%            2.12%
Expenses
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                                                Pro Forma
                               MAFG Fund        Growth Fund     Surviving Growth
                               Class C Shares   Class C Shares  Fund
                                                                Class C Shares
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment):
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Maximum Sales Charge (Load)
on purchases (as a % of              None            None             None
offering price)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a % of the lower          1%3              1%3              1%3
of the original offering
price or redemption proceeds)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets) (as a percentage of average daily net assets)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Management Fees                     0.60%            0.65%            0.65%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Distribution and/or Service         1.00%            1.00%            1.00%
(12b-1) Fees
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Other Expenses5                     1.71%            0.45%            0.45%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total Annual Operating              3.31%            2.10%            2.10%
Expenses
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                                                Pro Forma
                               MAFG Fund        Growth Fund     Surviving Growth
                               Class N shares   Class N Shares  Fund
                                                                Class N shares
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment):
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Maximum Sales Charge (Load)          None            None             None
on purchases (as a % of
offering price)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a % of the lower
of the original offering             1%4              1%4              1%4
price or redemption proceeds)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Annual Fund Operating Expenses (deducted from Fund assets) (as a percentage of average daily net assets)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Management Fees                     0.60%            0.65%            0.65%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Distribution and/or Service         0.50%            0.50%            0.50%
(12b-1) Fees
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Other Expenses5                     2.02%            0.11%            0.11%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total Annual Operating              3.12%            1.26%            1.26%
Expenses
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                                                Pro Forma
                               MAFG Fund        Growth Fund     Surviving Growth
                               Class Y Shares   Class Y Shares  Fund
                                                                Class Y Shares
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment):
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Maximum Sales Charge (Load)          None            None             None
on purchases (as a % of
offering price)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a % of the lower
of the original offering             None            None             None
price or redemption proceeds)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Management Fees                     0.60%            0.65%            0.65%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Distribution and/or Service          N/A              N/A              N/A
(12b-1) Fees
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Other Expenses5                     7.99%            0.53%            0.53%
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Total Annual Operating              8.59%            1.18%            1.18%
Expenses
----------------------------------------------------------------------------------
1. A  contingent   deferred   sales  charge  may  apply  to
   redemptions   of  investments  of  $1  million  or  more
   ($500,000
   for  retirement  plan  accounts) of Class A shares.  See
   "How to Buy Shares" in each Fund's Prospectus.
2. Applies  to  redemptions  within  the first  year  after
   purchase.   The   contingent   deferred   sales   charge
   declines  to 1% in the  sixth  year  and  is  eliminated
   after that.
3.    Applies  to  shares   redeemed  within  12  months  of
   purchase.
4.    Applies  to  shares   redeemed  within  18  months  of
   retirement plan's first purchase of Class N shares.
5.    Expenses may vary in future  years.  "Other  Expenses"
   include  transfer agent fees and  custodial,  accounting
   and legal  expenses.  For MAFG  Fund,  "Other  Expenses"
   also  include  administration  fees  paid to the OFI and
   the  Fund's  pro  rata  share  of  the  expenses  of the
   Master  Fund.  "Other  Expenses"  are  based  on,  among
   other  things,  the fees the  Funds  would  have paid if
   the  transfer  agent had not waived a portion of its fee
   under a  voluntary  undertaking  to the  Funds  to limit
   these  fees to 0.35% of  average  daily net  assets  per
   fiscal  year for all  classes.  After that  waiver,  the
   actual  "Other  Expenses"  and "Total  Annual  Operating
   Expenses"  for  Growth  Fund  were  0.42%  and 1.30% for
   Class A shares,  0.45% and 2.10% for Class B shares  and
   0.45% and  1.10%  for Class Y shares.  Class C and Class
   N shares were  unchanged.  "Other  Expenses"  and "Total
   Annual  Operating  Expenses"  for MAFG Fund were further
   reduced by a  voluntary  expense  assumption  undertaken
   by OFI.  With that expense  assumption  and the transfer
   agent  waiver,  "Total  Annual  Operating  Expenses" for
   MAFG  Fund were  1.72%  for  Class A  shares,  2.46% for
   Class B shares,  2.48%  for  Class C  shares,  1.97% for
   Class N shares  and  0.81%  for  Class Y  shares.  After
   the  waiver,  the  actual  "Other  Expenses"  and "Total
   Annual  Operating  Expenses" as  percentages  of average
   daily net  assets for the  combined  fund were 0.42% and
   1.30% for  Class A  shares,  0.45% and 2.10% for Class B
   shares  and 0.45%  and  1.10% for Class Y shares.  Class
   C and Class N shares were unchanged.

      The  management  fee  listed  for MAFG Fund is the fee
paid by the  Master  Fund and  incurred  indirectly  by MAFG
Fund.  MAFG Fund does not pay a  management  fee directly to the  Adviser.  The Adviser has  entered  into a  contractual arrangement  with  the  Master  Fund  to  provide  that  the management  fee for the  Master  Fund,  when  combined  with administrative  fees of  certain  funds  that  invest in the
Master  Fund  (other  than  this  Fund),  will not  exceed a
specific   amount.   As  a   result   of  this   contractual
arrangement the Adviser currently  receives  management fees of 0.60% of the  average  daily  net  assets  of the  Master
Fund.   This   arrangement   has  a  one-year  term  and  is
renewable.
------------------------------------------------------------

Examples

      These  examples below are intended to help you compare
the  cost  of  investing  in  each  Fund  and  the  proposed surviving  Growth  Fund.  These  examples  assume  that  you invest  $10,000  in a class of shares  for the time  periods indicated,  an  annual  return  for each  class  of 5%,  the operating  expenses described above and reinvestment of your dividends and distributions.

      Your  actual  costs  may be  higher  or lower  because
expenses will vary over time.  For each $10,000  investment, you would pay the following  projected  expenses if you sold your  shares  after the  number of years  shown or held your shares  for the  number of years  shown  without  redeeming, according to the following examples.

                  12 Months Ended 3/31/03
                  -----------------------

                         MAFG Fund
--------------------------------------------------------------------------------
If shares are redeemed:     1 year       3 years       5 years       10 years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                      $807        $1,289         $1,796        $3,182
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                      $824        $1,289         $1,878        $3,1701
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                      $434        $1,018         $1,726        $3,604
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                      $415         $ 963         $1,635        $3,430
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y                      $844        $2,042         $3,527        $6,796
--------------------------------------------------------------------------------

------------------------------------------------------------
                         MAFG Fund
--------------------------------------------------------------------------------
If   shares    are   not    1 year       3 years       5 years       10 years
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                      $807        $1,289         $1,796        $3,182
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                      $324         $ 989         $1,678        $3,1701
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                      $334        $1,018         $1,726        $3,604
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                      $315         $ 963         $1,635        $3,430
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y                      $844        $2,042         $3,527        $6,796
--------------------------------------------------------------------------------

                        Growth Fund
--------------------------------------------------------------------------------
If shares are redeemed:     1 year       3 years       5 years       10 years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                      $704         $975          $1,267        $2,095
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                      $715         $964          $1,339        $2,0701
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                      $313         $658          $1,129        $2,431
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                      $228         $400          $ 692         $1,523
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y                      $120         $375          $ 649         $1,432
--------------------------------------------------------------------------------

                        Growth Fund
--------------------------------------------------------------------------------
If   shares    are   not    1 year       3 years       5 years       10 years
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                      $704         $975          $1,267        $2,095
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                      $215         $664          $1,139        $2,0701
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                      $213         $658          $1,129        $2,431
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                      $128         $400          $ 692         $1,523
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y                      $120         $375          $ 649         $1,432
--------------------------------------------------------------------------------

              Pro Forma Surviving Growth Fund
--------------------------------------------------------------------------------
If shares are redeemed:     1 year       3 years       5 years       10 years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                      $704         $975          $1,267        $2,095
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                      $715         $964          $1,339        $2,0701
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                      $313         $658          $1,129        $2,431
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                      $228         $400          $ 692         $1,523
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y                      $120         $375          $ 649         $1,432
--------------------------------------------------------------------------------
              Pro Forma Surviving Growth Fund
--------------------------------------------------------------------------------
If   shares    are   not    1 year       3 years       5 years       10 years
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                      $704         $975          $1,267        $2,095
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                      $215         $664          $1,139        $2,0701
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                      $213         $658          $1,129        $2,431
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                      $128         $400          $ 692         $1,523
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y                      $120         $375          $ 649         $1,432
--------------------------------------------------------------------------------
In the "If shares are redeemed"  examples,  expenses  include the  initial  sales  charge  for  Class A and the  applicable
Class  B,  Class  C or  Class  N  contingent  deferred  sales charge.  In the "If shares are not  redeemed"  examples,  the
Class A  expenses  include  the  sales  charge,  but Class B,
Class C and Class N expenses do not  include  the  contingent deferred  sales  charges.  There is no sales  charge on Class
Y shares.
1 Class B  expenses  for  years 7  through  10 are  based  on
Class  A  expenses,   since  Class  B  shares   automatically
convert to Class A after 6 years.
-------------------------------------------------------------

Where can I find more financial information about the Funds?

      Performance  information for both Growth Fund and MAFG
Fund  is set  forth  in each  Fund's  Prospectus  under  the
section  "The  Fund's  Past   Performance."   Growth  Fund's
Prospectus  accompanies  this Prospectus and Proxy Statement and is incorporated by reference.

      The   financial   statements   of   Growth   Fund  and
additional  information  with  respect  to  its  performance during its fiscal  year ended  August 31,  2002 (and the six
month   semi-annual   period  ended   February  28,   2003),
including a discussion of factors that  materially  affected its performance and relevant market  conditions  during that fiscal  year are set forth in Growth  Fund's  Annual  Report dated as of August 31, 2002 (and with the  exception of that discussion,  in its  Semi-Annual  Report dated  February 28,
2003) that is included in the Proxy  Statement of Additional
Information  and  incorporated  herein by  reference.  These documents are available upon request.  See section  entitled
"Information About Growth Fund."

      The financial  statements of MAFG Fund and  additional
information  with respect to the Fund's  performance  during its fiscal year ended  November  30, 2002 (and the six month
semi-annual   period  ended  May  31,  2003),   including  a
discussion   of  factors   that   materially   affected  its
performance  and  relevant  market  conditions  during  that fiscal year is set forth in MAFG Fund's  Annual Report dated as of  November  30,  2002 (and with the  exception  of that discussion,  in its Semi-Annual  Report dated May 31, 2003), that  is  included  in the  Proxy  Statement  of  Additional
Information  and  incorporated  herein by  reference.  These documents are available upon request.  See section  entitled
"Information About MAFG Fund."

What are the  capitalizations  of the Funds  and what  would the capitalization be after the Reorganization?

      The  following  table  sets  forth the  capitalization
(unaudited)  of MAFG  Fund and  Growth  Fund as of March 31,
2003 and indicates the pro forma combined  capitalization as of March 31, 2003 as if the  Reorganization  had occurred on that date.
      As of March 31, 2003,  the value of the assets of MAFG
Fund was less than 10% of the value of the  assets of Growth
Fund.

                                                                  Net
Asset
                                                Shares
Value
                              Net Assets        Outstanding
Per Share
MAFG Fund
      Class A               $1,793,017           773,533           $2.32
      Class B              $   774,807           339,752           $2.28
      Class C              $   597,308           261,943           $2.28
      Class N             $     74,061            32,055           $2.31
      Class Y           $          235               100           $2.35
                        --------------        ----------
      TOTAL                 $3,239,428         1,407,383

Growth Fund
      Class A           $1,022,985,552        46,002,874          $22.24
      Class B          $   256,756,346        12,310,904          $20.86
      Class C         $     68,159,153         3,214,405          $21.20
      Class N        $       5,465,885           245,260          $22.29
      Class Y         $     57,378,361         2,573,084          $22.30
                      ----------------         ---------
      TOTAL             $1,410,745,297        64,346,527

Growth Fund
(Pro Forma Surviving Fund)*
      Class A           $1,024,778,569        46,083,505          $22.24
      Class B          $   257,531,153        12,348,054          $20.86
      Class C         $     68,756,461         3,242,574          $21.20
      Class N        $       5,539,946           248,583          $22.29
      Class Y         $     57,378,596         2,573,095          $22.30
                      ----------------         ---------
      TOTAL             $1,413,984,725        64,495,811

*Reflects  the  issuance  of 80,631  Class A shares,  37,150
Class B shares,  28,169  Class C shares,  3,323 Class N, and
11 Class Y shares of Growth Fund in a tax-free  exchange for the net assets of MAFG Fund, aggregating $3,239,428.
------------------------------------------------------------

How have the Funds performed?

      The past performance  information for each Fund is set
forth below and in each Fund's respective Prospectus:  (i) a bar chart  detailing  annual total returns of Class A shares of each  Fund as of  December  31st for each of the ten most recent  full  calendar  years  (for MAFG  Fund,  since  that
Fund's inception);  and (ii) a table showing how the average annual total returns of the Funds'  shares,  both before and
after  taxes,   compare  to  those  of  broad-based   market
indices.  The  after-tax  returns  are  shown  for  Class  A shares only and are calculated using the historical  highest individual  federal  marginal  income  tax  rates in  effect during the  periods  shown and do not  reflect the impact of
state  or  local  taxes.   In  certain  cases,   the  figure
representing  "Return After Taxes on Distributions  and Sale of Fund Shares" may be higher than the other return  figures for the same period.  A higher after-tax return results when a capital loss occurs upon  redemption and  translates  into an assumed tax deduction that benefits the shareholder.  The
after-tax   returns   are   calculated   based  on   certain
assumptions   mandated   by   regulation   and  your  actual
after-tax returns may differ from those shown,  depending on your  individual  tax situation.  The after-tax  returns set forth  below are not  relevant to  investors  who hold their
Fund  shares  through  tax-deferred   arrangements  such  as
401(k)  plans  or IRAs  or to  institutional  investors  not subject to tax.  Each  Fund's past  investment  performance, before and after taxes,  is not necessarily an indication of how each Fund will perform in the future.

Annual  total  returns  for  MAFG  Fund  (Class  A)  (as  of
12/31/02), are as follows:

[See appendix to Prospectus and Proxy  Statement for data in bar chart showing annual total returns for MAFG Fund.]

Sales charges and taxes are not included in the
calculations of return in this bar chart, and if those
charges and taxes were included, the returns may be less
than those shown.
For the period from 1/1/03 through  6/30/03,  the cumulative return  for MAFG  Fund  (not  annualized)  before  taxes for
Class A shares was  21.46%.  During the period  shown in the bar chart, the highest return (not annualized)  before taxes for a calendar  quarter for MAFG Fund was 2.19%  (4thQtr'02)
and the lowest  return (not  annualized)  before taxes for a calendar quarter was -20.56% (3rdQtr'02).

Annual  total  returns  for  Growth  Fund  (Class  A) (as of
12/31/02) are as follows:

[See appendix to Prospectus and Proxy  Statement for data in bar chart showing annual total returns for Growth Fund.]

Sales charges and taxes are not included in the
calculations of return in this bar chart, and if those
charges and taxes were included, the returns may be less
than those shown.
For the period from 1/1/03 through  6/30/03,  the cumulative return for Growth  Fund (not  annualized)  before  taxes for
Class A shares  was 9.01%.  During  the period  shown in the bar chart, the highest return (not annualized)  before taxes for a calendar  quarter  for the Growth Fund was 30.16% (4th
Q'99) and the lowest  return (not  annualized)  before taxes for a calendar quarter was -25.55% (4th Q'00).

Average  annual  total  returns for the Funds for the period ended December 31, 2002 are as follows:

----------------------------------------------------------
MAFG Fund                                  Life of Class

-----------------------------    1 Year
----------------------------------------------------------
----------------------------------------------------------
Class  A  Shares   (inception
2/16/01)                        -42.51%       -55.45%
 Return Before Taxes            -42.51%       -55.45%
Return After Taxes on           -25.89%       -40.68%
  Distributions
Return    After    Taxes   on
Distributions   and  Sale  of
Fund Shares
----------------------------------------------------------
NASDAQ Composite Index          -31.53%       -22.91%
(from 2/28/01)
----------------------------------------------------------
----------------------------------------------------------
S &P Barra Growth Index          -23.59%       -15.48%
(from  2/28/01)
----------------------------------------------------------
----------------------------------------------------------
Class  B  Shares   (inception   -42.50%       -55.32%
2/16/01)
----------------------------------------------------------
----------------------------------------------------------
Class  C  Shares   (inception   -40.08%       -54.33%
2/16/01)
----------------------------------------------------------
----------------------------------------------------------
Class  N  Shares   (inception   -39.62%       -49.92%
3/1/01)
----------------------------------------------------------
----------------------------------------------------------
Class  Y  Shares   (inception   -39.06%       -53.91%
2/16/01)
----------------------------------------------------------

------------------------------------------------------------------------
Growth Fund                      1 Year       5 Years       10 Years
                                            (or life of    (or life of
                                             class, if      class, if
                                               less)          less)
------------------------------------------------------------------------
------------------------------------------------------------------------
Class  A  Shares   (inception
03/15/73)                       -29.98%        -5.24%         4.69%
 Return Before Taxes            -29.98%        -6.27%         2.68%
Return After Taxes on           -18.25%        -3.85%         3.49%
  Distributions
Return    After    Taxes   on
Distributions   and  Sale  of
Fund Shares
------------------------------------------------------------------------
------------------------------------------------------------------------
S &P 500 Index (from 12/31/92)   -22.09%        -0.58%         9.34%
------------------------------------------------------------------------
------------------------------------------------------------------------
Class  B  Shares   (inception   -30.05%        -5.18%         5.24%
08/17/93)
------------------------------------------------------------------------
------------------------------------------------------------------------
Class  C  Shares   (inception   -27.08%        -4.86%         1.75%
11/01/95)
------------------------------------------------------------------------
------------------------------------------------------------------------
Class  N  Shares   (inception   -25.49%       -21.40%          N/A
3/1/01)
------------------------------------------------------------------------
------------------------------------------------------------------------
Class  Y  Shares   (inception   -25.60%        -3.88%         5.93%
06/01/94)
------------------------------------------------------------------------

Average  annual  total  returns for the Funds for the period ended June 30, 2003 are as follows:

----------------------------------------------------------
MAFG Fund                        1 Year

                                           Life of Class
----------------------------------------------------------
----------------------------------------------------------
Class  A  Shares   (inception
2/16/01)                         -7.06%       -42.71%
 Return Before Taxes             -7.06%       -42.71%
Return After Taxes on            -4.59%       -33.74%
  Distributions
Return    After    Taxes   on
Distributions   and  Sale  of
Fund Shares
----------------------------------------------------------
NASDAQ Composite Index (from     10.91%       -20.30%
2/28/01)
----------------------------------------------------------
----------------------------------------------------------
S&PP 500  Barra  Growth  Index    2.32%        -14.10%
(from 2/28/01)
----------------------------------------------------------
----------------------------------------------------------
Class  B  Shares   (inception    -7.01%       -42.45%
2/16/01)
----------------------------------------------------------
----------------------------------------------------------
Class  C  Shares   (inception    -3.09%       -41.70%
2/16/01)
----------------------------------------------------------
----------------------------------------------------------
Class  N  Shares   (inception    -2.73%       -37.01%
3/1/01)
----------------------------------------------------------
----------------------------------------------------------
Class  Y  Shares   (inception    -0.70%       -41.00%
2/16/01)
----------------------------------------------------------

------------------------------------------------------------------------
Growth Fund                      1 Year       5 Years
                                            (or life of     10 Years
                                             class, if
                                               less)
------------------------------------------------------------------------
------------------------------------------------------------------------
Class  A  Shares   (inception
03/15/73)                       -11.84%        -5.26%         5.75%
 Return Before Taxes            -11.84%        -6.29%         3.72%
Return After Taxes on            -7.70%        -4.52%         4.15%
  Distributions
Return    After    Taxes   on
Distributions   and  Sale  of
Fund Shares
------------------------------------------------------------------------
------------------------------------------------------------------------
S&PP 500 Index (from 6/30/93)     0.25%         -1.61%        10.04%
------------------------------------------------------------------------
------------------------------------------------------------------------
Class  B  Shares   (inception   -11.85%        -5.18%         5.89%
08/17/93)
------------------------------------------------------------------------
------------------------------------------------------------------------
Class  C  Shares   (inception    -8.15%        -4.88%         2.74%
11/01/95)
------------------------------------------------------------------------
------------------------------------------------------------------------
Class  N  Shares   (inception    -6.57%       -14.34%          N/A
3/1/01)
------------------------------------------------------------------------
------------------------------------------------------------------------
Class  Y  Shares   (inception    -6.30%        -3.89%         6.62%
06/01/94)
------------------------------------------------------------------------
MAFG Fund's average annual total returns  include  applicable sales  charges:  for  Class A, the  current  maximum  initial sales charge of 5.75%;  for Class B, the contingent  deferred sales charge of 5% (1-year)  and 4% (life of class);  and for
Class  C and  Class  N,  the  1%  contingent  deferred  sales charge for the 1-year  period.  There is no sales  charge for
Class  Y.  The   returns   measure  the   performance   of  a
hypothetical  account  and  assume  that  all  dividends  and
capital   gains   distributions   have  been   reinvested  in
additional  shares.  The  performance  of the Fund's  Class A shares  is  compared  to the S&PP 500 Barra  Growth  Index and the NASDAQ  Composite  Index.  The S&PP 500 Barra Growth Index
is a  widely  recognized,  unmanaged  index of  common  stock
prices.   The  NASDAQ   Composite   Index  is  an   unmanaged
broad-based  index  comprised  of  common  stocks.  The index performance  includes  reinvestment  of  income  but does not reflect  transaction costs,  expenses or taxes. The Fund will have investments vary from those in the index.

Growth   Fund's   average   annual  total   returns   include
applicable  sales charges:  for Class A, the current  maximum initial  sales charge of 5.75%;  for Class B, the  contingent deferred  sales charge of 5% (1-year)  and 2%  (5-year);  and for Class C and  Class N, the 1%  contingent  deferred  sales
charge  for  the  1-year  period.   Because  Class  B  shares
convert to Class A shares 72 months  after  purchase  Class B
10-year or  "life-of-class"  performance does not include any
contingent   deferred   sales   charge   and  uses   Class  A
performance  for the  period  after  conversion.  There is no sales  charge for Class Y shares.  The  returns  measure  the performance  of a  hypothetical  account  and assume that all
dividends   and  capital   gains   distributions   have  been
reinvested  in  additional  shares.  The  performance  of the
Fund's  Class A shares is compared  to the S&PP 500 Index,  an unmanaged index of equity  securities.  The index performance
includes   reinvestment   of  income  but  does  not  reflect
transaction  costs.  The Fund's  investments  vary from those in the index.
-------------------------------------------------------------

      How  Has  Growth   Fund   Performed?   -  Below  is  a
discussion  by the  Manager  of  Growth  Fund's  performance during its fiscal year ended August 31, 2002,  followed by a graphical  comparison  of Growth  Fund's  performance  to an appropriate broad-based market index.

      Management's  Discussion  of  Performance - During the
one-year  period that ended August 31, 2002,  Growth  Fund's performance  outperformed  its benchmark and the majority of its peers amid  widespread  declines  in stock  prices.  The
Fund's  above-average  performance  can be  attributed  to a disciplined  investment strategy that focuses on the quality and  sustainability  of a company's  growth,  rather than on
the  sheer   magnitude   of  its   growth.   Growth   Fund's
best-performing  stocks were concentrated in the health care area,  particularly  among health care  services and medical products companies and  market-sensitive  financials.  Other
attractive  areas  of  investment   proved  to  be  consumer
products companies and market-sensitive  financials.  Growth
Fund's relative  performance was hurt by declines in capital goods  holdings,  cable  industry  holdings,  and individual stocks in a variety of other sectors.

      Comparing  Growth Fund's  Performance  to the Market -
The  graphs   that  follow   show  the   performance   of  a
hypothetical  $10,000  investment in each class of shares of
Growth Fund held until August 31, 2002.  Class A performance is  shown  for a  10-year  period.  For  each  other  class, performance  is measured from  inception of the class:  from
August  17,  1993 for  Class B,  from  November  1, 1995 for
Class C  shares,  from  March 1,  2001 for Class N, and from
June 1, 1994 for Class Y shares.  Growth Fund's  performance reflects the  deduction of the maximum  initial sales charge on Class A shares, the applicable  contingent deferred sales charge  on  Class  B,  Class  C  and  Class  N  shares,  and
reinvestment    of   all    dividends   and   capital   gain
distributions.  Growth Fund's performance is compared to the performance  of the  Standard & Poor's  500 Index  ("S&PP 500
Index"),  a broad-based  index of equity  securities  widely regarded  as a general  measure  of the  performance  of the
U.S. equity securities  market.  Index performance  reflects
the   reinvestment   of  dividends   but  does  not  reflect
transaction  costs,  and none of the data in the graphs that follow shows the effect of taxes.  Growth Fund's performance
reflects  the  effects  of  Fund   business  and   operating
expenses.  While index  comparisons may be useful to provide a benchmark for Growth Fund's performance,  it must be noted
that  Growth  Fund's  investments  are  not  limited  to the securities in the index shown.
Class A Shares

Comparison of Change in Value of $10,000 Hypothetical
Investments in:
Growth Fund (Class A) and S&PP 500 Index.

[Line Graph]
----------------------------------------------------------------------
         Date          Value of Investment in      S&PP 500 Index
                                Fund
----------------------------------------------------------------------
----------------------------------------------------------------------
      06/30/1992                9,425                  10,000
----------------------------------------------------------------------
----------------------------------------------------------------------
      09/30/1992                9,977                  10,315
----------------------------------------------------------------------
----------------------------------------------------------------------
      12/31/1992               11,173                  10,834
----------------------------------------------------------------------
----------------------------------------------------------------------
      03/31/1993               11,153                  11,306
----------------------------------------------------------------------
----------------------------------------------------------------------
      06/30/1993               11,016                  11,361
----------------------------------------------------------------------
----------------------------------------------------------------------
      09/30/1993               11,233                  11,653
----------------------------------------------------------------------
----------------------------------------------------------------------
      12/31/1993               11,476                  11,923
----------------------------------------------------------------------
----------------------------------------------------------------------
      03/31/1994               11,228                  11,472
----------------------------------------------------------------------
----------------------------------------------------------------------
      06/30/1994               11,045                  11,520
----------------------------------------------------------------------
----------------------------------------------------------------------
      09/30/1994               11,783                  12,082
----------------------------------------------------------------------
----------------------------------------------------------------------
      12/31/1994               11,749                  12,080
----------------------------------------------------------------------
----------------------------------------------------------------------
      03/31/1995               12,882                  13,255
----------------------------------------------------------------------
----------------------------------------------------------------------
      06/30/1995               14,298                  14,518
----------------------------------------------------------------------
----------------------------------------------------------------------
      09/30/1995               15,495                  15,671
----------------------------------------------------------------------
----------------------------------------------------------------------
      12/31/1995               15,856                  16,614
----------------------------------------------------------------------
----------------------------------------------------------------------
      03/31/1996               16,803                  17,505
----------------------------------------------------------------------
----------------------------------------------------------------------
      06/30/1996               17,300                  18,290
----------------------------------------------------------------------
----------------------------------------------------------------------
     08/31/19961               17,434                  17,852
----------------------------------------------------------------------
----------------------------------------------------------------------
      11/30/1996               19,737                  20,839
----------------------------------------------------------------------
----------------------------------------------------------------------
      02/28/1997               20,478                  21,872
----------------------------------------------------------------------
----------------------------------------------------------------------
      05/31/1997               21,718                  23,584
----------------------------------------------------------------------
----------------------------------------------------------------------
      08/31/1997               23,541                  25,104
----------------------------------------------------------------------
----------------------------------------------------------------------
      11/30/1997               23,232                  26,778
----------------------------------------------------------------------
----------------------------------------------------------------------
      02/28/1998               24,705                  29,524
----------------------------------------------------------------------
----------------------------------------------------------------------
      05/31/1998               25,008                  30,814
----------------------------------------------------------------------
----------------------------------------------------------------------
      08/31/1998               20,806                  27,142
----------------------------------------------------------------------
----------------------------------------------------------------------
      11/30/1998               24,500                  33,120
----------------------------------------------------------------------
----------------------------------------------------------------------
      02/28/1999               25,880                  35,358
----------------------------------------------------------------------
----------------------------------------------------------------------
      05/31/1999               26,922                  37,295
----------------------------------------------------------------------
----------------------------------------------------------------------
      08/31/1999               29,001                  37,947
----------------------------------------------------------------------
----------------------------------------------------------------------
      11/30/1999               32,953                  40,040
----------------------------------------------------------------------
----------------------------------------------------------------------
      02/29/2000               44,082                  39,504
----------------------------------------------------------------------
----------------------------------------------------------------------
      05/31/2000               37,899                  41,200
----------------------------------------------------------------------
----------------------------------------------------------------------
      08/31/2000               48,461                  44,135
----------------------------------------------------------------------
----------------------------------------------------------------------
      11/30/2000               33,287                  38,348
----------------------------------------------------------------------
----------------------------------------------------------------------
      02/28/2001               29,216                  36,267
----------------------------------------------------------------------
----------------------------------------------------------------------
      05/31/2001               27,269                  36,854
----------------------------------------------------------------------
----------------------------------------------------------------------
      08/31/2001               24,291                  33,377
----------------------------------------------------------------------
----------------------------------------------------------------------
      11/30/2001               24,832                  33,665
----------------------------------------------------------------------
----------------------------------------------------------------------
      02/28/2002               23,679                  32,819
----------------------------------------------------------------------
----------------------------------------------------------------------
      05/31/2002               22,927                  31,755
----------------------------------------------------------------------
----------------------------------------------------------------------
      08/31/2002               20,219                  27,373
----------------------------------------------------------------------
1. The Fund changed its fiscal year from June to August.
------------------------------------------------------------

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical
Investments in:
Growth Fund (Class B) and S&PP 500 Index.

[Line Graph]
----------------------------------------------------------------------
         Date          Value of Investment in      S&PP 500 Index
                                Fund
----------------------------------------------------------------------
----------------------------------------------------------------------
      08/17/1993               10,000                  10,000
----------------------------------------------------------------------
----------------------------------------------------------------------
      09/30/1993               10,217                  9,923
----------------------------------------------------------------------
----------------------------------------------------------------------
      12/31/1993               10,414                  10,153
----------------------------------------------------------------------
----------------------------------------------------------------------
      03/31/1994               10,161                  9,769
----------------------------------------------------------------------
----------------------------------------------------------------------
      06/30/1994                9,980                  9,810
----------------------------------------------------------------------
----------------------------------------------------------------------
      09/30/1994               10,625                  10,288
----------------------------------------------------------------------
----------------------------------------------------------------------
      12/31/1994               10,571                  10,287
----------------------------------------------------------------------
----------------------------------------------------------------------
      03/31/1995               11,557                  11,287
----------------------------------------------------------------------
----------------------------------------------------------------------
      06/30/1995               12,796                  12,363
----------------------------------------------------------------------
----------------------------------------------------------------------
      09/30/1995               13,837                  13,345
----------------------------------------------------------------------
----------------------------------------------------------------------
      12/31/1995               14,126                  14,147
----------------------------------------------------------------------
----------------------------------------------------------------------
      03/31/1996               14,937                  14,907
----------------------------------------------------------------------
----------------------------------------------------------------------
      06/30/1996               15,349                  15,575
----------------------------------------------------------------------
----------------------------------------------------------------------
     08/31/19961               15,443                  15,202
----------------------------------------------------------------------
----------------------------------------------------------------------
      11/30/1996               17,445                  17,745
----------------------------------------------------------------------
----------------------------------------------------------------------
      02/28/1997               18,064                  18,625
----------------------------------------------------------------------
----------------------------------------------------------------------
      05/31/1997               19,121                  20,083
----------------------------------------------------------------------
----------------------------------------------------------------------
      08/31/1997               20,683                  21,377
----------------------------------------------------------------------
----------------------------------------------------------------------
      11/30/1997               20,372                  22,803
----------------------------------------------------------------------
----------------------------------------------------------------------
      02/28/1998               21,621                  25,141
----------------------------------------------------------------------
----------------------------------------------------------------------
      05/31/1998               21,841                  26,240
----------------------------------------------------------------------
----------------------------------------------------------------------
      08/31/1998               18,136                  23,113
----------------------------------------------------------------------
----------------------------------------------------------------------
      11/30/1998               21,313                  28,204
----------------------------------------------------------------------
----------------------------------------------------------------------
      02/28/1999               22,468                  30,109
----------------------------------------------------------------------
----------------------------------------------------------------------
      05/31/1999               23,324                  31,759
----------------------------------------------------------------------
----------------------------------------------------------------------
      08/31/1999               25,087                  32,314
----------------------------------------------------------------------
----------------------------------------------------------------------
      11/30/1999               28,506                  34,096
----------------------------------------------------------------------
----------------------------------------------------------------------
      02/29/2000               38,134                  33,640
----------------------------------------------------------------------
----------------------------------------------------------------------
      05/31/2000               32,785                  35,084
----------------------------------------------------------------------
----------------------------------------------------------------------
      08/31/2000               41,921                  37,583
----------------------------------------------------------------------
----------------------------------------------------------------------
      11/30/2000               28,795                  32,656
----------------------------------------------------------------------
----------------------------------------------------------------------
      02/28/2001               25,274                  30,883
----------------------------------------------------------------------
----------------------------------------------------------------------
      05/31/2001               23,590                  31,383
----------------------------------------------------------------------
----------------------------------------------------------------------
      08/31/2001               21,013                  28,422
----------------------------------------------------------------------
----------------------------------------------------------------------
      11/30/2001               21,481                  28,667
----------------------------------------------------------------------
----------------------------------------------------------------------
      02/28/2002               20,484                  27,947
----------------------------------------------------------------------
----------------------------------------------------------------------
      05/31/2002               19,833                  27,041
----------------------------------------------------------------------
----------------------------------------------------------------------
      08/31/2002               17,490                  23,310
----------------------------------------------------------------------
1. The Fund changed its fiscal year from June to August.

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical
Investments in:
Growth Fund (Class C) and S&PP 500 Index.

[Line Graph]
----------------------------------------------------------------------
         Date          Value of Investment in      S&PP 500 Index
                                Fund
----------------------------------------------------------------------
----------------------------------------------------------------------
      11/01/1995               10,000                  10,000
----------------------------------------------------------------------
----------------------------------------------------------------------
      12/31/1995               10,128                  10,640
----------------------------------------------------------------------
----------------------------------------------------------------------
      03/31/1996               10,711                  11,211
----------------------------------------------------------------------
----------------------------------------------------------------------
      06/30/1996               11,006                  11,713
----------------------------------------------------------------------
----------------------------------------------------------------------
     08/31/19961               11,073                  11,432
----------------------------------------------------------------------
----------------------------------------------------------------------
      11/30/1996               12,507                  13,345
----------------------------------------------------------------------
----------------------------------------------------------------------
      02/28/1997               12,952                  14,007
----------------------------------------------------------------------
----------------------------------------------------------------------
      05/31/1997               13,710                  15,104
----------------------------------------------------------------------
----------------------------------------------------------------------
      08/31/1997               14,830                  16,077
----------------------------------------------------------------------
----------------------------------------------------------------------
      11/30/1997               14,607                  17,149
----------------------------------------------------------------------
----------------------------------------------------------------------
      02/28/1998               15,502                  18,907
----------------------------------------------------------------------
----------------------------------------------------------------------
      05/31/1998               15,662                  19,734
----------------------------------------------------------------------
----------------------------------------------------------------------
      08/31/1998               13,001                  17,382
----------------------------------------------------------------------
----------------------------------------------------------------------
      11/30/1998               15,280                  21,211
----------------------------------------------------------------------
----------------------------------------------------------------------
      02/28/1999               16,107                  22,643
----------------------------------------------------------------------
----------------------------------------------------------------------
      05/31/1988               16,726                  23,884
----------------------------------------------------------------------
----------------------------------------------------------------------
      08/31/1999               17,977                  24,301
----------------------------------------------------------------------
----------------------------------------------------------------------
      11/30/1999               20,389                  25,642
----------------------------------------------------------------------
----------------------------------------------------------------------
      02/29/2000               27,225                  25,299
----------------------------------------------------------------------
----------------------------------------------------------------------
      05/31/2000               23,360                  26,385
----------------------------------------------------------------------
----------------------------------------------------------------------
      08/31/2000               29,819                  28,264
----------------------------------------------------------------------
----------------------------------------------------------------------
      11/30/2000               20,441                  24,559
----------------------------------------------------------------------
----------------------------------------------------------------------
      02/28/2001               17,908                  23,226
----------------------------------------------------------------------
----------------------------------------------------------------------
      05/31/2001               16,681                  23,602
----------------------------------------------------------------------
----------------------------------------------------------------------
      08/31/2001               14,831                  21,375
----------------------------------------------------------------------
----------------------------------------------------------------------
      11/30/2001               15,133                  21,559
----------------------------------------------------------------------
----------------------------------------------------------------------
      02/28/2002               14,403                  21,018
----------------------------------------------------------------------
----------------------------------------------------------------------
      05/31/2002               13,917                  20,336
----------------------------------------------------------------------
----------------------------------------------------------------------
      08/31/2002               12,252                  17,530
----------------------------------------------------------------------
1. The Fund changed its fiscal year from June to August.

Class N Shares

Comparison of Change in Value of $10,000 Hypothetical
Investments in:
Growth Fund (Class N) and S&PP 500 Index.

[Line Graph]
----------------------------------------------------------------------
         Date          Value of Investment in      S&PP 500 Index
                                Fund
----------------------------------------------------------------------
----------------------------------------------------------------------
      03/01/2001               10,000                  10,000
----------------------------------------------------------------------
----------------------------------------------------------------------
      05/31/2001                9,246                  10,162
----------------------------------------------------------------------
----------------------------------------------------------------------
      08/31/2001                8,231                  9,203
----------------------------------------------------------------------
----------------------------------------------------------------------
      11/30/2001                8,406                  9,283
----------------------------------------------------------------------
----------------------------------------------------------------------
      02/28/2002                8,011                  9,049
----------------------------------------------------------------------
----------------------------------------------------------------------
      05/31/2002                7,752                  8,756
----------------------------------------------------------------------
----------------------------------------------------------------------
      08/31/2002                6,764                  7,548
----------------------------------------------------------------------

Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical
Investments in:
Growth Fund (Class Y) and S&PP 500 Index.

[Line Graph]
----------------------------------------------------------------------
         Date          Value of Investment in      S&PP 500 Index
                                Fund
----------------------------------------------------------------------
----------------------------------------------------------------------
      06/01/1994               10,000                  10,000
----------------------------------------------------------------------
----------------------------------------------------------------------
      06/30/1994                9,487                  9,755
----------------------------------------------------------------------
----------------------------------------------------------------------
      09/30/1994               10,132                  10,231
----------------------------------------------------------------------
----------------------------------------------------------------------
      12/31/1994               10,103                  10,230
----------------------------------------------------------------------
----------------------------------------------------------------------
      03/31/1995               11,077                  11,224
----------------------------------------------------------------------
----------------------------------------------------------------------
      06/30/1995               12,294                  12,294
----------------------------------------------------------------------
----------------------------------------------------------------------
      09/30/1995               13,328                  13,271
----------------------------------------------------------------------
----------------------------------------------------------------------
      12/31/1995               13,641                  14,069
----------------------------------------------------------------------
----------------------------------------------------------------------
      03/31/1996               14,456                  14,824
----------------------------------------------------------------------
----------------------------------------------------------------------
      06/30/1996               14,889                  15,489
----------------------------------------------------------------------
----------------------------------------------------------------------
     08/31/19961               15,009                  15,117
----------------------------------------------------------------------
----------------------------------------------------------------------
      11/30/1996               17,000                  17,647
----------------------------------------------------------------------
----------------------------------------------------------------------
      02/28/1997               17,648                  18,522
----------------------------------------------------------------------
----------------------------------------------------------------------
      05/31/1997               18,728                  19,972
----------------------------------------------------------------------
----------------------------------------------------------------------
      08/31/1997               20,316                  21,259
----------------------------------------------------------------------
----------------------------------------------------------------------
      11/30/1997               20,065                  22,677
----------------------------------------------------------------------
----------------------------------------------------------------------
      02/28/1998               21,350                  25,002
----------------------------------------------------------------------
----------------------------------------------------------------------
      05/31/1998               21,630                  26,095
----------------------------------------------------------------------
----------------------------------------------------------------------
      08/31/1998               18,005                  22,985
----------------------------------------------------------------------
----------------------------------------------------------------------
      11/30/1998               21,213                  28,047
----------------------------------------------------------------------
----------------------------------------------------------------------
      02/28/1999               22,421                  29,942
----------------------------------------------------------------------
----------------------------------------------------------------------
      05/31/1999               23,332                  31,583
----------------------------------------------------------------------
----------------------------------------------------------------------
      08/31/1999               25,161                  32,135
----------------------------------------------------------------------
----------------------------------------------------------------------
      11/30/1999               28,603                  33,907
----------------------------------------------------------------------
----------------------------------------------------------------------
      02/29/2000               38,284                  33,453
----------------------------------------------------------------------
----------------------------------------------------------------------
      05/31/2000               32,940                  34,889
----------------------------------------------------------------------
----------------------------------------------------------------------
      08/31/2000               42,159                  37,375
----------------------------------------------------------------------
----------------------------------------------------------------------
      11/30/2000               28,963                  32,475
----------------------------------------------------------------------
----------------------------------------------------------------------
      02/28/2001               25,437                  30,712
----------------------------------------------------------------------
----------------------------------------------------------------------
      05/31/2001               23,766                  31,209
----------------------------------------------------------------------
----------------------------------------------------------------------
      08/31/2001               21,176                  28,264
----------------------------------------------------------------------
----------------------------------------------------------------------
      11/30/2001               21,675                  28,508
----------------------------------------------------------------------
----------------------------------------------------------------------
      02/28/2002               20,680                  27,792
----------------------------------------------------------------------
----------------------------------------------------------------------
      05/31/2002               20,038                  26,891
----------------------------------------------------------------------
----------------------------------------------------------------------
      08/31/2002               17,682                  23,181
----------------------------------------------------------------------
1. The Fund changed its fiscal year from June to August.
Total  returns  and  the  ending  account  values  in  the
graphs  include  changes in share  price and  reinvestment
of  dividends  and  capital  gains   distributions   in  a
hypothetical   investment  for  the  periods  shown.  Past
performance  does  not  predict  future  performance.  The
Fund's total  returns  shown do not reflect the  deduction
of  income  taxes  on an  individual's  investment.  Taxes
may reduce  your  actual  investment  returns on income or
gains  paid by the Fund or any  gains you may  realize  if
you sell your shares.
----------------------------------------------------------

What are other Key Features of the Funds?

      The  description  of certain key features of the Funds
below  is  supplemented   by  each  Fund's   Prospectus  and
Statement of Additional Information,  which are incorporated by reference.

Investment   Management  and  Fees  -  Under  Growth  Fund's
investment advisory agreement,  the Fund pays the Manager an advisory fee at an annual rate that  declines on  additional assets as the Fund grows.

      The  Management  Fees  received by the Adviser of MAFG
Fund and paid  indirectly by MAFG Fund are described  below.
MAFG Fund does note  directly pay a  management  fee to OFI, however,  the Master Fund pays the Adviser a management  fee at the  annual  rate  of  0.60%  of its  average  daily  net assets.  The fees and  expenses  that the Master  Fund pays, including  the  management  fee it pays to the Adviser,  are passed  directly  through to MAFG Fund in  proportion to the number of shares of the Master Fund owned by MAFG Fund.

---------------------------------------------------------------------------------
             MAFG Fund                              Growth Fund
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
The  Adviser is entitled to receive 0.75% of the first $200 million of average a  monthly  management  fee  at the annual net assets of the Fund, annual  contractual  rate of  0.60%
of the average  daily net assets of
the Master  Fund.  MAFG invests all
of  its  assets  in  shares  of the
Master   Fund.   Accordingly,   all
portfolio  management occurs at the
level  of  the  Master  Fund.   The
Master  Fund  has  entered  into an
investment   management   agreement
with the  Adviser.  The Adviser has
entered    into    a    contractual
arrangement  with the  Master  Fund
that provides  that the  management
fee  for  the  Master  Fund,   when
combined with  administration  fees
of  certain  funds  that  invest in
the Master  Fund  (other  than MAFG
Fund),  will not  exceed a specific
amount.
---------------------------------------------------------------------------------
                                   ----------------------------------------------
                                   0.72% of the next $200 million,
                                   ----------------------------------------------
                                   ----------------------------------------------
                                   0.69% of the next $200 million,
                                   ----------------------------------------------
                                   ----------------------------------------------
                                   0.66% of the next $200 million,
                                   ----------------------------------------------
                                   ----------------------------------------------
                                   0.60% of the next $700 million,
                                   ----------------------------------------------
                                   ----------------------------------------------
                                   0.58% of the next $1.0 billion,
                                   ----------------------------------------------
                                   ----------------------------------------------
                                   0.56% of the next $2.0 billion, and
                                   ----------------------------------------------
                                   ----------------------------------------------
                                   0.54% of the average annual net assets in
                                   excess of $4.5 billion.
                                   ----------------------------------------------

------------------------------------------------------------
      As indicated in the table below,  the  management  fee
for MAFG Fund for the twelve  months  ended  March 31,  2003 was an annual rate of 0.60% of the average  annual daily net assets of the Master  Fund.  The  management  fee for Growth
Fund for the twelve  months  ended  March 31, 2003 was 0.65%
of the  average  annual net assets for each class of shares.
The   12b-1   distribution   plans   for  both   Funds   are
substantially similar.

            Annual Fund Operating Expense table
           for the 12 months ended March 31, 2003
       (as a percentage of average daily net assets)
-------------------------------------------------------------------------------
                               MAFG Fund                       Combined Pro
                                              Growth Fund    Forma Growth Fund
                            Class A Shares   Class A Shares   Class A Shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Management Fee                   0.60%           0.65%             0.65%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Distribution and/or              0.25%
Service (12b-1) fees                             0.23%             0.23%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Other Expenses                   1.58%           0.46%             0.46%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Annual Operating                           1.34%             1.34%
Expenses                         2.43%
-------------------------------------------------------------------------------
"Other Expenses"  include transfer agent fees and custodial, accounting  and legal  expenses the Funds pay. This chart is for illustrative purposes only.
------------------------------------------------------------

      OppenheimerFunds,    Inc.    has   entered   into   an
Administration    Agreement    with   MAFG   Fund    whereby
OppenheimerFunds,  Inc.  will  maintain  certain  books  and records on behalf of the Fund and prepare  certain  reports.
OppenheimerFunds,  Inc. shall also be responsible for filing
with  the  SEC  any  state  securities   regulators  certain
disclosure documents.  Under the Agreement, the Fund pays an
Administration  Fee to  OppenheimerFunds,  Inc.  of 0.50% of
the  average  annual  net  assets  of each  such  Fund.  The
Adviser  has  entered  into a  sub-administration  agreement
with  OppenheimerFunds,   Inc.  Under  that  agreement,  the
Adviser  maintains  certain  books and records and  prepares certain reports on behalf of MAFG Fund.

      The net assets  under  management  for Growth  Fund on
March  31,   2003  were   $1,410,745,297   as   compared  to
$3,239,428  for MAFG  Fund.  Effective  upon the  Closing of
the   Reorganization,   the  management  fee  rate  for  the
surviving  Fund is  expected  to be 0.65% of average  annual net  assets  based on  combined  assets  of the  Funds as of
March 31,  2003.  Additionally,  the  "Other  Expenses"  and
"Total Annual Operating  Expenses" of the surviving Fund are expected to be substantially  less than the "Other Expenses"
and "Total Annual Operating Expenses" of MAFG Fund.

      For a detailed  description of each Fund's  investment
management   agreement,   see  the  section  below  entitled
"Comparison  of Investment  Objectives and Policies - How do
the Account Features and Shareholder  Services for the Funds
Compare?"

      Transfer  Agency  and  Custody  Services  - Both Funds
receive  shareholder  accounting and other clerical services from  OppenheimerFunds  Services in its capacity as transfer agent  and  dividend  paying  agent.  It acts on a fixed fee basis  for both  Funds.  The  terms of the  transfer  agency agreement for both Funds are substantially similar.

      Citibank,  N.A., located at 111 Wall Street, New York,
NY 10005,  acts as  custodian  of the  securities  and other assets of both MAFG Fund and Growth Fund.

      Distribution Services - OppenheimerFunds  Distributor,
Inc. (the "Distributor")  acts as the principal  underwriter in a  continuous  public  offering  of shares of both Funds, but is not  obligated  to sell a specific  number of shares.
Both Funds have  adopted  service  plans under Rule 12b-1 of the  Investment  Company  Act for their  Class A shares  and distribution  and  service  plans under Rule 12b-1 for their
Class B, Class C and Class N shares.

      The  12b-1  fees for  Class A shares of both MAFG Fund
and Growth  Fund are  service  plan fees which are a maximum of 0.25% of  average  annual  net  assets of Class A shares.
The  12b-1  fees for the  other  classes  of both  Funds are
Distribution  and Service plan fees which  include a service fee of 0.25% of  average  annual  net  assets  for  Class B,
Class C and Class N shares and an  asset-based  sales charge of 0.75% of average  annual net assets for Class B and Class
C shares and 0.25% of average  annual net assets for Class N shares.

      For   a   detailed    description   of   each   Fund's
distribution-related  services, see the section below titled
"Comparison  of Investment  Objectives and Policies - How do
the Account Features and Shareholder  Services for the Funds
Compare?"

      Purchases,    Redemptions,    Exchanges    and   other
Shareholder  Services  - Both  Funds  have  nearly  the same requirements  and restrictions in connection with purchases, redemptions  and  exchanges.  In  addition,  each  Fund also
offers  the  same  types  of  shareholder   services.   More
detailed  information   regarding  purchases,   redemptions,
exchanges  and  shareholder  services  can be found below in
the  section   below  titled   "Comparison   of   Investment
Objectives  and  Policies - How do the Account  Features and
Shareholder Services for the Funds Compare?"

      Dividends  and  Distributions  -  Both  Funds  declare
dividends  separately  for  each  class of  shares  from net investment  income  annually  and  pay  those  dividends  to shareholders  in December on a date selected by the Board of each  Fund.  Both  Funds may  realize  capital  gains on the sale of  portfolio  holdings.  If they do,  they  will  make distributions  out of any  short-term  or long-term  capital gains in  December of each year.  There can be no  assurance that either  Fund will pay any  dividends  or capital  gains distributions in a particular year.

      For a detailed  description  of each Fund's  policy on
dividends  and  distributions,   see  the  section  entitled
"Comparison  of Investment  Objectives and Policies - How do
the Account Features and Shareholder  Services for the Funds
Compare?"

 WHAT ARE THE PRINCIPAL RISKS OF AN INVESTMENT IN MAFG FUND
                      AND GROWTH FUND?

      In  evaluating  whether to approve the  Reorganization
and invest in Growth  Fund,  shareholders  should  carefully consider the following risk factors,  the other  information set forth in this  Prospectus  and Proxy  Statement  and the more complete  description  of risk factors set forth in the documents  incorporated by reference  herein,  including the
Prospectuses  of the Funds and their  respective  Statements of Additional Information.

General

      The   main   investment   risks  of  the   Funds   are
substantially  similar.  All investments  have risks to some degree.  Both Funds'  investments  are subject to changes in their value from a number of factors described below.  There is  also  the  risk  that  poor  security  selection  by the
Manager or the Adviser will cause the Funds to  underperform other funds having similar objectives.

      These  risks  collectively  form the risk  profiles of
the   Funds,   and  can  affect  the  value  of  the  Funds'
investments,  investment  performance  and prices per share.
These  risks  mean that you can lose money by  investing  in either fund. When you redeem your shares,  they may be worth more or less  than  what  you  paid  for  them.  There is no assurance  that  either  fund will  achieve  its  investment objective.

Risks of  Investing  in Stocks.  Stocks  fluctuate in price, and  their  short-term  volatility  at times  may be  great.
Because  both Funds  invest  primarily  in common  stocks of
U.S.  companies,  the value of each Fund's portfolio will be affected by changes in the U.S. stock  markets.  Market risk will  affect the Funds'  net asset  values per share,  which will  fluctuate  as  the  values  of  the  Funds'  portfolio securities  change.  The prices of individual  stocks do not all  move in the  same  direction  uniformly  or at the same time.  Different stock markets may behave  differently  from each other.  Because both Funds can buy foreign stocks, they could both be affected by changes in foreign stock markets.

     Other  factors can affect a particular  stock's  price,
such as poor earnings  reports by the issuer,  loss of major customers,  major litigation  against the issuer, or changes in  government  regulations  affecting  the  issuer  or  its industry.

     The  Manager  may  increase  the  relative  emphasis of
Growth  Fund's  investments  in a particular  industry  from time to time.  Stocks of  issuers in a  particular  industry may be affected by changes in economic  conditions,  changes in government  regulations,  availability of basic resources or supplies,  or other events that affect that industry more than others.  To the extent that Growth Fund  increases  the
relative   emphasis  of  its  investments  in  a  particular
industry,  its share  values may  fluctuate  in  response to events affecting that industry.

Sector  Risk.  To the  extent  that  the  Funds  concentrate their  investments  in a specific  sector or relatively  few
industry   sectors,   there  is  the  possibility  that  the
investments  within those  sectors will decline in price due
to  industry  specific  market  or  economic   developments.
There is the  possibility  that each Fund's share price will be  more  volatile  than  funds  that  have  broader  sector exposure.

Risks of  Foreign  Investing.  Both  Funds  can buy  foreign equity and debt securities.  While foreign  securities offer
special  investment  opportunities,   they  are  subject  to
special  risks that can reduce the Funds'  share  prices and returns.

      The change in value of a foreign  currency against the
U.S.  dollar  will  result  in a change  in the U.S.  dollar value of securities  denominated  in that foreign  currency.
Currency rate changes can also affect the  distributions the
Fund  makes  from  the  income  it  receives   from  foreign
securities.   Foreign   investing   can   result  in  higher
transaction  and  operating  costs  for  the  Fund.  Foreign
issuers  are  not  subject  to  the  same   accounting   and
disclosure   requirements   to  which  U.S.   companies  are
subject.  The value of foreign  investments  may be affected
by   exchange   control   regulations,    expropriation   or
nationalization  of  a  company's  assets,   foreign  taxes,
delays   in   settlement   of   transactions,   changes   in
governmental  economic  or  monetary  policy in the U.S.  or abroad,  or other political and economic  factors.  ADRs may not  necessarily  be denominated in the same currency as the securities into which they may be converted.

How Risky are the Funds Overall?  The risks  described above collectively  form the  overall  risk  profile of the Funds, and can affect the value of the  Funds'  investments,  their
investment   performance   and  their   prices   per  share.
Particular   investments  and  investment   strategies  have
risks.  Both  Funds  are also  subject  to the risk that the stocks the Manager or Adviser selects will  underperform the stock  market,  the  relevant  indices  or other  funds with similar  investment  objectives and  investment  strategies.
By   focusing   on  a   comparatively   smaller   number  of
investments  and  industry  sectors,  Growth  Fund's risk is increased  because each  investment  has a greater effect on its performance.

     In the short term,  the stock  markets can be volatile,
and the  prices  of the  Funds'  shares  can go up and  down substantially.  Growth  stocks  may be  more  volatile  than other equity  investments.  Growth Fund  generally  does not use  income-oriented  investments to help cushion the Fund's total return from changes in stock prices.

               REASONS FOR THE REORGANIZATION

      At a  meeting  of the Board of  Trustees  of MAFG Fund
held  April  28,  2003,  the  Board  considered  whether  to
approve  the  proposed   Reorganization   and  reviewed  and
discussed  with  OFI  and  independent   legal  counsel  the
materials   provided  by  OFI   relevant  to  the   proposed
Reorganization.  Included in the materials  was  information with respect to the Funds' respective  investment objectives and policies,  management fees,  distribution fees and other operating expenses, historical performance and asset size.

      The  Board  reviewed  information  demonstrating  that
MAFG Fund is a relatively  smaller  fund with  approximately
$3.2 million in net assets as of April 23,  2003.  The Board anticipates  that  MAFG  Fund's  assets  will  not  increase substantially  in size  in the  near  future  and  that  its expense ratio might remain high as fixed  expenses are borne by a relatively  small fund. In comparison,  Growth Fund had approximately  $1.4  billion  in net  assets as of April 23,
2003.  After the  Reorganization,  the  shareholders of MAFG
Fund  would  become  shareholders  of a larger  fund that is anticipated  to have lower overall  operating  expenses than
MAFG Fund.  There can be no assurances  that lower operating expenses will  continue into the future.  Economies of scale may benefit shareholders of MAFG Fund.

      The Board  considered  the fact that both  Funds  have
similar    investment    objectives   of   seeking   capital
appreciation.  MAFG Fund  invests  in the  Master  Fund that has the  same  goals  as the  Fund.  The  Master  Fund  will invest  at least 65% of its  assets  in  equity  securities.
Growth Fund currently  focuses on stocks of companies having a large or mid-size market  capitalization  meaning above $2
million.   MAFG  Fund   invests  in  the  common   stock  of
approximately  20 to 30 companies that have earnings  growth and capital appreciation  potential and currently emphasizes
common   stocks  of   companies   with  large  stock  market
capitalizations  (greater  than $5  billion).  It  currently emphasizes  companies  having a large market  capitalization meaning  greater than $5 billion.  The Board noted that each
Fund is designed for long-term investors.

      The Board  also  considered  that the  procedures  for
purchases,  exchanges  and  redemptions  of  shares  of both
Funds are very  similar  and that both Funds  offer the same investor services and options.

      The Board also  considered the terms and conditions of
the  Reorganization,  including that there would be no sales charge imposed in effecting the  Reorganization and that the
Reorganization    is    expected    to    be   a    tax-free
reorganization.   The  Board   concluded  that  MAFG  Fund's
participation  in the  transaction  is in the best interests of the Fund and its shareholders,  notwithstanding  that the lower pro forma expenses of the combined Funds  (relative to
MAFG  Fund)  and  the  historically  better  performance  of
Growth   Fund   are   subject   to   change   and  that  the
Reorganization  would  not  result  in  a  dilution  of  the interests of existing shareholders of MAFG Fund.

      After  consideration  of the above  factors,  and such
other  factors  and  information  as the  Board of MAFG Fund deemed relevant,  the Board,  including the Trustees who are not  "interested  persons"  (as  defined  in the  Investment
Company  Act) of either  MAFG Fund or OFI (the  "Independent
Trustees"),  unanimously approved the Reorganization and the
Reorganization   Agreement   and  voted  to  recommend   its
approval to the shareholders of MAFG Fund.

      The Board of  Growth  Fund  also  determined  that the
Reorganization  was in the best interests of Growth Fund and its  shareholders and that no dilution would result to those shareholders.  Growth Fund  shareholders  do not vote on the
Reorganization.  The Board of  Growth  Fund,  including  the
Independent     Trustees,     unanimously    approved    the
Reorganization and the Reorganization Agreement.

      For the reasons  discussed above, the Board, on behalf
of  MAFG   Fund,   recommends   that   you   vote   FOR  the
Reorganization  Agreement.  If  shareholders of MAFG Fund do
not    approve    the    Reorganization    Agreement,    the
Reorganization will not take place.

            INFORMATION ABOUT THE REORGANIZATION

This  is only a  summary  of the  Reorganization  Agreement.
You   should   read  the  actual   form  of   Reorganization
Agreement.  It is attached as Exhibit A.

How Will the Reorganization be Carried Out?

      If  the   shareholders   of  MAFG  Fund   approve  the
Reorganization   Agreement,  the  Reorganization  will  take
place after  various  conditions  are satisfied by MAFG Fund and Growth Fund,  including  delivery of certain  documents.
The Closing  Date is  presently  scheduled  for  November 7,
2003  and the  Valuation  Date is  presently  scheduled  for
November 6, 2003.

      If    shareholders    of   MAFG   Fund   approve   the
Reorganization  Agreement,  MAFG Fund will deliver to Growth
Fund  substantially  all of its net  assets  on the  Closing
Date.  In exchange,  shareholders  of MAFG Fund will receive
Class A, Class B,  Class C, Class N and Class Y Growth  Fund
shares  that have a value  equal to the dollar  value of the assets  delivered  by MAFG  Fund to Growth  Fund.  MAFG Fund will then be liquidated and its  outstanding  shares will be cancelled.  The  stock  transfer  books  of MAFG  Fund  will permanently  be  closed  at the  close  of  business  on the
Valuation  Date. Only  redemption  requests  received by the
Transfer  Agent in  proper  form on or  before  the close of business on the  Valuation  Date will be  fulfilled  by MAFG
Fund.  Redemption  requests received after that time will be considered requests to redeem shares of Growth Fund.

      Shareholders  of MAFG  Fund  who vote  their  Class A,
Class B,  Class C,  Class N and  Class Y shares  in favor of the  Reorganization  will be  electing  in  effect to redeem their  shares  of  MAFG  Fund  at  net  asset  value  on the
Valuation  Date,  after MAFG Fund  subtracts a cash reserve, and  reinvest  the  proceeds  in Class A,  Class B, Class C,
Class N and  Class Y  shares  of  Growth  Fund at net  asset value.  The cash  reserve is that  amount  retained  by MAFG
Fund,  which is deemed  sufficient in the  discretion of the
Board  for the  payment  of the  Fund's  outstanding  debts, taxes and  expenses  of  liquidation.  The cash  reserve  is estimated to be  approximately  $24,000 cash. Any debts paid out of the  cash  reserve  will be  those  debts,  taxes  or expenses  of  liquidation  incurred  by the MAFG  Fund on or before the Closing  Date.  Growth Fund is not  assuming  any debts of MAFG Fund  except  debts for  unsettled  securities
transactions   and   outstanding   dividend  and  redemption
checks.  MAFG Fund will  recognize  capital  gains or losses on any  sales  of  portfolio  securities  made  prior to the
Reorganization.    The    sales    contemplated    in    the
Reorganization  are anticipated to be in the ordinary course of business of MAFG Fund's activities.

      Under the  Reorganization  Agreement,  within one year
after the Closing Date,  MAFG Fund shall:  (a) either pay or make  provision  for all of its  debts  and  taxes;  and (b)
either  (i)  transfer  any  remaining  amount  of  the  cash reserve  to Growth  Fund,  if such  remaining  amount is not
material  (as  defined  below)  or  (ii)   distribute   such
remaining  amount to the  shareholders of MAFG Fund who were shareholders  on the Valuation  Date.  The remaining  amount shall  be  deemed  to  be  material  if  the  amount  to  be distributed,  after deducting the estimated  expenses of the distribution,  equals or  exceeds  one cent per share of the number  of MAFG Fund  shares  outstanding  on the  Valuation
Date.  In  order  to  qualify  for  this  rebate,  it is not necessary  for a  shareholder  of MAFG Fund to  continue  to hold shares of the combined  entity after the Closing  Date.
If the cash reserve is  insufficient  to satisfy any of MAFG
Fund's liabilities,  OFI will assume  responsibility for any such  unsatisfied  liability.  Within  one  year  after  the
Closing Date, MAFG Fund will complete its liquidation.

      Under the Reorganization  Agreement,  either MAFG Fund
or Growth Fund may abandon and terminate the  Reorganization
Agreement  for any  reason and there  shall be no  liability for damages or other  recourse  available to the other Fund, provided,  however,  that in the event that one of the Funds terminates  this  Agreement  without  reasonable  cause,  it shall,  upon  demand,  reimburse  the  other  Fund  for  all expenses,  including reasonable  out-of-pocket  expenses and fees incurred in connection with this Agreement.

      To the extent  permitted  by law,  the Funds may agree
to amend the  Reorganization  Agreement without  shareholder approval.  They may also agree to terminate  and abandon the
Reorganization   at  any  time  before  or,  to  the  extent
permitted  by law,  after the  approval of  shareholders  of
MAFG Fund.

Who Will Pay the Expenses of the Reorganization?

      The cost of printing  and mailing the proxies and this
Prospectus  and Proxy  Statement will be borne by MAFG Fund.
Those  printing  and  mailing  costs  are  estimated  to  be
$11,247  and  $3,337,  respectively.  With  respect  to  the
Reorganization  the  Manager  will  bear the cost of the tax opinion  and audits for  Growth  Fund,  while MAFG Fund will bear the cost of its respective  tax opinion.  Any documents such as existing  prospectuses  or annual  reports  that are included in the proxy mailing or at a shareholder's  request will be a cost of the Fund issuing the  document.  Any other out-of-pocket  expenses  associated with the  Reorganization will be paid by the Funds in the  amounts  incurred by each.
The approximate  cost of the  Reorganization  is $44,800 for
MAFG Fund and $11,425 for Growth Fund.

      The Manager and the Board of Trustees  for Growth Fund
believe the  shareholders  of Growth Fund will  benefit from
the  proposed   merger  by  acquiring   securities   without
transaction  costs that Growth Fund would  otherwise want to acquire  for  its  portfolio  and by  adding  a  shareholder
account   base  that  will  present   additional   marketing
opportunities to Growth Fund.  Nonetheless,  the Board asked the  Manager  whether it would be  willing to absorb  Growth
Fund's portion of the  Reorganization  costs in light of the relatively  small amount of assets and shareholder  accounts
that  Growth   Fund  would   acquire  as  a  result  of  the
reorganization.  While the  estimated  reorganization  costs are  anticipated  to be only slightly  greater than the cost of  acquiring  MAFG  Fund's  securities  on the open  market using  reasonable  estimates (that could  ultimately be more or less  than  estimated),  the  Manager  agreed  to  absorb
Growth Fund's portion of the  reorganization  costs in order to avoid any  possibility  of dilution of the  interests  of
Growth  Fund's  shareholders.  Those costs are  estimated to be $11,425.

What are the tax consequences of the Reorganization?

      The   Reorganization  is  intended  to  qualify  as  a
tax-free  reorganization  for  federal  income tax  purposes under  Section  368(a)(1)  of the  Internal  Revenue Code of
1986,  as  amended.   Based  on  certain   assumptions   and
representations  received from MAFG Fund and Growth Fund, it is expected to be the opinion of Deloitte & Touche LLP,  tax advisor to MAFG Fund,  that  shareholders  of MAFG Fund will not  recognize  any  gain or loss  for  federal  income  tax purposes  as a result of the  exchange  of their  shares for shares of Growth Fund, and that  shareholders of Growth Fund will not  recognize  any gain or loss upon  receipt  of MAFG
Fund's  assets.  In  addition,  neither  Fund is expected to recognize a gain or loss as a result of the  Reorganization.
The holding  period of Growth  Fund shares  received in that exchange  will include the period that MAFG Fund shares were held  (provided  such shares were held as a capital asset on the  Closing  Date).  If  this  type of tax  opinion  is not forthcoming  by the Closing Date,  the Fund may still choose
to   go   forward   with   the    Reorganization,    pending
re-solicitation of shareholders and shareholder approval.

      Immediately  prior to the  Valuation  Date,  MAFG Fund
will  pay  a   dividend   which  will  have  the  effect  of
distributing to MAFG Fund's  shareholders all of MAFG Fund's net  investment  company  taxable  income for taxable  years ending on or prior to the  Closing  Date  (computed  without regard to any deduction  for dividends  paid) and all of its net capital gains, if any,  realized in taxable years ending on or prior to the  Closing  Date (after  reduction  for any available capital loss  carry-forward).  Such dividends will
be   included   in  the   taxable   income  of  MAFG  Fund's
shareholders   as   ordinary   income  and   capital   gain,
respectively.

      You will continue to be  responsible  for tracking the
purchase  cost and holding  period of your shares and should consult your tax advisor  regarding  the effect,  if any, of
the    Reorganization    in   light   of   your   individual
circumstances.  You should also  consult your tax advisor as to state and local and other tax  consequences,  if any,  of the  Reorganization  because this discussion only relates to federal income tax consequences.

What should I know about Class A, Class B, Class C, Class N
and Class Y shares of each Fund?

      The   rights  of   shareholders   of  both  Funds  are
substantially   the  same.   Both  Funds  are  organized  as
Massachusetts  business  trusts.  Both Funds  Declaration of
Trusts and By-Laws are  substantially  similar  with respect to voting  rights for the  election of  Trustees  and rights
for   mergers,    liquidations   and    distributions    and
redemptions.   Shareholders   of  Growth  Fund  have  voting
rights  that  are  greater  on   significant   matters  that
shareholders  of MAFG  Fund do not have.  Class A,  Class B,
Class C,  Class N and Class Y shares of Growth  Fund will be distributed  to  shareholders  of Class A, Class B, Class C,
Class N and Class Y shares of MAFG  Fund,  respectively,  in connection  with  the  Reorganization.  Each  share  will be fully  paid and  nonassessable  when  issued,  will  have no preemptive or conversion  rights and will be transferable on the books of Growth Fund.  Each Fund's  Declaration of Trust contains an express  disclaimer  of  shareholder  or Trustee liability  for the  Fund's  obligations,  and  provides  for indemnification  and  reimbursement  of expenses  out of its property for any shareholder held personally  liable for its obligations.  Neither Fund permits  cumulative  voting.  The shares of Growth  Fund will be  recorded  electronically  in each  shareholder's  account.  Growth  Fund will then send a confirmation  to each  shareholder.  Shareholders of Class A shares of MAFG Fund holding certificates  representing their shares will not be required to surrender their  certificates in  connection  with  the  reorganization.  However,  former
Class  A   shareholders   of  MAFG  Fund  whose  shares  are
represented by outstanding  share  certificates  will not be allowed  to  redeem,  transfer,  or pledge  shares of Growth
Fund  they   receive   in  the   Reorganization   until  the
certificates  for the exchanged MAFG Fund have been returned to the  Transfer  Agent.  Shareholders  of Class B, Class C,
Class  N and  Class  Y  shares  of  MAFG  Fund  do not  have certificates  representing  their shares.  Their shares will be cancelled.

      Like MAFG Fund,  Growth Fund does not  routinely  hold
annual shareholder meetings.

      COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

      This  section  describes  key  investment  policies of
MAFG  Fund  and  Growth   Fund,   and   certain   noteworthy
differences  between the investment  objectives and policies of the two  Funds.  For a  complete  description  of  Growth
Fund's  investment  policies  and risks,  please  review its
Prospectus  dated October 23, 2002 as supplemented  July 18,
2003  and the  Statement  of  Additional  Information  dated
October 23, 2002 revised  February 12, 2003 as  supplemented
March  31,  2003.   That  Prospectus  is  attached  to  this
Prospectus  and  Proxy  Statement  as an  enclosure  and  is incorporated herein by reference.

Are   there  any   significant   differences   between   the
investment objectives and strategies of the Funds?

      In considering  whether to approve the Reorganization,
shareholders  of MAFG Fund should  consider the  differences in investment  objectives,  policies and risks of the Funds.
Additional  information  about both Funds is set forth their respective  Statements of Additional  Information and Annual
Reports,  which may be obtained upon request to the Transfer
Agent.  See  "Information  about MAFG Fund" and "Information about Growth Fund."

      MAFG  Fund and  Growth  Fund have  similar  investment
objectives.  Growth Fund seeks  capital  appreciation.  MAFG
Fund  seeks  long-term  capital   appreciation.   MAFG  Fund
invests  in equity  securities,  mainly  20 to 30  companies having  a market  capitalization  greater  than $5  billion.
Growth  Fund  invests  primarily  in  common  stocks of U.S.
companies  and focuses the portfolio by investing in between
20 to 60  companies  having  a market  capitalization  of $2 billion  and  above.  Furthermore,  both Funds may invest in foreign securities.

What are the Main Risks  Associated  with an  Investment  in the Funds?

      Like all  investments,  an  investment  in both of the
Funds  involves  risk.  There is no  assurance  that  either
Fund will meet its  investment  objective.  The  achievement
of  the  Funds'  goals   depends  upon  market   conditions,
generally,  and on the portfolio  manager's  analytical  and portfolio  management  skills.  The  risks  described  below collectively  form the risk  profiles of the Funds,  and can affect  the  value  of the  Funds'  investments,  investment performance  and prices  per  share.  There is also the risk that poor  securities  selection  by the  Manager or Adviser will cause the Fund to  underperform  other  funds  having a similar  objective.  These  risks  mean  that  you can  lose money by  investing  in either  Fund.  When you redeem  your shares,  they may be worth  more or less  than what you paid for them.

How Do the Investment Policies of the Funds Compare?

      MAFG Fund invests  primarily  in large-cap  stocks and
currently  focuses on common stock of 20 to 30 companies the
Adviser   believes   has   earnings   growth   and   capital
appreciation  potential.   Growth  Fund  invests  mainly  in
common  stocks of U.S.  companies.  To focus its  portfolio,
Growth Fund normally  invests in between 20 and 60 companies of relatively few industries  having a large  capitalization or mid-size capitalization,  although this could change over time.

    Through its  master/feeder  structure  MAFG Fund invests
all of its  assets  in the  Master  Fund  that  has the same goals as the Fund.  All  investments  are made by the Master
Fund.  The Fund is  non-diversified.  The Fund's  investment results will correspond  directly to the investment  results of the Master  Fund.  As such,  MAFG Fund is  vulnerable  to the effects of economic  changes  that effect  shares of the
Master Fund.

Risks of Growth Stocks. MAFG Funds invests in stocks of
growth companies, particularly newer companies, which may
offer opportunities for greater long-term capital
appreciation but may be more volatile than stocks of
larger, more established companies. They have greater risks
if the company's earnings growth or stock price fails to
increase as expected.

Other Equity  Securities.  Both Funds emphasize  investments in  common  stocks.  However,  they can  both buy  preferred stocks and securities  convertible  into common stock.  MAFG
Fund  may  also  invest  in  American   Depository  Receipts
("ADRs"),  European Depository  Receipts ("EDRs"),  warrants and rights that can be exercised to obtain  stock,  and real estate investment trusts.

Risks  of  Non-Diversification.  MAFG is  "non-diversified."
That means  that  compared  to funds  that are  diversified,
MAFG Fund can invest a greater  portion of its net assets in the  securities  of one issuer,  such as the Master Fund. As such,  MAFG Fund is  vulnerable  to the  effects of economic
changes  that  affect   shares  of  the  Master   Fund.   In
contrast,  Growth Fund is diversified  and is not subject to the risks of non-diversification.

Industry Focus.  Stocks of issuers in a particular  industry might be affected by changes in  economic  conditions  or by changes in  government  regulations,  availability  of basic resources  or  supplies,  or other  events  that affect that industry  more than  others.  To the  extent  that the Funds have a  greater  emphasis  on  investments  in a  particular industry,  their share  values may  fluctuate in response to events affecting that industry.

Cyclical  Opportunities.  Both  Funds  may also seek to take advantage of changes in the  business  cycle by investing in companies  that  are  sensitive  to  those  changes  if  the
Manager or Adviser believes they have growth potential.  For example,  when the economy is  expanding,  companies  in the consumer  durables  and  technology  sectors may benefit and
offer  long-term   growth   opportunities.   Other  cyclical
industries  include  insurance  and  forest  products,   for
example.  The Funds  focus on seeking  growth  over the long term, but may seek to take tactical  advantage of short-term market movements or events affecting  particular  issuers or industries.

Foreign  Investing.  Growth Fund can purchase foreign equity and  debt  securities.  Growth  Fund  currently  limits  its investments  in foreign  securities  to not more than 10% of its total  assets,  although it has the ability to invest up to 25% of its total  assets.  MAFG Fund can  invest  without limit in the securities of foreign  companies in the form of
ADRs.  In  addition,  MAFG Fund may  invest up to 10% of its total  assets  in  other  forms  of  securities  of  foreign companies  including  EDRs or other  securities  convertible into securities of foreign companies.

      MAFG  Fund may  purchase  the  securities  of  certain
foreign  investment   corporations  called  passive  foreign
investment  companies  ("PFICs")  and is  subject to certain percentage  limitations  under the  Investment  Company  Act
relating  to  the  purchase  of   securities  of  investment
companies, and, consequently,  MAFG Fund may have to subject any  of  its  investments  in  other  investment  companies, including  PFICs, to the limitation that no more than 10% of the value of the MAFG  Fund's  total  assets may be invested in such securities.

      While foreign  securities may offer special investment
opportunities,  they also have special risks that can reduce a Fund's  share  prices and  income.  The change in value of foreign  currency  against the U.S.  dollar will result in a change in the U.S.  dollar value of  securities  denominated in that  foreign  currency.  Currency  rate changes can also affect  the  distributions  a Fund  makes from the income it receives from foreign  securities if foreign currency values change  against  the  U.S.  dollar.  Foreign  investing  can result in higher  transaction  and  operating  costs for the
Fund investing in them.  Foreign  issuers are not subject to the same  accounting and disclosure  requirements  that U.S.
companies  are subject to. The value of foreign  investments
may   be   affected   by   exchange   control   regulations,
expropriation  or  nationalization  of a  company's  assets,
foreign  taxes,   delays  in  settlement  of   transactions,
changes in governmental,  economic or monetary policy in the
U.S. or abroad,  or other  political  and economic  factors.
The risks of investing in foreign  securities  are generally greater for investments in emerging markets.

Special Risks of Emerging  Markets.  MAFG Fund can invest in
emerging  markets.  In  contrast,   Growth  Fund  does  not.
Emerging  and  developing  markets  abroad  may  also  offer special  opportunities for growth investing but have greater risks than more developed foreign markets,  such as those in
Europe, Canada,  Australia, New Zealand and Japan. There may
be even less  liquidity  in their  securities  markets,  and settlements  of  purchases  and sales of  securities  may be subject  to  additional  delays.  MAFG  Fund is  subject  to greater risks of limitations on the  repatriation  of income and  profits  because of  currency  restrictions  imposed by local  governments.  Those  countries may also be subject to the risk of  greater  political  and  economic  instability, which  can  greatly  affect  the  volatility  of  prices  of securities in those countries.

Illiquid and  Restricted  Securities.  Both Funds can invest in illiquid or restricted  securities.  Growth Fund will not invest  more  than  10% of its net  assets  in  illiquid  or restricted securities.  The Board can increase that limit to
15%.  MAFG  Fund  will not  invest  more than 15% of its net assets in illiquid  or  restricted  securities.  Investments may be illiquid  because they do not have an active  trading market,  making it  difficult  to value  them or  dispose of
them   promptly  at  an  acceptable   price.   A  restricted
security is one that has a  contractual  restriction  on its resale  or  which  cannot  be  sold  publicly  until  it  is
registered  under  the  Securities  Act  of  1933.   Certain
restricted  securities  that  are  eligible  for  resale  to qualified  institutional  purchasers  may not be  subject to that  limit.  Both  the  Manager  and  the  Adviser  monitor holdings  of  illiquid  securities  on an  ongoing  basis to determine  whether to sell any holdings to maintain adequate liquidity.

Derivative  Investments.  Both  Funds can invest in a number of different  kinds of  "derivative"  investments.  However, neither  Fund  uses or  contemplates  using  derivatives  or hedging  instruments  to a significant  degree and the Funds are not obligated to use them in seeking  their  objectives.
In general terms,  a derivative  investment is an investment contract  whose  value  depends on (or is derived  from) the value  of an  underlying  asset,  interest  rate  or  index.
Options,   futures  contracts,   structured  notes  such  as
indexed  securities  or  inverse  securities,  equity-linked
debt  securities  of  an  issuer,   collateralized  mortgage
obligations  ("CMOs"),  swaps,  and hedging  instruments are derivative  instruments MAFG Fund can use. Options,  futures contracts,  equity-linked  debt  securities of an issuer and other  hedging  instruments  may  be  considered  derivative
investments   for  Growth   Fund.   In   addition  to  using
derivatives for hedging,  including anticipatory hedging for
MAFG   Fund,   both   Funds   might  use  other   derivative
investments  because they offer the  potential for increased income and/or principal value.

      Derivatives   have   risks.   If  the  issuer  of  the
derivative  does not pay the amount due,  the Funds can lose
money  on  the  investment.   The  underlying   security  or
investment  on  which  the  derivative  is  based,  and  the derivative itself,  might not perform the way the Manager of
Growth  Fund and the  Adviser  of MAFG Fund  expected  it to perform.  Interest  rate and  stock  market  changes  in the
U.S.  and  abroad  may also  influence  the  performance  of derivatives.  As a result of these  risks,  both Funds could realize less  principal or income from the  investment  than expected  or  their  hedge  might be  unsuccessful.  If that
happens,   the  Funds'  share  prices  could  fall.  Certain
derivative investments held by the Funds may be illiquid.

      Certain  types of  investments  or trading  strategies
(such  as   borrowing   money  to  increase  the  amount  of
investment)  may be subject to leverage  risk.  This means a
relatively   small  market  movement  may  result  in  large
changes in the value of an investment.  Certain  investments or trading  strategies  that involve  leverage can result in losses that greatly exceed the amount  originally  invested.
Derivatives  may be difficult or  impossible  to sell at the time that the  seller  would  like or at the price  that the seller believes the security is currently worth.

Hedging.  Both  Funds  can buy and sell  futures  contracts, put and call options and forward  contracts  and in the case of MAFG Fund,  swaps.  These are all referred to as "hedging instruments."  The Funds are not  required  to hedge to seek their  objectives.  The  Funds  have  limits on their use of hedging and types of hedging  instruments  that can be used, and do not use them for speculative purposes.

      Some of these  strategies  could be used to hedge  the
Funds' portfolio against price  fluctuations.  Other hedging strategies,  such as buying futures and call options,  could increase  the  Funds'  exposure  to the  securities  market.
Forward  contracts  can be  used  to try to  manage  foreign currency  risks on the Funds' foreign  investments.  Foreign currency  options  can be  used  to try to  protect  against declines  in the  dollar  value of  foreign  securities  the
Funds own,  or to protect  against an increase in the dollar cost of buying foreign securities.

      There are also  special  risks in  particular  hedging
strategies.   Options   trading   involves  the  payment  of
premiums  and has special  tax effects on the Funds.  If the
Adviser for MAFG Fund,  and the Manager for Growth Fund used a  hedging  instrument  at the wrong  time or judged  market
conditions  incorrectly,   the  hedge  might  fail  and  the
strategy  could reduce the Funds'  return.  Both Funds could also  experience  losses if the prices of their  futures and options  positions  were not  correlated  with  their  other investments  or if  they  could  not  close  out a  position because of an illiquid market.

Portfolio  Turnover.  Both  Funds can  engage in  short-term trading  to  achieve  their  objective.  Portfolio  turnover affects  brokerage  costs the Funds pay. Both Funds may have a portfolio  turnover  rate in excess of 100%. If both Funds
realize   capital  gains  when  they  sell  their  portfolio
investments,  generally  they  must pay out  those  gains to shareholders, increasing taxable distributions.

Investing  in Small,  Unseasoned  Companies.  Both Funds can
invest in small unseasoned  companies.  MAFG Fund can invest without  limit and,  as a  fundamental  policy,  Growth Fund will not  invest  more  than 15% of  total  assets  (current intent is not to exceed 5% of net assets) in  securities  of small  unseasoned  companies.  These are companies that have been in operation  for less than three years,  including the
operations   of  any   predecessors.   Securities  of  these
companies  may be subject  to  volatility  in their  prices.
They may have a limited trading market,  which may adversely affect the Funds'  ability to dispose of them and can reduce the  price  the  Funds  might be able to  obtain  for  them.
Other  investors  that  own a  security  issued  by a small, unseasoned  issuer  for  which  there is  limited  liquidity might trade the security  when the Funds are  attempting  to dispose of their  holdings  of that  security.  In that case the Funds  might  receive a lower  price for their  holdings
than   might   otherwise   be   obtained.   These  are  more
speculative  securities  and can increase the Funds' overall portfolio risks.

Investment  in Other  Investment  Companies.  Both Funds can
under  certain  circumstances,  invest  in other  investment companies.  MAFG Fund is a feeder fund that  invests 100% of its  assets  in a  corresponding  Master  Fund,  which  is a registered  investment  company.  The  Master  Fund can also invest its  assets in shares of  investment  companies  when permitted by applicable  law. As a  non-fundamental  policy,
Growth Fund  generally  cannot invest in securities of other investment  companies,  except to the extent permitted under
the  Investment   Company  Act,  the  rules  or  regulations
thereunder  or any  exemption  therefrom,  as such  statute, rules or  regulations  may be  amended or  interpreted  from time to time.

      An  investment  in  another   investment  company  may
involve the payment of substantial  premiums above the value of such  investment  company's  portfolio  securities and is subject to  limitations  under the  Investment  Company Act.
As a shareholder in an investment  company,  a fund would be subject to its ratable  share of that  investment  company's expenses,  including its advisory and  administration  fees.
At the same time,  that Fund  would bear its own  management fees and other expenses.

Repurchase  Agreements.  Both Funds can  acquire  securities
subject   to   repurchase   agreements.   In  a   repurchase
transaction,   the   Funds   buy  a   security   from,   and
simultaneously   resell  it  to,  an  approved   vendor  for
delivery on an  agreed-upon  future  date.  The resale price exceeds the  purchase  price by an amount  that  reflects an agreed-upon  interest  rate  effective for the period during which  the  repurchase  agreement  is  in  effect.  Approved vendors  include U.S.  commercial  banks,  U.S.  branches of foreign banks, or  broker-dealers  that have been designated as primary dealers in government securities.  They must meet credit  requirements  set by the  Growth  Fund's  Boards  of
Trustees and MAFG Fund's Advisor from time to time.

      The  majority  of these  transactions  run from day to
day, and delivery  pursuant to the resale  typically  occurs
within  one  to  five  days  of  the  purchase.   Repurchase
agreements  having a maturity  beyond seven days are subject to the Funds' limits on holding  illiquid  investments.  The
Funds  will  not  enter  into a  repurchase  agreement  that causes  more than 15% of MAFG  Fund's  net assets and 10% of
Growth  Fund's  net  assets  to  be  subject  to  repurchase agreements  having a maturity  beyond  seven days.  There is no limit on the amount of the Funds' net assets  that may be subject to repurchase  agreements having maturities of seven days or less.

      Pursuant to an Exemptive  Order issued by the SEC, the
Funds,  along with other affiliated  entities managed by the
Manager,  may transfer  uninvested cash balances into one or
more  joint   repurchase   accounts.   These   balances  are
invested in one or more  repurchase  agreements,  secured by
U.S. government  securities.  Securities that are pledged as
collateral   for   repurchase   agreements  are  held  by  a
custodian  bank  until the  agreements  mature.  Each  joint repurchase  arrangement  requires  that the market  value of the  collateral be sufficient to cover  payments of interest and  principal;  however,  in the  event of  default  by the other  party  to the  agreement,  retention  or  sale of the collateral may be subject to legal proceedings.

Loans of  Portfolio  Securities.  Both  Funds can lend their portfolio securities to brokers,  dealers and other types of financial  institutions  approved  by the  Funds'  Boards of
Trustees to raise cash for liquidity  purposes.  These loans are  limited  to not more  than 25% of the  value of  Growth
Fund's  total assets and 33 1/3% of the value of MAFG Fund's total  assets.  Growth  Fund  currently  does not  intend to engage  in loans  of  securities,  but if it does  so,  such loans  will  not  likely  exceed  5%  of  the  Fund's  total assets.  The Master  Fund has  received an  exemptive  order from the SEC permitting it to lend  portfolio  securities to
Merrill Lynch Pierce, Fenner & Smith Incorporated  ("Merrill
Lynch") or its  affiliates  and to retain an  affiliated  of the Master Fund as a lending agent.

      There are some  risks in  connection  with  securities
lending.  The Funds might  experience  a delay in  receiving additional  collateral  to  secure  a loan,  or a  delay  in
recovery   of  the  loaned   securities   if  the   borrower
defaults.  The Funds must receive collateral for a loan.

      When they lend  securities,  the Funds receive amounts
equal to the  dividends  or interest  on loaned  securities.
It also  receives one or more of (a)  negotiated  loan fees,
(b)  interest  on  securities  used as  collateral,  and (c)
interest on any short-term  debt  securities  purchased with such loan collateral.  Either type of interest may be shared with  the  borrower.  The  Funds  may  also  pay  reasonable finder's,  custodian and  administrative  fees in connection with these  loans.  The terms of the Funds'  loans must meet applicable  tests under the  Internal  Revenue Code and must permit  the Funds to  reacquire  loaned  securities  on five days' notice or in time to vote on any important matter.

Real  Estate  Investment  Trusts.  Only MAFG Fund may invest in equity Real Estate  Investment  Trusts  ("REITs").  REITs
are   entities   which   either  own   properties   or  make
construction  or  mortgage  loans.  Equity  REITs  may  also include operating or financing  companies.  Equity REITs own real  estate  directly  and the value of, and income  earned by,  the Fund  depends  upon the  income  of the  underlying properties  and the rental  income they earn.  Equity  REITs can also realize  capital gains by selling  properties  that have  appreciated in value.  The value of securities  issued by REITs are  affected  by tax and  regulatory  requirements and by  perceptions  of  management  skill.  They  are  also
subject  to  heavy  cash  flow   dependency,   defaults   by
borrowers or tenants,  self-liquidation,  the possibility of failing to qualify for  tax-free  status  under the Internal
Revenue  Code,  and failing to maintain  exemption  from the
Investment  Company  Act.  Because  REITs  normally  pay  an advisory  fee and other  expenses,  a  shareholder  in these
Funds  may be  subject  to  duplicative  fees and  expenses.
Growth Fund cannot invest in REITs.

Short Sales. MAFG Fund may invest in short positions,  while
Growth  Fund  cannot.  MAFG  Fund  may make  short  sales of securities,  either as a hedge against potential declines in value of a  portfolio  security  or to realize  appreciation when a  security  that the Fund  does  not own  declines  in value.  MAFG  Fund  will  not make a short  sale  if,  after giving  effect  to  such  sale,  the  market  value  of  all securities  sold short  exceeds 5% of the value of its total assets.  MAFG Fund may also make short  sales  "against  the box"  without  being  subject to such  limitations.  In this type of short sale,  at the time of the sale,  the Fund owns or has the immediate and unconditional  right to acquire the identical security at no additional cost.

Temporary  Defensive  and Interim  Investments.  In times of
adverse  or   unstable   market,   economic   or   political
conditions,  both  Funds  can  invest  up to 100%  of  their
assets  in   temporary   defensive   investments   that  are
inconsistent   with   the   Funds'   principal    investment
strategies.  Generally they would be cash equivalents  (such as commercial paper),  money market instruments,  short-term debt  securities,  U.S.  government  securities,  repurchase agreements and in the case of MAFG Fund,  purchase and sales contracts.  They could include other  investment  grade debt securities.  MAFG Fund can also  invest  in such  short-term securities for cash management  purposes.  Growth Fund might also hold these types of securities  pending the  investment of  proceeds  from the sale of Fund's  shares  or  portfolio securities  or  to  meet  anticipated  redemptions  of  Fund shares.  To the  extent  the  Funds  invest  defensively  in these  securities,  they might not achieve their  investment objectives.

What  are the  Fundamental  Investment  Restrictions  of the
Funds?

      Both  MAFG   Fund  and   Growth   Fund  have   certain
additional  investment  restrictions  that  are  fundamental policies,  changeable  only by  shareholder  approval.  Both
Funds'  investment   objectives  are  fundamental  policies.
Generally,  the investment  restrictions are similar between the Funds and are discussed below:

Diversification: Growth Fund cannot buy securities issued
or guaranteed by any one issuer if more than 5% of their
total assets would be invested in securities of that issuer
or if they would then own more than 10% of that issuer's
voting securities. That restriction applies to 75% of the
Fund's total assets. The limit does not apply to securities
issued by the U.S. Government or any of its agencies or
instrumentalities or securities of other investment
companies.  MAFG Fund is non-diversified and does not have
similar restrictions.

Commodities:  Neither Fund can invest in commodities, except as  described  herein.  MAFG Fund cannot  invest in physical commodities or physical  commodity  contracts  except to the
extent  that  the  Fund  may  do  so  in   accordance   with
applicable  law and the Fund's  Prospectus  and Statement of
Additional Information,  as they may be amended from time to time,  and without  registering as a commodity pool operator
under  the  Commodity   Exchange  Act.  Growth  Fund  cannot
invest in commodities or commodity  contracts other than the
hedging   instruments   permitted   by  any  of  its   other
fundamental   policies,   whether   or  not   such   hedging
instrument  is  considered  to be a commodity  or  commodity contract.

Loans:  Neither  Fund can make  loans,  except as  described herein.  MAFG Fund  cannot  make loans  except  (a)  through lending of  securities,  (b)  through  the  purchase of debt instruments,  loan  participations  or similar  evidences of indebtedness,  (c)  through an  inter-fund  lending  program with other  affiliated  funds,  and (d)  through  repurchase agreements.  Growth Fund  cannot  make loans,  except to the extent  permitted  under the  Investment  Company  Act,  the rules or regulations  thereunder or any exemption  therefrom that is applicable  to the Fund,  as such statute,  rules or regulations  may be  amended  or  interpreted  from  time to time.

Borrowing:  Neither  Fund can  borrow,  except as  described herein.  MAFG Fund cannot  borrow money in excess of 33 1/3%
of the value of its total assets.  MAFG Fund may borrow only from banks  and/or  affiliated  investment  companies.  With respect  to this  fundamental  policy,  MAFG Fund can borrow only if it  maintains  a 300% ratio of assets to  borrowings at all  times in the  manner  set  forth  in the  Investment
Company  Act.  Growth Fund may not borrow  money,  except as permitted  by the  Investment  Company  Act,  the  rules  or regulations  thereunder or any exemption  therefrom  that is
applicable  to  the  Fund,   as  such   statute,   rules  or
regulations  may be  amended  or  interpreted  from  time to time.

Concentration:  Neither  Fund can  concentrate  investments, meaning  that  neither  Fund can  invest  25% or more of its total assets in companies in any one  industry.  In the case of Growth  Fund,  that  limit  does not apply to  securities issued or guaranteed by the U.S.  government or its agencies and  instrumentalities  or  securities  issued by investment companies.  In the case of MAFG  Fund  that  limit  does not apply to securities of the U.S.  government and its agencies and instrumentalities.

Underwriting:  Neither  Fund can  underwrite  securities  of other  companies.  A  permitted  exception  is in case it is deemed  to be an  underwriter  under the  Securities  Act of
1933  when  reselling  any   securities   held  in  its  own
portfolio.

Real  Estate:  Neither  Fund  can  invest  in  real  estate.
However,   each   Fund   can   purchase   readily-marketable
securities of companies  holding real estate or interests in real  estate.  In the  case  of  MAFG  Fund,  to the  extent
permitted  by  applicable   law,  the  Fund  may  invest  in
securities  directly or indirectly secured by real estate or interests  therein  or issued by  companies  that  invest in real estate or interests therein.

Senior   Securities:   Neither   Fund  can   issue   "senior
securities."  However,  that  restriction  does not prohibit either Fund from entering into margin,  collateral or escrow arrangements  permitted  by its other  investment  policies.
Growth  Fund's  policy  regarding  senior  securities  is an operating  policy  which  is not a  fundamental  policy  but which  will not be  changed  without  shareholder  approval.
MAFG  Fund may not issue  senior  securities  to the  extent such issuance would violate applicable law.

Percentage   Restrictions:    Only   Growth   Fund   has   a
fundamental   policy  pursuant  to  which  the  Fund  cannot
deviate from the percentage  restrictions  that apply to its investments in small,  unseasoned  companies,  borrowing for leverage and loans of portfolio securities.

Do  the   Funds   have   any   restrictions   that  are  not
fundamental?  The Funds  have a number  of other  investment restrictions that are not fundamental policies,  which means that they can be changed  by vote of a majority  of a Fund's
Board of Trustees without shareholder  approval (excepted as indicated below).
Investment   for  Control:   MAFG  Fund  cannot   invest  in
companies   for  the   purpose  of   acquiring   control  or
management of them.  Investments by the Fund in wholly-owned investment  entities  created  under  the  laws  of  certain countries will not be deemed the making of  investments  for the purpose of exercising control or management

Senior   Securities:   As  described   above,   Growth  Fund
currently   has  an  operating   policy   (which  is  not  a
fundamental  policy  but will  not be  changed  without  the approval  of a  shareholder  vote) that  prohibits  the Fund from issuing senior  securities.  However,  that policy does not prohibit the Fund from entering into margin,  collateral or escrow  arrangements  permitted  by its other  investment policies.

How do the Account Features and Shareholder Services for
the Funds Compare?

      Investment  Management  - Pursuant  to the Growth Fund
Advisory  Agreement,  the  Manager  acts  as the  investment advisor  for  Growth  Fund.  MAFG  Fund  invests  all of its assets in shares of a Master  Fund.  Accordingly,  MAFG Fund does not invest  directly in  portfolio  securities  and all portfolio  management  occurs  at the  level  of the  Master
Fund.  The  Master  Fund  has  entered  into  an  investment management  agreement  with  Fund  Asset  Management,  L.P., doing business as Mercury Advisors,  as Adviser (the "Master
Fund  Advisory  Agreement").  Under the Growth Fund Advisory
Agreement  and  the  Master  Fund  Advisory  Agreement,  the
Manager  or  Advisor  is  authorized  and  directed  to  (i)
regularly provide  investment advice and  recommendations to
each  Fund  with   respect   to  the   Fund's   investments,
investment  policies and the purchase and sale of securities and  other  investments;  (ii)  supervise  and  monitor  the investment  program of each Fund and the  composition of its
portfolio   to   determine   what   securities   and   other
investments  shall be  purchased  or sold by each Fund;  and
(iii)  arrange  for the  purchase  of  securities  and other investments  for each  Fund and the sale of  securities  and other investments held in the portfolio of each Fund.

      The  advisory  agreements  state  that the  Manager or
Adviser will provide administrative  services for the Funds,
including    compilation   and   maintenance   of   records,
preparation  and  filing  of  reports  required  by the SEC,
reports   to   shareholders,   and   composition   of  proxy
statements and registration  statements  required by federal and state  securities laws. The  administrative  services to be  provided by the  Manager or Adviser  under the  advisory agreements will be at its own expense.

      Expenses  not  expressly  assumed  by the  Manager  or
Adviser under the advisory  agreements or by the Distributor under the General  Distributor's  Agreement  are paid by the
Funds.  The advisory  agreements  list  examples of expenses paid by the Funds,  the major  categories of which relate to interest,  taxes,  brokerage  commissions,  fees to  certain
Trustees,  legal and audit expenses,  custodian and transfer agent expenses,  share issuance costs,  certain printing and registration  costs and  non-recurring  expenses,  including litigation costs.

      Growth Fund's Advisory  Agreement  generally  provides
that in the  absence  of  willful  misfeasance,  bad  faith, gross  negligence  in  the  performance  of  its  duties  or reckless  disregard of its  obligations and duties under the advisory  agreement,  the Manager is not liable for any loss sustained  by reason of good faith  errors or  omissions  in connection  with  any  matters  to  which  the  agreement(s)
relate.   The  agreement  permits  the  Manager  to  act  as
investment   advisor   for  any   other   person,   firm  or
corporation.  Pursuant  to the  agreement,  the  Manager  is permitted to use the name  "Oppenheimer"  in connection with
other   investment   companies  for  which  it  may  act  as
investment  advisor or general  distributor.  If the Manager shall no longer act as  investment  advisor to Growth  Fund, the  Manager may  withdraw  the right of the Fund to use the name "Oppenheimer" as part of its name.

      The Manager is controlled by  Oppenheimer  Acquisition
Corp.,  a holding  company owned in part by senior  officers of the Manager and  ultimately  controlled by  Massachusetts
Mutual  Life  Insurance  Company,  a mutual  life  insurance company  that also  advises  pension  plans  and  investment companies.  The  Manager  has  been  an  investment  advisor since January 1960.  The Manager (and its  subsidiaries  and controlled  affiliates)  managed  more than $130  billion in assets  as of June 30,  2003,  including  other  Oppenheimer funds with more than  seven  million  shareholder  accounts.
The Manager is located at 498 Seventh Avenue,  New York, New
York  10018.   The  Adviser  is   organized   as  a  limited
partnership,  the partners of which are Merrill Lynch & Co.,
Inc., a financial  services  holding  company and the parent of  Merrill  Lynch  and  Princeton  Services,  Inc.  Merrill
Lynch & Co.,  Inc. and Princeton  Services are  "controlling persons"  of the  Adviser  as defined  under the  Investment
Company  Act  because  of  their  ownership  of  its  voting
securities   and  their  power  to  exercise  a  controlling
influence     over    its     management     or    policies.
OppenheimerFunds  Services, a division of the Manager,  acts as transfer and  shareholder  servicing agent and is paid an annual per  account fee by each of MAFG Fund and Growth Fund and for certain other  open-end funds managed by the Manager and its affiliates.

      Distribution  -  Pursuant  to  General   Distributor's
Agreements,  the Distributor  acts as principal  underwriter in a  continuous  public  offering  of shares of both Funds, but is not  obligated  to sell a specific  number of shares.
Expenses   normally   attributable   to   sales,   including
advertising   and  the   cost  of   printing   and   mailing
prospectuses   other  than  those   furnished   to  existing
shareholders,  are  borne  by the  Distributor,  except  for those for which the  Distributor  is paid under each  Fund's
Rule 12b-1 Distribution and Service Plan described below.

      Both Funds have adopted a Service  Plan and  Agreement
under Rule  12b-1 of the  Investment  Company  Act for their
Class  A  shares.   The  Service   Plan   provides  for  the
reimbursement  to the Distributor for a portion of its costs
incurred  in  connection  with  the  personal   service  and
maintenance  of  accounts  that  hold  Class A shares of the respective  Funds.  Under the Service  Plans,  reimbursement is made  quarterly  at an annual  rate  that may not  exceed
0.25% of the average  annual net assets of Class A shares of the  Funds.  The  Distributor  currently  uses  all of those
fees  to  compensate  dealers,   brokers,  banks  and  other
financial  institutions  quarterly  for  providing  personal service and  maintenance of accounts of their customers that hold Class A shares of the respective Funds.

      Both  Funds  have  adopted  Distribution  and  Service
Plans  under Rule 12b-1 of the  Investment  Company  Act for their  Class  B,  Class C and  Class N  shares.  The  Funds'
Plans  compensate the Distributor for its services and costs in connection with the  distribution of Class B, Class C and
Class N shares and the personal  service and  maintenance of shareholder  accounts.  Under both Funds'  Plans,  the Funds pay  the  Distributor  an  asset-based  sales  charge  at an annual  rate of 0.75% of Class B and Class C assets,  and an
annual   asset-based  sales  charge  of  0.25%  on  Class  N
shares.  The  Distributor  also  receives  a service  fee of
0.25% of  average  annual net  assets  under each plan.  All fee  amounts are  computed on the average  annual net assets of the  class  determined  as of the  close of each  regular business day of each Fund. The  Distributor  uses all of the service  fees to  compensate  broker-dealers  for  providing personal  services  and  maintenance  of  accounts  of their customers  that hold  shares of the  Funds.  The Class B and
Class  N  asset-based  sales  charges  are  retained  by the
Distributor.  After the first year,  the Class C asset-based sales charges are paid to  broker-dealers  who hold or whose clients  hold  Class C shares as an ongoing  concession  for shares that have been outstanding for a year or more.

      Purchases  and  Redemptions  - Both  Funds are part of
the   OppenheimerFunds   family   of   mutual   funds.   The
procedures  for  purchases,  exchanges  and  redemptions  of shares of the Funds are nearly identical,  however, for MAFG
Fund,   not  only  can  shares  be   redeemed  by  mail  and
telephone,  but by wire as well.  Shares of either  Fund may
be  exchanged   for  shares  of  the  same  class  of  other
Oppenheimer    funds   offering   such   shares.    Exchange
privileges  are subject to amendment or  termination  at any time.

      Both  Funds  have  the  same  initial  and  subsequent
minimum  investment  amounts  for the  purchase  of  shares.
These amounts are $1,000 and $50,  respectively.  Both Funds have a  maximum  initial  sales  charge  of 5.75% on Class A shares  for  purchases  of  less  than  $25,000.  The  sales charge of 5.75% is reduced for  purchases  of Class A shares of $25,000 or more.  Investors  who  purchase  $1 million or more of Class A shares pay no initial  sales  charge.  Class
B shares  of the Funds are sold  without a  front-end  sales charge but investors  will pay an annual  asset-based  sales charge.  If investors  sell their shares within six years of buying them,  they will  normally pay a contingent  deferred sales  charge  ("CDSC").  The CDSC  begins at 5% for  shares redeemed  in the first year and  declines to 1% in the sixth year and is  eliminated  after  that.  Class C shares may be purchased  without an initial  sales  charge,  but investors
will  pay  an  annual   asset-based  sales  charge,  and  if
redeemed  within 12 months of buying  them, a CDSC of 1% may
be  deducted.   Class  N  shares   (available  only  through
certain  retirement  plans) are purchased without an initial sales charge,  but investors will pay an annual  asset-based sales  charge,  and if  redeemed  within  18  months  of the retirement  plan's first purchase of Class N shares,  a CDSC of 1% may be deducted.

      Class A,  Class B, Class C, Class N and Class Y shares
of  Growth  Fund  received  in the  Reorganization  will  be issued at net asset  value,  without a sales  charge  and no
CDSC will be imposed on any MAFG Fund shares  exchanged  for
Growth  Fund  shares  as a  result  of  the  Reorganization.
However,  any CDSC that  applies  to MAFG Fund  shares as of the date of the  exchange  will  carry  over to Growth  Fund shares received in the Reorganization.

      Shareholder   Services--Both   Funds   also  offer  the
following  privileges:  (i)  Right  of  Accumulation,   (ii)
Letter  of  Intent,  (iii)  reinvestment  of  dividends  and distributions  at net  asset  value,  (iv) net  asset  value purchases by certain  individuals  and  entities,  (v) Asset
Builder   (automatic   investment)   Plans,  (vi)  Automatic
Withdrawal  and  Exchange  Plans  for  shareholders  who own shares  of  the  Funds  valued  at  $5,000  or  more,  (vii)
AccountLink and PhoneLink arrangements,  (viii) exchanges of shares for shares of the same class of certain  other  funds at net asset value,  (ix) telephone and Internet  redemption and  exchange  privileges  and (x) for MAFG Fund only,  wire redemptions  of  fund  shares  (for  a  fee).  All  of  such
services  and   privileges   are  subject  to  amendment  or
termination  at any time and are subject to the terms of the
Funds' respective prospectuses.

      Dividends  and  Distributions  - Both Funds  intend to
declare  dividends  separately for each class of shares from net  investment  income on an annual  basis and to pay those dividends to  shareholders in December on a date selected by the  Board  of  Trustees  of each  Fund.  Dividends  paid on
Class A and Class Y shares  will  generally  be higher  than dividends  for  Class B,  Class C and  Class N shares  which normally  have  higher  expenses  than  Class A and  Class Y shares.  Both Funds have no fixed  dividend  rates and there can be no guarantee  that either Fund will pay any dividends or distributions.

      Either Fund may realize  capital  gains on the sale of
portfolio   securities.    If   it   does,   it   may   make
distributions   out  of  any  net  short-term  or  long-term
capital  gains in December of each year.  The Funds may make supplemental  distributions  of dividends  and capital gains following the end of their fiscal years.
                     VOTING INFORMATION

How many votes are necessary to approve the Reorganization
Agreement?

      The  affirmative  vote of the holders of a majority of
the  outstanding   voting  securities  (as  defined  in  the
Investment   Company   Act)  of  MAFG  Fund  voting  in  the
aggregate  and not by  class is  necessary  to  approve  the
Reorganization  Agreement and the transactions  contemplated thereby.  As  defined in the  Investment  Company  Act,  the vote of a majority of the outstanding  shares means the vote of  (1)  67% or  more  of  MAFG  Fund's  outstanding  shares present at a meeting if the  holders of more than 50% of the outstanding  shares of the Fund are  present or  represented by  proxy;  or (2) more than 50% of the  Fund's  outstanding
shares,   whichever  is  less.  Each   shareholder  will  be
entitled to one vote for each full share,  and a  fractional vote for each  fractional  share  of MAFG  Fund  held on the
Record  Date.  If  sufficient  votes to approve the proposal are not  received  by the date of the  Meeting,  the Meeting
may  be  adjourned  to  permit   further   solicitation   of
proxies.  The  holders of a majority  of shares  entitled to vote at the  Meeting  and  present  in  person  or by  proxy
(whether  or not  sufficient  to  constitute  a quorum)  may adjourn  the  Meeting  to  permit  further  solicitation  of proxies.

How do I ensure my vote is accurately recorded?

      You can vote in three (3) different ways:

o     By mail, with the enclosed proxy card
o     In person at the Meeting
o     By telephone (please see the insert for instructions)

      Voting by telephone is convenient and can help reduce
                             ----------     ----------------
MAFG  Fund's  expenses.  Shareholders  must  enter a  unique
----------------------
control  number  found on  their  respective  proxy  ballots before providing voting  instructions by telephone.  After a shareholder provides his or her voting  instructions,  those instructions  are  read  back  to the  shareholder  and  the shareholder  must  confirm  his or her  voting  instructions
before   disconnecting   the  telephone   call.  The  voting
procedures  used in  connection  with  telephone  voting are
designed  to   reasonably   authenticate   the  identity  of
shareholders to permit  shareholders to authorize the voting of their shares in accordance  with their  instructions  and to  confirm  that  their  instructions  have  been  properly recorded.  Please be advised  that the  deadline  for voting by  telephone  is 3:00 P.M.  Eastern time ("ET") on the last business day before the Meeting.

      Whichever  method you choose,  please take the time to
read the full text of the proxy statement before you vote.

      Proxy  ballots  that are  properly  signed,  dated and
received  at or prior  to the  Meeting,  or any  adjournment thereof, will be voted as specified.  If you simply sign and date the proxy but give no voting instructions,  your shares will be voted in favor of the Reorganization Agreement.

Can I revoke my proxy?

      You may  revoke  your  proxy at any time  before it is
voted by (i) writing to the  Secretary  of MAFG Fund at 6803
South Tucson Way,  Centennial,  Colorado  80112 (if received in time to be acted upon);  (ii)  attending  the meeting and voting in  person or (iii)  signing  and  returning  a later dated proxy (if returned and received in time to be voted).

What other matters will be voted upon at the Meeting?

      The Board of  Trustees of MAFG Fund does not intend to
bring any  matters  before  the  Meeting  other  than  those described  in  this  proxy.  It is not  aware  of any  other matters to be brought  before the Meeting by others.  If any other  matters  legally come before the  Meeting,  the proxy ballots confer discretionary  authority with respect to such matters,  and it is the  intention  of the persons  named as attorneys-in-fact  to vote proxies in accordance  with their judgment in such matters.

Who is entitled to vote?

    Shareholders  of  record  of MAFG  Fund at the  close of
business  on August 12,  2003 (the  "record  date")  will be entitled  to vote at the Meeting or any  adjournment  of the
Meeting.  As of the close of  business  on August 12,  2003, there  were  886,325.441  outstanding  shares of MAFG  Fund, consisting of 435,340.847 Class A shares,  174,828.391 Class
B shares,  242,764.990  Class C shares,  33,291.213  Class N shares  and  100.000  Class Y  shares.  As of the  close  of business  on August  12,  2003,  there  were  63,246,057.289
outstanding   shares   of   Growth   Fund,   consisting   of
45,816,735.283  Class  A  shares,   11,370,610.413  Class  B
shares,  3,189,626.585  Class C shares,  297,658.241 Class N shares  and  2,571,426.767  Class Y shares.  Under  relevant state  law,  proxies  representing  abstentions  and  broker non-votes  will be  included  for  purposes  of  determining whether a quorum is present  at the  Meeting.  For  purposes of  the  Meeting,  a  majority  of  shares  outstanding  and entitled  to vote,  present  in  person  or  represented  by proxy,  constitutes a quorum.  Growth Fund  shareholders  do not vote on the Reorganization.

Voting  By  Broker-Dealers.  Shares  of MAFG  Fund  owned of record by a  broker-dealer  for the benefit of its customers
("street   account   shares")   will   be   voted   by   the
broker-dealer  based  on  instructions   received  from  its
customers.    If   no   instructions   are   received,   the
broker-dealer   may  (if  permitted  by   applicable   stock
exchange  rules) vote, as record holder of such shares,  for
the   Reorganization   in  the  same   proportion   as  that
broker-dealer  votes street  account shares for which it has
received   voting   instructions   in  time  to  be   voted.
Beneficial  owners of street  account  shares cannot vote in person  at the  meeting.  Only  record  owners  may  vote in person at the meeting.

      A "broker  non-vote"  is deemed to exist  when a proxy
received  from a broker  indicates  that the broker does not have  discretionary  authority  to vote the  shares  on that matter.  Abstentions  and  broker  non-votes  will  have the same effect as a vote against the Reorganization.

Voting  by  the   Trustee   for   OppenheimerFunds-Sponsored
Retirement   Plans.    Shares   of   MAFG   Fund   held   in
OppenheimerFunds-sponsored  retirement  accounts  for  which votes are not  received as of the last  business  day before the  Meeting  Date,  will be voted by the  trustee  for such accounts in the same  proportion  as shares for which voting instructions  from the MAFG Fund's other  shareholders  have been timely received.

What other solicitations will be made?

      MAFG   Fund   will   request    broker-dealer   firms,
custodians,   nominees  and  fiduciaries  to  forward  proxy
material to the  beneficial  owners of the shares of record,
and  may  reimburse  them  for  their  reasonable   expenses
incurred  in  connection  with such proxy  solicitation.  In addition to solicitations by mail,  officers of MAFG Fund or
officers  and   employees  of   OppenheimerFunds   Services,
without  extra pay,  may  conduct  additional  solicitations personally  or by  telephone or  telegraph.  Any expenses so incurred will be borne by OppenheimerFunds Services.

      Proxies also may be solicited by a proxy  solicitation
firm hired at MAFG Fund's expense.  If a proxy  solicitation firm is hired,  it is anticipated  that the cost of engaging a proxy solicitation firm would not exceed $5,000,  plus the additional  costs which would be incurred in connection with contacting  those  shareholders  who have not voted,  in the event of a need for resolicitation of votes.

      If MAFG Fund does  engage a proxy  solicitation  firm,
as the Meeting date  approaches,  certain  shareholders  may
receive   telephone  calls  from  a  representative  of  the
solicitation  firm if their vote has not yet been  received.
Authorization  to permit  the  solicitation  firm to execute proxies  may be  obtained by  telephonic  instructions  from
shareholders  of  MAFG  Fund.   Proxies  that  are  obtained
telephonically  will be  recorded  in  accordance  with  the procedures  set  forth  below.  These  procedures  have been designed  to  reasonably  ensure  that the  identity  of the shareholder  providing  voting  instructions  is  accurately
determined   and  that  the  voting   instructions   of  the
shareholder are accurately recorded.

      In all cases where a  telephonic  proxy is  solicited,
the solicitation firm  representative is required to ask for each shareholder's full name, address,  the last four digits
of   the   shareholder's   social   security   or   employer
identification   number,   title  (if  the   shareholder  is
authorized  to  act  on  behalf  of  an  entity,  such  as a
corporation)   and  to  confirm  that  the  shareholder  has
received  the Proxy  Statement  and  ballot in the mail.  If
the  information   solicited  agrees  with  the  information
provided to the  solicitation  firm, the  solicitation  firm
representative   has  the   responsibility  to  explain  the
process,  read the proposals listed on the proxy ballot, and ask for the  shareholder's  instructions  on such proposals.
The solicitation firm representative,  although he or she is permitted  to answer  questions  about the  process,  is not permitted to recommend to the  shareholder  how to vote. The
solicitation    firm    representative    may    read    any
recommendation  set  forth  in  the  Proxy  Statement.   The
solicitation   firm    representative    will   record   the
shareholder's    instructions.    Within   72   hours,   the
shareholder  will be sent a confirmation  of his or her vote
asking  the  shareholder  to  call  the  solicitation   firm
immediately  if his or her  instructions  are not  correctly reflected in the confirmation.

      Brokers,  banks and other  fiduciaries may be required
to forward  soliciting  material to their  principals and to obtain  authorization  for the  execution  of  proxies.  For those  services,  they will be  reimbursed  by MAFG Fund for their expenses.

      If  a  shareholder   wishes  to   participate  in  the
Meeting,  but  does  not  wish  to  give  his or  her  proxy telephonically,  the  shareholder may still submit the proxy
ballot   originally  sent  with  the  Prospectus  and  Proxy
Statement  in the postage paid  envelope  provided or attend
in   person.    Should   shareholders   require   additional
information  regarding  the proxy  ballot  or a  replacement
proxy   ballot,   they   may   contact   us   toll-free   at
1.800.708.7780.  Any proxy given by a  shareholder,  whether in writing or by telephone,  is revocable as described above under the paragraph entitled "Can I revoke my proxy?"

      Please  take a few  moments  to  complete  your  proxy
ballot  promptly.  You  may  provide  your  completed  proxy ballot,  telephonically  or by mailing  the proxy  ballot in the postage paid envelope  provided.  You also may cast your vote by attending  the Meeting in person if you are a record owner.

Are there appraisal rights?

      No. Under the  Investment  Company  Act,  shareholders
do  not  have  rights  of  appraisal  as  a  result  of  the
Reorganization.  Although  appraisal rights are unavailable, you have the right to redeem  your shares at net asset value until the Valuation Date for the  Reorganization.  After the
Closing Date,  you may redeem your new Growth Fund shares or exchange  them into  shares of  certain  other  funds in the
OppenheimerFunds  family of  mutual  funds,  subject  to the terms of the prospectuses of both funds.

               INFORMATION ABOUT GROWTH FUND

      Information  about Growth Fund (File No.  811-2306) is
included  in Growth  Fund's  Prospectus  dated  October  23,
2002, as supplemented  May 1, 2003, which is attached to and considered a part of this  Prospectus  and Proxy  Statement.
Additional  information about Growth Fund is included in the
Fund's  Statement of  Additional  Information  dated October
23, 2002,  revised  February 12, 2003 as  supplemented  July
18,  2003,  and the Annual  Report dated August 31, 2002 and the succeeding  Semi-Annual  Report dated February 28, 2003, which  have  been  filed  with the SEC and are  incorporated herein by  reference.  You may  request a free copy of these materials and other  information  by calling  1.800.708.7780 or by writing to Growth Fund at  OppenheimerFunds  Services,
P.O.  Box 5270,  Denver,  CO  80217-5270.  Growth  Fund also files proxy  materials,  reports and other  information with the SEC in accordance  with the  informational  requirements
of  the   Securities  and  Exchange  Act  of  1934  and  the
Investment  Company Act.  These  materials  can be inspected
and  copied  at:  the  SEC's   Public   Reference   Room  in
Washington,  D.C.  (Phone:   1.202.942.8090)  or  the  EDGAR
database  on the  SEC's  Internet  website  at  WWW.SEC.GOV.
                                                -----------
Copies may be obtained upon payment of a duplicating  fee by
electronic    request   at   the   SEC's   e-mail   address:
PUBLICINFO@SEC.GOV   or  by  writing  to  the  SEC's  Public
------------------
Reference Section, Washington, D.C.  20549-0102.

                INFORMATION ABOUT MAFG Fund

      Information  about MAFG Fund (File No.  811-10153)  is
included in the current MAFG Fund's  Prospectus  dated March
28, 2003,  as  supplemented  May 7, 2003.  This document has been filed  with the SEC and is  incorporated  by  reference herein.  Additional  information  about  MAFG  Fund  is also included in the Fund's  Statement of Additional  Information dated March 28, 2003,  and the Annual Report dated  November
30, 2002 and the  succeeding  Semi-Annual  Report  dated May
31,  2003 (to be filed upon  availability),  which have been filed  with  the  SEC  and  are  incorporated  by  reference herein.  You may  request  free  copies  of  these  or other documents  relating  to MAFG Fund by calling  1.800.708.7780 or by writing to OppenheimerFunds  Services,  P.O. Box 5270,
Denver,  CO 80217-5270.  Reports and other information filed by MAFG  Fund can be  inspected  and  copied  at:  the SEC's
Public   Reference   Room  in   Washington,   D.C.   (Phone:
1.202.942.8090)  or the EDGAR database on the SEC's Internet
website  at   WWW.SEC.GOV.   Copies  may  be  obtained  upon
              -----------
payment of a duplicating  fee by  electronic  request at the
SEC's e-mail  address:  PUBLICINFO@SEC.GOV  or by writing to
                        ------------------
the  SEC's  Public  Reference  Section,   Washington,   D.C.
20549-0102.

                   PRINCIPAL SHAREHOLDERS

      As of August 12,  2003,  the  officers and Trustees of
MAFG  Fund,   as  a  group,   owned  less  than  1%  of  the
outstanding  voting  shares of MAFG  Fund.  As of August 12,
2003,  the only persons who owned of record or were known by
MAFG  Fund to own  beneficially  5% or more of any  class of the Fund's outstanding shares were as follows:

      RPSS TR SEP IRA  Hudson  Medical  Association  FBO
      Anthony J.  Salvate,  25 Richland  Rd,  Greenwich,
      CT  06830-6012  (which  owned  10,683.761  Class B
      shares  or  6.11%  of  the  Class  B  shares  then
      outstanding).

      Marlene    Castle   /   Doug   Castle   TR   Excel
      Fabricating  Inc.,  2301  Nevada  Ave  N.,  Golden
      Valley  MN  55427-3609   (which  owned  17,252.852
      Class C  shares  or  7.10%  of the  Class C shares
      then outstanding).

      G  Canino  T Walsh & J Van  Son  TR,  Island  Risk
      Management  Assoc.,  401K  Plan,  65 W Hills  Rd.,
      Huntington  Station,  NY  11746-2305  (which owned
      12,171.586  Class N shares  or 36.56% of the Class
      N shares then outstanding).

      RPSS TR  Rollover  IRA FBO  Suzanne M  Ostrander 7
      Midland Dr.,  Great Meadows NJ  07838-2215  (which
      owned  4,119.850  Class N shares  or 12.37% of the
      Class N shares then outstanding).

      RPSS TR Rollover  IRA FBO  Moustafa O Nasr,  25525
      Via Paladar,  Valencia CA 91355-3153  (which owned
      3,662.149  Class N shares  or  11.00% of the Class
      N shares then outstanding).

      OppenheimerFunds,  Inc.,  C/O Tim Abbuhl Bldg.  2,
      6803 S.  Tucson  Way,  Centennial,  CO  80112-3924
      (which  owned  100.00  Class Y  shares  or 100% of
      the Class Y shares then outstanding).

      As of August 12,  2003,  the  officers and Trustees of
Growth  Fund,  as  a  group,  owned  less  than  1%  of  the outstanding  voting  shares of Growth Fund. As of August 12,
2003,  the only persons who owned of record or were known by
Growth Fund to own  beneficially  5% or more of any class of the Fund's outstanding shares were as follows:

      Citigroup  Global  Mkts  Inc,  00109801250,   Attn
      Cindy Tempesta,  7th Floor,  333 West 34th Street,
      New York, NY 10001-2483  (which owned  209,831.914
      Class C  shares  or  6.57%  of the  Class C shares
      then outstanding).

      MLPF&S  for the  sole  benefit  of its  customers,
      Attn:  Fund  Admn,  4800  Deer  Lake  Dr  E,  Fl3,
      Jacksonville,    FL   32246-6484    (which   owned
      22,557.234  Class N shares  or 7.57% of the  Class
      N shares then outstanding).

      MCB  Trust  Services  Cust  D  E  Mangelsdorf  & S
      Overberg  Tr, Home Service Oil Company  401K,  700
      17th St, Ste 300,  Denver,  CO  80202-3531  (which
      owned  19,568.851  Class N shares  or 6.57% of the
      Class N shares then outstanding).

      MCB Trust  Services  Tr,  Spar Group Inc 401 KPSP,
      700  17th  St,  Ste  300,  Denver,  CO  80202-3531
      (which  owned  16,743.956  Class N shares or 5.62%
      of the Class N shares then outstanding).

      Mass   Mutual   Life   Insurance   Co,    Separate
      Investment   Acct,  Attn:  N225,  1295  State  St,
      Springfield,    MA    01111-0001    (which   owned
      2,389,847.658  Class Y  shares  or  92.93%  of the
      Class Y shares then outstanding).

      IBT & Co,  Cust  OppenheimerFunds  Cap Accum Plan,
      Attn  MML037,  200  Clarendon  St, Fl 16,  Boston,
      MA  02116-5021  (which owned  136,256.237  Class Y
      shares  or  5.29%  of  the  Class  Y  shares  then
      outstanding).

By Order of the Board of Trustees

Robert G. Zack, Secretary
September 12, 2003

                          EXHIBIT A

               AGREEMENT AND PLAN OF REORGANIZATION

      AGREEMENT    AND   PLAN   OF    REORGANIZATION    (the
"Agreement")  dated  as of  April  30,  2003 by and  between
Mercury  Advisors Focus Growth Fund, a series of Oppenheimer
Select  Managers  ("MAFG Fund"),  a  Massachusetts  business
trust  and  Oppenheimer   Growth  Fund  ("Growth  Fund"),  a
Massachusetts business trust.

                       W I T N E S S E T H:

      WHEREAS,  the  parties  are each  open-end  investment
companies of the management type; and

      WHEREAS,  the parties hereto desire to provide for the
reorganization   pursuant  to  Section   368(a)(1)   of  the
Internal  Revenue Code of 1986, as amended (the "Code"),  of
MAFG  Fund  through  the   acquisition  by  Growth  Fund  of
substantially  all of the  assets of MAFG  Fund in  exchange for the  voting  shares of  beneficial  interest  ("shares")
designated  Class A,  Class B,  Class C, Class N and Class Y shares of Growth Fund and the  assumption  by Growth Fund of certain  liabilities  of MAFG Fund, for which Class A, Class
B,  Class C,  Class N and Class Y shares of Growth  Fund are to be distributed by MAFG Fund pro rata to its  shareholders in complete  liquidation  of MAFG Fund and  cancellation  of its shares;

      NOW,   THEREFORE,   in  consideration  of  the  mutual
promises  herein  contained,  the  parties  hereto  agree as follows:

      1.    The parties  hereto hereby adopt this  Agreement
pursuant to Section  368(a)(1)  of the Code as follows:  The
Reorganization  will  be  comprised  of the  acquisition  by
Growth Fund of substantially  all of the assets of MAFG Fund in  exchange  for  Class A,  Class B,  Class C,  Class N and
Class Y shares of Growth Fund and the  assumption  by Growth
Fund of certain  liabilities  of MAFG Fund,  followed by the distribution  of such Class A, Class B, Class C, Class N and
Class Y shares  of  Growth  Fund to the  Class  A,  Class B,
Class C,  Class N and Class Y  shareholders  of MAFG Fund in exchange  for their  Class A,  Class B, Class C, Class N and
Class Y shares of MAFG  Fund,  all upon and  subject  to the terms of this Agreement as hereinafter set forth.

      The  share   transfer  books  of  MAFG  Fund  will  be
permanently   closed  at  the  close  of   business  on  the
Valuation Date (as hereinafter  defined) and only redemption requests  received  in proper  form on or prior to the close of  business on the  Valuation  Date shall be  fulfilled  by
MAFG Fund.  Redemption  requests received by MAFG Fund after that date shall be treated as  requests  for the  redemption of the  shares  of  Growth  Fund  to be  distributed  to the shareholder in question as provided in Section 5 hereof.

      2.    On the Closing  Date (as  hereinafter  defined),
all of the  assets of MAFG Fund on that  date,  excluding  a cash  reserve  (the "cash  reserve")  to be retained by MAFG
Fund  sufficient  in its  discretion  for the payment of the expenses of MAFG  Fund's  dissolution  and its  liabilities, but not in  excess of the  amount  contemplated  by  Section
10E,  shall be  delivered as provided in Section 8 to Growth
Fund,  in exchange for and against  delivery to MAFG Fund on the  Closing  Date of a number of Class A, Class B, Class C,
Class  N and  Class Y  shares  of  Growth  Fund,  having  an aggregate  net asset  value equal to the value of the assets of MAFG Fund so transferred and delivered.

      3.    The net asset  value of Class A,  Class B, Class
C,  Class N and Class Y shares of Growth  Fund and the value of the assets of MAFG Fund to be  transferred  shall in each case be  determined  as of the close of  business of The New
York Stock Exchange on the Valuation  Date. The  computation of the net  asset  value of the Class A,  Class B,  Class C,
Class N and Class Y shares  of Growth  Fund and the Class A,
Class B,  Class C,  Class N and  Class Y shares of MAFG Fund shall be done in the  manner  used by  Growth  Fund and MAFG
Fund,  respectively,  in the  computation  of such net asset
value   per   share  as  set   forth  in  their   respective
prospectuses.  The  methods  used  by  Growth  Fund  in such computation  shall be applied to the valuation of the assets of MAFG Fund to be transferred to Growth Fund.

      MAFG Fund shall declare and pay,  immediately prior to
the Valuation Date, a dividend or dividends which,  together with all previous such  dividends,  shall have the effect of distributing to MAFG Fund's  shareholders all of MAFG Fund's investment  company  taxable income for taxable years ending on or prior to the Closing Date (computed  without regard to any  dividends  paid) and all of its net  capital  gain,  if any,  realized  in taxable  years  ending on or prior to the
Closing   Date  (after   reduction   for  any  capital  loss
carry-forward).

      4.    The  closing  (the  "Closing")  shall  be at the
offices of OppenheimerFunds,  Inc. (the "Agent"), 6803 South
Tucson  Way,  Centennial,  Colorado  80112,  on such time or such  other  place  as  the  parties  may  designate  or  as provided  below  (the  "Closing  Date").  The  business  day preceding  the  Closing  Date is herein  referred  to as the
"Valuation Date."

      In the event that on the  Valuation  Date either party
has,  pursuant to the  Investment  Company  Act of 1940,  as
amended  (the  "Investment   Company  Act"),  or  any  rule,
regulation or order thereunder,  suspended the redemption of its shares or postponed payment therefore,  the Closing Date shall be  postponed  until the first  business day after the date  when both  parties  have  ceased  such  suspension  or postponement;  provided,  however,  that if such  suspension shall  continue for a period of 60 days beyond the Valuation
Date,  then  the  other  party  to the  Agreement  shall  be permitted to terminate  the Agreement  without  liability to either party for such termination.

      5.    In  conjunction  with  the  Closing,  MAFG  Fund
shall  distribute on a pro rata basis to the shareholders of
MAFG Fund as of the  Valuation  Date Class A, Class B, Class
C,  Class N and Class Y shares of Growth  Fund  received  by
MAFG Fund on the Closing  Date in exchange for the assets of
MAFG Fund in  complete  liquidation  of MAFG  Fund.  For the purpose of the  distribution  by MAFG Fund of Class A, Class
B,  Class C,  Class N and Class Y shares  of Growth  Fund to
MAFG Fund's  shareholders,  Growth Fund will promptly  cause its transfer agent to: (a) credit an  appropriate  number of
Class A,  Class B,  Class C,  Class N and  Class Y shares of
Growth  Fund on the  books of Growth  Fund to each  Class A,
Class B,  Class C, Class N and Class Y  shareholder  of MAFG
Fund in accordance with a list (the  "Shareholder  List") of
MAFG Fund  shareholders  received  from MAFG  Fund;  and (b)
confirm an appropriate  number of Class A, Class B, Class C,
Class N and Class Y shares of Growth  Fund to each  Class A,
Class  B,  Class  C,  Class  N and  Class  Y of  MAFG  Fund.
Certificates  for  Class A shares  of  Growth  Fund  will be issued upon written request of a former  shareholder of MAFG
Fund but only  for  whole  shares,  with  fractional  shares credited  to the  name of the  shareholder  on the  books of
Growth Fund and only after any share  certificates  for MAFG
Fund are returned to the transfer agent.

      The Shareholder  List shall indicate,  as of the close
of business on the Valuation  Date,  the name and address of each  shareholder of MAFG Fund,  indicating his or her share balance.  MAFG Fund  agrees to supply the  Shareholder  List
to  Growth   Fund  not   later   than  the   Closing   Date.
Shareholders of MAFG Fund holding certificates  representing their  shares  shall  not be  required  to  surrender  their
certificates    to   anyone   in    connection    with   the
Reorganization.  After the Closing  Date,  however,  it will be  necessary  for  such  shareholders  to  surrender  their certificates  in order to  redeem,  transfer  or pledge  the shares of Growth Fund which they received.

      6.    Within one year  after the  Closing  Date,  MAFG
Fund shall:  (a) either pay or make provision for payment of all of  its  liabilities  and  taxes;  and  (b)  either  (i)
transfer any remaining  amount of the cash reserve to Growth
Fund, if such remaining  amount (as reduced by the estimated cost of  distributing  it to  shareholders)  is not material
(as defined below) or (ii) distribute such remaining  amount to the  shareholders  of MAFG  Fund on the  Valuation  Date.
Such remaining  amount shall be deemed to be material if the amount to be  distributed,  after deduction of the estimated expenses  of the  distribution,  equals or exceeds  one cent per share of MAFG Fund outstanding on the Valuation Date.

      7.    Prior  to  the  Closing  Date,  there  shall  be
coordination  between  the  parties  as to their  respective portfolios so that,  after the Closing,  Growth Fund will be in  compliance  with  all of  its  investment  policies  and restrictions.  At the  Closing,  MAFG Fund shall  deliver to
Growth  Fund  two  copies  of  a  list  setting   forth  the
securities  then  owned by MAFG  Fund.  Promptly  after  the
Closing,  MAFG Fund shall provide Growth Fund a list setting forth the respective federal income tax bases thereof.

      8.    Portfolio   securities   or   written   evidence
acceptable  to Growth  Fund of record  ownership  thereof by
The Depository  Trust Company or through the Federal Reserve
Book Entry System or any other  depository  approved by MAFG
Fund  pursuant  to Rule  17f-4  and  Rule  17f-5  under  the
Investment  Company Act shall be endorsed and delivered,  or
transferred   by   appropriate    transfer   or   assignment
documents,  by MAFG Fund on the Closing Date to Growth Fund, or at its direction,  to its custodian  bank, in proper form for  transfer  in  such  condition  as  to  constitute  good delivery  thereof in  accordance  with the custom of brokers and shall be  accompanied  by all necessary  state  transfer stamps,  if any. The cash delivered  shall be in the form of certified  or  bank  cashiers'  checks  or by  bank  wire or intra-bank  transfer payable to the order of Growth Fund for the  account  of Growth  Fund.  Class A,  Class B,  Class C,
Class N and Class Y shares of Growth Fund  representing  the number  of Class A,  Class B,  Class C,  Class N and Class Y shares of Growth Fund being delivered  against the assets of
MAFG Fund,  registered  in the name of MAFG  Fund,  shall be transferred  to MAFG Fund on the Closing  Date.  Such shares
shall   thereupon   be   assigned   by  MAFG   Fund  to  its
shareholders  so that  the  shares  of  Growth  Fund  may be distributed as provided in Section 5.

      If, at the Closing  Date,  MAFG Fund is unable to make
delivery  under this  Section 8 to Growth Fund of any of its portfolio  securities  or cash  for the  reason  that any of
such  securities   purchased  by  MAFG  Fund,  or  the  cash
proceeds  of a sale of  portfolio  securities,  prior to the
Closing  Date  have  not yet  been  delivered  to it or MAFG
Fund's  custodian,  then the delivery  requirements  of this
Section 8 with  respect to said  undelivered  securities  or cash will be waived  and MAFG  Fund will  deliver  to Growth
Fund  by or  on  the  Closing  Date  with  respect  to  said
undelivered   securities  or  cash  executed  copies  of  an
agreement or agreements  of assignment in a form  reasonably satisfactory  to  Growth  Fund,  together  with  such  other documents,  including  a due bill or due bills and  brokers'
confirmation  slips as may  reasonably be required by Growth
Fund.

      9.    Growth  Fund shall not  assume  the  liabilities
(except for portfolio  securities  purchased  which have not settled and for  shareholder  redemption and dividend checks
outstanding)   of   MAFG   Fund,   but   MAFG   Fund   will,
nevertheless,  use its best efforts to  discharge  all known liabilities,  so  far  as  may  be  possible,  prior  to the
Closing  Date.  The cost of printing and mailing the proxies
and   proxy   statements   will  be  borne  by  MAFG   Fund.
OppenheimerFunds,  Inc. will bear the cost of the respective tax opinion and audits  relating to the  Reorganization  for
MAFG  Fund  and  Growth  Fund  will  bear  the  cost  of its respective  tax  opinion.  Any  documents  such as  existing prospectuses  or annual  reports  that are  included in that mailing  will be a cost of the Fund  issuing  the  document.
Any other  out-of-pocket  expenses  of Growth  Fund and MAFG
Fund associated with this  reorganization,  including legal, accounting  and transfer  agent  expenses,  will be borne by
MAFG Fund and Growth Fund,  respectively,  in the amounts so incurred by each.  OppenheimerFunds,  Inc.,  the  investment adviser to the funds,  agreed to  reimburse  Growth Fund for the  costs  borne  by it in the  reorganization  in light of potential dilution related to the  reorganization  costs and the  relatively  small  amount  of assets  Growth  Fund will receive  as a  result  of the  reorganization  should  it be approved by shareholders of MAFG Fund.

      10.   The  obligations of Growth Fund hereunder  shall
be subject to the following conditions:

            A. The  Board of  Trustees  of MAFG  Fund  shall
have  authorized  the  execution of the  Agreement,  and the shareholders  of MAFG Fund shall have approved the Agreement and the  transactions  contemplated  hereby,  and MAFG  Fund shall have  furnished  to Growth Fund copies of  resolutions to that effect  certified by the  Secretary or the Assistant
Secretary  of MAFG Fund.  Such  shareholder  approval  shall have been by the affirmative  vote required by Massachusetts
Law and the charter  documents of MAFG Fund at a meeting for which  proxies  have been  solicited by the  Prospectus  and
Proxy Statement (as hereinafter defined).

            B. Growth  Fund shall have  received  an opinion
dated as of the Closing Date from  counsel to MAFG Fund,  to the  effect  that:  (i) MAFG Fund is a  business  trust duly organized,  validly  existing and in good standing under the laws of the  State  of  Massachusetts  with  full  corporate powers to carry on its business as then being  conducted and to enter into and perform the  Agreement;  and (ii) that all action  necessary  to make the  Agreement,  according to its terms,  valid,  binding and  enforceable on MAFG Fund and to authorize  effectively the transactions  contemplated by the
Agreement  have  been  taken  by  MAFG  Fund.  Massachusetts counsel may be relied upon for this opinion.

            C. The  representations  and  warranties of MAFG
Fund  contained  herein  shall be true and correct at and as of the  Closing  Date,  and  Growth  Fund  shall  have  been furnished  with a certificate  of the  President,  or a Vice
President,  or the Secretary or the  Assistant  Secretary or
the  Treasurer  or the  Assistant  Treasurer  of MAFG  Fund,
dated as of the Closing Date, to that effect.

D.    On the Closing  Date,  MAFG Fund shall have  furnished
to Growth Fund a  certificate  of the Treasurer or Assistant
Treasurer  of MAFG Fund as to the amount of the capital loss carry-over and net unrealized  appreciation or depreciation, if any, with respect to MAFG Fund as of the Closing Date.

            E. The cash reserve  shall not exceed 10% of the
value  of the net  assets,  nor 30% in  value  of the  gross assets,  of  MAFG  Fund  at the  close  of  business  on the
Valuation Date.

F.    A Registration  Statement on Form N-14 filed by Growth
Fund  under the  Securities  Act of 1933,  as  amended  (the
"1933   Act"),   containing  a   preliminary   form  of  the
Prospectus and Proxy Statement,  shall have become effective under the 1933 Act.

            G. On the Closing  Date,  Growth Fund shall have
received  a letter  from  Robert  G.  Zack or  other  senior executive officer of  OppenheimerFunds,  Inc.  acceptable to
Growth  Fund,  stating  that  nothing has come to his or her attention  which in his or her judgment  would indicate that as of the Closing  Date there were any  material,  actual or
contingent   liabilities   of  MAFG  Fund   arising  out  of
litigation  brought  against  MAFG Fund or  claims  asserted against  it,  or  pending  or to  the  best  of  his  or her knowledge  threatened  claims or litigation not reflected in
or  apparent   from  the  most  recent   audited   financial
statements  and footnotes  thereto of MAFG Fund delivered to
Growth Fund.  Such letter may also  include such  additional statements  relating to the scope of the review conducted by such person and his or her  responsibilities and liabilities as are not unreasonable under the circumstances.

            H. Growth  Fund shall have  received an opinion,
dated as of the Closing  Date,  of Deloitte & Touche LLP (or an appropriate  substitute  tax expert),  to the same effect
as  the  opinion   contemplated  by  Section  11.E.  of  the
Agreement.

I.    Growth Fund shall have  received at the Closing all of
the  assets of MAFG  Fund to be  conveyed  hereunder,  which assets  shall be free and clear of all liens,  encumbrances, security interests, restrictions and limitations whatsoever.

      11.   The  obligations of MAFG Fund hereunder shall be
subject to the following conditions:

            A. The Board of  Trustees  of Growth  Fund shall
have  authorized  the  execution of the  Agreement,  and the transactions  contemplated  thereby,  and Growth  Fund shall have  furnished to MAFG Fund copies of  resolutions  to that
effect   certified  by  the   Secretary  or  the   Assistant
Secretary of Growth Fund.

            B. MAFG Fund's  shareholders shall have approved
the Agreement and the transactions  contemplated  hereby, by an affirmative  vote required by the  Massachusetts  Law and its  charter  documents  and MAFG Fund shall have  furnished
Growth Fund copies of resolutions  to that effect  certified by the Secretary or an Assistant Secretary of MAFG Fund.

C.    MAFG Fund shall have  received an opinion  dated as of
the Closing Date from counsel to Growth Fund,  to the effect that:  (i) Growth Fund is a business  trust duly  organized, validly  existing and in good standing under the laws of the
Commonwealth of  Massachusetts  with full powers to carry on its business as then being  conducted  and to enter into and perform the  Agreement;  (ii) all actions  necessary to make the Agreement,  according to its terms,  valid,  binding and enforceable  upon Growth Fund and to  authorize  effectively the  transactions  contemplated  by the Agreement  have been taken by Growth  Fund;  and (iii) the shares of Growth  Fund to be issued  hereunder are duly  authorized and when issued will  be  validly  issued,  fully-paid  and  non-assessable,
except  as  set  forth   under   "Shareholder   and  Trustee
Liability"   in  Growth   Fund's   Statement  of  Additional
Information.  Massachusetts  counsel  may be relied upon for this opinion.

            D. The  representations and warranties of Growth
Fund  contained  herein  shall be true and correct at and as
of  the  Closing  Date,   and  MAFG  Fund  shall  have  been
furnished  with  a  certificate  of  the  President,  a Vice
President  or the  Secretary or the  Assistant  Secretary or
the  Treasurer  or the  Assistant  Treasurer of the Trust to
that effect dated as of the Closing Date.

            E. MAFG Fund shall have  received  an opinion of
Deloitte  & Touche LLP to the effect  that the  federal  tax consequences  of  the  transaction,  if  carried  out in the manner  outlined in the Agreement and in accordance with (i)
MAFG  Fund's   representation  that  there  is  no  plan  or
intention by any MAFG Fund  shareholder  who owns 5% or more of MAFG Fund's outstanding  shares, and, to MAFG Fund's best knowledge,  there is no plan or intention on the part of the remaining MAFG Fund shareholders,  to redeem, sell, exchange or  otherwise  dispose  of a number  of Growth  Fund  shares received  in the  transaction  that would  reduce  MAFG Fund shareholders'  ownership  of Growth  Fund shares to a number of shares  having a value,  as of the Closing  Date, of less than  50% of the  value of all of the  formerly  outstanding
MAFG  Fund  shares  as  of  the  same  date,  and  (ii)  the representation  by each of MAFG Fund and  Growth  Fund that, as of the  Closing  Date,  MAFG  Fund and  Growth  Fund will qualify as regulated  investment  companies or will meet the diversification  test  of  Section  368(a)(2)(F)(ii)  of the
Code, will be as follows:

1.    The  transactions  contemplated  by the Agreement will
qualify as a tax-free  "reorganization"  within the  meaning of Section  368(a)(1) of the Code, and under the regulations promulgated thereunder.

               2. MAFG  Fund  and  Growth   Fund  will  each
qualify as a "party to a reorganization"  within the meaning of Section 368(b)(2) of the Code.

               3. No gain or loss will be  recognized by the
shareholders of MAFG Fund upon the  distribution of Class A,
Class B, Class C,  Class N and Class Y shares of  beneficial interest  in Growth  Fund to the  shareholders  of MAFG Fund pursuant to Section 354 of the Code.

               4. Under  Section  361(a) of the Code no gain
or loss  will be  recognized  by MAFG  Fund by reason of the transfer of  substantially  all its assets in  exchange  for
Class A,  Class B,  Class C,  Class N and  Class Y shares of
Growth Fund.

               5. Under  Section 1032 of the Code no gain or
loss  will be  recognized  by  Growth  Fund by reason of the transfer  of  substantially  all of MAFG  Fund's  assets  in exchange  for Class A, Class B, Class C, Class N and Class Y shares  of  Growth  Fund and  Growth  Fund's  assumption  of certain liabilities of MAFG Fund.

               6. The  shareholders  of MAFG  Fund will have
the same tax  basis  and  holding  period  for the  Class A,
Class B, Class C,  Class N and Class Y shares of  beneficial interest  in Growth  Fund that they  receive as they had for
MAFG Fund  shares  that they  previously  held,  pursuant to
Section 358(a) and 1223(1), respectively, of the Code.

               7. The  securities  transferred  by MAFG Fund
to Growth  Fund  will  have the same tax  basis and  holding period  in the  hands  of  Growth  Fund as they had for MAFG
Fund, pursuant to Section 362(b) and 1223(1),  respectively, of the Code.

            F. The cash reserve  shall not exceed 10% of the
value  of the net  assets,  nor 30% in  value  of the  gross assets,  of  MAFG  Fund  at the  close  of  business  on the
Valuation Date.

            G. A  Registration  Statement on Form N-14 filed
by Growth Fund under the 1933 Act,  containing a preliminary form of the  Prospectus  and  Proxy  Statement,  shall  have become effective under the 1933 Act.

            H. On the  Closing  Date,  MAFG Fund  shall have
received  a letter  from  Robert  G.  Zack or  other  senior executive officer of  OppenheimerFunds,  Inc.  acceptable to
MAFG  Fund,  stating  that  nothing  has  come to his or her attention  which in his or her judgment  would indicate that as of the Closing  Date there were any  material,  actual or
contingent   liabilities  of  Growth  Fund  arising  out  of
litigation  brought  against Growth Fund or claims  asserted against  it,  or  pending  or,  to  the  best  of his or her knowledge,  threatened claims or litigation not reflected in or apparent by the most recent audited financial  statements and  footnotes  thereto  of Growth  Fund  delivered  to MAFG
Fund.   Such  letter  may  also  include   such   additional
statements  relating to the scope of the review conducted by such person and his or her  responsibilities and liabilities as are not unreasonable under the circumstances.

I.    MAFG Fund  shall  acknowledge  receipt of the Class A,
Class B, Class C, Class N and Class Y shares of Growth Fund.

      12.   MAFG Fund hereby represents and warrants that:

            A. The  audited  financial  statements  of  MAFG
Fund  as  of  November  30,  2002  and  unaudited  financial statements  as of  May  31,  2003  heretofore  furnished  to
Growth Fund, present fairly the financial position,  results of operations,  and changes in net assets of MAFG Fund as of that date, in conformity with generally accepted  accounting principles  applied on a basis consistent with the preceding year;  and that from May 31,  2003  through  the date hereof there have not been,  and  through  the  Closing  Date there will not be, any material  adverse change in the business or financial  condition  of MAFG Fund,  it being  agreed that a decrease  in the size of MAFG  Fund due to a  diminution  in the value of its portfolio  and/or  redemption of its shares shall not be considered a material adverse change;

B.    Contingent  upon  approval  of the  Agreement  and the
transactions    contemplated    thereby   by   MAFG   Fund's
shareholders,  MAFG Fund has  authority  to transfer  all of the assets of MAFG Fund to be  conveyed  hereunder  free and
clear  of  all  liens,  encumbrances,   security  interests,
restrictions and limitations whatsoever;

C.    The   Prospectus,   as   amended   and   supplemented,
contained in MAFG Fund's  Registration  Statement  under the
1933  Act,  as  amended,  is  true,  correct  and  complete, conforms  to the  requirements  of the 1933 Act and does not contain any untrue  statement of a material  fact or omit to state a  material  fact  required  to be stated  therein  or necessary  to make the  statements  therein not  misleading.
The Registration  Statement, as amended, was, as of the date of the filing of the last  Post-Effective  Amendment,  true, correct and complete,  conformed to the  requirements of the
1933  Act and did not  contain  any  untrue  statement  of a material  fact or omit to state a material  fact required to be  stated  therein  or  necessary  to make  the  statements therein not misleading;

            D. There is no material contingent  liability of
MAFG  Fund and no  material  claim  and no  material  legal, administrative  or  other  proceedings  pending  or,  to the knowledge of MAFG Fund,  threatened  against MAFG Fund,  not reflected in such Prospectus;

            E. Except  for  the  Agreement,   there  are  no
material  contracts  outstanding  to  which  MAFG  Fund is a party  other  than  those  ordinary  in the  conduct  of its business;

            F. MAFG Fund is a  Massachusetts  business trust
duly organized,  validly existing and in good standing under the  laws  of  the  State  of  Massachusetts;  and  has  all necessary and material federal and state  authorizations  to own all of its  assets and to carry on its  business  as now being conducted;  and MAFG Fund is duly registered under the
Investment  Company Act and such  registration  has not been rescinded or revoked and is in full force and effect;

            G. All   federal   and  other  tax  returns  and
reports of MAFG Fund  required  by law to be filed have been filed,  and all  federal  and other  taxes shown due on said returns and reports have been paid or  provision  shall have been  made for the  payment  thereof  and to the best of the knowledge  of MAFG Fund no such  return is  currently  under audit and no  assessment  has been  asserted with respect to such returns; and

            H. MAFG  Fund  has  elected  that  MAFG  Fund be
treated as a  regulated  investment  company  and,  for each fiscal  year  of its  operations,  MAFG  Fund  has  met  the requirements  of Subchapter M of the Code for  qualification and  treatment  as a regulated  investment  company and MAFG
Fund intends to meet such  requirements  with respect to its current taxable year.

13.   Growth Fund hereby represents and warrants that:

A.    The audited financial  statements of Growth Fund as of
August 31, 2002 and  unaudited  financial  statements  as of
February  28,  2003  heretofore   furnished  to  MAFG  Fund,
present   fairly   the   financial   position,   results  of
operations,  and changes in net assets of Growth Fund, as of that date, in conformity with generally accepted  accounting principles  applied on a basis consistent with the preceding year;  and that from  February  28,  2003  through  the date hereof  there have not been,  and through  the Closing  Date there  will not be,  any  material  adverse  changes  in the business or financial  condition  of Growth  Fund,  it being understood  that a decrease  in the size of Growth  Fund due to a  diminution  in  the  value  of  its  portfolio  and/or redemption  of its shares shall not be considered a material or adverse change;

B.    The   Prospectus,   as   amended   and   supplemented,
contained in Growth Fund's Registration  Statement under the
1933 Act,  is true,  correct and  complete,  conforms to the requirements  of the  1933  Act and  does  not  contain  any untrue  statement  of a  material  fact or  omit to  state a material fact required to be stated  therein or necessary to
make   the   statements   therein   not   misleading.    The
Registration  Statement,  as amended, was, as of the date of the  filing  of the  last  Post-Effective  Amendment,  true, correct and complete,  conformed to the  requirements of the
1933  Act and did not  contain  any  untrue  statement  of a material  fact or omit to state a material  fact required to be  stated  therein  or  necessary  to make  the  statements therein not misleading;

            C. Except  for  this  Agreement,   there  is  no
material   contingent   liability  of  Growth  Fund  and  no
material  claim and no  material  legal,  administrative  or other  proceedings  pending or, to the  knowledge  of Growth
Fund,  threatened against Growth Fund, not reflected in such
Prospectus;

            D. There are no material  contracts  outstanding
to which  Growth Fund is a party  other than those  ordinary in the conduct of its business;

            E. Growth   Fund  is  a   business   trust  duly
organized,  validly  existing and in good standing under the laws of the Commonwealth of  Massachusetts;  Growth Fund has all necessary and material federal and state  authorizations to own all its  properties  and  assets  and to carry on its business  as now  being  conducted;  the  Class A,  Class B,
Class C, Class N and Class Y shares of Growth  Fund which it issues to MAFG Fund pursuant to the  Agreement  will be duly authorized,  validly issued,  fully-paid and non-assessable, except as set forth under  "Shareholder & Trustee Liability"
in Growth Fund's Statement of Additional  Information,  will conform  to the  description  thereof  contained  in  Growth
Fund's  Registration  Statement and will be duly  registered under the 1933 Act and in the states where  registration  is required;  and  Growth  Fund is duly  registered  under  the
Investment  Company Act and such  registration  has not been revoked or rescinded and is in full force and effect;

            F. All   federal   and  other  tax  returns  and
reports  of Growth  Fund  required  by law to be filed  have been  filed,  and all  federal  and other taxes shown due on said returns and reports  have been paid or provision  shall have been made for the  payment  thereof  and to the best of the  knowledge of Growth  Fund,  no such return is currently under  audit  and  no  assessment  has  been  asserted  with respect to such  returns  and to the extent such tax returns with  respect  to the  taxable  year of  Growth  Fund  ended
August 31, 2002 have not been filed,  such  returns  will be filed  when  required  and the  amount  of tax  shown as due thereon shall be paid when due;

            G. Growth  Fund has  elected  to be treated as a
regulated  investment  company  and, for each fiscal year of its  operations,  Growth  Fund has met the  requirements  of
Subchapter M of the Code for  qualification and treatment as a regulated  investment  company and Growth Fund  intends to meet such  requirements  with respect to its current taxable year;

            H. Growth Fund has no plan or  intention  (i) to
dispose  of any of the  assets  transferred  by  MAFG  Fund, other than in the ordinary  course of  business,  or (ii) to redeem or  reacquire  any of the Class A,  Class B, Class C,
Class  N  and   Class  Y   shares   issued   by  it  in  the
reorganization  other than  pursuant  to valid  requests  of shareholders; and

            I. After   consummation   of  the   transactions
contemplated  by  the  Agreement,  Growth  Fund  intends  to operate its business in a substantially unchanged manner.

      14.   Each party hereby  represents  to the other that
no broker or finder has been  employed by it with respect to the Agreement or the transactions  contemplated hereby. Each party also  represents  and  warrants  to the other that the information  concerning  it  in  the  Prospectus  and  Proxy
Statement  will  not  as of  its  date  contain  any  untrue statement  of a  material  fact  or  omit  to  state  a fact necessary to make the  statements  concerning it therein not misleading and that the financial  statements  concerning it will  present the  information  shown  fairly in  accordance with generally accepted  accounting  principles applied on a basis  consistent  with the preceding  year. Each party also represents  and warrants to the other that the  Agreement is valid,  binding and enforceable in accordance with its terms and that the  execution,  delivery  and  performance  of the
Agreement  will not  result  in any  violation  of, or be in conflict  with,  any  provision  of  any  charter,  by-laws, contract,  agreement,  judgment, decree or order to which it is subject  or to which it is a party.  Growth  Fund  hereby represents  to and  covenants  with MAFG Fund  that,  if the reorganization  becomes  effective,  Growth  Fund will treat each  shareholder  of MAFG Fund who  received  any of Growth
Fund's  shares as a result of the  reorganization  as having made the minimum  initial  purchase of shares of Growth Fund received  by such  shareholder  for the  purpose  of  making additional  investments in shares of Growth Fund, regardless of the value of the shares of Growth Fund received.

      15.   Growth  Fund  agrees  that it will  prepare  and
file a  Registration  Statement  on Form N-14 under the 1933
Act which shall  contain a  preliminary  form of  Prospectus and Proxy Statement  contemplated by Rule 145 under the 1933
Act. The final form of such  Prospectus and Proxy  Statement is  referred  to in the  Agreement  as the  "Prospectus  and
Proxy  Statement."  Each party  agrees  that it will use its best efforts to have such  Registration  Statement  declared effective and to supply such information  concerning  itself for inclusion in the Prospectus  and Proxy  Statement as may be  necessary or  desirable  in this  connection.  MAFG Fund covenants  and agrees to liquidate  and  dissolve  under the laws of the State of  Massachusetts,  following the Closing,
and,  upon  Closing,   to  cause  the  cancellation  of  its
outstanding shares.

      16.   The  obligations of the parties shall be subject
to the right of either  party to abandon and  terminate  the
Agreement  for any  reason and there  shall be no  liability for damages or other  recourse  available  to a party not so terminating this Agreement;  provided,  however, that in the event that a party shall  terminate this  Agreement  without reasonable  cause,  the  party so  terminating  shall,  upon demand,  reimburse  the  party  not so  terminating  for all expenses,  including reasonable  out-of-pocket  expenses and fees incurred in connection with this Agreement.

      17.   The   Agreement   may  be  executed  in  several
counterparts,  each of which  shall be deemed  an  original, but all taken together shall  constitute one Agreement.  The rights  and  obligations  of  each  party  pursuant  to  the
Agreement shall not be assignable.

      18.   All  prior  or  contemporaneous  agreements  and
representations   are  merged  into  the  Agreement,   which
constitutes   the  entire   contract   between  the  parties
hereto.  No  amendment  or  modification  hereof shall be of any force and  effect  unless in  writing  and signed by the parties  and no party  shall be  deemed to have  waived  any provision  herein  for its  benefit  unless  it  executes  a written acknowledgment of such waiver.

      19.   Growth Fund  understands that the obligations of
MAFG  Fund  under the  Agreement  are not  binding  upon any
Trustee or  shareholder  of MAFG Fund  personally,  but bind only  MAFG  Fund  and  MAFG  Fund's  property.  Growth  Fund represents  that  it has  notice  of the  provisions  of the
Declaration  of Trust of MAFG Fund  disclaiming  shareholder and trustee liability for acts or obligations of MAFG Fund.

      20.   MAFG Fund  understands  that the  obligations of
Growth Fund under the  Agreement  are not  binding  upon any trustee or shareholder of Growth Fund  personally,  but bind only  Growth  Fund and  Growth  Fund's  property.  MAFG Fund represents  that  it has  notice  of the  provisions  of the
Declaration of Trust of Growth Fund disclaiming  shareholder and  trustee  liability  for acts or  obligations  of Growth
Fund.

      IN WITNESS  WHEREOF,  each of the  parties  has caused
the  Agreement  to be executed  and attested by its officers thereunto  duly  authorized  on the  date  first  set  forth above.

                                          OPPENHEIMER
                                          SELECT MANAGERS,
                                          on behalf of its
                                          series Mercury
                                          Advisors Focus
                                          Growth Fund

                                          By: /s/ Robert G. Zack
                                               ----------------------
                                                Robert G. Zack,
                                                Vice President and Secretary

                                          OPPENHEIMER
                                          GROWTH FUND

                                          By:  /s/ Katherine P. Feld
                                              ----------------------
                                                Katherine P. Feld
                                                Assistant Secretary

       Appendix to Prospectus and Proxy Statement of
                        Growth Fund

      Graphic material  included in the Prospectus of Growth
Fund under the heading  "Annual Total Returns  (Class A) (as of 12/31 each year)":

      A bar chart will be included in the  Prospectus of the
Fund  depicting the annual total  returns of a  hypothetical investment  in Class A  shares  of the Fund for its ten most recent  calendar years,  without  deducting sales charges or taxes.  Set forth  below are the  relevant  data points that will appear on the bar chart.

Calendar
Year                                Growth Fund
Ended                               Class A Shares
-----                               --------------

12/31/93                                 2.72%
12/31/94                                 2.38%
12/31/95                               34.95%
12/31/96                               23.46%
12/31/97                               18.12%
12/31/98                               10.95%
12/31/99                               46.73%
12/31/00                             -11.16%
12/31/01                             -24.54%
12/31/02                             -25.70%

       Appendix to Prospectus and Proxy Statement of
                         MAFG Fund,
          a Series of Oppenheimer Select Managers

      Graphic  material  included in the  Prospectus of MAFG
Fund,  a Series of  Oppenheimer  Select  Managers  under the heading  "Annual Total  Returns  (Class A) (as of 12/31 each year)":

      A bar chart will be included in the  Prospectus of the
Fund  depicting the annual total  returns of a  hypothetical investment  in Class A shares  of the Fund for the  calendar year ended  12/31/02,  without  deducting  sales  charges or taxes.  Set forth below is the relevant data point that will appear on the bar chart.

Calendar                            MAFG Fund
--------                            ---------
Year Ended                          Class A Shares
----------                          --------------

12/31/02                              -39.01%

STATEMENT OF ADDITIONAL INFORMATION

             TO PROSPECTUS AND PROXY STATEMENT

                           PART B

              Acquisition of the Assets of the
 MERCURY ADVISORS FOCUS GROWTH FUND a Series of OPPENHEIMER
                      SELECT MANAGERS

            By and in exchange for Shares of the
                  OPPENHEIMER GROWTH FUND

      This  Statement  of  Additional  Information  to  this
Prospectus   and  Proxy   Statement   (the  "SAI")   relates
specifically to the proposed  delivery of substantially  all of the assets of  Mercury  Advisors  Focus  Growth  Fund,  a
Series of  Oppenheimer  Select  Managers  ("MAFG  Fund") for
shares of Oppenheimer Growth Fund ("Growth Fund").

      This  SAI   consists   of  this  Cover  Page  and  the
following  documents:  (i) audited financial  statements for the 12-month  period ended  November 30, 2002, and unaudited financial  statements for the six-month period ended May 31,
2003 of MAFG Fund;  (ii) audited  financial  statements  for the  12-month  period  ended  August 31, 2002 and  unaudited
financial   statements   for  the  six-month   period  ended
February 28, 2003 of Growth Fund;  (iii) the  Prospectus  of
MAFG Fund dated March 28, 2003, as supplemented  May 7, 2003
and  May  19,   2003  and  the   Statement   of   Additional
Information  of MAFG Fund dated March 28, 2003; and (iv) the
Statement  of  Additional  Information  of Growth Fund dated
October 23, 2002,  revised  February 12, 2003,  supplemented
July 18, 2003.

      This SAI is not a  Prospectus;  you  should  read this
SAI in conjunction  with the Prospectus and Proxy  Statement dated September 12, 2003,  relating to the  above-referenced transaction.  You can request a copy of the  Prospectus  and
Proxy  Statement  by  calling  1.800.708.7780  or by writing
OppenheimerFunds   Services  at  P.O.   Box  5270,   Denver,
Colorado 80217.  The date of this SAI is September 12, 2003.

John V. Murphy                             OPPENHEIMERFUNDS LOGO
--------------
President &
Chief Executive Officer                    498 Seventh Avenue, 10th Floor
                                           New York, NY 10018

                                           www.oppenheimerfunds.com

                                                August 25, 2003

Dear Shareholder of Mercury Advisers Focus Growth Fund, a
series of Oppenheimer Select Managers,

One of the things we are proud of at OppenheimerFunds,  Inc.
is our commitment to our Fund shareholders.  I am writing to you today to let you know about a positive  change  that has been  proposed  for Mercury  Advisers  Focus  Growth Fund, a series of Oppenheimer Select Managers.

After  careful  consideration,  the  Board of  Trustees  has determined  that  it  would  be  in  the  best  interest  of shareholders  of  Mercury  Advisers  Focus  Growth  Fund,  a series  of  Oppenheimer  Select  Managers  ("MAFG  Fund") to
reorganize  into  another   Oppenheimer  fund,   Oppenheimer
Growth  Fund  ("Growth  Fund").  A  shareholder  meeting has been  scheduled in October,  and all Mercury  Advisers Focus
Growth  Fund  shareholders  of record as of August 12,  2003 are being  asked to vote  either  in person or by proxy,  on
the   proposed   reorganization.   You  will  find  a  proxy
statement  detailing the  proposal,  a ballot card, a Growth
Fund  prospectus,  instruction for voting by telephone and a postage-paid return envelope enclosed for your use.

Why does the Board of Trustees recommend this change?
-----------------------------------------------------

Mercury  Advisers  Focus  Growth  Fund and Growth  Fund have similar objectives.  Growth Fund seeks capital  appreciation and  Mercury  Advisers  Focus  Growth  Fund seeks  long-term
growth  of   capital.   Additionally   both   Funds   invest
primarily  in the  common  stocks  of U.S.  companies.  Both
Mercury  Advisers  Focus  Growth  Fund and  Growth  Fund may
invest in foreign equity and debt securities.

Among other factors,  the Mercury Advisers Focus Growth Fund
Board  considered  that the expense ratio of Growth Fund has been lower than the expense ratio of Mercury  Advisers Focus
Growth Fund.  Although past  performance  is not  predictive of future results,  shareholders  of Mercury  Advisers Focus
Growth   Fund   would   have  an   opportunity   to   become
shareholders of a Fund with a better  long-term  performance history.

How do you vote?
----------------

To cast your vote,  simply mark,  sign and date the enclosed proxy  ballot  and  return it in the  postage-paid  envelope today.  You may also  vote by  telephone  by  following  the
instructions  on  the  proxy  ballot.   Using  a  touch-tone
telephone  to cast your vote saves you time and helps reduce the Fund's  expenses.  If you vote by phone, you do not need to mail the proxy ballot.

Remember,  it can be expensive for the Fund--and  ultimately for you as a  shareholder--to  remail  ballots if not enough responses  are  received  to conduct  the  meeting.  If your vote is not received before the scheduled  meeting,  you may receive a telephone call asking you to vote.

Please  read  the  enclosed  proxy  statement  for  complete details  on  the  proposal.  Of  course,  if  you  have  any questions,  please contact your financial advisor or call us
at   1.800.708.7780.   As   always,   we   appreciate   your
confidence in  OppenheimerFunds  and look forward to serving you for many years to come.

                                          Sincerely,

                                          John V. Murphy

Enclosures

  Proxy Card

      Mercury Advisors Focus Growth Fund, a Series of
                Oppenheimer Select Managers

    Proxy For a Special Shareholders Meeting To Be Held
                    on OCTOBER 31, 2003

The  undersigned,  revoking prior proxies,  hereby  appoints
Brian Wixted,  Connie Bechtolt,  Philip  Vottiero,  Kathleen
Ives  and   Philip   Masterson,   and   each  of  them,   as
attorneys-in-fact and proxies of the undersigned,  with full power of  substitution,  to vote  shares held in the name of the  undersigned  on the record date at the Special  Meeting of  Shareholders  of Mercury  Advisors  Focus Growth Fund, a
series of  Oppenheimer  Select  Managers  (the "Fund") to be held at 6803 South Tucson Way, Centennial,  Colorado, 80112, on October 31, 2003, at 1:00 p.m.  Mountain  time, or at any adjournment  thereof,  upon the  proposal  described  in the
Notice of  Meeting  and  accompanying  Prospectus  and Proxy
Statement, which have been received by the undersigned.

This proxy is  solicited  on behalf of the  Fund's  Board of
Trustees,  and the  proposal  (set forth on the reverse side of this  proxy  card)  has  been  proposed  by the  Board of
Trustees.  When properly executed,  this proxy will be voted as  indicated  on the reverse  side or "FOR" the proposal if
no  choice  is  indicated.   The  proxy  will  be  voted  in
accordance  with the proxy  holders' best judgment as to any other matters that may arise at the Meeting.

                              VOTE VIA THE TELEPHONE:
                              1-866-241-6192
                              CONTROL NUMBER:  999  9999
                              9999  999

                              Note:  Please  sign this proxy
                              exactly  as your name or names
                              appear   hereon.   Each  joint
                              owner  should  sign.  Trustees
                              and other  fiduciaries  should
                              indicate   the   capacity   in
                              which   they   sign.    If   a
                              corporation,   partnership  or
                              other entity,  this  signature
                              should   be  that  of  a  duly
                              authorized    individual   who
                              should state his or her title.

                              Signature

                              Signature of joint owner, if
                              any

                              Date

 PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY
        AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

The Proposal:

To approve an Agreement and Plan of  Reorganization  between
Mercury  Advisors Focus Growth Fund, a series of Oppenheimer
Select Managers ("MAFG Fund"),  and Oppenheimer  Growth Fund
("Growth Fund") and the transactions  contemplated  thereby, including:  (a) the transfer of substantially  all assets of
MAFG Fund to Growth Fund in  exchange  for Class A, Class B,
Class C, Class N and Class Y shares of Growth Fund,  (b) the
distribution   of  such   shares  of  Growth   Fund  to  the
corresponding  Class A,  Class B, Class C, Class N and Class
Y shareholders of MAFG Fund in complete  liquidation of MAFG
Fund and (c) the  cancellation of the outstanding  shares of
MAFG Fund.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [ ]

FOR [___]               AGAINST [___]           ABSTAIN [___]

Telephone Voting Instructions

                       1.800.597.7836

Vote your OppenheimerFunds proxy over the phone
Voting your proxy is important.
And now OppenheimerFunds has
made it easy.  Vote at your
convenience, 24 hours a day, and
save postage costs, ultimately
reducing fund expenses.  Read
your Proxy Card carefully.  To
exercise your proxy, just follow
these simple steps:

1.    Call the toll free number: 1.800.597.7836.

2.    Enter the 14-digit Control Number, located on your
      Proxy Card.

3.    Follow the voice instructions.

If you vote by phone, please do not mail your Proxy Card.

    OPPENHEIMER GROWTH FUND
            Supplement dated May 1, 2003 to the
             Prospectus dated October 23, 2002

The Prospectus is changed as follows:

1.    The  sections  captioned  "WHAT  DOES THE FUND  MAINLY
   INVEST  IN?",  "HOW  DOES THE  PORTFOLIO  MANAGER  DECIDE
   WHAT  SECURITIES  TO BUY OR  SELL?"  and "WHO IS THE FUND
   DESIGNED  FOR?" on page 3 are deleted and replaced by the
   following:

WHAT  DOES THE  FUND  MAINLY  INVEST  IN?  The Fund  invests mainly in  common  stocks of  "growth  companies."  The Fund currently  focuses on stocks of companies  having a large or mid-size market capitalization,  but this focus could change over time.  The Fund can invest in  domestic  companies  and foreign  companies,  although most of its investments are in stocks of U.S. companies.

HOW DOES THE  PORTFOLIO  MANAGER  DECIDE WHAT  SECURITIES TO
BUY OR SELL?  The  portfolio  manager  looks  for  stocks of companies with high growth  potential,  and normally invests in  between  20 and 60  companies,  to focus the  portfolio.
Currently,  the manager implements that investment  approach by looking for:

o     Companies that have exceptional revenue growth
o     Companies with above-average earnings growth
o     Companies  that can  sustain  exceptional  revenue and
      earnings growth
o     Companies  that are well  established  as  leaders  in
      high growth markets

WHO IS THE  FUND  DESIGNED  FOR?  The Fund is  designed  for investors  seeking capital  appreciation in their investment over the long  term.  Those  investors  should be willing to assume  the risks of  short-term  share  price  fluctuations that are typical for a growth  fund  focusing on  relatively few aggressive  growth  companies.  Those  investors  should
understand   that  the  Fund's   strategy  of  investing  in
relatively  few  companies  and  industries  may subject the
Fund to  greater  risk and  increased  volatility  than more broadly  diversified  funds.  Since  the Fund  does not seek income and its income from investments,  if any, will likely be small,  it is not designed for investors  needing current income or looking for  preservation  of capital.  Because of its focus on long-term  growth,  the Fund may be appropriate for a portion of a retirement plan  investment.  The Fund is not a complete investment program.

2.    The   following   is  added   after  the   sub-section
   captioned "RISKS OF INVESTING IN STOCKS." on page 3:

SECTOR  RISK.  To the  extent  that  the  Fund  focuses  its investments  in relatively  few industry  sectors,  if those sectors are  volatile or more  volatile  than other  sectors due to industry-specific  factors,  there is the possibility that the  Fund's  share  price  will be more  volatile  than funds  that  have  broader  sector  exposure.  Additionally, while  the  Fund is a  diversified  fund,  by  investing  in
relatively  fewer  stocks  than  more  broadly   diversified
funds,   its  share   prices   may  be  subject  to  greater
volatility  from  factors  affecting  one  or a few  of  its investments.

3. The first  paragraph  under the  section  captioned  "HOW
   RISKY  IS THE FUND  OVERALL?"  on page 4 is  deleted  and
   replaced with the following:

      The  risks  described  above   collectively  form  the
overall risk  profile of the Fund,  and can affect the value of the Fund's  investments,  its investment  performance and
its   prices   per   share.   Particular   investments   and
investment   strategies   have  risks.   By  focusing  on  a
relatively   smaller  number  of  investments  and  industry
sectors  than more  broadly  diversified  funds,  the Fund's risk is  increased  because  each  investment  has a greater effect on the Fund's  performance.  The Fund is also subject to the  risk  that  the  stocks  the  Manager  selects  will underperform  the stock  market,  the  relevant  indices  or
other  funds  with   similar   investment   objectives   and
investment  strategies.  These  risks mean that you can lose money  by  investing  in the  Fund.  When  you  redeem  your shares,  they may be worth  more or less  than what you paid for them.  There is no assurance  that the Fund will achieve its investment objective.

May 1, 2003                                                   PS0270.017

Growth Fund Prospectus

Oppenheimer
Growth Fund

Prospectus dated October 23, 2002

                                          Oppenheimer Growth Fund is a mutual
                                          fund that seeks capital appreciation
                                          to make your investment grow. It
                                          currently emphasizes investments in
                                          stocks of mid-cap and large-cap
                                          companies.
                                             This Prospectus contains
                                          important information about the
                                          Fund's objective, its investment
                                          policies, strategies and risks. It
                                          also contains important information
                                          about how to buy and sell shares of
                                          the Fund and other account features.
                                          Please read this Prospectus
                                          carefully before you invest and keep
                                          it for future reference about your
                                          account.
As with all mutual funds, the
Securities and Exchange Commission
has not approved or disapproved the
Fund's securities nor has it
determined that this Prospectus is
accurate or complete. It is a
criminal offense to represent
otherwise.

                                     (logo) OppenheimerFunds
                                     The Right Way to Invest

CONTENTS

---------------------------------------------------------------------------------

                    ABOUT THE FUND

            3       The Fund's Investment Objective and Strategies
            3       Main Risks of Investing in the Fund
            4       The Fund's Past Performance
            5       Fees and Expenses of the Fund
            7       About the Fund's Investments
            10      How the Fund is Managed

            10
                    ABOUT YOUR ACCOUNT
            11
                    How to Buy Shares
                    Class A Shares
                    Class B Shares
                    Class C Shares
                    Class N Shares
                    Class Y Shares
            19
                    Special Investor Services
                    AccountLink
                    PhoneLink
                    OppenheimerFunds Internet Website
            22      Retirement Plans

                    How to Sell Shares
                    By Mail
            23      By Telephone
            25
            26      How to Exchange Shares
            29      Shareholder Account Rules and Policies
                    Dividends, Capital Gains and Taxes
                    Financial Highlights

---------------------------------------------------------------------------------

A B O U T  T H E  F U N D

The Fund's Investment Objective and Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks
capital appreciation.

WHAT DOES THE FUND MAINLY INVEST IN? The Fund invests
mainly in common stocks of "growth companies." The Fund
currently focuses on stocks of companies having a large
capitalization or mid-size capitalization, but this could
change over time. The Fund can invest in domestic companies
and foreign companies, although most of its investments are
in stocks of U.S. companies.

HOW DOES THE PORTFOLIO MANAGER DECIDE WHAT SECURITIES TO
BUY OR SELL?  The Fund's portfolio manager looks for
high-growth companies. Currently, the portfolio manager
looks for:

     o  Companies that have exceptional revenue growth
     o  Companies with above-average earnings growth
     o  Companies that can sustain exceptional revenue and
        earnings growth
     o  Companies that are well established as leaders in
        high growth markets.

WHO IS THE FUND DESIGNED FOR? The Fund is designed for
investors seeking capital appreciation over the long term.
Those investors should be willing to assume the risks of
short-term share price fluctuations that are typical for a
growth fund focusing on stock investments. Since the Fund
does not seek income and its income from investments will
likely be small, it is not designed for investors needing
current income. Because of its focus on long-term growth,
the Fund may be appropriate for a portion of a retirement
plan investment. However, the Fund is not a complete
investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree.  The Fund's
investments in stocks are subject to changes in their value
from a number of factors described below. There is also the
risk that poor security selection by the Fund's investment
Manager, OppenheimerFunds, Inc., will cause the Fund to
underperform other funds having a similar objective.

RISKS OF INVESTING IN STOCKS.  Stocks fluctuate in price,
and their short-term volatility at times may be great.
Because the Fund invests primarily in common stocks of U.S.
companies, the value of the Fund's portfolio will be
affected by changes in the U.S. stock markets.  Market risk
will affect the Fund's net asset values per share, which
will fluctuate as the values of the Fund's portfolio
securities change.  The prices of individual stocks do not
all move in the same direction uniformly or at the same
time. Different stock markets may behave differently from
each other.

     Other factors can affect a particular stock's price,
such as poor earnings reports by the issuer, loss of major
customers, major litigation against the issuer, or changes
in government regulations affecting the issuer or its
industry.

The Manager may increase the relative emphasis of the
Fund's investments in a particular industry from time to
time.   Stocks of issuers in a particular industry may be
affected by changes in economic conditions, changes in
government regulations, availability of basic resources or
supplies, or other events that affect that industry more
than others.  To the extent that the Fund increases the
relative emphasis of its investments in a particular
industry, its share values may fluctuate in response to
events affecting that industry.

HOW RISKY IS THE FUND OVERALL?  The risks described above
collectively form the overall risk profile of the Fund, and
can affect the value of the Fund's investments, its
investment performance and its prices per share. Particular
investments and investment strategies also have risks.
These risks mean that you can lose money by investing in
the Fund. When you redeem your shares, they may be worth
more or less than what you paid for them. There is no
assurance that the Fund will achieve its investment
objective.

     In the short term, the stock markets can be volatile,
and the price of the Fund's shares can go up and down
substantially. Growth stocks may be more volatile than
other equity investments. The Fund generally does not use
income-oriented investments to help cushion the Fund's
total return from changes in stock prices. In the
OppenheimerFunds spectrum, the Fund is generally more
aggressive than funds that invest in both stocks and bonds
or in investment grade debt securities, but may be less
volatile than small-cap and emerging markets stock funds.

An investment in the Fund is not a deposit of any bank and
is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks
of investing in the Fund, by showing changes in the Fund's
performance for its Class A shares from year to year for
the last 10 calendar years and by showing how the average
annual total returns of the Fund's shares, both before and
after taxes, compare to those of a broad-based market
index.

      The after-tax returns are shown for Class A shares
only and are calculated using the historical highest
individual federal marginal income tax rates in effect
during the periods shown, and do not reflect the impact of
state or local taxes.  The after-tax returns for the other
classes of shares will vary. In certain cases, the figure
representing "Return After Taxes on Distributions and Sale
of Fund Shares" may be higher than the other return figures
for the same period.  A higher after-tax return results
when a capital loss occurs upon redemption and translates
into an assumed tax deduction that benefits the
shareholder. The after-tax returns are calculated based on
certain assumptions mandated by regulation and your actual
after-tax returns may differ from those shown, depending on
your individual tax situation.  The after-tax returns set
forth below are not relevant to investors who hold their
fund shares through tax-deferred arrangements such as
401(k) plans or IRAs or to institutional investors not
subject to tax.  The Fund's past investment performance,
before and after taxes, is not necessarily an indication of
how the Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See appendix to prospectus for data in bar chart showing
annual total returns]

Sales charges and taxes are not included in the
calculations of return in this bar chart, and if those
charges and taxes were included, the returns may be less
than those shown.
For the period from 1/1/02 through 9/30/02, the cumulative
return (not annualized) for Class A shares before taxes was
-23.65%.
During the period shown in the bar chart, the highest
return (not annualized) before taxes for a calendar quarter
was 30.16% (4th Q'99) and the lowest return (not
annualized) before taxes for a calendar quarter was -25.55%
(4th Q'00).

-------------------------------------------------------------------------------------
Average Annual Total Returns        1 Year            5 Years          10 Years
for    the    periods    ended                                        (or life of
December 31, 2001                                                   class, if less)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Class  A   Shares   (inception
03/15/73)                           -28.88%            3.97%             9.21%
  Return Before Taxes               -29.02%            2.15%             6.92%
  Return After Taxes on             -17.59%            2.97%             6.95%
  Distributions
  Return    After   Taxes   on
  Distributions  and  Sale  of
  Fund Shares
-------------------------------------------------------------------------------------
S & P 500 Index (reflects no
deduction for fees, expenses
or taxes)                           -11.88%           10.70%            12.93%1
-------------------------------------------------------------------------------------
Class  B   Shares   (inception      -28.86%            4.09%             9.71%
08/17/93)
-------------------------------------------------------------------------------------
Class  C   Shares   (inception      -25.86%            4.39%             7.22%
11/01/95)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Class  N   Shares   (inception       N/A2               N/A               N/A
03/01/01)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Class  Y   Shares   (inception      -24.31%            5.49%            10.98%
06/01/94)
-------------------------------------------------------------------------------------
1. From 12/31/91.
2. Because this is a new class of shares, return data for
the period specified is not available.
The Fund's average annual total returns include the
applicable sales charge: for Class A, the current maximum
initial sales charge of 5.75%; for Class B, the contingent
deferred sales charges of 5% (1-year) and 2% (5-year).
Because Class B shares convert to Class A shares 72 months
after purchase, Class B "life-of-class" performance does
not include any contingent deferred sales charge and uses
Class A performance for the period after conversion. For
Class C, average annual total returns include the 1%
contingent deferred sales charge for the 1-year period.
There is no sales charge for Class Y shares.
The returns measure the performance of a hypothetical
account and assume that all dividends and capital gains
distributions have been reinvested in additional shares.
The performance of the Fund's Class A shares is compared to
the S&PP 500 Index, an unmanaged index of equity
securities.  The index performance includes the
reinvestment of income but does not reflect transaction
costs.  The Fund's investments vary from the securities in
the index.

Fees and Expenses of the Fund

The Fund pays a variety of expenses directly for management
of its assets, administration, distribution of its shares
and other services. Those expenses are subtracted from the
Fund's assets to calculate the Fund's net asset values per
share. All shareholders therefore pay those expenses
indirectly. Shareholders pay other expenses directly, such
as sales charges and account transaction charges. The
following tables are meant to help you understand the fees
and expenses you may pay if you buy and hold shares of the
Fund. The numbers below are based on the Fund's expenses
during its fiscal year ended August 31, 2002.

Shareholder Fees (charges paid directly from your
investment):

                                     Class A Class B  Class C Class N  Class Y
                                     Shares   Shares  Shares   Shares  Shares
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Maximum Sales Charge (Load) on
 Purchases (as % of offering price)   5.75%    None    None     None    None
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Maximum Deferred Sales Charge
 (Load)
 (as % of the lower of the original   None1    5%2      1%3     1%4     None
 offering
 price or redemption proceeds)

  1. A contingent deferred sales charge may apply to
  redemptions of investments of $1 million or more
  ($500,000 for certain retirement plan accounts) of Class
  A shares. See "How to Buy Shares" for details.
  2. Applies to redemptions in first year after purchase.
  The contingent deferred sales charge declines to 1% in
  the sixth year and is eliminated after that.
  3. Applies to shares redeemed within 12 months of
  purchase.
  4. Applies to shares redeemed within 18 months of a
  retirement plan's first purchase of Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

                                 Class A  Class B   Class C  Class N  Class Y
                                 Shares    Shares   Shares    Shares   Shares
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Management Fees                  0.64%    0.64%     0.64%    0.64%    0.64%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Distribution and/or Service      0.23%    1.00%     1.00%    0.50%     None
 (12b-1) Fees
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Other Expenses                   0.44%    0.44%     0.44%    0.43%    0.49%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Total Annual Operating           1.31%    2.08%     2.08%    1.57%    1.13%
 Expenses

Expenses  may  vary  in  future  years.   "Other   expenses"
include  transfer  agent  fees,   custodial  expenses,   and
accounting  and legal  expenses  the Fund  pays.  The "Other
Expenses"  in the table are based on,  among  other  things, the fees the Fund would have paid if the transfer  agent had
not  waived  a  portion   of  its  fee  under  a   voluntary
undertaking  to the  Fund to  limit  these  fees to 0.25% of average  daily net assets per fiscal year for Class Y shares and 0.35% of average  daily net  assets per fiscal  year for all other classes.  That  undertaking was effective  January
1,  2002 for  Class Y shares  and  October  1,  2001 for all other  classes,  was  pro-rated  for  the  remainder  of the fiscal  year ending  after that date,  and may be amended or withdrawn at any time.  After the waiver,  the actual "Other
Expenses"   and  "Total   Annual   Operating   Expenses"  as
percentages  of  average  daily net  assets  were  0.38% and
1.02%,  respectively,  for Class Y shares  and were the same as shown above for all other classes.  Effective November 1,
2002,  the limit on  transfer  agent fees for Class Y shares will  increase  to  0.35%.  Had that  limit  been in  effect during the Fund's prior fiscal year,  "Other  Expenses"  and
"Total Annual  Operating  Expenses" as  percentages of daily net  asset  for Class Y shares  would  have  been  0.48% and
1.12%, respectively.

EXAMPLES. The following examples are intended to help you
compare the cost of investing in the Fund with the cost of
investing in other mutual funds.  The examples assume that
you invest $10,000 in a class of shares of the Fund for the
time periods indicated and reinvest your dividends and
distributions.

      The first example assumes that you redeem all of your
shares at the end of those periods. The second example
assumes that you keep your shares. Both examples also
assume that your investment has a 5% return each year and
that the class' operating expenses remain the same. Your
actual costs may be higher or lower because expenses will
vary over time. Based on these assumptions your expenses
would be as follows:

 If shares are redeemed:           1 Year     3 Years    5 Years   10 Years
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Class A Shares                    $701       $966       $1,252    $2,063
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Class B Shares                    $711       $952       $1,319    $2,033(1)
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Class C Shares                    $311       $652       $1,119    $2,410
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Class N Shares                    $260       $496       $   855   $1,867
 ----------------------------------           -----------          ------------
 ------------------------------------------------------------------------------
 Class Y Shares                    $115       $359       $   622   $1,375

 If shares are not redeemed:       1 Year     3 Years    5 Years   10 Years
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Class A Shares                    $701       $966       $1,252    $2,063
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Class B Shares                    $211       $652       $1,119    $2,033(1)
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Class C Shares                    $211       $652       $1,119    $2,410
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Class N Shares                    $160       $496       $   855   $1,867
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Class Y Shares                    $115       $359       $   622   $1,375

 In the first example, expenses include the initial sales
 charge for Class A and the applicable Class B, Class C or
 Class N contingent deferred sales charges.  In the second
 example, the Class A expenses include the sales charge,
 but Class B, Class C and Class N expenses do not include
 the contingent deferred sales charges. There is no sales
 charge on Class Y shares.
 1. Class B expenses for years 7 through 10 are based on
 Class A expenses since Class B shares automatically
 convert to Class A shares after 6 years.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES. The allocation of
the Fund's portfolio among different investments will vary
over time based on the Manager's evaluation of economic and
market trends. The Fund's portfolio might not always
include all of the different types of investments described
below. The Statement of Additional Information contains
more detailed information about the Fund's investment
policies and risks.

     The Manager tries to reduce risks by carefully
researching securities before they are purchased. The Fund
attempts to reduce its exposure to market risks by
diversifying its investments, that is, by not holding a
substantial amount of stock of any one company and by not
investing too great a percentage of the Fund's assets in
any one company. Also, the Fund does not concentrate 25% or
more of its assets in investments in any one industry.

     However, changes in the overall market prices of
securities can occur at any time. The share prices of the
Fund will change daily based on changes in market prices of
securities and market conditions and in response to other
economic events.

Stock Investments. The Fund currently focuses on larger,
     more established U.S. growth companies that exhibit
     strong internal revenue growth. Growth companies, for
     example, may be developing new products or services,
     or they may be expanding into new markets for their
     products. Newer growth companies tend to retain a
     large part of their earnings for research, development
     or investment in capital assets. Therefore, they do
     not tend to emphasize paying dividends and may not pay
     any dividends for some time. The Manager looks for
     stocks of growth companies for the Fund's portfolio
     that the Manager believes will increase in value over
     time.

     The Fund does not limit its investments to issuers in
     a particular market capitalization range or ranges,
     although it currently focuses on large-cap and mid-cap
     issuers.  "Market capitalization" refers to the total
     market value of an issuer's common stock.  The stock
     prices of large-cap issuers tend to be less volatile
     than the prices of mid-cap and small-cap companies in
     the short term, but these companies may not afford the
     same growth opportunities as mid-cap and small-cap
     companies.

Industry Focus.  Stocks of issuers in a particular industry
     might be affected by changes in economic conditions or
     by changes in government regulations, availability of
     basic resources or supplies, or other events that
     affect that industry more than others. To the extent
     that the Fund has a greater emphasis on investments in
     a particular industry, its share values may fluctuate
     in response to events affecting that industry.

Portfolio Turnover. A change in the securities held by the
     Fund is known as "portfolio turnover." The Fund may
     engage in short-term trading to try to achieve its
     objective. It might have a turnover rate in excess of
     100% annually. Portfolio turnover increases brokerage
     costs the Fund pays. If the Fund realizes capital
     gains when it sells its portfolio investments, it must
     generally pay those gains out to the shareholders,
     increasing their taxable distributions. The Financial
     Highlights table at the end of this Prospectus shows
     the Fund's portfolio turnover rate during past fiscal
     years.

CAN THE FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE?
     The Fund's Board of Trustees can change
     non-fundamental investment policies without
     shareholder approval, although significant changes
     will be described in amendments to this Prospectus.
     Fundamental policies cannot be changed without the
     approval of a majority of the Fund's outstanding
     voting shares. The Fund's objective is a fundamental
     policy. Other investment restrictions that are
     fundamental policies are listed in the Statement of
     Additional Information. An investment policy is not
     fundamental unless this Prospectus or the Statement of
     Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, the
Fund can also use the investment techniques and strategies
described below. The Fund might not always use all of them.
These techniques have risks, although some are designed to
help reduce overall investment or market risks.

Other Equity Securities. While the Fund emphasizes
     investments in common stocks, it can also buy
     preferred stocks and securities convertible into
     common stock. The Manager considers some convertible
     securities to be "equity equivalents" because of the
     conversion feature and in that case their credit
     rating has less impact on the Manager's investment
     decision than in the case of other debt securities.

Risks of Foreign Investing. The Fund can buy foreign equity
     and debt securities. The Fund currently limits its
     investments in foreign securities to not more than 10%
     of its total assets, although it has the ability to
     invest up to 25% of its total assets.

     While foreign securities offer special investment
     opportunities, they also have special risks. The
     change in value of a foreign currency against the U.S.
     dollar will result in a change in the U.S. dollar
     value of securities denominated in that foreign
     currency. Foreign issuers are not subject to the same
     accounting and disclosure requirements to which U.S.
     companies are subject. The value of foreign
     investments may be affected by exchange control
     regulations, expropriation or nationalization of a
     company's assets, foreign taxes, delays in settlement
     of transactions, changes in governmental economic or
     monetary policy in the U.S. or abroad, or other
     political and economic factors.

Illiquid and Restricted Securities. Investments may be
     illiquid because they do not have an active trading
     market, making it difficult to value them or dispose
     of them promptly at an acceptable price.  Restricted
     securities may have terms that limit their resale to
     other investors or may require registration under
     federal securities laws before they can be sold
     publicly. The Fund will not invest more than 10% of
     its net assets in illiquid or restricted securities.
     The Board can increase that limit to 15%. Certain
     restricted securities that are eligible for resale to
     qualified institutional purchasers may not be subject
     to that limit. The Manager monitors holdings of
     illiquid securities on an ongoing basis to determine
     whether to sell any holdings to maintain adequate
     liquidity.

Derivative Investments. The Fund can invest in a number of
     different kinds of "derivative" investments. In
     general terms, a derivative investment is an
     investment contract whose value depends on (or is
     derived from) the value of an underlying asset,
     interest rate or index. In the broadest sense,
     options, futures contracts, and other hedging
     instruments the Fund might use may be considered
     "derivative" investments. In addition to using
     derivatives for hedging, the Fund might use other
     derivative investments because they offer the
     potential for increased value. The Fund currently does
     not use derivatives to a significant degree and is not
     required to use them in seeking its objective.

     Derivatives have risks.  If the issuer of the
     derivative investment does not pay the amount due, the
     Fund can lose money on the investment.  The underlying
     security or investment on which a derivative is based,
     and the derivative itself, may not perform the way the
     Manager expected it to.  As a result of these risks
     the Fund could realize less principal or income from
     the investment than expected or its hedge might be
     unsuccessful. As a result, the Fund's share prices
     could fall. Certain derivative investments held by the
     Fund might be illiquid.

  o  Hedging. The Fund can buy and sell futures contracts,
     put and call options, and forward contracts. These are
     all referred to as "hedging instruments."  The Fund
     does not currently use hedging extensively or for
     speculative purposes. It has limits on its use of
     hedging instruments and is not required to use them in
     seeking its objective.

     Some of these strategies would hedge the Fund's
     portfolio against price fluctuations. Other hedging
     strategies, such as buying futures and call options,
     would tend to increase the Fund's exposure to the
     securities market.

     There are also special risks in particular hedging
     strategies.  Options trading involves the payment of
     premiums and can increase portfolio turnover.  If the
     Manager used a hedging instrument at the wrong time or
     judged market conditions incorrectly, the strategy
     could reduce the Fund's return.  The Fund may also
     experience losses if the prices of its hedging
     instruments were not correlated with its other
     investments or if it could not close out a position
     because of an illiquid market.

Temporary Defensive and Interim Investments.  In times of
      adverse or unstable market, economic or political
      conditions, the Fund can invest up to 100% of its
      assets in temporary defensive investments that are
      inconsistent with the Fund's principal investment
      strategies. Generally, they would be high-quality,
      short-term money market instruments, such as U.S.
      government securities, highly rated commercial paper,
      short-term corporate debt obligations, bank deposits
      or repurchase agreements. The Fund could also hold
      these types of securities pending the investment of
      proceeds from the sale of Fund shares or portfolio
      securities or to meet anticipated redemptions of Fund
      shares. To the extent the Fund invests defensively in
      these securities, it might not achieve its investment
      objective of capital appreciation.

How the Fund Is Managed

THE MANAGER. The Manager chooses the Fund's investments and
handles its day-to-day business.  The Manager carries out
its duties, subject to the policies established by the
Fund's Board of Trustees, under an investment advisory
agreement that states the Manager's responsibilities. The
agreement sets the fees the Fund pays to the Manager and
describes the expenses that the Fund is responsible to pay
to conduct its business.

     The Manager has been an investment advisor since
January 1960. The Manager and its subsidiaries and
controlled affiliates managed more than $120 billion in
assets as of September 30, 2002 including other Oppenheimer
funds, with more than seven million shareholder accounts.
The Manager is located at 498 Seventh Avenue, New York, New
York 10018.

Portfolio Manager. The Fund's portfolio manager is Bruce
     Bartlett, who is the person primarily responsible for
     the day-to-day management of the Fund's portfolio. Mr.
     Bartlett is a Vice President of the Fund and of the
     Manager and is a portfolio manager of other
     Oppenheimer funds. Mr. Bartlett became the Fund's
     portfolio manager on December 22, 1998. Prior to
     joining the Manager in April, 1995, Mr. Bartlett was a
     Vice President and Senior Portfolio Manager with First
     of America Investment Corporation.

Advisory Fees.  Under the investment advisory agreement,
     the Fund pays the Manager an advisory fee at an annual
     rate that declines as the Fund's assets grow: 0.75% of
     the first $200 million of average annual net assets of
     the Fund, 0.72% of the next $200 million, 0.69% of the
     next $200 million, 0.66% of the next $200 million,
     0.60% of the next $700 million, 0.58% of the next $1.0
     billion, 0.56% of the next $2.0 billion, and 0.54% of
     the average annual net assets in excess of $4.5
     billion.  The Fund's management fee for its fiscal
     year ended August 31, 2002 was 0.64% of average annual
     net assets for each class of shares.

ABOUT your account

How to Buy Shares

HOW DO YOU BUY SHARES? You can buy shares several ways, as
described below. The Fund's Distributor, OppenheimerFunds
Distributor, Inc., may appoint servicing agents to accept
purchase (and redemption) orders. The Distributor, in its
sole discretion, may reject any purchase order for the
Fund's shares.

Buying Shares Through Your Dealer. You can buy shares
      through any dealer, broker or financial institution
      that has a sales agreement with the Distributor. Your
      dealer will place your order with the Distributor on
      your behalf.
Buying Shares Through the Distributor. Complete an
      OppenheimerFunds new account application and return
      it with a check payable to "OppenheimerFunds
      Distributor, Inc." Mail it to P.O. Box 5270, Denver,
      Colorado 80217. If you don't list a dealer on the
      application, the Distributor will act as your agent
      in buying the shares. However, we recommend that you
      discuss your investment with a financial advisor
      before you make a purchase to be sure that the Fund
      is appropriate for you.
o     Paying by Federal Funds Wire. Shares purchased
      through the Distributor may be paid for by Federal
      Funds wire. The minimum investment is $2,500. Before
      sending a wire, call the Distributor's Wire
      Department at 1.800.225.5677 to notify the
      Distributor of the wire and to receive further
      instructions.
o     Buying Shares Through OppenheimerFunds AccountLink.
      With AccountLink, you pay for shares by electronic
      funds transfers from your bank account. Shares are
      purchased for your account by a transfer of money
      from your bank account through the Automated Clearing
      House (ACH) system. You can provide those
      instructions automatically, under an Asset Builder
      Plan, described below, or by telephone instructions
      using OppenheimerFunds PhoneLink, also described
      below. Please refer to "AccountLink," below for more
      details.
o     Buying Shares Through Asset Builder Plans. You may
      purchase shares of the Fund automatically each month
      from your account at a bank or other financial
      institution under an Asset Builder Plan with
      AccountLink. Details are in the Asset Builder
      application and the Statement of Additional
      Information.

HOW MUCH MUST YOU INVEST? You can buy Fund shares with a
minimum initial investment of $1,000 and make additional
investments at any time with as little as $25 (effective
November 1, 2002, the additional purchase amount is $50).
There are reduced minimum investments under special
investment plans.
o     With Asset Builder Plans, 403(b) plans, Automatic
      Exchange Plans and military allotment plans, you can
      make initial and subsequent investments for as little
      as $25. The minimum initial investment in any such
      plan accounts established on or after November 1,
      2002 is $50. The minimum additional investment to
      such plan accounts that were established prior to
      November 1, 2002 will remain $25. To establish a new
      Asset Builder Plan account on or after November 1,
      2002, you must first invest at least $500.
o     Under retirement plans, such as IRAs, pension and
      profit-sharing plans and 401(k) plans, you can start
      your account with as little as $250. If your IRA is
      started as an Asset Builder Plan, the $25 minimum
      applies. Additional purchases may be for as little as
      $25. To establish any type of IRA account on or after
      November 1, 2002, the minimum investment is $500. The
      minimum additional investment to any type of IRA
      account after November 1, 2002 is $50.
o     The minimum investment requirement does not apply to
      reinvesting dividends from the Fund or other
      Oppenheimer funds (a list of them appears in the
      Statement of Additional Information, or you can ask
      your dealer or call the Transfer Agent), or
      reinvesting distributions from unit investment trusts
      that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their
offering price which is the net asset value per share plus
any initial sales charge that applies. The offering price
that applies to a purchase order is based on the next
calculation of the net asset value per share that is made
after the Distributor receives the purchase order at its
offices in Colorado, or after any agent appointed by the
Distributor receives the order.

Net Asset Value. The Fund calculates the net asset value of
      each class of shares as of the close of The New York
      Stock Exchange, on each day the Exchange is open for
      trading (referred to in this Prospectus as a "regular
      business day"). The Exchange normally closes at 4:00
      P.M., Eastern time, but may close earlier on some
      days. All references to time in this Prospectus mean
      "Eastern time."

      The net asset value per share is determined by
      dividing the value of the Fund's net assets
      attributable to a class by the number of shares of
      that class that are outstanding. To determine net
      asset value, the Fund's Board of Trustees has
      established procedures to value the Fund's
      securities, in general, based on market value. The
      Board has adopted special procedures for valuing
      illiquid and restricted securities and obligations
      for which market values cannot be readily obtained.
      Because some foreign securities trade in markets and
      on exchanges that operate on weekends and U.S.
      holidays, the values of some of the Fund's foreign
      investments may change on days when investors cannot
      buy or redeem Fund shares.

      If, after the close of the principal market on which
      a security held by the Fund is traded, and before the
      time the Fund's securities are priced that day, an
      event occurs that the Manager deems likely to cause a
      material change in the value of such security, the
      Fund's Board of Trustees has authorized the Manager,
      subject to the Board's review, to ascertain a fair
      value for such security. A security's valuation may
      differ depending on the method used for determining
      value.

The Offering Price. To receive the offering price for a
      particular day, in most cases the Distributor or its
      designated agent must receive your order by the time
      of day The New York Stock Exchange closes that day.
      If your order is received on a day when the Exchange
      is closed or after it has closed, the order will
      receive the next offering price that is determined
      after your order is received.

Buying Through a Dealer. If you buy shares through a
      dealer, your dealer must receive the order by the
      close of The New York Stock Exchange and transmit it
      to the Distributor so that it is received before the
      Distributor's close of business on a regular business
      day (normally 5:00 P.M.) to receive that day's
      offering price unless your dealer has made alternate
      arrangements with the Distributor. Otherwise, the
      order will receive the next offering price that is
      determined.

------------------------------------------------------------
WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund offers
investors five different classes of shares. The different
classes of shares represent investments in the same
portfolio of securities, but the classes are subject to
different expenses and will likely have different share
prices. When you buy shares, be sure to specify the class
of shares. If you do not choose a class, your investment
will be made in Class A shares.
------------------------------------------------------------
------------------------------------------------------------

------------------------------------------------------------
------------------------------------------------------------
Class A Shares. If you buy Class A shares, you pay an
      initial sales charge (on investments up to $1 million
      for regular accounts or $500,000 for certain
      retirement plans). The amount of that sales charge
      will vary depending on the amount you invest. The
      sales charge rates are listed in "How Can You Buy
      Class A Shares?" below.
------------------------------------------------------------
Class B Shares. If you buy Class B shares, you pay no sales
      charge at the time of purchase, but you will pay an
      annual asset-based sales charge. If you sell your
      shares within 6 years of buying them, you will
      normally pay a contingent deferred sales charge. That
      contingent deferred sales charge varies depending on
      how long you own your shares, as described in "How
      Can You Buy Class B Shares?" below.
------------------------------------------------------------
Class C Shares. If you buy Class C shares, you pay no sales
      charge at the time of purchase, but you will pay an
      annual asset-based sales charge. If you sell your
      shares within 12 months of buying them, you will
      normally pay a contingent deferred sales charge of
      1.0%, as described in "How Can You Buy Class C
      Shares?" below.
------------------------------------------------------------
Class N Shares. If you buy Class N shares (available only
      through certain retirement plans), you pay no sales
      charge at the time of purchase, but you will pay an
      annual asset-based sales charge. If you sell your
      shares within 18 months of the retirement plan's
      first purchase of Class N shares, you may pay a
      contingent deferred sales charge of 1.0%, as
      described in "How Can You Buy Class N Shares?" below.
Class Y Shares. Class Y shares are offered only to certain
      institutional investors that have special agreements
      with the Distributor.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide
that the Fund is an appropriate investment for you, the
decision as to which class of shares is best suited to your
needs depends on a number of factors that you should
discuss with your financial advisor. Some factors to
consider are how much you plan to invest and how long you
plan to hold your investment. If your goals and objectives
change over time and you plan to purchase additional
shares, you should re-evaluate those factors to see if you
should consider another class of shares. The Fund's
operating costs that apply to a class of shares and the
effect of the different types of sales charges on your
investment will vary your investment results over time.

      The discussion below is not intended to be investment
advice or a recommendation, because each investor's
financial considerations are different. The discussion
below assumes that you will purchase only one class of
shares and not a combination of shares of different
classes. Of course, these examples are based on
approximations of the effects of current sales charges and
expenses projected over time, and do not detail all of the
considerations in selecting a class of shares. You should
analyze your options carefully with your financial advisor
before making that choice.

How Long Do You Expect to Hold Your Investment? While
      future financial needs cannot be predicted with
      certainty, knowing how long you expect to hold your
      investment will assist you in selecting the
      appropriate class of shares. Because of the effect of
      class-based expenses, your choice will also depend on
      how much you plan to invest. For example, the reduced
      sales charges available for larger purchases of Class
      A shares may, over time, offset the effect of paying
      an initial sales charge on your investment, compared
      to the effect over time of higher class-based
      expenses on shares of Class B, Class C or Class N.
      For retirement plans that qualify to purchase Class N
      shares, Class N shares will generally be more
      advantageous than Class B and Class C shares.

   o  Investing for the Shorter Term. While the Fund is
      meant to be a long-term investment, if you have a
      relatively short-term investment horizon (that is,
      you plan to hold your shares for not more than six
      years), you should probably consider purchasing Class
      A or Class C shares rather than Class B shares. That
      is because of the effect of the Class B contingent
      deferred sales charge if you redeem within six years,
      as well as the effect of the Class B asset-based
      sales charge on the investment return for that class
      in the short-term. Class C shares might be the
      appropriate choice (especially for investments of
      less than $100,000), because there is no initial
      sales charge on Class C shares, and the contingent
      deferred sales charge does not apply to amounts you
      sell after holding them one year.

      However, if you plan to invest more than $100,000 for
      the shorter term, then as your investment horizon
      increases toward six years, Class C shares might not
      be as advantageous as Class A shares. That is because
      the annual asset-based sales charge on Class C shares
      will have a greater impact on your account over the
      longer term than the reduced front-end sales charge
      available for larger purchases of Class A shares.

      And for non-retirement plan investors who invest $1
      million or more, in most cases Class A shares will be
      the most advantageous choice, no matter how long you
      intend to hold your shares. For that reason, the
      Distributor normally will not accept purchase orders
      of $500,000 or more of Class B shares or $1 million
      or more of Class C shares from a single investor.

o     Investing  for the Longer Term.  If you are  investing
      less than  $100,000 for the  longer-term,  for example
      for  retirement,  and do not expect to need  access to
      your  money  for seven  years or more,  Class B shares
      may be appropriate.

Are There  Differences  in Account  Features  That Matter to
      You?  Some  account  features  may not be available to
      Class  B,  Class  C and  Class N  shareholders.  Other
      features may not be  advisable  (because of the effect
      of the contingent  deferred sales charge) for Class B,
      Class  C and  Class  N  shareholders.  Therefore,  you
      should  carefully  review  how you  plan  to use  your
      investment  account  before  deciding  which  class of
      shares to buy.

      Additionally, the dividends payable to Class B, Class
      C and Class N shareholders will be reduced by the
      additional expenses borne by those classes that are
      not borne by Class A or Class Y shares, such as the
      Class B, Class C and Class N asset-based sales charge
      described below and in the Statement of Additional
      Information. Share certificates are only available
      for Class A shares. If you are considering using your
      shares as collateral for a loan, that may be a factor
      to consider.

How Do Share Classes Affect Payments to Your Broker? A
      financial advisor may receive different compensation
      for selling one class of shares than for selling
      another class. It is important to remember that Class
      B, Class C and Class N contingent deferred sales
      charges and asset-based sales charges have the same
      purpose as the front-end sales charge on sales of
      Class A shares: to compensate the Distributor for
      concessions and expenses it pays to dealers and
      financial institutions for selling shares. The
      Distributor may pay additional compensation from its
      own resources to securities dealers or financial
      institutions based upon the value of shares of the
      Fund owned by the dealer or financial institution for
      its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix B
to the Statement of Additional Information details the
conditions for the waiver of sales charges that apply in
certain cases, and the special sales charge rates that
apply to purchases of shares of the Fund by certain groups,
or under specified retirement plan arrangements or in other
special types of transactions. To receive a waiver or
special sales charge rate, you must advise the Distributor
when purchasing shares or the Transfer Agent when redeeming
shares that the special conditions apply.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at
their offering price, which is normally net asset value
plus an initial sales charge. However, in some cases,
described below, purchases are not subject to an initial
sales charge, and the offering price will be the net asset
value. In other cases, reduced sales charges may be
available, as described below or in the Statement of
Additional Information. Out of the amount you invest, the
Fund receives the net asset value to invest for your
account.

      The sales charge varies depending on the amount of
your purchase. A portion of the sales charge may be
retained by the Distributor or allocated to your dealer as
a concession. The Distributor reserves the right to reallow
the entire concession to dealers. The current sales charge
rates and concessions paid to dealers and brokers are as
follows:

 ------------------------------------------------------------------------------
                                           Front-End Sales
                          Front-End Sales  Charge As a
                          Charge As a      Percentage of     Concession As
                          Percentage of    Net               Percentage of
 Amount of Purchase       Offering Price   Amount Invested   Offering Price
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Less than $25,000             5.75%             6.10%             4.75%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $25,000 or more but           5.50%             5.82%             4.75%
 less than $50,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $50,000 or more but           4.75%             4.99%             4.00%
 less than $100,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $100,000 or more but          3.75%             3.90%             3.00%
 less than $250,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $250,000 or more but          2.50%             2.56%             2.00%
 less than $500,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $500,000 or more but          2.00%             2.04%             1.60%
 less than $1 million
 ------------------------------------------------------------------------------

Can You Reduce Class A Sales Charges? You may be eligible
      to buy Class A shares at reduced sales charge rates
      under the Fund's "Right of Accumulation" or a Letter
      of Intent, as described in "Reduced Sales Charges" in
      the Statement of Additional Information.

Class A Contingent Deferred Sales Charge. There is no
      initial sales charge on purchases of Class A shares
      of any one or more of the Oppenheimer funds
      aggregating $1 million or more, or for certain
      purchases by particular types of retirement plans
      that were permitted to purchase such shares prior to
      March 1, 2001 ("grandfathered retirement accounts").
      Retirement plans are not permitted to make initial
      purchases of Class A shares subject to a contingent
      deferred sales charge. The Distributor pays dealers
      of record concessions in an amount equal to 1.0% of
      purchases of $1 million or more other than by
      grandfathered retirement accounts. For grandfathered
      retirement accounts, the concession is 0.75% of the
      first $2.5 million of purchases plus 0.25% of
      purchases in excess of $2.5 million. In either case,
      the concession will not be paid on purchases of
      shares by exchange or that were previously subject to
      a front-end sales charge and dealer concession.

      If you redeem any of those shares within an 18-month
      "holding period" measured from the beginning of the
      calendar month of their purchase, a contingent
      deferred sales charge (called the "Class A contingent
      deferred sales charge") may be deducted from the
      redemption proceeds. That sales charge will be equal
      to 1.0% of the lesser of:
     othe aggregate net asset value of the redeemed shares
       at the time of redemption (excluding shares
       purchased by reinvestment of dividends or capital
       gain distributions) or
     othe original net asset value of the redeemed shares.

      The Class A contingent deferred sales charge will not
      exceed the aggregate amount of the concessions the
      Distributor paid to your dealer on all purchases of
      Class A shares of all Oppenheimer funds you made that
      were subject to the Class A contingent deferred sales
      charge.

Purchases by Certain Retirement Plans. There is no initial
      sales charge on purchases of Class A shares of any
      one or more Oppenheimer funds by retirement plans
      that have $10 million or more in plan assets and that
      have entered into a special agreement with the
      Distributor and by retirement plans which are part of
      a retirement plan product or platform offered by
      certain banks, broker-dealers, financial advisors,
      insurance companies or recordkeepers which have
      entered into a special agreement with the
      Distributor. The Distributor currently pays dealers
      of record concessions in an amount equal to 0.25% of
      the purchase price of Class A shares by those
      retirement plans from its own resources at the time
      of sale, subject to certain exceptions as described
      in the Statement of Additional Information. There is
      no contingent deferred sales charge upon the
      redemption of such shares.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at
net asset value per share without an initial sales charge.
However, if Class B shares are redeemed within six years
from the beginning of the calendar month of their purchase,
a contingent deferred sales charge will be deducted from
the redemption proceeds. The Class B contingent deferred
sales charge is paid to compensate the Distributor for its
expenses of providing distribution-related services to the
Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge
will depend on the number of years since you invested and
the dollar amount being redeemed, according to the
following schedule for the Class B contingent deferred
sales charge holding period:

-------------------------------------------------------------------------------
Years Since Beginning of Month in       Contingent Deferred Sales Charge on
Which Purchase Order was Accepted       Redemptions in That Year
                                        (As % of Amount Subject to Charge)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
0 - 1                                   5.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1 - 2                                   4.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2 - 3                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3 - 4                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4 - 5                                   2.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
5 - 6                                   1.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
More than 6                             None
-------------------------------------------------------------------------------

In the table, a "year" is a 12-month period. In applying
the contingent deferred sales charge, all purchases are
considered to have been made on the first regular business
day of the month in which the purchase was made.

Automatic Conversion of Class B Shares. Class B shares
      automatically convert to Class A shares 72 months
      after you purchase them. This conversion feature
      relieves Class B shareholders of the asset-based
      sales charge that applies to Class B shares under the
      Class B Distribution and Service Plan, described
      below. The conversion is based on the relative net
      asset value of the two classes, and no sales load or
      other charge is imposed. When any Class B shares that
      you hold convert, any other Class B shares that were
      acquired by reinvesting dividends and distributions
      on the converted shares will also convert to Class A
      shares. For further information on the conversion
      feature and its tax implications, see "Class B
      Conversion" in the Statement of Additional
      Information.

How Can you Buy Class C Shares? Class C shares are sold at
net asset value per share without an initial sales charge.
However, if Class C shares are redeemed within a holding
period of 12 months from the beginning of the calendar
month of their purchase, a contingent deferred sales charge
of 1.0% will be deducted from the redemption proceeds. The
Class C contingent deferred sales charge is paid to
compensate the Distributor for its expenses of providing
distribution-related services to the Fund in connection
with the sale of Class C shares.

HOW CAN YOU BUY CLASS N SHARES? Class N shares are offered
for sale to retirement plans (including IRAs and 403(b)
plans) that purchase $500,000 or more of Class N shares of
one or more Oppenheimer funds or to group retirement plans
(which do not include IRAs and 403(b) plans) that have
assets of $500,000 or more or 100 or more eligible
participants. See "Availability of Class N shares" in the
Statement of Additional Information for other circumstances
where Class N shares are available for purchase.

      A contingent deferred sales charge of 1.0% will be
imposed upon the redemption of Class N shares, if:
o     The group retirement plan is terminated or Class N
      shares of all Oppenheimer funds are terminated as an
      investment option of the plan and Class N shares are
      redeemed within 18 months after the plan's first
      purchase of Class N shares of any Oppenheimer fund, or
o     With respect to an IRA or 403(b) plan, Class N shares
      are redeemed within 18 months of the plan's first
      purchase of Class N shares of any Oppenheimer fund.

      Retirement plans that offer Class N shares may impose
charges on plan participant accounts. The procedures for
buying, selling, exchanging and transferring the Fund's
other classes of shares (other than the time those orders
must be received by the Distributor or Transfer Agent in
Colorado) and the special account features applicable to
purchasers of those other classes of shares described
elsewhere in this prospectus do not apply to Class N shares
offered through a group retirement plan. Instructions for
buying, selling, exchanging or transferring Class N shares
offered through a group retirement plan must be submitted
by the plan, not by plan participants for whose benefit the
shares are held.

Who Can Buy Class Y Shares? Class Y shares are sold at net
asset value per share without a sales charge directly to
institutional investors that have special agreements with
the Distributor for this purpose. They may include
insurance companies, registered investment companies and
employee benefit plans. Individual investors cannot buy
Class Y shares directly.

      An institutional investor that buys Class Y shares
for its customers' accounts may impose charges on those
accounts. The procedures for buying, selling, exchanging
and transferring the Fund's other classes of shares (other
than the time those orders must be received by the
Distributor or Transfer Agent at their Colorado office) and
the special account features available to investors buying
those other classes of shares do not apply to Class Y
shares. Instructions for buying, selling, exchanging or
transferring Class Y shares must be submitted by the
institutional investor, not by its customers for whose
benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. The Fund has adopted a
      Service Plan for Class A shares. It reimburses the
      Distributor for a portion of its costs incurred for
      services provided to accounts that hold Class A
      shares. Reimbursement is made quarterly at an annual
      rate of up to 0.25% of the average annual net assets
      of Class A shares of the Fund. The Distributor
      currently uses all of those fees to pay dealers,
      brokers, banks and other financial institutions
      quarterly for providing personal service and
      maintenance of accounts of their customers that hold
      Class A shares. With respect to Class A shares
      subject to a Class A contingent deferred sales charge
      purchased by grandfathered retirement accounts, the
      Distributor pays the 0.25% service fee to dealers in
      advance for the first year after the shares are sold
      by the dealer. After the shares have been held for a
      year, the Distributor pays the service fee to dealers
      on a quarterly basis.

Distribution and Service Plans for Class B, Class C and
      Class N Shares. The Fund has adopted Distribution and
      Service Plans for Class B, Class C and Class N shares
      to pay the Distributor for its services and costs in
      distributing Class B, Class C and Class N shares and
      servicing accounts. Under the plans, the Fund pays
      the Distributor an annual asset-based sales charge of
      0.75% on Class B and Class C shares and 0.25% on
      Class N shares. The Distributor also receives a
      service fee of 0.25% per year under the Class B,
      Class C and Class N plans.

      The asset-based sales charge and service fees
      increase Class B and Class C expenses by 1.0% and
      increase Class N expenses by 0.50% of the net assets
      per year of the respective class. Because these fees
      are paid out of the Fund's assets on an on-going
      basis, over time these fees will increase the cost of
      your investment and may cost you more than other
      types of sales charges.

      The Distributor uses the service fees to compensate
      dealers for providing personal services for accounts
      that hold Class B, Class C or Class N shares. The
      Distributor pays the 0.25% service fees to dealers in
      advance for the first year after the shares are sold
      by the dealer. After the shares have been held for a
      year, the Distributor pays the service fees to
      dealers on a quarterly basis. The Distributor retains
      the service fees for accounts for which it renders
      the required personal services.

      The Distributor currently pays a sales concession of
      3.75% of the purchase price of Class B shares to
      dealers from its own resources at the time of sale.
      Including the advance of the service fee, the total
      amount paid by the Distributor to the dealer at the
      time of sale of Class B shares is therefore 4.00% of
      the purchase price. The Distributor retains the Class
      B asset-based sales charge. See the Statement of
      Additional Information for exceptions.

      The Distributor currently pays a sales concession of
      0.75% of the purchase price of Class C shares to
      dealers from its own resources at the time of sale.
      Including the advance of the service fee, the total
      amount paid by the Distributor to the dealer at the
      time of sale of Class C shares is therefore 1.0% of
      the purchase price. The Distributor pays the
      asset-based sales charge as an ongoing concession to
      the dealer on Class C shares that have been
      outstanding for a year or more. See the Statement of
      Additional Information for exceptions.

      The Distributor currently pays a sales concession of
      0.75% of the purchase price of Class N shares to
      dealers from its own resources at the time of sale.
      Including the advance of the service fee, the total
      amount paid by the Distributor to the dealer at the
      time of sale of Class N shares is therefore 1.0% of
      the purchase price. The Distributor retains the
      asset-based sales charge on Class N shares. See the
      Statement of Additional Information for exceptions.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link
your Fund account with an account at a U.S. bank or other
financial institution. It must be an Automated Clearing
House (ACH) member. AccountLink lets you:
    o transmit funds electronically to purchase shares by
      telephone (through a service representative or by
      PhoneLink) or automatically under Asset Builder
      Plans, or
    o have the Transfer Agent send redemption proceeds or
      transmit dividends and distributions directly to your
      bank account. Please call the Transfer Agent for more
      information.

      You may purchase shares by telephone only after your
account has been established. To purchase shares in amounts
up to $250,000 through a telephone representative, call the
Distributor at 1.800.225.5677. The purchase payment will be
debited from your bank account.

      AccountLink privileges should be requested on your
Application or your dealer's settlement instructions if you
buy your shares through a dealer. After your account is
established, you can request AccountLink privileges by
sending signature-guaranteed instructions and proper
documentation to the Transfer Agent. AccountLink privileges
will apply to each shareholder listed in the registration
on your account as well as to your dealer representative of
record unless and until the Transfer Agent receives written
instructions terminating or changing those privileges.
After you establish AccountLink for your account, any
change of bank account information must be made by
signature-guaranteed instructions to the Transfer Agent
signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated
telephone system that enables shareholders to perform a
number of account transactions automatically using a
touch-tone phone. PhoneLink may be used on
already-established Fund accounts after you obtain a
Personal Identification Number (PIN), by calling the
PhoneLink number, 1.800.225.5677.
Purchasing Shares. You may purchase shares in amounts up to
      $100,000 by phone, by calling 1.800.225.5677. You
      must have established AccountLink privileges to link
      your bank account with the Fund to pay for these
      purchases.
Exchanging Shares. With the OppenheimerFunds Exchange
      Privilege, described below, you can exchange shares
      automatically by phone from your Fund account to
      another OppenheimerFunds account you have already
      established by calling the special PhoneLink number.
Selling Shares. You can redeem shares by telephone
      automatically by calling the PhoneLink number and the
      Fund will send the proceeds directly to your
      AccountLink bank account. Please refer to "How to
      Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send
requests for certain types of account transactions to the
Transfer Agent by fax (telecopier). Please call
1.800.225.5677 for information about which transactions may
be handled this way. Transaction requests submitted by fax
are subject to the same rules and restrictions as written
and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain
information about the Fund, as well as your account
balance, on the OppenheimerFunds Internet website, at
www.oppenheimerfunds.com. Additionally, shareholders listed
in the account registration (and the dealer of record) may
request certain account transactions through a special
section of that website. To perform account transactions or
obtain account information online, you must first obtain a
user I.D. and password on that website. If you do not want
to have Internet account transaction capability for your
account, please call the Transfer Agent at 1.800.225.5677.
At times, the website may be inaccessible or its
transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. The Fund has
several plans that enable you to sell shares automatically
or exchange them to another OppenheimerFunds account on a
regular basis. Please call the Transfer Agent or consult
the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE.  If you redeem some or all of your
Class A or Class B shares of the Fund, you have up to six
months to reinvest all or part of the redemption proceeds
in Class A shares of the Fund or other Oppenheimer funds
without paying a sales charge. This privilege applies only
to Class A shares that you purchased subject to an initial
sales charge and to Class A or Class B shares on which you
paid a contingent deferred sales charge when you redeemed
them. This privilege does not apply to Class C, Class N or
Class Y shares. You must be sure to ask the Distributor for
this privilege when you send your payment.

RETIREMENT PLANS. You may buy shares of the Fund for your
retirement plan account. If you participate in a plan
sponsored by your employer, the plan trustee or
administrator must buy the shares for your plan account.
The Distributor also offers a number of different
retirement plans that individuals and employers can use:
Individual Retirement Accounts (IRAs). These include
      regular IRAs, Roth IRAs, SIMPLE IRAs and rollover
      IRAs.
SEP-IRAs. These are Simplified Employee Pension Plan IRAs
      for small business owners or self-employed
      individuals.
403(b)(7) Custodial Plans. These are tax-deferred plans for
      employees of eligible tax-exempt organizations, such
      as schools, hospitals and charitable organizations.
401(k) Plans. These are special retirement plans for
      businesses.
Pension and Profit-Sharing Plans. These plans are designed
      for businesses and self-employed individuals.
      Please call the Distributor for OppenheimerFunds
retirement plan documents, which include applications and
important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any
regular business day. Your shares will be sold at the next
net asset value calculated after your order is received in
proper form (which means that it must comply with the
procedures described below) and is accepted by the Transfer
Agent. The Fund lets you sell your shares by writing a
letter or by telephone. You can also set up Automatic
Withdrawal Plans to redeem shares on a regular basis. If
you have questions about any of these procedures, and
especially if you are redeeming shares in a special
situation, such as due to the death of the owner or from a
retirement plan account, please call the Transfer Agent
first, at 1.800.225.5677, for assistance.

Certain Requests Require a Signature Guarantee. To protect
      you and the Fund from fraud, the following redemption
      requests must be in writing and must include a
      signature guarantee (although there may be other
      situations that also require a signature guarantee):
   o  You wish to redeem more than $100,000 and receive a
      check
   o  The redemption check is not payable to all
      shareholders listed on the account statement
   o  The redemption check is not sent to the address of
      record on your account statement
   o  Shares are being transferred to a Fund account with a
      different owner or name
   o  Shares are being redeemed by someone (such as an
      Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer
      Agent will accept a guarantee of your signature by a
      number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings
      association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities,
      municipal securities or government securities, or
o     a U.S. national securities exchange, a registered
      securities association or a clearing agency.
      If you are signing on behalf of a corporation,
      partnership or other business or as a fiduciary, you
      must also include your title in the signature.

Retirement Plan Accounts. There are special procedures to
      sell shares in an OppenheimerFunds retirement plan
      account. Call the Transfer Agent for a distribution
      request form. Special income tax withholding
      requirements apply to distributions from retirement
      plans. You must submit a withholding form with your
      redemption request to avoid delay in getting your
      money and if you do not want tax withheld. If your
      employer holds your retirement plan account for you
      in the name of the plan, you must ask the plan
      trustee or administrator to request the sale of the
      Fund shares in your plan account.

HOW DO you SELL SHARES BY MAIL? Write a letter of
instruction that includes:
   o  Your name
   o  The Fund's name
   o  Your Fund account number (from your account statement)
   o  The dollar amount or number of shares to be redeemed
   o  Any special payment instructions
   o  Any share certificates for the shares you are selling
   o  The signatures of all registered owners exactly as
      the account is registered, and
   o  Any special documents requested by the Transfer Agent
      to assure proper authorization of the person asking
      to sell the shares.

Use the following address for            Send courier or express mail
requests by mail:                        requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver Colorado 80217                    Denver, Colorado 80231

HOW DO you SELL SHARES BY TELEPHONE? You and your dealer
representative of record may also sell your shares by
telephone. To receive the redemption price calculated on a
particular regular business day, your call must be received
by the Transfer Agent by the close of The New York Stock
Exchange that day, which is normally 4:00 P.M., but may be
earlier on some days. You may not redeem shares held in an
OppenheimerFunds retirement plan account or under a share
certificate by telephone.
   o  To redeem shares through a service representative or
      automatically on PhoneLink, call 1.800.225.5677.
      Whichever  method  you use,  you may have a check sent
to the  address on the  account  statement,  or, if you have
linked   your  Fund   account   to  your  bank   account  on
AccountLink,  you may have the  proceeds  sent to that  bank account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be
      redeemed by telephone in any seven-day period. The
      check must be payable to all owners of record of the
      shares and must be sent to the address on the account
      statement. This service is not available within 30
      days of changing the address on an account.

Telephone Redemptions Through AccountLink. There are no
      dollar limits on telephone redemption proceeds sent
      to a bank account designated when you establish
      AccountLink. Normally the ACH transfer to your bank
      is initiated on the business day after the
      redemption. You do not receive dividends on the
      proceeds of the shares you redeemed while they are
      waiting to be transferred.

CAN YOU SELL SHARES  THROUGH  your DEALER?  The  Distributor
has  made   arrangements  to  repurchase  Fund  shares  from
dealers  and brokers on behalf of their  customers.  Brokers or dealers may charge for that  service.  If your shares are held in the  name of  your  dealer,  you  must  redeem  them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS.
If you purchase shares subject to a Class A, Class B, Class
C or Class N contingent deferred sales charge and redeem
any of those shares during the applicable holding period
for the class of shares, the contingent deferred sales
charge will be deducted from the redemption proceeds
(unless you are eligible for a waiver of that sales charge
based on the categories listed in Appendix B to the
Statement of Additional Information and you advise the
Transfer Agent of your eligibility for the waiver when you
place your redemption request.)

      A  contingent  deferred  sales charge will be based on
the lesser of the net asset value of the redeemed  shares at the time of  redemption  or the original net asset value.  A contingent deferred sales charge is not imposed on:
o     the amount of your  account  value  represented  by an
      increase in net asset value over the initial  purchase
      price,
o     shares  purchased by the  reinvestment of dividends or
      capital gains distributions, or
o     shares   redeemed   in   the   special   circumstances
      described   in   Appendix  B  to  the   Statement   of
      Additional Information.

      To determine whether a contingent deferred sales
charge applies to a redemption, the Fund redeems shares in
the following order:
   1. shares acquired by reinvestment of dividends and
      capital gains distributions,
   2. shares held for the holding period that applies to
      the class, and
   3. shares held the longest during the holding period.

      Contingent  deferred  sales  charges  are not  charged
when you  exchange  shares  of the Fund for  shares of other
Oppenheimer funds.  However, if you exchange them within the applicable  contingent deferred sales charge holding period, the holding  period will carry over to the fund whose shares you acquire.  Similarly,  if you acquire shares of this Fund by exchanging  shares of another  Oppenheimer  fund that are still subject to a contingent  deferred sales charge holding period, that holding period will carry over to this Fund.

How to Exchange Shares

Shares of the Fund may be exchanged for shares of certain
Oppenheimer funds at net asset value per share at the time
of exchange, without sales charge. Shares of the Fund can
be purchased by exchange of shares of other Oppenheimer
funds on the same basis. To exchange shares, you must meet
several conditions:
   o  Shares of the fund selected for exchange must be
      available for sale in your state of residence.
   o  The prospectuses of both funds must offer the
      exchange privilege.
   o  You must hold the shares you buy when you establish
      your account for at least seven days before you can
      exchange them. After the account is open seven days,
      you can exchange shares every regular business day.
   o  You must meet the minimum purchase requirements for
      the fund whose shares you purchase by exchange.
   o  Before exchanging into a fund, you must obtain and
      read its prospectus.

      Shares of a particular class of the Fund may be
exchanged only for shares of the same class in the other
Oppenheimer funds. For example, you can exchange Class A
shares of this Fund only for Class A shares of another
fund. In some cases, sales charges may be imposed on
exchange transactions. For tax purposes, exchanges of
shares involve a sale of the shares of the fund you own and
a purchase of the shares of the other fund, which may
result in a capital gain or loss. Please refer to "How to
Exchange Shares" in the Statement of Additional Information
for more details.

      You can find a list of Oppenheimer funds currently
available for exchanges in the Statement of Additional
Information or obtain one by calling a service
representative at 1.800.225.5677. That list can change from
time to time.

HOW DO you SUBMIT EXCHANGE REQUESTS? Exchanges may be
requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds
      Exchange Request form, signed by all owners of the
      account. Send it to the Transfer Agent at the address
      on the back cover. Exchanges of shares held under
      certificates cannot be processed unless the Transfer
      Agent receives the certificates with the request.

Telephone  Exchange  Requests.  Telephone  exchange requests
      may   be   made    either   by   calling   a   service
      representative  or by using  PhoneLink  for  automated
      exchanges   by   calling   1.800.225.5677.   Telephone
      exchanges  may be made only between  accounts that are
      registered  with the same name(s) and address.  Shares
      held  under  certificates  may  not  be  exchanged  by
      telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain
exchange policies you should be aware of:
o     Shares are normally redeemed from one fund and
      purchased from the other fund in the exchange
      transaction on the same regular business day on which
      the Transfer Agent receives an exchange request that
      conforms to the policies described above. It must be
      received by the close of The New York Stock Exchange
      that day, which is normally 4:00 P.M. but may be
      earlier on some days. However, either fund may delay
      the purchase of shares of the fund you are exchanging
      into up to seven days if it determines it would be
      disadvantaged by the same day exchange.
o     The interests of the Fund's long-term shareholders
      and its ability to manage its investments may be
      adversely affected when its shares are repeatedly
      bought and sold in response to short-term market
      fluctuations--also known as "market timing." When
      large dollar amounts are involved, the Fund may have
      difficulty implementing long-term investment
      strategies, because it cannot predict how much cash
      it will have to invest. Market timing also may force
      the Fund to sell portfolio securities at
      disadvantageous times to raise the cash needed to buy
      a market timer's Fund shares. These factors may hurt
      the Fund's performance and its shareholders. When the
      Manager believes frequent trading would have a
      disruptive effect on the Fund's ability to manage its
      investments, the Manager and the Fund may reject
      purchase orders and exchanges into the Fund by any
      person, group or account that the Manager believes to
      be a market timer.
   o  The Fund may amend, suspend or terminate the exchange
      privilege at any time. The Fund will provide you
      notice whenever it is required to do so by applicable
      law, but it may impose changes at any time for
      emergency purposes.
   o  If the Transfer Agent cannot exchange all the shares
      you request because of a restriction cited above,
      only the shares eligible for exchange will be
      exchanged.

Shareholder Account Rules and Policies

More information about the Fund's policies and procedures
for buying, selling and exchanging shares is contained in
the Statement of Additional Information.

A $12 annual fee will be  charged on any  account  valued
      at  less   than   $500.   See  the   Statement   of
      Additional   Information  for  circumstances   when
      this fee will not be charged.
The offering of shares may be suspended during any period
      in which the determination of net asset value is
      suspended, and the offering may be suspended by the
      Board of Trustees at any time the Board believes it
      is in the Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions
      or exchanges may be modified, suspended or terminated
      by the Fund at any time. The Fund will provide you
      notice whenever it is required to do so by applicable
      law. If an account has more than one owner, the Fund
      and the Transfer Agent may rely on the instructions
      of any one owner. Telephone privileges apply to each
      owner of the account and the dealer representative of
      record for the account unless the Transfer Agent
      receives cancellation instructions from an owner of
      the account.
The Transfer Agent will record any telephone calls to
      verify data concerning transactions and has adopted
      other procedures to confirm that telephone
      instructions are genuine, by requiring callers to
      provide tax identification numbers and other account
      data or by using PINs, and by confirming such
      transactions in writing. The Transfer Agent and the
      Fund will not be liable for losses or expenses
      arising out of telephone instructions reasonably
      believed to be genuine.
Redemption or transfer requests will not be honored until
      the Transfer Agent receives all required documents in
      proper form. From time to time, the Transfer Agent in
      its discretion may waive certain of the requirements
      for redemptions stated in this Prospectus.
Dealers that perform account transactions for their clients
      by participating in NETWORKING through the National
      Securities Clearing Corporation are responsible for
      obtaining their clients' permission to perform those
      transactions, and are responsible to their clients
      who are shareholders of the Fund if the dealer
      performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day
      because the value of the securities in the Fund's
      portfolio fluctuates. The redemption price, which is
      the net asset value per share, will normally differ
      for each class of shares. The redemption value of
      your shares may be more or less than their original
      cost.
Payment for redeemed shares ordinarily is made in cash. It
      is forwarded by check, or through AccountLink (as
      elected by the shareholder) within seven days after
      the Transfer Agent receives redemption instructions
      in proper form. However, under unusual circumstances
      determined by the Securities and Exchange Commission,
      payment may be delayed or suspended. For accounts
      registered in the name of a broker-dealer, payment
      will normally be forwarded within three business days
      after redemption.
The Transfer Agent may delay processing any type of
      redemption payment as described under "How to Sell
      Shares" for recently purchased shares, but only until
      the purchase payment has cleared. That delay may be
      as much as 10 days from the date the shares were
      purchased. That delay may be avoided if you purchase
      shares by Federal Funds wire or certified check, or
      arrange with your bank to provide telephone or
      written assurance to the Transfer Agent that your
      purchase payment has cleared.
Involuntary redemptions of small accounts may be made by
      the Fund if the account value has fallen below $500
      for reasons other than the fact that the market value
      of shares has dropped. In some cases, involuntary
      redemptions may be made to repay the Distributor for
      losses from the cancellation of share purchase
      orders.
Shares may be "redeemed in kind" under unusual
      circumstances (such as a lack of liquidity in the
      Fund's portfolio to meet redemptions). This means
      that the redemption proceeds will be paid with liquid
      securities from the Fund's portfolio.
"Backup withholding" of federal income tax may be applied
      against taxable dividends, distributions and
      redemption proceeds (including exchanges) if you fail
      to furnish the Fund your correct, certified Social
      Security or Employer Identification Number when you
      sign your application, or if you under-report your
      income to the Internal Revenue Service.
To avoid sending duplicate copies of materials to
      households, the Fund will mail only one copy of each
      prospectus, annual and semi-annual report and annual
      notice of the Fund's privacy policy to shareholders
      having the same last name and address on the Fund's
      records. The consolidation of these mailings, called
      householding, benefits the Fund through reduced
      mailing expense.

      If you want to receive multiple copies of these
      materials, you may call the Transfer Agent at
      1.800.225.5677. You may also notify the Transfer
      Agent in writing. Individual copies of prospectuses,
      reports and privacy notices will be sent to you
      commencing within 30 days after the Transfer Agent
      receives your request to stop householding.

Dividends, Capital Gains and Taxes

Dividends. The Fund intends to declare dividends separately
for each class of shares from net investment income on an
annual basis and to pay them to shareholders in December on
a date selected by the Board of Trustees. Dividends and
distributions paid on Class A and Class Y shares will
generally be higher than dividends for Class B, Class C and
Class N shares, which normally have higher expenses than
Class A and Class Y. The Fund has no fixed dividend rate
and cannot guarantee that it will pay any dividends or
distributions.

Capital Gains. The Fund may realize capital gains on the
sale of portfolio securities. If it does, it may make
distributions out of any net short-term or long-term
capital gains in December of each year. The Fund may make
supplemental distributions of dividends and capital gains
following the end of its fiscal year. There can be no
assurance that the Fund will pay any capital gains
distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When
you open your account, specify on your application how you
want to receive your dividends and distributions. You have
four options:

Reinvest All Distributions in the Fund. You can elect to
      reinvest all dividends and capital gains
      distributions in additional shares of the Fund.

Reinvest Dividends or Capital Gains. You can elect to
      reinvest some distributions (dividends, short-term
      capital gains or long-term capital gains
      distributions) in the Fund while receiving the other
      types of distributions by check or having them sent
      to your bank account through AccountLink.

Receive All Distributions in Cash. You can elect to receive
      a check for all dividends and capital gains
      distributions or have them sent to your bank through
      AccountLink.

Reinvest Your Distributions in Another OppenheimerFunds
      Account. You can reinvest all distributions in the
      same class of shares of another OppenheimerFunds
      account you have established.

TAXES. If your shares are not held in a tax-deferred
retirement account, you should be aware of the following
tax implications of investing in the Fund. Distributions
are subject to federal income tax and may be subject to
state or local taxes. Dividends paid from short-term
capital gains and net investment income are taxable as
ordinary income. Long-term capital gains are taxable as
long-term capital gains when distributed to shareholders.
It does not matter how long you have held your shares.
Whether you reinvest your distributions in additional
shares or take them in cash, the tax treatment is the same.

      Every year the Fund will send you and the IRS a
statement showing the amount of any taxable distribution
you received in the previous year. Any long-term capital
gains will be separately identified in the tax information
the Fund sends you after the end of the calendar year.

Avoid "Buying a Dividend." If you buy shares on or just
      before the Fund declares a capital gains
      distribution, you will pay the full price for the
      shares and then receive a portion of the price back
      as a taxable capital gain.

Remember, There May be Taxes on Transactions. Because the
      Fund's share prices fluctuate, you may have a capital
      gain or loss when you sell or exchange your shares. A
      capital gain or loss is the difference between the
      price you paid for the shares and the price you
      received when you sold them. Any capital gain is
      subject to capital gains tax.

Returns of Capital Can Occur. In certain cases,
      distributions made by the Fund may be considered a
      non-taxable return of capital to shareholders. If
      that occurs, it will be identified in notices to
      shareholders.

      This  information is only a summary of certain federal
income tax  information  about your  investment.  You should consult  with  your  tax  advisor  about  the  effect  of an investment in the Fund on your particular tax situation.

Financial Highlights

The Financial Highlights Table is presented to help you
understand the Fund's financial performance for the past
five fiscal years. Certain information reflects financial
results for a single Fund share. The total returns in the
table represent the rate that an investor would have earned
(or lost) on an investment in the Fund (assuming
reinvestment of all dividends and distributions). This
information has been audited by KPMG LLP, the Fund's
independent auditors, whose report, along with the Fund's
financial statements, is included in the Statement of
Additional Information, which is available on request.

OPPENHEIMER GROWTH FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A        YEAR ENDED AUGUST 31,
2002           2001               2000               1999               1998
================================================================================

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------
 Net asset value, beginning of period
$ 29.20    $62.31    $ 39.77    $ 31.54    $ 40.42
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)
(.13)       .18       (.02)       .10        .73
 Net realized and unrealized gain (loss)          (4.74)
(30.05)     25.42      11.69      (5.05)

-------------------------------------------------------
 Total from investment operations                 (4.87)
(29.87)     25.40      11.79      (4.32)
-------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income
(.14)        --       (.03)      (.48)      (.66)
 Distributions from net realized gain                --
(3.24)     (2.83)     (3.08)     (3.90)

-------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                   (.14)
(3.24)     (2.86)     (3.56)     (4.56)
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $24.19
$29.20     $62.31     $39.77     $31.54

========================================================

================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)
(16.77)% (49.87)%    67.10%     39.39%    (11.62)%
--------------------------------------------------------------------------------

================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in thousands)
 $1,173,027 $1,553,066 $3,176,435 $1,730,087 $1,356,905
--------------------------------------------------------------------------------
 Average net assets (in thousands)
$1,430,735 $2,149,795 $2,390,125 $1,620,201 $1,640,181
--------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)
(0.54)% 0.45%     (0.01)%     0.24%      1.90%
 Expenses
1.31%   1.06%      1.01%      1.05%      1.00%(3)
--------------------------------------------------------------------------------
 Portfolio turnover rate
60%        92%        49%       106%        34%

1. Assumes an investment on the business day before the first day of the fiscal
period, with all dividends and distributions reinvested in
additional shares on
the reinvestment date, and redemption at the net asset value calculated on the
last business day of the fiscal period. Sales charges are not reflected in the
total returns. Total returns are not annualized for periods
of less than one
full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for
the reduction to
custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                      18
OPPENHEIMER GROWTH FUND

CLASS B        YEAR ENDED AUGUST 31,
2002   2001       2000       1999       1998
================================================================================

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------
 Net asset value, beginning of period
$ 27.60    $59.55    $ 38.37    $ 30.54    $ 39.34
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)
(.54)      (.10)      (.21)      (.20)       .43
 Net realized and unrealized gain (loss)          (4.26)
(28.61)     24.22      11.32      (4.89)

-------------------------------------------------------
 Total from investment operations
(4.80)     (28.71)     24.01      11.12      (4.46)
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income
--         --         --       (.21)      (.44)
 Distributions from net realized gain                --
(3.24)     (2.83)     (3.08)     (3.90)

-------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                     --
(3.24)     (2.83)     (3.29)     (4.34)
--------------------------------------------------------------------------------
 Net asset value, end of period
$22.80     $27.60     $59.55     $38.37     $30.54

========================================================

================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)
(17.39)%    (50.26)%    65.82%     38.27%    (12.32)%
--------------------------------------------------------------------------------

================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in thousands)
$317,725   $483,298   $996,000   $445,629   $330,442
--------------------------------------------------------------------------------
 Average net assets (in thousands)
$415,965   $692,159   $676,485   $410,058   $353,574
--------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)
(1.30)%    (0.31)%    (0.78)%    (0.58)%     1.08%
 Expenses
2.08%   1.83%      1.78%      1.86%      1.81%(3)
--------------------------------------------------------------------------------
 Portfolio turnover rate
60%        92%        49%       106%        34%

1. Assumes an investment on the business day before the first day of the fiscal
period, with all dividends and distributions reinvested in
additional shares on
the reinvestment date, and redemption at the net asset value calculated on the
last business day of the fiscal period. Sales charges are not reflected in the
total returns. Total returns are not annualized for periods
of less than one
full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for
the reduction to
custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                      19
OPPENHEIMER GROWTH FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C        YEAR ENDED AUGUST 31,
2002     2001       2000       1999       1998
================================================================================

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------
 Net asset value, beginning of period
$ 28.06    $60.48    $ 38.92    $ 30.93    $ 39.87
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                      (.43)
(.04)      (.09)      (.20)       .46
 Net realized and unrealized gain (loss)          (4.45)
(29.14)     24.48      11.47      (4.99)

--------------------------------------------------------
 Total from investment operations                 (4.88)
(29.18)     24.39      11.27      (4.53)
-------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income
--         --         --       (.21)      (.51)
 Distributions from net realized gain                --
(3.24)     (2.83)     (3.07)     (3.90)

--------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                     --
(3.24)     (2.83)     (3.28)     (4.41)
--------------------------------------------------------------------------------
 Net asset value, end of period                  $23.18
$28.06     $60.48     $38.92     $30.93

========================================================

================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)
(17.39)%   (50.26)%    65.87%     38.28%    (12.33)%
--------------------------------------------------------------------------------

================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in thousands)       $75,229
$102,144   $176,150    $57,970    $44,377
--------------------------------------------------------------------------------
 Average net assets (in thousands)              $93,082
$133,823   $103,076    $53,501    $43,817
--------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                     (1.31)%
(0.32)%    (0.77)%    (0.58)%     1.06%
 Expenses                                          2.08%
1.84%      1.78%      1.86%      1.81%(3)
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate
60%        92%        49%       106%        34%

1. Assumes an investment on the business day before the first day of the fiscal
period, with all dividends and distributions reinvested in
additional shares on
the reinvestment date, and redemption at the net asset value calculated on the
last business day of the fiscal period. Sales charges are not reflected in the
total returns. Total returns are not annualized for periods
of less than one
full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for
the reduction to
custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                      20
OPPENHEIMER GROWTH FUND

CLASS N        YEAR ENDED AUGUST 31,
2002       2001(1)
================================================================================
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------
 Net asset value, beginning of period                     $
29.13      $ 35.39
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)
(.13)(2)     (.01)
 Net realized and unrealized loss
(4.78)(2)    (6.25)

---------------------------------
 Total from investment operations
(4.91)       (6.26)
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income
(.23)          --
 Distributions from net realized
gain                          --           --

---------------------------------
 Total dividends and/or distributions to shareholders
(.23)          --
--------------------------------------------------------------------------------
 Net asset value, end of period
$23.99       $29.13

=================================

================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)
(17.00)%     (17.69)%
--------------------------------------------------------------------------------

================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in thousands)
$2,243         $274
--------------------------------------------------------------------------------
 Average net assets (in thousands)
$1,623         $ 70
--------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment loss
(0.90)%      (0.33)%
 Expenses
1.57%        1.40%
--------------------------------------------------------------------------------
 Portfolio turnover
rate                                       60%          92%

1. For the period from March 1, 2001 (inception of offering)
to August 31, 2001.

2. Per share amounts calculated based on the average shares
outstanding during
the period.

3. Assumes an investment on the business day before the first day of the fiscal
period (or inception of offering), with all dividends and
distributions
reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the
fiscal period. Sales
charges are not reflected in the total returns. Total returns are not annualized
for periods of less than one full year.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                      21
OPPENHEIMER GROWTH FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS Y        YEAR ENDED AUGUST 31,               2002
2001       2000       1999       1998
=======================================================================================================

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period           $ 29.27    $
62.33    $ 39.76    $ 31.54    $ 40.43
-------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)
(.06)       .28        .16        .18        .87
 Net realized and unrealized gain (loss)          (4.73)
(30.10)     25.37      11.69      (5.09)

-------------------------------------------------------
 Total from investment operations                 (4.79)
(29.82)     25.53      11.87      (4.22)
-------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income
(.24)        --       (.13)      (.58)      (.77)
 Distributions from net realized gain                --
(3.24)     (2.83)     (3.07)     (3.90)

-------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                   (.24)
(3.24)     (2.96)     (3.65)     (4.67)
-------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $24.24
$29.27     $62.33     $39.76     $31.54

========================================================

=======================================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)             (16.50)%
(49.77)%    67.56%     39.74%    (11.38)%
-------------------------------------------------------------------------------------------------------

=======================================================================================================
 RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)       $66,769   $
88,284   $191,267   $ 93,936   $132,146
-------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)              $81,127
$124,168   $134,650   $116,615   $135,098
-------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)                     (0.25)%
0.67%      0.27%      0.65%      2.16%
 Expenses                                          1.13%
0.86%      0.73%      0.80%      0.71%(3)
 Expenses, net of voluntary waiver of
 transfer agent fees and/or reduction
 to custodian expenses                             1.02%
0.86%      0.73%      0.80%      0.71%
-------------------------------------------------------------------------------------------------------
 Portfolio turnover rate
60%        92%        49%       106%        34%

1. Assumes an investment on the business day before the first day of the fiscal
period, with all dividends and distributions reinvested in
additional shares on
the reinvestment date, and redemption at the net asset value calculated on the
last business day of the fiscal period. Sales charges are not reflected in the
total returns. Total returns are not annualized for periods
of less than one
full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for
the reduction to
custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                      22
OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Growth Fund (the Fund) is registered under the
Investment Company
Act of 1940, as amended, as an open-end management investment company. The
Fund's investment objective is to seek capital appreciation.
The Fund's
investment advisor is OppenheimerFunds, Inc. (the Manager).

   The Fund offers Class A, Class B, Class C, Class N and
Class Y shares. Class
A shares are sold at their offering price, which is normally net asset value
plus a front-end sales charge. Class B, Class C and Class N
shares are sold
without a front-end sales charge but may be subject to a
contingent deferred
sales charge (CDSC). Class N shares are sold only through
retirement plans.
Retirement plans that offer Class N shares may impose charges on those
accounts. Class Y shares are sold to certain institutional
investors without
either a front-end sales charge or a CDSC. All classes of
shares have identical
rights and voting privileges. Earnings, net assets and net
asset value per
share may differ by minor amounts due to each class having
its own expenses
directly attributable to that class. Classes A, B, C and N
have separate
distribution and/or service plans. No such plan has been
adopted for Class Y
shares. Class B shares will automatically convert to Class A shares six years
after the date of purchase.

   The following is a summary of significant accounting
policies consistently
followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National
Stock Exchanges
or other domestic or foreign exchanges are valued based on
the last sale price
of the security traded on that exchange prior to the time
when the Fund's
assets are valued. In the absence of a sale, the security is valued at the last
sale price on the prior trading day, if it is within the
spread of the closing
bid and asked prices, and if not, at the closing bid price.
Securities
(including restricted securities) for which quotations are
not readily
available are valued primarily using dealer-supplied
valuations, a portfolio
pricing service authorized by the Board of Trustees, or at
their fair value.
Fair value is determined in good faith under consistently
applied procedures
under the supervision of the Board of Trustees. Short-term
"money market type"
debt securities with remaining maturities of sixty days or
less are valued at
amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the
Fund are maintained
in U.S. dollars. Prices of securities denominated in foreign currencies are
translated into U.S. dollars at the closing rates of
exchange. Amounts related
to the purchase and sale of foreign securities and investment income are
translated at the rates of exchange prevailing on the
respective dates of such
transactions.

   The effect of changes in foreign currency exchange rates
on investments is
separately identified from the fluctuations arising from
changes in market
values of securities held and reported with all other foreign currency gains
and losses in the Fund's Statement of Operations.

                                                      23
OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued

JOINT REPURCHASE AGREEMENTS. The Fund, along with other
affiliated funds of the
Manager, may transfer uninvested cash balances into one or
more joint
repurchase agreement accounts. These balances are invested in one or more
repurchase agreements, secured by U.S. government securities.
Securities
pledged as collateral for repurchase agreements are held by a custodian bank
until the agreements mature. Each agreement requires that the market value of
the collateral be sufficient to cover payments of interest
and principal;
however, in the event of default by the other party to the
agreement, retention
of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income,
expenses (other than
those attributable to a specific class), gains and losses are allocated daily
to each class of shares based upon the relative proportion of net assets
represented by such class. Operating expenses directly
attributable to a
specific class are charged against the operations of that
class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with
provisions of the
Internal Revenue Code applicable to regulated investment
companies and to
distribute all of its taxable income, including any net
realized gain on
investments not offset by capital loss carryforwards, if any, to shareholders.
Therefore, no federal income or excise tax provision is
required.

   As of August 31, 2002, the Fund had approximately
$229,706,000 of
post-October losses available to offset future capital gains, if any. Such
losses, if unutilized, will expire in 2011.

As of August 31, 2002, the Fund had available for federal
income tax purposes
unused capital loss carryforwards as follows:

                              EXPIRING
                             ------------------------
                             2009        $ 50,983,636
                             2010         391,696,099
                                         ------------
                             Total       $442,679,735
                                         ============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded
retirement plan for
the Fund's independent trustees. Benefits are based on years of service and
fees paid to each trustee during the years of service. During the year ended
August 31, 2002, the Fund's projected benefit obligations
were increased by
$55,263 and payments of $12,454 were made to retired
trustees, resulting in an
accumulated liability of $402,757 as of August 31, 2002.

   The Board of Trustees has adopted a deferred compensation
plan for
independent trustees that enables trustees to elect to defer receipt of all or
a portion of annual compensation they are entitled to receive from the Fund.
Under the plan, the compensation deferred is periodically
adjusted as though an
equivalent amount had been invested for the Board of Trustees in shares of one
or more Oppenheimer funds selected by the trustee. The amount paid to the Board
of Trustees under the plan will be determined based upon the performance of the
selected funds. Deferral of trustees' fees under the plan
will not affect the
net assets of the Fund, and will not materially affect the
Fund's assets,
liabilities or net investment income per share.

                                                      24
OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and
distributions to
shareholders, which are determined in accordance with income tax regulations,
are recorded on the ex-dividend date.

-------------------------------------------------------------------------------
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS. Net investment
income (loss) and net realized gain (loss) may differ for
financial statement
and tax purposes. The character of dividends and
distributions made during the
fiscal year from net investment income or net realized gains may differ from
their ultimate characterization for federal income tax
purposes. Also, due to
timing of dividends and distributions, the fiscal year in
which amounts are
distributed may differ from the fiscal year in which the
income or net realized
gain was recorded by the Fund.

   The Fund adjusts the classification of distributions to
shareholders to
reflect the differences between financial statement amounts
and distributions
determined in accordance with income tax regulations.
Accordingly, during the
year ended August 31, 2002, amounts have been reclassified to reflect a
decrease in paid-in capital of $14,454,009. Overdistributed
net investment
income was decreased by the same amount. Net assets of the
Fund were unaffected
by the reclassifications.

 The tax character of distributions paid during the years
ended August 31, 2002
and August 31, 2001 was as follows:

                                                 YEAR
ENDED       YEAR ENDED
                                            AUGUST 31, 2002
AUGUST 31, 2001

-----------------------------------------------------------
                 Distributions paid from:
                 Ordinary income
$7,926,306     $ 96,345,987
                 Long-term capital gain
--      151,273,241
                 Return of capital
--               --

---------------------------
                 Total
$7,926,306     $247,619,228

===========================

As of August 31, 2002, the components of distributable
earnings on a tax basis
were as follows:

                 Overdistributed net
                    investment income         $    (402,691)
                 Accumulated net realized loss (672,537,349)
                 Net unrealized depreciation    (33,984,569)
                                              -------------
                 Total                        $(706,924,609)
                                              =============

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the
ex-dividend date or upon
ex-dividend notification in the case of certain foreign
dividends where the
ex-dividend date may have passed. Non-cash dividends included in dividend
income, if any, are recorded at the fair market value of the securities
received. Interest income, which includes accretion of
discount and
amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined
on the basis of
identified cost.

                                                      25
OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued

OTHER. The preparation of financial statements in conformity with accounting
principles generally accepted in the United States of America requires
management to make estimates and assumptions that affect the reported amounts
of assets and liabilities and disclosure of contingent assets and liabilities
at the date of the financial statements and the reported
amounts of income and
expenses during the reporting period. Actual results could
differ from those
estimates.

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par
value shares of
beneficial interest. Transactions in shares of beneficial
interest were as
follows:

                           YEAR ENDED AUGUST 31, 2002    YEAR
ENDED AUGUST 31, 2001(1)
                                SHARES
AMOUNT           SHARES          AMOUNT
---------------------------------------------------------------------------------------

 CLASS A
 Sold                        6,933,882  $ 195,310,273
10,569,340  $ 434,907,471
 Dividends and/or
 distributions reinvested      229,470      6,758,016
3,414,802    158,822,473
 Redeemed                  (11,867,029)  (326,404,857)
(11,769,825)  (439,119,269)

------------------------------------------------------------
 Net increase (decrease)    (4,703,677) $(124,336,568)
2,214,317  $ 154,610,675

============================================================
---------------------------------------------------------------------------------------
 CLASS B
 Sold                        2,659,840  $  70,453,666
5,557,121  $ 229,365,850
 Dividends and/or
 distributions reinvested           --             --
1,227,686     54,263,720
 Redeemed                   (6,235,475)  (162,752,916)
(5,997,793)  (213,710,131)

------------------------------------------------------------
 Net increase (decrease)    (3,575,635) $
(92,299,250)         787,014  $  69,919,439

============================================================
---------------------------------------------------------------------------------------
 CLASS C
 Sold                        1,099,282  $  29,093,790
1,717,522   $ 69,151,022
 Dividends and/or
 distributions reinvested           --
--          217,183      9,762,405
 Redeemed                   (1,493,796)   (39,139,584)
(1,207,014)   (42,248,434)

------------------------------------------------------------
 Net increase (decrease)      (394,514) $
(10,045,794)         727,691  $  36,664,993

============================================================
---------------------------------------------------------------------------------------
 CLASS N
 Sold                          140,675  $
3,970,419            9,401  $     292,765
 Dividends and/or
 distributions reinvested          268
7,845               --             --
 Redeemed                      (56,863)
(1,607,274)              (5)          (168)

------------------------------------------------------------
 Net increase (decrease)        84,080  $
2,370,990            9,396  $     292,597

============================================================
---------------------------------------------------------------------------------------
 CLASS Y
 Sold                          877,421  $  24,490,320
1,574,830  $$ 65,369,945
 Dividends and/or
 distributions reinvested       24,235
713,722          216,565     10,076,798
 Redeemed                   (1,162,874)   (31,902,458)
(1,844,136)   (73,210,409)

------------------------------------------------------------
 Net increase (decrease)      (261,218) $
(6,698,416)         (52,741) $   2,236,334

============================================================

 1. For the year ended August 31, 2001, for Class A, B, C and
Y shares and for
the
period from March 1, 2001 (inception of offering) to August 31, 2001, for

 Class N shares.

                                                      26
OPPENHEIMER GROWTH FUND

================================================================================
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of
purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2002, were $999,741,770 and
$1,084,966,491, respectively.

As of August 31, 2002,
unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,671,528,206 was composed of:

            Gross unrealized appreciation        $ 153,121,143
            Gross unrealized depreciation
(187,257,005)
                                                 -------------
            Net unrealized depreciation          $
(34,135,862)
                                                 =============

The difference between
book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management
fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60%
of the next $700 million, 0.58% of the next $1.0 billion, 0.56% of the next $2.0 billion, and 0.54% of the average annual net assets in excess of $4.5 billion.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a
division of the Manager,
acts as the transfer and shareholder servicing agent for the
Fund. The Fund pays
OFS a $19.75 per account fee.

Additionally,
Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.

The Class Y shares are
subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

OFS
has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its General
Distributor's
Agreement with the Manager, OppenheimerFunds Distributor,
Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous
public offering of
the different classes of shares of the Fund.

                                                      27
OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

The compensation paid to
(or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                   AGGREGATE        CLASS A
CONCESSIONS    CONCESSIONS    CONCESSIONS    CONCESSIONS
                   FRONT-END      FRONT-END       ON CLASS
A     ON CLASS B     ON CLASS C     ON CLASS N
               SALES CHARGES  SALES CHARGES
SHARES         SHARES         SHARES         SHARES
                  ON CLASS A    RETAINED BY      ADVANCED
BY    ADVANCED BY    ADVANCED BY    ADVANCED BY
YEAR ENDED            SHARES    DISTRIBUTOR   DISTRIBUTOR(1)
DISTRIBUTOR(1) DISTRIBUTOR(1) DISTRIBUTOR(1)
---------------------------------------------------------------------------------------------------------

August 31, 2002   $2,350,474       $668,545
$204,213     $2,130,360       $174,319        $31,178

 1. The Distributor advances concession payments to dealers
for certain sales of
Class
A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                           CLASS A        CLASS B
CLASS C        CLASS N
                        CONTINGENT     CONTINGENT
CONTINGENT     CONTINGENT
                          DEFERRED       DEFERRED
DEFERRED       DEFERRED
                     SALES CHARGES  SALES CHARGES  SALES
CHARGES  SALES CHARGES
                       RETAINED BY    RETAINED BY    RETAINED
BY    RETAINED BY
YEAR ENDED             DISTRIBUTOR    DISTRIBUTOR
DISTRIBUTOR    DISTRIBUTOR
-------------------------------------------------------------------------------
August 31, 2002            $21,386     $1,099,479
$22,633           $249

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A
SHARES. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the
Fund. For the year ended August 31, 2002 , payments under the Class A Plan totaled $3,313,032, all of which were paid by the Distributor to recipients, and included $156,580 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the
Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The
Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to
the Distributor for the year ended August 31, 2002, were as follows:

DISTRIBUTOR'S

DISTRIBUTOR'S      AGGREGATE

AGGREGATE   UNREIMBURSED

UNREIMBURSED  EXPENSES AS %
                 TOTAL PAYMENTS AMOUNT RETAINED
EXPENSES  OF NET ASSETS
                     UNDER PLAN  BY DISTRIBUTOR     UNDER
PLAN       OF CLASS
-----------------------------------------------------------------------------
 Class B Plan        $4,141,613      $3,277,861
$11,192,681           3.52%
 Class C Plan           931,561         193,657
1,590,674           2.11
 Class N Plan             8,087           8,000
56,842           2.53

================================================================================
5. OPTION ACTIVITY

The Fund may buy and sell put
and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

                                                      28
OPPENHEIMER GROWTH FUND

The
Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options
are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities
designated to cover outstanding call options are noted in the Statement of
Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of
Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

The
risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for
the year ended August 31, 2002 was as follows:

CALL OPTIONS

----------------------------
                                           NUMBER OF
AMOUNT OF
                                           CONTRACTS
PREMIUMS

------------------------------------------------------
                 Options outstanding as of
                 August 31, 2001                  --
$     --
                 Options written
1,750           207,652
                 Options closed or expired    (1,750)
(207,652)

_________

                 Options outstanding as of
                 August 31, 2002                  --
$     --

================================================================================
 6. BANK BORROWINGS

The Fund may borrow from a
bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%.
The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively.

Interest is charged to each
fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus
0.45%. Borrowings are payable within 30 days after such loan is executed. The
Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

The
Fund had no borrowings outstanding during the year ended or at August 31, 2002.

                       OPPENHEIMER GROWTH FUND

INFORMATION AND SERVICES

For More Information on Oppenheimer Growth Fund
The  following  additional  information  about  the  Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes
additional information about the Fund's investment
policies, risks, and operations. It is incorporated by
reference into this Prospectus (which means it is legally
part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information
about the Fund's investments and performance is available
in the Fund's Annual and Semi-Annual Reports to
shareholders. The Annual Report includes a discussion of
market conditions and investment strategies that
significantly affected the Fund's performance during its
last fiscal year.

How to Get More Information
You can request the  Statement  of  Additional  Information, the Annual and Semi-Annual  Reports,  the notice  explaining the Fund's  privacy policy and other  information  about the
Fund or your account:

---------------------------------------------------------------------------------
By Telephone:                     Call OppenheimerFunds Services toll-free:
                                  1.800.CALL.OPP (225.5677)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
By Mail:                          Write to:
                                  OppenheimerFunds Services
                                  P.O. Box 5270
                                  Denver, Colorado 80217-5270
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
On the Internet:                  You can send us a request by e-mail or
                                  read or download documents on the
                                  OppenheimerFunds website:
                                  www.oppenheimerfunds.com
---------------------------------------------------------------------------------

Information about the Fund including the Statement of
Additional Information can be reviewed and copied at
the SEC's Public Reference Room in Washington, D.C.
Information on the operation of the Public Reference
Room may be obtained by calling the SEC at
1.202.942.8090.  Reports and other information about
the Fund are available on the EDGAR database on the
SEC's Internet website at www.sec.gov. Copies may be
obtained after payment of a duplicating fee by
electronic request at the SEC's e-mail address:
publicinfo@sec.gov or by writing to the SEC's Public
Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about
the Fund or to make any representations about the Fund
other than what is contained in this Prospectus. This
Prospectus is not an offer to sell shares of the Fund, nor
a solicitation of an offer to buy shares of the Fund, to
any person in any state or other jurisdiction where it is
unlawful to make such an offer.

                       The Fund's shares are distributed by:
                                  [logo] OppenheimerFunds(R)
                                           Distributor, Inc.
The Fund's SEC File No.: 811-2306.
PR0270.001.1002
Printed on recycled paper.

                 Appendix to Prospectus of
                  Oppenheimer Growth Fund

      Graphic Material included in the Prospectus of
Oppenheimer Growth Fund: "Annual Total Returns (Class A) (%
as of 12/31 each year)":

      A bar chart will be included in the Prospectus of
Oppenheimer Growth Fund (the "Fund") depicting the annual
total returns of a hypothetical investment in Class A
shares of the Fund for each of the ten most recent calendar
years, without deducting sales charges. Set forth below are
the relevant data points that will appear on the bar chart.

Calendar          Oppenheimer
Year              Growth Fund
Ended             Class A Shares
-----             --------------

12/31/01          -24.54%
12/31/00          -11.16%
12/31/99          46.73%
12/31/98          10.95%
12/31/97          18.12%
12/31/96          23.46%
12/31/95          34.95%
12/31/94            2.38%
12/31/93            2.72%
12/31/92          13.37%

SEMI ANNUAL REPORT

OPPENHEIMER GROWTH FUND

STATEMENT OF INVESTMENTS  February 28, 2003 / Unaudited

                                                                                     Market Value
                                                        Shares                         See Note 1
-------------------------------------------------------------------------------------------------

 Common Stocks--85.8%
-------------------------------------------------------------------------------------------------
 Consumer Discretionary--19.1%
-------------------------------------------------------------------------------------------------
 Automobiles--4.5%
 Harley-Davidson, Inc.                               1,560,000                  $      61,760,400
-------------------------------------------------------------------------------------------------
 Multiline Retail--8.7%
 Costco Wholesale
 Corp. 1                                             1,550,000                         47,306,000
-------------------------------------------------------------------------------------------------
 Kohl's Corp. 1                                      1,454,500                         71,125,050
                                                                                -----------------
                                                                                      118,431,050

-------------------------------------------------------------------------------------------------
 Specialty Retail--5.9%
 Bed Bath &
 Beyond, Inc. 1                                      2,445,000                         80,782,800
-------------------------------------------------------------------------------------------------
 Consumer Staples--2.7%
-------------------------------------------------------------------------------------------------
 Food & Drug Retailing--2.7%
 Walgreen Co.                                        1,300,000                         36,582,000
-------------------------------------------------------------------------------------------------
 Financials--14.3%
-------------------------------------------------------------------------------------------------
 Diversified Financials--8.9%
 Freddie Mac                                           441,400                         24,122,510
-------------------------------------------------------------------------------------------------
 SLM Corp.                                             900,000                         98,055,000
                                                                                -----------------
                                                                                      122,177,510

-------------------------------------------------------------------------------------------------
 Insurance--5.4%
 AMBAC Financial
 Group, Inc.                                           715,600                         34,957,060
-------------------------------------------------------------------------------------------------
 MBIA, Inc.                                          1,001,600                         38,191,008
                                                                                -----------------
                                                                                       73,148,068

-------------------------------------------------------------------------------------------------
 Health Care--32.8%
-------------------------------------------------------------------------------------------------
 Biotechnology--8.3%
 Amgen, Inc. 1                                       1,250,000                         68,300,000
-------------------------------------------------------------------------------------------------
 Gilead Sciences, Inc. 1                             1,350,000                         45,900,000
                                                                                -----------------
                                                                                      114,200,000

-------------------------------------------------------------------------------------------------
 Health Care Equipment & Supplies--14.8%
 Biomet, Inc.                                        1,037,100                         31,351,533
-------------------------------------------------------------------------------------------------
 Medtronic, Inc.                                       975,000                         43,582,500
-------------------------------------------------------------------------------------------------
 Stryker Corp.                                       1,277,500                         83,293,000
-------------------------------------------------------------------------------------------------
 Varian Medical
 Systems, Inc. 1                                       863,000                         43,624,650
                                                                                -----------------
                                                                                      201,851,683

                                                                                     Market Value
                                                        Shares                         See Note 1
-------------------------------------------------------------------------------------------------
 Health Care Providers & Services--3.8%
 Lincare Holdings, Inc. 1                            1,754,200                  $      52,450,580
-------------------------------------------------------------------------------------------------
 Pharmaceuticals--5.9%
 Forest Laboratories,
 Inc. 1                                                950,000                         47,310,000
-------------------------------------------------------------------------------------------------
 Johnson & Johnson                                 500,000                         26,225,000
------------------------------------------------------------------------------------------------
 Pfizer, Inc.                                          250,000                          7,455,000
                                                                                -----------------
                                                                                       80,990,000

-------------------------------------------------------------------------------------------------
 Industrials--0.7%
-------------------------------------------------------------------------------------------------
 Commercial Services & Supplies--0.7%
 Concord EFS, Inc. 1                                   910,000                         10,101,000
-------------------------------------------------------------------------------------------------
 Information Technology--16.2%
-------------------------------------------------------------------------------------------------
 Computers & Peripherals--6.1%
 Dell Computer Corp. 1                               2,300,000                         62,008,000
-------------------------------------------------------------------------------------------------
 International Business
 Machines Corp.                                        280,000                         21,826,000
                                                                                -----------------
                                                                                       83,834,000

-------------------------------------------------------------------------------------------------
 Software--10.1%
 Microsoft Corp.                                     3,000,000                         71,100,000
-------------------------------------------------------------------------------------------------
 Oracle Corp. 1                                      2,500,000                         29,900,000
-------------------------------------------------------------------------------------------------
 Symantec Corp. 1                                      900,000                         36,450,000
                                                                                -----------------
                                                                                      137,450,000
                                                                                -----------------
 Total Common Stocks
 (Cost $1,168,709,073)                                                              1,173,759,091

-------------------------------------------------------------------------------------------------
 Other Securities--3.1%
 Nasdaq-100 Unit
 Investment Trust 1
 (Cost $41,417,126)                                  1,700,000                         42,789,000

                                                     Principal
                                                        Amount
-------------------------------------------------------------------------------------------------
 Short-Term Notes--2.9%
 Crown Point Capital Co.,
 1.29%, 3/3/03
 (Cost $39,997,133)                            $    40,000,000                         39,997,133

8 | OPPENHEIMER GROWTH FUND

                                                     Principal                       Market Value
                                                        Amount                         See Note 1
---------------------------------------------------------------------------------------------------

 Joint Repurchase Agreements--8.3%
---------------------------------------------------------------------------------------------------
 Undivided interest of 29.98% in joint repurchase
 agreement (Market Value $378,392,000) with Banc
 One Capital Markets, Inc., 1.31%, dated 2/28/03,
 to be repurchased at $113,462,385 on 3/3/03,
 collateralized by U.S. Treasury Nts., 3%--5.625%,
 8/31/03--5/15/08, with a value of $346,658,393 and
 U.S. Treasury Bonds, 3.625%, 3/31/04, with a
 value of $39,549,064
 (Cost $113,450,000)                         $     113,450,000                   $    113,450,000

                                                                                     Market Value
                                                                                       See Note 1
---------------------------------------------------------------------------------------------------
 Total Investments,
 at Value
 (Cost $1,363,573,332)                                   100.1%                  $  1,369,995,224
---------------------------------------------------------------------------------------------------
 Liabilities in Excess
 of Other Assets                                          (0.1)                        (1,952,983)
                                             ------------------------------------------------------

 Net Assets                                              100.0%                  $  1,368,042,241
                                             ======================================================

Footnotes to Statement of Investments
1. Non-income producing security.

See accompanying Notes to Financial Statements.

9 | OPPENHEIMER GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES  Unaudited

 February 28, 2003
--------------------------------------------------------------------------------

 Assets
 Investments, at value (cost $1,363,573,332)--
 see accompanying statement                                      $1,369,995,224
--------------------------------------------------------------------------------
 Cash                                                                   652,729
--------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                    37,615,470
 Shares of beneficial interest sold                                     863,238
 Interest and dividends                                                 575,524
 Other                                                                   21,601
                                                                 ---------------
 Total assets                                                     1,409,723,786

--------------------------------------------------------------------------------

Liabilities
Payables and other liabilities:

 Investments purchased                                               36,934,910
 Shares of beneficial interest redeemed                               2,500,813
 Shareholder reports                                                    807,644
 Distribution and service plan fees                                     526,888
 Trustees' compensation                                                 419,422
 Transfer and shareholder servicing agent fees                          370,127
 Other                                                                  121,741
                                                                 ---------------
 Total liabilities                                                   41,681,545
--------------------------------------------------------------------------------
 Net Assets                                                      $1,368,042,241
                                                                 ===============

--------------------------------------------------------------------------------
 Composition of Net Assets

 Par value of shares of beneficial interest                      $       64,384
--------------------------------------------------------------------------------
 Additional paid-in capital                                       2,250,383,147
--------------------------------------------------------------------------------
 Overdistributed net investment income                               (7,257,643)
--------------------------------------------------------------------------------
 Accumulated net realized loss on
 investment transactions                                           (881,569,539)
--------------------------------------------------------------------------------
 Net unrealized appreciation on investments                           6,421,892
                                                                 ---------------
 Net Assets                                                      $1,368,042,241
                                                                 ===============

10  | OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
 Net Asset Value Per Share
 Class A Shares:
 Net asset value and redemption price per share
 (based on net assets of $990,416,916 and

45,958,151 shares of beneficial interest outstanding) $21.55 Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)
$22.86

--------------------------------------------------------------------------------
 Class B Shares:

Net
asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $251,887,306 and
12,454,099 shares of beneficial

 interest outstanding)                                                   $20.23
--------------------------------------------------------------------------------
 Class C Shares:

Net
asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $64,895,880 and
3,155,970 shares of beneficial

 interest outstanding)                                                   $20.56
--------------------------------------------------------------------------------
 Class N Shares:

Net
asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $4,814,691 and
222,875 shares of beneficial

 interest outstanding)                                                   $21.60
--------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering
 price per share (based on net assets of $56,027,448
 and 2,593,065 shares of beneficial interest outstanding)                $21.61

 See accompanying Notes to Financial Statements.

11  | OPPENHEIMER GROWTH FUND

STATEMENT OF OPERATIONS  Unaudited

 For the Six Months Ended February 28, 2003
----------------------------------------------------------------------------------------------------------

 Investment Income
 Dividends                                                                                $   2,500,214
----------------------------------------------------------------------------------------------------------
 Interest                                                                                     1,661,643
                                                                                          ----------------
 Total investment income                                                                      4,161,857

----------------------------------------------------------------------------------------------------------
 Expenses
 Management fees                                                                              4,929,438
----------------------------------------------------------------------------------------------------------
Distribution
and service plan fees:

 Class A                                                                                      1,258,843
 Class B                                                                                      1,425,624
 Class C                                                                                        353,179
 Class N                                                                                          8,427
----------------------------------------------------------------------------------------------------------
Transfer
and shareholder servicing agent fees:

 Class A                                                                                      1,315,347
 Class B                                                                                        820,967
 Class C                                                                                        171,393
 Class Y                                                                                        151,643
----------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                            883,313
----------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                          46,352
----------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                     27,579
----------------------------------------------------------------------------------------------------------
 Other                                                                                          114,444
                                                                                          ----------------

Total expenses 11,506,549 Less reduction to custodian expenses (9,014) Less voluntary waiver of transfer and shareholder servicing agent fees--Class A (239)
Less voluntary waiver of transfer and shareholder servicing agent fees--Class B
(380,459) Less voluntary waiver of transfer and shareholder servicing agent fees--Class C (61,124) Less voluntary waiver of transfer and shareholder servicing agent fees--Class Y (38,904)

                                                                                          ----------------
 Net expenses                                                                                11,016,809

----------------------------------------------------------------------------------------------------------
 Net Investment Loss                                                                         (6,854,952)

----------------------------------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)
 Net realized loss on investments                                                          (209,032,190)
----------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                                        40,406,461
                                                                                          ----------------
 Net realized and unrealized loss                                                          (168,625,729)

----------------------------------------------------------------------------------------------------------
 Net Decrease in Net Assets Resulting from Operations                                     $(175,480,681)
                                                                                          ================

 See accompanying Notes to Financial Statements.

12 | OPPENHEIMER GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  Six Months                         Year
                                                                       Ended                        Ended
                                                           February 28, 2003                   August 31, Unaudited)  2002
------------------------------------------------------------------------------------------------------------
 Operations

 Net investment loss                                          $   (6,854,952)              $  (14,549,925)
------------------------------------------------------------------------------------------------------------
 Net realized loss                                              (209,032,190)                (315,121,770)
------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)             40,406,461                  (23,465,967)
                                                              ----------------------------------------------
 Net decrease in net assets resulting from operations           (175,480,681)                (353,137,662)

------------------------------------------------------------------------------------------------------------

Dividends
and/or Distributions to Shareholders Dividends from net investment income:

 Class A                                                                  --                   (7,204,260)
 Class B                                                                  --                           --
 Class C                                                                  --                           --
 Class N                                                                  --                       (7,852)
 Class Y                                                                  --                     (714,194)

------------------------------------------------------------------------------------------------------------

Beneficial Interest Transactions Net increase (decrease) in net assets resulting from beneficial interest transactions:

 Class A                                                         (57,141,361)                (124,336,568)
 Class B                                                         (31,779,835)                 (92,299,250)
 Class C                                                          (1,822,194)                 (10,045,794)
 Class N                                                           2,986,835                    2,370,990
 Class Y                                                          (3,713,528)                  (6,698,416)

------------------------------------------------------------------------------------------------------------
 Net Assets
 Total decrease                                                 (266,950,764)                (592,073,006)
------------------------------------------------------------------------------------------------------------
 Beginning of period                                           1,634,993,005                2,227,066,011
                                                              ----------------------------------------------
 End of period [including overdistributed net investment
 income of $7,257,643 and $402,691, respectively]             $1,368,042,241               $1,634,993,005
                                                              ==============================================

 See accompanying Notes to Financial Statements.

13 | OPPENHEIMER GROWTH FUND

FINANCIAL HIGHLIGHTS

                                                   Six Months                                                         Year
                                                        Ended                                                        Ended
                                            February 28, 2003                                                   August 31,
Class A                                           (Unaudited)         2002        2001        2000        1999        1998
-----------------------------------------------------------------------------------------------------------------------------

 Per Share Operating Data
 Net asset value, beginning of period                 $ 24.19      $ 29.20     $ 62.31     $ 39.77     $ 31.54     $ 40.42
-----------------------------------------------------------------------------------------------------------------------------
Income
(loss) from investment operations:

 Net investment income (loss)                            (.07)        (.13)        .18        (.02)        .10         .73
 Net realized and unrealized gain (loss)                (2.57)       (4.74)     (30.05)      25.42       11.69       (5.05)
                                                   --------------------------------------------------------------------------
 Total from investment operations                       (2.64)       (4.87)     (29.87)      25.40       11.79       (4.32)
-----------------------------------------------------------------------------------------------------------------------------
Dividends
and/or distributions to shareholders:

 Dividends from net investment income                      --         (.14)         --        (.03)       (.48)       (.66)
 Distributions from net realized gain                      --           --       (3.24)      (2.83)      (3.08)      (3.90)
                                                   --------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                           --         (.14)      (3.24)      (2.86)      (3.56)      (4.56)
-----------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $21.55       $24.19      $29.20      $62.31      $39.77      $31.54
                                                   ==========================================================================

-----------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                    (10.91)%     (16.77)%    (49.87)%     67.10%      39.39%     (11.62)%

-----------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period
 (in thousands)                                    $  990,417   $1,173,027  $1,553,066  $3,176,435  $1,730,087  $1,356,905
-----------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $1,092,267   $1,430,735  $2,149,795  $2,390,125  $1,620,201  $1,640,181
-----------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income (loss)                           (0.72)%      (0.54)%      0.45%      (0.01)%      0.24%       1.90%
 Expenses                                                1.27%        1.31%       1.06%       1.01%       1.05%       1.00% 3
 Expenses, net of voluntary waiver
 of transfer agent fees and/or reduction
 to custodian expenses                                   1.27% 4      1.31%       1.06%       1.01%       1.05%       1.00%
-----------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                   37%          60%         92%         49%        106%         34%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
4. Less than 0.01%.

See accompanying Notes to Financial Statements.

14 | OPPENHEIMER GROWTH FUND

                                                Six Months                                                         Year
                                                     Ended                                                        Ended
                                         February 28, 2003                                                   August 31,
 Class B                                       (Unaudited)         2002        2001        2000        1999        1998
---------------------------------------------------------------------------------------------------------------------------

 Per Share Operating Data
 Net asset value, beginning of period              $ 22.80      $ 27.60     $ 59.55     $ 38.37     $ 30.54     $ 39.34
---------------------------------------------------------------------------------------------------------------------------
Income
(loss) from investment operations:

 Net investment income (loss)                         (.29)        (.54)       (.10)       (.21)       (.20)        .43
 Net realized and unrealized gain (loss)             (2.28)       (4.26)     (28.61)      24.22       11.32       (4.89)
                                                  -------------------------------------------------------------------------
 Total from investment operations                    (2.57)       (4.80)     (28.71)      24.01       11.12       (4.46)
---------------------------------------------------------------------------------------------------------------------------
Dividends
and/or distributions to shareholders:

 Dividends from net investment income                   --           --          --          --        (.21)       (.44)
 Distributions from net realized gain                   --           --       (3.24)      (2.83)      (3.08)      (3.90)
                                                  -------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                        --           --       (3.24)      (2.83)      (3.29)      (4.34)
---------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $20.23       $22.80      $27.60      $59.55      $38.37      $30.54
                                                  =========================================================================

---------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                 (11.27)%     (17.39)%    (50.26)%     65.82%      38.27%     (12.32)%

---------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period
 (in thousands)                                   $251,887     $317,725    $483,298    $996,000    $445,629    $330,442
---------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $287,195     $415,965    $692,159    $676,485    $410,058    $353,574
---------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income (loss)                        (1.55)%      (1.30)%     (0.31)%     (0.78)%     (0.58)%      1.08%
 Expenses                                             2.38%        2.08%       1.83%       1.78%       1.86%       1.81% 3
 Expenses, net of voluntary waiver
 of transfer agent fees and/or reduction
 to custodian expenses                                2.11%        2.08%       1.83%       1.78%       1.86%       1.81%
---------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                37%          60%         92%         49%        106%         34%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

15 | OPPENHEIMER GROWTH FUND

FINANCIAL HIGHLIGHTS  Continued

                                                Six Months                                                             Year
                                                     Ended                                                            Ended
                                         February 28, 2003                                                       August 31,
 Class C                                       (Unaudited)         2002        2001        2000         1999           1998
------------------------------------------------------------------------------------------------------------------------------

 Per Share Operating Data
 Net asset value, beginning of period              $ 23.18      $ 28.06     $ 60.48     $ 38.92      $ 30.93        $ 39.87
------------------------------------------------------------------------------------------------------------------------------
Income
(loss) from investment operations:

 Net investment income (loss)                         (.19)        (.43)       (.04)       (.09)        (.20)           .46
 Net realized and unrealized gain (loss)             (2.43)       (4.45)     (29.14)      24.48        11.47          (4.99)
                                                  ----------------------------------------------------------------------------
 Total from investment operations                    (2.62)       (4.88)     (29.18)      24.39        11.27          (4.53)
------------------------------------------------------------------------------------------------------------------------------
Dividends
and/or distributions to shareholders:

 Dividends from net investment income                   --           --          --          --         (.21)          (.51)
 Distributions from net realized gain                   --           --       (3.24)      (2.83)       (3.07)         (3.90)
                                                  ----------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                        --           --       (3.24)      (2.83)       (3.28)         (4.41)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $20.56       $23.18      $28.06      $60.48       $38.92         $30.93
                                                  ============================================================================

------------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                 (11.30)%     (17.39)%    (50.26)%     65.87%       38.28%        (12.33)%

------------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)          $64,896      $75,229    $102,144    $176,150      $57,970        $44,377
------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $71,164      $93,082    $133,823    $103,076      $53,501        $43,817
------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income (loss)                        (1.56)%      (1.31)%     (0.32)%     (0.77)%      (0.58)%         1.06%
 Expenses                                             2.29%        2.08%       1.84%       1.78%        1.86%          1.81% 3
 Expenses, net of voluntary waiver
 of transfer agent fees and/or reduction
 to custodian expenses                                2.12%        2.08%       1.84%       1.78%        1.86%          1.81%
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                37%          60%         92%         49%         106%            34%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

16 | OPPENHEIMER GROWTH FUND

                                                              Six Months                                          Year
                                                                   Ended                                         Ended
                                                       February 28, 2003                                    August 31,
 Class N                                                     (Unaudited)                   2002                 2001 1
-------------------------------------------------------------------------------------------------------------------------

 Per Share Operating Data
 Net asset value, beginning of period                             $23.99                 $29.13                 $35.39
-------------------------------------------------------------------------------------------------------------------------
Income
(loss) from investment operations:

 Net investment income (loss)                                        .08                   (.13) 2                (.01)
 Net realized and unrealized loss                                  (2.47)                 (4.78) 2               (6.25)
                                                                  -------------------------------------------------------
 Total from investment operations                                  (2.39)                 (4.91)                 (6.26)
-------------------------------------------------------------------------------------------------------------------------
Dividends
and/or distributions to shareholders:

 Dividends from net investment income                                 --                   (.23)                    --
 Distributions from net realized gain                                 --                     --                     --
                                                                  -------------------------------------------------------
 Total dividends and/or distributions to shareholders                 --                   (.23)                    --
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                   $21.60                 $23.99                 $29.13
                                                                  =======================================================

-------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 3                                (9.96)%               (17.00)%               (17.69)%

-------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                         $4,815                 $2,243                   $274
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                $3,413                 $1,623                   $ 70
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment income (loss)                                       0.83%                 (0.90)%                (0.33)%
 Expenses                                                           1.30%                  1.57%                  1.40%
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                              37%                    60%                    92%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

17 | OPPENHEIMER GROWTH FUND

FINANCIAL HIGHLIGHTS  Continued

                                                Six Months                                                        Year
                                                     Ended                                                       Ended
                                         February 28, 2003                                                  August 31,
 Class Y                                       (Unaudited)        2002         2001        2000        1999       1998
-------------------------------------------------------------------------------------------------------------------------

 Per Share Operating Data
 Net asset value, beginning of period              $ 24.24     $ 29.27      $ 62.33     $ 39.76     $ 31.54    $ 40.43
-------------------------------------------------------------------------------------------------------------------------
Income
(loss) from investment operations:

 Net investment income (loss)                         (.06)       (.06)         .28         .16         .18        .87
 Net realized and unrealized gain (loss)             (2.57)      (4.73)      (30.10)      25.37       11.69      (5.09)
                                                   ----------------------------------------------------------------------
 Total from investment operations                    (2.63)      (4.79)      (29.82)      25.53       11.87      (4.22)
-------------------------------------------------------------------------------------------------------------------------
Dividends
and/or distributions to shareholders:

 Dividends from net investment income                   --        (.24)          --        (.13)       (.58)      (.77)
 Distributions from net realized gain                   --          --        (3.24)      (2.83)      (3.07)     (3.90)
                                                   -------------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                        --        (.24)       (3.24)      (2.96)      (3.65)     (4.67)
-------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $21.61      $24.24       $29.27      $62.33      $39.76     $31.54
                                                   ======================================================================

-------------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                 (10.85)%    (16.50)%     (49.77)%     67.56%      39.74%    (11.38)%

-------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period
 (in thousands)                                    $56,027     $66,769     $ 88,284    $191,267    $ 93,936   $132,146
-------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $62,727     $81,127     $124,168    $134,650    $116,615   $135,098
-------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income (loss)                        (0.61)%     (0.25)%       0.67%       0.27%       0.65%      2.16%
 Expenses                                             1.29%       1.13%        0.86%       0.73%       0.80%      0.71% 3
 Expenses, net of voluntary waiver of
 transfer agent fees and/or reduction
 to custodian expenses                                1.16%       1.02%        0.86%       0.73%       0.80%      0.71%
-------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                37%         60%          92%         49%        106%        34%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

18  | OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited

--------------------------------------------------------------------------------
 1. Significant Accounting Policies

Oppenheimer Growth Fund (the Fund) is registered under the Investment Company
Act of 1940, as amended, as an open-end management investment company. The
Fund&'s investment objective is to seek capital appreciation. The
Fund&'s investment advisor is OppenheimerFunds, Inc. (the Manager).

The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge
(CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------

Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund&'s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities
(including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term money market type; debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market
value).

--------------------------------------------------------------------------------
 Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

19  | OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued

Joint Repurchase Agreements. The Fund, along with other affiliated funds of the
Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that
class.

--------------------------------------------------------------------------------

Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.
Therefore, no federal income or excise tax provision is
required.

As of February 28, 2003, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of $881,418,187. This estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules for the current fiscal year and is increased or decreased by capital losses or gains realized in the first six months of the current fiscal
year.

As of August 31, 2002, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

                              Expiring
                              -----------------------------------------
                              2009                         $ 50,983,636
                              2010                          391,696,099
                                                           ------------
                              Total                        $442,679,735
                                                           ============

--------------------------------------------------------------------------------

Trustees Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended February 28, 2003, the Fund's projected benefit obligations were increased by $20,670 and payments of $15,659 were made to retired trustees, resulting in an accumulated liability of $407,768 as of
February 28, 2003.

20 | OPPENHEIMER GROWTH FUND

The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is invested by the Fund in the fund(s) selected by the trustee. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per
share.

--------------------------------------------------------------------------------

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the six months ended February 28,
2003 and the year ended August 31, 2002 was as follows:

                                      Six Months Ended         Year Ended
                                     February 28, 2003    August 31, 2002
         ----------------------------------------------------------------
         Distributions paid from:
         Ordinary income                           $--         $7,926,306
         Long-term capital gain                     --                 --
         Return of capital                          --                 --
                                                   ----------------------
         Total                                     $--         $7,926,306
                                                   ======================

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date.
 Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

21  | OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                           Six Months Ended February 28, 2003                   Year Ended August 31, 2002
                                              Shares                   Amount                 Shares                Amount
----------------------------------------------------------------------------------------------------------------------------

 Class A
 Sold                                      3,098,123            $  71,547,455              6,933,882         $ 195,310,273
 Dividends and/or
 distributions reinvested                         --                       --                229,470             6,758,016
 Redeemed                                 (5,629,097)            (128,688,816)           (11,867,029)         (326,404,857)
                                         -----------------------------------------------------------------------------------
 Net decrease                             (2,530,974)           $ (57,141,361)            (4,703,677)        $(124,336,568)
                                         ===================================================================================

----------------------------------------------------------------------------------------------------------------------------
 Class B
 Sold                                      1,250,259            $  27,229,356              2,659,840         $  70,453,666
 Dividends and/or
 distributions reinvested                         --                       --                     --                    --
 Redeemed                                 (2,733,887)             (59,009,191)            (6,235,475)         (162,752,916)
                                         -----------------------------------------------------------------------------------
 Net decrease                             (1,483,628)           $ (31,779,835)            (3,575,635)        $ (92,299,250)
                                         ===================================================================================

----------------------------------------------------------------------------------------------------------------------------
 Class C
 Sold                                        471,508            $  10,445,584              1,099,282         $  29,093,790
 Dividends and/or
 distributions reinvested                         --                       --                     --                    --
 Redeemed                                   (561,294)             (12,267,778)            (1,493,796)          (39,139,584)
                                         -----------------------------------------------------------------------------------
 Net decrease                                (89,786)           $  (1,822,194)              (394,514)        $ (10,045,794)
                                         ===================================================================================

----------------------------------------------------------------------------------------------------------------------------
 Class N
 Sold                                        152,473            $   3,519,753                140,675         $   3,970,419
 Dividends and/or
 distributions reinvested                         --                       --                    268                 7,845
 Redeemed                                    (23,074)                (532,918)               (56,863)           (1,607,274)
                                         -----------------------------------------------------------------------------------
 Net increase                                129,399            $   2,986,835                 84,080         $   2,370,990
                                         ===================================================================================

----------------------------------------------------------------------------------------------------------------------------
 Class Y
 Sold                                        400,205            $   9,235,795                877,421         $  24,490,320
 Dividends and/or
 distributions reinvested                         --                       --                 24,235               713,722
 Redeemed                                   (561,699)             (12,949,323)            (1,162,874)          (31,902,458)
                                         -----------------------------------------------------------------------------------
 Net decrease                               (161,494)           $  (3,713,528)              (261,218)        $  (6,698,416)
                                         ===================================================================================

--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended February 28, 2003, were
$502,286,213 and $471,181,242, respectively.

22 | OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first
$200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60%
of the next $700 million, 0.58% of the next $1.0 billion, 0.56% of the next $2.0 billion, and 0.54% of the average annual net assets in excess of $4.5 billion.

--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund. The
 Fund pays OFS a $19.75 per account fee.

Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes.
This undertaking may be amended or withdrawn at any
time.

--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's
 Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the
 Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                         Aggregate             Class A          Concessions        Concessions      Concessions       Concessions
                         Front-End           Front-End           on Class A         on Class B       on Class C        on Class N
                     Sales Charges       Sales Charges               Shares             Shares           Shares            Shares
 Six Months             on Class A         Retained by          Advanced by        Advanced by      Advanced by       Advanced by
 Ended                      Shares         Distributor        Distributor 1      Distributor 1    Distributor 1     Distributor 1
---------------------------------------------------------------------------------------------------------------------------------

 February 28, 2003        $903,856            $247,974              $71,910           $778,881          $67,206           $28,728

 1. The Distributor advances concession payments to dealers for certain sales of
 Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                 Class A              Class B                 Class C               Class N
                              Contingent           Contingent              Contingent            Contingent
                                Deferred             Deferred                Deferred              Deferred
                           Sales Charges        Sales Charges           Sales Charges         Sales Charges
                             Retained by          Retained by             Retained by           Retained by
 Six Months Ended            Distributor          Distributor             Distributor           Distributor
-----------------------------------------------------------------------------------------------------------

 February 28, 2003                $8,411             $568,192                 $10,447                 3,271

--------------------------------------------------------------------------------

Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A
Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Class A shares of the Fund. For the six months ended February 28, 2003, payments under the Class A Plan totaled $1,258,843, all

23 | OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates Continued

of which were paid by the Distributor to recipients, and included $58,681 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted
Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of
0.75% per year on Class B shares and on Class C shares and the Fund pays the
Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the six months ended February 28, 2003, were as follows:

                                                                                                      Distributor's
                                                                           Distributor's                  Aggregate
                                                                               Aggregate               Unreimbursed
                                                                            Unreimbursed              Expenses as %
                        Total Payments         Amount Retained                  Expenses              of Net Assets
                            Under Plan          by Distributor                Under Plan                   of Class
-------------------------------------------------------------------------------------------------------------------

 Class B Plan               $1,425,624              $1,116,951               $10,717,921                      4.26%
 Class C Plan                  353,179                  76,346                 1,677,745                      2.59
 Class N Plan                    8,427                   7,080                    79,451                      1.65

--------------------------------------------------------------------------------
 5. Bank Borrowings
 The Fund had the ability to borrow from a bank for temporary or emergency purposes provided asset coverage for borrowings exceeded 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit with a bank. Under that unsecured line of credit, interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus
 0.45%. Under that credit facility, the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum. The credit facility was terminated on November 12,
 2002.
    The Fund had no borrowings through November 12, 2002.

   Oppenheimer Growth Fund
                 Supplement dated July 18, 2003 to the
   Statement of Additional Information dated October 23, 2002 revised
                           February 12, 2003

The Statement of Additional Information is changed as follows:

1.    The   section   captioned   "Board  of  Trustees   and   Oversight
    Committees" on page 23 is hereby deleted and replaced as follows:

    Board of Trustees and Oversight Committees. The Fund is
    governed by a Board of Trustees, which is responsible for
    protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may
    hold shareholder meetings from time to time on important
    matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the
    Fund's Declaration of Trust.

      The Board of Trustees has an Audit Committee, a Study
    Committee, a Governance Committee, and a Proxy Committee.
    The Audit Committee is comprised solely of Independent
    Trustees.  The members of the Audit Committee are Edward
    Regan (Chairman), Kenneth Randall and Russell Reynolds. The
    Audit Committee held five meetings during the Fund's fiscal year ended August 31, 2002. The Audit Committee provides the
    Board with recommendations regarding the selection of the
    Fund's independent auditor. The Audit Committee also reviews the scope and results of audits and the audit fees charged, reviews reports from the Fund's independent auditor
    concerning the Fund's internal accounting procedures, and
    controls and reviews reports of the Manager's internal
    auditor, among other duties as set forth in the Committee's charter.

      The members of the Study Committee are Robert Galli
    (Chairman), Joel Motley and Phillip Griffiths. The Study
    Committee held eight meetings during the Fund's fiscal year ended August 31, 2002. The Study Committee evaluates and
    reports to the Board on the Fund's contractual arrangements, including the Investment Advisory and Distribution
    Agreements, transfer and shareholder service agreements and custodian agreements as well as the policies and procedures adopted by the Fund to comply with the Investment Company Act and other applicable law, among other duties as set forth in the Committee's charter.

      The members of the Governance Committee are Elizabeth
    Moynihan (Chairman), Joel Motley, Phillip Griffiths and
    Kenneth Randall. The Governance Committee did not hold a
    meeting during the Fund's fiscal year ended August 31, 2002.
    The Governance Committee reviews the Fund's governance
    guidelines, the adequacy of the Fund's Codes of Ethics, and develops qualification criteria for Board members consistent with the Fund's governance guidelines, among other duties set forth in the Committee's charter.

      The members of the Proxy Committee are Edward Regan
    (Chairman), Russell Reynolds and John Murphy.  The Proxy
    Committee held one meeting during the Fund's fiscal year
    ended August 31, 2002.  The Proxy Committee provides the
    Board with recommendations for proxy voting and monitors
    proxy voting by the Fund.

2.    Effective  March 31,  2003,  Mr.  Benjamin  Lipstein  retired as a
   Trustee.  Therefore,  the  Statement  of  Additional  Information  is
   revised by deleting the biography for Mr. Lipstein on page 25.

3.    In the  Trustee  compensation  table on pages 29 and 30, the title of "Chairman"  is added after Mr.  Yeutter's  name. In addition,  the following footnote is added following Mr. Lipstein's name:

7.    Effective January 1, 2003,  Clayton Yeutter became Chairman of the
               Board  of  Trustees/Directors  of the  Board  I
               Funds  upon  the   retirement   of  Leon  Levy.
               Effective   March  31,   2003,   Mr.   Lipstein
               retired as a Trustee.

July 18, 2003                                           PX0270.010

Oppenheimer Growth Fund
------------------------------------------------------------
------------------------------------------------------------

6803 South Tucson Way, Centennial, Colorado 80112
1.800.225.5677

Statement of Additional Information dated October 23, 2002 revised February 12,
2003

This Statement of Additional Information is not a
Prospectus. This document contains additional information
about the Fund and supplements information in the
Prospectus dated October 23, 2002.  It should be read
together with the Prospectus.  You can obtain the
Prospectus by writing to the Fund's Transfer Agent,
OppenheimerFunds Services, at P.O. Box 5270, Denver,
Colorado 80217, or by calling the Transfer Agent at the
toll-free number shown above, or by downloading it from the
OppenheimerFunds Internet website at
www.oppenheimerfunds.com.

Contents
                                                                        Page
About the Fund
Additional  Information About the Fund's Investment Policies

About Your Account

Financial Information About the Fund

 -------------------------------------------------------------------------------
 ABOUT THE FUND
 -------------------------------------------------------------------------------

Additional  Information About the Fund's Investment Policies
and Risks

      The investment objective, the principal investment
policies and the main risks of the Fund are described in
the Prospectus. This Statement of Additional Information
contains supplemental information about those policies and
risks and the types of securities that the Fund's
investment Manager, OppenheimerFunds, Inc. (the "Manager"),
can select for the Fund. Additional information is also
provided about the strategies that the Fund may use to try
to achieve its objective.

The Fund's Investment Policies. The composition of the
Fund's portfolio and the techniques and strategies that the
Fund's Manager may use in selecting portfolio securities
will vary over time. The Fund is not required to use all of
the investment techniques and strategies described below at
all times in seeking its goal. It may use some of the
special investment techniques and strategies at some times
or not at all.

      |X| Cyclical Opportunities. The Fund might also seek
to take advantage of changes in the business cycle by
investing in companies that are sensitive to those changes
if the Manager believes they have growth potential. For
example, when the economy is expanding, companies in the
consumer durable and technology sectors might benefit and
offer long-term growth opportunities. Other cyclical
industries include insurance, for example. The fund focuses
on seeking growth over the long term, but could seek to
take tactical advantage of short-term market movements or
events affecting particular issuers or industries.

      |X| Investments in Equity Securities. The Fund
focuses its investments in equity securities of mid-cap
issuers (having market capitalizations between $2 billion
and $11.5 billion) and large-cap issuers (having market
capitalizations greater than $11.5 billion). At times, the
market may favor or disfavor securities of issuers of a
particular capitalization range. Therefore the Fund may
focus its equity investments in securities of large cap or
mid cap issuers, or a combination of the two capitalization
ranges, based upon the Manager's judgment of where are the
best market opportunities to seek the Fund's objective.
Current income is not a criterion used to select portfolio
securities.

      The Fund can also invest in securities of small cap
issuers (having market capitalizations of less than $1
billion). Securities of small capitalization issuers may be
subject to greater price volatility in general than
securities of large-cap and mid-cap companies. Therefore,
to the degree that the Fund has investments in smaller
capitalization companies at times of market volatility, the
Fund's share price may fluctuate more. As noted below, the
Fund limits such investments in unseasoned small cap
issuers.

o     Convertible Securities. While convertible securities
are a form of debt security in many cases, their conversion
feature (allowing conversion into equity securities) causes
them to be regarded by the Manager more as "equity
equivalents." As a result, the rating assigned to the
security has less impact on the Manager's investment
decision with respect to convertible securities than in the
case of non-convertible fixed income securities.

      The value of a convertible security is a function of
its "investment value" and its "conversion value."  If the
investment value exceeds the conversion value, the security
will behave more like a debt security and the security's
price will likely increase when interest rates fall and
decrease when interest rates rise.  If the conversion value
exceeds the investment value, the security will behave more
like an equity security. In that case it will likely sell
at a premium over its conversion value and its price will
tend to fluctuate directly with the price of the underlying
security.

            To determine whether convertible securities
should be regarded as "equity equivalents," the Manager
examines the following factors:

(1)   whether, at the option of the investor, the
               convertible security can be exchanged for a
               fixed number of shares of common stock of
               the issuer,
(2)   whether the issuer of the convertible securities has
               restated its earnings per share of common
               stock on a fully diluted basis (considering
               the effect of conversion of the convertible
               securities), and
(3)   the extent to which the convertible security may be a
               defensive "equity substitute," providing the
               ability to participate in any appreciation
               in the price of the issuer's common stock.

      |X| Foreign Securities. The Fund can purchase equity
securities issued or guaranteed by foreign companies or
debt securities issued by foreign governments. "Foreign
securities" include equity and debt securities of companies
organized under the laws of countries other than the United
States and debt securities issued by foreign governments
and their agencies. They may be traded on foreign
securities exchanges or in the foreign over-the-counter
markets.

      Securities of foreign issuers that are represented by
American Depository Receipts or that are listed on a U.S.
securities exchange or traded in the U.S. over-the-counter
markets are not considered "foreign securities" for the
purpose of the Fund's investment allocations. That is
because they are not subject to many of the special
considerations and risks, discussed below, that apply to
foreign securities traded and held abroad.

      Investing in foreign securities offers potential
benefits not available from investing solely in securities
of domestic issuers. They include the opportunity to invest
in foreign issuers that appear to offer growth potential,
or in foreign countries with economic policies or business
cycles different from those of the U.S., or to reduce
fluctuations in portfolio value by taking advantage of
foreign stock markets that do not move in a manner parallel
to U.S. markets. The Fund will hold foreign currency only
in connection with the purchase or sale of foreign
securities.

o     Risks of Foreign Investing. Investments in foreign
securities may offer special opportunities for investing
but also present special additional risks and
considerations not typically associated with investments in
domestic securities. Some of these additional risks are:

o     reduction of income by foreign taxes;
o     fluctuation in value of foreign investments due to
         changes in currency rates or currency control
         regulations (for example, currency blockage);
o     transaction charges for currency exchange;
o      lack of public information about foreign issuers;
o     lack of uniform accounting, auditing and financial
         reporting standards in foreign countries
         comparable to those applicable to domestic
         issuers;
o     less volume on foreign exchanges than on U.S.
         exchanges;
o     greater volatility and less liquidity on foreign
         markets than in the U.S.;
o     less governmental regulation of foreign issuers,
         stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased risks of delays in settlement of portfolio
         transactions or loss of certificates for portfolio
         securities;
o     possibilities in some countries of expropriation,
         confiscatory taxation, political, financial or
         social instability or adverse diplomatic
         developments; and
o     unfavorable differences between the U.S. economy and
         foreign economies.

      In the past, U.S. government policies have
discouraged certain investments abroad by U.S. investors,
through taxation or other restrictions, and it is possible
that such restrictions could be re-imposed.

      |X| Portfolio Turnover. "Portfolio turnover"
describes the rate at which the Fund traded its portfolio
securities during its last fiscal year. For example, if a
fund sold all of its securities during the year, its
portfolio turnover rate would have been 100%. The Fund's
portfolio turnover rate will fluctuate from year to year,
although the Fund might have a portfolio turnover rate of
more than 100% annually. Increased portfolio turnover
creates higher brokerage and transaction costs for the
Fund, which could reduce its overall performance.
Additionally, the realization of capital gains from selling
portfolio securities may result in distributions of taxable
long-term capital gains to shareholders, since the Fund
will normally distribute all of its capital gains realized
each year, to avoid excise taxes under the Internal Revenue
Code.

Other Investment Techniques and Strategies. In seeking its
objective, the Fund may from time to time employ the types
of investment strategies and investments described below.
It is not required to use all of these strategies at all
times, and at times may not use them.

      |X| Investing in Small, Unseasoned Companies. The
Fund can invest in securities of small, unseasoned
companies. These are companies that have been in operation
for less than three years, including the operations of any
predecessors. Securities of these companies may be subject
to volatility in their prices. They may have a limited
trading market, which may adversely affect the Fund's
ability to dispose of them and can reduce the price the
Fund might be able to obtain for them. Other investors that
own a security issued by a small, unseasoned issuer for
which there is limited liquidity might trade the security
when the Fund is attempting to dispose of its holdings of
that security. In that case the Fund might receive a lower
price for its holdings than might otherwise be obtained.

      As a fundamental policy, the Fund cannot make an
investment that will result in more than 15% of the Fund's
total assets being invested in the securities of small,
unseasoned companies. The Fund currently intends to invest
no more than 5% of its net assets in those securities.

      |X| Repurchase Agreements. The Fund can acquire
securities subject to repurchase agreements. It may do so
for liquidity purposes to meet anticipated redemptions of
Fund shares, or pending the investment of the proceeds from
sales of Fund shares, or pending the settlement of
portfolio securities transactions, or for temporary
defensive purposes, as described below.

      In a repurchase transaction, the Fund buys a security
from, and simultaneously resells it to, an approved vendor
for delivery on an agreed-upon future date. The resale
price exceeds the purchase price by an amount that reflects
an agreed-upon interest rate effective for the period
during which the repurchase agreement is in effect.
Approved vendors include U.S. commercial banks, U.S.
branches of foreign banks, or broker-dealers that have been
designated as primary dealers in government securities.
They must meet credit requirements set by the Manager from
time to time.

      The majority of these transactions run from day to
day, and delivery pursuant to the resale typically occurs
within one to five days of the purchase. Repurchase
agreements having a maturity beyond seven days are subject
to the Fund's limits on holding illiquid investments. The
Fund will not enter into a repurchase agreement that causes
more than 10% of its net assets to be subject to repurchase
agreements having a maturity beyond seven days. There is no
limit on the amount of the Fund's net assets that may be
subject to repurchase agreements having maturities of seven
days or less.

      Repurchase agreements, considered "loans" under the
Investment Company Act, are collateralized by the
underlying security. The Fund's repurchase agreements
require that at all times while the repurchase agreement is
in effect, the value of the collateral must equal or exceed
the repurchase price to fully collateralize the repayment
obligation. However, if the vendor fails to pay the resale
price on the delivery date, the Fund may incur costs in
disposing of the collateral and may experience losses if
there is any delay in its ability to do so. The Manager
will impose creditworthiness requirements to confirm that
the vendor is financially sound and will continuously
monitor the collateral's value.

      Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with
other affiliated entities managed by the Manager, may
transfer uninvested cash balances into one or more joint
repurchase accounts. These balances are invested in one or
more repurchase agreements, secured by U.S. government
securities. Securities that are pledged as collateral for
repurchase agreements are held by a custodian bank until
the agreements mature. Each joint repurchase arrangement
requires that the market value of the collateral be
sufficient to cover payments of interest and principal;
however, in the event of default by the other party to the
agreement, retention or sale of the collateral may be
subject to legal proceedings.

      |X| Illiquid and Restricted Securities. Under the
policies and procedures established by the Fund's Board of
Trustees, the Manager determines the liquidity of certain
of the Fund's investments. To enable the Fund to sell its
holdings of a restricted security not registered under the
Securities Act of 1933, the Fund may have to cause those
securities to be registered. The expenses of registering
restricted securities may be negotiated by the Fund with
the issuer at the time the Fund buys the securities. When
the Fund must arrange registration because the Fund
wishes to sell the security, a considerable period may
elapse between the time the decision is made to sell the
security and the time the security is registered so that
the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

      The Fund may also acquire restricted securities
through private placements. Those securities have
contractual restrictions on their public resale. Those
restrictions might limit the Fund's ability to dispose of
the securities and might lower the amount the Fund could
realize upon the sale.

      The Fund has limitations that apply to purchases of
restricted securities, as stated in the Prospectus. Those
percentage restrictions do not limit purchases of
restricted securities that are eligible for sale to
qualified institutional purchasers under Rule 144A of the
Securities Act of 1933, if those securities have been
determined to be liquid by the Manager under Board-approved
guidelines. Those guidelines take into account the trading
activity for such securities and the availability of
reliable pricing information, among other factors. If there
is a lack of trading interest in a particular Rule 144A
security, the Fund's holdings of that security may be
considered to be illiquid.

      Illiquid securities include repurchase agreements
maturing in more than seven days and participation
interests that do not have puts exercisable within seven
days.

      |X| Loans of Portfolio Securities. To raise cash for
liquidity purposes, the Fund can lend its portfolio
securities to brokers, dealers and other types of financial
institutions approved by the Fund's Board of Trustees.
These loans are limited to not more than 25% of the value
of the Fund's total assets. The Fund currently does not
intend to engage in loans of securities in the coming year,
but if it does so, such loans will not likely exceed 5% of
the Fund's total assets.

      There are some risks in connection with securities
lending. The Fund might experience a delay in receiving
additional collateral to secure a loan, or a delay in
recovery of the loaned securities if the borrower defaults.
The Fund must receive collateral for a loan. Under current
applicable regulatory requirements (which are subject to
change), on each business day the loan collateral must be
at least equal to the value of the loaned securities. It
must consist of cash, bank letters of credit, securities of
the U.S. government or its agencies or instrumentalities,
or other cash equivalents in which the Fund is permitted to
invest. To be acceptable as collateral, letters of credit
must obligate a bank to pay amounts demanded by the Fund if
the demand meets the terms of the letter. The terms of the
letter of credit and the issuing bank both must be
satisfactory to the Fund.

      When it lends securities, the Fund receives amounts
equal to the dividends or interest on loaned securities. It
also receives one or more of (a) negotiated loan fees, (b)
interest on securities used as collateral, and (c) interest
on any short-term debt securities purchased with such loan
collateral. Either type of interest may be shared with the
borrower. The Fund may also pay reasonable finder's,
custodian and administrative fees in connection with these
loans. The terms of the Fund's loans must meet applicable
tests under the Internal Revenue Code and must permit the
Fund to reacquire loaned securities on five days' notice or
in time to vote on any important matter.

      |X| Borrowing for Leverage. As a fundamental
investment policy, the Fund may not borrow money, except to
the extent permitted under the Investment Company Act of
1940, (the "Investment Company Act") the rules or
regulations thereunder or any exemption therefrom that is
applicable to the Fund, as such statute, rules or
regulations may be amended or interpreted
from time to time. Currently, under the Investment Company
Act, a mutual fund may borrow only from banks and the
maximum amount it may borrow is up to one-third of its
total assets (including the amount borrowed).  The Fund may
borrow up to 5% of its total assets for temporary purposes
from any person. Under the Investment Company Act, there is
a rebuttable presumption that a loan is temporary if it is
repaid within 60 days and not extended or renewed. If the
value of the Fund's assets fails to meet this 300% asset
coverage requirement, the Fund will reduce its bank debt
within three days to meet the requirement. To do so the
Fund might have to sell a portion of its investments at a
disadvantageous time.

      The Fund will pay interest on these loans, and that
interest expense will raise the overall expenses of the
Fund and reduce its returns. If it does borrow, its
expenses will be greater than comparable funds that do not
borrow for leverage. Additionally, the Fund's net asset
value per share might fluctuate more than that of funds
that do not borrow. Currently, the Fund does not
contemplate using this technique, but if it does so, it
will not likely do so to a substantial degree.

Interfund Borrowing and Lending Arrangements. Consistent
with its fundamental policies and pursuant to an exemptive
order issued by the Securities and Exchange Commission
("SEC"), the Fund may engage in borrowing and lending
activities with other funds in the OppenheimerFunds
complex. Borrowing money from affiliated funds may afford
the Fund the flexibility to use the most cost-effective
alternative to satisfy its borrowing requirements. Lending
money to an affiliated fund may allow the Fund to obtain a
higher rate of return than it could from interest rates on
alternative short-term investments.  Implementation of
interfund lending will be accomplished consistent with
applicable regulatory requirements, including the
provisions of the SEC order.

o     Interfund Borrowing. The Fund will not borrow from
affiliated funds unless the terms of the borrowing
arrangement are at least as favorable as the terms the Fund
could otherwise negotiate with a third party.  To assure
that the Fund will not be disadvantaged by borrowing from
an affiliated fund, certain safeguards may be implemented.
Examples of these safeguards include the following:
o     the Fund will not borrow money from affiliated funds
               unless the interest rate is more favorable
               than available bank loan rates;
o     the Fund's borrowing from affiliated funds must be
               consistent with its investment objective and
               investment policies;
o     the loan rates will be the average of the overnight
               repurchase agreement rate available through
               the OppenheimerFunds joint repurchase
               agreement account and  a pre-established
               formula based on quotations from independent
               banks to approximate the lowest interest
               rate at which bank loans would be available
               to the Fund;
o     if the Fund has outstanding borrowings from all
               sources greater than 10% of its total
               assets, then the Fund must secure each
               additional outstanding interfund loan by
               segregating liquid assets of the Fund as
               collateral;
o            the Fund cannot borrow from an affiliated fund
               in excess of 125% of its total redemptions
               for the preceding seven days;
o     each interfund loan may be repaid on any day by the
               Fund; and
o     the Trustees will be provided with a report of all
               interfund loans and the Trustees will
               monitor all such borrowings to ensure that
               the Fund's participation is appropriate.

      There is a risk that a borrowing fund could have a
loan called on one day's notice.  In that circumstance, the
Fund might have to borrow from a bank at a higher interest
cost if money to lend were not available from another
Oppenheimer fund.

o     Interfund Lending. To assure that the Fund will not
be disadvantaged by making loans to affiliated funds,
certain safeguards will be implemented. Examples of these
safeguards include the following:

o     the Fund will not lend money to affiliated funds
               unless the interest rate on such loan is
               determined to be reasonable under the
               circumstances;
o     the Fund may not make interfund loans in excess of
               15% of its net assets;
o     an interfund loan to any one affiliated fund shall
               not exceed 5% of the Fund's net assets;
o     an interfund loan may not be outstanding for more
               than seven days;
o     each interfund loan may be called on one business
               day's notice; and
o     the Manager will provide the Trustees reports on all
               interfund loans demonstrating that the
               Fund's participation is appropriate and that
               the loan is consistent with its investment
               objectives and policies.

      When the  Fund  lends  assets  to  another  affiliated
fund,  the Fund is subject to the credit that the  borrowing fund fails to repay the loan.

      |X| Derivatives. The Fund can invest in a variety of
derivative investments to seek income for liquidity needs
or for hedging purposes. Some derivative investments the
Fund can use are the hedging instruments described below in
this Statement of Additional Information. However, the Fund
does not use, and does not currently contemplate using,
derivatives or hedging instruments to a significant degree.

      Some of the derivative investments the Fund can use
include debt exchangeable for common stock of an issuer or
"equity-linked debt securities" of an issuer. At maturity,
the debt security is exchanged for common stock of the
issuer or it is payable in an amount based on the price of
the issuer's common stock at the time of maturity. Both
alternatives present a risk that the amount payable at
maturity will be less than the principal amount of the debt
because the price of the issuer's common stock may not be
as high as the Manager expected.

      |X| Hedging. Although the Fund does not anticipate
the extensive use of hedging instruments, the Fund can use
hedging instruments. To attempt to protect against declines
in the market value of the Fund's portfolio, to permit the
Fund to retain unrealized gains in the value of portfolio
securities which have appreciated, or to facilitate selling
securities for investment reasons, the Fund could:
o     sell futures contracts,
o     buy puts on such futures or on securities, or
o     write covered calls on securities or futures. Covered
         calls may also be used to increase the Fund's
         income, but the Manager does not expect to engage
         extensively in that practice.

      The Fund can use hedging to establish a position in
the securities market as a temporary substitute for
purchasing particular securities. In that case the Fund
would normally seek to purchase the securities and then
terminate that hedging position. The Fund might also use
this type of hedge to attempt to protect against the
possibility that its portfolio securities would not be
fully included in a rise in value of the market. To do so
the Fund could:
o     buy futures, or
o     buy calls on such futures or on securities.

      The Fund's strategy of hedging with futures and
options on futures will be incidental to the Fund's
activities in the underlying cash market. The particular
hedging instruments the Fund can use are described below.
The Fund may employ new hedging instruments and strategies
when they are developed, if those investment methods are
consistent with the Fund's investment objective and are
permissible under applicable regulations governing the
Fund.

o     Futures. The Fund may buy and sell futures contracts
that relate to (1) broadly-based stock indices (these are
referred to as "stock index futures"), (2) an individual
stock ("single stock futures"), (3) other broadly-based
securities indices (these are referred to as "financial
futures") and (4) foreign currencies (these are referred to
as "forward contracts").

      A broadly-based stock index is used as the basis for
trading stock index futures. They may in some cases be
based on stocks of issuers in a particular industry or
group of industries. A stock index assigns relative values
to the common stocks included in the index and its value
fluctuates in response to the changes in value of the
underlying stocks. A stock index cannot be purchased or
sold directly. Financial futures are similar contracts
based on the future value of the basket of securities that
comprise the index. These contracts obligate the seller to
deliver, and the purchaser to take, cash to settle the
futures transaction. There is no delivery made of the
underlying securities to settle the futures obligation.
Either party may also settle the transaction by entering
into an offsetting contract.

      A single stock future obligates the seller to deliver
(and the purchaser to take) cash or a specified equity
security to settle the futures transaction.  Either party
could also enter into an offsetting contract to close out
the position.  Single stock futures trade on a very limited
number of exchanges, with contracts typically not fungible
among the exchanges.

      No payment is paid or received by the Fund on the
purchase or sale of a future. Upon entering into a futures
transaction, the Fund will be required to deposit an
initial margin payment with the futures commission merchant
(the "futures broker"). Initial margin payments will be
deposited with the Fund's custodian bank in an account
registered in the futures broker's name. However, the
futures broker can gain access to that account only under
specified conditions. As the future is marked to market
(that is, its value on the Fund's books is changed) to
reflect changes in its market value, subsequent margin
payments, called variation margin, will be paid to or by
the futures broker daily.

      At any time prior to expiration of the future, the
Fund may elect to close out its position by taking an
opposite position, at which time a final determination of
variation margin is made and any additional cash must be
paid by or released to the Fund. Any loss or gain on the
future is then realized by the Fund for tax purposes. All
futures transactions (except forward contracts) are
effected through a clearinghouse associated with the
exchange on which the contracts are traded.

o     Put and Call Options. The Fund can buy and sell
certain kinds of put options ("puts") and call options
("calls"). The Fund can buy and sell exchange-traded and
over-the-counter put and call options, including index
options, securities options, currency options, options on
commodity indices, and options on the other types of
futures described above.

            o Writing Covered Call Options. The Fund can
write (that is, sell) covered calls. If the Fund sells a
call option, it must be covered. That means the Fund must
own the security subject to the call while the call is
outstanding, or, for certain types of calls, the call may
be
covered by segregating liquid assets to enable the Fund to
satisfy its obligations if the call is exercised. Up to 25%
of the Fund's total assets may be subject to calls the Fund
writes.

      When the Fund writes a call on a security, it
receives cash (a premium). The Fund agrees to sell the
underlying security to a purchaser of a corresponding call
on the same security during the call period at a fixed
exercise price regardless of market price changes during
the call period. The call period is usually not more than
nine months. The exercise price may differ from the market
price of the underlying security. The Fund has the risk of
loss that the price of the underlying security may decline
during the call period. That risk may be offset to some
extent by the premium the Fund receives. If the value of
the investment does not rise above the call price, it is
likely that the call will lapse without being exercised. In
that case the Fund would keep the cash premium and the
investment.

      When the Fund writes a call on an index, it receives
cash (a premium). If the buyer of the call exercises it,
the Fund will pay an amount of cash equal to the difference
between the closing price of the call and the exercise
price, multiplied by a specified multiple that determines
the total value of the call for each point of difference.
If the value of the underlying investment does not rise
above the call price, it is likely that the call will lapse
without being exercised. In that case, the Fund would keep
the cash premium.

      The Fund's custodian, or a securities depository
acting for the custodian, will act as the Fund's escrow
agent, through the facilities of the Options Clearing
Corporation ("OCC"), as to the investments on which the Fund has written calls traded on exchanges or as to other acceptable escrow securities.
In that way, no margin will be required for such
transactions. OCC will release the securities on the
expiration of the option or when the Fund enters into a
closing transaction.

      When the Fund writes an over-the-counter ("OTC")
option, it will enter into an arrangement with a primary
U.S. government securities dealer which will establish a
formula price at which the Fund will have the absolute
right to repurchase that OTC option. The formula price will
generally be based on a multiple of the premium received
for the option, plus the amount by which the option is
exercisable below the market price of the underlying
security (that is, the option is "in the money"). When the
Fund writes an OTC option, it will treat as illiquid (for
purposes of its restriction on holding illiquid securities)
the mark-to-market value of any OTC option it holds, unless
the option is subject to a buy-back agreement by the
executing broker.

      To terminate its obligation on a call it has written,
the Fund may purchase a corresponding call in a "closing
purchase transaction." The Fund will then realize a profit
or loss, depending upon whether the net of the amount of
the option transaction costs and the premium received on
the call the Fund wrote is more or less than the price of
the call the Fund purchases to close out the transaction.
The Fund may realize a profit if the call expires
unexercised, because the Fund will retain the underlying
security and the premium it received when it wrote the
call. Any such profits are considered short-term capital
gains for federal income tax purposes, as are the premiums
on lapsed calls. When distributed by the Fund they are
taxable as ordinary income. If the Fund cannot effect a
closing purchase transaction due to the lack of a market,
it will have to hold the callable securities until the call
expires or is exercised.

      The Fund may also write calls on a futures contract
without owning the futures contract or securities
deliverable under the contract. To do so, at the time the
call is written, the Fund must cover the call by
identifying on its books an equivalent dollar amount of
liquid assets. The Fund will identify additional liquid
assets if the value of the identified assets drops below
100%
of the current value of the future. Because of this
segregation requirement, in no circumstances would the
Fund's receipt of an exercise notice as to that future
require the Fund to deliver a futures contract. It would
simply put the Fund in a short futures position, which is
permitted by the Fund's hedging policies.

            o Writing Put Options. The Fund can sell put
options. A put option on securities gives the purchaser the
right to sell, and the writer the obligation to buy, the
underlying investment at the exercise price during the
option period. The Fund will not write puts if, as a
result, more than 25% of the Fund's net assets would be
required to be identified to cover such put options.

      If the Fund writes a put, the put must be covered by
identified liquid assets. The premium the Fund receives
from writing a put represents a profit, as long as the
price of the underlying investment remains equal to or
above the exercise price of the put. However, the Fund also
assumes the obligation during the option period to buy the
underlying investment from the buyer of the put at the
exercise price, even if the value of the investment falls
below the exercise price. If a put the Fund has written
expires unexercised, the Fund realizes a gain in the amount
of the premium less the transaction costs incurred. If the
put is exercised, the Fund must fulfill its
obligation to purchase the underlying investment at the
exercise price. That price will usually exceed the market
value of the investment at that time. In that case, the
Fund may incur a loss if it sells the underlying
investment. That loss will be equal to the sum of the sale
price of the underlying investment and the premium received
minus the sum of the exercise price and any transaction
costs the Fund incurred.

      When writing a put option on a security, to secure
its obligation to pay for the underlying security the Fund
will identify liquid assets with a value equal to or
greater than the exercise price of the underlying
securities. The Fund therefore forgoes the opportunity of
investing the identified assets or writing calls against
those assets.

      As long as the Fund's obligation as the put writer
continues, it may be assigned an exercise notice by the
broker-dealer through which the put was sold. That notice
will require the Fund to take delivery of the underlying
security and pay the exercise price. The Fund has no
control over when it may be required to purchase the
underlying security, since it may be assigned an exercise
notice at any time prior to the termination of its
obligation as the writer of the put. That obligation
terminates upon expiration of the put. It may also
terminate if, before it receives an exercise notice, the
Fund effects a closing purchase transaction by purchasing a
put of the same series as it sold. Once the Fund has been
assigned an exercise notice, it cannot effect a closing
purchase transaction.

      The Fund may decide to effect a closing purchase
transaction to realize a profit on an outstanding put
option it has written or to prevent the underlying security
from being put. Effecting a closing purchase transaction
will also permit the Fund to write another put option on
the security, or to sell the security and use the proceeds
from the sale for other investments. The Fund will realize
a profit or loss from a closing purchase transaction
depending on whether the cost of the transaction is less or
more than the premium received from writing the put option.
Any profits from writing puts are considered short-term
capital gains for federal tax purposes, and when
distributed by the Fund, are taxable as ordinary income.

            o Purchasing Calls and Puts. The Fund can
purchase calls to protect against the possibility that the
Fund's portfolio will not participate in an anticipated
rise in the securities market. When the Fund buys a call
(other than in a closing purchase transaction), it pays a
premium. The Fund then has the right to buy the underlying
investment from a seller of a corresponding call on the
same investment during the call period at a fixed exercise
price. The Fund benefits only if it sells the call at a
profit or if, during the call period, the market price of
the underlying investment is above the sum of the call
price plus the transaction costs and the premium paid for
the call and the Fund exercises the call. If the Fund does
not exercise the call or sell it (whether or not at a
profit), the call will become worthless at its expiration
date. In that case the Fund will have paid the premium but
lost the right to purchase the underlying investment.

      The Fund can buy puts whether or not it holds the
underlying investment in its portfolio. When the Fund
purchases a put, it pays a premium and, except as to puts
on indices, has the right to sell the underlying investment
to a seller of a put on a corresponding investment during
the put period at a fixed exercise price. Buying a put on
securities or futures the Fund owns enables the Fund to
attempt to protect itself during the put period against a
decline in the value of the underlying investment below the
exercise price by selling the underlying investment at the
exercise price to a seller of a corresponding put. If the
market price of the underlying investment is equal to or
above the exercise price and, as a result, the put is not
exercised or resold, the put will become worthless at its
expiration date. In that case the Fund will have paid the
premium but lost the right to sell the underlying
investment. However, the Fund may sell the put prior to its
expiration. That sale may or may not be at a profit.

      Buying a put on an investment the Fund does not own
(such as an index or future) permits the Fund to resell the
put or to buy the underlying investment and sell it at the
exercise price. The resale price will vary inversely to the
price of the underlying investment. If the market price of
the underlying investment is above the exercise price and,
as a result, the put is not exercised, the put will become
worthless on its expiration date.

      When the Fund purchases a call or put on an index or
future, it pays a premium, but settlement is in cash rather
than by delivery of the underlying investment to the Fund.
Gain or loss depends on changes in the index in question
(and thus on price movements in the securities market
generally) rather than on price movements in individual
securities or futures contracts.

      The Fund may buy a call or put only if, after the
purchase, the value of all call and put options held by the
Fund will not exceed 5% of the Fund's total assets.

            o Buying and Selling Options on Foreign
Currencies. The Fund can buy and sell calls and puts on
foreign currencies. They include puts and calls that trade
on a securities or commodities exchange or in the
over-the-counter markets or are quoted by major recognized
dealers in such options. The Fund could use these calls and
puts to try to protect against declines in the dollar value
of foreign securities and increases in the dollar cost of
foreign securities the Fund wants to acquire.

      If the Manager anticipates a rise in the dollar value
of a foreign currency in which securities to be acquired
are denominated, the increased cost of those securities may
be partially offset by purchasing calls or writing puts on
that foreign currency. If the Manager anticipates a
decline in the dollar value of a foreign currency, the
decline in the dollar value of portfolio securities
denominated in that currency might be partially offset by
writing calls or purchasing puts on that foreign currency.
However, the currency rates could fluctuate in a direction
adverse to the Fund's position. The Fund will then have
incurred option premium payments and transaction costs
without a corresponding benefit.

      A call the Fund writes on a foreign currency is
"covered" if the Fund owns the underlying foreign currency
covered by the call or has an absolute and immediate right
to acquire that foreign currency without additional cash
consideration (or it can do so for additional cash
consideration identified on its books with the custodian
bank) upon conversion or exchange of other foreign currency
held in its portfolio.

      The Fund could write a call on a foreign currency to
provide a hedge against a decline in the U.S. dollar value
of a security which the Fund owns or has the right to
acquire and which is denominated in the currency underlying
the option. That decline might be one that occurs due to
an expected adverse change in the exchange rate. This is
known as a "cross-hedging" strategy. In those
circumstances, the Fund covers the option by maintaining
and identifying cash, U.S. government securities or other
liquid, high grade debt securities in an amount equal to
the exercise price of the option, with the Fund's custodian
bank.

o     Risks of Hedging with Options and Futures. The use of
hedging instruments requires special skills and knowledge
of investment techniques that are different than what is
required for normal portfolio management. If the Manager
uses a hedging instrument at the wrong time or judges
market conditions incorrectly, hedging strategies may
reduce the Fund's return. The Fund could also experience
losses if the prices of its futures and options positions
were not correlated with its other investments.

      The Fund's option activities might affect its
portfolio turnover rate and brokerage commissions. The
exercise of calls written by the Fund might cause the Fund
to sell related portfolio securities, thus increasing its
turnover rate. The exercise by the Fund of puts on
securities will cause the sale of underlying investments,
increasing portfolio turnover. Although the decision
whether to exercise a put it holds is within the Fund's
control, holding a put might cause the Fund to sell the
related investments for reasons that would not exist in the
absence of the put.

      The Fund could pay a brokerage commission each time
it buys a call or put, sells a call or put, or buys or
sells an underlying investment in connection with the
exercise of a call or put. Those commissions could be
higher on a relative basis than the commissions for direct
purchases or sales of the underlying investments. Premiums
paid for options are small in relation to the market value
of the underlying investments. Consequently, put and call
options offer large amounts of leverage. The leverage
offered by trading in options could result in the Fund's
net asset value being more sensitive to changes in the
value of the underlying investment.

      If a covered call written by the Fund is exercised on
an investment that has increased in value, the Fund will be
required to sell the investment at the call price. It will
not be able to realize any profit if the investment has
increased in value above the call price.

      An option position may be closed out only on a market
that provides secondary trading for options of the same
series, and there is no assurance that a liquid secondary
market will exist for any particular option. The Fund might
experience losses if it could not close out a position
because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling
futures or purchasing puts on broadly-based indices or
futures to attempt to protect against declines in the value
of the Fund's portfolio securities. The risk is that the
prices of the futures or the applicable index will
correlate imperfectly with the behavior of the cash prices
of the Fund's securities. For example, it is possible that
while the Fund has used hedging instruments in a short
hedge, the market may advance and the value of the
securities held in the Fund's portfolio might decline. If
that occurred, the Fund would lose money on the hedging
instruments and also experience a decline in the value of
its portfolio securities. However, while this could occur
for a very brief period or to a very small degree, over
time the value of a diversified portfolio of securities
will tend to move in the same direction as the indices upon
which the hedging instruments are based.

      The risk of imperfect correlation increases as the
composition of the Fund's portfolio diverges from the
securities included in the applicable index. To compensate
for the imperfect correlation of movements in the price of
the portfolio securities being hedged and movements in the
price of the hedging instruments, the Fund might use
hedging instruments in a greater dollar amount than the
dollar amount of portfolio securities being hedged. It
might do so if the historical volatility of the prices of
the portfolio securities being hedged is more than the
historical volatility of the applicable index.

      The ordinary spreads between prices in the cash and
futures markets are subject to distortions, due to
differences in the nature of those markets. First, all
participants in the futures market are subject to margin
deposit and maintenance requirements. Rather than meeting
additional margin deposit requirements, investors may close
futures contracts through offsetting transactions which
could distort the normal relationship between the cash and
futures markets. Second, the liquidity of the futures
market depends on participants entering into offsetting
transactions rather than making or taking delivery. To the
extent participants decide to make or take delivery,
liquidity in the futures market could be reduced, thus
producing distortion. Third, from the point of view of
speculators, the deposit requirements in the futures market
are less onerous than margin requirements in the securities
markets. Therefore, increased participation by speculators
in the futures market may cause temporary price
distortions.

      The Fund can use hedging instruments to establish a
position in the securities markets as a temporary
substitute for the purchase of individual securities (long
hedging) by buying futures and/or calls on such futures,
broadly-based indices or on securities. It is possible that
when the Fund does so the market might decline. If the Fund
then concludes not to invest in securities because of
concerns that the market might decline further or for other
reasons, the Fund will realize a loss on the hedging
instruments that is not offset by a reduction in the price
of the securities purchased.

o     Forward Contracts. Forward contracts are foreign
currency exchange contracts. They are used to buy or sell
foreign currency for future delivery at a fixed price. The
Fund uses them to "lock in" the U.S. dollar price of a
security denominated in a foreign currency that the
Fund has bought or sold, or to protect against possible
losses from changes in the relative values of the U.S.
dollar and a foreign currency. The Fund limits its exposure
in foreign currency exchange contracts in a particular
foreign currency to the amount of its assets denominated in
that currency or a closely-correlated currency. The Fund
may also use "cross-hedging" where the Fund hedges against
changes in currencies other than the currency in which a
security it holds is denominated.

      Under a forward contract, one party agrees to
purchase, and another party agrees to sell, a specific
currency at a future date. That date may be any fixed
number of days from the date of the contract agreed upon by
the parties. The transaction price is set at the time the
contract is entered into. These contracts are traded in the
inter-bank market conducted directly among currency traders
(usually large commercial banks) and their customers.

      The Fund may use forward contracts to protect against
uncertainty in the level of future exchange rates. The use
of forward contracts does not eliminate the risk of
fluctuations in the prices of the underlying securities the
Fund owns or intends to acquire, but it does fix a rate of
exchange in advance. Although forward contracts may reduce
the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

      When the Fund enters into a contract for the purchase
or sale of a security denominated in a foreign currency, or
when it anticipates receiving dividend payments in a
foreign currency, the Fund might desire to "lock-in" the
U.S. dollar price of the security or the U.S. dollar
equivalent of the dividend payments. To do so, the Fund
could enter into a forward contract for the purchase or
sale of the amount of foreign currency involved in the
underlying transaction, in a fixed amount of U.S. dollars
per unit of the foreign currency. This is called a
"transaction hedge." The transaction hedge will protect the
Fund against a loss from an adverse change in the currency
exchange rates during the period between the date on which
the security is purchased or sold or on which the payment
is declared, and the date on which the payments are made or
received.

      The Fund could also use forward contracts to lock in
the U.S. dollar value of portfolio positions. This is
called a "position hedge." When the Fund believes that
foreign currency might suffer a substantial decline against
the U.S. dollar, it could enter into a forward contract to
sell an amount of that foreign currency approximating the
value of some or all of the Fund's portfolio securities
denominated in that foreign currency. When the Fund
believes that the U.S. dollar might suffer a substantial
decline against a foreign currency, it could enter into a
forward contract to buy that foreign currency for a fixed
dollar amount. Alternatively, the Fund could enter into a
forward contract to sell a different foreign currency for a
fixed U.S. dollar amount if the Fund believes that the U.S.
dollar value of the foreign currency to be sold pursuant to
its forward contract will fall whenever there is a decline
in the U.S. dollar value of the currency in which portfolio
securities of the Fund are denominated. That is referred to
as a "cross hedge."

      The Fund will cover its short positions in these
cases by identifying to its custodian bank assets having a
value equal to the aggregate amount of the Fund's
commitment under forward contracts. The Fund will not enter
into forward contracts or maintain a net exposure to such
contracts if the consummation of the contracts would
obligate the Fund to deliver an amount of foreign currency
in excess of the value of the Fund's portfolio securities
or other assets denominated in that currency or another
currency that is the subject of the hedge.

      However, to avoid excess transactions and transaction
costs, the Fund may maintain a net exposure to forward
contracts in excess of the value of the Fund's portfolio
securities or other assets denominated in foreign
currencies if the excess amount is "covered" by liquid
securities denominated in any currency. The cover must be
at least equal at all times to the amount of that excess.
As one alternative, the Fund may purchase a call option
permitting the Fund to purchase the amount of foreign
currency being hedged by a forward sale contract at a price
no higher than the forward contract price. As another
alternative, the Fund may purchase a put option permitting
the Fund to sell the amount of foreign currency subject to
a forward purchase contract at a price as high or higher
than the forward contact price.

      The precise matching of the amounts under forward
contracts and the value of the securities involved
generally will not be possible because the future value of
securities denominated in foreign currencies will change as
a consequence of market movements between the date the
forward contract is entered into and the date it is sold.
In some cases the Manager might decide to sell the security
and deliver foreign currency to settle the original
purchase obligation. If the market value of the security is
less than the amount of foreign currency the Fund is
obligated to deliver, the Fund might have to purchase
additional foreign currency on the "spot" (that is, cash)
market to settle the security trade. If the market value of
the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might
have to sell on the spot market some of the foreign
currency received upon the sale of the security. There will
be additional transaction costs on the spot market in those
cases.

      The projection of short-term currency market
movements is extremely difficult, and the successful
execution of a short-term hedging strategy is highly
uncertain. Forward contracts involve the risk that
anticipated currency movements will not be accurately
predicted, causing the Fund to sustain losses on these
contracts and to pay additional transactions costs. The use
of forward contracts in this manner might reduce the Fund's
performance if there are unanticipated changes in currency
prices to a greater degree than if the Fund had not entered
into such contracts.

      At or before the maturity of a forward contract
requiring the Fund to sell a currency, the Fund might sell
a portfolio security and use the sale proceeds to make
delivery of the currency. In the alternative the Fund might
retain the security and offset its contractual obligation
to deliver the currency by purchasing a second contract.
Under that contract the Fund will obtain, on the same
maturity date, the same amount of the currency that it is
obligated to deliver. Similarly, the Fund might close out a
forward contract requiring it to purchase a specified
currency by entering into a second contract entitling it to
sell the same amount of the same currency on the maturity
date of the first contract. The Fund would realize a gain
or loss as a result of entering into such an offsetting
forward contract under either circumstance. The gain or
loss will depend on the extent to which the exchange rate
or rates between the currencies involved moved between the
execution dates of the first contract and offsetting
contract.

      The costs to the Fund of engaging in forward
contracts varies with factors such as the currencies
involved, the length of the contract period and the market
conditions then prevailing. Because forward contracts are
usually entered into on a principal basis, no brokerage
fees or commissions are involved. Because these contracts
are not traded on an exchange, the Fund must evaluate the
credit and performance risk of the counterparty under each
forward contract.

      Although the Fund values its assets daily in terms of
U.S. dollars, it does not intend to convert its holdings of
foreign currencies into U.S. dollars on a daily basis. The
Fund may convert foreign currency from time to time, and
will incur costs in doing so. Foreign exchange dealers do
not charge a fee for conversion, but they do seek to
realize a profit based on the difference between the prices
at which they buy and sell various currencies. Thus, a
dealer might offer to sell a foreign currency to the Fund
at one rate, while offering a lesser rate of exchange if
the Fund desires to resell that currency to the dealer.

o     Regulatory Aspects of Hedging Instruments. When using
futures and options on futures, the Fund is required to
operate within certain guidelines and restrictions with
respect to the use of futures as established by the
Commodities Futures Trading Commission (the "CFTC"). In
particular, the Fund is exempted from registration with the
CFTC as a "commodity pool operator" if the Fund complies
with the requirements of Rule 4.5 adopted by the CFTC. The
Rule does not limit the percentage of the Fund's assets
that may be used for futures margin and related options
premiums for a bona fide hedging position. However, under
the Rule, the Fund must limit its aggregate initial futures
margin and related options premiums to not more than 5% of
the Fund's net assets for hedging strategies that are not
considered bona fide hedging strategies under
the Rule. Under the Rule, the Fund must also use short
futures and options on futures solely for bona fide hedging
purposes within the meaning and intent of the applicable
provisions of the Commodity Exchange Act.

      Transactions in options by the Fund are subject to
limitations established by the option exchanges. The
exchanges limit the maximum number of options that may be
written or held by a single investor or group of investors
acting in concert. Those limits apply regardless of whether
the options were written or purchased on the same or
different exchanges or are held in one or more accounts or
through one or more different exchanges or through one or
more brokers. Thus, the number of options that the Fund may
write or hold may be affected by options written or held by
other entities, including other investment companies having
the same advisor as the Fund (or an advisor that is an
affiliate of the Fund's advisor). The exchanges also impose
position limits on Futures transactions. An exchange may
order the liquidation of positions found to be in violation
of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when the Fund
purchases a future, it must maintain cash or readily
marketable short-term debt instruments in an amount equal
to the market value of the securities underlying the
future, less the margin deposit applicable to it.

o     Tax Aspects of Certain Hedging Instruments. Certain
foreign currency exchange contracts in which the Fund may
invest are treated as "Section 1256 contracts" under the
Internal Revenue Code. In general, gains or losses relating
to Section 1256 contracts are characterized as 60%
long-term and 40% short-term capital gains or losses under
the Code. However, foreign currency gains or losses arising
from Section 1256 contracts that are forward contracts
generally are treated as ordinary income or loss. In
addition, Section 1256 contracts held by the Fund at the
end of each taxable year are "marked-to-market," and
unrealized gains or losses are treated as though they were
realized. These contracts also may be marked-to-market for
purposes of determining the excise tax applicable to
investment company distributions and for other purposes
under rules prescribed pursuant to the Internal Revenue
Code. An election can be made by the Fund to exempt those
transactions from this marked-to-market treatment.

      Certain forward contracts the Fund enters into may
result in "straddles" for federal income tax purposes. The
straddle rules may affect the character and timing of gains
(or losses) recognized by the Fund on straddle positions.
Generally, a loss sustained on the disposition of a
position making up a straddle is allowed only to the extent
that the loss exceeds any unrecognized gain in the
offsetting positions making up the straddle. Disallowed
loss is generally allowed at the point where there is no
unrecognized gain in the offsetting positions making up the
straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains
or losses are treated as ordinary income or loss:

      (1) gains or losses attributable to fluctuations in
          exchange rates that occur between the time the
          Fund accrues interest or other receivables or
          accrues expenses or other liabilities denominated
          in a foreign currency and the time the Fund
          actually collects such receivables or pays such
          liabilities, and
      (2) gains or losses attributable to fluctuations in
          the value of a foreign currency between the date
          of acquisition of a debt security denominated in
          a foreign currency or foreign currency forward
          contracts and the date of disposition.

      Currency gains and losses are offset against market
gains and losses on each trade before determining a net
"Section 988" gain or loss under the Internal Revenue Code
for that trade, which may increase or decrease the amount
of the Fund's investment company income available for
distribution to its shareholders.

      |X| Investment in Other Investment Companies.  As a
non-fundamental policy, the Fund generally cannot invest in
securities of other investment companies, except to the
extent permitted under the Investment Company Act, the
rules or regulations thereunder or any exemption therefrom,
as such statute, rules or regulations may be amended or
interpreted from time to time.  To the extent that the Fund
can invest in shares of other investment companies, those
investments can include open-end funds, closed-end funds
and unit investment trusts, subject to the limits set forth
in the Investment Company Act that apply to those types of
investments.  For example, the Fund can invest in
exchange-traded funds, which are typically open-end funds
or unit investment trusts, listed on a stock exchange.  The
Fund might do so as a way of gaining exposure to the
segments of the equity or fixed-income markets represented
by the exchange-traded fund's portfolio at times when the
Fund may not be able to buy those portfolio securities
directly.  An investment in another investment company may
involve the payment of substantial premiums above the value
of such investment company's portfolio securities and is
subject to limitations under the Investment Company Act.
The Fund does not intend to invest in other investment
companies unless the Manager believes that the potential
benefits of the investment justify the payment of any
premiums or sales charges.  As a shareholder is an
investment company, the Fund would be subject to its
ratable share of that investment company's expenses,
including its advisory and administration fees.  At the
same time, the Fund would bear its own management fees and
other expenses.  The Fund does not anticipate investing a
substantial amount of its net assets in shares of other
investment companies.

      |X| Temporary Defensive Investments. When market,
economic or political conditions are unstable, or the
Manager believes it is otherwise appropriate to reduce
holdings in stocks, the Fund can invest in a variety of
debt securities for defensive purposes. The Fund can also
purchase these securities for liquidity purposes to meet
cash needs due to the redemption of Fund shares, or to hold
while waiting to reinvest cash received from the sale of
other portfolio securities. The Fund can buy:
o     high-quality (rated in the top two rating categories
         of nationally-recognized rating organizations or
         deemed by the Manager to be of comparable
         quality), short-term money market instruments,
         including those issued by the U. S. Treasury or
         other government agencies,
o     commercial paper (short-term, unsecured, promissory
         notes of domestic or foreign companies),
o     short-term debt obligations of corporate issuers,
o     certificates of deposit and bankers' acceptances of
         domestic and foreign banks and savings and loan
         associations, and
o     repurchase agreements.

      These short-term debt securities would be selected
for defensive or cash management purposes because they can
normally be disposed of quickly, are not generally subject
to significant fluctuations in principal value and their
value will be less subject to interest rate risk than
longer-term debt securities. If securities of foreign
companies are selected, the issuer must have assets of at
least (U.S.) $1 billion.

Investment Restrictions

      |X| What Are "Fundamental Policies?" Fundamental
policies are those policies that the Fund has adopted to
govern its investments that can be changed only by the vote
of a "majority" of the Fund's outstanding voting
securities. Under the Investment Company Act, a "majority"
vote is defined as the vote of the holders of the lesser of:

o     67% or more of the shares present or represented by
         proxy at a shareholder meeting, if the holders of
         more than 50% of the outstanding shares are
         present or represented by proxy, or
o     more than 50% of the outstanding shares.

      The Fund's investment objective is a fundamental
policy. Other policies described in the Prospectus or this
Statement of Additional Information are "fundamental" only
if they are identified as such. The Fund's Board of
Trustees can change non-fundamental policies without
shareholder approval. However, significant changes to
investment policies will be described in supplements or
updates to the Prospectus or this Statement of Additional
Information, as appropriate. The Fund's most significant
investment policies are described in the Prospectus.

      |X| Does the Fund Have Additional Fundamental
Policies?  The following investment restrictions are
fundamental policies of the Fund.

o     The Fund cannot buy securities issued or guaranteed
         by any one issuer if more than 5% of its total
         assets would be invested in securities of that
         issuer or if it would then
         own more than 10% of that issuer's voting
         securities. That restriction applies to 75% of the
         Fund's total assets. The limit does not apply to
         securities issued by the U.S. government or any of
         its agencies or instrumentalities.

o     The Fund cannot deviate from the percentage
         restrictions that apply to its investments in
         small, unseasoned companies, borrowing for
         leverage and loans of portfolio securities.

o     The Fund cannot make loans, except to the extent
         permitted under the Investment Company Act, the
         rules or regulations thereunder or any exemption
         therefrom that is applicable to the Fund, as such
         statute, rules or regulations may be amended or
         interpreted from time to time.

o     The Fund may not borrow money, except as permitted by
         the Investment Company Act, the rules or
         regulations thereunder or any exemption therefrom
         that is applicable to the Fund, as such statute,
         rules or regulations may be amended or interpreted
         from time to time.

o     The Fund cannot invest 25% or more of its total
         assets in any one industry.  That limit does not
         apply to securities issued or guaranteed by the
         U.S. government or its agencies and
         instrumentalities or securities issued by
         investment companies.

o     The Fund cannot invest in real estate.  However, the
         Fund can purchase readily-marketable securities of
         companies holding real estate or interests in real
         estate.

o     The Fund cannot invest in commodities or commodity
         contracts other than the hedging instruments
         permitted by any of its other fundamental
         policies, whether or not such hedging instrument
         is considered to be a commodity or commodity
         contract.

o     The Fund cannot underwrite securities of other
         companies. A permitted exception is in case it is
         deemed to be an underwriter under the Securities
         Act of 1933 when reselling any securities held in
         its own portfolio.

      The Fund currently has an operating policy (which is
not a fundamental policy but will not be changed without
the approval of a shareholder vote) that prohibits the Fund
from issuing senior securities.  However, that policy does
not prohibit certain investment activities that are
permitted by the Fund's other policies, including, for
example, borrowing money, and entering into contracts to
buy or sell derivatives, hedging instruments, options,
futures and the related margin, collateral or escrow
arrangements.

      Unless the Prospectus or this Statement of Additional
Information states that a percentage restriction applies on
an ongoing basis, it applies only at the time the Fund
makes an investment. The Fund need not sell securities to
meet the percentage limits if the value of the investment
increases in proportion to the size of the Fund.

      For purposes of the Fund's policy not to concentrate
its investments as described above, the Fund has adopted
the industry classifications set forth in Appendix A to
this Statement of Additional Information. This is not a
fundamental policy.

How the Fund is Managed

Organization and History. The Fund is an open-end,
diversified management investment company with an unlimited
number of authorized shares of beneficial interest. The
Fund was organized as a Maryland corporation in 1972 and
reorganized as a Massachusetts business trust in July 1988.

      The Fund is governed by a Board of Trustees, which is
responsible for protecting the interests of shareholders
under Massachusetts law. The Trustees meet periodically
throughout the year to oversee the Fund's activities,
review its performance, and review the actions of the
Manager. Although the Fund will not normally hold annual
meetings of its shareholders, it may hold shareholder
meetings from time to time on important matters, and
shareholders have the right to call a meeting to remove a
Trustee or to take other action described in the Fund's
Declaration of Trust.

|X|   Classes  of  Shares.   The  Trustees  are  authorized,
without  shareholder  approval,  to create  new  series  and classes of shares.  The  Trustees  may  reclassify  unissued shares of the Fund into  additional  series  or  classes  of shares.  The Trustees  also may divide or combine the shares of a  class  into a  greater  or  lesser  number  of  shares without changing the proportionate  beneficial interest of a shareholder  in the  Fund.  Shares  do not  have  cumulative voting rights or preemptive or subscription  rights.  Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has five classes of shares: Class
A, Class B, Class C, Class N and Class Y.  All classes
invest in the same investment portfolio.  Only retirement
plans may purchase Class N shares.  Only certain
institutional investors may elect to purchase Class Y
shares.  Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the
      different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which
      interests of one class are different from interests
      of another class, and
o     votes as a class on matters that affect that class
      alone.

      Shares are freely transferable, and each share of
each class has one vote at shareholder meetings, with
fractional shares voting proportionally on matters
submitted to the vote of shareholders.  Each share of the
Fund represents an interest in the Fund proportionately
equal to the interest of each other share of the same
class.

|X|   Meetings of Shareholders.  As a Massachusetts
business trust, the Fund is not required to hold, and does
not plan to hold, regular annual meetings of shareholders.
The Fund will hold meetings when required to do so by the
Investment Company Act or other applicable law. It will
also do so when a shareholder meeting is called by the
Trustees or upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in
writing or vote of two-thirds of the outstanding shares of
the Fund, to remove a Trustee.  The Trustees will call a
meeting of shareholders to vote on the removal of a Trustee
upon the written request of the record holders of 10% of
its outstanding shares.  If the Trustees receive a request
from at least 10 shareholders stating that they wish to
communicate with other shareholders to request a meeting to
remove a Trustee, the Trustees will then either make the
Fund's shareholder list available to the applicants or mail
their communication to all other shareholders at the
applicants' expense. The shareholders making the request
must have been shareholders for at least six months and
must hold shares of the Fund valued at $25,000 or more or
constituting at least 1% of the Fund's outstanding shares,
whichever is less. The Trustees may also take other action
as permitted by the Investment Company Act.

|X|   Shareholder and Trustee Liability.  The Fund's
Declaration of Trust contains an express disclaimer of
shareholder or Trustee liability for the Fund's
obligations. It also provides for indemnification and
reimbursement of expenses out of the Fund's property for
any shareholder held personally liable for its
obligations.  The Declaration of Trust also states that
upon request, the Fund shall assume the defense of any
claim made against a shareholder for any act or obligation
of the Fund and shall satisfy any judgment on that claim.
Massachusetts law
permits a shareholder of a business trust (such as the
Fund) to be held personally liable as a "partner" under
certain circumstances. However, the risk that a Fund
shareholder will incur financial loss from being held
liable as a "partner" of the Fund is limited to the
relatively remote circumstances in which the Fund would be
unable to meet its obligations.

      The Fund's contractual arrangements state that any
person doing business with the Fund (and each shareholder
of the Fund) agrees under its Declaration of Trust to look
solely to the assets of the Fund for satisfaction of any
claim or demand that may arise out of any dealings with the
Fund. Additionally, the Trustees shall have no personal
liability to any such person, to the extent permitted by
law.

Board of Trustees and Oversight Committees. The Fund is
governed by a Board of Trustees, which is responsible for
protecting the interests of shareholders under
Massachusetts law. The Trustees meet periodically
throughout the year to oversee the Fund's activities,
review its performance, and review the actions of the
Manager.  Although the Fund will not normally hold annual
meetings of its shareholders, it may hold shareholder
meetings from time to time on important matters, and
shareholders have the right to call a meeting to remove a
Trustee or to take other action described in the Fund's
Declaration of Trust.

      The Board of Trustees has an Audit Committee, a Study
Committee and a Proxy Committee.  The members of the Audit
Committee are Kenneth Randall (Chairman), Benjamin Lipstein
and Edward Regan.  The Audit Committee held five meetings
during the Fund's fiscal year ended August 31, 2002. The
Audit Committee provides the Board with recommendations
regarding the selection of the Fund's independent auditor.
The Audit Committee also reviews the scope and results of
audits and the audit fees charged, reviews reports from the
Fund's independent auditor concerning the Fund's internal
accounting procedures, and controls and reviews reports of
the Manager's internal auditor, among other duties as set
forth in the Committee's charter.

      The members of the Study Committee are Benjamin
Lipstein (Chairman), Robert Galli and Elizabeth Moynihan.
The Study Committee held eight meetings during the Fund's
fiscal year ended August 31, 2002. The Study Committee
evaluates and reports to the Board on the Fund's
contractual arrangements, including the Investment Advisory
and Distribution Agreements, transfer and shareholder
service agreements and custodian agreements as well as the
policies and procedures adopted by the Fund to comply with
the Investment Company Act and other applicable law, among
other duties as set forth in the Committee's charter.

      The members of the Proxy Committee are Edward Regan
(Chairman), Russell Reynolds and Clayton Yeutter.  The
Proxy Committee held one meeting during the Fund's fiscal
year ended August 31, 2002.  The Proxy Committee provides
the Board with recommendations for proxy voting and
monitors proxy voting by the Fund.

Trustees and Officers of the Fund. Except for Mr. Murphy,
each of the Trustees is an independent trustee of the Fund
("Independent Trustee"). Mr. Murphy is an "Interested
Trustee," because he is affiliated with the Manager by
virtue of his positions as an officer and director of the
Manager, and as a shareholder of its parent company.

      The Fund's Trustees and officers and their positions
held with the Fund and length of service in such
position(s) and their principal occupations and business
affiliations during the past five years are listed in the
chart below. The information for the Trustees also includes
the dollar range of shares of the Fund as well as the
aggregate dollar range of shares beneficially owned in any
of the Oppenheimer funds overseen by the Trustees. All of
the Trustees are also trustees or directors of the
following publicly-offered Oppenheimer funds (referred to
as "Board I Funds"):

Oppenheimer California Municipal Fund   Oppenheimer International Growth Fund
                                        Oppenheimer  International  Small Company
Oppenheimer Capital Appreciation Fund   Fund
Oppenheimer Capital Preservation Fund   Oppenheimer Money Market Fund, Inc.
Oppenheimer Developing Markets Fund     Oppenheimer Multiple Strategies Fund
Oppenheimer Discovery Fund              Oppenheimer Multi-Sector Income Trust
Oppenheimer Emerging Growth Fund        Oppenheimer Multi-State Municipal Trust
Oppenheimer Emerging Technologies Fund  Oppenheimer Municipal Bond Fund
Oppenheimer Enterprise Fund             Oppenheimer New York Municipal Fund
Oppenheimer Europe Fund                 Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund                 Oppenheimer Trinity Core Fund
Oppenheimer Global Growth & Income Fund Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer  Gold  &  Special  Minerals
Fund                                    Oppenheimer Trinity Value Fund
Oppenheimer Growth Fund                 Oppenheimer U.S. Government Trust

      In  addition  to being a trustee  or  director  of the
Board I Funds,  Mr.  Galli is also a director  or trustee of
10  other  portfolios  in  the   OppenheimerFunds   complex.
Present  or  former   officers,   directors,   trustees  and
employees (and their immediate  family members) of the Fund,
the  Manager  and  its  affiliates,   and  retirement  plans
established  by them for their  employees  are  permitted to
purchase   Class  A  shares   of  the  Fund  and  the  other
Oppenheimer  funds at net asset value  without sales charge.
The  sales  charges  on Class A shares  is  waived  for that group because of the economics of sales efforts  realized by the Distributor.

      Messrs. Bartlett, Murphy, Molleur, Masterson,
Vottiero, Wixted and Zack, and Mses. Bechtolt, Feld and
Ives respectively hold the same offices with one or more of
the other Board I Funds as with the Fund. As of September
26, 2002, the Trustees and officers of the Fund, as a group
owned of record or beneficially less than 1% of each class
of shares of the Fund.  The foregoing statement does not
reflect ownership of shares of the Fund held of record by
an employee benefit plan for employees of the Manager,
other than the shares beneficially owned under the plan by
the officers of the Fund listed above. In addition, each
Independent Trustee, and his or her family members, do not
own securities of either the Manager or Distributor of the
Board I Funds or any person directly or indirectly
controlling, controlled by or under common control with the
Manager or Distributor.

|X|   Affiliated Transactions and Material Business
Relationships. Mr. Reynolds has reported he has a
controlling interest in The Directorship Group, Inc. ("The
Directorship Search Group"), a director recruiting firm
that provided consulting services to Massachusetts Mutual
Life Insurance Company (which controls the Manager) for
fees aggregating $247,500 from January 1, 2001 through
December 31, 2002. Mr. Reynolds estimates that The
Directorship Search Group will not provide consulting services to
Massachusetts Mutual Life Insurance Company during the
calendar year 2003.

      The Independent Trustees have unanimously (except for
Mr. Reynolds, who abstained) determined that the consulting
arrangements between The Directorship Search Group and
Massachusetts Mutual Life Insurance Company were not
material business or professional relationships that would
compromise Mr. Reynolds' status as an Independent Trustee.
Nonetheless, to assure certainty as to determinations of
the Board and the Independent Trustees as to matters upon
which the Investment Company Act or the rules thereunder
require approval by a majority of Independent Trustees, Mr.
Reynolds will not be counted for purposes of determining
whether a quorum of Independent Trustees was present or
whether a majority of Independent Trustees approved the
matter.

      The address of each Trustee in the chart below is
6803 S. Tucson Way, Centennial, CO 80112-3924. Each Trustee
serves for an indefinite term, until his or her
resignation, retirement, death or removal.

--------------------------------------------------------------------------------
                                Independent Trustees
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Name;       Principal Occupation(s) During Past 5     Dollar     Aggregate
                                                    Dollar
                                                   Range of
                                                   Shares
                                                   Beneficially
                                                   Owned in
                    Years;                                   Range of any of the
Position(s) Held    Other Trusteeships/Directorships Held by  Shares Oppenheimer
with Fund;          Trustee;                                  BeneficiallFunds
Length of Service;  Number of Portfolios in Fund Complex     Owned in Overseen
Age                 Currently Overseen by Trustee           the Fund by Trustee
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                             As of December 31,
                                                                       2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert G. Galli,    A   trustee   or    director   of   other $0         Over
Trustee since 1993  Oppenheimer    funds.    Formerly    Vice           $100,000
Age: 69             Chairman (October  1995-December 1997) of
                    the Manager.  Oversees 41  portfolios  in
                    the OppenheimerFunds complex.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Phillip A.          The   Director   (since   1991)   of  the $0         Over
Griffiths, Trustee  Institute for Advanced Study,  Princeton,          $100,000
since 1999          N.J.,   director   (since  2001)  of  GSI
Age: 64             Lumonics  and a  member  of the  National
                    Academy   of   Sciences   (since   1979);
                    formerly  (in  descending   chronological
                    order)  a  director   of  Bankers   Trust
                    Corporation,  Provost  and  Professor  of
                    Mathematics   at   Duke   University,   a
                    director of Research Triangle  Institute,
                    Raleigh,   N.C.,   and  a  Professor   of
                    Mathematics   at   Harvard    University.
                    Oversees    31    portfolios    in    the
                    OppenheimerFunds complex.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Benjamin Lipstein,  Professor  Emeritus of  Marketing,  Stern $10,001-$50Over
Trustee since 1974  Graduate      School     of      Business          $100,000
Age: 79             Administration,   New  York   University.
                    Oversees    31    portfolios    in    the
                    OppenheimerFunds complex.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Joel W. Motley,     Director (January 2002-present),          $01        None1
Trustee since 2002  Columbia Equity Financial Corp.
Age: 50             (privately-held financial adviser);
                    Managing Director (January
                    2002-present), Carmona Motley, Inc.
                    (privately-held financial adviser);
                    Formerly he held the following
                    positions: Managing Director (January
                    1998-December 2001), Carmona Motley
                    Hoffman Inc. (privately-held financial
                    adviser); Managing Director (January
                    1992-December 1997), Carmona Motley &
                    Co. (privately-held financial adviser).
                    Oversees 31 portfolios in the
                    OppenheimerFunds complex.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Elizabeth B.        Author  and  architectural  historian;  a $10,001-50,
Moynihan,           trustee  of the Freer  Gallery of Art and  $50,001-$100,000
Trustee since 1992  Arthur M.  Sackler  Gallery  (Smithsonian
Age: 73             Institute),   Trustees   Council  of  the
                    National  Building  Museum;  a member  of
                    the   Trustees   Council,    Preservation
                    League  of New York  State.  Oversees  31
                    portfolios   in   the    OppenheimerFunds
                    complex.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kenneth A.          A director  of Dominion  Resources,  Inc. $1 -       Over
Randall, Trustee    (electric  utility  holding  company) and $10,000   $100,000
since 1980          Prime   Retail,    Inc.    (real   estate
Age: 75             investment  trust);  formerly  a director
                    of Dominion Energy,  Inc. (electric power
                    and oil & gas  producer),  President  and
                    Chief    Executive    Officer    of   The
                    Conference  Board,  Inc.   (international
                    economic  and  business  research)  and a
                    director of  Lumbermens  Mutual  Casualty
                    Company,   American  Motorists  Insurance
                    Company   and   American    Manufacturers
                    Mutual  Insurance  Company.  Oversees  31
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward V. Regan,    President,   Baruch   College,   CUNY;  a $1 -       $50,001-$100,000
Trustee since 1993  director   of   RBAsset    (real   estate $10,000
Age: 72             manager);   a  director   of   OffitBank;
                    formerly  Trustee,  Financial  Accounting
                    Foundation   (FASB  and   GASB),   Senior
                    Fellow   of   Jerome    Levy    Economics
                    Institute,   Bard  College,  Chairman  of
                    Municipal Assistance  Corporation for the
                    City  of  New   York,   New  York   State
                    Comptroller   and  Trustee  of  New  York
                    State   and   Local    Retirement   Fund.
                    Oversees 31  investment  companies in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Russell S.          Chairman     (since    1993)    of    The $1 -       $10,001-$50,000
Reynolds, Jr.,      Directorship     Search    Group,    Inc. $10,000
Trustee since 1989  (corporate   governance   consulting  and
Age: 70             executive recruiting);  a life trustee of
                    International      House      (non-profit
                    educational organization),  and a trustee
                    (since 1996) of the Greenwich  Historical
                    Society.  Oversees 31  portfolios  in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Donald W. Spiro,    Chairman  Emeritus  (since  January 1991) $0         Over
Vice Chairman of    of  the  Manager.   Formerly  a  director            $100,000
the Board of        (January   1969-August   1999)   of   the
Trustees,           Manager.  Oversees 31  portfolios  in the
Trustee since 1985  OppenheimerFunds complex.
Age: 76
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Clayton K.          Of Counsel (since 1993),  Hogan & Hartson $50,001-$10$50,001-$100,000
Yeutter, Chairman   (a  law   firm).   Other   directorships:
of the Board of     Caterpillar,   Inc.   (since   1993)  and
Trustees,           Weyerhaeuser  Co. (since 1999).  Oversees
Trustee since 1991  31  portfolios  in  the  OppenheimerFunds
Age: 71             complex.
--------------------------------------------------------------------------------

      The address of Mr. Murphy in the chart below is 498
Seventh Avenue, New York, NY 10018. Mr. Murphy serves for
an indefinite term, until his resignation, retirement,
death or removal.

--------------------------------------------------------------------------------
                           Interested Trustee and Officer
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Name;               Principal  Occupation(s)  During  Past  5 Dollar     Aggregate
                                                                         Dollar
                                                                         Range of
                                                                         Shares
                    Years;                                    Range of   Beneficially
Position(s) Held    Other  Trusteeships/Directorships Held by Shares     Owned in
with Fund;          Trustee;                                  Beneficiallany of the
Length of Service;  Number  of  Portfolios  in  Fund  Complex Owned in   Oppenheimer
Age                 Currently Overseen by Trustee             the Fund   Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2001
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,     Chairman,  Chief  Executive  Officer  and $0            Over
President and       director  (since June 2001) and President             $100,000
Trustee,            (since  September  2000) of the  Manager;
Trustee since 2001  President  and a  director  or trustee of
Age: 53             other Oppenheimer funds;  President and a
                    director    (since    July    2001)    of
                    Oppenheimer    Acquisition   Corp.   (the
                    Manager's  parent holding company) and of
                    Oppenheimer  Partnership  Holdings,  Inc.
                    (a  holding  company  subsidiary  of  the
                    Manager);   a  director  (since  November
                    2001)  of  OppenheimerFunds  Distributor,
                    Inc.  (a   subsidiary  of  the  Manager);
                    Chairman  and  a  director   (since  July
                    2001) of Shareholder  Services,  Inc. and
                    of Shareholder  Financial Services,  Inc.
                    (transfer   agent   subsidiaries  of  the
                    Manager);   President   and  a   director
                    (since  July  2001)  of  OppenheimerFunds
                    Legacy   Program  (a   charitable   trust
                    program  established  by the Manager);  a
                    director  of  the   investment   advisory
                    subsidiaries   of   the   Manager:    OFI
                    Institutional Asset Management,  Inc. and
                    Centennial Asset  Management  Corporation
                    (since November 2001),  HarbourView Asset
                    Management  Corporation  and OFI  Private
                    Investments,   Inc.  (since  July  2001);
                    President  (since November 1, 2001) and a
                    director    (since    July    2001)    of
                    Oppenheimer Real Asset Management,  Inc.;
                    a  director   (since  November  2001)  of
                    Trinity  Investment  Management Corp. and
                    Tremont   Advisers,    Inc.   (Investment
                    advisory   affiliates  of  the  Manager);
                    Executive Vice President  (since February
                    1997)  of   Massachusetts   Mutual   Life
                    Insurance  Company (the Manager's  parent
                    company);  a director  (since  June 1995)
                    of    DBL    Acquisition     Corporation;
                    formerly,    Chief   Operating    Officer
                    (September   2000-June   2001)   of   the
                    Manager;  President and trustee (November
                    1999-November   2001)   of   MML   Series
                    Investment     Fund    and     MassMutual
                    Institutional Funds (open-end  investment
                    companies);    a   director    (September
                    1999-August  2000) of C.M. Life Insurance
                    Company;   President,   Chief   Executive
                    Officer    and    director     (September
                    1999-August  2000) of MML Bay State  Life
                    Insurance   Company;   a  director  (June
                    1989-June  1998) of Emerald  Isle Bancorp
                    and    Hibernia     Savings    Bank    (a
                    wholly-owned  subsidiary  of Emerald Isle
                    Bancorp).  Oversees 69  portfolios in the
                    OppenheimerFunds complex.
--------------------------------------------------------------------------------

     The address of the Officers in the chart below is as
follows: for Messrs. Bartlett, Molleur and Zack and Ms.
Feld, 498 Seventh Avenue, New York, NY 10018, for Messrs.
Masterson, Vottiero and Wixted and Mses. Bechtolt and Ives,
6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer
serves for an annual term or until his or her earlier
resignation, death or removal.

--------------------------------------------------------------------------------
                                Officers of the Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Name;                        Principal Occupation(s) During Past 5 Years
Position(s) Held with Fund;
Length of Service;
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Bruce Bartlett,              Senior  Vice  President  (since  January  1999)  of the
Vice President and           Manager.   Formerly,  Vice  President  of  the  Manager
Portfolio Manager            (April  1995-December 1998). An officer of 6 portfolios
since 1998                   in the OppenheimerFunds complex.
Age:  52
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,             Senior Vice President and Treasurer  (since March 1999)
Treasurer, Principal         of  the  Manager;   Treasurer  (since  March  1999)  of
Financial and Accounting     HarbourView Asset Management  Corporation,  Shareholder
Officer                      Services,   Inc.,  Oppenheimer  Real  Asset  Management
since 1999                   Corporation,   Shareholder  Financial  Services,  Inc.,
Age: 43                      Oppenheimer  Partnership  Holdings,  Inc.,  OFI Private
                             Investments,  Inc. (since March 2000), OppenheimerFunds
                             International  Ltd. and  Oppenheimer  Millennium  Funds
                             plc  (since  May  2000)  and  OFI  Institutional  Asset
                             Management,  Inc.  (since November 2000) (offshore fund
                             management subsidiaries of the Manager);  Treasurer and
                             Chief   Financial   Officer   (since   May   2000)   of
                             Oppenheimer  Trust Company (a trust company  subsidiary
                             of  the  Manager);  Assistant  Treasurer  (since  March
                             1999)   of    Oppenheimer    Acquisition    Corp.   and
                             OppenheimerFunds  Legacy  Program  (since  April 2000);
                             formerly  Principal and Chief Operating  Officer (March
                             1995-March  1999),  Bankers Trust  Company-Mutual  Fund
                             Services  Division.  An officer of 85 portfolios in the
                             OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,             Vice  President/Fund  Accounting of the Manager  (since
Assistant Treasurer          March   2002;    formerly   Vice    President/Corporate
since  2002                  Accounting of the Manager (July  1999-March 2002) prior
Age: 39                      to which he was  Chief  Financial  Officer  at  Sovlink
                             Corporation  (April  1996-June  1999). An officer of 82
                             portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Connie Bechtolt,             Assistant Vice President of the Manager  (since
Assistant Treasurer          September 1998); formerly Manager/Fund Accounting
since 2002                   (September 1994-September 1998) of the Manager. An
Age: 39                      officer of 82 portfolios in the OppenheimerFunds
                             complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,              Senior  Vice  President  (since  May 1985) and  General
Secretary                    Counsel (since  February 2002) of the Manager;  General
since 2001                   Counsel  and  a  director   (since  November  2001)  of
Age: 54                      OppenheimerFunds   Distributor,   Inc.;   Senior   Vice
                             President and General  Counsel (since November 2001) of
                             HarbourView   Asset   Management   Corporation;    Vice
                             President  and a  director  (since  November  2000)  of
                             Oppenheimer  Partnership  Holdings,  Inc.;  Senior Vice
                             President,   General  Counsel  and  a  director  (since
                             November   2001)   of   Shareholder   Services,   Inc.,
                             Shareholder  Financial  Services,   Inc.,  OFI  Private
                             Investments,  Inc.,  Oppenheimer  Trust Company and OFI
                             Institutional  Asset Management,  Inc.; General Counsel
                             (since  November 2001) of Centennial  Asset  Management
                             Corporation;   a  director  (since  November  2001)  of
                             Oppenheimer  Real  Asset  Management,  Inc.;  Assistant
                             Secretary  and a  director  (since  November  2001)  of
                             OppenheimerFunds  International  Ltd.;  Vice  President
                             (since  November  2001)  of   OppenheimerFunds   Legacy
                             Program;    Secretary    (since   November   2001)   of
                             Oppenheimer  Acquisition Corp.; formerly Acting General
                             Counsel  (November  2001-February  2002) and  Associate
                             General   Counsel  (May   1981-October   2001)  of  the
                             Manager;  Assistant Secretary of Shareholder  Services,
                             Inc. (May 1985-November  2001),  Shareholder  Financial
                             Services,    Inc.   (November    1989-November   2001);
                             OppenheimerFunds  International  Ltd.  and  Oppenheimer
                             Millennium Funds plc (October  1997-November  2001). An
                             officer  of  85  portfolios  in  the   OppenheimerFunds
                             complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip T. Masterson,         Vice President and Assistant Counsel of the Manager
Assistant Secretary          (since July 1998); formerly, an associate with Davis,
since 2002                   Graham, & Stubbs LLP (January 1997-June 1998). An
Age: 38                      officer of 82 portfolios in the OppenheimerFunds
                             complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Denis R. Molleur,            Vice  President  and  Senior  Counsel  of  the  Manager
Assistant Secretary          (since  July  1999);  formerly  a  Vice  President  and
since 2001                   Associate Counsel of the Manager  (September  1995-July
Age: 45                      1999).   An   officer   of   82   portfolios   in   the
                             OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Katherine P. Feld,           Vice  President and Senior Counsel (since July 1999) of
Assistant Secretary          the  Manager;  Vice  President  (since  June  1990)  of
since 2001                   OppenheimerFunds  Distributor,   Inc.;  Director,  Vice
Age: 44                      President and Assistant  Secretary (since June 1999) of
                             Centennial   Asset   Management    Corporation;    Vice
                             President   (since  1997)  of  Oppenheimer  Real  Asset
                             Management,   Inc.;   formerly   Vice   President   and
                             Associate   Counsel  of  the  Manager  (June  1990-July
                             1999).   An   officer   of   85   portfolios   in   the
                             OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,            Vice President and Assistant  Counsel (since June 1998)
Assistant Secretary          of  the  Manager;   Vice  President   (since  1999)  of
since 2001                   OppenheimerFunds Distributor,  Inc.; Vice President and
Age: 36                      Assistant   Secretary   (since  1999)  of   Shareholder
                             Services,  Inc.;  Assistant  Secretary  (since December
                             2001)   of   OppenheimerFunds    Legacy   Program   and
                             Shareholder   Financial   Services,    Inc.;   formerly
                             Assistant Vice  President and Assistant  Counsel of the
                             Manager (August  1997-June 1998);  Assistant Counsel of
                             the Manager  (August  1994-August  1997). An officer of
                             85 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      |X|  Remuneration  of  Trustees.  The  officers of the
Fund and one of the  Trustees  of the Fund (Mr.  Murphy) who
are  affiliated  with the  Manager  receive no salary or fee from the Fund.  The remaining  Trustees of the Fund received the  compensation  shown below from the Fund with respect to
the  Fund's   fiscal  year  ended  August  31,   2002.   The
compensation  from all of the Board I Funds  (including  the
Fund)  represents   compensation  received  as  a  director,
trustee  or member of a  committee  of the Board  during the calendar year 2001.

----------------------------------------------------------------------------------
Trustee Name and         For Fiscal Year Ended   For Calendar Year Ended 12/31/01
Other Fund
Position(s)
(as applicable)                08/31/02
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                        Aggregate    Retirement     Estimated         Total
                                                                   Compensation
                                                     Annual          From All
                                                   Retirement      Oppenheimer
                                      Benefits    Benefits Paid  Funds For Which
                                     Accrued as   at Retirement     Individual
                                      Part of    from all Board     Serves As
                       Compensation     Fund         I Funds     Trustee/Director
                        From Fund1    Expenses    (33 Funds) 2      (33 Funds)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Leon Levy                $11,426       $2,721       $137,560         $173,700

----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Robert G. Galli           $6,957       $8,059       $32,766 2       $202,8863
Study Committee Member
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Phillip Griffiths        $3,9144       $2,128        $6,803          $54,889
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Benjamin Lipstein         $9,877        None        $118,911         $150,152
Study Committee
Chairman, Audit
Committee Member
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Joel W. Motley6             $0           $0            $0               $0
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Elizabeth B. Moynihan     $6,957      $10,406        $52,348         $105,760
Study Committee Member
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Kenneth A. Randall        $6,381       $6,332        $76,827         $97,012
Audit Committee
Chairman
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Edward V. Regan           $6,312      $11,027        $42,748         $95,960
Proxy Committee
Chairman, Audit
Committee Member
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Russell S. Reynolds,      $4,722       $6,823        $46,197         $71,792
Jr.
Proxy Committee Member
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Donald Spiro              $4,757       $2,560        $3,625          $64,080
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Clayton K. Yeutter7      $4,7225       $5,207        $31,982         $71,792
Proxy Committee
Member
----------------------------------------------------------------------------------
1.    Aggregate  compensation  from the Fund  includes  fees
   and deferred compensation, if any.
2.    Estimated   annual   retirement   benefits   paid   at
   retirement   is  based  on  a  straight  life  payment  plan
   election.  The amount for Mr.  Galli  includes  $14,818  for serving as a trustee or  director  of 10  Oppenheimer  funds that are not Board I Funds.
3.    Includes  $97,126 for Mr. Galli for serving as trustee
   or  director  of 10  Oppenheimer  funds that are not Board I
   Funds.
4.    Aggregate  total  compensation  from the Fund includes
   $3,914 deferred under Deferred  Compensation  Plan described below.
5.    Aggregate  compensation  from the Fund includes $1,181
   deferred under Deferred Compensation Plan described below.
6.    Elected  to  the  Board  on  October   10,   2002  and
   therefore did not receive any compensation.
7.    Effective  January 1,  2003,  Clayton  Yeutter  became
   Chairman of the Board of  Trustees/Directors of the Board
   I Funds upon the retirement of Leon Levy.

      |X| Retirement Plan for Trustees. The Fund has
adopted a retirement plan that provides for payments to
retired Trustees. Payments are up to 80% of the average
compensation paid during a Trustee's five years of service
in which the highest compensation was received. A Trustee
must serve as trustee for any of the Board I Oppenheimer
funds for at least 15 years to be eligible for the maximum
payment. Each Trustee's retirement benefits will depend on
the amount of the Trustee's future compensation and length
of service. Therefore the amount of those benefits cannot
be determined at this time, nor can we estimate the number
of years of credited service that will be used to determine
those benefits.

      |X| Deferred Compensation Plan for Trustees. The
Board of Trustees has adopted a Deferred Compensation Plan
for disinterested trustees that enables them to elect to
defer receipt of all or a portion of the annual fees they
are entitled to receive from the Fund. Under the plan, the
compensation deferred by a Trustee is periodically adjusted
as though an equivalent amount had been invested in shares
of one or more Oppenheimer funds selected by the Trustee.
The amount paid to the Trustee under the plan will be
determined based upon the performance of the selected
funds.

      Deferral of Trustees' fees under the plan will not
materially affect the Fund's assets, liabilities or net
income per share. The plan will not obligate the Fund to
retain the services of any Trustee or to pay any particular
level of compensation to any Trustee. Pursuant to an Order
issued by the Securities and Exchange Commission, the Fund
may invest in the funds selected by the Trustee under the
plan without shareholder approval for the limited purpose
of determining the value of the Trustee's deferred fee
account.

      |X| Major Shareholders. As of September 26, 2002,
there were no persons who owned of record or were known by
the Fund to own beneficially 5% or more of any class of the
Fund's outstanding Class A, Class B and Class C shares and
the only persons who owned of record or were known by the
Fund to own beneficially 5% or more of the Fund's
outstanding Class N shares and Class Y shares were:

Smith Barney, 7th Floor, 333 West 34th Street, New York, NY
10001-2483, which owned 256,791.895 Class C shares (7.99%
of the outstanding Class C shares).

RPSS TR, Empress International Ltd., 401(k) Plan, 10 Harbor
Park Dr., Port Washington, NY 11050-4648, which owned
6,458.793 Class N shares (6.58% of the outstanding Class N
shares).

RPSS TR IRA, FBO Dennis B. Baskin, P.O. Box 1935, San
Andreas, CA 95249-1935, who owned 5,065.127 Class N shares
(5.16% of the outstanding Class N shares).

Wayne Casteen TR, Murphy Brown Deferred Comp Plan, 2822 W.
NC Highway 24, Warsaw, NC 28398-7952, who owned 8,876.823
Class N shares (9.05% of the outstanding Class N shares).

The Manager. The Manager is wholly-owned by Oppenheimer
Acquisition Corp., a holding company controlled by
Massachusetts Mutual Life Insurance Company.

      |X| Code of Ethics.  The Fund, the Manager and the
Distributor have a Code of Ethics.  It is designed to
detect and prevent improper personal trading by certain
employees, including portfolio managers, that would compete
with or take advantage of the Fund's portfolio
transactions.  Covered persons include persons with
knowledge of the investments and investment intentions of
the Fund and other funds advised by the Manager.  The Code
of Ethics does permit personnel subject to the Code to
invest in securities, including securities that may be
purchased or held by the Fund, subject to a number of
restrictions and controls. Compliance with the Code of
Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's
registration statement filed with the Securities and
Exchange Commission and can be reviewed and copied at the
SEC's Public Reference Room in Washington, D.C.  You can
obtain information about the hours of operation of the
Public Reference Room by calling the SEC at
1.202.942.8090. The Code of Ethics can also be viewed as
part of the Fund's registration statement on the SEC's
EDGAR database at the SEC's Internet website at
www.sec.gov. Copies may be obtained, after paying a
duplicating fee, by electronic request at the following
E-mail address: publicinfo@sec.gov, or by writing to the
SEC's Public Reference Section, Washington, D.C.
20549-0102.

      |X| The Investment Advisory Agreement. The Manager
provides investment advisory and management services to the
Fund under an investment advisory agreement between the
Manager and the Fund. The Manager selects securities for
the Fund's portfolio and handles its day-to-day business.
The portfolio manager of the Fund is employed by the
Manager and is the person who is principally responsible
for the day-to-day management of the Fund's portfolio.
Other members of the Manager's Equity Portfolio Team
provide the portfolio manager with counsel and support in
managing the Fund's portfolio.

      The agreement requires the Manager, at its expense,
to provide the Fund with adequate office space, facilities
and equipment. It also requires the Manager to provide and
supervise the activities of all administrative and clerical
personnel required to provide effective administration for
the Fund. Those responsibilities include the compilation
and maintenance of records with respect to its operations,
the preparation and filing of specified reports, and
composition of proxy materials and registration statements
for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the
Manager under the advisory agreement. The advisory
agreement lists examples of expenses paid by the Fund.  The
major categories relate to interest, taxes, brokerage
commissions, fees to Independent Trustees, legal and audit
expenses, custodian and transfer agent expenses, share
issuance costs, certain printing and registration costs and
non-recurring expenses, including litigation costs.  The
management fees paid by the Fund to the Manager are
calculated at the rates described in the Prospectus, which
are applied to the assets of the Fund as a whole.  The fees
are allocated to each class of shares based upon the
relative proportion of the Fund's net assets represented by
that class.  The management fees paid by the Fund to the
Manager during its last three fiscal years were:

 ------------------------------------------------------------------------------
   Fiscal Year ended 8/31:     Management Fees Paid to OppenheimerFunds, Inc.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
             2000                               $20,119,482
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
             2001                               $19,009,822
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
             2002                               $12,880,111
 ------------------------------------------------------------------------------

      The investment advisory agreement states that in the
absence of willful misfeasance, bad faith, gross negligence
in the performance of its duties or reckless disregard of
its obligations and duties under the investment advisory
agreement, the Manager is not liable for any loss the Fund
sustains for any investment adoption of any investment
policy, or the purchase, sale or retention of any security.

      The agreement permits the Manager to act as
investment advisor for any other person, firm or
corporation and to use the name "Oppenheimer" in connection
with other investment companies for which it may act as
investment advisor or general distributor. If the Manager
shall no longer act as investment advisor to the Fund, the
Manager may withdraw the right of the Fund to use the name
"Oppenheimer" as part of its name.

         |X|      Annual Approval of Investment Advisory
Agreement. Each year, the Board of Trustees, including a
majority of the Independent Trustees, is required to
approve the renewal of the investment advisory agreement.
The Investment Company Act requires that the Board request
and evaluate and the Manager provide such information as
may be reasonably necessary to evaluate the terms of the
investment advisory agreement.  The Board employs an
independent consultant to prepare a report that provides
such information as the Board requests for this purpose.

      The Board also receives information about the 12b-1
distribution fees the Fund pays.  These distribution fees
are reviewed and approved at a different time of the year.
The Board reviewed the foregoing information in arriving at
its decision to renew the investment advisory agreement.
Among other factors, the Board considered:

o     The nature, cost, and quality of the services
         provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The investment performance of the Fund in comparison
         to regular market indices
o     Economies of scale that may be available to the Fund
         from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or
         services received by the Fund from its
         relationship with the Manager, and
o     The direct and indirect benefits the Manager received
         from its relationship with the Fund.  These
         included services provided by the Distributor and
         the Transfer Agent, and brokerage and soft dollar
         arrangements permissible under Section 28(e) of
         the Securities Exchange Act.

      The Board considered that the Manager must be able to
pay and retain high quality personnel at competitive rates
to provide services to the Fund.  The Board also considered
that maintaining the financial viability of the Manager is
important so that the Manager will be able to continue to
provide quality services to the Fund and its shareholders
in adverse times.  The Board also considered the investment
performance of other mutual funds advised by the Manager.
The Board is aware that there are alternatives to the use
of the Manager.

      These matters were also considered by the Independent
Trustees, meeting separately from the full Board with
experienced Counsel to the Fund who assisted the Board in
its deliberations.  The Fund's Counsel is independent of
the Manager within the meaning and intent of the SEC Rules
regarding the independence of counsel.

      After careful deliberation the Board of Trustees
concluded that it was in the best interests of shareholders
to continue the investment advisory agreement for another
year.  In arriving at a decision, the Board did not single
out any one factor or group of factors as being more
important than other factors, but considered all factors
together.  The Board judged the terms and conditions of the
investment advisory agreement, including the investment
advisory fee, in light of all of the surrounding
circumstances.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement.
One of the duties of the Manager under the investment
advisory agreement is to arrange the portfolio transactions
for the Fund. The advisory agreement contains provisions
relating to the employment of broker-dealers to effect the
Fund's portfolio transactions. The Manager is authorized by
the advisory agreement to employ broker-dealers, including
"affiliated" brokers, as that term is defined in the
Investment Company Act. The Manager may employ
broker-dealers that the Manager thinks, in its best
judgment based on all relevant factors, will implement the
policy of the Fund to obtain, at reasonable expense, the
"best execution" of the Fund's portfolio transactions.
"Best execution" means prompt and reliable execution at the
most favorable price obtainable. The Manager need not seek
competitive commission bidding. However, it is expected to
be aware of the current rates of eligible brokers and to
minimize the commissions paid to the extent consistent with
the interests and policies of the Fund as established by
its Board of Trustees.

      Under the investment advisory agreement, the Manager
may select brokers (other than affiliates) that provide
brokerage and/or research services for the Fund and/or the
other accounts over which the Manager or its affiliates
have investment discretion. The commissions paid to such
brokers may be higher than another qualified broker would
charge, if the Manager makes a good faith determination
that the commission is fair and reasonable in relation to
the services provided. Subject to those considerations, as
a factor in selecting brokers for the Fund's portfolio
transactions, the Manager may also consider sales of shares
of the Fund and other investment companies for which the
Manager or an affiliate serves as investment advisor.

Brokerage Practices Followed by the Manager. The Manager
allocates brokerage for the Fund subject to the provisions
of the investment advisory agreement and the procedures and
rules described above. Generally, the Manager's portfolio
traders allocate brokerage based upon recommendations from
the Manager's portfolio managers. In certain instances,
portfolio managers may directly place trades and allocate
brokerage.  In either case, the Manager's executive
officers supervise the allocation of brokerage.

      Transactions in securities other than those for which
an exchange is the primary market are generally done with
principals or market makers.  In transactions on foreign
exchanges, the Fund may be required to pay fixed brokerage
commissions and therefore would not have the benefit of
negotiated commissions available in U.S. markets.
Brokerage commissions are paid primarily for transactions
in listed securities or for certain fixed-income agency
transactions in the secondary market.  Otherwise brokerage
commissions are paid only if it appears likely that a
better price or execution can be obtained by doing so.  In
an option transaction, the Fund ordinarily uses the same
broker for the purchase or sale of the option and any
transaction in the securities to which the option relates.
Other funds advised by the Manager have investment
policies similar to those of the Fund. Those other funds
may purchase or sell the same securities as the Fund at the
same time as the Fund, which could affect the supply and
price of the securities.  If two or more funds advised by
the Manager purchase the same security on the same day from
the same dealer, the transactions under those combined
orders are averaged as to price and allocated in accordance
with the purchase or sale orders actually placed for each
account.

      Most purchases of debt obligations are principal
transactions at net prices.  Instead of using a broker for
those transactions, the Fund normally deals directly with
the selling or purchasing principal or market maker unless
the Manager determines that a better price or execution can
be obtained by using the services of a broker.  Purchases
of portfolio securities from underwriters include a
commission or concession paid by the issuer to the
underwriter.  Purchases from dealers include a spread
between the bid and asked prices.  The Fund seeks to obtain
prompt execution of these orders at the most favorable net
price.

      The investment advisory agreement permits the Manager
to allocate brokerage for research services.  The research
services provided by a particular broker may be useful only
to one or more of the advisory accounts of the Manager and
its affiliates.  The investment research received for the
commissions of those other accounts may be useful both to
the Fund and one or more of the Manager's other accounts.
Investment research may be supplied to the Manager by a
third party at the instance of a broker through which
trades are placed.

      Investment research services include information and
analysis on particular companies and industries as well as
market or economic trends and portfolio strategy, market
quotations for portfolio evaluations, information systems,
computer hardware and similar products and services. If a
research service also assists the Manager in a non-research
capacity (such as bookkeeping or other administrative
functions), then only the percentage or component that
provides assistance to the Manager in the investment
decision-making process may be paid in commission dollars.

      The Board of Trustees permits the Manager to use
stated commissions on secondary fixed-income agency trades
to obtain research if the broker represents to the Manager
that: (i) the trade is not from or for the broker's own
inventory, (ii) the trade was executed by the broker on an
agency basis at the stated commission, and (iii) the trade
is not a riskless principal transaction.
The Board of Trustees permits the Manager to use
commissions on fixed-price offerings to obtain research, in
the same manner as is permitted for agency transactions.

      The research services provided by brokers broadens
the scope and supplements the research activities of the
Manager.  That research provides additional views and
comparisons for consideration, and helps the Manager to
obtain market information for the valuation of securities
that are either held in the Fund's portfolio or are being
considered for purchase.  The Manager provides information
to the Board about the commissions paid to brokers
furnishing such services, together with the Manager's
representation that the amount of such commissions was
reasonably related to the value or benefit of such
services.

-------------------------------------------------------------------------------
   Fiscal Year Ended 8/31:      Total Brokerage Commissions Paid by the Fund1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             2000                                $1,551,0402
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             2001                                $3,838,7033
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
             2002                                $2,307,9974
-------------------------------------------------------------------------------
1.  Amounts  do  not  include   spreads  or  concessions  on
principal transactions on a net trade basis.
2.  In  the  fiscal  year  ended  8/31/00,   the  amount  of
transactions  directed to brokers for research  services was
$691,230,606  and  the  amount  of the  commissions  paid to broker-dealers for those services was $624,828.
3.  In  the  fiscal  year  ended  8/31/01,   the  amount  of
transactions  directed to brokers for research  services was
$1,460,471,538  and the  amount of the  commissions  paid to broker-dealers for those services was $1,651,878.
4.  In  the  fiscal  year  ended  8/31/02,   the  amount  of
transactions  directed to brokers for research  services was
$1,064,536,313  and the  amount of the  commissions  paid to broker-dealers for those services was $1,430,277.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement
with the Fund, the Distributor acts as the Fund's principal
underwriter in the continuous public offering of the Fund's
classes of shares. The Distributor bears the expenses
normally attributable to sales, including advertising and
the cost of printing and mailing prospectuses, other than
those furnished to existing shareholders. The Distributor
is not obligated to sell a specific number of shares.
Expenses normally attributable to sales are borne by the
Distributor.

      The sales charges and concessions paid to, or
retained by, the Distributor from the sale of shares during
the Fund's three most recent fiscal years, and the
contingent deferred sales charges retained by the
Distributor on the redemption of shares for the most recent
fiscal year are shown in the tables below.

-------------------------------------------
Fiscal    Aggregate        Class A
                           Front-End
Year      Front-End Sales  Sales Charges
Ended     Charges on       Retained by
8/31:     Class A Shares   Distributor1
-------------------------------------------
-------------------------------------------
  2000       $4,977,997      $1,530,627
-------------------------------------------
-------------------------------------------
  2001       $5,039,994      $1,431,582
-------------------------------------------
-------------------------------------------
  2002       $2,350,474       $668,545
-------------------------------------------
1. Includes amounts  retained by a broker-dealer  that is an affiliate or a parent of the Distributor.

-----------------------------------------------------------------------------
Fiscal   Concessions on   Concessions on   Concessions on   Concessions on
Year     Class A Shares   Class B Shares   Class C Shares   Class N Shares
Ended    Advanced by      Advanced by      Advanced by      Advanced by
8/31:    Distributor1     Distributor1     Distributor1     Distributor1
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2000       $457,833        $6,360,803        $457,702           N/A
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2001       $993,657        $6,136,274        $470,959         $2,2272
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2002       $204,213        $2,130,360        $174,319         $31,178
-----------------------------------------------------------------------------
1. The Distributor  advances  concession payments to dealers for  certain  sales of Class A shares and for sales of Class
B and Class C shares from its own  resources  at the time of sale.
2. The inception date of Class N shares was March 1, 2001.

-----------------------------------------------------------------------------
Fiscal   Class A          Class B          Class C          Class N
         Contingent       Contingent       Contingent       Contingent
Year     Deferred Sales   Deferred Sales   Deferred Sales   Deferred Sales
Ended    Charges          Charges          Charges          Charges
8/31     Retained by      Retained by      Retained by      Retained by
         Distributor      Distributor      Distributor      Distributor
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
  2002       $21,386         $1,099,479        $22,633            $249
-----------------------------------------------------------------------------

Distribution and Service Plans.  The Fund has adopted a
Service Plan for Class A shares and Distribution and
Service Plans for Class B, Class C and Class N shares under
Rule 12b-1 of the Investment Company Act.  Under those
plans the Fund pays the Distributor for all or a portion of
its costs incurred in connection with the distribution
and/or servicing of the shares of the particular class.

      Under the plans, the Manager and the Distributor may
make payments to affiliates and in their sole discretion,
from time to time, may use their own resources (at no
direct cost to the Fund) to make payments to brokers,
dealers or other financial institutions for distribution
and administrative services they perform.  The Manager may
use its profits from the advisory fee it receives from the
Fund. In their sole discretion, the Distributor and the
Manager may increase or decrease the amount of payments
they make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the
plan continues in effect from year to year but only if the
Fund's Board of Trustees and its Independent Trustees
specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting
called for the purpose of voting on continuing the plan. A
plan may be terminated at any time by the vote of a
majority of the Independent Trustees or by the vote of the
holders of a "majority" (as defined in the Investment
Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees
must approve all material amendments to a plan.  An
amendment to increase materially the amount of payments to
be made under a plan must be approved by shareholders of
the class affected by the amendment.  Because Class B
shares of the Fund automatically convert into Class A
shares after six years, the Fund must obtain the approval
of both Class A and Class B shareholders for a proposed
material amendment to the Class A Plan that would
materially increase payments under the Plan.  That approval
must be by a "majority" (as defined in the Investment
Company Act) of the shares of each Class, voting separately
by class.

      While the Plans are in effect, the Treasurer of the
Fund shall provide separate written reports on the plans to
the Board of Trustees at least quarterly for its review.
The reports shall detail the amount of all payments made
under a plan, the purpose for which the payments were made
and the identity of each recipient of a payment. The
reports on the Class B Plan and Class C Plan shall also
include the Distributor's distribution costs for that
quarter and in the case of the Class B plan the amount of
those costs for previous fiscal periods that have been
carried forward. Those reports are subject to the review
and approval of the Independent Trustees.

      Each Plan states that while it is in effect, the
selection and nomination of those Trustees of the Fund who
are not "interested persons" of the Fund is committed to
the discretion of the Independent Trustees. This does not
prevent the involvement of others in the selection and
nomination process as long as the final decision as to
selection or nomination is approved by a majority of the
Independent Trustees.

     Under the plan for a class, no payment will be made
to any recipient in any quarter in which the aggregate net
asset value of all Fund shares of that class held by the
recipient for itself and its customers does not exceed a
minimum amount, if any, that may be set from time to time
by a majority of the Independent Trustees. The Board of
Trustees has set no minimum amount of assets to qualify for
payments under the plans.

o     Class A Service Plan Fees.  Under the Class A service
plan, the Distributor currently uses the fees it receives
from the Fund to pay brokers, dealers and other financial
institutions (they are referred to as "recipients") for
personal services and account maintenance services they
provide for their customers who hold Class A shares.  The
services include, among others, answering customer
inquiries about the Fund, assisting in establishing and
maintaining accounts in the Fund, making the Fund's
investment plans available and providing other services at
the request of the Fund or the Distributor. While the plan
permits the Board to authorize payments to the Distributor
to reimburse itself for services under the plan, the Board
has not yet done so, except in the case of the special
arrangement described below.  The Distributor makes
payments to plan recipients quarterly at an annual rate not
to exceed 0.25% of the average annual net assets consisting
of Class A shares, held in the accounts of the recipients
or their customers.

      For the fiscal year ended August 31, 2002 payments
under the Class A Plan totaled $3,313,032, of which
$668,545 was retained by the Distributor under the
arrangement described above, and included $156,580  paid to
an affiliate of the Distributor's parent company.  Any
unreimbursed expenses the Distributor incurs with respect
to Class A shares in any fiscal year cannot be recovered in
subsequent years. The Distributor may not use payments
received the Class A Plan to pay any of its interest
expenses, carrying charges, or other financial costs, or
allocation of overhead.

o     Class B, Class C and Class N Service and Distribution
Plan Fees.  Under each plan, service fees and distribution
fees are computed on the average of the net asset value of
shares in the respective class, determined as of the close
of each regular business day during the period. The Class
B, Class C and Class N plans provide for the Distributor to
be compensated at a flat rate, whether the Distributor's
distribution expenses are more or less than the amounts
paid by the Fund under the plan during the period for which
the fee is paid.  The types of services that recipients
provide are similar to the services provided under the
Class A service plan, described above.

      The Class B, Class C and Class N plans permit the
Distributor to retain both the asset-based sales charges
and the service fees or to pay recipients the service fee
on a quarterly basis, without payment in advance.  However,
the Distributor currently intends to pay the service fee to
recipients in advance for the first year after the shares
are purchased.  After the first year shares are
outstanding, the Distributor makes service fee payments
quarterly on those shares.  The advance payment is based on
the net asset value of shares sold.  Shares purchased by
exchange do not qualify for the advance service fee
payment.  If Class B, Class C or Class N shares are
redeemed during the first year after their purchase, the
recipient of the service fees on those shares will be
obligated to repay the Distributor a pro rata portion of
the advance payment of the service fee made on those shares.

      The Distributor retains the asset-based sales charge
on Class B and Class N shares.  The Distributor retains the
asset-based sales charge on Class C shares during the first
year the shares are outstanding.  It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares
outstanding for a year or more.  If a dealer has a special
agreement with the Distributor, the Distributor will pay
the Class B, Class C and/or Class N service fee and the
asset-based sales charge to the dealer quarterly in lieu of
paying the sales concessions and service fee in advance at
the time of purchase.

      The asset-based sales charges on Class B, Class C and
Class N shares allow investors to buy shares without a
front-end sales charge while allowing the Distributor to
compensate dealers that sell those shares.  The Fund pays
the asset-based sales charges to the Distributor for its
services rendered in distributing Class B, Class C and
Class N shares.  The payments are made to the Distributor
in recognition that the Distributor:

o     pays  sales  concessions  to  authorized  brokers  and
            dealers  at the time of sale  and  pays  service
            fees as described above,
o     may finance  payment of sales  concessions  and/or the
            advance   of  the   service   fee   payment   to
            recipients  under the plans, or may provide such
            financing  from  its own  resources  or from the
            resources of an affiliate,
o     employs personnel to support  distribution of Class B,
            Class C and Class N shares,
o     bears the costs of sales literature, advertising and
            prospectuses (other than those furnished to
            current shareholders) and state "blue sky"
            registration fees and certain other
            distribution expenses, may not be able to
            adequately compensate dealers that sell Class
            B, Class C and Class N shares without receiving
            payment under the plans and therefore may not
            be able to offer such Classes for sale absent
            the plans,
o     receives payments under the plans consistent with the
            service fees and asset-based sales charges paid
            by other non-proprietary funds that charge
            12b-1 fees,
o     may use the payments under the plan to include the
            Fund in various third-party distribution
            programs that may increase sales of Fund shares,
o     may experience increased difficulty selling the
            Fund's shares if payments under the plan are
            discontinued because most competitor funds have
            plans that pay dealers for rendering
            distribution services as much or more than the
            amounts currently being paid by the Fund, and
o     may not be able to continue providing, at the same or
            at a lesser cost, the same quality distribution
            sales efforts and services, or to obtain such
            services from brokers and dealers, if the plan
            payments were to be discontinued.

      When Class B, Class C or Class N shares are sold
without the designation of a broker-dealer, the Distributor
is automatically designated as the broker-dealer of record.
In those cases, the Distributor retains the service fee and
asset-based sales charge paid on Class B, Class C and Class
N shares.

      The Distributor's actual expenses in selling Class B,
Class C and Class N shares may be more than the payments it
receives from the contingent deferred sales charges
collected on redeemed shares and from the Fund under the
plans.  If the Class B, Class C or Class N plan is
terminated by the Fund, the Board of Trustees may allow the
Fund to continue payments of the asset-based sales charge
to the Distributor for distributing shares before the plan
was terminated.

--------------------------------------------------------------------------------
     Distribution Fees Paid to the Distributor for the Year Ended 8/31/02
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class:        Total          Amount         Distributor's      Distributor's
                                            Aggregate          Unreimbursed
                                            Unreimbursed       Expenses as %
              Payments       Retained by    Expenses Under     of Net Assets
              Under Plan     Distributor    Plan               of Class
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Plan    $4,141,613    $3,277,8611      $11,192,681          3.52%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Plan     $931,561      $193,6572        $1,590,674          2.11%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Plan      $8,087         $8,000          $56,842            2.53%
--------------------------------------------------------------------------------
1.   Includes   $73,823   paid  to  an   affiliate   of  the
Distributor's parent company.
2.   Includes   $30,375   paid  to  an   affiliate   of  the
Distributor's parent company.

      All  payments  under the Class B,  Class C and Class N
plans are subject to the limitations  imposed by the Conduct
Rules of the National  Association  of  Securities  Dealers,
Inc. on payments of  asset-based  sales  charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a
variety of terms to illustrate its investment performance.
Those terms include "cumulative total return," "average
annual total return," "average annual total return at net
asset value" and "total return at net asset value." An
explanation of how total returns are calculated is set
forth below. The charts below show the Fund's performance
as of the Fund's most recent fiscal year end. You can
obtain current performance information by calling the
Fund's Transfer Agent at 1.800.225.5677 or by visiting the
OppenheimerFunds Internet website at
www.oppenheimerfunds.com.
------------------------

      The Fund's illustrations of its performance data in
advertisements must comply with rules of the Securities and
Exchange Commission. Those rules describe the types of
performance data that may be used and how it is to be
calculated. In general, any advertisement by the Fund of
its performance data must include the average annual total
returns for the advertised class of shares of the Fund.
Those returns must be shown for the 1-, 5- and 10-year
periods (or the life of the class, if less) ending as of
the most recently ended calendar quarter prior to the
publication of the advertisement (or its submission for
publication).

      Use of standardized performance calculations enables
an investor to compare the Fund's performance to the
performance of other funds for the same periods. However, a
number of factors should be considered before using the
Fund's performance information as a basis for comparison
with other investments:

      Total returns measure the performance of a
hypothetical account in the Fund over various periods and
do not show the performance of each shareholder's account.
Your account's performance will vary from the model
performance data if your dividends are received in cash, or
you buy or sell shares during the period, or you bought
your shares at a different time and price than the shares
used in the model.
o     The Fund's performance returns may not reflect the
         effect of taxes on dividends and capital gains
         distributions.

o     An investment in the Fund is not insured by the FDIC
         or any other government agency.
o     The principal value of the Fund's shares and total
         returns are not guaranteed and normally will
         fluctuate on a daily basis.
o     When an investor's shares are redeemed, they may be
         worth more or less than their original cost.
o     Total returns for any given past period represent
         historical performance information and are not,
         and should not be considered, a prediction of
         future returns.

      The performance of each class of shares is shown
separately, because the performance of each class of shares
will usually be different. That is because of the different
kinds of expenses each class bears. The total returns of
each class of shares of the Fund are affected by market
conditions, the quality of the Fund's investments, the
maturity of debt investments, the types of investments the
Fund holds, and its operating expenses that are allocated
to the particular class.

      |X| Total Return Information. There are different
types of "total returns" to measure the Fund's performance.
Total return is the change in value of a hypothetical
investment in the Fund over a given period, assuming that
all dividends and capital gains distributions are
reinvested in
additional shares and that the investment is redeemed at
the end of the period. Because of differences in expenses
for each class of shares, the total returns for each class
are separately measured. The cumulative total return
measures the change in value over the entire period (for
example, ten years). An average annual total return shows
the average rate of return for each year in a period that
would produce the cumulative total return over the entire
period. However, average annual total returns do not show
actual year-by-year performance. The Fund uses standardized
calculations for its total returns as prescribed by the
SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the
current maximum sales charge of 5.75% (as a percentage of
the offering price) is deducted from the initial investment
("P") (unless the return is shown without sales charge, as
described below). For Class B shares, payment of the
applicable contingent deferred sales charge is applied,
depending on the period for which the return is shown: 5.0%
in the first year, 4.0% in the second year, 3.0% in the
third and fourth years, 2.0% in the fifth year, 1.0% in the
sixth year and none thereafter. For Class C shares, the 1%
contingent deferred sales charge is deducted for returns
for the one-year period. For Class N shares, the 1%
contingent deferred sales charge is deducted for returns
for the one year period, and, if applicable, the total
returns for the periods prior to March 1, 2001 (the
inception date for
Class N shares) is based on the Fund's Class A returns,
adjusted to reflect the higher Class N 12b-1 fees. There is
no sales charge for Class Y shares.

o     Average Annual Total Return. The "average annual
total return" of each class is an average annual compounded
rate of return for each year in a specified number of
years. It is the rate of return based on the change in
value of a hypothetical initial investment of $1,000 ("P"
in the formula below) held for a number of years ("n" in
the formula) to achieve an Ending Redeemable Value ("ERV"
in the formula) of that investment, according to the
following formula:

ERV   l/n - 1   Average Annual Total
                Return
  P

o     Average Annual Total Return (After Taxes on
Distributions). The "average annual total return (after
taxes on distributions)" of Class A shares is an average
annual compounded rate of return for each year in a
specified number of years, adjusted to show the effect of
federal taxes (calculated using the highest individual
marginal federal income tax rates in effect on any
reinvestment date) on any distributions made by the Fund
during the specified period. It is the rate of return based
on the change in value of a hypothetical initial investment
of $1,000 ("P" in the formula below) held for a number of
years ("n" in the formula) to achieve an ending value
("ATVD" in the formula) of that investment, after taking
into account the effect of taxes on Fund distributions, but
not on the redemption of Fund shares, according to the
following formula:

ATVD        - 1=  Average Annual Total Return (After Taxes on
----
1/n         Distributions)
  P

o     Average Annual Total Return (After Taxes on
Distributions and Redemptions).  The "average annual total
return (after taxes on distributions and redemptions)" of
Class A shares is an average annual compounded rate of
return for each year in a specified number of years,
adjusted to show the effect of federal taxes (calculated
using the highest individual marginal federal income tax
rates in effect on any reinvestment date) on any
distributions made by the Fund during the specified period
and the effect of capital gains taxes or capital loss tax
benefits (each calculated using the highest federal
individual capital gains tax rate in effect on the
redemption date) resulting from the redemption of the
shares at the end of the period. It is the rate of return
based on the change in value of a hypothetical initial
investment of $1,000 ("P" in the formula below) held for a
number of years ("n" in the formula) to achieve an ending
value ("ATVDR" in the formula) of that investment, after
taking into account the effect of taxes on fund
distributions and on the redemption of Fund shares,
according to the following formula:

ATVDR       - 1=  Average Annual Total Return (After Taxes on
-----
1/n         Distributions and Redemption)
  P

o     Cumulative Total Return.  The "cumulative total
return" calculation measures the change in value of a
hypothetical investment of $1,000 over an entire period of
years.  Its calculation uses some of the same factors as
average annual total return, but it does not average the
rate of return on an annual basis.  Cumulative total return
is determined as follows:

 ERV - P   = Total Return
-----------
    P

o     Total Returns at Net Asset Value.  From time to time
the Fund may also quote a cumulative or an average annual
total return "at net asset value" (without deducting sales
charges) for Class A, Class B, Class C or Class N shares.
There is no sales charge on Class Y shares.  Each is based
on the difference in net asset value per share at the
beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent
deferred sales charges) and takes into consideration the
reinvestment of dividends and capital gains distributions.

-------------------------------------------------------------------------------
            The Fund's Total Returns for the Periods Ended 8/31/02
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
         Cumulative Total             Average Annual Total Returns
Class    Returns (10
of       years or Life of
Shares   Class)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                                  5-Year           10-Year
                                1-Year              (or              (or
                                              life-of-class)   life-of-class)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
         After    Without  After    Without  After    Without  After   Without
         Sales    Sales    Sales    Sales    Sales    Sales    Sales   Sales
         Charge   Charge   Charge   Charge   Charge   Charge   Charge  Charge
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class A   96.20%  108.18%  -21.55%  -16.77%   -4.14%   -3.00%   6.97%   7.61%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class B  74.08%1  74.08%1  -21.52%  -17.39%   -4.02%   -3.75%  6.32%1  6.32%1
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class C  22.52%2  22.52%2  -18.22%  -17.39%   -3.75%   -3.75%  3.02%2  3.02%2
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class N  -32.35%3 -31.68%3 -17.82%  -17.00%  -22.94%3 -22.43%3   N/A     N/A
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Class Y  76.82%4    N/A    -16.50%    N/A     -2.74%   -2.74%  7.15%4  7.15%4
-------------------------------------------------------------------------------
1. Inception of Class B:      8/17/93
2. Inception of Class C:      11/1/95
3. Inception of Class N:      3/01/01
4. Inception of Class Y:      6/1/94

------------------------------------------------------------------------------
    Average Annual Total Returns for Class A Shares (After Sales Charge)
                        For the Periods Ended 8/31/02
------------------------------------------------------------------------------
------------------------------------------------------------------------------
                                1-Year           5-Year          10-Year
------------------------------------------------------------------------------
------------------------------------------------------------------------------
After       Taxes       on     -21.70%           -5.81%           4.73%
Distributions
------------------------------------------------------------------------------
------------------------------------------------------------------------------
After Taxes on
Distributions and              -13.11%           -3.22%           5.26%
Redemption of Fund Shares
------------------------------------------------------------------------------

Other  Performance   Comparisons.   The  Fund  compares  its
performance    annually   to   that   of   an    appropriate
broadly-based   market   index  in  its  Annual   Report  to
shareholders.  You can obtain
that information by contacting the Transfer Agent at the
addresses or telephone numbers shown on the cover of this
Statement of Additional Information.  The Fund may also
compare its performance to that of other investments,
including other mutual funds, or use rankings of its
performance by independent ranking entities.  Examples of
these performance comparisons are set forth below.

o     Lipper Rankings.  From time to time the Fund may
publish the ranking of the performance of its classes of
shares by Lipper Inc. ("Lipper").  Lipper is a
widely-recognized independent mutual fund monitoring
service.  Lipper monitors the performance of regulated
investment companies, including the Fund, and ranks their
performance for various periods in categories based on
investment styles.  The performance of the Fund is ranked
by Lipper against all other growth funds. The Lipper
performance rankings are based on total returns that
include the reinvestment of capital gain distributions and
income dividends but do not take sales charges or taxes
into consideration.  Lipper also publishes "peer-group"
indices of the performance of all mutual funds in a
category that it monitors and averages of the performance
of the funds in particular categories.

o     Morningstar Ratings. From time to time the Fund may
publish the star rating of the performance of its classes
of shares by Morningstar, Inc., an independent mutual fund
monitoring service.  Morningstar ranks mutual funds in
their specialized market sector.  The Fund is ranked among
domestic stock funds.

      Morningstar proprietary star ratings reflect
historical risk-adjusted total investment return. For each
fund with at least a three-year history, Morningstar
calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in
a fund's monthly performance (including the effects of
sales charges, loads, and redemption fees), placing more
emphasis on downward variations and rewarding consistent
performance.   The top 10% of funds in each category
receive 5 stars, the next 22.5% receive 4 stars, the next
35% receive 3 stars, the next 22.5% receive 2 stars, and
the bottom 10% receive 1 star.  (Each share class is
counted as a fraction of one fund within this scale and
rated separately, which may cause slight variations in the
distribution percentages.) The Overall Morningstar Rating
for a fund is derived from a weighted average of the
performance figures associated with its three-, five-and
ten-year (if applicable) Morningstar Rating metrics.

      The Fund may also compare its performance to that of
other funds in its Morningstar category. In addition to its
star ratings, Morningstar also categorizes and compares a
fund's 3-year performance based on Morningstar's
classification of the fund's investments and investment
style, rather than how a fund defines its investment
objective. Morningstar's four broad categories (domestic
equity, international equity, municipal bond and taxable
bond) are each further subdivided into categories based on
types of investments and investment styles. Those
comparisons by Morningstar are based on the same risk and
return measurements as its star rankings but do not
consider the effect of sales charges.

o     Performance Rankings and Comparisons by Other
Entities and Publications. From time to time the Fund may
include in its advertisements and sales literature
performance information about the Fund cited in newspapers
and other periodicals such as The New York Times, The Wall
Street Journal, Barron's, or similar publications. That
information may include performance quotations from other
sources, including Lipper and Morningstar. The performance
of the Fund's classes of shares may be compared in
publications to the performance of various market indices
or other investments, and averages, performance rankings or
other benchmarks prepared by recognized mutual fund
statistical services.

      Investors may also wish to compare the returns on the
Fund's share classes to the return on fixed-income
investments available from banks and thrift institutions.
Those include certificates of deposit, ordinary
interest-paying checking and savings accounts, and other
forms of fixed or variable time deposits, and various other
instruments such as Treasury bills. However, the Fund's
returns and share price are not guaranteed or insured by
the FDIC or any other agency and will fluctuate daily,
while bank depository obligations may be insured by the
FDIC and may provide fixed rates of return. Repayment of
principal and payment of interest on Treasury securities is
backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or
ratings of the Manager or Transfer Agent, and of the
investor services provided by them to shareholders of the
Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves. Those ratings or rankings of
shareholder and investor services by third parties may
include comparisons of their services to those provided by
other mutual fund families selected by the rating or
ranking services. They may be based upon the opinions of
the rating or ranking service itself, using its research or
judgment, or based upon surveys of investors, brokers,
shareholders or others.

      From time to time the Fund may include in its
advertisements and sales literature the total return
performance of a hypothetical investment account that
includes shares of the fund and other Oppenheimer funds.
The combined account may be part of an illustration of an
asset allocation model or similar presentation. The account
performance may combine total return performance of the
fund and the total return performance of other Oppenheimer
funds included in the account. Additionally, from time to
time, the Fund's advertisements and sales literature may
include, for illustrative or comparative purposes,
statistical data or other information about general or
specific market and economic conditions. That may include,
for example,
o     information   about   the   performance   of   certain
      securities  or  commodities  markets  or  segments  of
      those markets,
o     information  about the performance of the economies of
      particular countries or regions,
o     the  earnings  of  companies  included  in segments of
      particular  industries,  sectors,  securities markets,
      countries or regions,
o     the  availability  of different types of securities or
      offerings of securities,
o     information  relating  to the gross  national or gross
      domestic   product  of  the  United  States  or  other
      countries or regions,
o     comparisons  of various  market  sectors or indices to
      demonstrate     performance,     risk,     or    other
      characteristics of the Fund.

ABOUT your account

How to Buy Shares

Additional information is presented below about the methods
that can be used to buy shares of the Fund. Appendix B
contains more information about the special sales charge
arrangements offered by the Fund, and the circumstances in
which sales charges may be reduced or waived for certain
classes of investors.

AccountLink.  When shares are purchased through
AccountLink, each purchase must be at least $25. Effective
November 1, 2002, for any new Asset Builder Plan, each
purchase through AccountLink must be at least $50 and
                                                  ---
shareholders must invest at least $500 before an Asset
Builder Plan can be established on a new account. Accounts
established prior to November 1, 2001, will remain at $25
for additional purchases. Shares will be purchased on the
regular business day the Distributor is instructed to
initiate the Automated Clearing House ("ACH") transfer to
buy the shares.  Dividends will begin to accrue on shares
purchased with the proceeds of ACH transfers on the
business day the Fund receives Federal Funds for the
purchase through the ACH system before the close of The New
York Stock Exchange. The Exchange normally closes at 4:00
P.M., but may close earlier on certain days.  If Federal
Funds are received on a business day after the close of the
Exchange, the shares will be purchased and dividends will
begin to accrue on the next regular business day.  The
proceeds of ACH transfers are normally received by the Fund
three days after the transfers are initiated. If the
proceeds of the ACH transfer are not received on a timely
basis, the Distributor reserves the right to cancel the
purchase order. The Distributor and the Fund are not
responsible for any delays in purchasing shares resulting
from delays in ACH transmissions.

Reduced Sales Charges.  As discussed in the Prospectus, a
reduced sales charge rate may be obtained for Class A
shares under Right of Accumulation and Letters of Intent
because of the economies of sales efforts and reduction in
expenses realized by the Distributor, dealers and brokers
making such sales.  No sales charge is imposed in certain
other circumstances described in Appendix B to this
Statement of Additional Information because the Distributor
or dealer or broker incurs little or no selling expenses.

      |X|   Right of Accumulation. To qualify for the lower
sales charge rates that apply to larger purchases of Class
A shares, you and your spouse can add together:
o     Class A and Class B shares you purchase for your
            individual accounts (including IRAs and 403(b)
            plans), or for your joint accounts, or for
            trust or custodial accounts on behalf of your
            children who are minors, and
o     Current purchases of Class A and Class B shares of
            the Fund and other Oppenheimer funds to reduce
            the sales charge rate that applies to current
            purchases of Class A shares, and
o     Class A and Class B shares of Oppenheimer funds you
            previously purchased subject to an initial or
            contingent deferred sales charge to reduce the
            sales charge rate for current purchases of
            Class A shares, provided that you still hold
            your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a
trust, estate or other fiduciary account (including one or
more employee benefit plans of the same employer) that has
multiple accounts. The Distributor will add the value, at
current offering price, of the shares you previously
purchased and currently own to the value of current
purchases to determine the sales charge rate that applies.
The reduced sales charge will apply only to current
purchases. You must request it when you buy shares.

The Oppenheimer Funds.  The Oppenheimer funds are those
mutual funds for which the Distributor acts as the
distributor and currently include the following:

Oppenheimer Bond Fund                     Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer New York Municipal Fund
Oppenheimer Capital Preservation Fund     Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund           Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer  Quest  Capital  Value Fund,
Oppenheimer Champion Income Fund          Inc.
                                          Oppenheimer  Quest  Global  Value  Fund,
Oppenheimer Convertible Securities Fund   Inc.
Oppenheimer Developing Markets Fund       Oppenheimer Quest Opportunity Value Fund
Oppenheimer Disciplined Allocation Fund   Oppenheimer Quest Value Fund, Inc.
Oppenheimer Discovery Fund                Oppenheimer Real Asset Fund
                                          Oppenheimer      Rochester      National
Oppenheimer Emerging Growth Fund          Municipals
Oppenheimer Emerging Technologies Fund    Oppenheimer Senior Floating Rate Fund
Oppenheimer Enterprise Fund               Oppenheimer Small Cap Value Fund
Oppenheimer Europe Fund                   Oppenheimer Strategic Income Fund
Oppenheimer Global Fund                   Oppenheimer Total Return Fund, Inc.
Oppenheimer Global Growth & Income Fund   Oppenheimer Trinity Core Fund
                                          Oppenheimer  Trinity  Large  Cap  Growth
Oppenheimer Gold & Special Minerals Fund  Fund
Oppenheimer Growth Fund                   Oppenheimer Trinity Value Fund
Oppenheimer High Yield Fund               Oppenheimer U.S. Government Trust
Oppenheimer International Bond Fund       Oppenheimer Value Fund
Oppenheimer International Growth Fund     Limited-Term New York Municipal Fund
Oppenheimer  International  Small Company
Fund                                      Rochester Fund Municipals
Oppenheimer Limited-Term Government Fund  OSM1- Gartmore Millennium Growth Fund II
Oppenheimer Limited Term Municipal Fund   OSM1 - Jennison Growth Fund
Oppenheimer  Main Street  Growth & Income OSM1 -  Mercury  Advisors  S&P 500 Index
Fund                                      Fund
                                          OSM1 -  Mercury  Advisors  Focus  Growth
Oppenheimer Main Street Opportunity Fund  Fund
Oppenheimer Main Street Small Cap Fund    OSM1 - QM Active Balanced Fund
Oppenheimer MidCap Fund                   OSM1 - Salomon Brothers All Cap Fund
Oppenheimer Multiple Strategies Fund
And the following money market funds:

Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust
Centennial Government Trust               Oppenheimer Cash Reserves
Centennial Money Market Trust             Oppenheimer Money Market Fund, Inc.
1 - "OSM" stands for Oppenheimer Select Managers

      There is an initial sales charge on the purchase of
Class A shares of each of the Oppenheimer funds described
above except the money market funds. Under certain
circumstances described in this Statement of Additional
Information, redemption proceeds of certain money market
fund shares may be subject to a contingent deferred sales
charge.

Letters of Intent.  Under a Letter of Intent, if you
purchase Class A shares or Class A and Class B shares of
the Fund and other Oppenheimer funds during a 13-month
period, you can reduce the sales charge rate that applies
to your purchases of Class A shares.  The total amount of
your intended purchases of both Class A and Class B shares
will determine the reduced sales charge rate for the Class
A shares purchased during that period.  You can include
purchases made up to 90 days before the date of the
Letter.  Letters of Intent do not consider Class C or Class
N shares you purchase or may have purchased.

      A Letter of Intent is an investor's statement in
writing to the Distributor of the intention to purchase
Class A shares or Class A and Class B shares of the Fund
(and other Oppenheimer funds) during a 13-month period (the
"Letter of Intent period"). At the investor's request, this
may include purchases made up to 90 days prior to the date
of the Letter.  The Letter states the investor's intention
to make the aggregate amount of purchases of shares which,
when added to the investor's holdings of shares of those
funds, will equal or exceed the amount specified in the
Letter.  Purchases made by reinvestment of dividends or
distributions of capital gains and purchases made at net
asset value without sales charge do not count toward
satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and
Class B shares purchased under the Letter to obtain the
reduced sales charge rate on purchases of Class A shares of
the Fund (and other Oppenheimer funds) that applies under
the Right of Accumulation to current purchases of Class A
shares.  Each purchase of Class A shares under the Letter
will be made at the offering price (including the sales
charge) that applies to a single lump-sum purchase of
shares in the amount intended to be purchased under the
Letter.

      In submitting a Letter, the investor makes no
commitment to purchase shares. However, if the investor's
purchases of shares within the Letter of Intent period,
when added to the value (at offering price) of the
investor's holdings of shares on the last day of that
period, do not equal or exceed the intended purchase
amount, the investor agrees to pay the additional amount of
sales charge applicable to such purchases. That amount is
described in "Terms of Escrow," below (those terms may be
amended by the Distributor from time to time).  The
investor agrees that shares equal in value to 5% of the
intended purchase amount will be held in escrow by the
Transfer Agent subject to the Terms of Escrow.  Also, the
investor agrees to be bound by the terms of the Prospectus,
this Statement of Additional Information and the
application used for a Letter of Intent. If those terms are
amended, as they may be from time to time by the Fund, the
investor agrees to be bound by the amended terms and that
those amendments will apply automatically to existing
Letters of Intent.

      If the total eligible purchases made during the
Letter of Intent period do not equal or exceed the intended
purchase amount, the concessions previously paid to the
dealer of record for the account and the amount of sales
charge retained by the Distributor will be adjusted to the
rates applicable to actual total purchases.  If total
eligible purchases during the Letter of Intent
period exceed the intended purchase amount and exceed the
amount needed to qualify for the next sales charge rate
reduction set forth in the Prospectus, the sales charges
paid will be adjusted to the lower rate. That adjustment
will be made only if and when the dealer returns to the
Distributor the excess of the amount of concessions allowed
or paid to the dealer over the amount of concessions that
apply to the actual amount of purchases.  The excess
concessions returned to the Distributor will be used to
purchase additional shares for the investor's account at
the net asset value per share in effect on the date of such
purchase, promptly after the Distributor's receipt thereof.

      The Transfer  Agent will not hold shares in escrow for
purchases of shares of the Fund and other  Oppenheimer funds by  OppenheimerFunds  prototype  401(k) plans under a Letter of Intent.  If the intended  purchase  amount under a Letter of  Intent  entered  into by an  OppenheimerFunds  prototype
401(k) plan is not  purchased  by the plan by the end of the
Letter of Intent  period,  there  will be no  adjustment  of
concessions   paid  to  the   broker-dealer   or   financial
institution  of record for accounts held in the name of that plan.

      In determining the total amount of purchases made
under a Letter, shares redeemed by the investor prior to
the termination of the Letter of Intent period will be
deducted.  It is the responsibility of the dealer of record
and/or the investor to advise the Distributor about the
Letter in placing any purchase orders for the investor
during the Letter of Intent period.  All of such purchases
must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent
purchases if necessary) made pursuant to a Letter, shares
of the Fund equal in value up to 5% of the intended
purchase amount specified in the Letter shall be held in
escrow by the Transfer Agent.  For example, if the intended
purchase amount is $50,000, the escrow shall be shares
valued in the amount of $2,500 (computed at the offering
price adjusted for a $50,000 purchase).  Any dividends and
capital gains distributions on the escrowed shares will be
credited to the investor's account.

      2. If the total minimum investment specified under
the Letter is completed within the thirteen-month Letter of
Intent period, the escrowed shares will be promptly
released to the investor.

      3. If, at the end of the 13-month Letter of Intent
period the total purchases pursuant to the Letter are less
than the intended purchase amount specified in the Letter,
the investor must remit to the Distributor an amount equal
to the difference between the dollar amount of sales
charges actually paid and the amount of sales charges which
would have been paid if the total amount purchased had been
made at a single time.  That sales charge adjustment will
apply to any shares redeemed prior to the completion of the
Letter.  If the difference in sales charges is not paid
within twenty days after a request from the Distributor or
the dealer, the Distributor will, within sixty days of the
expiration of the Letter, redeem the number of escrowed
shares necessary to realize such difference in sales
charges.  Full and fractional shares remaining after such
redemption will be released from escrow.  If a request is
received to redeem escrowed shares prior to the payment of
such additional sales charge, the sales charge will be
withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably
constitutes and appoints the Transfer Agent as
attorney-in-fact to surrender for redemption any or all
escrowed shares.

5.    The shares eligible for purchase under the Letter (or
the holding of which may be counted toward completion of a
Letter) include:
(a)   Class A shares sold with a front-end sales charge or
            subject to a Class A contingent deferred sales
            charge,

(b)   Class B shares of other Oppenheimer funds acquired
            subject to a contingent deferred sales charge,
            and
(c)   Class A or Class B shares acquired by exchange of
            either (1) Class A shares of one of the other
            Oppenheimer funds that were acquired subject to
            a Class A initial or contingent deferred sales
            charge or (2) Class B shares of one of the
            other Oppenheimer funds that were acquired
            subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically
be exchanged for shares of another fund to which an
exchange is requested, as described in the section of the
Prospectus entitled "How to Exchange Shares" and the escrow
will be transferred to that other fund.

Asset Builder Plans.  To establish an Asset Builder Plan to
buy shares directly from a bank account, you must enclose a
check (the minimum is $25) for the initial purchase with
your application. Currently, the minimum investment is $25
to establish an Asset Builder Plan, and will remain at $25
for those accounts established prior to November 1, 2002.
However, as described above under "AccountLink," for Asset
Builder Plans established on or after November 1, 2002, the
minimum investment for new Asset Builder Plans will
increase to $50, each purchase must be at least $50 and
                                                    ---
shareholders must invest at least $500 before an Asset
Builder Plan can be established. Shares purchased by Asset
Builder Plan payments from bank accounts are subject to the
redemption restrictions for recent purchases described in
the Prospectus.  Asset Builder Plans are available only if
your bank is an ACH member.  Asset Builder Plans may not be
used to buy shares for OppenheimerFunds employer-sponsored
qualified retirement accounts.  Asset Builder Plans also
enable shareholders of Oppenheimer Cash Reserves to use
their fund account to make monthly automatic purchases of
shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to
purchase shares of the Fund, your bank account will be
debited automatically.  Normally the debit will be made two
business days prior to the investment dates you selected on
your application.  Neither the Distributor, the Transfer
Agent nor the Fund shall be responsible for any delays in
purchasing shares that result from delays in ACH
transmissions.

      Before you establish Asset Builder payments, you
should obtain a prospectus of the selected fund(s) from
your financial advisor (or the Distributor) and request an
application from the Distributor.  Complete the application
and return it.  You may change the amount of your Asset
Builder payment or you can terminate these automatic
investments at any time by writing to the Transfer Agent.
The Transfer Agent requires a reasonable period
(approximately 10 days) after receipt of your instructions
to implement them.  The Fund reserves the right to amend,
suspend or discontinue offering Asset Builder plans at any
time without prior notice.

Retirement Plans. Certain types of retirement plans are
entitled to purchase shares of the Fund without sales
charge or at reduced sales charge rates, as described in
Appendix B to this Statement of Additional Information.
Certain special sales charge arrangements described in that
Appendix apply to retirement plans whose records are
maintained on a daily valuation basis by Merrill Lynch
Pierce Fenner & Smith, Inc. ("Merrill Lynch") or an
independent record keeper that has a contract or special
arrangement with Merrill Lynch. If on the date the plan
sponsor signed the Merrill Lynch record keeping service
agreement the plan has less than $3 million in assets
(other than assets invested in money market funds) invested
in applicable investments, then the retirement plan may
purchase only Class B shares of the Oppenheimer funds. Any
retirement plans in that category that currently invest in
Class B shares of the Fund will have their Class B shares
converted to Class A shares of the Fund when the plan's
applicable investments reach $5 million.  OppenheimerFunds
has entered into arrangements with certain record keepers
whereby the Transfer Agent compensates the record keeper
for its record keeping and account servicing functions that
it performs on behalf of the participant level accounts of
a retirement plan.  While such compensation may act to
reduce the record keeping fees charged by the retirement
plan's record keeper, that compensation arrangement may be
terminated at any time, potentially affecting the record
keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders.  Cancellation of purchase
orders for the Fund's shares (for example, when a purchase
check is returned to the Fund unpaid) causes a loss to be
incurred when the net asset values of the Fund's shares on
the cancellation date is less than on the purchase date.
That loss is equal to the amount of the decline in the net
asset value per share multiplied by the number of shares in
the purchase order. The investor is responsible for that
loss. If the investor fails to compensate the Fund for the
loss, the Distributor will do so. The Fund may reimburse
the Distributor for that amount by redeeming shares from
any account registered in that investor's name, or the Fund
or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund
represents an interest in the same portfolio of investments
of the Fund.  However, each class has different shareholder
privileges and features.  The net income attributable to
Class B, Class C or Class N shares and the dividends
payable on Class B, Class C or Class N shares will be
reduced by incremental expenses borne solely by that class.
Those expenses include the asset-based sales charges to
which Class B, Class C and Class N shares are subject.

      The availability of different classes of shares
permits an investor to choose the method of purchasing
shares that is more appropriate for the investor. That may
depend on the amount of the purchase, the length of time
the investor expects to hold shares, and other relevant
circumstances. Class A shares normally are sold subject to
an initial sales charge. While Class B, Class C and Class N
shares have no initial sales charge, the purpose of the
deferred sales charge and asset-based sales charge on Class
B, Class C and Class N shares is the same as that of the
initial sales charge on Class A shares - to compensate the
Distributor and brokers, dealers and financial institutions
that sell shares of the Fund.  A salesperson who is
entitled to receive compensation from his or her firm for
selling Fund shares may receive different levels of
compensation for selling one class of shares rather than
another.

      The Distributor will not accept any order in the
amount of $500,000 or more for Class B shares or $1 million
or more for Class C shares on behalf of a single investor
(not including dealer "street name" or omnibus accounts).
That is because generally it will be more advantageous for
that investor to purchase Class A shares of the Fund.

|X|   Class A Shares Subject to a Contingent Deferred Sales
Charge. For purchases of Class A shares at net asset value
whether or not subject to a contingent deferred sales
charge as described in the Prospectus, no sales concessions
will be paid to the broker-dealer of record, as described
in the Prospectus, on sales of Class A shares purchased
with the redemption proceeds of shares of another mutual
fund offered as an investment option in a retirement plan
in which Oppenheimer funds are also offered as investment
options under a special arrangement with the Distributor,
if the purchase occurs more than 30 days after the
Oppenheimer funds are added as an investment option under
that plan. Additionally, that concession will not be paid
on purchases of Class A shares by a retirement plan made
with the redemption proceeds of Class N shares of one or
more Oppenheimer funds held by the plan for more than 18
months.

      |X|   Class B Conversion. Under current
interpretations of applicable federal income tax law by the
Internal Revenue Service, the conversion of Class B shares
to Class A shares after six years is not treated as a
taxable event for the shareholder. If those laws or the IRS
interpretation of those laws should change, the automatic
conversion feature may be suspended. In that event, no
further conversions of Class B shares would occur while
that suspension remained in effect.  Although Class B
shares could then be exchanged for Class A shares on the
basis of relative net asset value of the two classes,
without the imposition of a sales charge or fee, such
exchange could constitute a taxable event for the
shareholder, and absent such exchange, Class B shares might
continue to be subject to the asset-based sales charge for
longer than six years.

      |X|   Availability of Class N Shares.  In addition to
the description of the types of retirement plans which may
purchase Class N shares contained in the prospectus, Class
N shares also are offered to the following:
o     to all rollover IRAs, (including SEP IRAs and SIMPLE
            IRAs),
o     to all rollover contributions made to Individual
            401(k) plans, Profit-Sharing Plans and Money
            Purchase Pension Plans,
o     to all direct rollovers from
            OppenheimerFunds-sponsored Pinnacle and
            Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group Retirement Plans (as defined in Appendix B
            to this Statement of Additional Information)
            which have entered into a special agreement
            with the Distributor for that purpose,
o     to Retirement Plans qualified under Sections 401(a)
            or 401(k) of the Internal Revenue Code, the
            recordkeeper or the plan sponsor for which has
            entered into a special agreement with the
            Distributor,
o     to Retirement Plans of a plan sponsor where the
            aggregate assets of all such plans invested in
            the Oppenheimer funds is $500,000 or more,
o         to OppenheimerFunds-sponsored Ascender 401(k)
            plans that pay for the purchase with the
            redemption proceeds of Class A shares of one or
            more Oppenheimer funds.
o     to certain customers of broker-dealers and financial
            advisors that are identified in a special
            agreement between the broker-dealer or
            financial advisor and the Distributor for that
            purpose.

      The sales concession and the advance of the service
fee, as described in the Prospectus, will not be paid to
dealers of record on sales of Class N shares on:
o     purchases of Class N shares in amounts of $500,000 or
            more by a retirement plan that pays for the
            purchase with the redemption proceeds of Class
            A shares of one or more Oppenheimer funds
            (other than rollovers from an
            OppenheimerFunds-sponsored Pinnacle or Ascender
            401(k) plan to any IRA invested in the
            Oppenheimer funds),
o     purchases of Class N shares in amounts of $500,000 or
            more by a retirement plan that pays for the
            purchase with the redemption proceeds of  Class
            C shares of one or more Oppenheimer funds held
            by the plan for more than one year (other than
            rollovers from an OppenheimerFunds-sponsored
            Pinnacle or Ascender 401(k) plan to any IRA
            invested in the Oppenheimer funds), and
o     on purchases of Class N shares by an
            OppenheimerFunds-sponsored Pinnacle or Ascender
            401(k) plan made with the redemption proceeds
            of Class A shares of one or more Oppenheimer
            funds.

      No sales concessions will be paid to the
broker-dealer of record, as described in the Prospectus, on
sales of Class N shares purchased with the redemption
proceeds of shares of another mutual fund offered as an
investment option in a retirement plan in which Oppenheimer
funds are also offered as investment options under a
special arrangement with the Distributor, if the purchase
occurs more than 30 days after the Oppenheimer funds are
added as an investment option under that plan.

      |X|   Allocation of Expenses. The Fund pays expenses
related to its daily operations, such as custodian fees,
Trustees' fees, transfer agency fees, legal fees and
auditing costs.  Those expenses are paid out of the Fund's
assets and are not paid directly by shareholders.  However,
those expenses reduce the net asset values of shares, and
therefore are indirectly borne by shareholders through
their investment.

      The methodology for calculating the net asset value,
dividends and distributions of the Fund's share classes
recognizes two types of expenses.  General expenses that do
not pertain specifically to any one class are allocated pro
rata to the shares of all classes. The allocation is based
on the percentage of the Fund's total assets that is
represented by the assets of each class, and then equally
to each outstanding share within a given class.  Such
general expenses include management fees, legal,
bookkeeping and audit fees, printing and mailing costs of
shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders,
fees to unaffiliated Trustees, custodian expenses, share
issuance costs, organization and start-up costs, interest,
taxes and brokerage commissions, and non-recurring
expenses, such as litigation costs.

      Other expenses that are directly attributable to a
particular class are allocated equally to each outstanding
share within that class.  Examples of such expenses include
distribution and  service plan (12b-1) fees, transfer and
shareholder servicing agent fees and expenses, and
shareholder meeting expenses (to the extent that such
expenses pertain only to a specific class).

Account Fees. As stated in the Prospectus, a $12 annual fee
will be charge on any account valued at less than $500.
This fee will not be charged for:
o     Accounts that have balances below $500 due to the
            automatic conversion of shares from Class B to
            Class A shares;
o     Accounts with an active Asset Builder Plan, payroll
            deduction plan or a military allotment plan;
o     OppenheimerFunds-sponsored group retirement accounts
            that are making continuing purchases;
o     Certain accounts held by broker-dealers through the
            National Securities Clearing Corporation; and

o     Accounts that fall below the $500 threshold due
            solely to market fluctuations within the
            12-month period preceding the date the fee is
            deducted.

      The annual fee will be charged on or about the second
to last business day of September.  This annual fee will be
waived for any shareholders who elect to access their
account documents through electronic document delivery
rather than in paper copy and who elect to utilize the
Internet or PhoneLink as their primary source for their
general servicing needs.  To sign up to access account
documents electronically via eDocs Direct, please visit the
Service Center on our website at www.oppenheimerfunds.com
                                 ------------------------
or call 1.888.470.0862 for instructions.

Determination of Net Asset Values Per Share.  The net asset
values per share of each class of shares of the Fund are
determined as of the close of business of The New York
Stock Exchange ("the Exchange") on each day that the
Exchange is open. The calculation is done by dividing the
value of the Fund's net assets attributable to a class by
the number of shares of that class that are outstanding.
The Exchange normally closes at 4:00 P.M., Eastern time,
but may close earlier on
some other days (for example, in case of weather
emergencies or on days falling before a U.S. holiday).  All
references to time in this Statement of Additional
Information mean "Eastern time." The Exchange's most recent
annual announcement (which is subject to change) states
that it will close on New Year's Day, Presidents' Day,
Martin Luther King, Jr. Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving Day and Christmas
Day.  It may also close on other days.

      Dealers other than Exchange members may conduct
trading in certain securities on days on which the Exchange
is closed (including weekends and holidays) or after 4:00
P.M. on a regular business day. Because the Fund's net
asset values will not be calculated on those days, the
Fund's net asset values per share may be significantly
affected on such days when shareholders may not purchase or
redeem shares. Additionally, trading on European and Asian
stock exchanges and over-the-counter markets normally is
completed before the close of The New York Stock Exchange.

      Changes in the values of securities traded on foreign
exchanges or markets as a result of events that occur after
the prices of those securities are determined, but before
the close of The New York Stock Exchange, will not be
reflected in the Fund's calculation of its net asset values
that day unless the Manager determines that the event is
likely to effect a material change in the value of the
security. The Manager, or an internal valuation committee
established by the Manager, as applicable, may establish a
valuation, under procedures established by the Board and
subject to the approval, ratification and confirmation by
the Board at its next ensuing meeting.

      |X|   Securities Valuation.  The Fund's Board of
Trustees has established procedures for the valuation of
the Fund's securities. In general those procedures are as
follows:
o     Equity securities traded on a U.S. securities
exchange or on Nasdaq(R)are valued as follows:
(1)   if last sale information is regularly reported, they
               are valued at the last reported sale price
               on the principal exchange on which they are
               traded or on Nasdaq, as applicable, on that
               day, or
(2)   if last sale information is not available on a
               valuation date, they are valued at the last
               reported sale price preceding the valuation
               date if it is within the
               spread of the closing "bid" and "asked"
               prices on the valuation date or, if not,  at
               the closing "bid" price on the valuation
               date.
o     Equity securities traded on a foreign securities
exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing
               service approved by the Board of Trustees,
               or
(2)   at the last sale price obtained by the Manager from
               the report of the principal exchange on
               which the security is traded at its last
               trading session on or immediately before the
               valuation date, or
(3)   at the mean between the "bid" and "asked" prices
               obtained from the principal exchange on
               which the security is traded or, on the
               basis of reasonable inquiry, from two market
               makers in the security.
o     Long-term debt securities having a remaining maturity
in excess of 60 days are valued based on the mean between
the "bid" and "asked" prices determined by a portfolio
pricing service approved by the Fund's Board of Trustees or
obtained by the Manager from two active market makers in
the security on the basis of reasonable inquiry.

o     The following securities are valued at the mean
between the "bid" and "asked" prices determined by a
pricing service approved by the Fund's Board of Trustees or
obtained by the Manager from two active market makers in
the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than
               397 days when issued,
(2)   debt instruments that had a maturity of 397 days or
               less when issued and have a remaining
               maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity
               of 397 days or less when issued and which
               have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted
for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money
               market fund that had a maturity of less than
               397 days when issued that have a remaining
               maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that
               have a remaining maturity of 397 days or
               less.
o     Securities (including restricted securities) not
having readily-available market quotations are valued at
fair value determined under the Board's procedures.  If the
Manager is unable to locate two market makers willing to
give quotes, a security may be priced at the mean between
the "bid" and "asked" prices provided by a single active
market maker (which in certain cases may be the "bid" price
if no "asked" price is available).

      In the case of U.S. government securities,
mortgage-backed securities, corporate bonds and foreign
government securities, when last sale information is not
generally available, the Manager may use pricing services
approved by the Board of Trustees. The pricing service may
use "matrix" comparisons to the prices for comparable
instruments on the basis of quality, yield and maturity.
Other special factors may be involved (such as the
tax-exempt status of the interest paid by municipal
securities).  The Manager will monitor the accuracy of the
pricing services. That monitoring may include comparing
prices used for portfolio valuation to actual sales prices
of selected securities.

      The closing prices in the London foreign exchange
market on a particular business day that are provided to
the Manager by a bank, dealer or pricing service that the
Manager has determined to be reliable are used to value
foreign currency, including forward contracts, and to
convert to U.S. dollars securities that are denominated in
foreign currency.

      Puts, calls, and futures are valued at the last sale
price on the principal exchange on which they are traded or
on Nasdaq, as applicable, as determined by a pricing
service approved by the Board of Trustees or by the
Manager.  If there were no sales that day, they shall be
valued at the last sale price on the preceding trading day
if it is within the spread of the closing "bid" and "asked"
prices on the principal exchange or on Nasdaq on the
valuation date. If not, the value shall be the closing bid
price on the principal exchange or on Nasdaq on the
valuation date.  If the put, call or future is not traded
on an exchange or on Nasdaq, it shall be valued by the mean
between "bid" and "asked" prices obtained by the Manager
from two active market makers. In certain cases that may be
at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to
the premium received is included in the Fund's Statement of
Assets and Liabilities as an asset. An equivalent credit is
included in the liability section.  The credit is adjusted
("marked-to-market") to reflect the current market value of
the option. In determining the Fund's gain on investments,
if a call or put written by the Fund is exercised, the
proceeds are increased by the premium received.  If a call
or put written by the Fund expires, the Fund has a gain in
the amount of the premium. If the Fund enters into a
closing purchase transaction, it will have a gain or loss,
depending on whether the premium received was more or less
than the cost of the closing transaction.  If the Fund
exercises a put it holds, the amount the Fund receives on
its sale of the underlying investment is reduced by the
amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions
for redeeming shares set forth in the Prospectus.

Reinvestment Privilege.  Within six months of a redemption,
a shareholder may reinvest all or part of the redemption
proceeds of:
o     Class A shares purchased subject to an initial sales
charge or Class A shares on which a contingent deferred
sales charge was paid, or
o     Class B shares that were subject to the Class B
contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge
only in Class A shares of the Fund or any of the other
Oppenheimer funds into which shares of the Fund are
exchangeable as described in "How to Exchange Shares"
below. Reinvestment will be at the net asset value next
computed after the Transfer Agent receives the reinvestment
order.  The shareholder must ask the Transfer Agent for
that privilege at the time of reinvestment. This privilege
does not apply to Class C, and Class N or Class Y shares.
The Fund may amend, suspend or cease offering this
reinvestment privilege at any time as to shares redeemed
after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares
were redeemed is taxable, and reinvestment will not alter
any capital gains tax payable on that gain.  If there has
been a capital loss on the redemption, some or all of the
loss may not be tax deductible, depending on the timing and
amount of the reinvestment.  Under the Internal Revenue
Code, if the redemption proceeds of Fund shares on which a
sales charge was paid are reinvested in shares of the Fund
or another of the Oppenheimer funds within 90 days of
payment of the sales charge, the shareholder's basis in the
shares of the Fund that were redeemed may not include the
amount of the sales charge paid.  That would reduce the
loss or increase the gain recognized from the redemption.
However, in that case the sales charge would be added to
the basis of the shares acquired by the reinvestment of the
redemption proceeds.

Payments "In Kind." The Prospectus states that payment for
shares tendered for redemption is ordinarily made in cash.
However, under certain circumstances, the Board of Trustees
of the Fund may determine that it would be detrimental to
the best interests of the remaining shareholders of the
Fund to make payment of a redemption order wholly or partly
in cash. In that case, the Fund may pay the redemption
proceeds in whole or in part by a distribution "in kind" of
liquid securities from the portfolio of the Fund, in lieu
of cash.  If payment in made by a distribution "in kind" of
portfolio securities, then the recipient will bear the risk
that the value of those securities may increase or decrease
before the securities can be sold.

      The Fund has elected to be governed by Rule 18f-1
under the Investment Company Act. Under that rule, the Fund
is obligated to redeem shares solely in cash up to the
lesser of $250,000 or 1% of the net assets of the Fund
during any 90-day period for any one shareholder. If shares
are redeemed in kind, the redeeming shareholder might incur
brokerage or other costs in selling the securities for
cash. The Fund will value securities used to pay
redemptions in kind using the same method the Fund uses to
value its portfolio securities described above under
"Determination of Net Asset Values Per Share." That
valuation will be made as of the time the redemption price
is determined.

Involuntary Redemptions. The Fund's Board of Trustees has
the right to cause the involuntary redemption of the shares
held in any account if the aggregate net asset value of
those shares is less than $500 or such lesser amount as the
Board may fix.  The Board will not cause the involuntary
redemption of shares in an account if the aggregate net
asset value of such shares has fallen below the stated
minimum solely as a result of market fluctuations.  If the
Board exercises this right, it may also fix the
requirements for any notice to be given to the shareholders
in question (not less than 30 days). The Board may
alternatively set requirements for the shareholder to
increase the investment, or set other terms and conditions
so that the shares would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different
registration is not an event that triggers the payment of
sales charges. Therefore, shares are not subject to the
payment of a contingent deferred sales charge of any class
at the time of transfer to the name of another person or
entity. It does not matter whether the transfer occurs by
absolute assignment, gift or bequest, as long as it does
not involve, directly or indirectly, a public sale of the
shares.  When shares subject to a contingent deferred sales
charge are transferred, the transferred shares will remain
subject to the contingent deferred sales charge. It will be
calculated as if the transferee shareholder had acquired
the transferred shares in the same manner and at the same
time as the transferring shareholder.

      If less than all shares held in an account are
transferred, and some but not all shares in the account
would be subject to a contingent deferred sales charge if
redeemed at the time of transfer, the priorities described
in the Prospectus under "How to Buy Shares" for the
imposition of the Class B, Class C and Class N contingent
deferred sales charge will be followed in determining the
order in which shares are transferred.

Distributions From Retirement Plans.  Requests for
distributions from OppenheimerFunds-sponsored IRAs,
SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k)
plans or pension or profit-sharing plans should be
addressed to "Trustee, OppenheimerFunds Retirement Plans,"
c/o the Transfer Agent at its address listed in "How To
Sell Shares" in the Prospectus or on the back cover of this
Statement of Additional Information.  The request must:
(1)   state the reason for the distribution;
(2)   state the owner's awareness of tax penalties if the
         distribution is premature; and
(3)   conform to the requirements of the plan and the
         Fund's other redemption requirements.

      Participants (other than self-employed plan sponsors)
in OppenheimerFunds-sponsored pension or profit-sharing
plans with shares of the Fund held in the name of the plan
or its fiduciary may not directly request redemption of
their accounts.  The plan administrator or fiduciary must
sign the request.

      Distributions from pension and profit sharing plans
are subject to special requirements under the Internal
Revenue Code and certain documents (available from the
Transfer Agent) must be completed and submitted to the
Transfer Agent before the distribution may be made.
Distributions from retirement plans are subject to
withholding requirements under the Internal Revenue Code,
and IRS Form W-4P (available from the Transfer Agent) must
be submitted to the Transfer Agent with the distribution
request, or the distribution may be delayed.  Unless the
shareholder has provided the Transfer Agent with a
certified tax identification number, the Internal Revenue
Code requires that tax be withheld from any distribution
even if the shareholder elects not to have tax withheld.
The Fund, the Manager, the Distributor, and the Transfer
Agent assume no responsibility to determine whether a
distribution satisfies the conditions of applicable tax
laws and will not be responsible for any tax penalties
assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers
and Brokers.  The Distributor is the Fund's agent to
repurchase its shares from authorized dealers or brokers on
behalf of their customers.  Shareholders should contact
their broker or dealer to arrange this type of redemption.
The repurchase price per share will be the net asset value
next computed after the Distributor receives an order
placed by the dealer or broker. However, if the Distributor
receives a repurchase order from a dealer or broker after
the close of The New York Stock Exchange on a regular
business day, it will be processed at that day's net asset
value if the order was received by the dealer or broker
from its customers prior to the time the Exchange closes.
Normally, the Exchange closes at 4:00 P.M., but may do so
earlier on some days. Additionally, the order must have
been transmitted to and received by the Distributor prior
to its close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer
under this procedure, payment will be made within three
business days after the shares have been redeemed upon the
Distributor's receipt of the required redemption documents
in proper form. The signature(s) of the registered owners
on the redemption documents must be guaranteed as described
in the Prospectus.

Automatic Withdrawal and Exchange Plans.  Investors owning
shares of the Fund valued at $5,000 or more can authorize
the Transfer Agent to redeem shares (having a value of at
least $50) automatically on a monthly, quarterly,
semi-annual or annual basis under an Automatic Withdrawal
Plan.  Shares will be redeemed three business days prior to
the date requested by the shareholder for receipt of the
payment.  Automatic withdrawals of up to $1,500 per month
may be requested by telephone if payments are to be made by
check payable to all shareholders of record. Payments must
also be sent to the address of record for the account and
the address must not have been changed within the prior 30
days.  Required minimum distributions from
OppenheimerFunds-sponsored retirement plans may not be
arranged on this basis.

      Payments are normally made by check, but shareholders
having AccountLink privileges (see "How To Buy Shares") may
arrange to have Automatic Withdrawal Plan payments
transferred to the bank account designated on the account
application or by signature-guaranteed instructions sent to
the Transfer Agent.  Shares are normally redeemed pursuant
to an Automatic Withdrawal Plan three business days before
the payment transmittal date you select in the account
application.  If a contingent deferred sales charge applies
to the redemption, the amount of the check or payment will
be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the
date requested. The Fund reserves the right to amend,
suspend or discontinue offering these plans at any time
without prior notice. Because of the sales charge assessed
on Class A share purchases, shareholders should not make
regular additional Class A share purchases while
participating in an Automatic Withdrawal Plan. Class B,
Class C and Class N shareholders should not establish
automatic withdrawal plans, because of the potential
imposition of the contingent deferred sales charge on such
withdrawals (except where the Class B, Class C or Class N
contingent deferred sales charge is waived as described in
Appendix B to this Statement of Additional Information).

      By requesting an Automatic Withdrawal or Exchange
Plan, the shareholder agrees to the terms and conditions
that apply to such plans, as stated below.  These
provisions may be amended from time to time by the Fund
and/or the Distributor.  When adopted, any amendments will
automatically apply to existing Plans.

      |X|   Automatic Exchange Plans.  Shareholders can
authorize the Transfer Agent to exchange a pre-determined
amount of shares of the Fund for shares (of the same class)
of other Oppenheimer funds automatically on a monthly,
quarterly, semi-annual or annual basis under an Automatic
Exchange Plan. The minimum amount that may be exchanged to
each other fund account is $25. Effective November 1, 2002,
the minimum amount that may be exchanged to each other fund
account is $50. Instructions should be provided on the
OppenheimerFunds Application or signature-guaranteed
instructions. Exchanges made under these plans are subject
to the restrictions that apply to exchanges as set forth in
"How to Exchange Shares" in the Prospectus and below in
this Statement of Additional Information.

|X|   Automatic Withdrawal Plans.  Fund shares will be
redeemed as necessary to meet withdrawal payments.  Shares
acquired without a sales charge will be redeemed first.
Shares acquired with reinvested dividends and capital gains
distributions will be redeemed next, followed by shares
acquired with a sales charge, to the extent necessary to
make withdrawal payments.  Depending upon the amount
withdrawn, the investor's principal may be depleted.
Payments made under these plans should not be considered as
a yield or income on your investment.

      The Transfer Agent will administer the investor's
Automatic Withdrawal Plan as agent for the shareholder(s)
(the "Planholder") who executed the Plan authorization and
application submitted to the Transfer Agent.  Neither the
Fund nor the Transfer Agent shall incur any liability to
the Planholder for any action taken or not taken by the
Transfer Agent in good faith to administer the Plan. Share
certificates will not be issued for shares of the Fund
purchased for and held under the Plan, but the Transfer
Agent will credit all such shares to the account of the
Planholder on the records of the Fund. Any share
certificates held by a Planholder may be surrendered
unendorsed to the Transfer Agent with the Plan application
so that the shares represented by the certificate may be
held under the Plan.

      For accounts subject to Automatic Withdrawal Plans,
distributions of capital gains must be reinvested in shares
of the Fund, which will be done at net asset value without
a sales charge. Dividends on shares held in the account may
be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments
at the net asset value per share determined on the
redemption date.  Checks or AccountLink payments
representing the proceeds of Plan withdrawals will normally
be transmitted three business days prior to the date
selected for receipt of the payment, according to the
choice specified in writing by the Planholder. Receipt of
payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments
and the address to which checks are to be mailed or
AccountLink payments are to be sent may be changed at any
time by the Planholder by writing to the Transfer Agent.
The Planholder should allow at least two weeks' time after
mailing such notification for the requested change to be
put in effect.  The Planholder may, at any time, instruct
the Transfer Agent by written notice to redeem all, or any
part of, the shares held under the Plan. That notice must
be in proper form in accordance with the requirements of
the then-current Prospectus of the Fund. In that case, the
Transfer Agent will redeem the number of shares requested
at the net asset value per share in effect and will mail a
check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by
writing to the Transfer Agent.  The Fund may also give
directions to the Transfer Agent to terminate a Plan. The
Transfer Agent will also terminate a Plan upon its receipt
of evidence satisfactory to it that the Planholder has died
or is legally incapacitated. Upon termination of a Plan by
the Transfer Agent or the Fund, shares that have not been
redeemed will be held in uncertificated form in the name of
the Planholder. The account will continue as a
dividend-reinvestment, uncertificated account unless and
until proper instructions are received from the Planholder,
his or her executor or guardian, or another authorized
person.

      To use shares held under the Plan as collateral for a
debt, the Planholder may request issuance of a portion of
the shares in certificated form.  Upon written request from
the Planholder, the Transfer Agent will determine the
number of shares for which a certificate may be issued
without causing the withdrawal checks to stop. However,
should such uncertificated shares become exhausted, Plan
withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent
for the Fund, the Planholder will be deemed to have
appointed any successor transfer agent to act as agent in
administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class
of Oppenheimer funds having more than one class of shares
may be exchanged only for shares of the same class of other
Oppenheimer funds. Shares of Oppenheimer funds that have a
single class without a class designation are deemed "Class
A" shares for this purpose. You can obtain a current list
showing which funds offer which classes of shares by
calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A,
      B, C, N and Y shares with the following exceptions:

      The following funds only offer Class A shares:
      Centennial America Fund, L.P.           Centennial New York Tax Exempt
                                              Trust
      Centennial California Tax Exempt Trust  Centennial Tax Exempt Trust
      Centennial Government Trust             Oppenheimer Money Market Fund, Inc.
      Centennial Money Market Trust

      The following funds do not offer Class N shares:
      Oppenheimer California Municipal Fund   Oppenheimer Pennsylvania Municipal
                                              Fund
      Oppenheimer Limited Term Municipal Fund Oppenheimer Rochester National
                                              Municipals
      Oppenheimer Municipal Bond Fund         Rochester Fund Municipals
      Oppenheimer New Jersey Municipal Fund   Oppenheimer Senior Floating Rate
                                              Fund
      Oppenheimer New York Municipal Fund     Limited Term New York Municipal
                                              Fund

      The following funds do not offer Class Y shares:
      Oppenheimer California Municipal Fund   Oppenheimer Limited Term Municipal
                                              Fund
      Oppenheimer Capital Income Fund         Oppenheimer New Jersey Municipal
                                              Fund
      Oppenheimer Cash Reserves               Oppenheimer New York Municipal Fund
      Oppenheimer Champion Income Fund        Oppenheimer Pennsylvania Municipal
                                              Fund
      Oppenheimer Convertible Securities Fund Oppenheimer Rochester National
                                              Municipals
      Oppenheimer Disciplined Allocation Fund Oppenheimer Senior Floating Rate
                                              Fund
      Oppenheimer Gold & Special Minerals     Oppenheimer Small Cap Value Fund
      Fund
      Oppenheimer International Small         Limited Term New York Municipal
      Company Fund                            Fund

o     Class Y shares of Oppenheimer Real Asset Fund may not
      be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer
      Cash Reserves are generally available only by
      exchange from the same class of shares of other
      Oppenheimer funds or through
      OppenheimerFunds-sponsored 401(k) plans.
o     Class M shares of Oppenheimer Convertible Securities
      Fund may be exchanged only for Class A shares of
      other Oppenheimer funds. They may not be acquired by
      exchange of shares of any class of any other
      Oppenheimer funds except Class A shares of
      Oppenheimer Money Market Fund or Oppenheimer Cash
      Reserves acquired by exchange of Class M shares.
o     Class X shares of Limited Term New York Municipal
      Fund may be exchanged only for Class B shares of
      other Oppenheimer funds and no exchanges may be made
      to Class X shares.
o     Shares of Oppenheimer Capital Preservation Fund may
      not be exchanged for shares of Oppenheimer Money
      Market Fund, Inc., Oppenheimer Cash Reserves or
      Oppenheimer Limited-Term Government Fund.  Only
      participants in certain retirement plans may purchase
      shares of Oppenheimer Capital Preservation Fund, and
      only those participants may exchange shares of other
      Oppenheimer funds for shares of Oppenheimer Capital
      Preservation Fund.
o     Class A shares of Oppenheimer Senior Floating Rate
      Fund are not available by exchange of shares of
      Oppenheimer Money Market Fund or Class A shares of
      Oppenheimer Cash Reserves.
o     Shares of Oppenheimer Select Managers Mercury
      Advisors S&PP Index Fund and Oppenheimer Select
      Managers QM Active Balanced Fund are only available
      to retirement plans and are available only by
      exchange from the same class of shares of other
      Oppenheimer funds held by retirement plans.
o     Class A shares of Oppenheimer funds may be exchanged
      at net asset value for shares of any money market
      fund offered by the Distributor. Shares of any money
      market fund purchased without a sales charge may be
      exchanged for shares of Oppenheimer funds offered
      with a sales charge upon payment of the sales charge.
      They may also be used to purchase shares of
      Oppenheimer funds subject to an early withdrawal
      charge or contingent deferred sales charge.
o     Shares of Oppenheimer Money Market Fund, Inc.
      purchased with the redemption proceeds of shares of
      other mutual funds (other than funds managed by the
      Manager or its subsidiaries) redeemed within the 30
      days prior to that purchase may subsequently be
      exchanged for shares of other Oppenheimer funds
      without being subject to an initial sales charge or
      contingent deferred sales charge. To qualify for that
      privilege, the investor or the investor's dealer must
      notify the Distributor of eligibility for this
      privilege at the time the shares of Oppenheimer Money
      Market Fund, Inc. are purchased. If requested, they
      must supply proof of entitlement to this privilege.
o     Shares of the Fund acquired by reinvestment of
      dividends or distributions from any of the other
      Oppenheimer funds or from any unit investment trust
      for which reinvestment arrangements have been made
      with the Distributor may be exchanged at net asset
      value for shares of any of the Oppenheimer funds.

      The Fund may amend, suspend or terminate the exchange
privilege at any time. Although the Fund may impose these
changes at any time, it will provide you with notice of
those changes whenever it is required to do so by
applicable law. It may be required to provide 60 days'
notice prior to materially amending or terminating the
exchange privilege. That 60 day notice is not required in
extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales
Charges. No contingent deferred sales charge is imposed on
exchanges of shares of any class purchased subject to a
contingent deferred sales charge, with the following
exceptions:

o     When Class A shares of any Oppenheimer fund (other
than Rochester National Municipals and Rochester Fund
Municipals) acquired by exchange of Class A shares of any
Oppenheimer fund purchased subject to a Class A contingent
deferred sales charge are redeemed within 18 months
measured from the beginning of the calendar month of the
initial purchase of the exchanged Class A shares, the Class
A contingent deferred sales charge is imposed on the
redeemed shares.

o     When Class A shares of Rochester National Municipals
and Rochester Fund Municipals acquired by exchange of Class
A shares of any Oppenheimer fund purchased subject to
a Class A contingent deferred sales charge are redeemed
within 24 months of the beginning of the calendar month of
the initial purchase of the exchanged Class A shares, the
Class A contingent deferred sales charge is imposed on the
redeemed shares.

o     If any Class A shares of another Oppenheimer fund
that are exchanged for Class A shares of Oppenheimer Senior
Floating Rate Fund are subject to the Class A contingent
deferred sales charge of the other Oppenheimer fund at the
time of exchange, the holding period for that Class A
contingent deferred sales charge will carry over to the
Class A shares of Oppenheimer Senior Floating Rate Fund
acquired in the exchange. The Class A shares of Oppenheimer
Senior Floating Rate Fund acquired in that exchange will be
subject to the Class A Early Withdrawal Charge of
Oppenheimer Senior Floating Rate Fund if they are
repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and
Oppenheimer Money Market Fund, Inc. acquired by exchange of
Class A shares of any Oppenheimer fund purchased subject to
a Class A contingent deferred sales charge are redeemed
within the Class A holding period of the fund from which
the shares were exchanged, the Class A contingent deferred
sales charge of the fund from which the shares were
exchanged is imposed on the redeemed shares.

o     With respect to Class B shares, the Class B
contingent deferred sales charge is imposed on Class B
shares acquired by exchange if they are redeemed within six
years of the initial purchase of the exchanged Class B
shares.

o     With respect to Class C shares, the Class C
contingent deferred sales charge is imposed on Class C
shares acquired by exchange if they are redeemed within 12
months of the initial purchase of the exchanged Class C
shares.

o     With respect to Class N shares, a 1% contingent
deferred sales charge will be imposed if the retirement
plan (not including IRAs and 403(b) plans) is terminated or
Class N
shares of all Oppenheimer funds are terminated as an
investment option of the plan and Class N shares are
redeemed within 18 months after the plan's first purchase
of Class N shares of any Oppenheimer fund or with respect
to an individual retirement plan or 403(b) plan, Class N
shares are redeemed within 18 months of the plan's first
purchase of Class N shares of any Oppenheimer fund.

o     When Class B or Class C shares are redeemed to effect
an exchange, the priorities described in "How To Buy
Shares" in the Prospectus for the imposition of the Class B
or the Class C contingent deferred sales charge will be
followed in determining the order in which the shares are
exchanged. Before exchanging shares, shareholders should
take into account how the exchange may affect any
contingent deferred sales charge that might be imposed in
the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class
must specify which class of shares they wish to exchange.

      |X|   Limits on Multiple Exchange Orders. The Fund
reserves the right to reject telephone or written exchange
requests submitted in bulk by anyone on behalf of more than
one account.  The Fund may accept requests for exchanges of
up to 50 accounts per day from representatives of
authorized dealers that qualify for this privilege.

      |X|   Telephone Exchange Requests. When exchanging
shares by telephone, a shareholder must have an existing
account in the fund to which the exchange is to be made.
Otherwise, the investors must obtain a prospectus of that
fund before the exchange request may be submitted. If all
telephone lines are busy (which might occur, for example,
during periods of substantial market fluctuations),
shareholders might not be able to request exchanges by
telephone and would have to submit written exchange
requests.

|X|   Processing Exchange Requests. Shares to be exchanged
are redeemed on the regular business day the Transfer Agent
receives an exchange request in proper form (the
"Redemption Date").  Normally, shares of the fund to be
acquired are purchased on the Redemption Date, but such
purchases may be delayed by either fund up to five business
days if it determines that it
would be disadvantaged by an immediate transfer of the
redemption proceeds.  The Fund reserves the right, in its
discretion, to refuse any exchange request that may
disadvantage it. For example, if the receipt of multiple
exchange requests from a dealer might require the
disposition of portfolio securities at a time or at a price
that might be disadvantageous to the Fund, the Fund may
refuse the request.

      When you exchange some or all of your shares from one
fund to another, any special account feature such as an
Asset Builder Plan or Automatic Withdrawal Plan, will be
switched to the new fund account unless you tell the
Transfer Agent not to do so.  However, special redemption
and exchange features such as Automatic Exchange Plans and
Automatic Withdrawal Plans cannot be switched to an account
in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number
of shares exchanged may be less than the number requested
if the exchange or the number requested would include
shares subject to a restriction cited in the Prospectus or
this Statement of Additional Information, or would include
shares covered by a share certificate that is not tendered
with the request.  In those cases, only the shares
available for exchange without restriction will be
exchanged.

      The different Oppenheimer funds available for
exchange have different investment objectives, policies and
risks. A shareholder should assure that the fund selected
is appropriate for his or her investment and should be
aware of the tax consequences of an exchange.  For federal
income tax purposes, an exchange transaction is treated as
a redemption of shares of one fund and a purchase of shares
of another.  "Reinvestment Privilege," above, discusses
some of the tax consequences of reinvestment of redemption
proceeds in such cases.  The Fund, the Distributor, and the
Transfer Agent are unable to provide investment, tax or
legal advice to a shareholder in connection with an
exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend
rate and there can be no assurance as to the payment of any
dividends or the realization of any capital gains. The
dividends and distributions paid by a class of shares will
vary from time to time depending on market conditions, the
composition of the Fund's portfolio, and expenses borne by
the Fund or borne separately by a class. Dividends are
calculated in the same manner, at the same time, and on the
same day for each class of shares. However, dividends on
Class B, Class C and Class N shares are expected to be
lower than dividends on Class A and Class Y shares. That is
because of the effect of the asset-based sales charge on
Class B, Class C and Class N shares. Those dividends will
also differ in amount as a consequence of any difference in
the net asset values of the different classes of shares.

      Dividends, distributions and proceeds of the
      redemption of Fund shares represented by
checks returned to the Transfer Agent by the Postal Service
as undeliverable will be invested in shares of Oppenheimer
Money Market Fund, Inc.  Reinvestment will be made as
promptly as possible after the return of such checks to the
Transfer Agent, to enable the investor to earn a return on
otherwise idle funds. Unclaimed accounts may be subject to
state escheatment laws, and the Fund and the Transfer Agent
will not be liable to shareholders or their representatives
for compliance with those laws in good faith.

Tax Status of the Fund's Dividends, Distributions and
Redemptions of Shares.  The federal tax treatment of the
Fund's dividends and capital gains distributions is briefly
highlighted in the Prospectus. The following is only a
summary of certain additional tax considerations generally
affecting the Fund and its shareholders.

      The  tax   discussion  in  the   Prospectus  and  this
Statement of Additional  Information  is based on tax law in effect on the date of the  Prospectus  and this Statement of
Additional  Information.  Those laws and  regulations may be changed by legislative,  judicial, or administrative action, sometimes  with  retroactive  effect.  State  and  local tax treatment  of ordinary  income  dividends  and capital  gain dividends  from  regulated  investment  companies may differ
from  the   treatment   under  the  Internal   Revenue  Code
described below.  Potential purchasers of shares of the Fund are  urged to  consult  their  tax  advisers  with  specific reference  to  their  own tax  circumstances  as well as the
consequences   of   federal,   state  and  local  tax  rules
affecting an investment in the Fund.

Qualification as a Regulated Investment Company.  The Fund
has elected to be taxed as a regulated investment company
under Subchapter M of the Internal Revenue Code of 1986, as
amended.  As a regulated investment company, the Fund is
not subject to federal income tax on the portion of its net
investment income (that is, taxable interest, dividends,
and other taxable ordinary income, net of expenses) and
capital gain net income (that is, the excess of net
long-term capital gains over net short-term capital losses)
that it distributes to shareholders. That qualification
enables the Fund to "pass through" its income and realized
capital gains to shareholders without having to pay tax on
them. This avoids a "double tax" on that income and capital
gains, since shareholders normally will be taxed on the
dividends and capital gains they receive from the Fund
(unless their Fund shares are held in a retirement account
or the shareholder is otherwise exempt from tax).

      The Internal Revenue Code contains a number of
complex tests relating to qualification that the Fund might
not meet in a particular year. If it did not qualify as a
regulated investment company, the Fund would be treated for
tax purposes as an ordinary corporation and would receive
no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, the
Fund must distribute at least 90% of its investment company
taxable income (in brief, net investment income and the
excess of net short-term capital gain over net long-term
capital loss) for the taxable year. The Fund must also
satisfy certain other requirements of the Internal Revenue
Code, some of which are described below.  Distributions by
the Fund made during the taxable year or, under specified
circumstances, within 12 months after the close of the
taxable year, will be considered distributions of income
and gains for the taxable year and will therefore count
toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, the
Fund must derive at least 90% of its gross income from
dividends, interest, certain payments with respect to
securities loans, gains from the sale or other disposition
of stock or securities or foreign currencies (to the extent
such currency gains are directly related to the regulated
investment company's principal business of investing in
stock or securities) and certain other income.

      In addition to satisfying the requirements described
above, the Fund must satisfy an asset diversification test
in order to qualify as a regulated investment company.
Under that test, at the
close of each quarter of the Fund's taxable year, at least
50% of the value of the Fund's assets must
consist of cash and cash items (including receivables),
U.S. government securities, securities of other regulated
investment companies, and securities of other issuers. As
to each of those issuers, the Fund must not have invested
more than 5% of the value of the Fund's total assets in
securities of each such issuer and the Fund must not hold
more than 10% of the outstanding voting securities of each
such issuer. No more than 25% of the value of its total
assets may be invested in the securities of any one issuer
(other than U.S. government securities and securities of
other regulated investment companies), or in two or more
issuers which the Fund controls and which are engaged in
the same or similar trades or businesses. For purposes of
this test, obligations issued or guaranteed by certain
agencies or instrumentalities of the U.S. government are
treated as U.S. government securities.

Excise Tax on Regulated Investment Companies. Under the
Internal Revenue Code, by December 31 each year, the Fund
must distribute 98% of its taxable investment income earned
from January 1 through December 31 of that year and 98% of
its capital gains realized in the period from November 1 of
the prior year through October 31 of the current year. If
it does not, the Fund must pay an excise tax on the amounts
not distributed. It is presently anticipated that the Fund
will meet those requirements. To meet this requirement, in
certain circumstances the Fund might be required to
liquidate portfolio investments to make sufficient
distributions to avoid excise tax liability. However, the
Board of Trustees and the Manager might determine in a
particular year that it would be in the best interests of
shareholders for the Fund not to make such distributions at
the required levels and to pay the excise tax on the
undistributed amounts. That would reduce the amount of
income or capital gains available for distribution to
shareholders.

Taxation of Fund Distributions.  The Fund anticipates
distributing substantially all of its investment company
taxable income for each taxable year.  Those distributions
will be taxable to shareholders as ordinary income and
treated as dividends for federal income tax purposes.

      Special provisions of the Internal Revenue Code
govern the eligibility of the Fund's dividends for the
dividends-received deduction for corporate shareholders.
Long-term capital gains distributions are not eligible for
the deduction.  The amount of dividends paid by the Fund
that may qualify for the deduction is limited to the
aggregate amount of qualifying dividends that the Fund
derives from portfolio investments that the Fund has held
for a minimum period, usually 46 days. A corporate
shareholder will not be eligible for the deduction on
dividends paid on Fund shares held for 45 days or less.  To
the extent the Fund's dividends are derived from gross
income from option premiums, interest income or short-term
gains from the sale of securities or dividends from foreign
corporations, those dividends will not qualify for the
deduction.

      The Fund may either retain or distribute to
shareholders its net capital gain for each taxable year.
The Fund currently intends to distribute any such amounts.
If net long term capital gains are distributed and
designated as a capital gain distribution, it will be
taxable to shareholders as a long-term capital gain and
will be properly identified in reports sent to shareholders
in January of each year. Such treatment will apply no
matter how long the shareholder has held his or her shares
or whether that gain was recognized by the Fund before the
shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain,
the Fund will be subject to tax on it at the 35% corporate
tax rate.  If the Fund elects to retain its net capital
gain, the Fund will provide to
shareholders of record on the last day of its taxable year
information regarding their pro rata share
of the gain and tax paid. As a result, each shareholder
will be required to report his or her pro rata share of
such gain on their tax return as long-term capital gain,
will receive a refundable tax credit for his/her pro rata
share of tax paid by the Fund on the gain, and will
increase the tax basis for his/her shares by an amount
equal to the deemed distribution less the tax credit.

      Investment income that may be received by the Fund
from sources within foreign countries may be subject to
foreign taxes withheld at the source.  The United States
has entered into tax treaties with many foreign countries
which entitle the Fund to a reduced rate of, or exemption
from, taxes on such income.

      Distributions by the Fund that do not constitute
ordinary income dividends or capital gain distributions
will be treated as a return of capital to the extent of the
shareholder's tax basis in their shares. Any excess will be
treated as gain from the sale of those shares, as discussed
below. Shareholders will be advised annually as to the U.S.
federal income tax consequences of distributions made (or
deemed made) during the year. If prior distributions made
by the Fund must be re-characterized as a non-taxable
return of capital at the end of the fiscal year as a result
of the effect of the Fund's investment policies, they will
be identified as such in notices sent to shareholders.

      Distributions  by the  Fund  will  be  treated  in the
manner   described   above   regardless   of   whether   the
distributions  are paid in cash or  reinvested in additional shares  of the  Fund  (or  of  another  fund).  Shareholders receiving a  distribution  in the form of additional  shares will be treated as  receiving  a  distribution  in an amount equal  to the fair  market  value  of the  shares  received, determined as of the reinvestment date.

      The Fund will be required in certain cases to
withhold 30% (29% for payments after December 31, 2003) of
ordinary income dividends, capital gains distributions and
the proceeds of the redemption of shares, paid to any
shareholder (1) who has failed to provide a correct
                                            -------
taxpayer identification number or to properly certify that
number when required, (2) who is subject to backup
withholding for failure to report the receipt of interest
or dividend income properly, or (3) who has failed to
certify to the Fund that the shareholder is not subject to
backup withholding or is an "exempt recipient" (such as a
corporation). All income and any tax withheld by the Fund
is remitted by the Fund to the U.S. Treasury and is
identified in reports mailed to shareholders in January of
each year.

         Tax Effects of Redemptions of Shares. If a
shareholder redeems all or a portion of his/her shares, the
                                    -
shareholder will recognize a gain or loss on the redeemed
shares in an amount equal to the difference between the
proceeds of the redeemed shares and the shareholder's
adjusted tax basis in the shares.  All or a portion of any
loss recognized in that manner may be disallowed if the
shareholder purchases other shares of the Fund within 30
days before or after the redemption.

      In general, any gain or loss arising from the
redemption of shares of the Fund will be considered capital
gain or loss, if the shares were held as a capital asset.
It will be long-term capital gain or loss if the shares
were held for more than one year.  However, any capital
loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the
amount of capital gain dividends received on those shares.
Special holding period rules under the Internal Revenue
Code apply in this case to determine the holding period of
shares and there are limits on the deductibility of capital
losses in any year.

Foreign Shareholders.  Under U.S. tax law, taxation of a
shareholder who is a foreign person (to include, but not
limited to, a nonresident alien individual, a foreign
trust, a foreign estate, a foreign corporation, or a
foreign partnership) primarily depends on whether the
foreign person's income from the Fund is effectively
connected with the conduct of a U.S. trade or business.
Typically, ordinary income dividends paid from a mutual
fund are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund
(and are deemed not "effectively connected income") to
foreign persons will be subject to a U.S. tax withheld by
the Fund at a rate of 30%, provided the Fund obtains a
properly completed and signed Certificate of Foreign
Status. The tax rate may be reduced if the foreign person's
country of residence has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary income
dividends paid by the Fund. All income and any tax withheld
by the Fund is remitted by the Fund to the U.S. Treasury
and is identified in reports mailed to shareholders in
March of each year.

      If the ordinary income dividends from the Fund are
                                                     ---
effectively connected with the conduct of a U.S. trade or
business, then the foreign person may claim an exemption
from the U.S. tax described above provided the Fund obtains
a properly completed and signed Certificate of Foreign
Status.

      If the foreign person fails to provide a
certification of his/her foreign status, the Fund will be
required to withhold U.S. tax at a rate of 30% (29% for
payments after December 31, 2003) on ordinary income
dividends, capital gains distributions and the proceeds of
the redemption of shares, paid to any foreign person. All
income and any tax withheld (in this situation) by the Fund
is remitted by the Fund to the U.S. Treasury and is
identified in reports mailed to shareholders in January of
each year.

      The tax consequences to foreign persons entitled to
claim the benefits of an applicable tax treaty may be
different from those described herein.  Foreign
shareholders are urged to consult their own tax advisors or
the U.S. Internal Revenue Service with respect to the
particular tax consequences to them of an investment in the
Fund, including the applicability of the U.S. withholding
taxes described above.

Dividend Reinvestment in Another Fund.  Shareholders of the
Fund may elect to reinvest all dividends and/or capital
gains distributions in shares of the same class of any of
the other Oppenheimer funds listed above. Reinvestment will
be made without sales charge at the net asset value per
share in effect at the close of business on the payable
date of the dividend or distribution. To elect this option,
the shareholder must notify the Transfer Agent in writing
and must have an existing account in the fund selected for
reinvestment. Otherwise the shareholder first must obtain a
prospectus for that fund and an application from the
Distributor to establish an account. Dividends and/or
distributions from shares of certain other Oppenheimer
funds (other than Oppenheimer Cash Reserves) may be
invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor.  The Fund's shares are sold through
dealers, brokers and other financial institutions that have
a sales agreement with OppenheimerFunds Distributor, Inc.,
a subsidiary of the Manager that acts as the Fund's
Distributor.  The Distributor also distributes shares of
the other Oppenheimer funds and is sub-distributor for
funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's
Transfer Agent, is a division of the Manager. It is
responsible for maintaining the Fund's shareholder registry
and shareholder accounting records, and for paying
dividends and distributions to shareholders. It also
handles shareholder servicing and administrative functions.
It serves as the Transfer Agent for an annual per account
fee. It also acts as shareholder servicing agent for the
other Oppenheimer funds. Shareholders should direct
inquiries about their accounts to the Transfer Agent at the
address and toll-free numbers shown on the back cover.

The Custodian.  Citibank, N.A. is the custodian of the
Fund's assets.  The custodian's responsibilities include
safeguarding and controlling the Fund's portfolio
securities and handling the delivery of such securities to
and from the Fund.  It is the practice of the Fund to deal
with the custodian in a manner uninfluenced by any banking
relationship the custodian may have with the Manager and
its affiliates.  The Fund's cash balances with the
custodian in excess of $100,000 are not protected by
federal deposit insurance.  Those uninsured balances at
times may be substantial.

Independent Auditors. KPMG LLP are the independent auditors
of the Fund. They audit the Fund's financial statements and
perform other related audit services.  They also act as
auditors for certain other funds advised by the Manager and
its affiliates.

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

================================================================================
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER GROWTH FUND:

We have audited the accompanying statement of assets and
liabilities of
Oppenheimer Growth Fund, including the statement of
investments, as of August
31, 2002, and the related statement of operations for the
year then ended, the
statements of changes in net assets for each of the two
years in the period then
ended, and the financial highlights for each of the five
years in the period
then ended. These financial statements and financial
highlights are the
responsibility of the Fund's management. Our responsibility
is to express an
opinion on these financial statements and financial
highlights based on our
audits.

   We conducted our audits in accordance with auditing
standards generally
accepted in the United States of America. Those standards
require that we plan
and perform the audit to obtain reasonable assurance about
whether the
financial statements and financial highlights are free of
material
misstatement. An audit includes examining, on a test basis,
evidence supporting
the amounts and disclosures in the financial statements.
Our procedures
included confirmation of securities owned as of August 31,
2002, by
correspondence with the custodian and brokers. An audit
also includes assessing
the accounting principles used and significant estimates
made by management, as
well as evaluating the overall financial statement
presentation. We believe
that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial
highlights referred
to above present fairly, in all material respects, the
financial position of
Oppenheimer Growth Fund as of August 31, 2002, the results
of its operations
for the year then ended, the changes in its net assets for
each of the two
years in the period then ended, and the financial
highlights for each of the
five years in the period then ended, in conformity with
accounting principles
generally accepted in the United States of America.

KPMG LLP

Denver, Colorado
September 23, 2002

OPPENHEIMER GROWTH FUND

STATEMENT OF INVESTMENTS  August 31, 2002
--------------------------------------------------------------------------------

                                               MARKET VALUE
                                  SHARES         SEE NOTE 1
============================================================
 COMMON STOCKS--81.4%
------------------------------------------------------------
 CONSUMER DISCRETIONARY--22.9%
------------------------------------------------------------
 AUTOMOBILES--3.9%
 Harley-Davidson, Inc.         1,300,000       $ 63,999,000
------------------------------------------------------------
 MEDIA--0.8%
 Comcast Corp.,
 Cl. A Special(1)                517,000         12,320,110
------------------------------------------------------------
 MULTILINE RETAIL--13.4%
 BJ's Wholesale
 Club, Inc.(1)                   680,000         16,694,000
------------------------------------------------------------
 Costco Wholesale
 Corp.(1)                      1,750,000         58,467,500
------------------------------------------------------------
 Kohl's Corp(1)                1,604,500        111,865,740
------------------------------------------------------------
 Target Corp.                    950,000         32,490,000
                                              --------------
                                                219,517,240
------------------------------------------------------------
 SPECIALTY RETAIL--4.8%
 Bed Bath & Beyond, Inc.(1)    2,445,000         78,386,700
------------------------------------------------------------
 CONSUMER STAPLES--3.8%
------------------------------------------------------------
 FOOD & DRUG RETAILING--3.8%
 Walgreen Co.                  1,800,000         62,550,000
------------------------------------------------------------
 FINANCIALS--14.0%
------------------------------------------------------------
 DIVERSIFIED FINANCIALS--10.9%
 AMBAC Financial
 Group, Inc.                     795,600         45,754,956
------------------------------------------------------------
 Freddie Mac                     490,500         31,441,050
------------------------------------------------------------
 SLM Corp.                     1,100,000        100,815,000
                                              --------------
                                                178,011,006
------------------------------------------------------------
 INSURANCE--3.1%
 MBIA, Inc.                    1,112,600         51,135,096
------------------------------------------------------------
 HEALTH CARE--30.5%
------------------------------------------------------------
 BIOTECHNOLOGY--4.3%
 Gilead Sciences, Inc.(1)      1,250,000         40,100,000
------------------------------------------------------------
 IDEC Pharmaceuticals
 Corp.(1)                        755,000         30,335,900
                                              --------------
                                                 70,435,900

                                               MARKET VALUE
                                  SHARES         SEE NOTE 1
============================================================
 HEALTH CARE EQUIPMENT & SUPPLIES--6.2%
 Biomet, Inc.                    937,100       $ 25,170,506
------------------------------------------------------------
 Stryker Corp.                 1,327,500         74,831,175
                                              --------------
                                                100,001,681
------------------------------------------------------------
 HEALTH CARE PROVIDERS & SERVICES--14.2%
 AmerisourceBergen Corp.         625,000         45,318,750
------------------------------------------------------------
 Cardinal Health, Inc.           732,000         47,462,880
------------------------------------------------------------
 Lincare Holdings, Inc.(1)     1,399,200         44,844,360
------------------------------------------------------------
 McKesson Corp.                  980,000         32,869,200
------------------------------------------------------------
 Tenet Healthcare Corp.(1)     1,312,500         61,910,625
                                              --------------
                                                232,405,815
------------------------------------------------------------
 PHARMACEUTICALS--5.8%
 Johnson & Johnson             1,750,000         95,042,500
------------------------------------------------------------
 INDUSTRIALS--5.2%
------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--5.2%
 Concord EFS, Inc.(1)          2,300,000         46,943,000
------------------------------------------------------------
 First Data Corp.              1,074,800         37,349,300
                                              --------------
                                                 84,292,300
------------------------------------------------------------
 INFORMATION TECHNOLOGY--5.0%
------------------------------------------------------------
 COMMUNICATIONS EQUIPMENT--0.5%
 Cisco Systems, Inc.(1)          650,000          8,983,000
------------------------------------------------------------
 COMPUTERS & PERIPHERALS--0.4%
 EMC Corp.(1)                  1,000,000          6,760,000
------------------------------------------------------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS--0.6%
 Broadcom Corp., Cl. A(1)        550,000          9,069,500
------------------------------------------------------------
 SOFTWARE--3.5%
 Microsoft Corp.(1)            1,175,000         57,669,000
                                              --------------
 Total Common
 Stocks (Cost $1,350,683,668)                 1,330,578,848

============================================================
 OTHER SECURITIES--1.4%
------------------------------------------------------------
 Nasdaq-100 Unit
 Investment Trust(1)
 (Cost $37,369,749)            1,000,000         23,490,000

                                                      12
OPPENHEIMER GROWTH FUND

                               PRINCIPAL       MARKET VALUE
                                  AMOUNT         SEE NOTE 1
============================================================
 SHORT-TERM NOTES--8.4%
------------------------------------------------------------
 Barton Capital Corp.,
 1.75%, 9/20/02             $ 13,093,000       $ 13,080,907
------------------------------------------------------------
 Fairway Finance Corp.,
 1.74%, 9/9/02                26,551,000         26,540,734
------------------------------------------------------------
 Neptune Funding Corp.,
 1.78%, 10/1/02               38,370,000         38,313,084
------------------------------------------------------------
 Wyeth:
 2%, 9/17/02                  25,000,000         24,979,222
 2%, 9/26/02                  35,000,000         34,954,549
                                               -------------
 Total Short-Term Notes
 (Cost $137,868,496)                            137,868,496

                               PRINCIPAL       MARKET VALUE
                                  AMOUNT         SEE NOTE 1
============================================================
 JOINT REPURCHASE AGREEMENTS--8.9%
------------------------------------------------------------
 Undivided interest of 36.29% in joint
 repurchase agreement with DB Alex Brown
 LLC, 1.81%, dated 8/30/02, to be
 repurchased at $400,896,609 on 9/3/02,
 collateralized by U.S. Treasury Bonds,
 5.50%-6.125%, 8/15/28-8/15/29, with a
 value of $410,193,562 (Cost
 $145,455,000)
                            $145,455,000       $145,455,000
------------------------------------------------------------
 TOTAL INVESTMENTS,
 AT VALUE
 (Cost $1,671,376,913)             100.1%     1,637,392,344
------------------------------------------------------------
 LIABILITIES IN EXCESS OF
 OTHER ASSETS                       (0.1)        (2,399,339)
                             ------------------------------
 NET ASSETS                        100.0%    $1,634,993,005
                             ==============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                      13
OPPENHEIMER GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2002
--------------------------------------------------------------------------------

=========================================================================
 ASSETS
-------------------------------------------------------------------------
 Investments, at value (cost $1,671,376,913)--
   see accompanying statement                             $
1,637,392,344
-------------------------------------------------------------------------

Cash
611,843
-------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest
sold                               716,433
 Interest and
dividends                                           649,612

Other
14,203

--------------
 Total assets
1,639,384,435

=========================================================================
 LIABILITIES
-------------------------------------------------------------------------
 Payables and other liabilities:
 Shares of beneficial interest
redeemed                         2,079,475
 Transfer and shareholder servicing agent
fees                    812,090
 Distribution and service plan
fees                               642,356
 Trustees'
compensation
419,183
 Shareholder
reports                                              401,180

Other
37,146

--------------
 Total
liabilities
4,391,430

=========================================================================
 NET ASSETS
$1,634,993,005

==============

=========================================================================
 COMPOSITION OF NET ASSETS
-------------------------------------------------------------------------
 Par value of shares of beneficial interest
$       68,521
-------------------------------------------------------------------------
 Additional paid-in capital
2,341,849,093
-------------------------------------------------------------------------
 Overdistributed net investment
income                           (402,691)
-------------------------------------------------------------------------
 Accumulated net realized loss on investment
transactions    (672,537,349)
-------------------------------------------------------------------------
 Net unrealized depreciation on
investments                   (33,984,569)

--------------
 NET ASSETS
$1,634,993,005

==============

                                                      14
OPPENHEIMER GROWTH FUND

================================================================================
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------

Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,173,027,251 and 48,489,125 shares of beneficial interest
outstanding)
$24.19
Maximum offering price per share (net asset value plus
sales charge of 5.75% of offering
price)                                  $25.67
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $317,725,011 and 13,937,727
shares of beneficial interest
outstanding)                                $22.80
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $75,228,794 and 3,245,756
shares of beneficial interest
outstanding)                                $23.18
--------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $2,242,739 and 93,476 shares
of beneficial interest
outstanding)                                       $23.99
--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per
share (based on net assets of $66,769,210 and 2,754,559
shares of beneficial interest
outstanding)                                $24.24

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                      15
OPPENHEIMER GROWTH FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2002
--------------------------------------------------------------------------------

=========================================================================
 INVESTMENT INCOME
-------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $35,014)
$   7,920,000
-------------------------------------------------------------------------

Interest
7,455,844

-------------
 Total investment
income                                       15,375,844
=========================================================================
 EXPENSES
-------------------------------------------------------------------------
 Management
fees
12,880,111
-------------------------------------------------------------------------
 Distribution and service plan fees:
 Class
A
3,313,032
 Class
B
4,141,613
 Class
C
931,561
 Class
N
8,087
-------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class
A
4,947,368
 Class
B
1,465,583
 Class
C
328,649
 Class
N
5,563
 Class
Y
320,809
-------------------------------------------------------------------------
 Shareholder
reports                                            1,503,019
-------------------------------------------------------------------------
 Trustees'
compensation
121,287
-------------------------------------------------------------------------
 Custodian fees and
expenses                                       99,581
-------------------------------------------------------------------------

Other
93,018

-------------
 Total
expenses
30,159,281
 Less reduction to custodian
expenses                             (11,345)
 Less voluntary waiver of transfer and shareholder
   servicing agent fees--Class A, B, C and
N                     (131,324)
 Less voluntary waiver of transfer and shareholder
   servicing agent fees--Class
Y                                  (90,843)

-------------
 Net
expenses
29,925,769
=========================================================================
 NET INVESTMENT
LOSS                                          (14,549,925)
=========================================================================
 REALIZED AND UNREALIZED GAIN (LOSS)
-------------------------------------------------------------------------
 Net realized gain (loss) on:

Investments
(315,329,422)
 Closing and expiration of option contracts
written               207,652

-------------
 Net realized
loss                                           (315,121,770)
-------------------------------------------------------------------------
 Net change in unrealized depreciation on
investments         (23,465,967)

-------------
 Net realized and unrealized
loss                            (338,587,737)
=========================================================================
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS
$(353,137,662)

=============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                      16
OPPENHEIMER GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

 YEAR ENDED AUGUST 31,
2002             2001
===============================================================================
 OPERATIONS
-------------------------------------------------------------------------------
 Net investment income (loss)                   $
(14,549,925)  $    8,048,187
-------------------------------------------------------------------------------
 Net realized loss
(315,121,770)    (357,415,519)
-------------------------------------------------------------------------------
 Net change in unrealized depreciation
(23,465,967)  (1,979,523,397)

-------------------------------
 Net decrease in net assets resulting
    from operations
(353,137,662)  (2,328,890,729)
===============================================================================
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A
(7,204,260)            --
 Class B
--               --
 Class C
--               --
 Class N
(7,852)            --
 Class Y
(714,194)            --
-------------------------------------------------------------------------------
 Distributions from net realized gain:
 Class A
--       (169,073,487)
 Class B
--        (57,798,213)
 Class C
--        (10,658,043)
 Class N
--               --
 Class Y
--        (10,089,485)
===============================================================================
 BENEFICIAL INTEREST TRANSACTIONS
-------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting
 from beneficial interest  transactions:
 Class A
(124,336,568)     154,610,675
 Class B
(92,299,250)      69,919,439
 Class C
(10,045,794)      36,664,993
 Class N
2,370,990          292,597
 Class Y
(6,698,416)       2,236,334
===============================================================================
 NET ASSETS
-------------------------------------------------------------------------------
 Total decrease
(592,073,006)  (2,312,785,919)
-------------------------------------------------------------------------------
 Beginning of period
2,227,066,011    4,539,851,930

-------------------------------
 End of period [including undistributed
 (overdistributed) net investment income
 of $(402,691) and $7,619,531, respectively]
$1,634,993,005   $2,227,066,011

===============================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                      17
OPPENHEIMER GROWTH FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A        YEAR ENDED AUGUST 31,
2002       2001       2000       1999       1998
================================================================================

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------
 Net asset value, beginning of period           $ 29.20
$ 62.31    $ 39.77    $ 31.54    $ 40.42
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)
(.13)       .18       (.02)       .10        .73
 Net realized and unrealized gain (loss)          (4.74)
(30.05)     25.42      11.69      (5.05)

-------------------------------------------------------
 Total from investment operations                 (4.87)
(29.87)     25.40      11.79      (4.32)
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income
(.14)        --       (.03)      (.48)      (.66)
 Distributions from net realized gain
--      (3.24)     (2.83)     (3.08)     (3.90)

-------------------------------------------------------
 Total dividends and/or distributions
 to shareholders
(.14)     (3.24)     (2.86)     (3.56)     (4.56)
--------------------------------------------------------------------------------
 Net asset value, end of period                  $24.19
$29.20     $62.31     $39.77     $31.54

========================================================

================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)             (16.77)%
(49.87)%    67.10%     39.39%    (11.62)%
--------------------------------------------------------------------------------

================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in thousands)    $1,173,027
$1,553,066 $3,176,435 $1,730,087 $1,356,905
--------------------------------------------------------------------------------
 Average net assets (in thousands)           $1,430,735
$2,149,795 $2,390,125 $1,620,201 $1,640,181
--------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)
(0.54)%     0.45%     (0.01)%     0.24%      1.90%
 Expenses
1.31%      1.06%      1.01%      1.05%      1.00%(3)
--------------------------------------------------------------------------------
 Portfolio turnover rate
60%        92%        49%       106%        34%

1. Assumes an investment on the business day before the
first day of the fiscal
period, with all dividends and distributions reinvested in
additional shares on
the reinvestment date, and redemption at the net asset
value calculated on the
last business day of the fiscal period. Sales charges are
not reflected in the
total returns. Total returns are not annualized for periods
of less than one
full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for
the reduction to
custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                      18
OPPENHEIMER GROWTH FUND

CLASS B        YEAR ENDED AUGUST 31,
2002       2001       2000       1999       1998
================================================================================

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------
 Net asset value, beginning of period           $ 27.60
$ 59.55    $ 38.37    $ 30.54    $ 39.34
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)
(.54)      (.10)      (.21)      (.20)       .43
 Net realized and unrealized gain (loss)          (4.26)
(28.61)     24.22      11.32      (4.89)

-------------------------------------------------------
 Total from investment operations                 (4.80)
(28.71)     24.01      11.12      (4.46)
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income
--         --         --       (.21)      (.44)
 Distributions from net realized gain
--      (3.24)     (2.83)     (3.08)     (3.90)

-------------------------------------------------------
 Total dividends and/or distributions
 to shareholders
--      (3.24)     (2.83)     (3.29)     (4.34)
--------------------------------------------------------------------------------
 Net asset value, end of period                  $22.80
$27.60     $59.55     $38.37     $30.54

========================================================

================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)             (17.39)%
(50.26)%    65.82%     38.27%    (12.32)%
--------------------------------------------------------------------------------

================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in thousands)      $317,725
$483,298   $996,000   $445,629   $330,442
--------------------------------------------------------------------------------
 Average net assets (in thousands)             $415,965
$692,159   $676,485   $410,058   $353,574
--------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)
(1.30)%    (0.31)%    (0.78)%    (0.58)%     1.08%
 Expenses
2.08%      1.83%      1.78%      1.86%      1.81%(3)
--------------------------------------------------------------------------------
 Portfolio turnover rate
60%        92%        49%       106%        34%

1. Assumes an investment on the business day before the
first day of the fiscal
period, with all dividends and distributions reinvested in
additional shares on
the reinvestment date, and redemption at the net asset
value calculated on the
last business day of the fiscal period. Sales charges are
not reflected in the
total returns. Total returns are not annualized for periods
of less than one
full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for
the reduction to
custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                      19
OPPENHEIMER GROWTH FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C        YEAR ENDED AUGUST 31,
2002       2001       2000       1999       1998
================================================================================

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------
 Net asset value, beginning of period           $ 28.06
$ 60.48    $ 38.92    $ 30.93    $ 39.87
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)
(.43)      (.04)      (.09)      (.20)       .46
 Net realized and unrealized gain (loss)          (4.45)
(29.14)     24.48      11.47      (4.99)

--------------------------------------------------------
 Total from investment operations                 (4.88)
(29.18)     24.39      11.27      (4.53)
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income
--         --         --       (.21)      (.51)
 Distributions from net realized gain
--      (3.24)     (2.83)     (3.07)     (3.90)

--------------------------------------------------------
 Total dividends and/or distributions
 to shareholders
--      (3.24)     (2.83)     (3.28)     (4.41)
--------------------------------------------------------------------------------
 Net asset value, end of period                  $23.18
$28.06     $60.48     $38.92     $30.93

========================================================

================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)             (17.39)%
(50.26)%    65.87%     38.28%    (12.33)%
--------------------------------------------------------------------------------

================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in thousands)       $75,229
$102,144   $176,150    $57,970    $44,377
--------------------------------------------------------------------------------
 Average net assets (in thousands)              $93,082
$133,823   $103,076    $53,501    $43,817
--------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)
(1.31)%    (0.32)%    (0.77)%    (0.58)%     1.06%
 Expenses
2.08%      1.84%      1.78%      1.86%      1.81%(3)
--------------------------------------------------------------------------------
 Portfolio turnover rate
60%        92%        49%       106%        34%

1. Assumes an investment on the business day before the
first day of the fiscal
period, with all dividends and distributions reinvested in
additional shares on
the reinvestment date, and redemption at the net asset
value calculated on the
last business day of the fiscal period. Sales charges are
not reflected in the
total returns. Total returns are not annualized for periods
of less than one
full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for
the reduction to
custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                      20
OPPENHEIMER GROWTH FUND

CLASS N        YEAR ENDED AUGUST
31,                         2002       2001(1)
================================================================================
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------
 Net asset value, beginning of period                     $
29.13      $ 35.39
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income
(loss)                                (.13)(2)     (.01)
 Net realized and unrealized loss
(4.78)(2)    (6.25)

---------------------------------
 Total from investment operations
(4.91)       (6.26)
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment
income                        (.23)          --
 Distributions from net realized
gain                          --           --

---------------------------------
 Total dividends and/or distributions to
shareholders        (.23)          --
--------------------------------------------------------------------------------
 Net asset value, end of period
$23.99       $29.13

=================================

================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(3)
(17.00)%     (17.69)%
--------------------------------------------------------------------------------

================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in thousands)
$2,243         $274
--------------------------------------------------------------------------------
 Average net assets (in thousands)
$1,623         $ 70
--------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment loss
(0.90)%      (0.33)%

Expenses
1.57%        1.40%
--------------------------------------------------------------------------------
 Portfolio turnover
rate                                       60%          92%

1. For the period from March 1, 2001 (inception of
offering) to August 31, 2001.

2. Per share amounts calculated based on the average shares
outstanding during
the period.

3. Assumes an investment on the business day before the
first day of the fiscal
period (or inception of offering), with all dividends and
distributions
reinvested in additional shares on the reinvestment date,
and redemption at the
net asset value calculated on the last business day of the
fiscal period. Sales
charges are not reflected in the total returns. Total
returns are not annualized
for periods of less than one full year.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                      21
OPPENHEIMER GROWTH FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS Y        YEAR ENDED AUGUST 31,
2002       2001       2000       1999       1998
================================================================================

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------
 Net asset value, beginning of period           $ 29.27
$ 62.33    $ 39.76    $ 31.54    $ 40.43
--------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)
(.06)       .28        .16        .18        .87
 Net realized and unrealized gain (loss)          (4.73)
(30.10)     25.37      11.69      (5.09)

-------------------------------------------------------
 Total from investment operations                 (4.79)
(29.82)     25.53      11.87      (4.22)
--------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income
(.24)        --       (.13)      (.58)      (.77)
 Distributions from net realized gain
--      (3.24)     (2.83)     (3.07)     (3.90)

-------------------------------------------------------
 Total dividends and/or distributions
 to shareholders
(.24)     (3.24)     (2.96)     (3.65)     (4.67)
--------------------------------------------------------------------------------
 Net asset value, end of period                  $24.24
$29.27     $62.33     $39.76     $31.54

========================================================

================================================================================
 TOTAL RETURN, AT NET ASSET VALUE(1)             (16.50)%
(49.77)%    67.56%     39.74%    (11.38)%
--------------------------------------------------------------------------------

================================================================================
 RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
 Net assets, end of period (in thousands)       $66,769   $
88,284   $191,267   $ 93,936   $132,146
--------------------------------------------------------------------------------
 Average net assets (in thousands)              $81,127
$124,168   $134,650   $116,615   $135,098
--------------------------------------------------------------------------------
 Ratios to average net assets:(2)
 Net investment income (loss)
(0.25)%     0.67%      0.27%      0.65%      2.16%
 Expenses
1.13%      0.86%      0.73%      0.80%      0.71%(3)
 Expenses, net of voluntary waiver of
 transfer agent fees and/or reduction
 to custodian expenses
1.02%      0.86%      0.73%      0.80%      0.71%
--------------------------------------------------------------------------------
 Portfolio turnover rate
60%        92%        49%       106%        34%

1. Assumes an investment on the business day before the
first day of the fiscal
period, with all dividends and distributions reinvested in
additional shares on
the reinvestment date, and redemption at the net asset
value calculated on the
last business day of the fiscal period. Sales charges are
not reflected in the
total returns. Total returns are not annualized for periods
of less than one
full year.

2. Annualized for periods of less than one full year.

3. Expense ratio has been calculated without adjustment for
the reduction to
custodian expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
                                                      22
OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Growth Fund (the Fund) is registered under the
Investment Company
Act of 1940, as amended, as an open-end management
investment company. The
Fund's investment objective is to seek capital
appreciation. The Fund's
investment advisor is OppenheimerFunds, Inc. (the Manager).

   The Fund offers Class A, Class B, Class C, Class N and
Class Y shares. Class
A shares are sold at their offering price, which is
normally net asset value
plus a front-end sales charge. Class B, Class C and Class N
shares are sold
without a front-end sales charge but may be subject to a
contingent deferred
sales charge (CDSC). Class N shares are sold only through
retirement plans.
Retirement plans that offer Class N shares may impose
charges on those
accounts. Class Y shares are sold to certain institutional
investors without
either a front-end sales charge or a CDSC. All classes of
shares have identical
rights and voting privileges. Earnings, net assets and net
asset value per
share may differ by minor amounts due to each class having
its own expenses
directly attributable to that class. Classes A, B, C and N
have separate
distribution and/or service plans. No such plan has been
adopted for Class Y
shares. Class B shares will automatically convert to Class
A shares six years
after the date of purchase.

   The following is a summary of significant accounting
policies consistently
followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on
National Stock Exchanges
or other domestic or foreign exchanges are valued based on
the last sale price
of the security traded on that exchange prior to the time
when the Fund's
assets are valued. In the absence of a sale, the security
is valued at the last
sale price on the prior trading day, if it is within the
spread of the closing
bid and asked prices, and if not, at the closing bid price.
Securities
(including restricted securities) for which quotations are
not readily
available are valued primarily using dealer-supplied
valuations, a portfolio
pricing service authorized by the Board of Trustees, or at
their fair value.
Fair value is determined in good faith under consistently
applied procedures
under the supervision of the Board of Trustees. Short-term
"money market type"
debt securities with remaining maturities of sixty days or
less are valued at
amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the
Fund are maintained
in U.S. dollars. Prices of securities denominated in
foreign currencies are
translated into U.S. dollars at the closing rates of
exchange. Amounts related
to the purchase and sale of foreign securities and
investment income are
translated at the rates of exchange prevailing on the
respective dates of such
transactions.

   The effect of changes in foreign currency exchange rates
on investments is
separately identified from the fluctuations arising from
changes in market
values of securities held and reported with all other
foreign currency gains
and losses in the Fund's Statement of Operations.

                                                      23
OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued

JOINT REPURCHASE AGREEMENTS. The Fund, along with other
affiliated funds of the
Manager, may transfer uninvested cash balances into one or
more joint
repurchase agreement accounts. These balances are invested
in one or more
repurchase agreements, secured by U.S. government
securities. Securities
pledged as collateral for repurchase agreements are held by
a custodian bank
until the agreements mature. Each agreement requires that
the market value of
the collateral be sufficient to cover payments of interest
and principal;
however, in the event of default by the other party to the
agreement, retention
of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income,
expenses (other than
those attributable to a specific class), gains and losses
are allocated daily
to each class of shares based upon the relative proportion
of net assets
represented by such class. Operating expenses directly
attributable to a
specific class are charged against the operations of that
class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with
provisions of the
Internal Revenue Code applicable to regulated investment
companies and to
distribute all of its taxable income, including any net
realized gain on
investments not offset by capital loss carryforwards, if
any, to shareholders.
Therefore, no federal income or excise tax provision is
required.

   As of August 31, 2002, the Fund had approximately
$229,706,000 of
post-October losses available to offset future capital
gains, if any. Such
losses, if unutilized, will expire in 2011.

As of August 31, 2002, the Fund had available for federal
income tax purposes
unused capital loss carryforwards as follows:

                              EXPIRING
                             ------------------------
                             2009        $ 50,983,636
                             2010         391,696,099
                                         ------------
                             Total       $442,679,735
                                         ============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded
retirement plan for
the Fund's independent trustees. Benefits are based on
years of service and
fees paid to each trustee during the years of service.
During the year ended
August 31, 2002, the Fund's projected benefit obligations
were increased by
$55,263 and payments of $12,454 were made to retired
trustees, resulting in an
accumulated liability of $402,757 as of August 31, 2002.

   The Board of Trustees has adopted a deferred
compensation plan for
independent trustees that enables trustees to elect to
defer receipt of all or
a portion of annual compensation they are entitled to
receive from the Fund.
Under the plan, the compensation deferred is periodically
adjusted as though an
equivalent amount had been invested for the Board of
Trustees in shares of one
or more Oppenheimer funds selected by the trustee. The
amount paid to the Board
of Trustees under the plan will be determined based upon
the performance of the
selected funds. Deferral of trustees' fees under the plan
will not affect the
net assets of the Fund, and will not materially affect the
Fund's assets,
liabilities or net investment income per share.

                                                      24
OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and
distributions to
shareholders, which are determined in accordance with
income tax regulations,
are recorded on the ex-dividend date.

-------------------------------------------------------------------------------
CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS. Net investment
income (loss) and net realized gain (loss) may differ for
financial statement
and tax purposes. The character of dividends and
distributions made during the
fiscal year from net investment income or net realized
gains may differ from
their ultimate characterization for federal income tax
purposes. Also, due to
timing of dividends and distributions, the fiscal year in
which amounts are
distributed may differ from the fiscal year in which the
income or net realized
gain was recorded by the Fund.

   The Fund adjusts the classification of distributions to
shareholders to
reflect the differences between financial statement amounts
and distributions
determined in accordance with income tax regulations.
Accordingly, during the
year ended August 31, 2002, amounts have been reclassified
to reflect a
decrease in paid-in capital of $14,454,009. Overdistributed
net investment
income was decreased by the same amount. Net assets of the
Fund were unaffected
by the reclassifications.

 The tax character of distributions paid during the years
ended August 31, 2002
and August 31, 2001 was as follows:

                                                 YEAR
ENDED       YEAR ENDED
                                            AUGUST 31,
2002  AUGUST 31, 2001

-----------------------------------------------------------
                 Distributions paid from:
                 Ordinary income
$7,926,306     $ 96,345,987
                 Long-term capital gain
--      151,273,241
                 Return of capital
--               --

---------------------------
                 Total
$7,926,306     $247,619,228

===========================

As of August 31, 2002, the components of distributable
earnings on a tax basis
were as follows:

                 Overdistributed net
                    investment income         $    (402,691)
                 Accumulated net realized loss (672,537,349)
                 Net unrealized depreciation    (33,984,569)
                                              -------------
                 Total                        $(706,924,609)
                                              =============

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the
ex-dividend date or upon
ex-dividend notification in the case of certain foreign
dividends where the
ex-dividend date may have passed. Non-cash dividends
included in dividend
income, if any, are recorded at the fair market value of
the securities
received. Interest income, which includes accretion of
discount and
amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded
on the trade date.
Realized gains and losses on securities sold are determined
on the basis of
identified cost.

                                                      25
OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
1. SIGNIFICANT ACCOUNTING POLICIES Continued

OTHER. The preparation of financial statements in
conformity with accounting
principles generally accepted in the United States of
America requires
management to make estimates and assumptions that affect
the reported amounts
of assets and liabilities and disclosure of contingent
assets and liabilities
at the date of the financial statements and the reported
amounts of income and
expenses during the reporting period. Actual results could
differ from those
estimates.

================================================================================
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par
value shares of
beneficial interest. Transactions in shares of beneficial
interest were as
follows:

                           YEAR ENDED AUGUST 31, 2002
YEAR ENDED AUGUST 31, 2001(1)
                                SHARES
AMOUNT           SHARES          AMOUNT
--------------------------------------------------------------------------------

 CLASS A
 Sold                        6,933,882  $ 195,310,273
10,569,340  $ 434,907,471
 Dividends and/or
 distributions reinvested      229,470
6,758,016        3,414,802    158,822,473
 Redeemed                  (11,867,029)  (326,404,857)
(11,769,825)  (439,119,269)

------------------------------------------------------------
 Net increase (decrease)    (4,703,677)
$(124,336,568)       2,214,317  $ 154,610,675

============================================================
--------------------------------------------------------------------------------
 CLASS B
 Sold                        2,659,840  $
70,453,666        5,557,121  $ 229,365,850
 Dividends and/or
 distributions reinvested           --
--        1,227,686     54,263,720
 Redeemed                   (6,235,475)  (162,752,916)
(5,997,793)  (213,710,131)

------------------------------------------------------------
 Net increase (decrease)    (3,575,635) $
(92,299,250)         787,014  $  69,919,439

============================================================
--------------------------------------------------------------------------------
 CLASS C
 Sold                        1,099,282  $
29,093,790        1,717,522   $ 69,151,022
 Dividends and/or
 distributions reinvested           --
--          217,183      9,762,405
 Redeemed                   (1,493,796)   (39,139,584)
(1,207,014)   (42,248,434)

------------------------------------------------------------
 Net increase (decrease)      (394,514) $
(10,045,794)         727,691  $  36,664,993

============================================================
--------------------------------------------------------------------------------
 CLASS N
 Sold                          140,675  $
3,970,419            9,401  $     292,765
 Dividends and/or
 distributions reinvested          268
7,845               --             --
 Redeemed                      (56,863)
(1,607,274)              (5)          (168)

------------------------------------------------------------
 Net increase (decrease)        84,080  $
2,370,990            9,396  $     292,597

============================================================
--------------------------------------------------------------------------------
 CLASS Y
 Sold                          877,421  $
24,490,320        1,574,830  $$ 65,369,945
 Dividends and/or
 distributions reinvested       24,235
713,722          216,565     10,076,798
 Redeemed                   (1,162,874)   (31,902,458)
(1,844,136)   (73,210,409)

------------------------------------------------------------
 Net increase (decrease)      (261,218) $
(6,698,416)         (52,741) $   2,236,334

============================================================

 1. For the year ended August 31, 2001, for Class A, B, C
and Y shares and for
the period from March 1, 2001 (inception of offering) to August 31, 2001, for

 Class N shares.

                                                      26
OPPENHEIMER GROWTH FUND

================================================================================
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of
purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2002, were $999,741,770 and
$1,084,966,491, respectively.

As of August 31, 2002,
unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,671,528,206 was composed of:

            Gross unrealized appreciation        $
153,121,143
            Gross unrealized depreciation
(187,257,005)

----------

            Net unrealized depreciation          $
(34,135,862)

=============

The difference between
book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments in passive foreign investment companies, and forward foreign currency exchange contracts.

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management
fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60%
of the next $700 million, 0.58% of the next $1.0 billion, 0.56% of the next $2.0 billion, and 0.54% of the average annual net assets in excess of $4.5 billion.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a
division of the Manager,
acts as the transfer and shareholder servicing agent for
the Fund. The Fund pays
OFS a $19.75 per account fee.

Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.

The Class Y shares are
subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.25% of average net assets of Class Y shares and for all other classes, up to an annual rate of 0.35% of average net assets of each class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12B-1) FEES. Under its
General Distributor's
Agreement with the Manager, OppenheimerFunds Distributor,
Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous
public offering of
the different classes of shares of the Fund.

                                                      27
OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

================================================================================
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

The compensation paid to
(or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                   AGGREGATE        CLASS A
CONCESSIONS    CONCESSIONS    CONCESSIONS    CONCESSIONS
                   FRONT-END      FRONT-END       ON CLASS
A     ON CLASS B     ON CLASS C     ON CLASS N
               SALES CHARGES  SALES CHARGES
SHARES         SHARES         SHARES         SHARES
                  ON CLASS A    RETAINED BY      ADVANCED
BY    ADVANCED BY    ADVANCED BY    ADVANCED BY
YEAR ENDED            SHARES    DISTRIBUTOR
DISTRIBUTOR(1) DISTRIBUTOR(1) DISTRIBUTOR(1) DISTRIBUTOR(1)
---------------------------------------------------------------------------------

August 31, 2002   $2,350,474       $668,545
$204,213     $2,130,360       $174,319        $31,178

 1. The Distributor advances concession payments to dealers
for certain sales of Class A shares and for sales of Class B, Class C and Class
 N shares from its own resources at the time of sale.

                           CLASS A        CLASS B
CLASS C        CLASS N
                        CONTINGENT     CONTINGENT
CONTINGENT     CONTINGENT
                          DEFERRED       DEFERRED
DEFERRED       DEFERRED
                     SALES CHARGES  SALES CHARGES  SALES
CHARGES  SALES CHARGES
                       RETAINED BY    RETAINED BY
RETAINED BY    RETAINED BY
YEAR ENDED             DISTRIBUTOR    DISTRIBUTOR
DISTRIBUTOR    DISTRIBUTOR
-------------------------------------------------------------------------------
August 31, 2002            $21,386     $1,099,479
$22,633           $249

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A
SHARES. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the
Fund. For the year ended August 31, 2002 , payments under the Class A Plan totaled $3,313,032, all of which were paid by the Distributor to recipients, and included $156,580 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the
Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The
Distributor also receives a service fee of 0.25% per year under each plan.

Distribution fees paid to
the Distributor for the year ended August 31, 2002, were as follows:

DISTRIBUTOR'S

DISTRIBUTOR'S      AGGREGATE

AGGREGATE   UNREIMBURSED

UNREIMBURSED  EXPENSES AS %
                 TOTAL PAYMENTS AMOUNT RETAINED
EXPENSES  OF NET ASSETS
                     UNDER PLAN  BY DISTRIBUTOR     UNDER
PLAN       OF CLASS
-----------------------------------------------------------------------------
 Class B Plan        $4,141,613      $3,277,861
$11,192,681           3.52%
 Class C Plan           931,561         193,657
1,590,674           2.11
 Class N Plan             8,087           8,000
56,842           2.53

================================================================================
5. OPTION ACTIVITY

The Fund may buy and sell put
and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

                                                      28
OPPENHEIMER GROWTH FUND

The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding call options are noted in the Statement of
Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of
Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for
the year ended August 31, 2002 was as follows:

CALL OPTIONS

----------------------------
                                           NUMBER
OF         AMOUNT OF

CONTRACTS          PREMIUMS

------------------------------------------------------
                 Options outstanding as of
                 August 31, 2001
--         $     --
                 Options written
1,750           207,652
                 Options closed or expired
(1,750)         (207,652)

------------------------
                 Options outstanding as of
                 August 31, 2002
--         $     --

========================

================================================================================
 6. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%.The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively.

Interest is charged to each
fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus
0.45%. Borrowings are payable within 30 days after such loan is executed. The
Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings outstanding during the year ended or at August 31,
2002.

  OPPENHEIMER GROWTH FUND

                         Appendix A

------------------------------------------------------------
                           Industry Classifications
------------------------------------------------------------

Aerospace & Defense                Household Durables
Air Freight & Couriers             Household Products
Airlines                           Industrial Conglomerates
Auto Components                    Insurance
Automobiles                        Internet & Catalog Retail
Banks                              Internet Software & Services
Beverages                          Information Technology Consulting &
                                   Services
Biotechnology                      Leisure Equipment & Products
Building Products                  Machinery
Chemicals                          Marine
Commercial Services & Supplies     Media
Communications Equipment           Metals & Mining
Computers & Peripherals            Multiline Retail
Construction & Engineering         Multi-Utilities
Construction Materials             Office Electronics
Containers & Packaging             Oil & Gas
Distributors                       Paper & Forest Products
Diversified Financials             Personal Products
Diversified Telecommunication      Pharmaceuticals
Services
Electric Utilities                 Real Estate
Electrical Equipment               Road & Rail
Electronic Equipment & Instruments Semiconductor Equipment & Products
Energy Equipment & Services        Software
Food & Drug Retailing              Specialty Retail
Food Products                      Textiles & Apparel
Gas Utilities                      Tobacco
Health Care Equipment & Supplies   Trading Companies & Distributors
Health Care Providers & Services   Transportation Infrastructure
Hotels Restaurants & Leisure       Water Utilities
                                   Wireless Telecommunication Services

                          B-11
                         Appendix B

OppenheimerFunds Special Sales Charge Arrangements and
-------------------------------------------------------
Waivers
-------

In certain cases, the initial sales charge that applies to
purchases of Class A shares2 of the Oppenheimer funds or
the contingent deferred sales charge that may apply to
Class A, Class B or Class C shares may be waived.3  That is
because of the economies of sales efforts realized by
OppenheimerFunds Distributor, Inc., (referred to in this
document as the "Distributor"), or by dealers or other
financial institutions that offer those shares to certain
classes of investors.

Not all waivers apply to all funds. For example, waivers
relating to Retirement Plans do not apply to Oppenheimer
municipal funds, because shares of those funds are not
available for purchase by or on behalf of retirement plans.
Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and
in the Prospectus and Statement of Additional Information
of the applicable Oppenheimer funds, the term "Retirement
Plan" refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k)
            of the Internal Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans4
         4) Group Retirement Plans5
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"),
            including traditional IRAs, Roth IRAs,
            SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the
applicability of a special arrangement or waiver in a
particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this
document as the "Transfer Agent") of the particular
Oppenheimer fund. These waivers and special arrangements
may be amended or terminated at any time by a particular
fund, the Distributor, and/or OppenheimerFunds, Inc.
(referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be
requested by the shareholder and/or dealer in the
redemption request.
I. Applicability of Class A Contingent Deferred Sales Charges
                       in Certain Cases
------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are
Not Subject to Initial Sales Charge but May Be Subject to
the Class A Contingent Deferred Sales Charge (unless a
waiver applies).

      There is no initial sales charge on purchases of
Class A shares of any of the Oppenheimer funds in the cases
listed below. However, these purchases may be subject to
the Class A contingent deferred sales charge if redeemed
within 18 months (24 months in the case of Oppenheimer
Rochester National Municipals and Rochester Fund
Municipals) of the beginning of the calendar month of their
purchase, as described in the Prospectus (unless a waiver
described elsewhere in this Appendix applies to the
redemption). Additionally, on shares purchased under these
waivers that are subject to the Class A contingent deferred
sales charge, the Distributor will pay the applicable
concession described in the Prospectus under "Class A
Contingent Deferred Sales Charge."6 This waiver provision
applies to:
|_|   Purchases of Class A shares aggregating $1 million or
         more.
|_|   Purchases of Class A shares by a Retirement Plan that
         was permitted to purchase such shares at net asset
         value but subject to a contingent deferred sales
         charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans)
         that: 1) bought shares costing $500,000 or more,
         2) had at the time of purchase 100 or more
         eligible employees or total plan assets of
         $500,000 or more, or 3) certified to the
         Distributor that it projects to have annual plan
         purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover
         IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered
            investment adviser that has made special
            arrangements with the Distributor for those
            purchases, or
         2) by a direct rollover of a distribution from a
            qualified Retirement Plan if the administrator
            of that Plan has made special arrangements with
            the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that
         have any of the following record-keeping
         arrangements:
         1) The record keeping is performed by Merrill
            Lynch Pierce Fenner & Smith, Inc. ("Merrill
            Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor
            signs the record-keeping service agreement with
            Merrill Lynch, the Plan must have $3 million or
            more of its assets invested in (a) mutual
            funds, other than those advised or managed by
            Merrill Lynch Investment Management, L.P.
            ("MLIM"), that are made available under a
            Service Agreement between Merrill Lynch and the
            mutual fund's principal underwriter or
            distributor, and  (b)  funds advised or managed
            by MLIM (the funds described in (a) and (b) are
            referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is
            performed on a daily valuation basis by a
            record keeper whose services are provided under
            a contract or arrangement between the
            Retirement Plan and Merrill Lynch. On the date
            the plan sponsor signs the record keeping
            service agreement with Merrill Lynch, the Plan
            must have $3 million or more of its assets
            (excluding assets invested in money market
            funds) invested in Applicable Investments.
         3) The record keeping for a Retirement Plan is
            handled under a service agreement with Merrill
            Lynch and on the date the plan sponsor signs
            that agreement, the Plan has 500 or more
            eligible employees (as determined by the
            Merrill Lynch plan conversion manager).
II.   Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges
for Certain Purchasers.

Class A shares purchased by the following investors are not
subject to any Class A sales charges (and no concessions
are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and
         employees (and their "immediate families") of the
         Fund, the Manager and its affiliates, and
         retirement plans established by them for their
         employees. The term "immediate family" refers to
         one's spouse, children, grandchildren,
         grandparents, parents, parents-in-law, brothers
         and sisters, sons- and daughters-in-law, a
         sibling's spouse, a spouse's siblings, aunts,
         uncles, nieces and nephews; relatives by virtue of
         a remarriage (step-children, step-parents, etc.)
         are included.
|_|   Registered management investment companies, or
         separate accounts of insurance companies having an
         agreement with the Manager or the Distributor for
         that purpose.
|_|   Dealers or brokers that have a sales agreement with
         the Distributor, if they purchase shares for their
         own accounts or for retirement plans for their
         employees.
|_|   Employees and registered representatives (and their
         spouses) of dealers or brokers described above or
         financial institutions that have entered into
         sales arrangements with such dealers or brokers
         (and which are identified as such to the
         Distributor) or with the Distributor. The
         purchaser must certify to the Distributor at the
         time of purchase that the purchase is for the
         purchaser's own account (or for the benefit of
         such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment
         advisors that have entered into an agreement with
         the Distributor providing specifically for the use
         of shares of the Fund in particular investment
         products made available to their clients. Those
         clients may be charged a transaction fee by their
         dealer, broker, bank or advisor for the purchase
         or sale of Fund shares.
|_|   Investment advisors and financial planners who have
         entered into an agreement for this purpose with
         the Distributor and who charge an advisory,
         consulting or other fee for their services and buy
         shares for their own accounts or the accounts of
         their clients.
|_|   "Rabbi trusts" that buy shares for their own
         accounts, if the purchases are made through a
         broker or agent or other financial intermediary
         that has made special arrangements with the
         Distributor for those purchases.
|_|   Clients of investment advisors or financial planners
         (that have entered into an agreement for this
         purpose with the Distributor) who buy shares for
         their own accounts may also purchase shares
         without sales charge but only if their accounts
         are linked to a master account of their investment
         advisor or financial planner on the books and
         records of the broker, agent or financial
         intermediary with which the Distributor has made
         such special arrangements . Each of these
         investors may be charged a fee by the broker,
         agent or financial intermediary for purchasing
         shares.
|_|   Directors, trustees, officers or full-time employees
         of OpCap Advisors or its affiliates, their
         relatives or any trust, pension, profit sharing or
         other benefit plan which beneficially owns shares
         for those persons.
|_|   Accounts for which Oppenheimer Capital (or its
         successor) is the investment advisor (the
         Distributor must be advised of this arrangement)
         and persons who are directors or trustees of the
         company or trust which is the beneficial owner of
         such accounts.
|_|   A unit investment trust that has entered into an
         appropriate agreement with the Distributor.
|_|   Dealers, brokers, banks, or registered investment
         advisers that have entered into an agreement with
         the Distributor to sell shares to defined
         contribution employee retirement plans for which
         the dealer, broker or investment adviser provides
         administration services.
|_|   Retirement Plans and deferred compensation plans and
         trusts used to fund those plans (including, for
         example, plans qualified or created under sections
         401(a), 401(k), 403(b) or 457 of the Internal
         Revenue Code), in each case if those purchases are
         made through a broker, agent or other financial
         intermediary that has made special arrangements
         with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former
         Quest for Value Advisors) whose Class B or Class C
         shares of a Former Quest for Value Fund were
         exchanged for Class A shares of that Fund due to
         the termination of the Class B and Class C
         TRAC-2000 program on November 24, 1995.
|_|   A qualified Retirement Plan that had agreed with the
         former Quest for Value Advisors to purchase shares
         of any of the Former Quest for Value Funds at net
         asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund
         clearinghouse, if that arrangement was consummated
         and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges
in Certain Transactions.

Class A shares issued or purchased in the following
transactions are not subject to sales charges (and no
concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as
         mergers, asset acquisitions and exchange offers,
         to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or
         other distributions reinvested from the Fund or
         other Oppenheimer funds (other than Oppenheimer
         Cash Reserves) or unit investment trusts for which
         reinvestment arrangements have been made with the
         Distributor.
|_|   Shares purchased through a broker-dealer that has
         entered into a special agreement with the
         Distributor to allow the broker's customers to
         purchase and pay for shares of Oppenheimer funds
         using the proceeds of shares redeemed in the prior
         30 days from a mutual fund (other than a fund
         managed by the Manager or any of its subsidiaries)
         on which an initial sales charge or contingent
         deferred sales charge was paid. This waiver also
         applies to shares purchased by exchange of shares
         of Oppenheimer Money Market Fund, Inc. that were
         purchased and paid for in this manner. This waiver
         must be requested when the purchase order is
         placed for shares of the Fund, and the Distributor
         may require evidence of qualification for this
         waiver.
|_|   Shares purchased with the proceeds of maturing
         principal units of any Qualified Unit Investment
         Liquid Trust Series.
|_|   Shares purchased by the reinvestment of loan
         repayments by a participant in a Retirement Plan
         for which the Manager or an affiliate acts as
         sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge
for Certain Redemptions.

The Class A contingent deferred sales charge is also waived
if shares that would otherwise be subject to the contingent
deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are
         limited annually to no more than 12% of the
         account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law
         or involuntary redemptions of small accounts
         (please refer to "Shareholder Account Rules and
         Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred
         compensation plans or other employee benefit plans
         for any of the following purposes:
         1) Following the death or disability (as defined
            in the Internal Revenue Code) of the
            participant or beneficiary. The death or
            disability must occur after the participant's
            account was established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake
            of fact.
4)    Hardship withdrawals, as defined in the plan.7
         5) Under a Qualified Domestic Relations Order, as
            defined in the Internal Revenue Code, or, in
            the case of an IRA, a divorce or separation
            agreement described in Section 71(b) of the
            Internal Revenue Code.
         6) To meet the minimum distribution requirements
            of the Internal Revenue Code.
         7) To make "substantially equal periodic payments"
            as described in Section 72(t) of the Internal
            Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.8
         10)      Participant-directed redemptions to
            purchase shares of a mutual fund (other than a
            fund managed by the Manager or a subsidiary of
            the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service
            distributions," if the redemption proceeds are
            rolled over directly to an
            OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by
         broker-dealers that have entered into a special
         agreement with the Distributor allowing this
         waiver.
|_|   For distributions from retirement plans that have $10
         million or more in plan assets and that have
         entered into a special agreement with the
         Distributor.
|_|   For distributions from retirement plans which are
         part of a retirement plan product or platform
         offered by certain banks, broker-dealers,
         financial advisors, insurance companies or record
         keepers which have entered into a special
         agreement with the Distributor.
III.  Waivers of Class B, Class C and Class N Sales Charges
                        of Oppenheimer Funds
---------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales
charges will not be applied to shares purchased in certain
types of transactions or redeemed in certain circumstances
described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales
charges will be waived for redemptions of shares in the
following cases:
|_|   Shares redeemed involuntarily, as described in
         "Shareholder Account Rules and Policies," in the
         applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans
         following the death or disability of the last
         surviving shareholder. The death or disability
         must have occurred after the account was
         established, and for disability you must provide
         evidence of a determination of disability by the
         Social Security Administration.
|_|   The contingent deferred sales charges are generally
         not waived following the death or disability of a
         grantor or trustee for a trust account. The
         contingent deferred sales charges will only be
         waived in the limited case of the death of the
         trustee of a grantor trust or revocable living
         trust for which the trustee is also the sole
         beneficiary. The death or disability must have
         occurred after the account was established, and
         for disability you must provide evidence of a
         determination of disability by the Social Security
         Administration.
|_|   Distributions from accounts for which the
         broker-dealer of record has entered into a special
         agreement with the Distributor allowing this
         waiver.
|_|   Redemptions of Class B shares held by Retirement
         Plans whose records are maintained on a daily
         valuation basis by Merrill Lynch or an independent
         record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S.
         Government Trust from accounts of clients of
         financial institutions that have entered into a
         special arrangement with the Distributor for this
         purpose.
|_|   Redemptions requested in writing by a Retirement Plan
         sponsor of Class C shares of an Oppenheimer fund
         in amounts of $500,000 or more and made more than
         12 months after the Retirement Plan's first
         purchase of Class C shares, if the redemption
         proceeds are invested in Class N shares of one or
         more Oppenheimer funds.
|_|      Distributions9 from Retirement Plans or other
         employee benefit plans for any of the following
         purposes:
         1) Following the death or disability (as defined
            in the Internal Revenue Code) of the
            participant or beneficiary. The death or
            disability must occur after the participant's
            account was established in an Oppenheimer fund.
         2) To return excess contributions made to a
            participant's account.
         3) To return contributions made due to a mistake
            of fact.
         4) To make hardship withdrawals, as defined in the
            plan.10
         5) To make distributions required under a
            Qualified Domestic Relations Order or, in the
            case of an IRA, a divorce or separation
            agreement described in Section 71(b) of the
            Internal Revenue Code.
         6) To meet the minimum distribution requirements
            of the Internal Revenue Code.
         7) To make "substantially equal periodic payments"
            as described in Section 72(t) of the Internal
            Revenue Code.
         8) For loans to participants or beneficiaries.11
         9) On account of the participant's separation from
            service.12
         10)      Participant-directed redemptions to
            purchase shares of a mutual fund (other than a
            fund managed by the Manager or a subsidiary of
            the Manager) offered as an investment option in
            a Retirement Plan if the plan has made special
            arrangements with the Distributor.
         11)      Distributions made on account of a plan
            termination or "in-service" distributions, if
            the redemption proceeds are rolled over
            directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's
            account under an Automatic Withdrawal Plan
            after the participant reaches age 59 1/2, as long
            as the aggregate value of the distributions
            does not exceed 10% of the account's value,
            adjusted annually.
         13)      Redemptions of Class B shares under an
            Automatic Withdrawal Plan for an account other
            than a Retirement Plan, if the aggregate value
            of the redeemed shares does not exceed 10% of
            the account's value, adjusted annually.
         14)      For distributions from 401(k) plans
            sponsored by broker-dealers that have entered
            into a special arrangement with the Distributor
            allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under
         an Automatic Withdrawal Plan from an account other
         than a Retirement Plan if the aggregate value of
         the redeemed shares does not exceed 10% of the
         account's value annually.

B. Waivers for Shares Sold or Issued in Certain
Transactions.

The contingent deferred sales charge is also waived on
Class B and Class C shares sold or issued in the following
cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment
         companies or separate accounts of insurance
         companies having an agreement with the Manager or
         the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the
         Fund is a party.
|_|   Shares sold to present or former officers, directors,
         trustees or employees (and their "immediate
         families" as defined above in Section I.A.) of the
         Fund, the Manager and its affiliates and
         retirement plans established by them for their
         employees.
IV.    Special Sales Charge Arrangements for Shareholders of
       Certain Oppenheimer Funds Who Were Shareholders of
                  Former Quest for Value Funds
-------------------------------------------------------------

The initial and contingent deferred sales charge rates and
waivers for Class A, Class B and Class C shares described
in the Prospectus or Statement of Additional Information of
the Oppenheimer funds are modified as described below for
certain persons who were shareholders of the former Quest
for Value Funds.  To be eligible, those persons must have
been shareholders on November 24, 1995, when
OppenheimerFunds, Inc. became the investment advisor to
those former Quest for Value Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer
   Small Cap Value Fund
   Oppenheimer Quest Balanced Value Fund        Oppenheimer
   Quest Global Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the
following funds when they merged (were reorganized) into
various Oppenheimer funds on November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for
   Value New York Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest
   for Value National Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value
   California Tax-Exempt Fund

      All of the funds listed above are referred to in this
Appendix as the "Former Quest for Value Funds."  The
waivers of initial and contingent deferred sales charges
described in this Appendix apply to shares of an
Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange
         of shares of an Oppenheimer fund that was one of
         the Former Quest for Value Funds, or
|_|   purchased by such shareholder by exchange of shares
         of another Oppenheimer fund that were acquired
         pursuant to the merger of any of the Former Quest
         for Value Funds into that other Oppenheimer fund
         on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X|   Reduced Class A Initial Sales Charge Rates for
Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations.  The following table
sets forth the initial sales charge rates for Class A
shares purchased by members of "Associations" formed for
any purpose other than the purchase of securities. The
rates in the table apply if that Association purchased
shares of any of the Former Quest for Value Funds or
received a proposal to purchase such shares from OCC
Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------
      For purchases by Associations having 50 or more
eligible employees or members, there is no initial sales
charge on purchases of Class A shares, but those shares are
subject to the Class A contingent deferred sales charge
described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the
lower of either the sales charge rate in the table based on
the number of members of an Association, or the sales
charge rate that applies under the Right of Accumulation
described in the applicable fund's Prospectus and Statement
of Additional Information. Individuals who qualify under
this arrangement for reduced sales charge rates as members
of Associations also may purchase shares for their
individual or custodial accounts at these reduced sales
charge rates, upon request to the Distributor.

|X|   Waiver of Class A Sales Charges for Certain
Shareholders.  Class A shares purchased by the following
investors are not subject to any Class A initial or
contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family
   of Funds on February 28, 1991 and who acquired shares of
   any of the Former Quest for Value Funds by merger of a
   portfolio of the AMA Family of Funds.
o     Shareholders who acquired shares of any Former Quest
   for Value Fund by merger of any of the portfolios of the
   Unified Funds.

|X|   Waiver of Class A Contingent Deferred Sales Charge in
Certain Transactions.  The Class A contingent deferred
sales charge will not apply to redemptions of Class A
shares purchased by the following investors who were
shareholders of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer
that is or was not permitted to receive a sales load or
redemption fee imposed on a shareholder with whom that
dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations
adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales
Charge Waivers.

|X|   Waivers for Redemptions of Shares Purchased Prior to
March 6, 1995.  In the following cases, the contingent
deferred sales charge will be waived for redemptions of
Class A, Class B or Class C shares of an Oppenheimer fund.
The shares must have been acquired by the merger of a
Former Quest for Value Fund into the fund or by exchange
from an Oppenheimer fund that was a Former Quest for Value
Fund or into which such fund merged. Those shares must have
been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan
   holding only either Class B or Class C shares if the
   annual withdrawal does not exceed 10% of the initial
   value of the account value, adjusted annually, and
o     liquidation of a shareholder's account if the
   aggregate net asset value of shares held in the account
   is less than the required minimum value of such accounts.

|X|   Waivers for Redemptions of Shares Purchased on or
After March 6, 1995 but Prior to November 24, 1995. In the
following cases, the contingent deferred sales charge will
be waived for redemptions of Class A, Class B or Class C
shares of an Oppenheimer fund. The shares must have been
acquired by the merger of a Former Quest for Value Fund
into the fund or by exchange from an Oppenheimer fund that
was a Former Quest For Value Fund or into which such Former
Quest for Value Fund merged. Those shares must have been
purchased on or after March 6, 1995, but prior to November
24, 1995:
o     redemptions following the death or disability of the
   shareholder(s) (as evidenced by a determination of total
   disability by the U.S. Social Security Administration);
o     withdrawals under an automatic withdrawal plan (but
   only for Class B or Class C shares) where the annual
   withdrawals do not exceed 10% of the initial value of
   the account value; adjusted annually, and
o     liquidation of a shareholder's account if the
   aggregate net asset value of shares held in the account
   is less than the required minimum account value.

      A shareholder's account will be credited with the
amount of any contingent deferred sales charge paid on the
redemption of any Class A, Class B or Class C shares of the
Oppenheimer fund described in this section if the proceeds
are invested in the same Class of shares in that fund or
another Oppenheimer fund within 90 days after redemption.
V.    Special Sales Charge Arrangements for Shareholders of
      Certain Oppenheimer Funds Who Were Shareholders of
         Connecticut Mutual Investment Accounts, Inc.
---------------------------------------------------------

The initial and contingent deferred sale charge rates and
waivers for Class A and Class B shares described in the
respective Prospectus (or this Appendix) of the following
Oppenheimer funds (each is referred to as a "Fund" in this
section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders
who were shareholders of the following funds (referred to
as the "Former Connecticut Mutual Funds") on March 1, 1996,
when OppenheimerFunds, Inc. became the investment adviser
to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account      Connecticut
   Mutual Total Return Account
   Connecticut Mutual Government Securities Account   CMIA
   LifeSpan Capital Appreciation Account
   Connecticut Mutual Income Account      CMIA LifeSpan
   Balanced Account
   Connecticut Mutual Growth Account      CMIA Diversified
   Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X|   Class A Contingent Deferred Sales Charge. Certain
shareholders of a Fund and the other Former Connecticut
Mutual Funds are entitled to continue to make additional
purchases of Class A shares at net asset value without a
Class A initial sales charge, but subject to the Class A
contingent deferred sales charge that was in effect prior
to March 18, 1996 (the "prior Class A CDSC"). Under the
prior Class A CDSC, if any of those shares are redeemed
within one year of purchase, they will be assessed a 1%
contingent deferred sales charge on an amount equal to the
current market value or the original purchase price of the
shares sold, whichever is smaller (in such redemptions, any
shares not subject to the prior Class A CDSC will be
redeemed first).

      Those shareholders who are eligible for the prior
      Class A CDSC are:
         1) persons whose purchases of Class A shares of a
            Fund and other Former Connecticut Mutual Funds
            were $500,000 prior to March 18, 1996, as a
            result of direct purchases or purchases
            pursuant to the Fund's policies on Combined
            Purchases or Rights of Accumulation, who still
            hold those shares in that Fund or other Former
            Connecticut Mutual Funds, and
         2) persons whose intended purchases under a
            Statement of Intention entered into prior to
            March 18, 1996, with the former general
            distributor of the Former Connecticut Mutual
            Funds to purchase shares valued at $500,000 or
            more over a 13-month period entitled those
            persons to purchase shares at net asset value
            without being subject to the Class A initial
            sales charge

      Any of the Class A shares of a Fund and the other
Former Connecticut Mutual Funds that were purchased at net
asset value prior to March 18, 1996, remain subject to the
prior Class A CDSC, or if any additional shares are
purchased by those shareholders at net asset value pursuant
to this arrangement they will be subject to the prior Class
A CDSC.

|X|   Class A Sales Charge Waivers. Additional Class A
shares of a Fund may be purchased without a sales charge,
by a person who was in one (or more) of the categories
below and acquired Class A shares prior to March 18, 1996,
and still holds Class A shares:
         1) any purchaser, provided the total initial
            amount invested in the Fund or any one or more
            of the Former Connecticut Mutual Funds totaled
            $500,000 or more, including investments made
            pursuant to the Combined Purchases, Statement
            of Intention and Rights of Accumulation
            features available at the time of the initial
            purchase and such investment is still held in
            one or more of the Former Connecticut Mutual
            Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided
            that the total initial amount invested by the
            plan in the Fund or any one or more of the
            Former Connecticut Mutual Funds totaled
            $500,000 or more;
         3) Directors of the Fund or any one or more of the
            Former Connecticut Mutual Funds and members of
            their immediate families;
         4) employee benefit plans sponsored by Connecticut
            Mutual Financial Services, L.L.C. ("CMFS"), the
            prior distributor of the Former Connecticut
            Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least
            1,000 persons (and persons who are retirees
            from such group) engaged in a common business,
            profession, civic or charitable endeavor or
            other activity, and the spouses and minor
            dependent children of such persons, pursuant to
            a marketing program between CMFS and such
            group; and
         6) an institution acting as a fiduciary on behalf
            of an individual or individuals, if such
            institution was directly compensated by the
            individual(s) for recommending the purchase of
            the shares of the Fund or any one or more of
            the Former Connecticut Mutual Funds, provided
            the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and
(2) above may be subject to the Class A CDSC of the Former
Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be
purchased without a sales charge by any holder of a
variable annuity contract issued in New York State by
Connecticut Mutual Life Insurance Company through the
Panorama Separate Account which is beyond the applicable
surrender charge period and which was used to fund a
qualified plan, if that holder exchanges the variable
annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge
Waivers.

In addition to the waivers set forth in the Prospectus and
in this Appendix, above, the contingent deferred sales
charge will be waived for redemptions of Class A and Class
B shares of a Fund and exchanges of Class A or Class B
shares of a Fund into Class A or Class B shares of a Former
Connecticut Mutual Fund provided that the Class A or Class
B shares of the Fund to be redeemed or exchanged were (i)
acquired prior to March 18, 1996 or (ii) were acquired by
exchange from an Oppenheimer fund that was a Former
Connecticut Mutual Fund. Additionally, the shares of such
Former Connecticut Mutual Fund must have been purchased
prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in
      Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to
      participants or beneficiaries from retirement plans
      qualified under Sections 401(a) or 403(b)(7)of the
      Code, or from IRAs, deferred compensation plans
      created under Section 457 of the Code, or other
      employee benefit plans;
4)    as tax-free returns of excess contributions to such
      retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold
      to any state, county, or city, or any
      instrumentality, department, authority, or agency
      thereof, that is prohibited by applicable investment
      laws from paying a sales charge or concession in
      connection with the purchase of shares of any
      registered investment management company;
   6) in connection with the redemption of shares of the
      Fund due to a combination with another investment
      company by virtue of a merger, acquisition or similar
      reorganization transaction;
   7) in connection with the Fund's right to involuntarily
      redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A
      shares and Class B shares in certain retirement plan
      accounts pursuant to an Automatic Withdrawal Plan but
      limited to no more than 12% of the original value
      annually; or
   9) as involuntary redemptions of shares by operation of
      law, or under procedures set forth in the Fund's
      Articles of Incorporation, or as adopted by the Board
      of Directors of the Fund.
VI.    Special Reduced Sales Charge for Former Shareholders
                  of Advance America Funds, Inc.
------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund,
Oppenheimer U.S. Government Trust, Oppenheimer Strategic
Income Fund and Oppenheimer Capital Income Fund who
acquired (and still hold) shares of those funds as a result
of the reorganization of series of Advance America Funds,
Inc. into those Oppenheimer funds on October 18, 1991, and
who held shares of Advance America Funds, Inc. on March 30,
1990, may purchase Class A shares of those four Oppenheimer
funds at a maximum sales charge rate of 4.50%.
VII.   Sales Charge Waivers on Purchases of Class M Shares
            of Oppenheimer Convertible Securities Fund
------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the
"Fund" in this section) may sell Class M shares at net
asset value without any initial sales charge to the classes
of investors listed below who, prior to March 11, 1996,
owned shares of the Fund's then-existing Class A and were
permitted to purchase those shares at net asset value
without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and
         employees (and their "immediate families" as
         defined in the Fund's Statement of Additional
         Information) of the Fund, the Manager and its
         affiliates, and retirement plans established by
         them or the prior investment advisor of the Fund
         for their employees,
|_|   registered management investment companies or
         separate accounts of insurance companies that had
         an agreement with the Fund's prior investment
         advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with
         the Distributor, if they purchase shares for their
         own accounts or for retirement plans for their
         employees,
|_|   employees and registered representatives (and their
         spouses) of dealers or brokers described in the
         preceding section or financial institutions that
         have entered into sales arrangements with those
         dealers or brokers (and whose identity is made
         known to the Distributor) or with the Distributor,
         but only if the purchaser certifies to the
         Distributor at the time of purchase that the
         purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors
         that had entered into an agreement with the
         Distributor or the prior distributor of the Fund
         specifically providing for the use of Class M
         shares of the Fund in specific investment products
         made available to their clients, and
|_|   dealers, brokers or registered investment advisors
         that had entered into an agreement with the
         Distributor or prior distributor of the Fund's
         shares to sell shares to defined contribution
         employee retirement plans for which the dealer,
         broker, or investment advisor provides
         administrative services.

Oppenheimer Growth Fund

Internet Website:
      www.oppenheimerfunds.com
      ------------------------

Investment Advisor
      OppenheimerFunds, Inc.
      498 Seventh Avenue,
      New York, New York 10018

Distributor
      OppenheimerFunds Distributor, Inc.
      498 Seventh Avenue,
      New York, New York 10018

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.CALL.OPP (225.5677)

Custodian Bank
      Citibank, N.A.
      111 Wall Street
      New York, New York 10005

Independent Auditors
      KPMG LLP
      707 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel
      Mayer, Brown, Rowe & Maw
      1675 Broadway
      New York, New York 10019-5820

1234

PX270.002.1002(rev0203)

--------
1 Mr. Motley was elected as Trustee to the Board I Funds
   effective October 10, 2002.
2 Certain waivers also apply to Class M shares of
Oppenheimer Convertible Securities Fund.
3 In the case of Oppenheimer Senior Floating Rate Fund, a
continuously-offered closed-end fund, references to
contingent deferred sales charges mean the Fund's Early
Withdrawal Charges and references to "redemptions" mean
"repurchases" of shares.
4 An "employee benefit plan" means any plan or arrangement,
whether or not it is "qualified" under the Internal Revenue
Code, under which Class N shares of an Oppenheimer fund or
funds are purchased by a fiduciary or other administrator
for the account of participants who are employees of a
single employer or of affiliated employers. These may
include, for example, medical savings accounts, payroll
deduction plans or similar plans. The fund accounts must be
registered in the name of the fiduciary or administrator
purchasing the shares for the benefit of participants in
the plan.
5 The term "Group Retirement Plan" means any qualified or
non-qualified retirement plan for employees of a
corporation or sole proprietorship, members and employees
of a partnership or association or other organized group of
persons (the members of which may include other groups), if
the group has made special arrangements with the
Distributor and all members of the group participating in
(or who are eligible to participate in) the plan purchase
shares of an Oppenheimer fund or funds through a single
investment dealer, broker or other financial institution
designated by the group. Such plans include 457 plans,
SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than
plans for public school employees. The term "Group
Retirement Plan" also includes qualified retirement plans
and non-qualified deferred compensation plans and IRAs that
purchase shares of an Oppenheimer fund or funds through a
single investment dealer, broker or other financial
institution that has made special arrangements with the
Distributor.
6 However, that concession will not be paid on purchases of
shares in amounts of $1 million or more (including any
right of accumulation) by a Retirement Plan that pays for
the purchase with the redemption proceeds of Class C shares
of one or more Oppenheimer funds held by the Plan for more
than one year.
7 This provision does not apply to IRAs.
8 This provision does not apply to 403(b)(7) custodial
plans if the participant is less than age 55, nor to IRAs.
9 The distribution must be requested prior to Plan
termination or the elimination of the Oppenheimer funds as
an investment option under the Plan.
10 This provision does not apply to IRAs.
11 This provision does not apply to loans from 403(b)(7)
custodial plans and loans from the
OppenheimerFunds-sponsored Single K retirement plan.
12 This provision does not apply to 403(b)(7) custodial
plans if the participant is less than age 55, nor to IRAs.

 OPPENHEIMER SELECT MANAGERS
                  QM Active Balanced Fund

            Supplement dated May 19, 2003 to the
              Prospectus dated March 28, 2003

The Prospectus is changed as follows:

Class Y shares of QM Active  Balanced Fund are not currently available for sale.

May 19, 2003                                                  PS0505.019

 OPPENHEIMER SELECT MANAGERS
                  Supplement dated May 7, 2003 to the
                    Prospectus dated March 28, 2003

The Prospectus is changed as follows:

1.    The  following  paragraph  is  added  to the  end  of the  section captioned "How the Fund is Managed" on Page 55:

   At a recent  meeting,  the Board of Trustees of the Funds  determined
   (i)  that it is in the best  interest  of the  shareholders  of OSM -
   Mercury  Advisors S&PP 500 Index Fund that the OSM - Mercury  Advisors
   S&PP 500 Index Fund  reorganize  into  Oppenheimer  Main Street Fund(R),
   (ii) that it is in the best  interest  of the  shareholders  of OSM -
   Mercury  Advisors Focus Growth Fund that OSM - Mercury Advisors Focus
   Growth Fund reorganize into  Oppenheimer  Growth Fund,  (iii) that it is in the best interest of  shareholders  of OSM - QM Active Balanced
   Fund that OSM - QM Active Balanced Fund  reorganize into  Oppenheimer
   Multiple  Strategies  Fund,  (iv) that it is in the best  interest of shareholders  of OSM -  Jennison  Growth  Fund  that  OSM -  Jennison
   Growth Fund reorganize into  Oppenheimer  Growth Fund, (v) that it is in the best interest of the  shareholders  of OSM - Salomon  Brothers
   All Cap Fund  that OSM -  Salomon  Brothers  All Cap Fund  reorganize into Oppenheimer  Value Fund and (vi) that it is the best interest of shareholders of OSM - Gartmore  Millennium  Growth Fund II that OSM -
   Gartmore  Millennium  Growth  Fund  II  reorganize  into  Oppenheimer
   MidCap Fund. The Board unanimously  approved an agreement and plan of reorganization for each of the reorganizations  described above to be entered  into between each  Oppenheimer  Select  Manager fund and the
   respective  acquiring  fund  (the  "reorganization   plan")  and  the
   transactions  contemplated thereby (the "reorganization").  The Board further  determined that the  reorganizations  should be submitted to
   the  Funds'   shareholders   for  approval,   and  recommended   that
   shareholders approve the  reorganizations.  Shareholders of record as of a date to be  determined  by the Board will be entitled to vote on the  reorganization  and will receive the proxy statement  describing the  reorganizations.  The  date  for the  shareholder  meeting,  the record  date for such  meeting and such other  information  necessary for  shareholders  to make a decision on the proposed  merger will be set forth in the proxy statement.

2.    Subject to approval by the Funds' shareholders,  concurrently with the  reorganization of OSM - Mercury Advisors S&PP 500 Index Fund into
   Oppenheimer  Main Street Fund(R),  OSM - Mercury  Advisors Focus Growth
   Fund into  Oppenheimer  Growth Fund,  OSM - QM Active  Balanced  Fund
   into  Oppenheimer  Multiple  Strategies  Fund, OSM - Jennison  Growth
   Fund into  Oppenheimer  Growth Fund,  OSM - Salomon  Brothers All Cap
   Fund  into  Oppenheimer  Value  Fund  and OSM -  Gartmore  Millennium
   Growth  Fund II into  Oppenheimer  MidCap  Fund,  Oppenheimer  Select
   Managers will no longer exist.

May 7, 2003                                                   PS0505.018

Oppenheimer
Select Managers

Prospectus dated March 28, 2003

Mercury Advisors S&P 500 Index Fund
Mercury Advisors Focus Growth Fund
QM Active Balanced Fund
Jennison Growth Fund
Salomon Brothers All Cap Fund
Gartmore Millennium Growth Fund II

As with all mutual funds, the
Securities and Exchange
Commission has not approved
or disapproved the Funds'
securities nor has it
determined that this
Prospectus is accurate or
complete. It is a criminal
offense to represent
otherwise.

CONTENTS

            ABOUT THE FUNDS

            OSM - Mercury Advisors S&PP 500 Index Fund
            OSM - Mercury Advisors Focus Growth Fund
            OSM - QM Active Balanced Fund
            OSM - Jennison Growth Fund
            OSM - Salomon Brothers All Cap Fund
            OSM - Gartmore Millennium Growth Fund II
            About the Funds' Investments
            How the Funds are Managed

            ABOUT YOUR ACCOUNT

            How to Buy Shares
            Class A Shares
            Class B Shares
            Class C Shares
            Class N Shares
            Class Y Shares

            Special Investor Services
            AccountLink
            PhoneLink
            OppenheimerFunds Internet Website
            Retirement Plans

            How to Sell Shares
            By Wire
            By Mail
            By Telephone

            How to Exchange Shares
            Shareholder Account Rules and Policies
            Dividends, Capital Gains and Taxes
            Master/Feeder Structure
            Financial Highlights

ABOUT THE FUNDS

Oppenheimer Select Managers -
Mercury Advisors S&PP 500 Index Fund

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks to match the performance of the Standard & Poor's 500 Composite Stock Price Index
(the "S&PP 500") as closely as possible before the deduction of Fund expenses.

WHAT DOES THE FUND MAINLY INVEST IN? The Fund is a non-diversified mutual fund series of Oppenheimer Select Managers (referred to in this
Prospectus as the "Trust" or "OSM") that invests all of its assets in the Master S&PP 500 Index Series of the Quantitative Master Series
Trust, a registered investment company (the "Master Fund") that has the same goals as the Fund. All investments will be made by the Master
Fund. This structure is sometimes referred to as a "master/feeder"
structure. The Fund's investment results will correspond directly to the investment results of the Master Fund. For simplicity, the term
"Fund" refers to the Fund and/or the Master Fund, unless otherwise identified. For more information on the master/feeder structure, see
"Master/Feeder Structure" on page 74.

      The Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in securities or other financial instruments in, or correlated with, the S&PP 500. The Fund may invest in all 500 stocks in the S&PP 500 in roughly the same proportions as their weightings in the S&PP 500. The Fund may also invest in a strategically selected sample of the 500 stocks in the S&PP 500 which has aggregate investment characteristics, such as average market capitalization and industry weightings, similar to the S&P 500 as a whole, but which involves less transaction cost than would be incurred by purchasing all
500 stocks. Fund Asset Management L.P., doing business as Mercury
Advisors, the investment adviser to the Master Fund (the "Adviser"), may also purchase stocks not included in the S&P 500 when it believes that it would be a cost effective way of approximating the S&P 500's performance to do so. If the Adviser uses these techniques, the Fund may not track the S&P 500 as closely as it would if it were fully replicating the S&P 500. The Fund may change the index it attempts to match if the Adviser believes a different index would better enable the
Fund to match the performance of the market segment represented by the
S&P 500 and, accordingly, the investment objective of the Fund may be changed without shareholder approval.

      The Fund may invest in illiquid securities, repurchase
agreements, and may engage in securities lending. The Fund will also invest in short term money market instruments such as cash reserves to maintain liquidity. These instruments may include obligations of the
U.S. Government, its agencies, or instrumentalities, highly rated bonds or comparable unrated bonds, commercial paper, bank obligations and repurchase agreements and commingled short-term liquidity funds. To the extent the Fund invests in short term money market instruments, it will generally also invest in options, futures or other derivatives in order to seek to maintain full exposure to the S&P 500. The Fund will not invest in options, futures, other derivative instruments or short term money market instruments in order to lessen the Fund's exposure to common stocks as a defensive strategy, but will instead generally attempt to remain fully invested at all times.

      The Fund may invest in derivative instruments, and will normally invest a substantial portion of its assets in options and futures contracts linked to the performance of the S&P 500. Derivatives allow the Fund to increase or decrease its exposure to the S&P 500 quickly and at less cost than buying or selling stocks. The Fund will invest in options, futures and other derivative instruments in order to gain market exposure quickly in the event of subscriptions, to maintain liquidity in the event of redemptions and to keep trading costs low. In connection with the use of derivative instruments, the Fund may enter into short sales in order to adjust the weightings of particular securities represented in a derivative to more accurately reflect the securities' weightings in the target index.

How Does the Fund's Adviser Decide What Securities To Buy or Sell? The
Adviser provides the day-to-day portfolio management of the Fund's assets. The Master Fund's portfolio manager is employed by the Adviser.
The Adviser will not attempt to buy or sell securities based on its economic, financial or market analysis, but will instead employ a
"passive" investment approach. This means that the Adviser will attempt to invest in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 500 before deduction of
Fund expenses. Except as otherwise provided in the Prospectus, the
Adviser will buy or sell securities only when it believes it is necessary to do so in order to match the performance of the S&P 500.
The portfolio manager monitors individual issuers for changes in the factors above and these changes may trigger a decision to sell a security.

Who is the Fund Designed For? The Fund is designed for investors who want to invest in the securities of large U.S. companies contained in the S&P 500 and are willing to accept the risk that the value of their investment may decline. The Fund does not seek current income and the income from its investments will likely be small. The Fund is not designed for investors needing current income or preservation of capital. Shares of the Fund are available for purchase by retirement plans only. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have some degree of risk. The Fund's investments are subject to changes in their value from a number of factors, some of which are described below. The risks described below collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its prices per share.
Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund or the Master Fund will achieve its investment objective.

Selection Risk. The Fund is subject to selection risk, which is the risk that the Fund's investments, which may not fully mirror the index, may underperform the stock market or other funds with similar investment objectives and investment strategies. The Fund will attempt to be fully invested at all times, and will not hold a significant portion of its assets in cash. The Fund will generally not attempt  to hedge against adverse market movements. Therefore, the Fund might go down in value more than other mutual funds in the event of a general market decline. In addition, the Fund has operating and other expenses while the S&P 500 does not. As a result, while the Fund will attempt to track the S&P 500 as closely as possible, it will tend to underperform the S&P 500 to some degree over time.

Risks of Investing in Stocks. Because the Fund invests primarily in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. Prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may also behave differently from each other. Securities in the Fund's portfolio may not increase as much as the market as a whole. Some securities may not be actively traded, and therefore, may not be readily bought or sold. Although at times some of the Fund's investments may appreciate in value rapidly, investors should not expect that most of the Fund's investments will appreciate rapidly.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Risks of Derivative Investments. The Fund can use derivatives for the management of cash balances as well as to increase or decrease its exposure to the S&P 500 quickly. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index.
Options and futures are examples of derivatives the Fund can use.

      The Fund may use derivatives for anticipatory hedging.
Anticipatory hedging is a strategy in which the Fund uses a derivative to offset the risk that securities in which the Fund intends to invest will increase in value before the Fund has an opportunity to purchase the securities. The Fund will use derivatives for anticipatory hedging in order to gain exposure efficiently to its underlying indices or market segments in the event the Fund receives cash inflows.
Derivatives may not always be available or cost efficient. If the Fund invests in derivatives, the investments may not be as effective as a hedge against price movements.

      If the issuer of the derivative does not pay the amount due, the
Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the portfolio manager expected it to perform.
If that happens, the Fund's share prices could fall, or its hedge might be unsuccessful. Some derivatives may be illiquid, making it difficult to sell them quickly at an acceptable price. The Fund has limits on the amount of particular types of derivatives it can hold. Using derivatives can increase the volatility of the Fund's share prices.

Risks of Short Sales. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain.
Any gain will be decreased, and any loss increased, by transaction costs. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.
If the Fund makes short sales of securities that increase in value, it may underperform similar mutual funds that do not make short sales of securities they do not own.

Risks of Non-Diversification. The Fund is "non-diversified." That means that compared to funds that are diversified, it can invest a greater portion of its net assets in the securities of one issuer, such as the
Master Fund. However, the Master Fund invests, under normal
circumstances, at least 80% of its assets in securities or other financial instruments which are contained in or correlated with securities in the S&P 500. Therefore, the portfolio investments of the
Master Fund may be diversified.

HOW RISKY IS THE FUND OVERALL? The Master Fund focuses its investments on the stocks of large U.S. companies with the intent of replicating the S&P 500 before deduction of fees and expenses. The price of the
Master Fund's shares can go up and down substantially. The Master Fund does not use income-oriented investments to help cushion the Master
Fund's total return from changes in stock prices. The Fund invests all of its assets in shares of the Master Fund and is therefore
non-diversified. It will therefore be vulnerable to the effects of economic changes that affect shares of the Master Fund. These changes can affect the value of the Fund's price per share. In the
OppenheimerFunds spectrum, the Fund is generally more aggressive than funds that invest in both stocks and bonds, but may be less volatile than mid-cap stock funds.

------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
------------------------------------------------------------------------

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing the Fund's performance (for its Class
A shares) since the Fund's inception and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. Please remember that the Fund is intended to be a long-term investment, and that performance results are historical, and that past performance (particularly over a short-term period) is not predictive of future results.

Annual Total Returns (Class A)
(as of 12/31 each year)

  [See appendix to prospectus for data in bar chart showing the annual total return]

Sales charges and taxes are not included in the  calculations  of return in this bar chart,  and if those  charges and taxes were  included,  the returns may be less than those shown.
During  the period  shown in the bar  chart,  the  highest  return  (not annualized)  before taxes for a calendar  quarter was 7.71%  (4thQtr'02)
and the  lowest  return  (not  annualized)  before  taxes for a calendar quarter was -17.30% (3rdQtr'02).

--------------------------------------------------------------------------------
                                                                   5 Years
Average Annual Total Returns                                     (or life of
for the periods ended December 31, 2002             1 Year     class, if less)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares (inception 2/16/01)                  -27.62%        -21.15%
--------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees,      -22.09%       -15.80%1
expenses or taxes)
--------------------------------------------------------------------------------
Class B Shares (inception 2/16/01)                  -27.56%        -20.91%
--------------------------------------------------------------------------------
Class C Shares (inception 2/16/01)                  -24.54%        -19.23%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares (inception 3/1/01)                   -24.10%        -17.12%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares (inception 2/16/01)                  -23.06%        -18.29%
--------------------------------------------------------------------------------

1From 2/28/01.
The  Fund's  average  annual  total  returns  include  applicable  sales charges:  for  Class A, the  current  maximum  initial  sales  charge of
5.75%; for Class B, the contingent  deferred sales charge of 5% (1-year)
and 4% (life of class);  and for Class C and Class N, the 1%  contingent deferred  sales charge for the 1-year  period.  There is no sales charge for Class Y. The  returns  measure  the  performance  of a  hypothetical account and assume that all dividends  and capital  gains  distributions have been  reinvested  in  additional  shares.  The  performance  of the
Fund's  Class A shares is  compared to the S&P 500 Index,  an  unmanaged index of equity securities.  The index performance includes reinvestment of income but does not  reflect  transaction  costs,  expenses or taxes.
The Fund's investments may vary from those in the index.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund.  The Fund pays indirectly through its investment in the Master Fund for management of its assets.  The Fund pays a variety of expenses directly for administration, distribution of its shares and other services.
Those expenses are subtracted from the Fund's assets to calculate the
Fund's net asset value per share.  All shareholders therefore pay those expenses indirectly.  Shareholders pay other expenses directly, such as sales charges and account transaction charges. The numbers below are based on the Fund's expenses during its fiscal year ended December 31,
2002.

Shareholder Fees (charges paid directly from your investment):

---------------------------------------------------------------------------------
                                     Class A Class B  Class C  Class N  Class Y
                                     Shares   Shares   Shares   Shares   Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on        5.75%    None     None     None     None
purchases (as % of offering price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as % of the lower of the original
offering                              None1    5%2      1%3      1%4      None
price or redemption proceeds)
---------------------------------------------------------------------------------
1. A contingent deferred sales charge may apply to redemptions of investments of $500,000 or more of Class A shares. See "How to Buy
Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4. Applies to shares redeemed within 18 months of retirement plan's first purchase of Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

---------------------------------------------------------------------------------
                                  Class A  Class B  Class C  Class N   Class Y
                                   Shares   Shares   Shares   Shares    Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Management Fees                    0.005%   0.005%   0.005%   0.005%    0.005%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Distribution and/or Service        0.24%    1.00%    1.00%    0.50%      N/A
(12b-1) Fees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Other Expenses                     1.79%    1.78%    1.70%    1.66%     46.32%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Annual Operating Expenses    2.035%   2.785%   2.705%   2.165%   46.325%
---------------------------------------------------------------------------------
The management fee listed is the fee paid by the Master Fund and incurred indirectly by this Fund. This Fund does not pay a management fee directly to the Adviser. The Adviser has entered into a contractual arrangement with the Master Fund to provide that the management fee for the Master Fund, when combined with administrative fees of certain funds that invest in the Master Fund (other than this Fund), will not exceed a specific amount. As a result of this contractual arrangement, the Adviser currently receives management fees of 0.005%. This arrangement has a one-year term and is renewable. Absent that contractual arrangement, the management fee paid by the Master Fund to the Adviser would be 0.05%.
Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, administration fees paid to
OppenheimerFunds, Inc., and accounting and legal expenses that the Fund pays as well as the Fund's pro rata share of the expenses of the Master
Fund. The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.25% per annum for Class Y shares and 0.35% per annum for all other classes. "Total Annual Operating Expenses" were reduced by a voluntary expense assumption undertaking by the Manager.
With that expense assumption and the transfer agent waiver, "Total
Annual Operating Expenses" were 1.085% for Class A, 1.835% for Class
B, 1.805% for Class C, 1.295% for Class N and 0.835% for Class Y.
Effective November 1, 2002, the limit on transfer agent fees for Class
Y shares increased to 0.35% of average daily net assets per fiscal year. Had that limit been in effect during the Fund's prior fiscal year, the Class Y "Total Annual Operating Expenses" as percentage of average daily net assets would have been .935%.  Those voluntary undertakings may be revised or terminated at any time.

EXAMPLES.  The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are redeemed:   1 Year        3 Years      5 Years       10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares            $770          $1,176       $1,608        $2,803
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares            $782          $1,164       $1,672        $2,7711
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares            $374          $840         $1,432        $3,037
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares            $320          $678         $1,162        $2,498
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares            $10,000       $0           $0            $10,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If shares are not         1 Year        3 Years      5 Years       10 Years
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares            $770          $1,176       $1,608        $2,803
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares            $282          $864         $1,472        $2,7711
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares            $274          $840         $1,432        $3,037
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares            $220          $678         $1,162        $2,498
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares            $10,000       $0           $0            $10,000
--------------------------------------------------------------------------------
In the first example, expenses include the initial sales charge for
Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges. There are no sales charges on Class Y shares.
1. Class B expenses for years 7 through 10 are based on Class A expenses, because Class B shares automatically convert to Class A shares 72 months after purchase.

Oppenheimer Select Managers -
Mercury Advisors Focus Growth Fund

What is the Fund's Investment Objective? The Fund seeks long-term capital appreciation.

What Does the Fund Mainly Invest In? The Fund is a non-diversified aggressive growth mutual fund that invests all of its assets in the
Master Focus Twenty Trust (the "Master Fund"), a mutual fund that has the same goals as the Fund. All investments will be made by the Master
Fund. This structure is sometimes referred to as a "master/feeder"
structure. The Fund's investment results will correspond directly to the investment results of the Master Fund. For simplicity, the term
"Fund" refers to the Fund and/or the Master Fund, unless otherwise identified. For more information on the master/feeder structure, see
"Master/Feeder Structure" on page 74.

      The Fund generally invests at least 65% of its total assets in equity securities. Normally, the Fund will invest in the common stock of approximately 20 to 30 companies that Fund Asset Management L.P., doing business as Mercury Advisors, the investment adviser to the
Master Fund (the "Adviser"), believes have earnings growth and capital appreciation potential (also known as "aggressive growth companies").
The Fund may invest in companies of any size but currently emphasizes common stocks of companies with large stock market capitalizations
(greater than $5 billion).  To a lesser extent, the Fund also may invest in preferred stock, convertible securities, warrants and rights to subscribe to common stock of those companies. The Fund may invest in excess of 35% of its total assets in cash or U.S. dollar denominated high quality short-term debt instruments for temporary defensive purposes, to maintain liquidity or when economic or market conditions are unfavorable for profitable investing.  The Master Fund may lend its portfolio securities and may invest uninvested cash balances in affiliated money market funds. The Fund may also invest in certain derivative securities.  Derivatives are financial instruments whose value is derived from another security, a commodity (such as gold or oil), or an index such as the S&P 500 Index. The Fund may also make short sales of securities.

How Does the Adviser Decide What Securities To Buy or Sell? The Adviser
provides the day-to-day portfolio management of the Fund's assets. The
Adviser selects securities of companies that it believes have strong earnings growth and capital appreciation potential. The Adviser begins its investment process by creating a universe of rapidly growing companies that possess certain growth characteristics. That universe is continually updated. The Adviser then ranks each company within its universe by using research models that focus on growth characteristics such as positive earnings surprises, upward earnings estimate revisions, and accelerating sales and earnings growth. Finally, using its own fundamental research and bottom-up approach to investing, the
Adviser evaluates the quality of each company's earnings and tries to determine whether the company can sustain or increase its current growth trend. The Adviser believes that this disciplined investment process enables it to construct a portfolio of investments with strong growth characteristics. The Adviser monitors individual issuers for changes in the factors above and these changes may trigger a decision to sell a security.

Who Is the Fund Designed For? The Fund is designed primarily for investors seeking capital appreciation in their investment over the long term (at least 5 years).  Those investors should be willing to assume the greater risks of short-term share price fluctuations that are typical for funds seeking long-term capital appreciation, and in particular for a non-diversified fund consisting of relatively few aggressive growth companies. The Fund is designed for investors who understand that the Fund's strategy of investing in relatively few companies and industries may subject the Fund to sector risk and increased volatility.  The Fund does not seek current income and is not designed for investors needing current income or preservation of capital. Because of its focus on long-term capital appreciation, the
Fund may be appropriate for a portion of a retirement plan investment.
The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments in stocks are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Adviser will cause the Fund to underperform other funds having a similar objective.

      The risks described below can affect the value of the Fund's investments, its investment performance and its prices per share.
Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund or the Master Fund will achieve its investment objective.

RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund invests primarily in common stocks, the value of the Fund's portfolio will be affected by changes in the stock markets in which it invests. Market risk will affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Risks of Growth Stocks. Stocks of growth companies, particularly newer companies, may offer opportunities for greater long-term capital appreciation but may be more volatile than stocks of larger, more established companies. They have greater risks if the company's earnings growth or stock price fails to increase as expected.

SELECTION RISK. Selection risk is the risk that the securities that
Fund management selects will underperform the markets, the relevant indices or other funds with similar investment objectives and investment strategies. If Fund management's expectations regarding particular stocks are not met, the Fund may not achieve its investment objective.

SECTOR RISK. To the extent that the Fund concentrates its investments in a specific sector, there is the possibility that the investments within that sector will decline in price due to industry-specific market or economic developments.

Risks of Derivative Investments. The Fund can use derivatives for the management of cash balances as well as to increase or decrease its exposure to risk quickly. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options and futures are examples of derivatives the Fund can use.

      If the issuer of the derivative does not pay the amount due, the
Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the portfolio manager expected it to perform.
If that happens, the Fund's share prices could fall, or its hedge might be unsuccessful. Some derivatives may be illiquid, making it difficult to value them or sell them quickly at an acceptable price. The Fund has limits on the amount of particular types of derivatives it can hold.
Using derivatives can increase the volatility of the Fund's share prices.

Risks of Non-Diversification. The Fund is "non-diversified."  That means that compared to funds that are diversified, it can invest a greater portion of its assets in the securities of one issuer. Having a higher percentage of its assets invested in the securities of fewer issuers could result in greater fluctuations of the Fund's share prices due to events affecting a particular issuer.  If the value of the
Fund's investments goes down, you may lose money.

HOW RISKY IS THE FUND OVERALL? In the short term, the stock markets can be volatile, and the price of the Fund's shares can go up and down substantially. Growth stocks may be more volatile than other equity investments. The Master Fund generally does not use income-oriented investments to help cushion its total return from changes in stock prices. The Master Fund focuses its investments in a limited number of issuers. By concentrating in a smaller number of investments, the
Master Fund's and the Fund's risk is increased because each investment has a greater effect on the Master Fund's and the Fund's performance.
The Fund invests all of its assets in shares of the Master Fund and is therefore non-diversified. It will therefore be vulnerable to the effects of market and economic changes that affect the Master Fund.
These changes can affect the value of the Fund's price per share.
Because of the Fund's volatile nature, when the markets or specific market sectors decline, the Fund may underperform the market averages.
The Fund is also subject to the risk that the stocks that Fund management selects will underperform the stock market, the relevant indices or other funds with similar investment objectives and investment strategies.  In the OppenheimerFunds spectrum, the Fund is generally more aggressive than funds that invest in both stocks and bonds or in investment grade debt securities.

------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
------------------------------------------------------------------------

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing the Fund (for its Class A shares)
since the Fund's inception and by showing how the average annual total returns of the Fund's shares, both before and after taxes, compare to those of broad-based market indices.  The table compares the average annual total returns of the Fund's performance (for its Class A shares)
since the Fund's inception with those of the Standard & Poor's (S&P)
500 Barra Growth Index, a broad measure of market value. The Fund uses this index as its benchmark rather than the S&P 500 Index because the
S&P 500 Barra Growth Index better reflects the Fund's growth investing style. The table also compares the Fund's performance to the NASDAQ
Index.  The after-tax returns for the other classes of shares will vary.

      The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund
Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation.  The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional investors not subject to tax. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A)
(as of 12/31 each year)

  [See appendix to prospectus for data in bar chart showing the annual total return]

Sales charges and taxes are not included in the  calculations  of return in this bar chart,  and if those  charges and taxes were  included,  the returns may be less than those shown.
During  the period  shown in the bar  chart,  the  highest  return  (not annualized)  before taxes for a calendar  quarter was 2.19%  (4thQtr'02)
and the  lowest  return  (not  annualized)  before  taxes for a calendar quarter was -20.56% (3rdQtr'02).

--------------------------------------------------------------------------------
Average Annual Total Returns                        1 Year         5 Years
                                                                 (or life of
For the periods ended December 31, 2002                        class, if less)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares (inception 2/16/01)
     Return Before Taxes                           -42.51%         -55.45%
     Return After Taxes on Distributions           -42.51%         -55.45%
     Return  After Taxes on  Distributions  and    -25.89%         -40.68%
Sale of Fund Shares
--------------------------------------------------------------------------------
S&P 500 Barra Growth Index (reflects no            -23.59%         -15.48%1
deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
NASDAQ  Composite  Index (reflects no deduction    -31.53%         -22.91%2
for fees, expenses or taxes)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares (inception 2/16/01)                 -42.50%         -55.32%
--------------------------------------------------------------------------------
Class C Shares (inception 2/16/01)                 -40.08%         -54.33%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares (inception 3/1/01)                  -39.62%         -49.92%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares (inception 2/16/01)                 -39.06%         -53.91%
--------------------------------------------------------------------------------

1From 2/28/01.
2From 2/28/01.
The Fund's average annual total returns include applicable sales charges: for Class A, the current maximum initial sales charge of
5.75%; for Class B, the contingent deferred sales charge of 5% (1-year)
and 4% (life of class); and for Class C and Class N the 1% contingent deferred sales charge for the 1-year period. There is no sales charge for Class Y. The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares. The performance of the
Fund's Class A shares is compared to the S&P Barra Growth Index and the
NASDAQ Composite Index. The S&P 500 Barra Growth Index is a widely recognized, unmanaged index of common stock prices.  The NASDAQ
Composite Index is an unmanaged broad-based index comprised of common stocks.  The index performance includes reinvestment of income but does not reflect transaction costs, expenses or taxes. The Fund will have investments that vary from those in the indices.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund.  The Fund pays indirectly through its investment in the Master Fund for management of its assets. The Fund pays a variety of expenses directly for administration, distribution of its shares and other services.
Those expenses are subtracted from the Fund's assets to calculate the
Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The numbers below are based on the Fund's expenses during its fiscal period ended November
30, 2002.

Shareholder Fees (charges paid directly from your investment):

---------------------------------------------------------------------------------
                                     Class   Class B  Class C  Class N  Class Y
                                     A       Shares   Shares   Shares   Shares
                                     Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on
purchases                            5.75%   None     None     None     None
(as % of offering price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as % of the lower of the original   None1   5%2      1%3      1%4      None
offering
price or redemption proceeds)
---------------------------------------------------------------------------------
1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for certain retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4. Applies to shares redeemed within 18 months of retirement plan's first purchase of Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

-------------------------------------------------------------------------------
                                Class A  Class B   Class C   Class N  Class Y
                                Shares   Shares    Shares    Shares   Shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Management Fees                 0.60%    0.60%     0.60%     0.60%    0.60%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Distribution and/or Service     0.24%    1.00%     1.00%     0.50%    N/A
(12b-1) Fees
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Other Expenses                  2.52%    2.56%     2.53%     2.68%    88.54%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Annual Operating Expenses 3.36%    4.16%     4.13%     3.78%    89.14%
-------------------------------------------------------------------------------
The management fee listed is the fee paid by the Master Fund and incurred indirectly by this Fund. This Fund does not pay a management fee directly to the Adviser. Expenses may vary in future years. "Other
Expenses" include transfer agent fees, custodial fees, administration fees paid to OppenheimerFunds, Inc., and accounting and legal expenses that the Fund pays as well as the Fund's pro rata share of the expenses of the Master Fund. The "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.25% per annum for Class Y shares and 0.35% per annum for all other classes. "Total Annual Operating
Expenses" were reduced by a voluntary expense assumption undertaking by the Manager. With that expense assumption and the transfer agent waiver, "Total Annual Operating Expenses" were 2.34% for Class A, 3.13%
for Class B, 3.07% for Class C, 2.72% for Class N and 1.81% for Class
Y. Effective November 1, 2002, the limit on transfer agent fees for
Class Y shares increased to 0.35% of average daily net assets per fiscal year. Had that limit been in effect during the Fund's prior fiscal year, the Class Y "Total Annual Operating Expenses" as percentage of average daily net assets would have been 1.91%.  Those voluntary undertakings may be revised or terminated at any time.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are redeemed:1  1 Year        3 Years      5 Years       10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares            $894          $1,549       $2,225        $4,014
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares            $918          $1,564       $2,324        $4,0202
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares            $515          $1,255       $2,110        $4,314
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares            $480          $1,155       $1,949        $4,019
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares            $5,170        $5,981       $6,003        $10,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If shares are not         1 Year        3 Years      5 Years       10 Years
redeemed:1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares            $894          $1,549       $2,225        $4,014
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares            $418          $1,264       $2,124        $4,0202
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares            $415          $1,255       $2,110        $4,314
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares            $380          $1,155       $1,949        $4,019
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares            $5,170        $5,981       $6,003        $10,000
--------------------------------------------------------------------------------
In the first example, expenses include the initial sales charge for
Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges. There are no sales charges on Class Y shares.
1. Includes expenses of both the Fund and the Master Fund.
2. Class B expenses for years 7 through 10 are based on Class A expenses, because Class B shares automatically convert to Class A shares 72 months after purchase.

Oppenheimer Select Managers - QM Active Balanced Fund

What is the Fund's Investment Objective? The Fund seeks income and long-term growth of capital.

What Does the Fund Mainly Invest In? To seek income and long-term growth of capital, the Fund invests mainly in a wide variety of equity securities, debt securities and money market instruments. The Fund's investments will be actively shifted among these asset classes in order to capitalize on valuation opportunities and to maximize the Fund's total return. The Fund also invests in other equity securities, such as non-convertible preferred stocks and securities convertible into common stock.

      Under normal market conditions, the Fund invests:
o     40% to 75% of its total assets in equity securities, including common stocks and preferred stocks of issuers of every size -
      small, medium and large capitalization.
o     25% to 60% of its total assets in investment-grade debt
      securities.
o     0% to 35% of its total assets in money market instruments.

      The Fund can invest up to 35% of its total assets in foreign equity and debt securities. Up to 30% of the Fund's assets may be used in investment techniques involving leverage, such as dollar rolls, forward rolls and reverse repurchase agreements. The portfolio manager also may use derivatives for hedging or to improve the Fund's returns.

How Do The Portfolio Managers Decide What Securities To Buy or Sell?
The Fund's investment adviser, OppenheimerFunds, Inc. (the "Manager")
has retained Prudential Investment Management (the "Subadviser") to
provide the day-to-day portfolio management of the Fund's assets. The
Fund's portfolio managers are employed by the Subadviser. In selecting securities for the Fund, the Fund's portfolio managers use a quantitative model. They manage the stock portion of the Fund's portfolio using behavioral finance models to search for securities of companies believed to be underpriced, while maintaining a risk profile like the Standard & Poor's 500 Composite Stock Price Index.

      The portfolio managers allocate the Fund's investments among equity and debt securities after assessing the relative values of these different types of investments under prevailing market conditions. The portfolio might hold stocks, bonds and money market instruments in different proportions at different times. While stocks and other equity securities are normally emphasized to seek growth of capital, the portfolio managers might buy bonds and other fixed-income securities, instead of stocks, when they think that:
      o  common stocks in general appear to be overvalued,
      o  debt securities offer meaningful capital growth opportunities relative to common stocks, or
      o  it is desirable to maintain liquidity pending investment in equity securities to seek capital growth opportunities.

      The portfolio managers monitor individual issuers for changes in the factors above and these changes may trigger a decision to sell a security.

WHO IS THE FUND DESIGNED FOR? The Fund is designed for investors seeking growth of capital over the long term with the opportunity for some income. Those investors should be willing to assume the risk of short-term share price fluctuations that are typical for a fund emphasizing equity investments. Since the Fund's income level will fluctuate, it is not designed for investors needing an assured level of current income. Because of its primary focus on long-term growth of capital, the Fund may be appropriate for moderately aggressive investors. Shares of the Fund are available for purchase by retirement plans only. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments in stocks and bonds are subject to changes in their value from a number of factors, as described below.  There is also the risk that poor security selection by the portfolio manager will cause the Fund to underperform other funds having a similar objective.

      The risks described below collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund normally focuses its investments in equity securities, the value of the Fund's portfolio will be affected by changes in the stock markets in which it invests. Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. Because the Fund can buy both U.S.
and foreign stocks it could be affected by changes in domestic and foreign stock markets.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer. The Fund invests in securities of large companies and can also buy securities of small and medium-capitalization companies, which may have more volatile stock prices than large companies.

Industry Focus. At times the Fund may increase the relative emphasis of its investments in stocks of companies in a single industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, or by changes in government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund increases the emphasis of its investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

Risks of Foreign Investing. The Fund can invest in foreign securities.
The Fund currently does not intend to invest more than 35% of its total assets in foreign securities. It can buy securities of both foreign governments and companies. While foreign securities may offer special investment opportunities, they are subject to special risks that can reduce the Fund's share prices and returns.

      The change in value of a foreign currency against the U.S. dollar will affect the U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the
distributions the Fund makes from the income it receives from foreign securities. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, currency devaluation, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

INTEREST RATE RISK. The values of debt securities, including U.S.
government securities, are subject to change when prevailing interest rates change. When interest rates fall, the value of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount. The magnitude of these fluctuations will often be greater for longer-term debt securities. The Fund's share prices can go up or down when interest rates change because of the effect of the changes on the value of the Fund's investments in debt securities.

CREDIT RISK. Debt securities are subject to credit risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If the issuer fails to pay interest, the Fund's income may be reduced and if the issuer fails to repay principal, the value of that security and of the
Fund's shares might fall. While the Fund's investments in U.S.
Government securities are subject to little credit risk, the Fund's other investments in debt securities are subject to risks of default. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce a security's market value.

      The Fund can invest up to 20% of its total assets in high yield, lower grade debt obligations rated below BBB by Standard & Poor's
Ratings Group or Baa by Moody's Investors Service, Inc. or the
equivalent rating by another major rating service. These lower-rated obligations - also known as "junk bonds" - have a higher risk of default and tend to be less liquid and more volatile than higher-grade obligations. The Fund also may invest in obligations that are not rated, but that the Subadviser believes are of comparable quality to these obligations.

HOW RISKY IS THE FUND OVERALL? In the short term, the stock markets can be volatile, and the price of the Fund's shares can  go up and down substantially. The Fund's income-oriented investments may help cushion the Fund's total return from changes in stock prices, but fixed-income securities have their own risks and normally are not the primary emphasis of the Fund. In the OppenheimerFunds spectrum, the Fund is more conservative than aggressive growth stock funds, but has greater risk than investment-grade bond funds.

------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
------------------------------------------------------------------------

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing the Fund's performance (for its Class
A shares) since the Fund's inception and by showing how the average annual total returns of the Fund's shares compare to those of broad-based market indices.  Please remember that the Fund is intended to be a long-term investment, and that performance results are historical, and that past performance (particularly over a short-term period) is not predictive of future results.

Annual Total Returns (Class A)
(as of 12/31 each year)

  [See appendix to prospectus for data in bar chart showing the annual total return]

Sales charges and taxes are not included in the  calculations  of return in this bar chart,  and if those  charges and taxes were  included,  the returns may be less than those shown.
During  the period  shown in the bar  chart,  the  highest  return  (not annualized)  before taxes for a calendar  quarter was 5.21%  (4thQtr'02)
and the  lowest  return  (not  annualized)  before  taxes for a calendar quarter was -11.11% (3rdQtr'02).

--------------------------------------------------------------------------------
Average Annual Total Returns             1 Year                 5 Years
for the  periods  ended  December                        (or life of class, if
31, 2002                                                         less)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class   A    Shares    (inception        -17.47%                -12.08%
2/16/01)
--------------------------------------------------------------------------------
S&P 500 Index (reflects no
deduction for fees, expenses or
taxes)                                   -22.09%               -15.80%1
--------------------------------------------------------------------------------
Lehman Brothers
Government/Credit Bond Index
(reflects no deduction for fees,          9.84%                 8.76%1
expenses or taxes)
--------------------------------------------------------------------------------
Class   B    Shares    (inception        -17.46%                -11.93%
2/16/01)
--------------------------------------------------------------------------------
Class   C    Shares    (inception        -14.01%                -9.98%
2/16/01)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares (inception 3/1/01)        -13.49%                -8.46%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class   Y    Shares    (inception        -12.32%                -9.09%
2/16/01)
--------------------------------------------------------------------------------

1From 2/28/01.
The  Fund's  average  annual  total  returns  include  applicable  sales charges:  for  Class A, the  current  maximum  initial  sales  charge of
5.75%; for Class B, the contingent  deferred sales charge of 5% (1-year)
and 4% (life of class);  and for Class C and Class N, the 1%  contingent deferred  sales charge for the 1-year  period.  There is no sales charge for Class Y. The  returns  measure  the  performance  of a  hypothetical account and assume that all dividends  and capital  gains  distributions have been  reinvested  in  additional  shares.  The  performance  of the
Fund's  Class A shares is  compared  to the S&P 500 Index and the Lehman
Brothers   Government/Credit  Bond  Index.  The  S&P  500  Index  is  an
unmanaged   index  of  equity   securities   and  the  Lehman   Brothers
Government/Credit  Bond Index is an unmanaged index of intermediate  and long-term  government and investment  grade  corporate debt  securities.
The indices  performance  includes  reinvestment  of income but does not reflect  transaction  costs,  expenses  or  taxes.  The Fund  will  have investments that vary from those in the indices.

Fees and Expenses of the Fund

The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund.  The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly.  Shareholders pay other expenses directly, such as sales charges and account transaction charges.  The numbers below are based on the Fund's expenses during its fiscal period ended November
30, 2002.

Shareholder Fees (charges paid directly from your investment):

---------------------------------------------------------------------------------
                                     Class   Class B  Class C  Class N  Class Y
                                     A       Shares   Shares   Shares   Shares
                                     Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on
purchases                            5.75%   None     None     None     None
(as % of offering price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as % of the lower of the original   None1   5%2      1%3      1%4      None
offering
price or redemption proceeds)
---------------------------------------------------------------------------------
1. A contingent deferred sales charge may apply to redemptions of investments of $500,000 or more of Class A shares. See "How to Buy
Shares" for details.
2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4. Applies to shares redeemed within 18 months of retirement plan's first purchase of Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

--------------------------------------------------------------------------------
                                   Class A  Class B  Class C  Class N  Class Y
                                   Shares   Shares   Shares   Shares   Shares
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Management Fees                    0.95%    0.95%    0.95%    0.95%    0.95%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Distribution and/or Service        0.01%    1.00%    1.00%    0.50%    N/A
(12b-1) Fees
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Other Expenses                     0.55%    0.80%    0.72%    0.77%    87.08%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Annual Operating Expenses    1.51%    2.75%    2.67%    2.22%    88.03%
--------------------------------------------------------------------------------
Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the
Fund pays. "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.25% per annum for Class Y shares and 0.35% per annum for all other classes. "Total Annual Operating Expenses" were reduced by a voluntary expense assumption undertaking by the Manager.
With that expense assumption and the transfer agent waiver, "Total
Annual Operating Expenses" were 1.41% for Class A, 2.64% for Class B,
2.56% for Class C, 2.12% for Class N and 1.54% for Class Y. Effective
November 1, 2002, the limit on transfer agent fees for Class Y shares increased to 0.35% of average daily net assets per fiscal year. Had that limit been in effect during the Fund's prior fiscal year, the
Class Y "Total Annual Operating Expenses" as percentage of average daily net assets would have been 1.64%.  Those expense undertakings may be revised or terminated at any time.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are redeemed:   1 Year        3 Years      5 Years       10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares            $720          $1,025       $1,351        $2,273
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares            $778          $1,153       $1,654        $2,5051
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares            $370          $829         $1,415        $3,003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares            $325          $694         $1,190        $2,554
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares            $5,148        $6,170       $6,200        $10,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If shares are not         1 Year        3 Years      5 Years       10 Years
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares            $720          $1,025       $1,351        $2,273
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares            $278          $853         $1,454        $2,5051
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares            $270          $829         $1,415        $3,003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares            $225          $694         $1,190        $2,254
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares            $5,148        $6,170       $6,200        $10,000
--------------------------------------------------------------------------------
In the first example, expenses include the initial sales charge for
Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges. There are no sales charges on Class Y shares.
1. Class B expenses for years 7 through 10 are based on Class A expenses, because Class B shares automatically convert to Class A shares 72 months after purchase.

Oppenheimer Select Managers - Jennison Growth Fund

What is the Fund's Investment Objective? The Fund seeks long-term growth of capital.

What Does the Fund Mainly Invest In? Under normal market conditions, the Fund invests at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the portfolio managers believe have above-average growth prospects. These companies are generally considered medium to large capitalization companies. They tend to have a unique market niche, a strong new product profile or superior management. Equity-related securities in which the Fund primarily invests are common stocks, non-convertible preferred stocks and convertible securities. The Fund may also invest in American Depository Receipts ("ADRs"), warrants and rights that can be exercised to obtain stock, and real estate investment trusts.

      The Fund can invest up to 20% of its total assets in foreign securities of both foreign governments and companies. The Fund can invest in investment-grade fixed-income securities, including mortgage-related securities, and U.S. government obligations but does not generally do so. The Fund also may engage in short sales and may use derivatives for hedging or to improve the Fund's returns.

How Do the Portfolio Managers Decide What Securities To Buy or Sell?
The Fund's investment adviser, OppenheimerFunds, Inc. (the "Manager")
has retained Jennison Associates LLC (the "Subadviser" or "Jennison")
to provide the day-to-day portfolio management of the Fund's assets.
The Fund's portfolio managers are employed by the Subadviser. In selecting securities for the Fund, the Fund's portfolio managers look to invest in large companies experiencing some or all of the following:

o     above-average revenue and earnings per share growth
o     strong market position
o     improving profitability and distinctive attributes such as unique marketing ability
o     strong research and development
o     productive new product flow
o     financial strength

      Such companies generally trade at high prices relative to their current earnings. The portfolio managers will consider selling or reducing a stock position when, in the opinion of the portfolio managers, the stock has experienced a fundamental disappointment in earnings; it has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement. The portfolio managers monitor individual issuers for changes in the factors above and these changes may trigger a decision to sell a security.

Who Is the Fund Designed For? The Fund is designed for investors seeking long-term growth of capital. Those investors should be willing to assume the greater risks of share price fluctuations that are typical for a growth fund focusing on stock investments. Since the Fund does not seek income and its income from investments will likely be small, it is not designed for investors needing current income. Because of its focus on long-term growth of capital, the Fund may be appropriate for a portion of a retirement plan investment. This Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments in stocks are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Fund's portfolio managers will cause the Fund to underperform other funds having a similar objective.

     The risks described below collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its prices per share. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them.
There is no assurance that the Fund will achieve its investment objective.

RISKS OF INVESTING IN STOCKS. Because the Fund invests primarily in common stocks of U.S. companies, the value of the Fund's portfolio will be affected by changes in the U.S. stock markets. Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. Because the Fund can buy U.S. and foreign stocks and ADRs, it could be affected by changes in domestic and foreign stock markets.

     Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Risks of Foreign Investing. The Fund can invest in foreign securities and in the securities of foreign issuers in the form of ADRs. It can buy securities of both foreign governments and companies. While foreign securities may offer special investment opportunities, they are subject to special risks that can reduce the Fund's share prices and returns.

      The change in value of a foreign currency against the U.S. dollar will affect the U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the
distributions the Fund makes from the income it receives from foreign securities. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted.

HOW RISKY IS THE FUND OVERALL? In the short term, the stock markets can be volatile, and the price of the Fund's shares can go up and down substantially. Growth stocks may be more volatile than other equity investments. The Fund generally does not use income-oriented investments to help cushion the Fund's total return from changes in stock prices. In the OppenheimerFunds spectrum, the Fund is generally more aggressive than funds that invest in both stocks and bonds or in investment grade debt securities, but may be less volatile than small-cap and emerging markets stock funds.

------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
------------------------------------------------------------------------

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing the Fund's performance (for its Class
A shares) since the Fund's inception and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The after-tax returns for the other classes of shares will vary.

      The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund
Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation.  The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional investors not subject to tax. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A)
(as of 12/31 each year)

  [See appendix to prospectus for data in bar chart showing the annual total return]

Sales charges and taxes are not included in the  calculations  of return in this bar chart,  and if those  charges and taxes were  included,  the returns may be less than those shown.
During  the period  shown in the bar  chart,  the  highest  return  (not annualized)  before taxes for a calendar  quarter was 2.76%  (4thQtr'02)
and the  lowest  return  (not  annualized)  before  taxes for a calendar quarter was -16.89% (2ndQtr'02).

--------------------------------------------------------------------------------
Average Annual Total Returns                       1 Year          5 Years
                                                                 (or life of
for the periods ended December 31, 2002                        class, if less)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares (inception 2/16/01)
     Return Before Taxes                           -34.79%         -26.54%
     Return After Taxes on Distributions           -34.79%         -26.54%
     Return  After Taxes on  Distributions  and    -21.19%         -20.62%
Sale of Fund Shares
--------------------------------------------------------------------------------
S&P 500 Index (reflects no deduction for fees,     -22.09%        -15.80%1
expenses or taxes)
--------------------------------------------------------------------------------
Class B Shares (inception 2/16/01)                 -34.74%         -26.42%
--------------------------------------------------------------------------------
Class C Shares (inception 2/16/01)                 -31.99%         -24.80%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares (inception 3/1/01)                  -31.65%         -22.59%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares (inception 2/16/01)                 -30.78%         -24.12%
--------------------------------------------------------------------------------

1From 2/28/01.
The  Fund's  average  annual  total  returns  include  applicable  sales charges:  for  Class A, the  current  maximum  initial  sales  charge of
5.75%; for Class B, the contingent  deferred sales charge of 5% (1-year)
and 4% (life of class);  and for Class C and Class N, the 1%  contingent deferred  sales charge for the 1-year  period.  There is no sales charge for Class Y. The  returns  measure  the  performance  of a  hypothetical account and assume that all dividends  and capital  gains  distributions have been  reinvested  in  additional  shares.  The  performance  of the
Fund's  Class A shares is  compared to the S&P 500 Index,  an  unmanaged index of equity securities.  The index performance includes reinvestment of income but does not  reflect  transaction  costs,  expenses or taxes.
The Fund's investments vary from those in the index.

Fees and Expenses of the Fund

The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The numbers below are based on the Fund's expenses during its fiscal period ended November
30, 2002.

Shareholder Fees (charges paid directly from your investment):

---------------------------------------------------------------------------------
                                     Class   Class B  Class C  Class N  Class Y
                                     A       Shares   Shares   Shares   Shares
                                     Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on
purchases                            5.75%   None     None     None     None
(as % of offering price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as % of the lower of the original   None1   5%2      1%3      1%4      None
offering
price or redemption proceeds)
---------------------------------------------------------------------------------
1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for certain retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The
contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4. Applies to shares redeemed within 18 months of retirement plan's first purchase of Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

----------------------------------------------------------------------
                               Class   Class  Class   Class  Class Y
                               A       B      C       N      Shares
                               Shares  Shares Shares  Shares
----------------------------------------------------------------------
----------------------------------------------------------------------
Management Fees                0.95%   0.95%  0.95%   0.95%  0.95%
----------------------------------------------------------------------
----------------------------------------------------------------------
Distribution and/or Service    0.05%   1.00%  1.00%   0.50%  N/A
(12b-1) Fees
----------------------------------------------------------------------
----------------------------------------------------------------------
Other Expenses                 0.89%   1.13%  0.91%   1.11%  87.14%
----------------------------------------------------------------------
----------------------------------------------------------------------
Total Annual Operating         1.89%   3.08%  2.86%   2.56%  88.09%
Expenses
----------------------------------------------------------------------

Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the
Fund pays. "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.25% per annum for Class Y shares and 0.35% per annum for all other classes. "Total Annual Operating Expenses" were reduced by a voluntary expense assumption undertaking by the Manager.
With that expense assumption and the transfer agent waiver, "Total
Annual Operating Expenses" were 1.39% for Class A, 2.51% for Class B,
2.31% for Class C, 2.01% for Class N and 1.43% for Class Y. Effective
November 1, 2002, the limit on transfer agent fees for Class Y shares increased to 0.35% of average daily net assets per fiscal year. Had that limit been in effect during the Fund's prior fiscal year, the
Class Y "Total Annual Operating Expenses" as percentage of average daily net assets would have been 1.53%.  Those expense undertakings may be revised or terminated at any time.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are redeemed:   1 Year        3 Years      5 Years       10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares            $756          $1,135       $1,538        $2,659
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares            $811          $1,251       $1,816        $2,8591
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares            $389          $886         $1,509        $3,185
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares            $359          $796         $1,360        $2,895
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares            $5,149        $6,167       $6,196        $10,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If shares are not         1 Year        3 Years      5 Years       10 Years
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares            $756          $1,135       $1,538        $2,659
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares            $311          $951         $1,616        $2,8591
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares            $289          $886         $1,509        $3,185
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares            $259          $796         $1,360        $2,895
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares            $5,149        $6,167       $6,196        $10,000
--------------------------------------------------------------------------------
In the first example, expenses include the initial sales charge for
Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges. There are no sales charges on Class Y shares.
1. Class B expenses for years 7 through 10 are based on Class A expenses, because Class B shares automatically convert to Class A shares 72 months after purchase.

Oppenheimer Select Managers - Salomon Brothers All Cap Fund

What is the Fund's Investment Objective? The Fund seeks capital appreciation.

What Does the Fund Mainly Invest In? The Fund is a non-diversified mutual fund that invests mainly in common stocks and common stock equivalents such as preferred stocks and securities convertible into common stocks, of companies Salomon Brothers Asset Management Inc. (the
"Subadviser") believes are undervalued in the marketplace. While the
Subadviser selects an investment primarily for its capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The Fund generally invests in securities of large, well-known companies, but may also invest a significant portion of its assets in securities of small to medium-sized companies when the Subadviser believes smaller companies offer more attractive value opportunities. The Fund may invest in non-dividend paying common stocks.

      The Fund may invest in investment grade fixed-income securities and may invest up to 20% of its net assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the Sub-adviser. Debt securities rated below investment grade are normally referred to as "junk bonds". The Fund may invest without limit in convertible debt securities of any quality. The
Fund may also invest up to 20% of its total assets in securities of foreign issuers.

How Do The Portfolio Managers Decide What Securities To Buy or Sell?
The Fund's investment adviser, OppenheimerFunds, Inc. (the "Manager")
has retained the Subadviser to provide the day-to-day portfolio management of the Fund's assets. The Fund's portfolio managers are employed by the Subadviser. The Subadviser employs a two-step stock selection process in its search for undervalued stocks of temporarily out of favor companies. First, it uses proprietary models and fundamental research to try to identify stocks that are underpriced in the market relative to their fundamental value. Next, the Subadviser also emphasizes companies in those sectors of the economy, which it believes are undervalued relative to other sectors.

      When evaluating an individual stock, the Subadviser looks for:
o     Low market valuations measured by the Subadviser's valuation models,
o     Positive changes in earnings prospects because of factors such as:
           New, improved or unique products and services
           New or rapidly expanding markets for the company's products
           New management
           Changes in the economic, financial, regulatory or political environment particularly affecting the company
           Effective research, product development and marketing
           A business strategy not yet recognized by the marketplace.

      The portfolio managers monitor individual issuers for changes in the factors above and these changes may trigger a decision to sell a security.

Who Is The Fund Designed For? The Fund is designed for investors seeking capital appreciation over the long term. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund focusing on stock investments. Since the
Fund does not seek income and its income from investments will likely be small, it is not designed for investors needing current income.
Because of its focus on long-term growth, the Fund may be appropriate for a portion of a retirement plan investment. This Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments in stocks are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Fund's portfolio managers will cause the Fund to underperform other funds having a similar objective.

     These risks collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its prices per share. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

RISKS OF INVESTING IN STOCKS. Because the Fund invests primarily in common stocks of U.S. companies, the value of the Fund's portfolio will be affected by changes in the U.S. stock markets. Market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. The prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other.

     Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Industry Focus. At times the Fund may increase the relative emphasis of its investments in stocks of companies in a single industry. Stocks of issuers in a particular industry may be affected by changes in economic conditions, changes in government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry, its share values may  fluctuate in response to events affecting that industry.

Risks of Foreign Investing. The Fund can invest in foreign securities.
The Fund currently does not intend to invest more than 20% of its net assets in foreign securities. It can buy securities of both foreign governments and companies. While foreign securities may offer special investment opportunities, they are subject to special risks that can reduce the Fund's share prices and returns.

      The change in value of a foreign currency against the U.S. dollar will affect the U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the
distributions the Fund makes from the income it receives from foreign securities. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

Risks of Investing in Debt Securities. Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. These securities are also subject to interest rate risk. There is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

Risks of Non-Diversification. The Fund is "non-diversified."  That means that compared to funds that are diversified, it can invest a greater portion of its assets in the securities of one issuer. Having a higher percentage of its assets invested in the securities of fewer issuers could result in greater fluctuations of the Fund's share prices due to events affecting a particular issuer.

HOW RISKY IS THE FUND OVERALL? In the short term, the stock markets can be volatile, and the price of the Fund's shares can go up and down substantially. Growth stocks may be more volatile than other equity investments. The Fund generally does not use income-oriented investments to help cushion the Fund's total return from changes in stock prices. The Fund focuses investments in a limited number of issuers and is non-diversified. It will therefore be vulnerable to the effects of economic changes that affect those issuers. In the
OppenheimerFunds spectrum, the Fund is generally more aggressive than funds that invest in bonds or in investment grade debt securities, but may be less volatile than small-cap and emerging markets stock funds.

------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
------------------------------------------------------------------------

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing the Fund's performance (for its Class
A shares) since the Fund's inception and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The after-tax returns for the other classes of shares will vary.

      The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund
Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation.  The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional investors not subject to tax. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A)
(as of 12/31 each year)

  [See appendix to prospectus for data in bar chart showing the annual total return]

Sales charges and taxes are not included in the  calculations  of return in this bar chart,  and if those  charges and taxes were  included,  the returns may be less than those shown.
During  the period  shown in the bar  chart,  the  highest  return  (not annualized)  before taxes for a calendar quarter was 11.84%  (4thQtr'02)
and the  lowest  return  (not  annualized)  before  taxes for a calendar quarter was -18.34% (3rdQtr'02).

--------------------------------------------------------------------------------
Average Annual Total Returns                       1 Year          5 Years
                                                                 (or life of
for the periods ended December 31, 2002                        class, if less)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares (inception 2/16/01)
     Return Before Taxes                           -26.57%         -17.26%
     Return After Taxes on Distributions           -26.57%         -17.41%
     Return After Taxes on  Distributions  and     -16.18%         -13.63%
Sale of Fund Shares
--------------------------------------------------------------------------------
Russell 3000 Index (reflects no deduction for      -21.54%         -15.19%1
fees, expenses or taxes)
--------------------------------------------------------------------------------
Class B Shares (inception 2/16/01)                 -26.50%         -17.11%
--------------------------------------------------------------------------------
Class C Shares (inception 2/16/01)                 -23.52%         -15.32%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares (inception 3/1/01)                  -23.07%         -14.45%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares (inception 2/16/01)                 -21.59%         -14.25%
--------------------------------------------------------------------------------

1From 2/28/01.
The  Fund's  average  annual  total  returns  include  applicable  sales charges:  for  Class A, the  current  maximum  initial  sales  charge of
5.75%; for Class B, the contingent  deferred sales charge of 5% (1-year)
and 4% (life of class);  and for Class C and Class N, the 1%  contingent deferred  sales charge for the 1-year  period.  There is no sales charge for Class Y. The  returns  measure  the  performance  of a  hypothetical account and assume that all dividends  and capital  gains  distributions have been  reinvested  in  additional  shares.  The  performance  of the
Fund's  Class A  shares  is  compared  to the  Russell  3000  Index,  an unmanaged  index  of  large-capitalization  U.S.  companies.  The  index performance  includes  reinvestment  of  income  but  does  not  reflect transaction  costs,  expenses or taxes.  The Fund will have  investments that vary from those in the index.

Fees and Expenses of the Fund

The following tables are meant to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset values per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The numbers below are based on the Fund's expenses during its fiscal period ended November
30, 2002.

Shareholder Fees (charges paid directly from your investment):

---------------------------------------------------------------------------------
                                     Class   Class B  Class C  Class N  Class Y
                                     A       Shares   Shares   Shares   Shares
                                     Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on
purchases                            5.75%   None     None     None     None
(as % of offering price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as % of the lower of the original   None1   5%2      1%3      1%4      None
offering
price or redemption proceeds)
---------------------------------------------------------------------------------
1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for certain retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The
contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4. Applies to shares redeemed within 18 months of retirement plan's first purchase of Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

----------------------------------------------------------------------
                               Class   Class  Class   Class  Class Y
                               A       B      C       N      Shares
                               Shares  Shares Shares  Shares
----------------------------------------------------------------------
----------------------------------------------------------------------
Management Fees                1.10%   1.10%  1.10%   1.10%  1.10%
----------------------------------------------------------------------
----------------------------------------------------------------------
Distribution and/or Service    0.13%  1.00%  1.00%   0.50%  N/A
(12b-1) Fees
----------------------------------------------------------------------
----------------------------------------------------------------------
Other Expenses                 0.62%   0.65%  0.62%   0.63%  86.49%
----------------------------------------------------------------------
----------------------------------------------------------------------
Total Annual Operating         1.85%   2.75%  2.72%   2.23%  87.59%
Expenses
----------------------------------------------------------------------
Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the
Fund paid. "Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.25% per annum for Class Y shares and 0.35% per annum for all other classes. "Total Annual Operating Expenses" were reduced by a voluntary expense assumption undertaking by the Manager.
With that expense assumption and the transfer agent waiver, "Total
Annual Operating Expenses" were 1.59% for Class A, 2.44% for Class B,
2.41% for Class C, 1.98% for Class N and 1.12% for Class Y. Effective
November 1, 2002, the limit on transfer agent fees for Class Y shares increased to 0.35% of average daily net assets per fiscal year. Had that limit been in effect during the Fund's prior fiscal year, the
Class Y "Total Annual Operating Expenses" as percentage of average daily net assets would have been 1.22%.  Those expense undertakings may be revised or terminated at any time.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are redeemed:   1 Year        3 Years      5 Years       10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares            $752          $1,123       $1,518        $2,619
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares            $778          $1,153       $1,654        $2,6661
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares            $375          $844         $1,440        $3,051
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares            $326          $697         $1,195        $2,565
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares            $5,142        $6,193       $6,225        $10,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If shares are not         1 Year        3 Years      5 Years       10 Years
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares            $752          $1,123       $1,518        $2,619
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares            $278          $853         $1,454        $2,6661
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares            $275          $844         $1,440        $3,051
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares            $226          $697         $1,195        $2,565
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares            $5,142        $6,193       $6,225        $10,000
--------------------------------------------------------------------------------
In the first example, expenses include the initial sales charge for
Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges. There are no sales charges on Class Y shares.
1. Class B expenses for years 7 through 10 are based on Class A expenses, because Class B shares automatically convert to Class A shares 72 months after purchase.

Oppenheimer Select Managers -
Gartmore Millennium Growth Fund II

What is the Fund's Investment Objective? The Fund seeks long-term capital appreciation.

What Does the Fund Mainly Invest In? The Fund invests primarily in securities of growth companies that are creating fundamental changes in the economy. Typically, these companies are characterized by new or innovative products, services or processes, with the potential to enhance earnings growth. Growth in earnings may lead to an increase in the price of the stock. The Fund can invest in companies of any size but primarily focuses on securities of small to mid sized companies.

      The Fund has the ability to have up to 20% of its total assets in short positions.

How Does the Portfolio Manager Decide What Securities To Buy or Sell?
The Fund's investment adviser, OppenheimerFunds, Inc. (the "Manager")
has retained Gartmore Mutual Fund Capital Trust (the "Subadviser") to
provide the day-to-day portfolio management of the Fund's assets. The
Fund's portfolio managers are employed by the Subadviser. In analyzing specific companies for possible investment, the Fund's portfolio managers ordinarily perform an assessment of companies focusing on the following characteristics.:

      o  Global capacity.
      o  Market leadership.
      o  Brand and reputation.
      o  Management capability regarding innovation, execution and acquisition.

      It generally will sell securities if the portfolio manager believes:
o     the price of the security is overvalued
o     the company's earnings are consistently lower than expected
o     more favorable opportunities are identified

      The portfolio managers monitor individual issuers for changes in the factors above and these changes may trigger a decision to sell a security.

Who is the Fund Designed For? The Fund is designed primarily for investors seeking long-term capital appreciation. Those investors should be willing to assume the greater risks of short-term share price fluctuations that are typical for an aggressive growth fund. The Fund does not seek current income and the income from its investments will likely be small. It is not designed for investors needing current income or preservation of capital. Because of its focus on long-term capital appreciation, the Fund may be appropriate for a portion of a retirement plan investment. This Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments have risks to some degree. The Fund's investments in stocks are subject to changes in their value from a number of factors described below. There is also the risk that poor security selection by the Fund's portfolio manager will cause the Fund to underperform other funds having similar objectives.

      The risks described below collectively form the risk profile of the Fund, and can affect the value of the Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in the Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective.

RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price, and their short-term volatility at times may be great. Because the Fund invests primarily in common stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. Market risk will affect the
Fund's net asset value per share, which will fluctuate as the values of the Fund's portfolio securities change. A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time.
Different stock markets may behave differently from each other.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

Industry and Sector Focus. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of stocks of issuers in a particular industry or sector may go up and down in response to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its share values may fluctuate in response to events affecting that industry or sector.

Risks of Growth Stocks. Stocks of growth companies, particularly newer companies, may offer opportunities for greater long-term capital appreciation but may be more volatile than stocks of larger, more established companies. They have greater risks if the company's earnings growth or stock price fails to increase as expected.

Risks of Foreign Investing. The Fund can invest without limit in foreign securities. The Fund currently does not intend to invest more than 25% of its net assets in foreign securities. It can buy securities of both foreign governments and companies. While foreign securities may offer special investment opportunities, they are subject to special risks that can reduce the Fund's share prices and returns.

      The change in value of a foreign currency against the U.S. dollar will affect the U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the
distributions the Fund makes from the income it receives from foreign securities. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors.

HOW RISKY IS THE FUND OVERALL? The Fund focuses its investments on equity securities of growth companies for long-term capital
appreciation, and in the short term, they can be volatile. The price of the Fund's shares can go up and down substantially. The Fund generally does not use income-oriented investments to help cushion the Fund's total return from changes in stock prices, except for defensive purposes. Foreign securities can be volatile, and the price of the
Fund's shares can go up and down because of events affecting foreign markets or issuers. In the OppenheimerFunds spectrum, the Fund is an aggressive investment vehicle, designed for investors willing to assume greater risks in the hope of achieving greater gains. In the short-term the Fund may be less volatile than small-cap and emerging markets stock funds, but it may be subject to greater fluctuations in its share prices than funds that emphasize large capitalization stocks, or funds that focus on both stocks and bonds.

------------------------------------------------------------------------
An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
------------------------------------------------------------------------

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund, by showing the Fund's performance (for its Class
A shares) since the Fund's inception and by showing how the average annual total returns of the Fund's shares compare to those of a broad-based market index. The after-tax returns for the other classes of shares will vary.

      The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund
Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation.  The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional investors not subject to tax. The Fund's past investment performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns (Class A)
(as of 12/31 each year)

  [See appendix to prospectus for data in bar chart showing the annual total return]

Sales charges and taxes are not included in the  calculations  of return in this bar chart,  and if those  charges and taxes were  included,  the returns may be less than those shown.
During  the period  shown in the bar  chart,  the  highest  return  (not annualized)  before taxes for a calendar  quarter was 1.51%  (4thQtr'02)
and the  lowest  return  (not  annualized)  before  taxes for a calendar quarter was -16.71% (2ndQtr'02).

--------------------------------------------------------------------------------
Average Annual Total Returns                       1 Year          5 Years
                                                                 (or life of
for the periods ended December 31, 2002                        class, if less)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares (inception 2/16/01)
     Return Before Taxes                          -33.51%          -30.32%
     Return After Taxes on Distributions          -33.51%          -30.32%
     Return After Taxes on  Distributions  and    -20.41%          -23.42%
Sale of Fund Shares
--------------------------------------------------------------------------------
Russell MidCap Growth Index (reflects no          -27.41%         -20.08%1
deduction for fees, expenses or taxes)
--------------------------------------------------------------------------------
Class B Shares (inception 2/16/01)                -33.63%          -30.19%
--------------------------------------------------------------------------------
Class C Shares (inception 2/16/01)                -30.74%          -28.65%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares (inception 3/1/01)                 -30.36%          -24.90%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares (inception 2/16/01)                -29.37%          -27.94%
--------------------------------------------------------------------------------

1From 2/28/01.
The  Fund's  average  annual  total  returns  include  applicable  sales charges:  for  Class A, the  current  maximum  initial  sales  charge of
5.75%; for Class B, the contingent  deferred sales charge of 5% (1-year)
and 4% (life of class);  and for Class C and Class N, the 1%  contingent deferred  sales charge for the 1-year  period.  There is no sales charge for Class Y. The  returns  measure  the  performance  of a  hypothetical account and assume that all dividends  and capital  gains  distributions have been  reinvested  in  additional  shares.  The  performance  of the
Fund's Class A shares is compared to the Russell  MidCap  Growth  Index, an unmanaged  index which  measures  the  performance  of those  Russell
Midcap companies with higher  price-to-book ratios and higher forecasted growth values.  The index  performance  includes  reinvestment of income but does not reflect  transaction  costs,  expenses  or taxes.  The Fund will have investments that vary from those in the index.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The numbers below are based on the Fund's expenses during its fiscal period ended November
30, 2002.

Shareholder Fees (charges paid directly from your investment):

---------------------------------------------------------------------------------
                                     Class   Class B  Class C  Class N  Class Y
                                     A       Shares   Shares   Shares   Shares
                                     Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on
purchases                            5.75%   None     None     None     None
(as % of offering price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as % of the lower of the original   None1   5%2      1%3      1%4      None
offering
price or redemption proceeds)
---------------------------------------------------------------------------------
1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for certain retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
2. Applies to redemptions in first year after purchase. The
contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4. Applies to shares redeemed within 18 months of retirement plan's first purchase of Class N shares.

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

-------------------------------------------------------------------------------
                                Class A  Class B   Class C   Class N  Class Y
                                Shares   Shares    Shares    Shares   Shares
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Management Fees                 1.20%    1.20%     1.20%     1.20%    1.20%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Distribution and/or Service     0.02%    1.00%     1.00%     0.50%    N/A
(12b-1) Fees
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Other Expenses                  1.02%    1.46%     1.31%     1.44%    87.49%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Annual Operating Expenses 2.24%    3.66%     3.51%     3.14%    88.69%
-------------------------------------------------------------------------------
Expenses may vary in future years. "Other Expenses" include agent fees, custodial fees, and accounting and legal expenses that the Fund pays.
"Other Expenses" in the table are based on, among other things, the fees the Fund would have paid if the transfer agent had not waived a portion of its fee under a voluntary undertaking to the Fund to limit these fees to 0.25% per annum for Class Y shares and 0.35% per annum for all other classes. "Total Annual Operating Expenses" were reduced by a voluntary expense assumption undertaking by the Manager. With that expense assumption and the transfer agent waiver, "Total Annual
Operating Expenses" were 1.73% for Class A, 2.77% for Class B, 2.79%
for Class C, 2.28% for Class N and 1.62% for Class Y.  Effective
November 1, 2002, the limit on transfer agent fees for Class Y shares increased to 0.35% of average daily net assets per fiscal year. Had that limit been in effect during the Fund's prior fiscal year, the
Class Y "Total Annual Operating Expenses" as percentage of average daily net assets would have been 1.72%.  Those expense undertakings may be revised or terminated at any time.

EXAMPLES. The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

      The first example assumes that you redeem all of your shares at the end of those periods. The second example assumes that you keep your shares. Both examples also assume that your investment has a 5% return each year and that the class's operating expenses remain the same. Your actual costs may be higher or lower because expenses will vary over time. Based on these assumptions your expenses would be as follows:

--------------------------------------------------------------------------------
If shares are redeemed:   1 Year        3 Years      5 Years       10 Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares            $789          $1,235       $1,706        $3,002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares            $868          $1,420       $2,092        $3,3111
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares            $454          $1,077       $1,822        $3,783
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares            $417          $969         $1,645        $3,448
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares            $5,158        $6,136       $6,162        $10,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If shares are not         1 Year        3 Years      5 Years       10 Years
redeemed:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A Shares            $789          $1,235       $1,706        $3,002
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B Shares            $368          $1,120       $1,892        $3,3111
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C Shares            $354          $1,077       $1,822        $3,783
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N Shares            $317          $969         $1,645        $3,448
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class Y Shares            $5,158        $6,136       $6,162        $10,000
--------------------------------------------------------------------------------
In the first example, expenses include the initial sales charge for
Class A and the applicable Class B, Class C or Class N contingent deferred sales charges. In the second example, the Class A expenses include the sales charge, but Class B, Class C and Class N expenses do not include the contingent deferred sales charges. There are no sales charges on Class Y shares.
1. Class B expenses for years 7 through 10 are based on Class A expenses, because Class B shares automatically convert to Class A shares 72 months after purchase.

About the Funds' Investments

THE FUNDS' PRINCIPAL INVESTMENT POLICIES. The allocation of each Fund's
(except the OSM - Mercury Advisors S&P 500 Index Fund) portfolio among different investments will vary over time based on the portfolio manager's evaluation of economic and market trends. Each Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Funds' investment policies and risks.

     The Adviser or the Subadvisers, as the case may be, may try to reduce risks for each Fund (except the OSM - Mercury Advisors S&P 500
Index Fund) by carefully researching securities before they are purchased. Each Fund other than the OSM - Mercury Advisors Focus Growth
Fund, the OSM - Mercury Advisors S&P 500 Index Fund and the OSM -
Salomon Brothers All Cap Fund is a diversified fund and attempts to reduce its exposure to market risks by diversifying its investments, that is, by not holding a substantial amount of stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. Also, each Fund does not concentrate 25% or more of its assets in investments in any one industry. However, in replicating the weighting of a particular industry in the S&P 500, the
OSM - Mercury Advisors S&P 500 Index Fund may invest more than 25% of its total assets in securities of issuers in that industry.

     However, changes in the overall market prices of securities and the income they pay can occur at any time. The share prices of each
Fund will change daily based on changes in market prices of securities and market conditions and in response to other economic events.

Stock Investments. The OSM - Mercury Advisors Focus Growth Fund, OSM -
      Jennison Growth Fund, OSM - Gartmore Millennium Growth Fund II
      and the OSM - Salomon Brothers All Cap Fund currently focus on more established U.S. companies. Growth companies, for example, may be developing new products or services, or they may be expanding into new markets for their products. Newer growth companies tend to retain a large part of their earnings for research, development or investment in capital assets. Therefore, they often do not tend to emphasize paying dividends and may not pay any dividends for some time. The portfolio managers for each of these Funds look for stocks of growth companies for each
      Fund's portfolio that they believe will increase in value over time.

      The OSM - Mercury Advisors Focus Growth Fund and  the OSM -
      Jennison Growth Fund do not limit their investments to issuers in a particular market capitalization range or ranges. However, the
      OSM - Mercury Advisors Focus Growth Fund currently emphasizes common stocks of large-cap issuers and the OSM - Jennison Growth
      Fund currently focuses on mid cap and large cap issuers. The OSM
      - QM Active Balanced Fund, the OSM - Salomon Brothers All Cap
      Fund, and the OSM - Gartmore Millennium Growth Fund II may invest in the common stocks of companies of every size, small, medium and large capitalization. "Market capitalization" refers to the total market value of an issuer's common stock. The stock prices of large cap issuers tend to be less volatile than the prices of midcap and small cap companies in the short term, but these companies may not afford the same growth opportunities as midcap and small cap companies.

Portfolio Turnover. A change in the securities held by each Fund is known as "portfolio turnover."  Each Fund, with the exception of the OSM - Mercury Advisors S&P 500 Index Fund, may engage in short-term trading to try to achieve its objective. Each Fund other than the OSM - Mercury Advisors S&P 500 Index Fund might have a turnover rate in excess of 100% annually, which may be considered high. Portfolio turnover affects brokerage costs the
      Funds pay. Because the OSM - Mercury Advisors S&P 500 Index Fund
      employs a passive investment approach, it is anticipated that its portfolio turnover and trading costs will be lower than
      "actively" managed funds. If a Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to the shareholders, increasing non-retirement plan or non-IRA or non-education savings account shareholders' taxable distributions.

Cyclical Opportunities. Each Fund (other than the OSM - Mercury
      Advisors S&P 500 Index Fund) may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the respective Adviser or
      Subadviser believes they have growth potential. For example, when the economy is expanding, companies in the consumer durables and technology sectors may benefit and offer long-term growth
      opportunities. Other cyclical industries include insurance and forest products, for example. Those Funds focus on seeking growth over the long term, but may seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries.

Debt Securities. The OSM - QM Active Balanced Fund, the OSM - Jennison
      Growth Fund and the OSM - Salomon Brothers All Cap Fund may
      invest in corporate bond obligations, as well as government obligations and mortgage-related securities. The weighted average maturity of the debt securities held by the OSM - QM Active
      Balanced Fund will normally be between three and thirty years.
      Debt securities are selected primarily for their income
      possibilities and their relative emphasis in the portfolio may be greater when the stock market is volatile. For example, when interest rates are falling, or when the credit quality of a particular issuer is improving, the portfolio manager might buy debt securities for their own appreciation possibilities. The
      Funds have no limit on the range of maturities of the debt securities they can buy.

      The Subadvisers for the OSM - QM Active Balanced Fund, the OSM -
      Jennison Growth Fund and the OSM - Salomon Brothers All Cap Fund
      do not rely solely on ratings by rating organizations in
      selecting debt securities, but also use their own judgment to evaluate particular issues as well as business and economic factors affecting an issuer. The debt securities those Funds buy may be rated by nationally-recognized rating organizations or they may be unrated securities assigned a rating by the
      respective  Sub-Adviser.

      The investments in debt securities by the OSM - QM Active
      Balanced Fund and the OSM - Salomon Brothers All Cap Fund,
      including convertible securities, can be above or below
      investment grade in quality. "Investment-grade" securities are those rated in the four highest rating categories by Moody's
      Investors Service or other rating organizations, or, if unrated, assigned a comparable rating by the respective Sub-Adviser. A list of the ratings definitions of the principal ratings
      organizations is in Appendix A to the Statement of Additional
      Information.

      The OSM - Mercury Advisors Focus Growth Fund may invest in investment grade, non-convertible debt securities and U.S.
      Government securities of any maturity, although typically not to a significant degree.

      Debt securities, such as bonds, involve credit risk. This is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer's financial condition and on the terms of the bonds. These
      securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term debt
      securities.

CAN EACH FUND'S INVESTMENT OBJECTIVE AND POLICIES CHANGE? The Trust's
Board of Trustees can change non-fundamental investment policies for each Fund without shareholder approval, although significant changes will be described in supplements to this Prospectus. The OSM - Mercury
Advisors S&P 500 Index Fund's non-fundamental policy of investing at least 80% of its net assets (plus borrowings for investment purposes)
in securities or other financial instruments in, or correlated with, the S&P 500 will not be changed by the Fund's Trustees without first providing shareholders 60 days written notice. Non-fundamental policies of the OSM - Mercury Advisors S&P 500 Index Fund and the OSM - Mercury
Advisors Focus Growth Fund can be changed by the Board of Trustees of the Trust or the Board of Trustees of the Master Funds without shareholder approval. Fundamental policies are those that cannot be changed without the approval of a majority of each Fund's outstanding voting shares, as defined in the Investment Company Act of 1940, as amended. With the exception of the OSM - Mercury Advisors S&P 500 Index
Fund and the OSM - Gartmore Millennium Growth Fund II, each Fund's objective is a fundamental policy. The OSM - Mercury Advisors S&P 500
Index Fund's objective is a non-fundamental policy which may be changed at any time by the Board of Trustees of the Trust or the Board of
Trustees of the Master Fund without shareholder approval. The OSM -
Gartmore Millennium Growth Fund's objective is a non-fundamental policy which may be changed at any time by the Trust's Board of Trustees without shareholder approval. Other investment restrictions that are fundamental policies are listed in the Statement of Additional
Information. An investment policy or technique is not fundamental unless this Prospectus or the Statement of Additional Information says that it is.

OTHER INVESTMENT STRATEGIES. To seek its objective, each Fund can also use some or all of the investment techniques and strategies described below. A Fund might not always use all of the different types of techniques and investments described below. These techniques have certain risks, although some are designed to help reduce overall investment or market risks.

Forward Rolls. OSM - QM Active Balanced Fund may enter into "forward rolls" (also referred to as "mortgage dollar rolls") transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security at a later date at a set price.

      During the period between the sale and the purchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold.  It is possible that the market value of the securities the Fund sells may decline below the price at which the Fund is obligated to repurchase
      securities, or that the counterparty might default in its
      obligation.

Equity Securities. While the OSM - Mercury Advisors Focus Growth Fund,
      OSM - Jennison Growth Fund, OSM - Salomon Brothers All Cap Fund
      and the OSM - Gartmore Millennium Growth Fund II emphasize investments in common stocks, those Funds can also buy preferred stocks, warrants and securities convertible into common stock.
      The Adviser or Subadviser, as the case may be, considers some convertible securities to be "equity equivalents" because of the conversion feature and in that case their rating may have less impact on the investment decision than in the case of other debt securities. The OSM - QM Active Balanced Fund may also invest in non-convertible preferred stocks and convertible securities, warrants and rights. The OSM - Jennison Growth Fund can also invest in warrants and rights that can be exercised to obtain stock.

Convertible Securities. Convertible securities are generally debt securities or preferred stocks that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertible) or dividends
      (preferred stocks). A convertible security's value usually reflects both the stream of current income payments and the value of the underlying common stock. The market value of a convertible security performs like a regular debt security, that is, if market interest rates rise, the value of a convertible security usually falls. Since it is convertible into common stock, the convertible security also has the same types of market and issuer risk as the underlying common stock.

Warrants. A warrant gives the Fund the right to buy a quantity of stock. The warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires.
      The Fund has no obligation to exercise the warrant and buy the stock.

      A warrant has value only if the Fund exercises it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock.
      Warrants may trade in the same markets as their underlying stock, however, the price of the warrant does not necessarily move with the price of the underlying stock.

Foreign Investing. The OSM - Jennison Growth Fund and the OSM - Salomon
      Brothers All Cap Fund each can invest up to 20% of its total assets in foreign securities including foreign equity securities of companies located in any country, including developed
      countries and emerging markets. The OSM - QM Active Balanced Fund may invest up to 15% of its total assets in foreign equity securities and up to 20% of its total assets in debt securities of foreign issuers. The OSM - Gartmore Millennium Growth Fund II may invest without limit in foreign securities although it does not intend to invest more than 25% of its net assets in foreign securities. The OSM - Mercury Advisors Focus Growth Fund may invest without limit in the securities of foreign companies in the form of ADRs. In addition, the OSM - Mercury Advisors Focus
      Growth Fund may invest up to 10% of its total assets in other forms of securities of foreign companies, including European
      Depository Receipts ("EDRs") or other securities convertible into securities of foreign companies. For purposes of these limits, the respective Advisers or Subadvisers do not consider ADR's and other similar receipts or shares to be foreign securities.

      While foreign securities may offer special investment
      opportunities, they also have special risks that can reduce a
      Fund's share prices and income. The change in value of foreign currency against the U.S. dollar will result in a change in the
      U.S. dollar value of securities denominated in that foreign currency. Currency rate changes can also affect the distributions a Fund makes from the income it receives from foreign securities if foreign currency values change against the U.S. dollar.
      Foreign investing can result in higher transaction and operating costs for the Fund investing in them. Foreign issuers are not subject to the same accounting and disclosure requirements that
      U.S. companies are subject to. The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental, economic or monetary policy in the U.S. or abroad, or other political and economic factors. The risks of investing in foreign securities are generally greater for investments in emerging markets.

Depository Receipts. The OSM - Mercury Advisors Focus Growth Fund, OSM
      - QM Active Balanced Fund and OSM - Jennison Growth Fund may
      invest in securities of foreign issuers in the form of Depository
      Receipts. Depository Receipts involve the same risks as investing directly in foreign securities. Those risks are discussed above under "Foreign Investing."  ADRs are receipts typically issued by an American bank or trust company that show evidence of
      underlying securities issued by a foreign corporation. EDRs evidence a similar ownership arrangement. The OSM - Mercury
      Advisors Focus Growth Fund may also invest in unsponsored
      Depository Receipts. The issuers of such unsponsored Depository
      Receipts are not obligated to disclose material information in the United States. Therefore, there may be less information available regarding such issuers and there may not be a
      correlation between such information and the market value of the
      Depository Receipts.

Illiquid and Restricted Securities. Investments may be illiquid because of the absence of an active trading market. If a Fund buys illiquid securities it may be unable to quickly resell them or may be able to sell them only at a price below current value. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is
      registered under the Securities Act of 1933. Each Fund will not invest more than 15% of its net assets in illiquid or restricted securities. That percentage limitation is not a fundamental policy. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The respective Adviser or Subadviser monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Rule 144A Securities. Rule 144A securities are restricted securities that can be resold to qualified institutional buyers but not to the general public. Rule 144A securities may have an active trading market, but carry the risk that the active trading market may not continue.

Securities Lending. The Fund may lend securities with a value of up to
      33-1/3% of its total assets to financial institutions that provide cash or securities issued or guaranteed by the U.S.
      government as collateral. Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences.

Repurchase Agreements; Purchase and Sale Contracts. Each Fund may enter into certain types of repurchase agreements and each Fund other than OSM - Mercury Advisors S&P 500 Index Fund may enter into purchase and sale contracts. Under a repurchase agreement, the seller agrees to repurchase a security (typically a security issued or guaranteed by the U.S. Government) at a mutually agreed upon time and price. This insulates the Fund from changes in the market value of the security during the period, except for currency fluctuations. A purchase and sale contract is similar to a repurchase agreement, but purchase and sale contracts provide that the purchaser receives any interest on the security paid during the period. If the seller fails to repurchase the security in either situation and the market value declines, the Fund may lose money.

Short Sales. The OSM - Gartmore Millennium Growth Fund II and the OSM -
      Mercury Advisors Focus Growth Fund may invest up to 20% and 5%, respectively, of their total assets in short positions. The OSM -
      Mercury Advisors S&P 500 Index Fund and the OSM - Jennison Growth
      Fund may also invest in short positions.  The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value.  When the Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale.  The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

      The Fund's obligations to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other liquid securities similar to those borrowed.  With respect to uncovered short positions, the Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.  Depending on arrangements made with the broker-dealer from which it borrowed the security, regarding payment over of any payments received by the Fund on such
      security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

      The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds
      5% of the value of its total assets.

      The Fund may also make short sales "against the box" without being subject to such limitations.  In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost.

Derivative Investments.  Each Fund can invest in a number of different kinds of "derivative" investments. Options, futures contracts, structured notes such as indexed securities or inverse
      securities, CMOs and hedging instruments are "derivative
      instruments" the Funds can use. In addition to using derivatives for hedging, including anticipatory hedging for the OSM - Mercury
      Advisors Focus Growth Fund and OSM - Mercury Advisors S&P 500
      Index Fund, a Fund might use other derivative investments because they offer the potential for increased income and principal value. The Funds are not required to use derivative investments in seeking their objective.

      Derivatives have risks. If the issuer of the derivative
      investment does not pay the amount due, the Fund can lose money on the investment. The underlying security or investment on which the derivative is based, and the derivative itself, may not perform the way the Adviser or Subadviser expected it to perform.
      As a result of these risks a Fund could realize less principal or income from the investment than expected or its hedge might be unsuccessful. If that happens, the Fund's share prices could fall. Certain derivative investments held by a Fund may be illiquid.

      Certain types of investments or trading strategies (such as borrowing money to increase the amount of investment) may be subject to leverage risk. This means a relatively small market movement may result in large changes in the value of an
      investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested. Derivatives may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Hedging. Each Fund can buy and sell certain kinds of futures contracts, put and call options. In addition, the OSM - Mercury Advisors
      Focus Growth Fund, the OSM - Jennison Growth Fund, the OSM - QM
      Active Balanced Fund, the OSM - Salomon Brothers All Cap Fund and
      the OSM - Gartmore Millennium Growth Fund II may enter into forward contracts. The OSM - Mercury Advisors Focus Growth Fund and the OSM - Salomon Brothers All Cap Fund may invest in swaps.
      These are all referred to as "hedging instruments."  The Funds do not use hedging instruments for speculative purposes. Each Fund has limits on the extent of its use of hedging and the types of hedging instruments that it can use.

      Some of these strategies could be used to hedge a Fund's
      portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, could increase a Fund's exposure to the securities market. Forward contracts can be used to try to manage foreign currency risks on the OSM - Jennison
      Growth Fund's and OSM - Mercury Advisors Focus Growth Fund's
      foreign investments. Foreign currency options can be used to try to protect against declines in the dollar value of foreign securities the OSM - Jennison Growth Fund, the OSM - Gartmore
      Millennium Growth Fund II or the OSM - Mercury Advisors Focus
      Growth Fund owns, or to protect against an increase in the dollar cost of buying foreign securities.

      There are also special risks in particular hedging strategies.
      Options trading involves the payment of premiums and has special tax effects on a Fund. If the Adviser or Sub-Adviser used a hedging instrument at the wrong time or judged market conditions incorrectly, the hedge might fail and the strategy could reduce the respective Fund's return. Each Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

Temporary Defensive and Interim Investments. In times of unstable or adverse market or economic conditions, the OSM - Mercury Advisors
      Focus Growth Fund, OSM - QM Active Balanced Fund, OSM - Jennison
      Growth Fund, OSM - Salomon Brothers All Cap Fund, and the OSM -
      Gartmore Millennium Growth Fund II can invest up to 100% of their assets in temporary defensive investments that are inconsistent with the Funds' principal investment strategies and the OSM -
      Mercury Advisors Focus Growth Fund can invest up to 35% of its assets in temporary defensive investments that are inconsistent with the Fund's principal investment strategies. Generally they would be cash equivalents (such as commercial paper), money market instruments, short-term debt securities, U.S. government securities, repurchase agreements, or purchase and sales
      contracts. They could include other investment grade debt
      securities. The Funds can also invest in such short-term
      securities for cash management purposes. To the extent a Fund invests in these securities, either defensively or for cash management purposes, the Fund's positions may be inconsistent with its principal investment strategies and the Fund might not achieve its investment objective.

How the Funds Are Managed

      OppenheimerFunds, Inc. supervises the investment program and handles the day-to-day administrative business of the OSM - QM Active
Balanced Fund, OSM - Jennison Growth Fund, OSM - Salomon Brothers All
Cap Fund and OSM - Gartmore Millennium Growth Fund II.
OppenheimerFunds, Inc. carries out its duties, subject to the policies established by the Trust's Board of Trustees, under an investment advisory agreement that states OppenheimerFunds, Inc.'s
responsibilities. The agreement sets the fees each Fund pays to
OppenheimerFunds, Inc. and describes the expenses that each Fund is responsible to pay to conduct its business.

      OppenheimerFunds, Inc. also selects, contracts with and
compensates sub-advisers to manage the investment and reinvestment of the assets of those Funds of the Trust. OppenheimerFunds, Inc. does not manage any of the Funds' portfolio assets. OppenheimerFunds, Inc. also
(i) monitors the compliance of the Adviser or Subadvisers with the investment objectives and related policies of each Fund, (ii) reviews the performance of the Sub-advisers and (iii) reports periodically on such performance to the Trustees of the Trust.

      The Trust and OppenheimerFunds, Inc. have received an order from the Securities and Exchange Commission to permit OppenheimerFunds, Inc.
to appoint a Subadviser or change the terms of a Subadvisory Agreement for a subadvised Fund without first obtaining shareholder approval.
That means the Trust will be able to change subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

      OppenheimerFunds, Inc. has been an investment adviser since
January 1960. OppenheimerFunds, Inc. and its subsidiaries and controlled affiliates managed assets of more than $120 billion in assets as of December 31, 2002, including other Oppenheimer funds with more than 7 million shareholder accounts. OppenheimerFunds, Inc. is located at 498 Seventh Avenue, 10th Floor, New York, New York 10018.

      OppenheimerFunds, Inc. has entered into an Administration
Agreement with the Trust on behalf of the OSM - Mercury Advisors S&P
500 Index Fund and the OSM - Mercury Advisors Focus Growth Fund whereby
OppenheimerFunds, Inc. will maintain certain books and records on behalf of those Funds and prepare certain reports. OppenheimerFunds,
Inc. shall also be responsible for filing with the Securities and
Exchange Commission and any state securities regulators certain disclosure documents. Under the Agreement, both Funds pay an
Administration Fee to OppenheimerFunds, Inc. of 0.50% of the average annual net assets of each such Fund.

      Fund Asset Management, L.P., doing business as Mercury Advisors
(the "Adviser"), has entered into a sub-administration agreement with
OppenheimerFunds, Inc. Under that agreement, the Adviser maintains certain books and records and prepares certain reports on behalf of the
OSM - Mercury Advisors S&P 500 Index Fund and the OSM - Mercury
Advisors Focus Growth Fund.

      OppenheimerFunds, Inc. has also entered into an investment advisory agreement similar to those described above, with the Trust on behalf of the OSM - Mercury Advisors S&P 500 Index Fund and the OSM -
Mercury Advisors Focus Growth Fund. If the Board determines that the assets of the OSM - Mercury Advisors S&P 500 Index Fund or the OSM -
Mercury Advisors Focus Growth Fund should not be invested exclusively in the applicable Master Fund, or if either Fund's ability to invest in the applicable Master Fund is terminated, then OppenheimerFunds, Inc.
will assume the role of adviser to those Funds under that investment advisory agreement. Under that agreement, the OSM - Mercury Advisors
S&P 500 Index Fund would pay to OppenheimerFunds, Inc. an advisory fee of 0.55% on an annual basis and the OSM - Mercury Advisors Focus Growth
Fund would pay an advisory fee of 1.10% on an annual basis. If
OppenheimerFunds, Inc. assumes the role of adviser for OSM - Mercury
Advisors Focus Growth Fund or OSM - Mercury Advisors S&P 500 Index
Fund, the administration and sub-administration arrangements with respect to the applicable Fund will be terminated since administrative services would be provided through the investment advisory agreements.

      The Adviser supervises the investment program and handles the day-to-day business of the Master S&P 500 Index Series of the
Quantitative Master Series Trust and the Master Focus Twenty Trust, the
Master Funds in which the OSM - Mercury Advisors S&P 500 Index Fund and the OSM - Mercury Advisors Focus Growth Fund, respectively, invest. The
Adviser carries out its duties, subject to the policies established by the Board of Trustees of the applicable Master Fund, under an investment advisory agreement with the Master Fund that states the
Adviser's responsibilities. Such agreement sets the fees the Master
Fund pays to the Adviser, and describes the expenses that the Master
Fund is responsible to pay to conduct its business. The Adviser has entered into a contractual arrangement that provides that the management fee for the Master S&P 500 Index Series, when combined with administrative fees of certain funds that invest in the applicable
Master Fund (excluding the OSM - Mercury Advisors S&P 500 Index Fund), will not exceed the annual rate of 0.005% of the average daily net assets of the Master Fund. Absent such contractual arrangement, the management fee payable by the Master S&P 500 Index Series would be at the annual rate of 0.05%. The Master Focus Twenty Trust pays the
Adviser a management fee at the annual rate of 0.60% of its average daily net assets. The fees and expenses which each Master Fund pays, including the management fee it pays to the Adviser, are passed directly through to the relevant Fund in proportion to the number of shares of the Master Fund owned by that Fund.

      The Adviser was organized as an investment adviser in 1977 and offers investment advisory services to more than 50 registered investment companies. The Adviser and its advisory affiliates had approximately $439 billion in investment company and other portfolio assets under management as of February 2003.

      The OSM - Mercury Advisors S&P 500 Index Fund is managed by a team of investment professionals who are employed by Mercury Advisors.

      The portfolio manager for the OSM - Mercury Advisors Focus Growth
Fund is Michael S. Hahn. Mr. Hahn has been Portfolio Manager of the
Master Fund and of OSM - Mercury Advisors Focus Growth Fund since
November 6, 2001 and has been a portfolio manager of Merrill Lynch
Investment Managers since 2000 and was Associate Portfolio Manager of
Merrill Lynch Investment Managers from 1999 to 2000. Mr. Hahn was a portfolio manager and analyst for the PBHG family of mutual funds from
1996 to 1999.

Advisory Fees. Under each Fund's investment advisory agreement (other than OSM - Mercury Advisors S&P 500 Index Fund and OSM - Mercury
      Advisors Focus Growth Fund), each Fund pays OppenheimerFunds,
      Inc. (the "Manager") an Advisory fee at an annual rate that declines on additional assets as the Fund grows. The advisory fees are as follows:

Fund                                Advisory Fee
----                                ------------

OSM - QM Active Balanced Fund       0.95% of the first $300 million of
average
                                    annual net assets of the Fund and
0.90% of
                                    average annual net assets in excess
of $300 million.

OSM - Jennison Growth Fund          0.95% of the first $300 million of
average
                                    annual net assets of the Fund and
0.90% of
                                    average annual net assets in excess
of $300 million.

OSM - Salomon Brothers All Cap Fund 1.10% of the first $100 million of average
                                    annual net assets of the Fund and
1.00% of
                                    average annual net assets in excess
of $100 million.

OSM - Gartmore Millennium Growth    1.20% of the first $400 million of
average
Fund II                             annual net assets of the Fund,
1.10% of the
                                    next $400 million, and 1.00% of
average annual
                                    net assets in excess of $800
million.

The Subadvisers. The Manager has retained Jennison Associates LLC
      ("Jennison") as the Subadviser to provide the day-to-day
      portfolio management of the OSM - Jennison Growth Fund. Jennison is located at 466 Lexington Avenue, New York, NY 10017. Jennison
      is a direct, wholly-owned subsidiary of Prudential Investment
      Management, which is a direct, wholly-owned subsidiary of
      Prudential Asset Management Holding Company, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. Jennison has served as an investment adviser since 1969 and has advised investment companies since 1990. As of December 31, 2002,
      Jennison had approximately $48 billion in assets under
      management. The Manager, not the Fund, pays Jennison an annual fee based on the Fund's average annual net assets.

      The OSM - Jennison Growth Fund's portfolio managers, Spiros "Sig"
      Segalas, Kathleen McCarragher and Michael Del Balso, are employed by Jennison and are the persons primarily responsible for the selection of the Fund's portfolio securities.

      Mr. Segalas has been in the investment business for over
      forty-two years and has managed equity portfolios for investment companies since 1990. Mr. Segalas is a founding member, Director,
      President and Chief Investment Officer of Jennison. Mr. Segalas
      received his B.A. from Princeton University.

      Ms. McCarragher is a Director and Executive Vice President of
      Jennison. Prior to joining Jennison in 1998 she was a Managing
      Director and Director of Large Cap Growth Equities at Weiss, Peck
      & Greer L.L.C. Prior to 1992, Ms. McCarragher served as an analyst, portfolio manager and member of the Investment Committee for State Street Research & Management Company. She received her
      B.B.A. from the University of Wisconsin and her M.B.A. from
      Harvard University.

      Mr. Del Balso is a Director and Executive Vice President of
      Jennison, where he has been part of the investment team since
      1972. He received his B.A. from Yale University and his M.B.A.
      from Columbia University.

      The Manager has retained Prudential Investment Management as the
      Subadviser to provide the day-to-day portfolio management of the
      OSM - QM Active Balanced Fund. Prudential Investment Management
      is located at Prudential Plaza, 751 Broad Street, Newark, NJ
      07102. Prudential Investment Management has served as an
      investment adviser to investment companies since 1984, and as of
      December 31, 2002, had approximately $288 billion in assets under management. The Manager, not the Fund, pays Prudential Investment
      Management an annual fee based on the Fund's average annual net assets.

      The portfolio managers for the QM Active Balanced Fund are
      Michael Lenarcic and John Van Belle. They became the Fund's portfolio managers on February 8, 2002. They are employed by
      Prudential Investment Management and are the persons primarily responsible for the selection of the Fund's securities. Mr.
      Lenarcic and Mr. Van Belle are Managing Directors of Prudential
      Investments Quantitative Management, a unit of Prudential
      Investment Management. Mr. Lenarcic is a member of Prudential
      Investment Management's Balanced Portfolio Management Team. Mr.
      Van Belle is a member of Prudential Investments International
      Asset Allocation Team.

      The Manager has retained Salomon Brothers Asset Management Inc.
      ("Salomon Brothers") as the Subadviser to provide the day-to-day portfolio management of the OSM - Salomon Brothers All Cap Fund.
      Salomon Brothers is located at 399 Park Avenue, New York , New
      York 10022. It is a wholly-owned subsidiary of Salomon Smith
      Barney Holdings Inc., which in turn is a wholly-owned subsidiary of Citigroup, Inc. Salomon Brothers has served as an investment adviser to investment companies since 1987, and as of December
      31, 2002, Salomon Brothers and its affiliates managed
      approximately $34.2 billion of assets. The Manager, not the Fund, pays Salomon Brothers an annual fee based on the Fund's average annual net assets.

      The Fund is team managed by Salomon Brothers. The team has an average of 26 years of investment experience..

      The Manager has retained Gartmore Mutual Fund Capital Trust
      ("GMFCT") as the Subadviser to provide the day-to-day portfolio management of the OSM - Gartmore Millennium Growth Fund II. GMFCT
      is located at 1200 River Road, Conshohocken, PA 19428.

      GMFCT has served as an investment adviser to investment companies since 1999, and as of December 31, 2002, GMFCT and its affiliates and predecessors had approximately $30.3 billion in assets under management. The Manager, not the Fund, pays GMFCT an annual fee based on the Fund's average annual net assets.

      The Fund's portfolio managers, Aaron Harris (since inception) and
      Nick Ford (since October 1, 2001), are employed by GMFCT and are the persons primarily responsible for the selection of the OSM -
      Gartmore Millennium Growth Fund's portfolio securities. Mr.
      Harris joined GMFCT in April 2000. Prior to joining GMFCT, Mr.
      Harris was a portfolio manager, managing portions of several portfolios for Nicholas Applegate Capital Management. Mr. Harris
      manages funds similar to the OSM - Gartmore Millennium Growth
      Fund II and other global technology funds. Mr. Ford joined GMFCT in 1998, serving as an investment manager on the U.S. equity team. Prior to joining GMFCT, Mr. Ford served as the director of
      U.S. equities at Clerical Medical Investment Group in London.
      From 1995 to 1996, Mr. Ford was a U.S. equities fund manager for
      Sun Alliance Investment Management.

A B O U T   Y O U R   A C C O U N T

How to Buy Shares

HOW ARE SHARES  PURCHASED?  Shares of the OSM - Mercury Advisors S&P 500
Index Fund and the OSM - QM Active  Balanced  Fund are  offered for sale only to retirement plans.  Shares of the other Funds may be purchased by retirement plans and  non-retirement  plan investors alike. A retirement plan can buy shares several ways as described below.  References in this
Prospectus to "you" or "your" apply to the retirement  plan sponsor,  or account  owner  in the  case of an IRA or  403(b)  account.  The  Funds'
Distributor,  OppenheimerFunds  Distributor,  Inc., may appoint  certain servicing  agents  to  accept  purchase  (and  redemption)  orders.  The
Distributor,  in its sole discretion,  may reject any purchase order for the Funds' shares.

      Participants in a qualified retirement plan (e.g., 401(k), profit-sharing plan or money purchase pension plan) should note that shares of the Funds are purchased on their behalf by the plan's administrator in accordance with the respective plan's provisions. Plan participants should contact their Plan administrator to find out how to instruct the Plan to buy shares of the Funds for their account. It is the responsibility of the Plan administrator or other Plan service provider to forward purchase instructions to the Fund's Distributor. In the case of qualified plans, the following explanation of how to purchase Fund shares is intended for Plan administrators and Plan service providers.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial institution that has a sales
      agreement with the Distributor. Your dealer will place your order with the Distributor on your behalf.
Buying Shares Through the Distributor. Complete an OppenheimerFunds New
      Account Application and return it with a check payable to
      "OppenheimerFunds Distributor, Inc." Mail it to P.O. Box 5270,
      Denver, Colorado 80217. If you don't list a dealer on the
      application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is appropriate for you.
o     Paying by Federal Funds Wire. Shares purchased through the
      Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the
      Distributor's Wire Department at 1.800.225.5677 to notify the
      Distributor of the wire and to receive further instructions.
o     Buying Shares Through OppenheimerFunds AccountLink. With
      AccountLink, you pay for shares by electronic funds transfers from your bank account. Shares are purchased for your account by a transfer of money from your bank account through the Automated
      Clearing House (ACH) system. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. Please refer to "AccountLink," below for more details.
o     Buying Shares Through Asset Builder Plans. You may purchase shares of a Fund automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are in the Asset Builder Application
      and the Statement of Additional Information.

WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you can buy
Fund shares with a minimum initial investment of $1,000 and make additional investments at any time with as little as $50. There are reduced minimums available under the following special investment plans:
o     If you establish one of the many types of retirement plan
      accounts that OppenheimerFunds offers, more fully described below under "Special Investor Services," you can start your account with as little as $500.
o     By using an Asset Builder Plan or Automatic Exchange Plan
      (details are in the Statement of Additional Information), or government allotment plan, you can make subsequent investments
      (after making the initial investment of $500) for as little as
      $50. For any type of account established under one of these plans prior to November 1, 2002, the minimum additional investment will remain $25.
o     The minimum investment requirement does not apply to reinvesting dividends from a Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can
      ask your dealer or call the Transfer Agent), or reinvesting distributions from unit investment trusts that have made
      arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD? Shares are sold at their offering price which is the net asset value per share plus any initial sales charge that applies. The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado, or after any agent appointed by the Distributor receives the order.

Net Asset Value. Each Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange ("the
      Exchange"), on each day the Exchange is open for trading
      (referred to in this Prospectus as a "regular business day"). The
      Exchange normally closes at 4:00 P.M., Eastern time, but may close earlier on some days. All references to time in this
      Prospectus mean "Eastern time."

      The net asset value per share is determined by dividing the value of a Fund's net assets attributable to a class by the number of shares of that class that are outstanding. To determine net asset value, the Fund's Board of Trustees has established procedures to value each Fund's securities, in general, based on market value.
      The Board has adopted special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S.
      holidays, the values of some of a Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

      If, after the close of the principal market on which a security held by a Fund is traded, and before the time the Fund's
      securities are priced that day, an event occurs that the Manager or the Adviser deems likely to cause a material change in the value of such security, the Fund's Board of Trustees has
      authorized the Manager or the Adviser, as applicable, subject to the Board's review, to ascertain a fair value for such security.
      A security's valuation may differ depending on the method used for determining value.

The Offering Price. To receive the offering price for a particular day, in most cases the Distributor or its designated agent must receive your order by the time the Exchange closes that day. If your order is received on a day when the Exchange is closed or after it has closed, the order will receive the next offering price that is determined after your order is received.
Buying Through a Dealer. If you buy shares through a dealer, your dealer must receive the order by the close of the Exchange and transmit it to the Distributor so that it is received before the
      Distributor's close of business on a regular business day
      (normally 5:00 P.M.) to receive that day's offering price, unless your dealer has made alternative arrangements with the
      Distributor. Otherwise, the order will receive the next offering price that is determined.

------------------------------------------------------------------------
WHAT CLASSES OF SHARES DOES THE FUND OFFER? Each Fund offers investors five different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices. When you buy shares, be sure to specify the class of shares. If you do not choose a class, your investment will be made in Class A shares.
------------------------------------------------------------------------
------------------------------------------------------------------------

------------------------------------------------------------------------
------------------------------------------------------------------------
Class A Shares. If you buy Class A shares, you pay an initial sales charge (on investments up to $1 million for regular accounts or lesser amounts for certain retirement plans). The amount of that sales charge will vary depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A
      Shares?" below.
------------------------------------------------------------------------
Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 6 years of buying them, you will normally pay a contingent deferred sales charge.
      That contingent deferred sales charge varies depending on how long you own your shares, as described in "How Can You Buy Class
      B Shares?" below.
------------------------------------------------------------------------
Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of
      1.0%, as described in "How Can You Buy Class C Shares?" below.
------------------------------------------------------------------------
Class N Shares. If you buy Class N shares (available only through certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 18 months of the retirement plan's first purchase of Class N shares, you may pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy
      Class N Shares?" below.
Class Y Shares. Class Y shares are offered only to certain
      institutional investors that have special agreements with the
      Distributor.

WHICH CLASS OF SHARES SHOULD YOU CHOOSE? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares. Each
Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time.

      The discussion below is not intended to be investment advice or a recommendation, because each investor's financial considerations are different. The discussion below assumes that you will purchase only one class of shares and not a combination of shares of different classes.
Of course, these examples are based on approximations of the effects of current sales charges and expenses projected over time, and do not detail all of the considerations in selecting a class of shares. You should analyze your options carefully with your financial advisor before making that choice.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-based expenses on shares of Class B, Class C or Class N. For retirement plans that qualify to purchase Class N shares, Class N shares will generally be more advantageous than Class B and Class C shares.

   o  Investing for the Shorter Term. While each Fund is meant to be a long-term investment, if you have a relatively short-term
      investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing
      Class A or Class C shares rather than Class B shares. That is because of the effect of the Class B contingent deferred sales charge if you redeem within SIX years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the
      appropriate choice (especially for investments of less than
      $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

      However, if you plan to invest more than $100,000 for the shorter term, then as your investment horizon increases toward six years,
      Class C shares might not be as advantageous as Class A shares.
      That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

      And for non-retirement plan investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

o     Investing  for the Longer  Term.  If you are  investing  less than
      $100,000 for the longer-term,  for example for retirement,  and do not expect to need  access to your money for seven  years or more,
      Class B shares may be appropriate.

Are There  Differences  in Account  Features  That  Matter to You?  Some
      account  features  may not be  available  to Class B,  Class C and
      Class  N  shareholders.   Other  features  may  not  be  advisable
      (because of the effect of the  contingent  deferred  sales charge)
      for Class B,  Class C and  Class N  shareholders.  Therefore,  you should  carefully  review  how  you  plan to use  your  investment account before deciding which class of shares to buy.

      Additionally, the dividends payable to Class B, Class C and Class
      N shareholders will be reduced by the additional expenses borne by those classes that are not borne by Class A or Class Y shares, such as the Class B, Class C and Class N asset-based sales charge described below and in the Statement of Additional Information.
      Share certificates are only available for Class A shares. If you are considering using your shares as collateral for a loan, that may be a factor to consider.

How Do Share Classes Affect Payments to Your Broker? A financial advisor may receive different compensation for selling one class of shares than for selling another class. It is important to remember that Class B, Class C and Class N contingent deferred sales charges and asset-based sales charges have the same purpose as the front-end sales charge on sales of Class A shares: to compensate the Distributor for concessions and expenses it pays to dealers and financial institutions for selling shares. The
      Distributor may pay additional compensation from its own
      resources to securities dealers or financial institutions based upon the value of shares of each Fund owned by the dealer or financial institution for its own account or for its customers.

SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS. Appendix C to the
Statement of Additional Information details the conditions for the waiver of sales charges that apply in certain cases, and the special sales charge rates that apply to purchases of shares of each Fund by certain groups, or under specified retirement plan arrangements or in other special types of transactions. To receive a waiver or special sales charge rate, you must advise the Distributor when purchasing shares or the Transfer Agent when redeeming shares that a special condition applies.

HOW CAN YOU BUY CLASS A SHARES? Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In other cases, reduced sales charges may be available, as described below or in the Statement of Additional
Information. Out of the amount you invest, the Fund receives the net asset value to invest for your account.

      The sales charge varies depending on the amount of your purchase.
A portion of the sales charge may be retained by the Distributor or allocated to your dealer as a concession. The Distributor reserves the right to reallow the entire concession to dealers. The current sales charge rates and concessions paid to dealers and brokers are as follows:

 ------------------------------------------------------------------------------
 Amount of Purchase       Front-End Sales  Front-End Sales   Concession As
                                           Charge As a
                          Charge As a      Percentage of
                          Percentage of    Net               Percentage of
                          Offering Price   Amount Invested   Offering Price
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Less than $25,000             5.75%             6.10%             4.75%
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $25,000 or more but           5.50%             5.82%             4.75%
 less than $50,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $50,000 or more but           4.75%             4.99%             4.00%
 less than $100,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $100,000 or more but          3.75%             3.90%             3.00%
 less than $250,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $250,000 or more but          2.50%             2.56%             2.00%
 less than $500,000
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 $500,000 or more but          2.00%             2.04%             1.60%
 less than $1 million
 ------------------------------------------------------------------------------

Can You Reduce Class A Sales Charges? You may be eligible to buy Class
      A shares at reduced sales charge rates under the Fund's "Right of
      Accumulation" or a Letter of Intent, as described in "Reduced
      Sales Charges" in the Statement of Additional Information.

Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the
      Oppenheimer funds aggregating $1 million or more, or for certain purchases by particular types of retirement plans that were permitted to purchase such shares prior to March 1, 2001
      ("grandfathered retirement accounts"). Retirement plans are not permitted to make initial purchases of Class A shares subject to a contingent deferred sales charge. The Distributor pays dealers of record concessions in an amount equal to 1.0% of purchases of
      $1 million or more other than by grandfathered retirement
      accounts. For grandfathered retirement accounts, the concession is 0.75% of the first $2.5 million of purchases plus 0.25% of purchases in excess of $2.5 million. In either case, the
      concession will not be paid on purchases of shares by exchange or that were previously subject to a front-end sales charge and dealer concession.

      If you redeem any of those shares within an 18-month "holding period" measured from the beginning of the calendar month of their purchase, a contingent deferred sales charge (called the
      "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0%
      of the lesser of:
o     the aggregate net asset value of the redeemed shares at the time of redemption (excluding shares purchased by reinvestment of dividends or capital gain distributions) or
o     the original net asset value of the redeemed shares.

      The Class A contingent deferred sales charge will not exceed the aggregate amount of the concessions the Distributor paid to your dealer on all purchases of Class A shares of all Oppenheimer funds you made that were subject to the Class A contingent deferred sales charge.

Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the
      Distributor and by retirement plans which are part of a
      retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or recordkeepers which have entered into a special agreement with the Distributor. The Distributor currently pays dealers of record concessions in an amount equal to 0.25% of the purchase price of
      Class A shares by those retirement plans from its own resources at the time of sale, subject to certain exceptions as described in the Statement of Additional Information. There is no
      contingent deferred sales charge upon the redemption of such shares.

HOW CAN YOU BUY CLASS B SHARES? Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within six years from the beginning of the calendar month of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. The Class B contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

      The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule for the Class B contingent deferred sales charge holding period:

-------------------------------------------------------------------------------
Years Since Beginning of Month in       Contingent Deferred Sales Charge on
Which Purchase Order was Accepted       Redemptions in That Year
                                        (As % of Amount Subject to Charge)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
0 - 1                                   5.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1 - 2                                   4.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2 - 3                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3 - 4                                   3.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4 - 5                                   2.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
5 - 6                                   1.0%
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
More than 6                             None
-------------------------------------------------------------------------------
In the table, a "year" is a 12-month period.  In applying the contingent deferred  sales charge,  all purchases are  considered to have been made on the first  regular  business  day of the month in which the  purchase was made.

Automatic Conversion of Class B Shares. Class B shares automatically convert to Class A shares 72 months after you purchase them. This conversion feature relieves Class B shareholders of the
      asset-based sales charge that applies to Class B shares under the
      Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When any
      Class B shares that you hold convert, any other Class B shares that were acquired by reinvesting dividends and distributions on the converted shares will also convert to Class A shares. For further information on the conversion feature and its tax
      implications, see "Class B Conversion" in the Statement of
      Additional Information.

How Can you Buy Class C Shares? Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within a holding period of 12 months from the beginning of the calendar month of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. The Class C contingent deferred sales charge is paid to compensate the Distributor for its expenses of providing
distribution-related services to the Fund in connection with the sale of Class C shares.

HOW CAN YOU BUY CLASS N SHARES? Class N shares are offered for sale to retirement plans (including IRAs and 403(b) plans) that purchase
$500,000 or more of Class N shares of one or more Oppenheimer funds or to group retirement plans (which do not include IRAs and 403(b) plans)
that have assets of $500,000 or more or 100 or more eligible participants. See "Availability of Class N shares" in the Statement of
Additional Information for other circumstances where Class N shares are available for purchase.

      A contingent deferred sales charge of 1.0% will be imposed upon the redemption of Class N shares, if:
o     The group retirement plan is terminated or Class N shares of all
      Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan's first purchase of Class N shares of any Oppenheimer fund,
      or
o     With respect to an IRA or 403(b) plan, Class N shares are
      redeemed within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

      Retirement plans that offer Class N shares may impose charges on plan participant accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or
Transfer Agent in Colorado) and the special account features applicable to purchasers of those other classes of shares described elsewhere in this Prospectus do not apply to Class N shares offered through a group retirement plan. Instructions for buying, selling, exchanging or transferring Class N shares offered through a group retirement plan must be submitted by the plan, not by plan participants for whose benefit the shares are held.

Who Can Buy Class Y Shares? Class Y shares are sold at net asset value per share without a sales charge directly to institutional investors that have special agreements with the Distributor for this purpose.
They may include insurance companies, registered investment companies and employee benefit plans. Individual investors cannot buy Class Y shares directly.

      An institutional investor that buys Class Y shares for its customers' accounts may impose charges on those accounts. The procedures for buying, selling, exchanging and transferring the Fund's other classes of shares (other than the time those orders must be received by the Distributor or Transfer Agent at their Colorado office)
and the special account features available to investors buying those other classes of shares do not apply to Class Y shares. Instructions for buying, selling, exchanging or transferring Class Y shares must be submitted by the institutional investor, not by its customers for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

Service Plan for Class A Shares. Each Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold
      Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. With respect to Class A shares subject to a Class A contingent
      deferred sales charge purchased by grandfathered retirement accounts, the Distributor pays the 0.25% service fee to dealers in advance for the first year after the shares are sold by the dealer. During the first year the shares are sold, the
      Distributor retains the service fee. After the shares have been held for a year, the Distributor pays the service fee to dealers on a quarterly basis.

Distribution and Service Plans for Class B, Class C and Class N Shares.
      Each Fund has adopted Distribution and Service Plans for Class B,
      Class C and Class N shares to pay the Distributor for its
      services and costs in distributing Class B, Class C and Class N shares and servicing accounts. Under the plans, each Fund pays the Distributor an annual asset-based sales charge of 0.75% on
      Class B and Class C shares and 0.25% on Class N shares. The
      Distributor also receives a service fee of 0.25% per year under the Class B, Class C and Class N plans.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.0% and increase Class N expenses by
      0.50% of the net assets per year of the respective class. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class
      C or Class N shares. The Distributor pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis. The Distributor retains the service fees for accounts for which it renders the required personal services.

      The Distributor currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers from its own
      resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class B shares is therefore 4.00%
      of the purchase price. The Distributor retains the Class B asset-based sales charge. See the Statement of Additional
      Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers from its own
      resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class C shares is therefore 1.0% of the purchase price. The Distributor pays the asset-based sales charge as an ongoing concession to the dealer on Class C shares that have been outstanding for a year or more. See the Statement of Additional Information for exceptions.

      The Distributor currently pays a sales concession of 0.75% of the purchase price of Class N shares to dealers from its own
      resources at the time of sale. Including the advance of the service fee, the total amount paid by the Distributor to the dealer at the time of sale of Class N shares is therefore 1.0% of the purchase price. The Distributor retains the asset-based sales charge on Class N shares. See the Statement of Additional
      Information for exceptions.

Special Investor Services

ACCOUNTLINK. You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial institution.
It must be an Automated Clearing House (ACH) member. AccountLink lets you:
    o transmit funds electronically to purchase shares by telephone
      (through a service representative or by PhoneLink) or
      automatically under Asset Builder Plans, or
    o have the Transfer Agent send redemption proceeds or transmit dividends and distributions directly to your bank account. Please call the Transfer Agent for more information.

      You may purchase shares by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1.800.225.5677. The purchase payment will be debited from your bank account.

      AccountLink privileges should be requested on your Application or your dealer's settlement instructions if you buy your shares through a dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions and proper documentation to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the
Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

PHONELINK. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal
Identification Number (PIN), by calling the PhoneLink number,
1.800.225.5677.
Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1.800.225.5677. You must have established
      AccountLink privileges to link your bank account with a Fund to pay for these purchases.
Exchanging Shares. With the OppenheimerFunds Exchange Privilege,
      described below, you can exchange shares automatically by phone from your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.
Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the applicable Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below for details.

CAN YOU SUBMIT TRANSACTION REQUESTS BY FAX? You may send requests for certain types of account transactions to the Transfer Agent by fax
(telecopier). Please call 1.800.225.5677 for information about which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.

OPPENHEIMERFUNDS INTERNET WEBSITE. You can obtain information about each Fund, as well as your account balance, on the OppenheimerFunds
Internet website, at WWW.OPPENHEIMERFUNDS.COM. Additionally,
                     ------------------------
shareholders listed in the account registration (and the dealer of record) may request certain account transactions through a special section of that website. To perform account transactions or obtain account information online, you must first obtain a user I.D. and password on that website. If you do not want to have Internet account transaction capability for your account, please call the Transfer Agent at 1.800.225.5677. At times, the website may be inaccessible or its transaction features may be unavailable.

AUTOMATIC WITHDRAWAL AND EXCHANGE PLANS. Each Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis. Please call the
Transfer Agent or consult the Statement of Additional Information for details.

REINVESTMENT PRIVILEGE. If you redeem some or all of your Class A or
Class B shares of a Fund, you have up to six months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other
Oppenheimer funds without paying a sales charge. This privilege applies only to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C, Class N or Class Y shares. You must be sure to ask the Distributor for this privilege when you send your payment.

RETIREMENT PLANS. You may buy shares of each Fund for your retirement plan account. If you participate in a plan sponsored by your employer, the plan trustee or administrator must buy the shares for your plan account. The Distributor also offers a number of different retirement plans that individuals and employers can use:
Individual Retirement Accounts (IRAs). These include regular IRAs, Roth
      IRAs, SIMPLE IRAs and rollover IRAs.
SEP-IRAs. These are Simplified Employee Pension Plan IRAs for small business owners or self-employed individuals.
403(b)(7) Custodial Plans. These are tax-deferred plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations.
401(k) Plans. These are special retirement plans for businesses.
Pension and Profit-Sharing Plans. These plans are designed for businesses and self-employed individuals.
      Please call the Distributor for OppenheimerFunds retirement plan documents, which include applications and important plan information.

How to Sell Shares

You can sell (redeem) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received in proper form (which means that it must comply with the procedures described below) and is accepted by the Transfer Agent. Each Fund lets you sell your shares by writing a letter, by wire, or by telephone. You can also set up
Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner or from a retirement plan account, please call the Transfer
Agent first, at 1.800.225.5677, for assistance.

Certain Requests Require a Signature Guarantee. To protect you and a
      Fund from fraud, the following redemption requests must be in writing and must include a signature guarantee (although there may be other situations that also require a signature guarantee):
   o  You wish to redeem more than $100,000 and receive a check
   o  The redemption check is not payable to all shareholders listed on the account statement
   o  The redemption check is not sent to the address of record on your account statement
   o  Shares are being transferred to a Fund account with a different owner or name
   o  Shares are being redeemed by someone (such as an Executor) other than the owners.

Where Can You Have Your Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including:
o     a U.S. bank, trust company, credit union or savings association,
o     a foreign bank that has a U.S. correspondent bank,
o     a U.S. registered dealer or broker in securities, municipal securities or government securities, or
o     a U.S. national securities exchange, a registered securities association or a clearing agency.
      If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Retirement Plan Accounts. There are special procedures to sell shares in an OppenheimerFunds retirement plan account. Call the Transfer
      Agent for a distribution request form. Special income tax
      withholding requirements apply to distributions from retirement plans. You must submit a withholding form with your redemption request to avoid delay in getting your money and if you do not want tax withheld. If your employer holds your retirement plan account for you in the name of the plan, you must ask the plan trustee or administrator to request the sale of the Fund shares in your plan account.

Sending Redemption Proceeds by Wire. While the Fund normally sends your money by check, you can arrange to have the proceeds of shares you sell sent by Federal Funds wire to a bank account you
      designate. It must be a commercial bank that is a member of the
      Federal Reserve wire system. The minimum redemption you can have sent by wire is $2,500. There is a $10 fee for each request. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.225.5677.

HOW DO you SELL SHARES BY MAIL? Write a letter of instruction that includes:
   o  Your name
   o  The Fund's name
   o  Your Fund account number (from your account statement)
   o  The dollar amount or number of shares to be redeemed
   o  Any special payment instructions
   o  Any share certificates for the shares you are selling
   o  The signatures of all registered owners exactly as the account is registered, and
   o  Any special documents requested by the Transfer Agent to assure proper authorization of the person asking to sell the shares.

Use the following address for            Send courier or express mail
requests by mail:                        requests to:
OppenheimerFunds Services                OppenheimerFunds Services
P.O. Box 5270                            10200 E. Girard Avenue, Building D
Denver, Colorado 80217                   Denver, Colorado 80231

HOW DO you SELL SHARES BY TELEPHONE? You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price calculated on a particular regular business day, your call must be received by the Transfer Agent by the close of the
Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan account or under a share certificate by telephone.
   o  To redeem shares through a service representative or
      automatically on PhoneLink, call 1.800.225.5677.
      Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that bank account.

Are There Limits on Amounts Redeemed by Telephone?
Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any seven-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

Telephone Redemptions Through AccountLink or by Wire. There are no
      dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the
      ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

      If you have requested Federal Funds wire privileges for your account, the wire of the redemption proceeds will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

CAN YOU SELL  SHARES  THROUGH  your  DEALER?  The  Distributor  has made arrangements  to  repurchase  Fund  shares  from  dealers and brokers on behalf of their  customers.  Brokers  or  dealers  may  charge  for that service.  If your shares are held in the name of your  dealer,  you must redeem them through your dealer.

HOW CONTINGENT DEFERRED SALES CHARGES AFFECT REDEMPTIONS. If you
purchase shares subject to a Class A, Class B, Class C or Class N contingent deferred sales charge and redeem any of those shares during the applicable holding period for the class of shares, the contingent deferred sales charge will be deducted from the redemption proceeds
(unless you are eligible for a waiver of that sales charge based on the categories listed in Appendix C to the Statement of Additional
Information and you advise the Transfer Agent of your eligibility for the waiver when you place your redemption request.)

      A contingent  deferred sales charge will be based on the lesser of the net asset value of the redeemed  shares at the time of redemption or the original net asset value. A contingent  deferred sales charge is not imposed on:
o     the amount of your  account  value  represented  by an increase in net asset value over the initial purchase price,
o     shares  purchased  by the  reinvestment  of  dividends  or capital gains distributions, or
o     shares  redeemed  in  the  special   circumstances   described  in
      Appendix C to the Statement of Additional Information.
      To determine whether a contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order:
   1. shares acquired by reinvestment of dividends and capital gains distributions,
   2. shares held for the holding period that applies to the class, and
   3. shares held the longest during the holding period.

      Contingent deferred sales charges are not charged when you exchange shares of a Fund for shares of other Oppenheimer funds.
However, if you exchange them within the applicable contingent deferred sales charge holding period, the holding period will carry over to the fund whose shares you acquire. Similarly, if you acquire shares of a
Fund by exchanging shares of another Oppenheimer fund that are still subject to a contingent deferred sales charge holding period, that holding period will carry over to the applicable Fund.

How to Exchange Shares

Shares of each Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. Shares of each Fund can be purchased by exchange of shares of other Oppenheimer funds on the same basis. To exchange shares, you must meet several conditions:
   o  Shares of the fund selected for exchange must be available for sale in your state of residence.
   o  The prospectuses of both funds must offer the exchange privilege.
   o  You must hold the shares you buy when you establish your account for at least seven days before you can exchange them. After the account is open seven days, you can exchange shares every regular business day.
   o  You must meet the minimum purchase requirements for the fund whose shares you purchase by exchange.
   o  Before exchanging into a fund, you must obtain and read its prospectus.
      Shares of a particular class of each Fund may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of a Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions. For tax purposes, exchanges of shares involve a sale of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. Please refer to "How to Exchange Shares" in the Statement of Additional
Information for more details.

      You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1.800.225.5677. That list can change from time to time.

HOW DO you SUBMIT EXCHANGE REQUESTS? Exchanges may be requested in writing or by telephone:

Written Exchange Requests. Submit an OppenheimerFunds Exchange Request
      form, signed by all owners of the account. Send it to the
      Transfer Agent at the address on the back cover. Exchanges of shares held under certificates cannot be processed unless the
      Transfer Agent receives the certificates with the request.
Telephone  Exchange  Requests.  Telephone  exchange requests may be made either by calling a service  representative  or by using PhoneLink for  automated  exchanges  by  calling  1.800.225.5677.  Telephone exchanges may be made only between  accounts  that are  registered with the same name(s) and address.  Shares held under certificates may not be exchanged by telephone.

ARE THERE LIMITATIONS ON EXCHANGES? There are certain exchange policies you should be aware of:
o     Shares are redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that conforms to the policies described above. It must be received by the close of the Exchange that day, which is normally 4:00 P.M.
      but may be earlier on some days.
o     The interests of a Fund's long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations--also known as "market timing." When large dollar amounts are involved, a Fund may have difficulty
      implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force a Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer's Fund shares. These factors may hurt a Fund's performance and its shareholders. When the Manager believes frequent trading would have a disruptive effect on a Fund's ability to manage its investments, the Manager and the Fund may reject purchase orders and exchanges into the Fund by any person, group or account that the Manager believes to be a market timer.
   o  Each Fund may amend, suspend or terminate the exchange privilege at any time. Each Fund will provide you notice whenever it is required to do so by applicable law, but it may impose changes at any time for emergency purposes.
   o  If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

More information about each Fund's policies and procedures for buying, selling and exchanging shares is contained in the Statement of
Additional Information.
A $12 annual fee is assessed on any account valued at less than $500.
      The fee is automatically deducted from accounts annually on or about the second to last business day of September. See the
      Statement of Additional Information, or visit the
      OppenheimerFunds website, to learn how you can avoid this fee and for circumstances when this fee will not be assessed.
The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in a Fund's best interest to do so.
Telephone transaction privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by a Fund at any time. The Fund will provide you notice whenever it is
      required to do so by applicable law. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless the Transfer Agent receives cancellation instructions from an owner of the account.
The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. The Transfer Agent and the Fund will not be liable for losses or expenses arising out of telephone instructions
      reasonably believed to be genuine.
Redemption or transfer requests will not be honored until the Transfer
      Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.
Dealers that perform account transactions for their clients by participating in NETWORKING through the National Securities
      Clearing Corporation are responsible for obtaining their clients'
      permission to perform those transactions, and are responsible to their clients who are shareholders of a Fund if the dealer performs any transaction erroneously or improperly.
The redemption price for shares will vary from day to day because the value of the securities in each Fund's portfolio fluctuates. The redemption price, which is the net asset value per share, will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.
Payment for redeemed shares ordinarily is made in cash. It is forwarded by check, or through AccountLink or by Federal Funds wire (as elected by the shareholder) within seven days after the Transfer
      Agent receives redemption instructions in proper form. However, under unusual circumstances determined by the Securities and
      Exchange Commission, payment may be delayed or suspended. For accounts registered in the name of a broker-dealer, payment will normally be forwarded within three business days after
      redemption.
The Transfer Agent may delay processing any type of redemption payment as described under "How to Sell Shares" for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by
      Federal Funds wire or certified check, or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.
Involuntary redemptions of small accounts may be made by each Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped. In some cases, involuntary redemptions may be made to repay the
      Distributor for losses from the cancellation of share purchase orders.
Shares may be "redeemed in kind" under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions).
      This means that the redemption proceeds will be paid with liquid securities from a Fund's portfolio.
"Backup withholding" of federal income tax may be applied against taxable dividends, distributions and redemption proceeds
      (including exchanges) if you fail to furnish a Fund your correct, certified Social Security or Employer Identification Number when you sign your application, or if you under-report your income to the Internal Revenue Service.
To avoid sending duplicate copies of materials to households, a Fund will mail only one copy of each prospectus, annual and
      semi-annual report and annual notice of a Fund's privacy policy to shareholders having the same last name and address on the
      Fund's records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense.

      If you want to receive multiple copies of these materials, you may call the Transfer Agent at 1.800.225.5677. You may also notify the Transfer Agent in writing. Individual copies of prospectuses, reports and privacy notices will be sent to you commencing within 30 days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

DIVIDENDS. Each Fund intends to declare dividends separately for each class of shares from net investment income annually and to pay dividends to shareholders in December on a date selected by the Board of Trustees. Dividends and distributions paid on Class A, and Class Y shares will generally be higher than dividends for Class B shares,
Class C shares and Class N shares, which normally have higher expenses than Class A shares and Class Y shares. Each Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or
distributions.

CAPITAL GAINS. Each Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December of each year.
Each Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. There can be no assurance that a Fund will pay any capital gains distributions in a particular year.

WHAT CHOICES DO YOU HAVE FOR RECEIVING DISTRIBUTIONS? When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:
Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and capital gains distributions in additional shares of the Fund.
Reinvest Dividends or Capital Gains. You can elect to reinvest some distributions (dividends, short-term capital gains or long-term capital gains distributions) in the Fund while receiving the other types of distributions by check or having them sent to your bank account through AccountLink.
Receive All Distributions in Cash. You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.
Reinvest Your Distributions in Another OppenheimerFunds Account. You
      can reinvest all distributions in the same class of shares of another OppenheimerFunds account you have established.

TAXES. For retirement plan participants using each Fund as an investment option under their plan, dividends and capital gain distributions from each Fund generally will not be subject to current federal personal income tax, but if they are reinvested in the Fund under the plan, those dividends and distributions will accumulate on a tax-deferred basis. In general, retirement plans and, in particular, distributions from retirement plans, are governed by complex federal and state tax rules. Plan participants should contact their Plan administrator, refer to their plan's Summary Plan Description, and/or speak to a professional tax adviser regarding the tax consequences of participating in the Plan and making withdrawals from their Plan account.

      If your shares are not held in a tax-deferred retirement account, you should be aware of the following tax implications of investing in each Fund. Distributions are subject to federal income tax and may be subject to state or local taxes. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income.
Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same.

      If more than 50% of a Fund's assets are invested in foreign securities at the end of any fiscal year, the Fund may elect under the
Internal Revenue Code to permit shareholders to take a credit or deduction on their federal income tax returns for foreign taxes paid by that Fund.

      Every year each Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year. Any long-term capital gains will be separately identified in the tax information a Fund sends you after the end of the calendar year.

Avoid "Buying a Dividend." If you buy shares on or just before the ex-dividend date, or just before a Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.
Remember, There May be Taxes on Transactions. Because each Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.
Returns of Capital Can Occur. In certain cases, distributions made by a
      Fund may be considered a non-taxable return of capital to
      shareholders. If that occurs, it will be identified in notices to shareholders.

      This  information is only a summary of certain  federal income tax information  about your  investment.  You should  consult  with your tax advisor about the effect of an  investment in a Fund on your  particular tax situation.

MASTER/FEEDER STRUCTURE

Unlike many other mutual funds which directly buy and manage their own portfolio securities, the OSM - Mercury Advisors S&P 500 Index Fund and
the OSM - Mercury Advisors Focus Growth Fund seek to achieve their investment objectives by investing all of their assets in another registered investment company with the same goals as the Fund. All investments are made by the respective Master Fund. Investors in each
Fund will acquire an indirect interest in the respective Master Fund.

      Other "feeder" funds may also invest in the Master Fund and all the feeder funds bear the Master Fund's expenses in proportion to their assets. This structure may enable the feeder funds to reduce costs through economies of scale. A larger investment portfolio may also reduce certain transaction costs to the extent that contributions to and redemptions from the Master Fund by feeder funds may offset each other and produce a lower net cash flow. Each feeder fund can set its own transaction minimums, fund specific expenses, and other conditions.

      Each Fund may withdraw from its respective Master Fund at any time for any reason and may invest all of its assets in another pooled investment vehicle or retain an investment adviser to manage the Fund's assets directly. The OSM - Mercury Advisors S&P 500 Index Fund and the
OSM - Mercury Advisors Focus Growth Fund may change the Master Fund in which it will invest if the Trustees believe such change would be in the best interests of Fund shareholders.

      Smaller feeder funds may be harmed by the actions of larger feeder funds. For example, a larger feeder fund could have more voting power than a Fund over the operations of the Master Fund. Whenever the
Master Fund holds a vote of its feeder funds, the feeder funds, including the OSM - Mercury Advisors S&P 500 Index Fund and the OSM -
Mercury Advisors Focus Growth Fund, will pass the vote through to its own shareholders.

Financial Highlights

The Financial Highlights Table is presented to help you understand each
Fund's financial performance since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by
Deloitte & Touche LLP, the Funds' independent auditors, whose report, along with each Fund's financial statements, is included in the
Statement of Additional Information, which is available on request.

FINANCIAL HIGHLIGHTS

                                                                   Class A                     Class B                   Class C
                                                                Year Ended                  Year Ended                Year Ended
                                                                  Nov. 30,                    Nov. 30,                  Nov. 30,
                                                         2002       2001 1           2002       2001 1          2002      2001 1
====================================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $ 3.95        $10.00         $3.92       $10.00         $3.92      $10.00
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                     (.04)         (.02)         (.06)        (.03)         (.04)       (.03)
 Net realized and unrealized loss                       (1.39)        (6.03)        (1.37)       (6.05)        (1.39)      (6.05)
                                                       -----------------------------------------------------------------------------
 Total from investment operations                       (1.43)        (6.05)        (1.43)       (6.08)        (1.43)      (6.08)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $ 2.52        $ 3.95         $2.49       $ 3.92         $2.49      $ 3.92
                                                       =============================================================================

====================================================================================================================================
 Total Return, at Net Asset Value 2                    (36.20)%      (60.50)%      (36.48)%     (60.80)%      (36.48)%    (60.80)%

====================================================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)              $1,591        $1,048          $788         $667          $658        $300
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $1,402        $  444          $864         $305          $454        $114
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                    (1.47)%       (1.45)%       (2.22)%      (2.21)%       (2.21)%     (2.23)%
 Expenses                                                2.76%         3.99%         3.56%        4.78%         3.53%       4.79%
 Expenses, net of voluntary reimbursement of
 expenses and/or waiver of transfer agent fees           1.74%         1.84%         2.53%        2.46%         2.47%       2.18%
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate 4                             275.69%       137.66%       275.69%      137.66%       275.69%     137.66%

1. For the period from February 16, 2001 (inception of offering) to November 30,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Portfolio turnover rate is representative of the portfolio turnover rate of the Master Focus Twenty Trust included elsewhere in this report.

See accompanying Notes to Financial Statements.

       10 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

                                                                                  CLASS N                     CLASS Y
                                                                               YEAR ENDED                  YEAR ENDED
                                                                                 NOV. 30,                    NOV. 30,
                                                                       2002        2001 1          2002        2001 2
========================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                                 $3.94         $8.28         $3.96        $10.00
------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                                   (.01)         (.04)         (.04)         (.05)
 Net realized and unrealized loss                                     (1.41)        (4.30)        (1.39)        (5.99)
                                                                      --------------------------------------------------
 Total from investment operations                                     (1.42)        (4.34)        (1.43)        (6.04)
------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                       $2.52         $3.94         $2.53        $ 3.96
                                                                      ==================================================

========================================================================================================================
 Total Return, at Net Asset Value 3                                  (36.04)%      (52.42)%      (36.11)%      (60.40)%

========================================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                               $72            $1            $1 4          $1 4
------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                      $52            $1            $1 4          $1
------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 5
 Net investment loss                                                  (1.70)%       (1.06)%       (0.40)%       (0.63)%
 Expenses                                                              3.18%         4.01%        88.54%       503.44%
 Expenses, net of voluntary reimbursement of
 expenses and/or waiver of transfer agent fees                         2.12%         3.07%         1.21%         2.83%
------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate 6                                           275.69%       137.66%       275.69%       137.66%

1. For the period from March 1, 2001 (inception of offering) to November 30,
2001.
2. For the period from February 16, 2001 (inception of offering) to November 30,
2001.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Less than $1,000.
5. Annualized for periods of less than one full year.
6. Portfolio turnover rate is representative of the portfolio turnover rate of the Master Focus Twenty Trust included elsewhere in this report.

See accompanying Notes to Financial Statements.

       11 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
 1. Significant Accounting Policies
 Oppenheimer Select Managers Mercury Advisors Focus Growth Fund (the Fund) is a
 separate series of Oppenheimer Select Managers, a non-diversified, open-end management investment company registered under the Investment Company Act of
 1940, as amended. The Fund invests substantially all of its assets in the
 Master Focus Twenty Trust (the Trust), a registered open-end investment company that has the same goals as the Fund. The financial statements of the Trust are included elsewhere in this report and should be read with the Fund's financial statements. The percentage of the Trust owned by the Fund at November 30, 2002 was 1.57%. As of December 31, 2002, the total return for the Master Focus
 Twenty Fund was (34.07)%. The Fund's investment objective is to seek long-term capital appreciation. The Fund's administrator is OppenheimerFunds, Inc. (the
 Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class
 A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans.
 Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. The Fund's investment in the Trust is valued based on the daily reported net asset value of the Trust. Valuation of securities held by the Trust is discussed in the notes to Master Focus Twenty Trust included elsewhere in this report.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the
 Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
    During the fiscal year ended November 30, 2002, the Fund did not utilize any capital loss carryforward.

 As of November 30, 2002, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

                              Expiring
                              -------------------------
                              2009           $  468,169
                              2010            1,297,925
                                             ----------
                              Total          $1,766,094
                                             ==========

 As of December 31, 2002, the Fund had approximately $59,538 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.
--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for

       12 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

 federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended November 30, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $50,693. Accumulated net investment loss was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
    No distributions were paid during the year ended November 30, 2002 and the period ended November 30, 2001.

 As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

                 Accumulated net realized loss        $(1,866,551)
                 Net unrealized appreciation              157,613
                                                      -----------
                 Total                                $(1,708,938)
                                                      ===========
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
================================================================================
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                              Year Ended November 30, 2002      Period Ended November 30, 2001 1
                                                  Shares            Amount              Shares            Amount
-----------------------------------------------------------------------------------------------------------------
 Class A

 Sold                                            545,912        $1,705,805             317,853        $1,545,075
 Redeemed                                       (180,980)         (528,008)            (53,515)         (243,250)
                                                -----------------------------------------------------------------
 Net increase                                    364,932        $1,177,797             264,338        $1,301,825
                                                =================================================================

-----------------------------------------------------------------------------------------------------------------
 Class B
 Sold                                            340,922        $1,107,732             185,529        $  898,904
 Redeemed                                       (194,498)         (566,668)            (15,413)          (57,649)
                                                -----------------------------------------------------------------
 Net increase                                    146,424        $  541,064             170,116        $  841,255
                                                =================================================================

-----------------------------------------------------------------------------------------------------------------
 Class C
 Sold                                            287,759        $  836,915              94,725        $  436,597
 Redeemed                                        (99,749)         (294,424)            (18,356)          (72,683)
                                                -----------------------------------------------------------------
 Net increase                                    188,010        $  542,491              76,369        $  363,914
                                                =================================================================

-----------------------------------------------------------------------------------------------------------------
 Class N
 Sold                                             33,236        $  109,548                 180        $    1,223
 Redeemed                                         (4,905)          (14,468)                 --                --
                                                -----------------------------------------------------------------
 Net increase                                     28,331        $   95,080                 180        $    1,223
                                                =================================================================

-----------------------------------------------------------------------------------------------------------------
 Class Y
 Sold                                                 --        $       --                  --        $       --
 Redeemed                                             --                --                  --                --
                                                -----------------------------------------------------------------
 Net increase (decrease)                              --        $       --                  --        $       --
                                                =================================================================

1. For the period from February 16, 2001 (inception of offering) to November 30,
2001, for Class A, B, C and Y shares and for the period from March 1, 2001
(inception of offering) to November 30, 2001, for Class N shares.

       13 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
 3. Increases and Decreases of Investments in the Trust
 Increases and decreases in the Fund's investment in the Trust for the year ended November 30, 2002, were $2,985,810 and $667,386, respectively.

================================================================================
 4. Fees and Other Transactions With Affiliates
 Administration Fees. Administration fees paid to the Manager were in accordance with the administration agreement with the Fund which provides for a fee of
 0.50% of the average annual net assets of the Fund. During the year ended
 November 30, 2002, the Fund paid $13,841 to the Manager for administrative services.
--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund. The
 Fund pays OFS a $19.75 per account fee.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.
 The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% for all classes. Effective November 1, 2002,
 Class Y shares were changed from 0.25% to 0.35%. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's
 Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the
 Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                          Aggregate          Class A       Concessions       Concessions      Concessions       Concessions
                          Front-End        Front-End        on Class A        on Class B       on Class C        on Class N
                      Sales Charges    Sales Charges            Shares            Shares           Shares            Shares
                         on Class A      Retained by       Advanced by       Advanced by      Advanced by       Advanced by
 Year Ended                  Shares      Distributor     Distributor 1     Distributor 1    Distributor 1     Distributor 1
----------------------------------------------------------------------------------------------------------------------------

 November 30, 2002           $7,624           $4,188               $93            $9,049           $5,678            $1,055

1. The Distributor advances concession payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                             Class A                   Class B                   Class C                    Class N
                                 Contingent Deferred       Contingent Deferred       Contingent Deferred        Contingent Deferred
                                       Sales Charges             Sales Charges             Sales Charges              Sales Charges
                                         Retained by               Retained by               Retained by                Retained by
 Year Ended                              Distributor               Distributor               Distributor                Distributor
------------------------------------------------------------------------------------------------------------------------------------

 November 30, 2002                              $--                   $2,930                      $118                         $3

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class
 A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
 Class A shares of the Fund. For the year ended November 30, 2002, payments under the Class A Plan totaled $3,383, all of which were paid by the
 Distributor to recipients, and included $282 paid to an affiliate of the
 Manager. Any unreimbursed expenses the Distributor incurs with respect to Class
 A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The
 Fund has adopted Distribution and Service Plans for Class B, Class C and Class
 N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the
 Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

       14 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

 Distribution fees paid to the Distributor for the year ended November 30, 2002, were as follows:

                                                                                                           Distributor's Aggregate
                                                                                 Distributor's Aggregate              Unreimbursed
                                      Total Payments           Amount Retained     Unreimbursed Expenses          Expenses as % of
                                          Under Plan            by Distributor                Under Plan       Net Assets of Class
------------------------------------------------------------------------------------------------------------------------------------

 Class B Plan                                 $8,635                    $6,884                   $60,326                      7.65%
 Class C Plan                                  4,529                     3,156                    81,033                     12.31
 Class N Plan                                    257                       230                    48,561                     67.66

================================================================================
 5. Borrowing and Lending Arrangements
 Bank Borrowings. Until November 12, 2002, the Fund had the ability to borrow from a bank for temporary or emergency purposes provided asset coverage for borrowings exceeded 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit with a bank. Under that unsecured line of credit, interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Under that credit facility, the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
--------------------------------------------------------------------------------
 Interfund Borrowing and Lending Arrangements. Effective November 12, 2002, the
 following interfund borrowing and lending arrangements went into effect.
 Consistent with its fundamental policies and pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC"), the Fund may engage in borrowing and lending activities with other funds in the OppenheimerFunds complex. Borrowing money from affiliated funds may afford the Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements. Lending money to an affiliated fund may allow the Fund to obtain a higher rate of return than it could from interest rates on alternative short-term investments. Implementation of interfund lending will be accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order. There is a risk that a borrowing fund could have a loan called on one day's notice. In that circumstance, the Fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another Oppenheimer fund. When the Fund lends assets to another affiliated fund, the Fund is subject to the risk that the borrowing fund fails to repay the loan.
    The Fund had no borrowings and/or lending arrangements outstanding during the year ended or at November 30, 2002.

INFORMATION AND SERVICES

For More Information on The Select Managers Funds
The following additional information about each Fund is available without charge upon request:

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about each Fund's investment policies, risks, and operations. It is incorporated by reference into this Prospectus (which means it is legally part of this Prospectus).

ANNUAL AND SEMI-ANNUAL REPORTS. Additional information about each
Fund's investments and performance is available in each Fund's Annual and Semi-Annual Reports to shareholders. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year.

How to Get More Information
You can request the Statement of Additional Information, the Annual and Semi-Annual Reports, the notice explaining the Funds' privacy policy and other information about each Fund or your account:

By Telephone:           Call OppenheimerFunds Services toll-free:
                        1.800.CALL OPP (225.5677)

By Mail:                Write to:
                        OppenheimerFunds Services
                        P.O. Box 5270
                        Denver, Colorado 80217-5270

On the Internet:        You can send us a request by e-mail or
                        read or download documents on the
                        OppenheimerFunds website:
                        WWW.OPPENHEIMERFUNDS.COM

Information about each Fund including the Statement of Additional
Information can be reviewed and copied at the SEC's Public
Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at
1.202.942.8090. Reports and other information about each Fund are available on the EDGAR database on the SEC's Internet website at
www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address:
publicinfo@sec.gov or by writing to the SEC's Public Reference
Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the
Funds or to make any representations about the Funds other than what is contained in this Prospectus. This Prospectus is not an offer to sell shares of the Funds, nor a solicitation of an offer to buy shares of the Funds, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Trust's SEC File No.: 811-10153 The Funds' shares are
distributed by:
PR0000.001.0303                     (logo) OppenheimerFunds(R)
Distributor, Inc.
Printed on recycled paper.

STATEMENT OF ASSETS AND LIABILITIES  Unaudited

 May 31, 2003

-----------------------------------------------------------------------------------------------------------------------

 Assets

 Investment in Master Focus Twenty Trust                                                                    $ 3,804,585
-----------------------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                                                               3,949
 Other                                                                                                            4,608
                                                                                                             -----------
 Total assets                                                                                                 3,813,142

-----------------------------------------------------------------------------------------------------------------------
 Liabilities

 Payables and other liabilities:
 Legal, auditing and other professional fees                                                                      8,664
 Distribution and service plan fees                                                                               1,474
 Shares of beneficial interest redeemed                                                                           1,235
 Transfer and shareholder servicing agent fees                                                                    1,019
 Registration and filing fees                                                                                       413
 Trustees' compensation                                                                                              20
 Other                                                                                                              701
                                                                                                             -----------
 Total liabilities                                                                                               13,526

-----------------------------------------------------------------------------------------------------------------------
 Net Assets                                                                                                  $3,799,616
                                                                                                             ===========

-----------------------------------------------------------------------------------------------------------------------
 Composition of Net Assets

 Paid-in capital                                                                                            $ 5,210,847
-----------------------------------------------------------------------------------------------------------------------
 Accumulated net investment loss                                                                                (23,035)
-----------------------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                                                    (1,401,225)
-----------------------------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                                                                      13,029
                                                                                                             -----------
 Net Assets                                                                                                  $3,799,616
                                                                                                             ===========

-----------------------------------------------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of $1,964,849
 and 721,732 shares of beneficial interest outstanding)                                                            $2.72
 Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)                   $2.89
-----------------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering
 price per share (based on net assets of $1,016,183 and 379,905 shares of beneficial interest outstanding)         $2.67
-----------------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering
 price per share (based on net assets of $727,745 and 272,100 shares of beneficial interest outstanding)           $2.67
-----------------------------------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering
 price per share (based on net assets of $90,565 and 33,391 shares of beneficial interest outstanding)             $2.71
-----------------------------------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net assets of $274
 and 100 shares of beneficial interest outstanding)                                                                $2.74

 See accompanying Notes to Financial Statements.

5 OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

STATEMENT OF OPERATIONS  Unaudited

 For the Six Months Ended May 31, 2003

----------------------------------------------------------------------------------------------

 Net Investment Loss Allocated from Master Focus Twenty Trust

----------------------------------------------------------------------------------------------
 Investment Income                                                                    $10,780

----------------------------------------------------------------------------------------------
 Expenses                                                                              11,831

----------------------------------------------------------------------------------------------
 Net Investment Loss Allocated from Master Focus Twenty Trust                          (1,051)

 Fund Income and Expenses
----------------------------------------------------------------------------------------------
 Investment Income

 Interest income from short-term obligations                                                2

----------------------------------------------------------------------------------------------
 Expenses

 Distribution and service plan fees:
 Class A                                                                                2,156
 Class B                                                                                3,968
 Class C                                                                                3,209
 Class N                                                                                  187
----------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                                4,126
 Class B                                                                                2,269
 Class C                                                                                1,840
 Class N                                                                                  379
 Class Y                                                                                   11
----------------------------------------------------------------------------------------------
 Administrative fees                                                                    8,086
----------------------------------------------------------------------------------------------
 Shareholder reports                                                                    6,953
----------------------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                            6,255
----------------------------------------------------------------------------------------------
 Trustees' compensation                                                                 2,436
----------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                               23
 ---------------------------------------------------------------------------------------------
 Other                                                                                  1,402
                                                                                    ----------
 Total expenses                                                                        43,300
 Less voluntary reimbursement of expenses                                             (17,969)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class A       (1,152)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class B       (1,079)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class C         (787)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class N         (316)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class Y          (11)
                                                                                    ----------
 Net expenses                                                                          21,986

----------------------------------------------------------------------------------------------
 Net Investment Loss                                                                  (23,035)

----------------------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)

 Net realized gain on investments                                                     465,326
----------------------------------------------------------------------------------------------
 Net change in unrealized depreciation on investments                                (144,584)
                                                                                    ----------
 Net realized and unrealized gain                                                     320,742

----------------------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations                                $297,707
                                                                                     =========

 See accompanying Notes to Financial Statements.

6 OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     Six Months           Year
                                                                                          Ended           Ended
                                                                                   May 31, 2003    November 30,
                                                                                    (Unaudited)            2002
----------------------------------------------------------------------------------------------------------------

 Operations

 Net investment loss                                                                 $  (23,035)    $   (50,693)
----------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                               465,326      (1,359,626)
----------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                                  (144,584)        146,859
                                                                                     ---------------------------
 Net increase (decrease) in net assets resulting from operations                        297,707      (1,263,460)

----------------------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase in net assets resulting from beneficial interest transactions:
 Class A                                                                                204,846       1,177,797
 Class B                                                                                151,224         541,064
 Class C                                                                                 24,811         542,491
 Class N                                                                                 11,455          95,080
 Class Y                                                                                     --              --

----------------------------------------------------------------------------------------------------------------
 Net Assets

 Total increase                                                                         690,043       1,092,972
----------------------------------------------------------------------------------------------------------------
 Beginning of period                                                                  3,109,573       2,016,601
                                                                                     ---------------------------
 End of period [including accumulated net investment loss of $23,035
 for the six months ended May 31, 2003]                                              $3,799,616      $3,109,573
                                                                                     ===========================

 See accompanying Notes to Financial Statements.

7 OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

FINANCIAL HIGHLIGHTS

                                                  Six Months                       Year
                                                       Ended                      Ended
                                                May 31, 2003                   Nov. 30,
Class A                                          (Unaudited)         2002        2001 1
-----------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                 $2.52        $ 3.95        $10.00
-----------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                   (.01)         (.04)         (.02)
 Net realized and unrealized gain (loss)                .21         (1.39)        (6.03)
                                                      -----------------------------------
 Total from investment operations                       .20         (1.43)        (6.05)
-----------------------------------------------------------------------------------------
 Net asset value, end of period                       $2.72         $2.52         $3.95
                                                      ===================================

-----------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                    7.94%       (36.20)%      (60.50)%

-----------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)            $1,965        $1,591        $1,048
-----------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $1,731        $1,402        $  444
-----------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                  (1.08)%       (1.47)%       (1.45)%
 Expenses, gross                                       3.01%         2.76%         3.99%
 Expenses, net                                         1.76% 4,5     1.74% 4,5     1.84% 4,5
-----------------------------------------------------------------------------------------
 Portfolio turnover rate 6                           137.75%       275.69%       137.66%

1. For the period from February 16, 2001 (inception of offering) to November 30,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Net of voluntary waiver of transfer agent fees.
5. Net of voluntary reimbursement of expenses.
6. Portfolio turnover rate is representative of the portfolio turnover rate of the Master Focus Twenty Trust included elsewhere in this report.

See accompanying Notes to Financial Statements.

8 OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

                                                  Six Months                       Year
                                                       Ended                      Ended
                                                May 31, 2003                   Nov. 30,
Class B                                          (Unaudited)         2002        2001 1
-----------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                $ 2.49         $3.92        $10.00
-----------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                   (.02)         (.06)         (.03)
 Net realized and unrealized gain (loss)                .20         (1.37)        (6.05)
                                                      -----------------------------------
 Total from investment operations                       .18         (1.43)        (6.08)
-----------------------------------------------------------------------------------------
 Net asset value, end of period                       $2.67         $2.49         $3.92
                                                      ===================================

-----------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                    7.23%       (36.48)%      (60.80)%

-----------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)            $1,016          $788          $667
-----------------------------------------------------------------------------------------
 Average net assets (in thousands)                   $  797          $864          $305
-----------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                  (1.84)%       (2.22)%       (2.21)%
 Expenses, gross                                       3.85%         3.56%         4.78%
 Expenses, net                                         2.49% 4,5     2.53% 4,5     2.46% 4,5
-----------------------------------------------------------------------------------------
 Portfolio turnover rate 6                           137.75%       275.69%       137.66%

1. For the period from February 16, 2001 (inception of offering) to November 30,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Net of voluntary waiver of transfer agent fees.
5. Net of voluntary reimbursement of expenses.
6. Portfolio turnover rate is representative of the portfolio turnover rate of the Master Focus Twenty Trust included elsewhere in this report.

See accompanying Notes to Financial Statements.

9 OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

FINANCIAL HIGHLIGHTS  Continued

                                                  Six Months                       Year
                                                       Ended                      Ended
                                                May 31, 2003                   Nov. 30,
Class C                                          (Unaudited)         2002        2001 1
-----------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                  $2.49         $3.92        $10.00
-----------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                    (.02)         (.04)         (.03)
 Net realized and unrealized gain (loss)                 .20         (1.39)        (6.05)
                                                       ----------------------------------
 Total from investment operations                        .18         (1.43)        (6.08)
-----------------------------------------------------------------------------------------
 Net asset value, end of period                        $2.67         $2.49         $3.92
                                                       ==================================

-----------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                     7.23%       (36.48)%      (60.80)%

-----------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)               $728          $658          $300
-----------------------------------------------------------------------------------------
 Average net assets (in thousands)                      $644          $454          $114
-----------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                   (1.84)%       (2.21)%       (2.23)%
 Expenses, gross                                        3.85%         3.53%         4.79%
 Expenses, net                                          2.45% 4,5     2.47% 4,5     2.18% 4,5
-----------------------------------------------------------------------------------------
 Portfolio turnover rate 6                            137.75%       275.69%       137.66%

1. For the period from February 16, 2001 (inception of offering) to November 30,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Net of voluntary waiver of transfer agent fees.
5. Net of voluntary reimbursement of expenses.
6. Portfolio turnover rate is representative of the portfolio turnover rate of the Master Focus Twenty Trust included elsewhere in this report.

See accompanying Notes to Financial Statements.

10 OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

                                                  Six Months                       Year
                                                       Ended                      Ended
                                                May 31, 2003                   Nov. 30,
Class N                                          (Unaudited)         2002        2001 1
-----------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                  $2.52         $3.94         $8.28
-----------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                    (.02)         (.01)         (.04)
 Net realized and unrealized gain (loss)                 .21         (1.41)        (4.30)
                                                       ----------------------------------
 Total from investment operations                        .19         (1.42)        (4.34)
-----------------------------------------------------------------------------------------
 Net asset value, end of period                        $2.71         $2.52         $3.94
                                                       ==================================

-----------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                     7.54%       (36.04)%      (52.42)%

-----------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                $91           $72            $1
-----------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $75           $52            $1
-----------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                   (1.34)%       (1.71)%       (1.06)%
 Expenses, gross                                        3.79%         3.18%         4.01%
 Expenses, net                                          2.00% 4,5     2.12% 4,5     3.07% 4,5
-----------------------------------------------------------------------------------------
 Portfolio turnover rate 6                            137.75%       275.69%       137.66%

1. For the period from March 1, 2001 (inception of offering) to November 30,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Net of voluntary waiver of transfer agent fees.
5. Net of voluntary reimbursement of expenses.
6. Portfolio turnover rate is representative of the portfolio turnover rate of the Master Focus Twenty Trust included elsewhere in this report.

See accompanying Notes to Financial Statements.

11 OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

FINANCIAL HIGHLIGHTS  Continued

                                                  Six Months                       Year
                                                       Ended                      Ended
                                                May 31, 2003                   Nov. 30,
Class Y                                          (Unaudited)         2002        2001 1
-----------------------------------------------------------------------------------------

 Per Share Operating Data

 Net asset value, beginning of period                 $2.53         $3.96        $10.00
-----------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                   (.01)         (.04)         (.05)
 Net realized and unrealized gain (loss)                .22         (1.39)        (5.99)
                                                      -----------------------------------
 Total from investment operations                       .21         (1.43)        (6.04)
-----------------------------------------------------------------------------------------
 Net asset value, end of period                       $2.74         $2.53         $3.96
                                                      ===================================

-----------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                    8.30%       (36.11)%      (60.40)%

-----------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                $1 3          $1 3          $1 3
-----------------------------------------------------------------------------------------
 Average net assets (in thousands)                       $1 3          $1 3          $1
-----------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment loss                                  (0.20)%       (0.40)%       (0.63)%
 Expenses, gross                                       4.49%        88.54%       503.44%
 Expenses, net                                         1.78% 5,6     1.21% 5,6     2.83% 5,6
-----------------------------------------------------------------------------------------
 Portfolio turnover rate 7                           137.75%       275.69%       137.66%

1. For the period from February 16, 2001 (inception of offering) to November 30,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Less than $1,000.
4. Annualized for periods of less than one full year.
5. Net of voluntary waiver of transfer agent fees.
6. Net of voluntary reimbursement of expenses.
7. Portfolio turnover rate is representative of the portfolio turnover rate of the Master Focus Twenty Trust included elsewhere in this report.

See accompanying Notes to Financial Statements.

12 OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited

--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Select Managers Mercury Advisors Focus Growth Fund (the Fund) is a
 separate series of Oppenheimer Select Managers, a non-diversified, open-end management investment company registered under the Investment Company Act of
 1940, as amended. The Fund invests substantially all of its assets in the
 Master Focus Twenty Trust (the Trust), a registered open-end investment company that has the same goals as the Fund. The financial statements of the Trust are included elsewhere in this report and should be read with the Fund's financial statements. The percentage of the Trust owned by the Fund at May 31, 2003 was
 2.05%. As of May 31, 2003, the total return for the Master Focus Twenty Fund was 8.29%. The Fund's investment objective is to seek long-term capital appreciation. The Fund's administrator is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class
 A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans.
 Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 Securities Valuation. The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in the notes to
 Master Focus Twenty Trust included elsewhere in this report.

--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the
 Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.
 Therefore, no federal income or excise tax provision is required.
    As of May 31, 2003, the Fund had available for federal income tax purposes an estimated unused capital loss carryforward of $1,360,305. This estimated capital loss carryforward represents carryforward as of the end of the last fiscal year, increased for losses deferred under tax accounting rules to the current fiscal year and increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended May 31, 2003, the Fund used $465,326 of carryforward to offset capital gains realized. During the year ended November 30, 2002, the Fund did not use carryforward to offset capital gains realized.

 As of November 30, 2002, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

                              Expiring
                              -------------------------
                              2009           $  468,169
                              2010            1,297,925
                                             ----------
                              Total          $1,766,094
                                             ==========

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during

13 OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
    No distributions were paid during the six months ended May 31, 2003 and the year ended November 30, 2002.

--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                             Six Months Ended May 31, 2003          Year Ended November 30, 2002
                                  Shares            Amount              Shares            Amount
-------------------------------------------------------------------------------------------------

 Class A
 Sold                            252,371         $ 605,334             545,912        $1,705,805
 Redeemed                       (161,309)         (400,488)           (180,980)         (528,008)
                                -----------------------------------------------------------------
 Net increase                     91,062         $ 204,846             364,932        $1,177,797
                                =================================================================

-------------------------------------------------------------------------------------------------
 Class B
 Sold                            126,449         $ 300,491             340,922        $1,107,732
 Redeemed                        (63,184)         (149,267)           (194,498)         (566,668)
                                -----------------------------------------------------------------
 Net increase                     63,265         $ 151,224             146,424        $  541,064
                                =================================================================

-------------------------------------------------------------------------------------------------
 Class C
 Sold                             53,152         $ 128,894             287,759        $  836,915
 Redeemed                        (45,531)         (104,083)            (99,749)         (294,424)
                                -----------------------------------------------------------------
 Net increase                      7,621         $  24,811             188,010        $  542,491
                                =================================================================

-------------------------------------------------------------------------------------------------
 Class N
 Sold                              6,943         $  16,391              33,236        $  109,548
 Redeemed                         (2,063)           (4,936)             (4,905)          (14,468)
                                -----------------------------------------------------------------
 Net increase                      4,880         $  11,455              28,331        $   95,080
                                =================================================================

-------------------------------------------------------------------------------------------------
 Class Y
 Sold                                 --         $      --                  --        $       --
 Redeemed                             --                --                  --                --
                                -----------------------------------------------------------------
 Net increase (decrease)              --         $      --                  --        $       --
                                =================================================================

--------------------------------------------------------------------------------
 3. Fees and Other Transactions with Affiliates
 Administration Fees. Administration fees paid to the Manager were in accordance with the administration agreement with the Fund which provides for a fee of
 0.50% of the average annual net assets of the Fund. During the six months ended
 May 31, 2003, the Fund paid $8,086 to the Manager for administrative services.

14 OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund. The
 Fund pays OFS a $19.75 per account fee.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.
 The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's
 Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the
 Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                                  Aggregate          Class A       Concessions       Concessions      Concessions       Concessions
                                  Front-End        Front-End        on Class A        on Class B       on Class C        on Class N
                              Sales Charges    Sales Charges            Shares            Shares           Shares            Shares
                                 on Class A      Retained by       Advanced by       Advanced by      Advanced by       Advanced by
 Six Months Ended                    Shares      Distributor     Distributor 1     Distributor 1    Distributor 1     Distributor 1
-----------------------------------------------------------------------------------------------------------------------------------

 May 31, 2003                        $4,380           $2,470              $103            $2,837             $586              $148

1. The Distributor advances concession payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                             Class A                   Class B                   Class C                    Class N
                                 Contingent Deferred       Contingent Deferred       Contingent Deferred        Contingent Deferred
                                       Sales Charges             Sales Charges             Sales Charges              Sales Charges
                                         Retained by               Retained by               Retained by                Retained by
 Six Months Ended                        Distributor               Distributor               Distributor                Distributor
-----------------------------------------------------------------------------------------------------------------------------------

 May 31, 2003                                    $--                      $48                       $60                        $12

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class
 A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
 Class A shares of the Fund. For the six months ended May 31, 2003, payments under the Class A Plan totaled $2,156, all of which were paid by the
 Distributor to recipients, and included $219 paid to an affiliate of the
 Manager. Any unreimbursed expenses the Distributor incurs with respect to Class
 A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The
 Fund has adopted Distribution and Service Plans for Class B, Class C and Class
 N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the
 Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the six months ended May 31,
 2003, were as follows:

                                                                                                 Distributor's Aggregate
                                                                       Distributor's Aggregate              Unreimbursed
                             Total Payments          Amount Retained     Unreimbursed Expenses          Expenses as % of
                                 Under Plan           by Distributor                Under Plan       Net Assets of Class
-------------------------------------------------------------------------------------------------------------------------

 Class B Plan                        $3,968                   $3,160                   $29,204                      2.87%
 Class C Plan                         3,209                    1,976                    48,693                      6.69
 Class N Plan                           187                      169                     7,521                      8.30

15 OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Unaudited / Continued

--------------------------------------------------------------------------------
 4. Borrowing and Lending Arrangements
 Interfund Borrowing and Lending Arrangements. Commencing November 12, 2002, the
 Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Trustees, based upon a recommendation by the investment manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.
    The Fund had no interfund borrowings or loans outstanding during the six months ended or at May 31, 2003.

--------------------------------------------------------------------------------
 5. Fund Reorganization
 In April, 2003, the Board of Trustees approved the reorganization of
 Oppenheimer Select Managers Mercury Advisors Focus Growth Fund with and into
 Oppenheimer Main Street Fund. Shareholders of Oppenheimer Select Managers
 Mercury Advisors Focus Growth Fund will be asked to approve a reorganization whereby shareholders would receive shares of Oppenheimer Main Street Fund. If shareholder approval is received, it is expected that the reorganization will occur during the fourth quarter of calendar 2003.

16 OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

Oppenheimer Select Managers
      Mercury Advisors S&P 500 Index Fund
      Mercury Advisors Focus Growth Fund
      QM Active Balanced Fund
      Jennison Growth Fund
      Salomon Brothers All Cap Fund
      Gartmore Millennium Growth Fund II

6803 South Tucson Way, Centennial, Colorado 80112
1.800.525.7048

Statement of Additional Information dated March 28, 2003

      This Statement of Additional Information is not a
Prospectus. This document contains additional information
about the Funds and supplements information in the
Prospectus dated March 28, 2003. It should be read together
with the Prospectus. You can obtain the Prospectus by
writing to the Funds' Transfer Agent, OppenheimerFunds
Services, at P.O. Box 5270, Denver, Colorado 80217, or by
calling the Transfer Agent at the toll-free number shown
above, or by downloading it from the OppenheimerFunds
Internet web site at www.oppenheimerfunds.com.

Contents
                                                                        Page
About the Funds
Additional  Information About the Funds' Investment Policies

About Your Account

Financial Information About the Funds

ABOUT  THE  FUNDS

Additional  Information About the Funds' Investment Policies
and Risks

      The investment objective, the principal investment
policies and the main risks of each Fund are described in
the Prospectus. This Statement of Additional Information
contains supplemental information about those policies and
risks and the types of securities that each Fund's
investment Adviser or subadviser can select for the Fund.
Additional information is also provided about the
strategies that the Fund may use to try to achieve its
objective.

The Funds' Investment Policies

Oppenheimer Select Managers - Mercury Advisors S&P 500
Index Fund

      The Fund seeks to achieve its investment objective by
investing all of its assets in the Master S&P 500 Index
Series of the Quantitative Master Series Trust (the "Master
Fund") which has the same investment objective as the Fund.
The Fund's investment experience and results will
correspond directly to the investment experience of the
Master Fund in which it invests. Thus, all investments are
made at the level of the Master Fund. For simplicity,
however, with respect to investment objective, policies and
restrictions, this Statement of Additional Information,
like the Prospectus, uses the term "Fund" to include the
Fund and the Master Fund in which the Fund invests. The
following is a description of the investment policies of
the Fund.

      The Fund's investment objective is not a fundamental
policy and may be changed by the Board of Trustees of the
Fund with 60 days notice to shareholders but, without
shareholder approval. The Trustees may also change the
target index of the Fund if they consider that a different
index would facilitate the management of the Fund in a
manner which better enables the Fund to seek to mirror the
total return of the market segment represented by the then
existing target index.

      The investment objective of the Fund is to match the
performance of the Standard & Poor's 500 Composite Stock
Price Index (the "S&P 500") as closely as possible before
the deduction of Fund expenses. There can be no assurance
that the investment objective of the Fund will be achieved.

      In seeking to mirror the total return of the S&P 500,
Fund Asset Management, L.P., doing business as Mercury
Advisors (the "Adviser") generally will allocate the Master
Fund's investments among common stocks in approximately the
same weightings as the S&P 500. In addition, the Adviser
may use options and futures contracts and other types of
financial instruments relating to all or a portion of the
S&P 500. At times the Fund may not invest in all of the
common stocks in the S&P 500, or in the same weightings as
in the S&P 500. At those times, the Fund chooses
investments so that the market capitalizations, industry
weighting and other fundamental characteristics of the
stocks and derivative instruments chosen are similar to the
S&P 500 as a whole. The Fund may also engage in securities
lending.

      The S&P 500 is composed of the common stocks of 500
large capitalization companies from various industrial
sectors, most of which are listed on the New York Stock
Exchange (the "NYSE"). A company's stock market
capitalization is the total market value of its outstanding
shares. The S&P 500 represents a significant portion of the
market value of all common stocks publicly traded in the
United States.

About Indexing and Management of the Fund

      About Indexing. The Fund is not managed according to
traditional methods of "active" investment management,
which involve the buying and selling of securities based
upon economic, financial, and market analyses and
investment judgment. Instead, the Fund, utilizing
essentially a "passive" or "indexing" investment approach,
seeks to replicate, before the Fund's expenses (which can
be expected to reduce the total return of a Fund), the
total return of its respective index.

      Indexing and Managing the Fund. The Fund will be
substantially invested in securities in the S&P 500, and
will invest at least 80% of its net assets (plus any
borrowings for investment purposes) at the time of
investment in equity securities or other financial
instruments which are contained in or correlated with
securities in the S&P 500.

      Because the Fund seeks to mirror the total return of
the S&P 500, generally the Adviser will not attempt to
judge the merits of any particular security as an
investment but will seek only to mirror the total return of
the securities in the S&P 500. However, the Adviser may
omit or remove a security which is included in the S&P 500
from the Fund's portfolio if, following objective criteria,
the Adviser judges the security to be insufficiently liquid
or believes the merit of the investment has been
substantially impaired by extraordinary events or financial
conditions.

      The Adviser may acquire certain financial instruments
based upon individual securities or based upon or
consisting of one or more baskets of securities (which
basket may be based upon the S&P 500). Certain of these
instruments may represent an indirect ownership interest in
such securities or baskets. Others may provide for the
payment to the Fund or by the Fund of amounts based upon
the performance (positive, negative or both) of a
particular security or basket. The Adviser will select such
instruments when it believes that the use of the instrument
will correlate substantially with the expected total return
of a target security or index. In connection with the use
of such instruments, the Adviser may enter into short sales
in an effort to adjust the weightings of particular
securities represented in the basket to more accurately
reflect such securities' weightings in the S&P 500.

      The Fund's ability to mirror the total return of the
S&P 500 may be affected by, among other things, transaction
costs, administration and other expenses incurred by the
Fund, taxes, changes in either the composition of the S&P
500 or the assets of the Fund, and the timing and amount of
Fund investors' contributions and withdrawals, if any. In
addition, the Fund's total return will be affected by
incremental operating costs (e.g., transfer agency,
accounting) that will be borne by the Fund. Under normal
circumstances, it is anticipated that the Fund's total
return over periods of one (1) year and longer will, on a
gross basis and before taking into account expenses
(incurred at either the Master Fund or the Fund level), be
within ten (10) basis points (a basis point is one
one-hundredth of one percent (0.01%)) of the total return
of the S&P 500. There can be no assurance that this level
of correlation will be achieved. In the event that this
correlation is not achieved over time, the Trustees of the
Fund will consider alternative strategies for the Fund.
Information regarding correlation of the Fund's performance
to that of the S&P 500 will be reflected in the Fund's
annual report.

Other Investment Policies, Practices and Risk Factors

      Cash Management. Generally, the Adviser will employ
futures and options on futures to provide liquidity
necessary to meet anticipated redemptions or for day-to-day
operating purposes. However, if considered appropriate in
the opinion of the Adviser, a portion of the Fund's assets
may be invested in certain types of instruments with
remaining maturities of  three hundred ninety seven (397)
days or less for liquidity purposes. Such instruments would
consist of: (i) obligations of the U.S. Government, its
agencies, instrumentalities, authorities or political
subdivisions ("U.S. Government Securities"); (ii) other
fixed-income securities rated Aa or higher by Moody's
Investors Service Inc. ("Moody's) or AA or higher by
Standard & Poor's Rating Service ("S&P") or, if unrated, of
comparable quality in the opinion of the Adviser; (iii)
commercial paper; (iv) bank obligations, including
negotiable certificates of deposit, time deposits and
bankers' acceptances; and (v) repurchase agreements. At the
time the Fund invests in commercial paper, bank obligations
or repurchase agreements, the issuer or the issuer's parent
must have outstanding debt rated Aa or higher by Moody's or
AA or higher by S&P or outstanding commercial paper, bank
obligations or other short-term obligations rated Prime-1
by Moody's or A-1 by S&P; or, if no such ratings are
available, the instrument must be of comparable quality in
the opinion of the Adviser.

      Short Sales. In connection with the use of certain
instruments based upon or consisting of one or more baskets
of securities, the Adviser may sell a security the Fund
does not own, or in an amount greater than the Fund owns
(i.e., make short sales). Such transactions will be used
only in an effort to adjust the weightings of particular
securities represented in the basket to reflect such
securities' weightings in the target index.

      Cash Flows; Expenses. The ability of the Fund to
satisfy its investment objective depends to some extent on
the Adviser's ability to manage cash flow (primarily from
purchases and redemptions and distributions from the Fund's
investments). The Adviser will make investment changes to
the Fund's portfolio to accommodate cash flow while
continuing to seek to replicate the total return of the S&P
500. Investors should also be aware that the investment
performance of the S&P 500 is a hypothetical number which
does not take into account brokerage commissions and other
transaction costs, custody and other costs of investing,
and any incremental operating costs (e.g., transfer agency,
accounting) that will be borne by the Fund. Finally, since
the Fund seeks to replicate the total return of the S&P
500, the Adviser generally will not attempt to judge the
merits of any particular security as an investment.

Additional Information Concerning the Index

      S&P 500. "Standard & Poor's", "S&P", "S&P 500",
"Standard & Poor's 500", and "500" are trademarks of The
McGraw-Hill Companies, Inc. and have been licensed for use
by the Fund. The OSM - Mercury Advisors S&P 500 Index Fund
and the Master Fund are not sponsored, endorsed, sold or
promoted by S&P, a division of The McGraw-Hill Companies,
Inc. S&P makes no representation regarding the advisability
of investing in the Fund. S&P makes no representation or
warranty, express or implied, to the owners of shares of
the Fund or any member of the public regarding the
advisability of investing in securities generally or in the
Fund particularly or the ability of the S&P 500 to track
general stock market performance. S&P's only relationship
to the Fund is the licensing of certain trademarks and
trade names of S&P and of the S&P 500 which is determined,
composed and calculated by S&P without regard to the Fund.
S&P has no obligation to take the needs of the Fund and the
Master Fund or the owners of shares of the Fund and the
Master Fund into consideration in determining, composing or
calculating the S&P 500. S&P is not responsible for and has
not participated in the determination of the prices and
amount of the Fund and the Master Fund or the timing of the
issuance of sale of shares of the Fund and the Master Fund
or in the determination or calculation of the equation by
which the Fund and the Master Fund is to be converted into
cash. S&P has no obligation or liability in connection with
the administration, marketing or trading of the Fund and
the Master Fund.

      S&P does not guarantee the accuracy and/or the
completeness of the S&P 500 Index or any data included
therein, and S&P shall have no liability for any errors,
omissions, or interruptions therein. S&P makes no warranty,
express or implied, as to results to be obtained by the
Fund, the Master Fund, owners of shares of the Fund and the
Master Fund, or any other person or entity from the use of
the S&P 500 or any data included therein. S&P makes no
express or implied warranties and expressly disclaims all
warranties of merchantability or fitness for a particular
purpose or use with respect to the S&P 500 or any data
included therein. Without limiting any of the foregoing, in
no event shall S&P have any liability for any special,
punitive, indirect, or consequential damages (including
lost profits), even if notified of the possibility of such
damages.

Portfolio Turnover

      Although the Fund will use a passive indexing
approach to investing, the Fund may engage in a substantial
number of portfolio transactions. The rate of portfolio
turnover will be a limiting factor when the Adviser
considers whether to purchase or sell securities for the
Fund only to the extent that the Adviser will consider the
impact of transaction costs on the Fund's tracking error.
Changes in the securities comprising the S&P 500, will tend
to increase the Fund's portfolio turnover rate, as the
Investment Adviser restructures the Fund's holdings to
reflect the changes in the S&P 500. The portfolio turnover
rate is, in summary, the percentage computed by dividing
the lesser of the Fund's purchases or sales of securities
by the average net asset value of the Fund. High portfolio
turnover involves correspondingly greater brokerage
commissions for the Fund investing in equity securities and
other transaction costs which are borne directly by the
Fund. A high portfolio turnover rate may also result in the
realization of taxable capital gains, including short-term
capital gains taxable at ordinary income rates.

Oppenheimer Select Managers - Mercury Advisors S&P 500
Index Fund
Oppenheimer Select Managers - Mercury Advisors Focus Growth
Fund
Oppenheimer Select Managers - QM Active Balanced Fund
Oppenheimer Select Managers - Jennison Growth Fund
Oppenheimer Select Managers - Salomon Brothers All Cap Fund
Oppenheimer Select Managers - Gartmore Millennium Growth
Fund II

Policies. The composition of each Fund's portfolio and the
techniques and strategies that the respective Subadviser
(Adviser in the case of the OSM - Mercury Advisors S&P 500
Index Fund and the OSM - Mercury Advisors Focus Growth
Fund) may use in selecting portfolio securities will vary
over time. The Funds are not required to use all of the
investment techniques and strategies described below at all
times in seeking their goals. The Funds may use some of the
special investment techniques and strategies at some times
or not at all.

      |X| Cyclical Opportunities. (All Funds except OSM -
Mercury Advisors S&P 500 Index Fund). The Fund's Adviser or
the Subadvisers might also seek to take advantage of
changes in the business cycle by investing in companies
that are sensitive to those changes if the Adviser or
Subadviser believes they have growth potential. For
example, when the economy is expanding, companies in the
consumer durables and technology sectors might benefit and
offer long-term growth opportunities. Other cyclical
industries include insurance, for example. Each Fund
focuses on seeking growth over the long term, but could
seek to take tactical advantage of short-term market
movements or events affecting particular issuers or
industries.

      |X| Investments in Equity Securities. (All Funds
except OSM - Mercury Advisors S&P 500 Index Fund). Each
Fund focuses its investments in equity securities, all but
the OSM - QM Active Balanced Fund focusing its investments
in the equity securities of growth companies. The equity
securities each Fund may invest in include common stocks,
preferred stocks, rights and warrants, and securities
convertible into common stock. The OSM - Mercury Advisors
Focus Growth Fund and the OSM - Jennison Growth Fund will
invest primarily in the common stocks of companies having a
market capitalization that excess $1 billion. The OSM - QM
Active Balanced Fund, the OSM - Salomon Brothers All Cap
Fund and the OSM - Gartmore Millennium Growth Fund II may
invest in the stocks of companies of every size - small,
medium and large capitalization. The Funds generally
measure a company's market capitalization at the time of
investment. However, a Fund is not required to sell
securities of an issuer it holds if the issuer's
capitalization exceeds the limits described above.

      Each Fund can also invest a portion of its assets in
securities of issuers having a market capitalization
different from the limits described above. At times, in the
Adviser's or Subadviser's view, the market may favor or
disfavor securities of issuers of a particular
capitalization range. Therefore, although the Fund may
normally invest its assets in equity securities of a
certain market capitalization, the Fund may change the
proportion of its equity investments in securities of
different capitalization ranges, based upon the Adviser's
or Subadviser's judgment of where the best market
opportunities are to seek the Fund's objective.

      Growth companies might be providing new products or
services that could enable them to capture a dominant or
important market position. They may have a special area of
expertise or the capability to take advantage of changes in
demographic factors in a more profitable way than larger,
more established companies.

      Growth companies tend to retain a large part of their
earnings for research, development or investment in capital
assets. Therefore, they do not tend to emphasize paying
dividends, and may not pay any dividends for some time.
They are selected for a Fund's portfolio because the
Adviser or Subadviser for the particular Fund believes the
price of the stock will increase over the long term.

            |_| Over-the-Counter Securities. (All Funds
except OSM - Mercury Advisors S&P 500 Index Fund). Growth
companies may offer greater opportunities for capital
appreciation than securities of large, more established
companies. However, securities of small-cap and mid-cap
companies also involve greater risks than securities of
larger companies. Securities of small and medium
capitalization issuers may trade on securities exchanges or
in the over-the-counter market. The over-the-counter
markets, both in the U.S. and abroad, may have less
liquidity than securities exchanges. That lack of liquidity
can affect the price a Fund is able to obtain when it wants
to sell a security, because if there are fewer buyers and
less demand for a particular security, the Fund might not
be able to sell it at an acceptable price or might have to
reduce the price in order to dispose of the security.

      In the U.S., the principal over-the-counter market is
the NASDAQ Stock Market, Inc., ("NASDAQ") which is
regulated by the National Association of Securities
Dealers, Inc. It consists of an electronic quotation system
for certain securities, and a security must have at least
two (2) market makers to be included in NASDAQ. Other
over-the-counter markets exist in the U.S., as well as
those abroad, wherever a dealer is willing to make a market
in a particular security.

            |_| Convertible Securities. (All Funds except
OSM - Mercury Advisors S&P 500 Index Fund). Convertible
securities are debt securities that are convertible into an
issuer's common stock. Convertible securities rank senior
to common stock in a corporation's capital structure and
therefore are subject to less risk than common stock in
case of the issuer's bankruptcy or liquidation. Synthetic
convertible securities may be either (i) a debt security or
preferred stock that may be convertible only under certain
contingent circumstances or that may pay the holder a cash
amount based on the value of shares of underlying common
stock partly or wholly in lieu of a conversion right (a
"Cash-Settled Convertible") or (ii) a combination of
separate securities chosen by the Adviser or Subadviser, as
the case may be, in order to create the economic
characteristics of a convertible security, i.e., a fixed
income security paired with a security with equity
conversion features, such as an option or warrant (a
"Manufactured Convertible").

            The value of a convertible security is a
function of its "investment value" and its "conversion
value."  If the investment value exceeds the conversion
value, the security will behave more like a debt security,
and the security's price will likely increase when interest
rates fall and decrease when interest rates rise. If the
conversion value exceeds the investment value, the security
will behave more like an equity security:  it will likely
sell at a premium over its conversion value, and its price
will tend to fluctuate directly with the price of the
underlying security.

            While convertible securities are a form of debt
security, in many cases their conversion feature (allowing
conversion into equity securities) causes them to be
regarded more as "equity equivalents."  As a result, the
rating assigned to the security has less impact on an
Adviser's or Subadviser's investment decision with respect
to convertible securities than in the case of
non-convertible fixed income securities. To determine
whether convertible securities should be regarded as
"equity equivalents," the Adviser or Subadvisers examine
the following factors:
(1)   whether, at the option of the investor, the
               convertible security can be exchanged for a
               fixed number of shares of common stock of
               the issuer,
(2)   whether the issuer of the convertible securities has
               restated its earnings per share of common
               stock on a fully diluted basis (considering
               the effect of conversion of the convertible
               securities), and
(3)   the extent to which the convertible security may be a
               defensive "equity substitute," providing the
               ability to participate in any appreciation
               in the price of the issuer's common stock.

            As indicated above, synthetic convertible
securities may include either Cash-Settled Convertibles or
Manufactured Convertibles. Cash-Settled Convertibles are
instruments that are created by the issuer and have the
economic characteristics of traditional convertible
securities but may not actually permit conversion into the
underlying equity securities in all circumstances. As an
example, a private company may issue a Cash-Settled
Convertible that is convertible into common stock only if
the company successfully completes a public offering of its
common stock prior to maturity and otherwise pays a cash
amount to reflect any equity appreciation. Manufactured
Convertibles are created by the Adviser or Subadviser, as
the case may be, by combining separate securities that
possess one of the two principal characteristics of a
convertible security, i.e., fixed income ("fixed income
component") or a right to acquire equity securities
("convertible component"). The fixed income component is
achieved by investing in non-convertible fixed income
securities, such as non-convertible bonds, preferred stocks
and money market instruments. The convertibility component
is achieved by investing in call options, warrants, LEAPS,
or other securities with equity conversion features
("equity features") granting the holder the right to
purchase a specified quantity of the underlying stocks
within a specified period of time at a specified price or,
in the case of a stock index option, the right to receive a
cash payment based on the value of the underlying stock
index.

            A Manufactured Convertible differs from
traditional convertible securities in several respects.
Unlike a traditional convertible security, which is a
single security having a unitary market value, a
Manufactured Convertible is comprised of two or more
separate securities, each with its own market value.
Therefore, the total "market value" of such a Manufactured
Convertible is the sum of the values of its fixed-income
component and its convertibility component.

            More flexibility is possible in the creation of
a Manufactured Convertible than in the purchase of a
traditional convertible security. Because many corporations
have not issued convertible securities, the Adviser or
Subadviser, as the case may be, may combine a fixed income
instrument and an equity feature with respect to the stock
of the issuer of the fixed income instrument to create a
synthetic convertible security otherwise unavailable in the
market. The Adviser or Subadviser, as the case may be, may
also combine a fixed income instrument of an issuer with an
equity feature with respect to the stock of a different
issuer when the Adviser or Subadviser, as the case may be,
believes such a Manufactured Convertible would better
promote the Fund's objective than alternative investments.
For example, the Adviser or Subadviser, as the case may be,
may combine an equity feature with respect to an issuer's
stock with a fixed income security of a different issuer in
the same industry to diversify the Fund's credit exposure,
or with a U.S. Treasury instrument to create a Manufactured
Convertible with a higher credit profile than a traditional
convertible security issued by that issuer. A Manufactured
Convertible also is a more flexible investment in that its
two components may be purchased separately and, upon
purchasing the separate securities, "combined" to create a
Manufactured Convertible. For example, the Fund may
purchase a warrant for eventual inclusion in a Manufactured
Convertible while postponing the purchase of a suitable
bond to pair with the warrant pending development of more
favorable market conditions.

            The value of a Manufactured Convertible may
respond differently to certain market fluctuations than
would a traditional convertible security with similar
characteristics. For example, in the event the Fund created
a Manufactured Convertible by combining a short-term U.S.
Treasury instrument and a call option on a stock, the
Manufactured Convertible would likely outperform a
traditional convertible of similar maturity and which is
convertible into that stock during periods when Treasury
instruments outperform corporate fixed income securities
and underperform during periods when corporate fixed-income
securities outperform Treasury instruments.

      |_| Preferred Stock (All Funds except OSM - Mercury
Advisors S&P 500 Index Fund). Preferred stock, unlike
common stock, has a stated dividend rate payable from the
corporation's earnings. Preferred stock dividends may be
cumulative or non-cumulative. "Cumulative" dividend
provisions require all or a portion of prior unpaid
dividends to be paid before dividends can be paid on the
issuer's common stock. Preferred stock may be
"participating" stock, which means that it may be entitled
to a dividend exceeding the stated dividend in certain
cases.

      If interest rates rise, the fixed dividend on
preferred stocks may be less attractive, causing the price
of preferred stocks to decline. Preferred stock may have
mandatory sinking fund provisions, as well as provisions
allowing calls or redemptions prior to maturity, which can
also have a negative impact on prices when interest rates
decline. Preferred stock generally has a preference over
common stock on the distribution of a corporation's assets
in the event of liquidation of the corporation. The rights
of preferred stock on distribution of a corporation's
assets in the event of a liquidation are generally
subordinate to the rights associated with a corporation's
debt securities.

      |_| Credit Risk. (All Funds except OSM - Mercury
Advisors S&P 500 Index Fund). Convertible securities and
debt securities are subject to credit risk. Credit risk
relates to the ability of the issuer of a debt security to
make interest or principal payments on the security as they
become due. If the issuer fails to pay interest, a Fund's
income may be reduced and if the issuer fails to repay
principal, the value of that bond and of the Fund's shares
may be reduced. The Adviser or Subadvisers may rely to some
extent on credit ratings by nationally recognized ratings
agencies in evaluating the credit risk of securities
selected for a Fund's portfolio. It may also use its own
research and analysis. Many factors affect an issuer's
ability to make timely payments, and the credit risks of a
particular security may change over time. The OSM - QM
Active Balanced Fund and the OSM - Salomon Brothers All Cap
Fund may invest in higher-yielding lower-grade debt
securities (that is, securities below investment grade),
which have special risks. Those are securities rated below
the four highest rating categories of S&P or Moody's or
equivalent ratings of other rating agencies or ratings
assigned to a security by the Adviser or Subadvisers. The
QM Active Balanced Fund can invest up to 20% of its total
assets in lower-grade debt securities and the OSM - Salomon
Brothers All Cap Fund can invest up to 20% of its assets in
non-convertible debt securities rated below investment
grade or, if unrated, of equivalent quality as determined
by the Subadviser.

      |_| Special Risks of Lower-Grade Securities.
"Lower-grade" debt securities are those rated below
"investment grade" which means they have a rating lower
than "Baa" by Moody's or lower than "BBB" by S&P or similar
ratings by other rating organizations. If they are unrated,
and are determined by the Adviser or Subadviser to be of
comparable quality to debt securities rated below
investment grade, they are included in the limitation on
the percentage of the Fund's assets that can be invested in
lower-grade securities.

    Among the special credit risks of lower-grade
securities is the greater risk that the issuer may default
on its obligation to pay interest or to repay principal
than in the case of investment grade securities. The
issuer's low creditworthiness may increase the potential
for insolvency. An overall decline in values in the high
yield bond market is also more likely during a period of
general economic downturn. An economic downturn or an
increase in interest rates could severely disrupt the
market for high yield bonds, adversely affecting the values
of outstanding bonds as well as the ability of issuers to
pay interest or repay principal. In the case of foreign
high yield bonds, these risks are in addition to the
special risk of foreign investing discussed in the
Prospectus and in this Statement of Additional Information.
To the extent they can be converted into stock, convertible
securities may be less subject to some of these risks than
non-convertible high yield bonds, since stock may be more
liquid and less affected by some of these risk factors.

    While securities rated "Baa" by Moody's or "BBB" by S&P
are investment grade and are not regarded as junk bonds,
those securities may be subject to special risks, and have
some speculative characteristics.

      |_| Interest Rate Risks. In addition to credit risks,
convertible debt securities in particular and debt
securities in general are subject to changes in value when
prevailing interest rates change. When interest rates fall,
the values of outstanding debt securities generally rise,
and the bonds may sell for more than their face amount.
When interest rates rise, the values of outstanding debt
securities generally decline, and the bonds may sell at a
discount from their face amount. The magnitude of these
price changes is generally greater for bonds with longer
maturities. Therefore, when the average maturity of a
Fund's debt securities is longer, its share price may
fluctuate more when interest rates change.

      |_| Rights and Warrants. (All Funds except OSM -
Mercury Advisors S&P 500 Index Fund). Each Fund can invest
in warrants or rights. Warrants basically are options to
purchase equity securities at specific prices valid for a
specific period of time. Their prices do not necessarily
move parallel to the prices of the underlying securities.
Rights are similar to warrants, but normally have a short
duration and are distributed directly by the issuer to its
shareholders. Rights and warrants have no voting rights,
receive no dividends and have no rights with respect to the
assets of the issuer.

      |_| Investments in Debt Securities. (All Funds except
OSM - Mercury Advisors S&P 500 Index Fund). The Funds may
invest in a variety of domestic and foreign debt
securities, including corporate bonds, debentures and other
debt securities, and foreign and U.S. government securities
including mortgage-related securities. The OSM - QM Active
Balanced Fund will invest in debt securities to seek
investment income as part of its investment objectives.
Each Fund might invest in them also to seek capital growth
or for liquidity or defensive purposes. Although the OSM -
QM Active Balanced Fund will invest at least 25% of its
total assets in investment grade debt securities, the Fund
currently emphasizes investments in equity securities.
Foreign debt securities are subject to the risks of foreign
investing described below. In general, domestic and foreign
debt securities are also subject to credit risk and
interest rate risk.

      ? Mortgage-Related Securities (OSM - QM Active
Balanced Fund, OSM - Salomon Brothers All Cap Fund and OSM
- Jennison Growth Fund only). Mortgage-related securities
are a form of derivative investment collateralized by pools
of commercial or residential mortgages. Pools of mortgage
loans are assembled as securities for sale to investors by
government agencies or entities or by private issuers.
These securities include collateralized mortgage
obligations ("CMOs"), mortgage pass-through securities,
stripped mortgage pass-through securities, interests in
real estate mortgage investment conduits ("REMICs") and
other real estate-related securities.

      Mortgage-related securities that are issued or
guaranteed by agencies or instrumentalities of the U.S.
government have relatively little credit risk (depending on
the nature of the issuer) but are subject to interest rate
risks and prepayment risks, as described in the Prospectus.

      As with other debt securities, the prices of
mortgage-related securities tend to move inversely to
changes in interest rates. The OSM - QM Active Balanced
Fund, OSM - Salomon Brothers All Cap Fund and the OSM -
Jennison Growth Fund can buy mortgage-related securities
that have interest rates that move inversely to changes in
general interest rates, based on a multiple of a specific
index. Although the value of a mortgage-related security
may decline when interest rates rise, the converse is not
always the case.

      In periods of declining interest rates, mortgages are
more likely to be prepaid. Therefore, a mortgage-related
security's maturity can be shortened by unscheduled
prepayments on the underlying mortgages. Therefore, it is
not possible to predict accurately the security's yield.
The principal that is returned earlier than expected may
have to be reinvested in other investments having a lower
yield than the prepaid security. Therefore, these
securities may be less effective as a means of "locking in"
attractive long-term interest rates, and they may have less
potential for appreciation during periods of declining
interest rates, than conventional bonds with comparable
stated maturities.

      Prepayment risks can lead to substantial fluctuations
in the value of a mortgage-related security. In turn, this
can affect the value of the Funds' shares. If a
mortgage-related security has been purchased at a premium,
all or part of the premium the Funds paid may be lost if
there is a decline in the market value of the security,
whether that results from interest rate changes or
prepayments on the underlying mortgages. In the case of
stripped mortgage-related securities, if they experience
greater rates of prepayment than were anticipated, the Fund
may fail to recoup its initial investment on the security.

      If interest rates rise rapidly, prepayments may occur
at a slower rate than expected and the expected maturity of
long-term or medium-term securities could lengthen as a
result. That would cause their value and the prices of the
Fund's shares to fluctuate more widely in response to
changes in interest rates.

      As with other debt securities, the values of
mortgage-related securities may be affected by changes in
the market's perception of the creditworthiness of the
entity issuing the securities or guaranteeing them. Their
values may also be affected by changes in government
regulations and tax policies.

      |_| Collateralized Mortgage Obligations. CMOs are
multi-class bonds that are backed by pools of mortgage
loans or mortgage pass-through certificates. They may be
collateralized by:
(1)   pass-through certificates issued or guaranteed by
         Ginnie Mae, Fannie Mae, or Freddie Mac,
(2)   unsecuritized mortgage loans insured by the Federal
         Housing Administration or guaranteed by the
         Department of Veterans' Affairs,
(3)   unsecuritized conventional mortgages,
(4)   other mortgage-related securities, or
(5)   any combination of these.

      Each class of CMO, referred to as a "tranche," is
issued at a specific coupon rate and has a stated maturity
or final distribution date. Principal prepayments on the
underlying mortgages may cause the CMO to be retired much
earlier than the stated maturity or final distribution
date. The principal and interest on the underlying
mortgages may be allocated among the several classes of a
series of a CMO in different ways. One or more tranches may
have coupon rates that reset periodically at a specified
increase over an index. These are floating rate CMOs, and
typically have a cap on the coupon rate. Inverse floating
rate CMOs have a coupon rate that moves in the reverse
direction to an applicable index. The coupon rate on these
CMOs will increase as general interest rates decrease.
These are usually much more volatile than fixed rate CMOs
or floating rate CMOs.

      |_| U.S. Government Securities (All Funds except OSM
- Mercury Advisors S&P 500 Index Fund). These are
securities issued or guaranteed by the U.S. Treasury or
other U.S. government agencies or federally-chartered
corporate entities referred to as "instrumentalities."  The
obligations of U.S. government agencies or
instrumentalities in which the Funds may invest may or may
not be guaranteed or supported by the "full faith and
credit" of the United States. "Full faith and credit" means
generally that the taxing power of the U.S. government is
pledged to the payment of interest and repayment of
principal on a security. If a security is not backed by the
full faith and credit of the United States, the owner of
the security must look principally to the agency issuing
the obligation for repayment. The owner might be able to
assert a claim against the United States if the issuing
agency or instrumentality does not meet its commitment. The
Funds will invest in securities of U.S. government agencies
and instrumentalities only if the Adviser or Subadviser is
satisfied that the credit risk with respect to such
instrumentality is acceptable.

            |_| U.S. Treasury Obligations. These include
Treasury bills (which have maturities of one year or less
when issued), Treasury notes (which have maturities of from
one to ten (10) years when issued), and Treasury bonds
(maturities of more than ten (10) years when issued).
Treasury securities are backed by the full faith and credit
of the United States as to timely payments of interest and
repayments of principal. They also can include U.S.
Treasury securities that have been "stripped" by a Federal
Reserve Bank, and zero-coupon U.S. Treasury securities.

            |_| Obligations Issued or Guaranteed by U.S.
Government Agencies or Instrumentalities. These include
direct obligations and mortgage-related securities that
have different levels of credit support from the
government. Some are supported by the full faith and credit
of the U.S. government, such as Government National
Mortgage Association pass-through mortgage certificates
(called "Ginnie Maes"). Some are supported by the right of
the issuer to borrow from the U.S. Treasury under certain
circumstances, such as Federal National Mortgage
Association bonds ("Fannie Maes"). Others are supported
only by the credit of the entity that issued them, such as
Federal Home Loan Mortgage Corporation obligations
("Freddie Macs").

            |_| U.S. Government Mortgage-Related Securities
(All Funds except OSM - Mercury Advisors S&P 500 Index
Fund). The Funds can invest in a variety of
mortgage-related securities that are issued by U.S.
government agencies or instrumentalities, some of which are
described below. Mortgage-backed securities are
"pass-through" securities, meaning that principal and
interest payments made by the borrower on the underlying
mortgages are passed through to the Fund. The value of
mortgage-backed securities, like that of traditional
fixed-income securities, typically increases when interest
rates fall and decreases when interest rates rise. However,
mortgage-backed securities differ from traditional
fixed-income securities because of their potential for
prepayment without penalty. The price paid by a Fund for
its mortgage-backed securities, the yield the Fund expects
to receive from such securities and the average life of the
securities are based on a number of factors, including the
anticipated rate of prepayment of the underlying mortgages.
In a period of declining interest rates, borrowers may
prepay the underlying mortgages more quickly than
anticipated, thereby reducing the yield to maturity and the
average life of the mortgage-backed securities. Moreover,
when a Fund reinvests the proceeds of a prepayment in these
circumstances, it will likely receive a rate of interest
that is lower than the rate on the security that was
prepaid. To the extent that a Fund purchases
mortgage-backed securities at a premium, mortgage
foreclosures and principal prepayments may result in a loss
to the extent of the premium paid. If a Fund buys such
securities at a discount, both scheduled payments of
principal and unscheduled prepayments will increase current
and total returns and will accelerate the recognition of
income which, when distributed to shareholders, will be
taxable as ordinary income. In a period of rising interest
rates, prepayments of the underlying mortgages may occur at
a slower than expected rate, resulting in maturity
extensions. This particular risk may effectively change a
security that was considered short or intermediate-term at
the time of purchase into a long-term security. Since
long-term securities generally fluctuate more widely in
response to changes in interest rates than shorter-term
securities, maturity extension risk could increase the
inherent volatility of a Fund.

      |_| Zero-Coupon U.S. Government Securities (All Funds
except OSM - Mercury Advisors S&P 500 Index Fund and OSM -
Gartmore Millennium Growth Fund II). The Funds may buy
zero-coupon U.S. government securities. These will
typically be U.S. Treasury Notes and Bonds that have been
stripped of their unmatured interest coupons, the coupons
themselves, or certificates representing interests in those
stripped debt obligations and coupons.

      Zero-coupon securities do not make periodic interest
payments and are sold at a deep discount from their face
value at maturity. The buyer recognizes a rate of return
determined by the gradual appreciation of the security,
which is redeemed at face value on a specified maturity
date. This discount depends on the time remaining until
maturity, as well as prevailing interest rates, the
liquidity of the security and the credit quality of the
issuer. The discount typically decreases as the maturity
date approaches.

      Because zero-coupon securities pay no interest and
compound semi-annually at the rate fixed at the time of
their issuance, their value is generally more volatile than
the value of other debt securities that pay interest. Their
value may fall more dramatically than the value of
interest-bearing securities when interest rates rise. When
prevailing interest rates fall, zero-coupon securities tend
to rise more rapidly in value because they have a fixed
rate of return.

      A Fund's investment in zero-coupon securities may
cause the Fund to recognize income and make distributions
to shareholders before it receives any cash payments on the
zero-coupon investment. To generate cash to satisfy those
distribution requirements, a Fund may have to sell
portfolio securities that it otherwise might have continued
to hold or to use cash flows from other sources such as the
sale of the Fund's shares.

      |X| Money Market Instruments (All Funds except OSM -
Mercury Advisors S&P 500 Index Fund). The following is a
brief description of the types of money market securities
the Funds (other than the OSM - Mercury Advisors S&P 500
Index Fund) can invest in. Those money market securities
are high-quality, short-term debt instruments that are
issued by the U.S. government, corporations, banks or other
entities. They may have fixed, variable or floating
interest rates.

      |_| U.S. Government Securities. These include
obligations issued or guaranteed by the U.S. government or
any of its agencies or instrumentalities.

            |_| Bank Obligations. These include time
deposits, certificates of deposit and bankers' acceptances.
Time deposits, other than overnight deposits, may be
subject to withdrawal penalties and, if so, they are deemed
"illiquid" investments.

      The Funds can purchase bank obligations that are
fully insured by the Federal Deposit Insurance Corporation
("FDIC"). The FDIC insures the deposits of member banks up
to $100,000 per account. Insured bank obligations may have
a limited market and a particular investment of this type
may be deemed "illiquid" unless the Adviser or Subadviser,
as the case may be, determines that a readily-available
market exists for that particular obligation, or unless the
obligation is payable at principal amount plus accrued
interest on demand or within seven (7) days after demand.

?           |_| Commercial Paper. Each Fund can invest in
commercial paper if it is rated within the top two (2)
rating categories of S&P and Moody's. If the paper is not
rated, it may be purchased if issued by a company having a
credit rating of at least "AA" by S&P or "Aa" by Moody's.

      The Funds can buy commercial paper, including U.S.
dollar-denominated securities of foreign branches of U.S.
banks, issued by other entities if the commercial paper is
guaranteed as to principal and interest by a bank,
government or corporation whose certificates of deposit or
commercial paper may otherwise be purchased by the Funds.

            |_| Variable Amount Master Demand Notes. Master
demand notes are corporate obligations that permit the
investment of fluctuating amounts by each of the Funds
except the OSM - Mercury Advisors S&P 500 Index Fund and
the OSM - Mercury Advisors Focus Growth Fund at varying
rates of interest under direct arrangements between the
Funds, as lender, and the borrower. They permit daily
changes in the amounts borrowed. The Funds have the right
to increase the amount under the note at any time up to the
full amount provided by the note agreement, or to decrease
the amount. The borrower may prepay up to the full amount
of the note without penalty. These notes may or may not be
backed by bank letters of credit.

      Because these notes are direct lending arrangements
between the lender and borrower, it is not expected that
there will be a trading market for them. There is no
secondary market for these notes, although they are
redeemable (and thus are immediately repayable by the
borrower) at principal amount, plus accrued interest, at
any time. Accordingly, the Funds' right to redeem such
notes is dependent upon the ability of the borrower to pay
principal and interest on demand.

      Each of the Funds has no limitations on the type of
issuer from whom these notes will be purchased. However, in
connection with such purchases and on an ongoing basis, the
Adviser or Subadviser will consider the earning power, cash
flow and other liquidity ratios of the issuer, and its
ability to pay principal and interest on demand, including
a situation in which all holders of such notes made demand
simultaneously. Investments in master demand notes are
subject to the limitation on investments by each of the
Funds in illiquid securities, described in the Prospectus.

      |X| Portfolio Turnover. "Portfolio turnover"
describes the rate at which a Fund traded its portfolio
securities during its last fiscal year. For example, if a
Fund sold all of its securities during the year, its
portfolio turnover rate would have been 100%. Each Fund's
portfolio turnover rate will fluctuate from year to year.
Each of the Funds, except the OSM - Mercury Advisors S&P
500 Index Fund, may have a portfolio turnover rate of more
than 100% annually.

      Increased portfolio turnover creates higher brokerage
and transaction costs for a Fund, which can reduce its
overall performance. Additionally, the realization of
capital gains from selling portfolio securities may result
in distributions of taxable long-term capital gains to
shareholders, since each Fund will normally distribute all
of its capital gains realized each year, to avoid excise
taxes under the Internal Revenue Code.

      The portfolio turnover of the Master Fund of OSM -
Mercury Advisors Focus Growth Fund increased to 275.69% for
the fiscal year ended November 30, 2002, from 137.66% for
the period ended November 30, 2001. The portfolio turnover
was due in large part to the extraordinary volatility of
the markets during the year.

Other Investment Techniques and Strategies. In seeking its
objective, each Fund from time to time can use the types of
investment strategies and investments described below. They
are not required to use all of these strategies at all
times, and at times may not use them.

      |X| Foreign Securities (All Funds except OSM -
Mercury Advisors S&P 500 Index Fund). Each Fund can invest
in foreign securities. "Foreign securities" include equity
and debt securities of companies organized under the laws
of countries other than the United States and debt
securities of foreign governments that are traded on
foreign securities exchanges or in foreign over-the-counter
markets. Each Fund can purchase equity and debt securities
(which may be denominated in U.S. dollars or non-U.S.
currencies) issued by foreign corporations, or that are
issued or guaranteed by certain supranational entities
(described below), or foreign governments or their agencies
or instrumentalities. These include securities issued by
U.S. corporations denominated in non-U.S. currencies. In
normal market conditions the Funds do not expect to hold
significant amounts of foreign debt securities.

      Securities of foreign issuers that are represented by
American Depository Receipts ("ADRs") or that are listed on
a U.S. securities exchange or traded in the U.S.
over-the-counter markets are not considered "foreign
securities" for the purpose of each Fund's investment
allocations. That is because they are not subject to some
of the special considerations and risks, discussed below,
that apply to foreign securities traded and held abroad.

      Investing in foreign securities offers potential
benefits not available from investing solely in securities
of domestic issuers. They include the opportunity to invest
in foreign issuers that appear to offer growth potential,
or in foreign countries with economic policies or business
cycles different from those of the U.S., or to reduce
fluctuations in portfolio value by taking advantage of
foreign stock markets that do not move in a manner parallel
to U.S. markets. Each Fund will hold foreign currency only
in connection with the purchase or sale of foreign
securities.

      The OSM - Mercury Advisors Focus Growth Fund and the
OSM - Jennison Growth Fund may invest in the securities of
foreign issuers in the form of ADRs, European Depository
Receipts ("EDRs") or other securities convertible into
securities of foreign issuers. These securities may not
necessarily be denominated in the same currency as the
securities into which they may be converted. ADRs are
receipts typically issued by an American bank or trust
company which evidence ownership of underlying securities
issued by a foreign corporation. EDRs are receipts issued
in Europe which evidence a similar ownership arrangement.
Generally, ADRs, which are issued in registered form, are
designed for use in the United States securities markets,
and EDRs, which are issued in bearer form, are designed for
use in European securities markets. The OSM - Mercury
Advisors Focus Growth Fund may invest in unsponsored ADRs.
The issuers of unsponsored ADRs are not obligated to
disclose material information in the United States and,
therefore, there may not be a correlation between such
information and the market value of such ADRs.

      ADR facilities may be either "sponsored" or
"un-sponsored."  While sponsored and un-sponsored ADR
facilities are similar, distinctions exist between the
rights and duties of ADR holders and market practices.
Sponsored facilities have the backing or participation of
the underlying foreign issuers. Un-sponsored facilities do
not have the participation by or consent of the issuer of
the deposited shares. Un-sponsored facilities usually
request a letter of non-objection from the issuer. Holders
of un-sponsored ADRs generally bear all the costs of such
facility. The costs of the facility can include deposit and
withdrawal fees, currency conversion and other service
fees. The depository of an un-sponsored facility may not
have a duty to distribute shareholder communications from
the issuer or to pass through voting rights. Issuers of
un-sponsored ADRs do not have an obligation to disclose
material information about the foreign issuers in the U.S.
As a result, the value of the un-sponsored ADR may not
correlate with the value of the underlying security trading
abroad or any material information about the security or
the issuer disseminated abroad. Sponsored facilities enter
into an agreement with the issuer that sets out rights and
duties of the issuer, the depository and the ADR holder.
The sponsored agreement also allocates fees among the
parties. Most sponsored agreements provide that the
depository will distribute shareholder notices, voting
instructions and other communications.

      |_|  Risks  of  Foreign   Investing.   Investments  in
foreign  securities  may  offer  special  opportunities  for investing  but also  present  special  additional  risks and considerations not typically  associated with investments in domestic securities. Some of these additional risks are:
o     reduction of income by foreign taxes;
o     fluctuation  in value of  foreign  investments  due to
         changes  in  currency  rates  or  currency  control
         regulations (for example, currency blockage);
o     transaction charges for currency exchange;
o     lack of public information about foreign issuers;
o     lack of uniform  accounting,  auditing  and  financial
         reporting    standards    in   foreign    countries
         comparable   to  those   applicable   to   domestic
         issuers;
o     less  volume  on  foreign   exchanges   than  on  U.S.
         exchanges;
o     greater  volatility  and  less  liquidity  on  foreign
         markets than in the U.S.;
o     less  governmental   regulation  of  foreign  issuers,
         stock exchanges and brokers than in the U.S.;
o     greater difficulties in commencing lawsuits;
o     higher brokerage commission rates than in the U.S.;
o     increased  risks of delays in  settlement of portfolio
         transactions or loss of certificates  for portfolio
         securities;
o     possibilities  in  some  countries  of  expropriation,
         confiscatory  taxation,  political,   financial  or
         social    instability    or   adverse    diplomatic
         developments; and
o     unfavorable  differences  between the U.S. economy and
         foreign economies.

      In   the   past,   U.S.   Government   policies   have
discouraged  certain  investments abroad by U.S.  investors, through taxation or other  restrictions,  and it is possible that such restrictions could be re-imposed.

      |_| Special Risks of Emerging Markets. Emerging and
developing markets abroad may also offer special
opportunities for growth investing but have greater risks
than more developed foreign markets, such as those in
Europe, Canada, Australia, New Zealand and Japan. There may
be even less liquidity in their securities markets, and
settlements of purchases and sales of securities may be
subject to additional delays. They are subject to greater
risks of limitations on the repatriation of income and
profits because of currency restrictions imposed by local
governments. Those countries may also be subject to the
risk of greater political and economic instability, which
can greatly affect the volatility of prices of securities
in those countries.

      |X| Passive Foreign Investment Companies. Each Fund
other than OSM - Mercury Advisors S&P 500 Index Fund may
purchase the securities of certain foreign investment
corporations called passive foreign investment companies
("PFICs"). Such entities have been the only or primary way
to invest in certain countries because some foreign
countries limit, or prohibit, all direct foreign investment
in the securities of companies domiciled therein. However,
the governments of some countries have authorized the
organization of investment funds to permit indirect foreign
investment in such securities. For tax purposes, these
funds also may be PFICs.

      Each Fund is subject to certain percentage
limitations under the 1940 Act relating to the purchase of
securities of investment companies, and, consequently, the
Funds may have to subject any of its investment in other
investment companies, including PFICs, to the limitation
that no more than 10% of the value of the Funds' total
assets may be invested in such securities. In addition to
bearing their proportionate share of a fund's expenses
(management fees and operating expenses), shareholders will
also indirectly bear similar expenses of such entities.
Like other foreign securities, interests in PFICs also
involve the risk of foreign securities, as described above.

      |X| Investing in Small, Unseasoned Companies (All
Funds except OSM - Mercury Advisors S&P 500 Index Fund).
Each Fund can invest in securities of small, unseasoned
companies. These are companies that have been in operation
for less than three (3) years, including the operations of
any predecessors. Securities of these companies may be
subject to volatility in their prices. They may have a
limited trading market, which may adversely affect the
Fund's ability to dispose of them and can reduce the price
a Fund might be able to obtain for them. Other investors
that own a security issued by a small, unseasoned issuer
for which there is limited liquidity might trade the
security when a Fund is attempting to dispose of its
holdings of that security. In that case the Fund might
receive a lower price for its holdings than might otherwise
be obtained. These are more speculative securities and can
increase the Funds' overall portfolio risks.

      |X| Real Estate Investment Trusts (All Funds). Each
Fund may invest in equity Real Estate Investment Trusts
("REITs"). REITs are entities which either own properties
or make construction or mortgage loans. Equity REITs may
also include operating or financing companies. Equity REITs
own real estate directly and the value of, and income
earned by, the Fund depends upon the income of the
underlying properties and the rental income they earn.
Equity REITs can also realize capital gains by selling
properties that have appreciated in value. The value of
securities issued by REITs are affected by tax and
regulatory requirements and by perceptions of management
skill. They are also subject to heavy cash flow dependency,
defaults by borrowers or tenants, self-liquidation, the
possibility of failing to qualify for tax-free status under
the Internal Revenue Code, and failing to maintain
exemption from the 1940 Act. Because REITs normally pay on
advisory fee and other expenses, a shareholder in these
Funds may be subject to duplicative fees and expenses.

      |X| Firm Commitments and When-Issued Securities (All
Funds). Each Fund may purchase securities on a firm
commitment basis, including when-issued securities.
Securities purchased on a firm commitment basis are
purchased for delivery beyond the normal settlement date at
a stated price and yield. No income accrues to the
purchaser of a security on a firm commitment basis prior to
delivery. Such securities are recorded as an asset and are
subject to changes in value based upon changes in the
general level of interest rates. Purchasing a security on a
firm commitment basis can involve a risk that the market
price at the time of delivery may be lower than the agreed
upon purchase price, in which case there could be an
individual loss at the time of delivery. The Fund will only
make commitments to purchase securities on a firm
commitment basis with the intention of actually acquiring
the securities, but may sell them before the settlement
date if it is deemed advisable. The Fund will identify on
its books liquid assets at least equal in value to the
value of the Fund's purchase commitments until the Fund
pays for the investment.

      |X| Repurchase Agreements and Purchase and Sale
Contracts (All Funds). Each Fund may invest in securities
pursuant to repurchase agreements and each Fund other than
the OSM - Mercury Advisors S&P 500 Index Fund may invest in
purchase and sale contracts. Under a repurchase agreement
or a purchase and sale contract, the seller agrees, upon
entering into the contract with the Fund, to repurchase the
security at a mutually agreed-upon time and price in a
specified currency, thereby determining the yield during
the term of the agreement. This results in a fixed rate of
return insulated from market fluctuations during such
period although it may be affected by currency
fluctuations. In the case of repurchase agreements, the
price at which the trades are conducted do not reflect
accrued interest on the underlying obligation; whereas, in
the case of purchase and sale contracts, the prices take
into account accrued interest. Such agreements usually
cover short periods, such as under one week. Repurchase
agreements may be construed to be collateralized loans by
the purchaser to the seller secured by the securities
transferred to the purchaser. In the case of a repurchase
agreement, as a purchaser, the Fund will require the seller
to provide additional collateral if the market value of the
securities falls below the repurchase price at any time
during the term of the repurchase agreement; the Fund does
not have the right to seek additional collateral in the
case of purchase and sale contracts. In the event of
default by the seller under a repurchase agreement
construed to be a collateralized loan, the underlying
securities are not owned by the Fund but only constitute
collateral for the seller's obligation to pay the
repurchase price. Therefore, the Fund may suffer time
delays and incur costs or possible losses in connection
with the disposition of the collateral. Approved vendors
include U.S. commercial banks, U.S. branches of foreign
banks, or broker-dealers that have been designated as
primary dealers in government securities. They must meet
credit requirements set by OppenheimerFunds, Inc. (the
"Manager") (or in the case of OSM - Mercury Advisors S&P
500 Index Fund and OSM - Mercury Advisors Focus Growth
Fund, credit requirements set by the Advisor) from time to
time. A purchase and sale contract differs from a
repurchase agreement in that the contract arrangements
stipulate that the securities are owned by the Fund. In the
event of a default under such a repurchase agreement or
under a purchase and sale contract, instead of the
contractual fixed rate, the rate of return to the Fund
shall be dependent upon intervening fluctuations of the
market value of such securities and the accrued interest on
the securities. In such event, the Fund would have rights
against the seller for breach of contract with respect to
any losses arising from market fluctuations following the
failure of the seller to perform. While the substance of
purchase and sale contracts is similar to repurchase
agreements, because of the different treatment with respect
to accrued interest and additional collateral, Fund
management believes that purchase and sale contracts are
not repurchase agreements as such term is understood in the
banking and brokerage community. No Fund may invest more
than 15% of its net assets in repurchase agreements or
purchase and sale contracts maturing in more than seven (7)
days together with all other illiquid investments.

      Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Funds, along with
other affiliated entities managed by the Manager, may
transfer uninvested cash balances into one or more joint
repurchase accounts. These balances are invested in one or
more repurchase agreements, secured by U.S. government
securities. Securities that are pledged as collateral for
repurchase agreements are held by a custodian bank until
the agreements mature. Each joint repurchase arrangement
requires that the market value of the collateral be
sufficient to cover payments of interest and principal;
however, in the event of default by the other party to the
agreement, retention or sale of the collateral may be
subject to legal proceedings.

      |X| Illiquid and Restricted Securities (All Funds).
Each Fund may purchase illiquid or restricted securities.
Under the policies and procedures established by the Funds'
Board of Trustees (or, in the case of OSM - Mercury
Advisors S&P 500 Index Fund and OSM - Mercury Advisors
Focus Growth Fund, the Board of Trustees of the applicable
Master Fund), the Adviser or Subadviser determines the
liquidity of certain of a Fund's investments. To enable a
Fund to sell its holdings of a restricted security not
registered under the Securities Act of 1933, as amended
(the "Securities Act") that Fund may have to cause those
securities to be registered. The expenses of registering
restricted securities may be negotiated by a Fund with the
issuer at the time a Fund buys the securities. When a Fund
must arrange registration because a Fund wishes to sell the
security, a considerable period may elapse between the time
the decision is made to sell the security and the time the
security is registered so that a Fund could sell it. A Fund
would bear the risks of any downward price fluctuation
during that period.

      Each Fund can also acquire restricted securities
through private placements. Those securities have
contractual restrictions on their public resale. Those
restrictions might limit the Funds' ability to dispose of
the securities and might lower the amount a Fund could
realize upon the sale.

      Each Fund has limitations that apply to purchases of
restricted securities, as stated in the Prospectus. Those
percentage restrictions are not fundamental policies and do
not limit purchases of restricted securities that are
eligible for sale to qualified institutional purchasers
under Rule 144A of the Securities Act, if those securities
have been determined to be liquid by the Adviser or
Subadviser under Board-approved guidelines (or, in the case
of OSM - Mercury Advisors S&P 500 Index Fund and OSM -
Mercury Advisors Focus Growth Fund, guidelines approved by
the Board of Trustees of the applicable Master Fund). Those
guidelines take into account the trading activity for such
securities and the availability of reliable pricing
information, among other factors. If there is a lack of
trading interest in a particular Rule 144A security, each
of a Fund's holdings of that security may be considered to
be illiquid. Illiquid securities include repurchase
agreements maturing in more than seven (7) days.

      |X| 144A Securities (All Funds). Each Fund may
purchase restricted securities that can be offered and sold
to "qualified institutional buyers" under Rule 144A under
the Securities Act. The Board of Trustees (or, in the case
of OSM - Mercury Advisors S&P 500 Index Fund and OSM -
Mercury Advisors Focus Growth Fund, the Board of Trustees
of the applicable Master Fund) has determined to treat as
liquid Rule 144A securities in accordance with the policies
and procedures adopted by the relevant Fund's Board of
Trustees. The Board of Trustees has adopted guidelines and
delegated to the Adviser or Subadviser, as the case may be,
the daily function of determining and monitoring liquidity
of restricted securities. The relevant Board of Trustees,
however, will retain sufficient oversight and be ultimately
responsible for the determinations. Since it is not
possible to predict with assurance exactly how this market
for restricted securities sold and offered under Rule 144A
will continue to develop, the relevant Board of Trustees
will carefully monitor investments in these securities.
This investment practice could have the effect of
increasing the level of illiquidity in a Fund to the extent
that qualified institutional buyers become for a time
uninterested in purchasing these securities.

      |X| Loans of Portfolio Securities (All Funds). To
raise cash for liquidity purposes, each Fund can lend its
portfolio securities to brokers, dealers and other types of
financial institutions approved by the Funds' Board of
Trustees. These loans are limited to not more than 25% of
the value of a Fund's total assets (33 1/3% for the OSM -
Mercury Advisors S&P 500 Index Fund and the OSM - Mercury
Advisors Focus Growth Fund). Each Fund except the OSM -
Mercury Advisors S&P 500 Index Fund and the OSM - Mercury
Advisors Focus Growth Fund, currently does not intend to
engage in loans of securities, but if it does so, such
loans will not likely exceed 5% of each of the Fund's total
assets.

      There are some risks in connection with securities
lending. A Fund might experience a delay in receiving
additional collateral to secure a loan, or a delay in
recovery of the loaned securities if the borrower defaults.
A Fund must receive collateral for a loan. Under current
applicable regulatory requirements (which are subject to
change), on each business day the loan collateral must be
at least equal to the value of the loaned securities. It
must consist of cash, bank letters of credit, securities of
the U.S. Government or its agencies or instrumentalities,
or other cash equivalents in which a Fund is permitted to
invest. To be acceptable as collateral, letters of credit
must obligate a bank to pay amounts demanded by a Fund if
the demand meets the terms of the letter. The terms of the
letter of credit and the issuing bank both must be
satisfactory to the Fund.

      When it lends securities, a Fund receives amounts
equal to the dividends or interest on loaned securities. It
also receives one or more of (a) negotiated loan fees, (b)
interest on securities used as collateral, and (c) interest
on any short-term debt securities purchased with such loan
collateral. Either type of interest may be shared with the
borrower. A Fund may also pay reasonable finder's, lending
agent, custodian and administrative fees in connection with
these loans. The terms of each Fund's loans must meet
applicable tests under the Internal Revenue Code and must
permit each Fund to reacquire loaned securities on five (5)
days' notice or in time to vote on any important matter.

      The Master Fund(s) have received an exemptive order
from the Securities and Exchange Commission (the
"Commission") permitting them to lend portfolio securities
to Merrill Lynch, Pierce, Fenner & Smith Incorporated
("Merrill Lynch") or its affiliates, and to retain an
affiliate of the Master Funds as lending agent. See
"Brokerage Policies of the Funds," below.

      |X| Short Sales (OSM - Gartmore Millennium Growth
Fund II, OSM - Mercury Advisors S&P 500 Index Fund and OSM
- Mercury Advisors Focus Growth Fund). Generally, to
complete a short sale transaction, the Fund will borrow the
security to make delivery to the buyer. The Fund is then
obligated to replace the security borrowed. If the price of
a security sold short goes up between the time of the short
sale and the time the Fund must deliver the security to the
lender, the Fund will incur a loss. The price at the time
of replacement may be more or less than the price at which
the security was sold by the Fund. Until the security is
replaced, the Fund is required to pay to the lender any
interest which accrues during the period of the loan. To
borrow the security, the Fund may be required to pay a
premium which would increase the cost of the security sold.
The proceeds of the short sale will be retained by the
broker to the extent necessary to meet margin requirements
until the short position is closed out. Until the Fund
replaces the borrowed security, it will (a) segregated on
its books of liquid assets cash or liquid securities at
such a level that the amount deposited in the account plus
the amount deposited with the broker as collateral will
equal the current market value of the security sold short
or (b) otherwise cover its short position.

      |X| Borrowing for Leverage (All Funds). Each Fund has
the ability to borrow up to 33 1/3% of the value of its
total assets from banks on an unsecured basis to invest the
borrowed funds in portfolio securities. This speculative
technique is known as "leverage."  A Fund may borrow only
from banks. Under current regulatory requirements,
borrowings can be made only to the extent that the value of
a Fund's assets, less its liabilities other than
borrowings, is equal to at least 300% of all borrowings
(including the proposed borrowing). If the value of a
Fund's assets fails to meet this 300% asset coverage
requirement, a Fund will reduce its bank debt within three
(3) days to meet the requirement. To do so, a Fund might
have to sell a portion of its investments at a
disadvantageous time.

      A Fund will pay interest on these loans, and that
interest expense will raise the overall expenses of that
Fund and reduce its returns. If it does borrow, its
expenses will be greater than comparable funds that do not
borrow for leverage. Additionally, a Fund's net asset value
per share might fluctuate more than that of funds that do
not borrow. Currently, each Fund does not contemplate using
this technique, but if it does so, it will not likely do so
to a substantial degree.

      |X| Interfund Borrowing and Lending Arrangements.
Consistent with its fundamental policies and pursuant to an
exemptive order issued by the Securities and Exchange
Commission ("SEC"), each Fund other than the OSM - Mercury
Advisors S&P 500 Index Fund and the OSM - Mercury Advisors
Focus Growth Fund may engage in borrowing and lending
activities with other funds in the OppenheimerFunds
complex. Borrowing money from affiliated funds may afford
the Funds the flexibility to use the most cost-effective
alternative to satisfy its borrowing requirements. Lending
money to an affiliated fund may allow the Funds to obtain a
higher rate of return than it could from interest rates on
alternative short-term investments. Implementation of
interfund lending will be accomplished consistent with
applicable regulatory requirements, including the
provisions of the SEC order.

      o Interfund Borrowing. A Fund will not borrow from
affiliated funds unless the terms of the borrowing
arrangement are at least as favorable as the terms a Fund
could otherwise negotiate with a third party. To assure
that a Fund will not be disadvantaged by borrowing from an
affiliated fund, certain safeguards may be implemented.
Examples of these safeguards include the following:
o     a Fund will not borrow money from affiliated funds
           unless the interest rate is more favorable than
           available bank loan rates;
o     a Fund's borrowing from affiliated funds must be
           consistent with its investment objective and
           investment policies;
o     the loan rates will be the average of the overnight
           repurchase agreement rate available through the
           OppenheimerFunds joint repurchase agreement
           account and  a pre-established formula based on
           quotations from independent banks to approximate
           the lowest interest rate at which bank loans
           would be available to a Fund;
o     if a Fund has outstanding borrowings from all sources
           greater than 10% of its total assets, then the
           Fund must secure each additional outstanding
           interfund loan by segregating liquid assets of
           the Fund as collateral;
o     a Fund cannot borrow from an affiliated fund in
           excess of 125% of its total redemptions for the
           preceding seven days;
o     each interfund loan may be repaid on any day by a
           Fund; and
o     the Trustees will be provided with a report of all
           interfund loans and the Trustees will monitor
           all such borrowings to ensure that the Fund's
           participation is appropriate.

      There is a risk that a borrowing fund could have a
loan called on one day's notice. In that circumstance, a
Fund might have to borrow from a bank at a higher interest
cost if money to lend were not available from another
Oppenheimer fund.

o     Interfund Lending. To assure that a Fund will not be
disadvantaged by making loans to affiliated funds, certain
safeguards will be implemented. Examples of these
safeguards include the following:

o     a Fund will not lend money to affiliated funds unless
               the interest rate on such loan is determined
               under the terms of the exemptive order;
o     a Fund may not make interfund loans in excess of 15%
               of its net assets;
o     an interfund loan to any one affiliated fund shall
               not exceed 5% of a Fund's net assets;
o     an interfund loan may not be outstanding for more
               than seven days;
o     each interfund loan may be called on one business
               day's notice; and
o     the Manager will provide the Trustees reports on all
               interfund loans demonstrating that a Fund's
               participation is appropriate and that the
               loan is consistent with its investment
               objectives and policies.

      When a Fund lends assets to another  affiliated  fund,
the Fund is subject to the risk that the borrowing  fund may fail to repay the loan.

Non-Diversification. The OSM - Salomon Brothers All Cap
Fund, the OSM - Mercury Advisors S&P 500 Index Fund and the
OSM - Mercury Advisors Focus Growth Fund are classified as
"non-diversified" funds under the 1940 Act, which means
that each such Fund is not limited by the 1940 Act in the
proportion of its assets that may be invested in the
obligations of a single issuer. Each Fund, however, intends
to comply with the diversification requirements imposed by
the Internal Revenue Code in order to continue to qualify
as a regulated investment company. To the extent those
Funds invest a greater proportion of their assets in the
securities of a smaller number of issuers, those Funds may
be more susceptible to any single economic, political or
regulatory occurrence than a more widely diversified fund
and may be subject to greater risk of loss with respect to
its portfolio.

      |X| Derivatives (All Funds). Each Fund can invest in
a variety of derivative investments to seek income for
liquidity needs or for bona fide hedging purposes,
including anticipatory hedging. Some derivative investments
a Fund can use are the hedging instruments described below
in this Statement of Additional Information. However, each
Fund except for the OSM - QM Active Balanced Fund and OSM -
Salomon Brothers All Cap Fund does not use, and does not
currently contemplate using, derivatives or hedging
instruments to a significant degree and each Fund is not
obligated to use them in seeking its objective.

      Some of the derivative investments a Fund can use
include "debt exchangeable for common stock" of an issuer
or "equity-linked debt securities" of an issuer. At
maturity, the debt security is exchanged for common stock
of the issuer or it is payable in an amount based on the
price of the issuer's common stock at the time of maturity.
Both alternatives present a risk that the amount payable at
maturity will be less than the principal amount of the debt
because the price of the issuer's common stock might not be
as high as the Adviser or Subadviser expected.

      |X| Investment in Other Investment Companies. Each
Fund except the OSM - Mercury Advisors S&P 500 Index Fund
and the OSM - Mercury Advisors Focus Growth Fund can invest
up to 10% of its total assets in shares of other investment
companies. They can invest up to 5% of their total assets
in any one investment company, but cannot own more than 3%
of the outstanding voting securities of that investment
company. These limitations do not apply to shares acquired
in a merger, consolidation, reorganization or acquisition.
The OSM - Mercury Advisors S&P 500 Index Fund and the OSM -
Mercury Advisors Focus Growth Fund are feeder funds that
invest 100% of their assets in a corresponding Master Fund,
which is a registered investment company. The Master Funds
can also invest their assets in shares of investment
companies when permitted by applicable law.

      Investment in another investment company may involve
the payment of substantial premiums above the value of such
investment company's portfolio securities and is subject to
limitations under the Investment Company Act of 1940 (the
"Investment Company Act"). Each Fund does not intend to
invest in other investment companies unless the Adviser or
Subadviser believes that the potential benefits of the
investment justify the payment of any premiums or sales
charges. As a shareholder in an investment company, a Fund
would be subject to its ratable share of that investment
company's expenses, including its advisory and
administration fees. At the same time, that Fund would bear
its own management fees and other expenses.

      |X| Hedging (All Funds). Although each Fund does not
anticipate the extensive use of hedging instruments, each
Fund can use hedging instruments. They are not required to
do so in seeking their goal. To attempt to protect against
declines in the market value of a Fund's portfolio, to
permit a Fund to retain unrealized gains in the value of
portfolio securities which have appreciated, or to
facilitate selling securities for investment reasons, each
Fund could:
      |_|   sell futures contracts,
      |_|   buy puts on such futures or on securities, or
      |_|   write covered calls on securities or futures.
         Covered calls can also be used to seek income, but
         the Adviser or Subadviser does not expect to
         engage extensively in that practice.

      A Fund can use hedging to establish a position in the
securities market as a temporary substitute for purchasing
particular securities. In that case a Fund would normally
seek to purchase the securities and then terminate that
hedging position. A Fund might also use this type of hedge
to attempt to protect against the possibility that its
portfolio securities would not be fully included in a rise
in value of the market. To do so a Fund could:
      |_|?buy futures, or
      |_|?buy calls on such futures or on securities.

      Each Fund's strategy of hedging with futures and
options on futures will be incidental to each Fund's
activities in the underlying cash market. The particular
hedging instruments the Fund can use are described below. A
Fund may employ new hedging instruments and strategies when
they are developed, if those investment methods are
consistent with each Fund's investment objective and are
permissible under applicable regulations governing each
Fund. Each Fund will utilize segregated accounts in
connection with their purchase of hedging instruments in
appropriate cases.

      |_|  Futures.  The  Fund  can  buy  and  sell  futures
contracts  that relate to (1)  broadly-based  stock  indices
(these are  referred to as "stock  index  futures"),  (2) an
individual  stock  ("single  stock   futures"),   (3)  other
broadly-based  securities  indices (these are referred to as
"financial   futures"),   (4)  debt  securities  (these  are
referred  to as  "interest  rate  futures")  and (5) foreign currencies (these are referred to as "forward contracts").

      A  broadly-based  stock index is used as the basis for
trading  stock  index  futures.  They  may in some  cases be based on stocks  of  issuers  in a  particular  industry  or group of industries.  A stock index assigns  relative values to the  common  stocks  included  in the index and its value fluctuates  in  response  to the  changes  in  value  of the underlying  stocks.  A stock index  cannot be  purchased  or sold  directly.  Financial  futures  are  similar  contracts based on the future value of the basket of  securities  that comprise the index.  These contracts  obligate the seller to deliver,  and the  purchaser  to take,  cash to  settle  the futures  transaction.  There  is no  delivery  made  of  the underlying  securities  to settle  the  futures  obligation.
Either  party may also  settle the  transaction  by entering into an offsetting contract.

      An  interest  rate  future  obligates  the  seller  to
deliver  (and the  purchaser  to take)  cash or a  specified type of debt  security  to settle the  futures  transaction.
Either  party could also enter into an  offsetting  contract to close out the position.  Similarly, a single stock future obligates  the seller to deliver (and the purchaser to take)
cash or a  specified  equity  security to settle the futures
transaction.   Either   party   could  also  enter  into  an
offsetting  contract  to  close  out  the  position.  Single stock futures  trade on a very limited  number of exchanges, with contracts typically not fungible among the exchanges.

      No  payment  is  paid  or  received  by a Fund  on the
purchase or sale of a future.  Upon  entering into a futures transaction,  a Fund will be  required to deposit an initial margin  payment with the futures  commission  merchant  (the
"futures   broker").   Initial   margin   payments  will  be
deposited  with  the  Fund's  custodian  bank in an  account registered  in  the  futures  broker's  name.  However,  the futures  broker can gain access to that  account  only under specified  conditions.  As the  future  is  marked to market
(that  is,  its value on the  Fund's  books is  changed)  to reflect  changes  in its  market  value,  subsequent  margin payments,  called  variation  margin,  will be paid to or by the futures broker daily.

      At any time prior to expiration of the future,  a Fund
may elect to close out its  position  by taking an  opposite position,  at which time a final  determination of variation margin  is made and any  additional  cash must be paid by or released  to the  Fund.  Any loss or gain on the  future  is then  realized  by the Fund for tax  purposes.  All  futures
transactions   (except   forward   contracts)  are  effected
through a  clearinghouse  associated  with the  exchange  on which the contracts are traded.

            |_| Put and Call Options. Each Fund can buy and
sell certain kinds of put options ("puts") and call options
("calls"). Each Fund can buy and sell exchange-traded and
over-the-counter put and call options, including options on
indices, securities, currencies, commodities and futures.

            |_| Writing Covered Call Options. Each Fund can
write (that is, sell) covered calls. If a Fund sells a call
option, it must be covered, other than with respect to
closing transactions. That means a Fund must own the
security subject to the call while the call is outstanding,
or, for certain types of calls, the call may be covered by
segregating liquid assets to enable a Fund to satisfy its
obligations if the call is exercised.

      When a Fund writes a call, it receives cash (a
premium). In the case of a call on a security, a Fund
agrees to sell the underlying security to a purchaser of a
corresponding call on the same security during the call
period at a fixed exercise price regardless of market price
changes during the call period. The exercise price may
differ from the market price of the underlying security. A
Fund has the risk of loss that the price of the underlying
security may decline during the call period. That risk may
be offset to some extent by the premium the Fund receives.
If the value of the investment does not rise above the call
price, it is likely that the call will lapse without being
exercised. In that case the Fund would keep the cash
premium and the investment.

    When a Fund writes a call on an index, it receives cash
(a premium). If the buyer of the call exercises it, the
Fund will pay an amount of cash equal to the difference
between the closing price of the call and the exercise
price, multiplied by a specified multiple that determines
the total value of the call for each point of difference.
If the value of the underlying investment does not rise
above the call price it is likely that the call will lapse
without being exercised. In that case, the Fund would keep
the cash premium.

      With respect to the OSM - QM Active Balanced Fund,
OSM - Jennison Growth Fund, OSM - Salomon Brothers All Cap
Fund and OSM - Gartmore Millennium Growth Fund II, the
Custodian, or a securities depository acting for the
Custodian, will act as the escrow agent for OSM - QM Active
Balanced Fund, OSM - Jennison Growth Fund, OSM - Salomon
Brothers All Cap Fund and OSM - Gartmore Millennium Growth
Fund II, through the facilities of the Options Clearing
Corporation ("OCC"), as to the investments on which each
such Fund has written calls traded on exchanges or as to
other acceptable escrow securities. In that way, no margin
will be required for such transactions. OCC will release
the securities on the expiration of the option or when a
Fund enters into a closing transaction.

      To terminate its obligation on a call it has written,
a Fund may purchase a corresponding call in a  "closing
purchase transaction."  The Fund will then realize a profit
or loss, depending upon whether the net of the amount of
the option transaction costs and the premium received on
the call the Fund wrote is more or less than the price of
the call the Fund purchases to close out the transaction. A
Fund may realize a profit if the call expires unexercised,
because the Fund will retain the underlying security and
the premium it received when it wrote the call. Any such
profits are considered short-term capital gains for federal
income tax purposes, as are the premiums on lapsed calls.
When distributed by a Fund they are taxable as ordinary
income. If a Fund cannot effect a closing purchase
transaction due to the lack of a market, it will have to
hold the callable securities until the call expires or is
exercised.

      Each Fund may also write calls on a futures contract
without owning the futures contract or securities
deliverable under the contract. To do so, at the time the
call is written, a Fund must cover the call by segregating
an equivalent dollar amount of liquid assets. A Fund will
segregate additional liquid assets if the value of the
segregated assets drops below 100% of the current value of
the future. Because of this segregation requirement, in no
circumstances would a Fund's receipt of an exercise notice
as to that future require the Fund to deliver a futures
contract. It would simply put the Fund in a short futures
position, which is permitted by each Fund's hedging
policies.

            |_| Writing Put Options. Each Fund can sell put
options. A put option on a security gives the purchaser the
right to sell, and the writer the obligation to buy, the
underlying security at the exercise price during the option
period.

      If a Fund sells a put option, it must be covered by
segregated liquid assets, other than with respect to
closing transactions. The premium a Fund receives from
writing a put option represents a profit, as long as the
price of the underlying investment remains above the
exercise price of the put. However, a Fund also assumes the
obligation during the option period to buy the underlying
investment from the buyer of the put at the exercise price,
even if the value of the investment falls below the
exercise price. If a Fund writes a put that expires
unexercised, a Fund realizes a gain in the amount of the
premium less transaction costs. If the put is exercised, a
Fund must fulfill its obligation to purchase the underlying
investment at the exercise price. That price will usually
exceed the market value of the investment at that time. In
that case, a Fund may incur a loss if it sells the
underlying investment. That loss will be equal to the sum
of the sale price of the underlying investment and the
premium received minus the sum of the exercise price and
any transaction costs incurred.

      When writing a put option on a security, to secure
its obligation to pay for the underlying security a Fund
will deposit in escrow liquid assets with a value equal to
or greater than the exercise price of the underlying
security. A Fund therefore forgoes the opportunity of
investing the segregated assets or writing calls against
those assets.

      As long as a Fund's obligation as the put writer
continues, it may be assigned an exercise notice by the
exchange or broker-dealer through which the put was sold.
That notice will require a Fund to exchange currency (for a
put written on a currency) at the specified rate of
exchange or to take delivery of the underlying security and
pay the exercise price. A Fund has no control over when it
may be required to purchase the underlying security, since
it may be assigned an exercise notice at any time prior to
the termination of its obligation as the writer of the put.
That obligation terminates upon expiration of the put. It
may also terminate if, before a Fund receives an exercise
notice, a Fund effects a closing purchase transaction by
purchasing a put of the same series as it sold. Once a Fund
has been assigned an exercise notice, it cannot effect a
closing purchase transaction.

      Each Fund may decide to effect a closing purchase
transaction to realize a profit on an outstanding put
option it has written or to prevent the underlying security
from being put. Effecting a closing purchase transaction
will permit a Fund to write another put option on the
security or to sell the security and use the proceeds from
the sale for other investments. A Fund will realize a
profit or loss from a closing purchase transaction
depending on whether the cost of the transaction is less or
more than the premium received from writing the put option.
Any profits from writing puts are considered short-term
capital gains for federal tax purposes, and when
distributed by a Fund, are taxable as ordinary income.

            |_| Purchasing Calls and Puts. Each Fund can
purchase calls to protect against the possibility that the
Fund's portfolio will not participate in an anticipated
rise in the securities market. When the Fund buys a call
(other than in a closing purchase transaction), it pays a
premium. The Fund then has the right to buy the underlying
investment from a seller of a corresponding call on the
same investment during the call period at a fixed exercise
price. A Fund benefits only if it sells the call at a
profit or if, during the call period, the market price of
the underlying investment is above the sum of the call
price plus the transaction costs and the premium paid for
the call and the Fund exercises the call. If a Fund does
not exercise the call or sell it (whether or not at a
profit), the call will become worthless at its expiration
date. In that case the Fund will have paid the premium but
lost the right to purchase the underlying investment.

      Each Fund other than the OSM - Mercury Advisors S&P
500 Index Fund can buy puts whether or not it holds the
underlying investment in its portfolio. The Mercury S&P 500
Index Fund can buy put options on securities held in its
portfolio or securities indices the performance of which is
substantially replicated by securities held in its
portfolio. When a Fund purchases a put, it pays a premium
and, except as to puts on indices, has the right to sell
the underlying investment to a seller of a put on a
corresponding investment during the put period at a fixed
exercise price.

      Buying a put on securities or futures a Fund owns
enables that Fund to attempt to protect itself during the
put period against a decline in the value of the underlying
investment below the exercise price by selling the
underlying investment at the exercise price to a seller of
a corresponding put. If the market price of the underlying
investment is equal to or above the exercise price and, as
a result, the put is not exercised or resold, the put will
become worthless at its expiration date. In that case the
Fund will have paid the premium but lost the right to sell
the underlying investment. However, the Fund may sell the
put prior to its expiration. That sale may or may not be at
a profit.

      Buying a put on an investment a Fund does not own
permits that Fund either to resell the put or to buy the
underlying investment and sell it at the exercise price.
The resale price will vary inversely to the price of the
underlying investment. If the market price of the
underlying investment is above the exercise price and, as a
result, the put is not exercised, the put will become
worthless on its expiration date.

      When a Fund purchases a call or put on an index or
future, it pays a premium, but settlement is in cash rather
than by delivery of the underlying investment to that Fund.
Gain or loss depends on changes in the index in question
(and thus on price movements in the securities market
generally) rather than on price movements in individual
securities or futures contracts.

            |_| Buying and Selling Options on Foreign
Currencies. Each Fund except the OSM - Mercury Advisors S&P
500 Index Fund can buy and sell calls and puts on foreign
currencies. They include puts and calls that trade on a
securities or commodities exchange or in the
over-the-counter markets or are quoted by major recognized
dealers in such options. A Fund could use these calls and
puts to try to protect against declines in the dollar value
of foreign securities and increases in the dollar cost of
foreign securities a Fund wants to acquire.

      If the Adviser or Subadviser anticipates a rise in
the dollar value of a foreign currency in which securities
to be acquired are denominated, the increased cost of those
securities may be partially offset by purchasing calls or
writing puts on that foreign currency. If the Adviser or
Subadviser anticipates a decline in the dollar value of a
foreign currency, the decline in the dollar value of
portfolio securities denominated in that currency might be
partially offset by writing calls or purchasing puts on
that foreign currency. However, the currency rates could
fluctuate in a direction adverse to the Fund's position.
The Fund will then have incurred option premium payments
and transaction costs without a corresponding benefit.

      A call a Fund writes on a foreign currency is
"covered" if that Fund owns the underlying foreign currency
covered by the call or has an absolute and immediate right
to acquire that foreign currency without additional cash
consideration (or it can do so for additional cash
consideration identified on the books of the Fund) upon
conversion or exchange of other foreign currency held in
its portfolio.

      A Fund could write a call on a foreign currency to
provide a hedge against a decline in the U.S. dollar value
of a security which it owns or has the right to acquire and
which is denominated in the currency underlying the option.
That decline might be one that occurs due to an expected
adverse change in the exchange rate. This is known as a
"cross-hedging" strategy. In those circumstances, the Fund
covers the option by identifying in the books of the Fund
cash, U.S. government securities or other liquid, high
grade debt securities in an amount equal to the exercise
price of the option.

      |_| Risks of Hedging with Options and Futures. The
use of hedging instruments requires special skills and
knowledge of investment techniques that are different than
what is required for normal portfolio management. If the
Adviser or Subadviser uses a hedging instrument at the
wrong time or judges market conditions incorrectly, hedging
strategies may reduce a Fund's return. A Fund could also
experience losses if the prices of its futures and options
positions were not correlated with its other investments.

      A Fund's option activities could affect its portfolio
turnover rate and brokerage commissions. The exercise of
calls written by a Fund might cause it to sell related
portfolio securities, thus increasing its turnover rate.
The exercise by a Fund of puts on securities will cause the
sale of underlying investments, increasing portfolio
turnover. Although the decision whether to exercise a put
it holds is within a Fund's control, holding a put might
cause the Fund to sell the related investments for reasons
that would not exist in the absence of the put.

      A Fund could pay a brokerage commission each time it
buys a call or put, sells a call, or buys or sells an
underlying investment in connection with the exercise of a
call or put. Those commissions could be higher on a
relative basis than the commissions for direct purchases or
sales of the underlying investments. Premiums paid for
options are small in relation to the market value of the
underlying investments. Consequently, put and call options
offer large amounts of leverage. The leverage offered by
trading in options could result in a Fund's net asset value
being more sensitive to changes in the value of the
underlying investment.

      If a covered call written by a Fund is exercised on
an investment that has increased in value, the Fund will be
required to sell the investment at the call price. It will
not be able to realize any profit if the investment has
increased in value above the call price.

      An option position may be closed out only on a market
that provides secondary trading for options of the same
series, and there is no assurance that a liquid secondary
market will exist for any particular option. A Fund might
experience losses if it could not close out a position
because of an illiquid market for the future or option.

      There is a risk in using short hedging by selling
futures or purchasing puts on broadly-based indices or
futures to attempt to protect against declines in the value
of a Fund's portfolio securities. The risk is that the
prices of the futures or the applicable index will
correlate imperfectly with the behavior of the cash prices
of a Fund's securities. For example, it is possible that
while a Fund has used hedging instruments in a short hedge,
the market may advance and the value of the securities held
in that Fund's portfolio might decline. If that occurred,
the Fund would lose money on the hedging instruments and
also experience a decline in the value of its portfolio
securities. However, while this could occur for a very
brief period or to a very small degree, over time the value
of a diversified portfolio of securities will tend to move
in the same direction as the indices upon which the hedging
instruments are based.

      The risk of imperfect correlation increases as the
composition of a Fund's portfolio diverges from the
securities included in the applicable index. To compensate
for the imperfect correlation of movements in the price of
the portfolio securities being hedged and movements in the
price of the hedging instruments, a Fund might use hedging
instruments in a greater dollar amount than the dollar
amount of portfolio securities being hedged. It might do so
if the historical volatility of the prices of the portfolio
securities being hedged is more than the historical
volatility of the applicable index.

      The ordinary spreads between prices in the cash and
futures markets are subject to distortions, due to
differences in the nature of those markets. First, all
participants in the futures market are subject to margin
deposit and maintenance requirements. Rather than meeting
additional margin deposit requirements, investors may close
futures contracts through offsetting transactions which
could distort the normal relationship between the cash and
futures markets. Second, the liquidity of the futures
market depends on participants entering into offsetting
transactions rather than making or taking delivery. To the
extent participants decide to make or take delivery,
liquidity in the futures market could be reduced, thus
producing distortion. Third, from the point of view of
speculators, the deposit requirements in the futures market
are less onerous than margin requirements in the securities
markets. Therefore, increased participation by speculators
in the futures market may cause temporary price
distortions.

      A Fund can use hedging instruments to establish a
position in the securities markets as a temporary
substitute for the purchase of individual securities (long
hedging) by buying futures and/or calls on such futures,
broadly-based indices or on securities. It is possible that
when a Fund does so the market might decline. If a Fund
then concludes not to invest in securities because of
concerns that the market might decline further or for other
reasons, the Fund will realize a loss on the hedging
instruments that is not offset by a reduction in the price
of the securities purchased.

      |_| Forward Contracts. Forward contracts are foreign
currency exchange contracts. They are used to buy or sell
foreign currency for future delivery at a fixed price. A
Fund uses them to "lock in" the U.S. dollar price of a
security denominated in a foreign currency that it has
bought or sold, or to protect against possible losses from
changes in the relative values of the U.S. dollar and a
foreign currency. Each Fund limits its exposure in foreign
currency exchange contracts in a particular foreign
currency to the amount of its assets denominated in that
currency or a closely-correlated currency. Each Fund may
also use "cross-hedging" where it hedges against changes in
currencies other than the currency in which a security it
holds is denominated.

      Under a forward contract, one party agrees to
purchase, and another party agrees to sell, a specific
currency at a future date. That date may be any fixed
number of days from the date of the contract agreed upon by
the parties. The transaction price is set at the time the
contract is entered into. These contracts are traded in the
inter-bank market conducted directly among currency traders
(usually large commercial banks) and their customers.

      A Fund may use forward contracts to protect against
uncertainty in the level of future exchange rates. The use
of forward contracts does not eliminate the risk of
fluctuations in the prices of the underlying securities a
Fund owns or intends to acquire, but it does fix a rate of
exchange in advance. Although forward contracts may reduce
the risk of loss from a decline in the value of the hedged
currency, at the same time they limit any potential gain if
the value of the hedged currency increases.

      When a Fund enters into a contract for the purchase
or sale of a security denominated in a foreign currency, or
when it anticipates receiving  dividend payments in a
foreign currency, the Fund might desire to "lock-in" the
U.S. dollar price of the security or the U.S. dollar
equivalent of the dividend payments. To do so, the Fund
could enter into a forward contract for the purchase or
sale of the amount of foreign currency involved in the
underlying transaction, in a fixed amount of U.S. dollars
per unit of the foreign currency. This is called a
"transaction hedge."  The transaction hedge will protect
the Fund against a loss from an adverse change in the
currency exchange rates during the period between the date
on which the security is purchased or sold or on which the
payment is declared, and the date on which the payments are
made or received.

      A Fund could also use forward contracts to lock in
the U.S. dollar value of portfolio positions. This is
called a "position hedge."  When a Fund believes that
foreign currency might suffer a substantial decline against
the U.S. dollar, it could enter into a forward contract to
sell an amount of that foreign currency approximating the
value of some or all of the Fund's portfolio securities
denominated in that foreign currency. When a Fund believes
that the U.S. dollar might suffer a substantial decline
against a foreign currency, it could enter into a forward
contract to buy that foreign currency for a fixed dollar
amount. Alternatively, a Fund could enter into a forward
contract to sell a different foreign currency for a fixed
U.S. dollar amount if the Fund believes that the U.S.
dollar value of the foreign currency to be sold pursuant to
its forward contract will fall whenever there is a decline
in the U.S. dollar value of the currency in which portfolio
securities of the Fund are denominated. That is referred to
as a "cross hedge."

      Each Fund will cover its short positions in these
cases by identifying to its Custodian bank assets having a
value equal to the aggregate amount of the Fund's
commitment under forward contracts. A Fund will not enter
into forward contracts or maintain a net exposure to such
contracts if the consummation of the contracts would
obligate the Fund to deliver an amount of foreign currency
in excess of the value of the Fund's portfolio securities
or other assets denominated in that currency or another
currency that is the subject of the hedge.

      However, to avoid excess transactions and transaction
costs, a Fund may maintain a net exposure to forward
contracts in excess of the value of the Fund's portfolio
securities or other assets denominated in foreign
currencies if the excess amount is "covered" by liquid
securities denominated in any currency. The cover must be
at least equal at all times to the amount of that excess.
As one alternative, a Fund may purchase a call option
permitting the Fund to purchase the amount of foreign
currency being hedged by a forward sale contract at a price
no higher than the forward contract price. As another
alternative, a Fund may purchase a put option permitting
the Fund to sell the amount of foreign currency subject to
a forward purchase contract at a price as high or higher
than the forward contact price.

      The precise matching of the amounts under forward
contracts and the value of the securities involved
generally will not be possible because the future value of
securities denominated in foreign currencies will change as
a consequence of market movements between the date the
forward contract is entered into and the date it is sold.
In some cases the Adviser or Subadviser might decide to
sell the security and deliver foreign currency to settle
the original purchase obligation. If the market value of
the security is less than the amount of foreign currency a
Fund is obligated to deliver, the Fund might have to
purchase additional foreign currency on the "spot" (that
is, cash) market to settle the security trade. If the
market value of the security instead exceeds the amount of
foreign currency the Fund is obligated to deliver to settle
the trade, the Fund might have to sell on the spot market
some of the foreign currency received upon the sale of the
security. There will be additional transaction costs on the
spot market in those cases.

      The projection of short-term currency market
movements is extremely difficult, and the successful
execution of a short-term hedging strategy is highly
uncertain. Forward contracts involve the risk that
anticipated currency movements will not be accurately
predicted, causing a Fund to sustain losses on these
contracts and to pay additional transactions costs. The use
of forward contracts in this manner might reduce a Fund's
performance if there are unanticipated changes in currency
prices to a greater degree than if the Fund had not entered
into such contracts.

      At or before the maturity of a forward contract
requiring a Fund to sell a currency, it might sell a
portfolio security and use the sale proceeds to make
delivery of the currency. In the alternative a Fund might
retain the security and offset its contractual obligation
to deliver the currency by purchasing a second contract.
Under that contract the Fund will obtain, on the same
maturity date, the same amount of the currency that it is
obligated to deliver. Similarly, a Fund might close out a
forward contract requiring it to purchase a specified
currency by entering into a second contract entitling it to
sell the same amount of the same currency on the maturity
date of the first contract. A Fund would realize a gain or
loss as a result of entering into such an offsetting
forward contract under either circumstance. The gain or
loss will depend on the extent to which the exchange rate
or rates between the currencies involved moved between the
execution dates of the first contract and offsetting
contract.

      The costs to a Fund of engaging in forward contracts
varies with factors such as the currencies involved, the
length of the contract period and the market conditions
then prevailing. Because forward contracts are usually
entered into on a principal basis, no brokerage fees or
commissions are involved. Because these contracts are not
traded on an exchange, a Fund must evaluate the credit and
performance risk of the counterparty under each forward
contract.

      Although a Fund values its assets daily in terms of
U.S. dollars, it does not intend to convert its holdings of
foreign currencies into U.S. dollars on a daily basis. A
Fund may convert foreign currency from time to time, and
will incur costs in doing so. Foreign exchange dealers do
not charge a fee for conversion, but they do seek to
realize a profit based on the difference between the prices
at which they buy and sell various currencies. Thus, a
dealer might offer to sell a foreign currency to a Fund at
one rate, while offering a lesser rate of exchange if the
Fund desires to resell that currency to the dealer.

            ? Swap Transactions. Each Fund (other than the
OSM - Mercury Advisors S&P 500 Index Fund) can enter into
interest rate swap agreements. In an interest rate swap,
the Fund and another party exchange their right to receive
or their obligation to pay interest on a security. For
example, they might swap the right to receive floating rate
payments for fixed rate payments. A Fund can enter into
swaps only on securities that it owns. A Fund will not
enter into swaps with respect to more than 25% of its total
assets. Also, a Fund will segregate liquid assets (such as
cash or U.S. government securities) to cover any amounts it
could owe under swaps that exceed the amounts it is
entitled to receive, and it will adjust that amount daily,
as needed.

      Swap agreements entail both interest rate risk and
credit risk. There is a risk that, based on movements of
interest rates in the future, the payments made by a Fund
under a swap agreement will be greater than the payments it
received. Credit risk arises from the possibility that the
counterparty will default. If the counterparty defaults,
the Fund's loss will consist of the net amount of
contractual interest payments that the Fund has not yet
received. The Adviser or Subadviser will monitor the
creditworthiness of counterparties to a Fund's interest
rate swap transactions on an ongoing basis.

      Each Fund can enter into swap transactions with
certain counterparties pursuant to master netting
agreements. A master netting agreement provides that all
swaps done between a Fund and that counterparty shall be
regarded as parts of an integral agreement. If amounts are
payable on a particular date in the same currency in
respect of one or more swap transactions, the amount
payable on that date in that currency shall be the net
amount. In addition, the master netting agreement may
provide that if one party defaults generally or on one
swap, the counterparty can terminate all of the swaps with
that party. Under these agreements, if a default results in
a loss to one party, the measure of that party's damages is
calculated by reference to the average cost of a
replacement swap for each swap. It is measured by the
mark-to-market value at the time of the termination of each
swap. The gains and losses on all swaps are then netted,
and the result is the counterparty's gain or loss on
termination. The termination of all swaps and the netting
of gains and losses on termination is generally referred to
as "aggregation."

      The OSM - Mercury Advisors S&P 500 Index Fund and the
OSM - Salomon Brothers All Cap Fund are authorized to enter
into equity swap agreements, which are OTC contracts in
which one party agrees to make periodic payments based on
the change in market value of a specified equity security,
basket of equity securities or equity index in return for
periodic payments based on a fixed or variable interest
rate or the change in market value of a different equity
security, basket of securities or equity index. Swap
agreements may also be used to obtain exposure to a
security or market without owning or taking physical
custody of securities. The Fund will enter into an equity
swap transaction only if, immediately following the time
the Fund enters into the transaction, the aggregate
notional principal amount of equity swap transactions to
which the Fund is a party would not exceed 5% of the Fund's
net assets.

      |_| Additional Risk Factors of OTC Transactions;
Limitations on the Use of OTC Derivatives. Certain
Derivatives traded in OTC markets, including indexed
securities, swaps and OTC options, involve substantial
liquidity risk. The absence of liquidity may make it
difficult or impossible for the Fund to sell such
instruments promptly at an acceptable price. The absence of
liquidity may also make it more difficult for the Fund to
ascertain a market value for such instruments. The Fund
will therefore acquire illiquid OTC instruments (i) if the
agreement pursuant to which the instrument is purchased
contains a formula price at which the instrument may be
terminated or sold, or (ii) for which the Adviser or
Subadviser anticipates the Fund can receive on each
business day at least two independent bids or offers,
unless a quotation from only one dealer is available, in
which case that dealer's quotation may be used.

      Because Derivatives traded in OTC markets are not
guaranteed by an exchange or clearing corporation and
generally do not require payment of margin, to the extent
that the Fund has unrealized gains in such instruments or
has deposited collateral with its counterparty, the Fund is
at risk that its counterparty will become bankrupt or
otherwise fail to honor its obligations. The Fund will
attempt to minimize the risk that a counterparty will
become bankrupt or otherwise fail to honor its obligations
by engaging in transactions in derivatives traded in OTC
markets only with financial institutions which have
substantial capital or which have provided the Fund with a
third party guaranty or other credit enhancement.

      |_| Regulatory Aspects of Hedging Instruments. When
using futures and options on futures, a Fund is required to
operate within certain guidelines and restrictions with
respect to the use of futures as established by the
Commodities Futures Trading Commission (the "CFTC"). In
particular, a Fund is exempted from registration with the
CFTC as a "commodity pool operator" if it complies with the
requirements of Rule 4.5 adopted by the CFTC. The Rule does
not limit the percentage of a Fund's assets that may be
used for futures margin and related options premiums for a
bona fide hedging position. However, under the Rule, a Fund
must limit its aggregate initial futures margin and related
options premiums to not more than 5% of its net assets for
hedging strategies that are not considered bona fide
hedging strategies under the Rule. Under the Rule, a Fund
must also use short futures and options on futures solely
for bona fide hedging purposes within the meaning and
intent of the applicable provisions of the Commodity
Exchange Act.

      Transactions in options by a Fund are subject to
limitations established by the option exchanges. The
exchanges limit the maximum number of options that may be
written or held by a single investor or group of investors
acting in concert. Those limits apply regardless of whether
the options were written or purchased on the same or
different exchanges or are held in one or more accounts or
through one or more different exchanges or through one or
more brokers. Thus, the number of options that a Fund may
write or hold may be affected by options written or held by
other entities, including other investment companies having
the same adviser as a Fund (or an adviser that is an
affiliate of a Fund's adviser). The exchanges also impose
position limits on futures transactions. An exchange may
order the liquidation of positions found to be in violation
of those limits and may impose certain other sanctions.

      Under the Investment Company Act, when a Fund
purchases a future, it must maintain cash or readily
marketable short-term debt instruments in an amount equal
to the market value of the securities underlying the
future, less the margin deposit applicable to it.

      |_| Tax Aspects of Certain Hedging Instruments.
Certain foreign currency exchange contracts in which a Fund
may invest are treated as "Section 1256 contracts" under
the Internal Revenue Code. In general, gains or losses
relating to Section 1256 contracts are characterized as 60%
long-term and 40% short-term capital gains or losses under
the Code. However, foreign currency gains or losses arising
from Section 1256 contracts that are forward contracts
generally are treated as ordinary income or loss. In
addition, Section 1256 contracts held by a Fund at the end
of each taxable year are "marked-to-market," and unrealized
gains or losses are treated as though they were realized.
These contracts also may be marked-to-market for purposes
of determining the excise tax applicable to investment
company distributions and for other purposes under rules
prescribed pursuant to the Internal Revenue Code. An
election can be made by a Fund to exempt those transactions
from this marked-to-market treatment.

      Certain forward contracts a Fund enters into may
result in "straddles" for federal income tax purposes. The
straddle rules may affect the character and timing of gains
(or losses) recognized by a Fund on straddle positions.
Generally, a loss sustained on the disposition of a
position making up a straddle is allowed only to the extent
that the loss exceeds any unrecognized gain in the
offsetting positions making up the straddle. Disallowed
loss is generally allowed at the point where there is no
unrecognized gain in the offsetting positions making up the
straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, the following gains
or losses are treated as ordinary income or loss:
(1)   gains or losses attributable to fluctuations in
         exchange rates that occur between the time the
         Fund accrues interest or other receivables or
         accrues expenses or other liabilities denominated
         in a foreign currency and the time the Fund
         actually collects such receivables or pays such
         liabilities, and
(2)   gains or losses attributable to fluctuations in the
         value of a foreign currency between the date of
         acquisition of a debt security denominated in a
         foreign currency or foreign currency forward
         contracts and the date of disposition.

      Currency gains and losses are offset against market
gains and losses on each trade before determining a net
"Section 988" gain or loss under the Internal Revenue Code
for that trade, which may increase or decrease the amount
of a Fund's investment income available for distribution to
its shareholders.

      |X| Temporary Defensive and Interim Investments. When
market conditions are unstable, or the Adviser or
Subadviser believes it is otherwise appropriate to reduce
holdings in stocks, a Fund (except for the OSM - Mercury
Advisors S&P 500 Index Fund) can invest in a variety of
debt securities for defensive purposes. A Fund can also
purchase these securities for liquidity purposes to meet
cash needs due to the redemption of Fund shares, or to hold
while waiting to reinvest cash received from the sale of
other portfolio securities. A Fund can buy:
      |_|   high-quality, short-term money market
         instruments, including those issued by the U. S.
         Treasury or other government agencies,
|_|   commercial paper (short-term, unsecured, promissory
         notes of domestic or foreign companies),
|_|   short-term debt obligations of corporate issuers,
      |_|   certificates of deposit and bankers'
         acceptances of domestic and foreign banks and
         savings and loan associations, and
      |_|   repurchase agreements and purchase and sale
         agreements.

      Short-term debt securities would normally be selected
for defensive or cash management purposes because they can
normally be disposed of quickly, are not generally subject
to significant fluctuations in principal value and their
value will be less subject to interest rate risk than
longer-term debt securities.

Investment Restrictions

      |X| What Are "Fundamental Policies?"  Fundamental
policies are those policies that each Fund has adopted to
govern its investments that can be changed only by the vote
of a "majority" of the Fund's outstanding voting
securities. Under the Investment Company Act, a "majority"
vote is defined as the vote of the holders of the lesser of:
      |_|         67% or more of the shares present or
         represented by proxy at a shareholder meeting, if
         the holders of more than 50% of the outstanding
         shares are present or represented by proxy, or
      |_|         more than 50% of the outstanding shares.

      The investment objectives of the OSM - Mercury
Advisors Focus Growth Fund, OSM - Jennison Growth Fund, OSM
- QM Active Balanced Fund and the OSM - Salomon Brothers
All Cap Fund are fundamental policies. The investment
objectives of the OSM - Mercury Advisors S&P 500 Index Fund
and the OSM - Gartmore Millennium Growth Fund II are
non-fundamental policies. Other policies described in the
Prospectus or this Statement of Additional Information are
"fundamental" only if they are identified as such. The
Funds' Board of Trustees can change non-fundamental
policies without shareholder approval. The Board of
Trustees of the Master Funds in which the OSM - Mercury
Advisors S&P 500 Index Fund and the OSM - Mercury Advisors
Focus Growth Fund invest can change non-fundamental
policies of the respective Master Fund without shareholder
approval. However, significant changes to investment
policies will be described in supplements or updates to the
Prospectus or this Statement of Additional Information, as
appropriate. Each Fund's most significant investment
policies are described in the Prospectus.

      |X| Do the Funds Have Additional Fundamental
Policies?

      OSM - Mercury Advisors S&P 500 Index Fund - The
following investment restrictions are fundamental policies
of OSM - Mercury Advisors S&P 500 Index Fund. Provided that
none of the following restrictions shall prevent the Fund
from investing all of its assets in shares of another
registered investment company with the same investment
objective (in a master/feeder structure), the Fund may not:

1.    Make any investment inconsistent with the Fund's
         classification as a non-diversified company under
         the Investment Company Act.

2.    Invest more than 25% of its total assets, taken at
         market value, in the securities of issuers in any
         particular industry (excluding the U.S. Government
         and its agencies and instrumentalities); provided,
         that in replicating the weighting of a particular
         industry in its target index, the Fund may invest
         more than 25% of its total assets in securities of
         issuers in that industry when the assets of
         companies included in the target index that are in
         the industry represent more than 25% of the total
         assets of all companies included in the index.

3.    Make investments for the purpose of exercising
         control or management.

4.    Purchase or sell real estate, except that, to the
         extent permitted by law, the Fund may invest in
         securities directly or indirectly secured by real
         estate or interests therein or issued by companies
         which invest in real estate or interests therein.

5.    Make loans to other persons, except that the
         acquisition of bonds, debentures or other
         corporate debt securities and investment in
         government obligations, commercial paper,
         pass-through instruments, certificates of deposit,
         bankers' acceptances, repurchase agreements or any
         similar instruments shall not be deemed to be the
         making of a loan, and except further that the Fund
         may lend its portfolio securities, provided that
         the lending of portfolio securities may be made
         only in accordance with applicable law and the
         guidelines set forth in the Fund's Registration
         Statement, as it may be amended from time to time.

6.    Issue senior securities to the extent such issuance
         would violate applicable law.

7.    Borrow money, except that (i) the Fund may borrow
         from banks (as defined in the Investment Company
         Act) in amounts up to 33 1/3% of its total assets
         (including the amount borrowed), (ii) the Fund may
         borrow up to an additional 5% of its total assets
         for temporary purposes, (iii) the Fund may obtain
         such short term credit as may be necessary for the
         clearance of purchases and sales of portfolio
         securities, and (iv) the Fund may purchase
         securities on margin to the extent permitted by
         applicable law. The Fund may not pledge its assets
         other than to secure such borrowings or, to the
         extent permitted by the Fund's investment policies
         as set forth in its Registration Statement, as it
         may be amended from time to time, in connection
         with hedging transactions, short sales, when
         issued and forward commitment transactions and
         similar investment strategies.

8.    Underwrite securities of other issuers except insofar
         as the Fund technically may be deemed an
         underwriter under the Securities Act in selling
         portfolio securities.

9.    Purchase or sell commodities or contracts on
         commodities, except to the extent that the Fund
         may do so in accordance with applicable law and
         the Fund's registration statement, as it may be
         amended from time to time, and without registering
         as a commodity pool operator under the Commodity
         Exchange Act.

      With respect to the Fund's fundamental restriction on
purchasing securities on margin, the Fund is currently
prohibited by law from purchasing securities on margin and
will not do so unless current law changes. In addition,
although the Fund is classified as a non-diversified fund
under the Investment Company Act and is not subject to the
diversification requirements of the Investment Company Act,
the Fund is required to comply with certain requirements
under the Internal Revenue Code of 1986, as amended (the
"Code"). These requirements include limiting its
investments so that at the close of each quarter of the
taxable year (i) not more than 25% of the market value of
the Fund's total assets are invested in the securities of a
single issuer, or any two (2) or more issuers which are
controlled by the Fund and engaged in the same, similar or
related businesses, and (ii) with respect to 50% of the
market value of its total assets, not more than 5% of the
market value of its total assets are invested in securities
of a single issuer, and the Fund does not own more than 10%
of the outstanding voting securities of a single issuer.
The U.S. Government, its agencies and instrumentalities and
other regulated investment companies are not included
within the definition of "issuer" for purposes of the
diversification requirements of the Code.

      The applicable Master Fund has adopted investment
restrictions substantially identical to the foregoing,
which are fundamental policies of the Master Fund and may
not be changed without the approval of the holders of a
majority of the interests of the Master Fund.

      In addition, the Fund has adopted non-fundamental
restrictions that may be changed by the Trustees without
shareholder approval. Like the fundamental restrictions,
none of the non-fundamental restrictions, including but not
limited to restriction (a) below, shall prevent the Fund
from investing all of its assets in shares of another
registered investment company with the same investment
objective (in a master/feeder structure). Under the
non-fundamental investment restrictions, the Fund may not:

(a)   Change its investment policy to invest at least 80%
          of its net assets (plus borrowings for investment
          purposes) in securities or other financial
          instruments in, or correlated with, its target
          index without providing shareholders with at
          least 60 days notice.

(b)   Purchase securities of other investment companies,
          except to the extent such purchases are permitted
          by applicable law. As a matter of policy,
          however, the Fund will not purchase shares of any
          registered open-end investment company or
          registered unit investment trust, in reliance on
          Section 12(d)(1)(F) or (G) (the "fund of funds"
          provisions) of the Investment Company Act, at any
          time the Fund's shares are owned by another
          investment company that is part of the same group
          of investment companies as the Fund.

(c)   Invest in securities that cannot be readily resold
          because of legal or contractual restrictions or
          that cannot otherwise be marketed, redeemed or
          put to the issuer or a third party because of a
          lack of an active trading market, if at the time
          of acquisition more than 15% of its net assets
          would be invested in such securities. This
          restriction shall not apply to securities that
          mature within seven (7) days or securities that
          the Trustees have otherwise determined to be
          liquid pursuant to applicable law. Securities
          purchased in accordance with Rule 144A under the
          Securities Act (which are restricted securities
          that can be resold to qualified institutional
          buyers, but not to the general public) and
          determined to be liquid by the Trustees are not
          subject to the limitations set forth in this
          investment restriction.

(d)   Make any additional investments if the amount of its
          borrowings exceeds 5% of its total assets.
          Borrowings do not include the use of investment
          techniques that may be deemed to create leverage,
          including, but not limited to, such techniques as
          dollar rolls, when-issued securities, options and
          futures.

      In addition to the non-fundamental investment
restrictions listed above notwithstanding fundamental
restriction 9 listed above, as a non-fundamental investment
restriction the Fund will not change fundamental
restriction 9 without first obtaining shareholder approval.
If a percentage restriction on the investment or use of
assets set forth above is adhered to at the time a
transaction is effected, later changes in percentages
resulting from changing values will not be considered a
violation (except for the Fund's policies on borrowing and
illiquid securities).

      The Master Fund has adopted non-fundamental
investment restrictions substantially identical to the
foregoing, which may be changed by the Trustees of the
Master Fund without shareholder approval.

      The staff of the Commission has taken the position
that purchased OTC options and the assets used as cover for
written OTC options are illiquid securities. Therefore, the
Fund and Master Fund have adopted an investment policy
pursuant to which neither the Fund nor the Master Fund will
purchase or sell OTC options (including OTC options on
futures contracts) if, as a result of such transaction, the
sum of the market value of OTC options currently
outstanding which are held by the Fund or the Master Fund,
the market value of the underlying securities covered by
OTC call options currently outstanding which were sold by
the Fund or the Master Fund and margin deposits on the
Fund's or the Master Fund's existing OTC options on futures
contracts exceeds 15% of the net assets of the Fund or the
Master Fund taken at market value, together with all other
assets of such Fund or the Master Fund which are illiquid
or are not otherwise readily marketable. However, if the
OTC option is sold by the Fund or the Master Fund to a
primary U.S. Government securities dealer recognized by the
Federal Reserve Bank of New York and if the Fund or the
Master Fund has the unconditional contractual right to
repurchase such OTC option from the dealer at a
predetermined price, then the Fund or the Master Fund will
treat as illiquid such amount of the underlying securities
as is equal to the repurchase price less the amount by
which the option is "in-the-money" (i.e., current market
value of the underlying securities minus the option's
strike price). The repurchase price with the primary
dealers is typically a formula price which is generally
based on a multiple of the premium received for the option,
plus the amount by which the option is "in-the-money."
This policy as to OTC options is not a fundamental policy
of the Fund or the Master Fund and may be amended by the
Trustees or the Directors without the approval of the
shareholders. However, the Trustees will not change or
modify this policy prior to the change or modification by
the Commission staff of its position.

      Rule 10f-3 under the Investment Company Act sets
forth the conditions under which the Master Fund may
purchase from an underwriting syndicate in which Merrill
Lynch is a member. Otherwise, the Fund and the Master Fund
are prohibited from engaging in portfolio transactions with
Merrill Lynch or its affiliates acting as principal without
an exemptive order. See "Portfolio Transactions and
Brokerage."

      OSM - Mercury Advisors Focus Growth Fund - The
following investment restrictions are fundamental policies
of OSM - Mercury Advisors Focus Growth Fund. Unless
otherwise provided, all references to the Fund's assets
below are in terms of current market value. Provided that
none of the following restrictions shall prevent the Fund
from investing all of its assets in shares of another
registered investment company with the same investment
objective (in a master/feeder structure), the Fund may not:

1.    Invest more than 25% of its total assets, taken at
         market value at the time of each investment, in
         the securities of issuers in any particular
         industry (excluding the U.S. Government and its
         agencies and instrumentalities).

2.    Make investments for the purpose of exercising
         control or management. Investments by the Fund in
         wholly-owned investment entities created under the
         laws of certain countries will not be deemed the
         making of investments for the purpose of
         exercising control or management.

3.    Purchase or sell real estate, except that, to the
         extent permitted by applicable law, the Fund may
         invest in securities directly or indirectly
         secured by real estate or interests therein or
         issued by companies that invest in real estate or
         interests therein.

4.    Make loans to other persons, except that the
         acquisition of bonds, debentures or other
         corporate debt securities and investment in
         governmental obligations, commercial paper,
         pass-through instruments, certificates of deposit,
         bankers' acceptances, repurchase agreements,
         purchase and sale contracts or any similar
         instruments shall not be deemed to be the making
         of a loan, and except further that the Fund may
         lend its portfolio securities, provided that the
         lending of portfolio securities may be made only
         in accordance with applicable law and the
         guidelines set forth in the Fund's Prospectus and
         Statement of Additional Information, as they may
         be amended from time to time.

5.    Issue senior securities to the extent such issuance
         would violate applicable law.

6.    Borrow money, except that (i) the Fund may borrow
         from banks (as defined in the Investment Company
         Act) in amounts up to 33 1/3% of its total assets
         (including the amount borrowed), (ii) the Fund may
         borrow up to an additional 5% of its total assets
         for temporary purposes, (iii) the Fund may obtain
         such short-term credit as may be necessary for the
         clearance of purchases and sales of portfolio
         securities and (iv) the Fund may purchase
         securities on margin to the extent permitted by
         applicable law. The Fund may not pledge its assets
         other than to secure such borrowings or, to the
         extent permitted by the Fund's investment policies
         as set forth in its Prospectus and Statement of
         Additional Information, as they may be amended
         from time to time, in connection with hedging
         transactions, short sales, when-issued and forward
         commitment transactions and similar investment
         strategies.

7.    Underwrite securities of other issuers except insofar
         as the Fund technically may be deemed an
         underwriter under the Securities Act of 1933 in
         selling portfolio securities.

8.    Purchase or sell commodities or contracts on
         commodities, except to the extent that the Fund
         may do so in accordance with applicable law and
         the Fund's Prospectus and Statement of Additional
         Information, as they may be amended from time to
         time, and without registering as a commodity pool
         operator under the Commodity Exchange Act.

      The applicable Master Fund in which the Fund invests
has adopted investment restrictions substantially identical
to the foregoing, which are fundamental policies of the
Master Fund and may not be changed with respect to the
Master Fund without the approval of the holders of a
majority of the interests of the Master Fund.

      In addition, the Fund has adopted non-fundamental
restrictions that may be changed by the Board of Trustees
of the Fund without shareholder approval. Like the
fundamental restrictions, none of the non-fundamental
restrictions, including but not limited to restriction (1)
below, shall prevent the Fund from investing all of its
assets in shares of another registered investment company
with the same investment objective (in a master/feeder
structure). The applicable Master Fund has adopted
investment restrictions substantially identical to the
following, which are non-fundamental policies of the Master
Fund and may be changed by the Trustees of the Master Fund
without shareholder approval. Under the non-fundamental
investment restrictions, the Fund may not:

1.    Purchase securities of other investment companies,
         except to the extent such purchases are permitted
         by applicable law. As a matter of policy, however,
         the Fund will not purchase shares of any
         registered open-end investment company or
         registered unit investment trust, in reliance on
         Section 12(d)(1)(F) or (G) (the "fund of funds"
         provisions) of the Investment Company Act, at any
         time its shares are owned by another investment
         company that is part of the same group of
         investment companies as the Fund.

2.    Make short sales of securities or maintain a short
         position, except to the extent permitted by
         applicable law.

3.    Invest in securities that cannot be readily resold
         because of legal or contractual restrictions or
         that cannot otherwise be marketed, redeemed or put
         to the issuer or a third party, if at the time of
         acquisition more than 15% of its net assets would
         be invested in such securities. This restriction
         shall not apply to securities that mature within
         seven (7) days or securities that the Trustees of
         the Fund have otherwise determined to be liquid
         pursuant to applicable law. Securities purchased
         in accordance with Rule 144A under the Securities
         Act (which are restricted securities that can be
         resold to qualified institutional buyers, but not
         to the general public) and determined to be liquid
         by the Board of Trustees of the Fund are not
         subject to the limitations set forth in this
         investment restriction.

4.    Notwithstanding fundamental investment restriction
         (6) above, borrow money or pledge its assets,
         except that the Fund (a) may borrow from a bank as
         a temporary measure for extraordinary or emergency
         purposes or to meet redemption in amounts not
         exceeding 33 1/3% (taken at market value) of its
         total assets and pledge its assets to secure such
         borrowing, (b) may obtain such short-term credit
         as may be necessary for the clearance of purchases
         and sales of portfolio securities and (c) may
         purchase securities on margin to the extent
         permitted by applicable law. However, at the
         present time, applicable law prohibits the Fund
         from purchasing securities on margin. The deposit
         or payment by the Fund of initial or variation
         margin in connection with financial futures
         contracts or options transactions is not
         considered to be the purchase of a security on
         margin. The purchase of securities while a
         borrowing is outstanding will have the effect of
         leveraging the Fund. Such leveraging or borrowing
         increases the Fund's exposure to capital risk and
         borrowed funds are subject to interest costs which
         will reduce net income. The Fund will not purchase
         securities while borrowing exceeds 5% of its total
         assets.

      The staff of the Commission has taken the position
that purchased OTC options and the assets used as cover for
written OTC options are illiquid securities. Therefore, the
Fund and the Master Fund have adopted an investment policy
pursuant to which neither the Fund nor the Master Fund will
purchase or sell OTC options (including OTC options on
futures contracts) if, as a result of such transaction, the
sum of the market value of OTC options currently
outstanding that are held by the Fund or the Master Fund,
the market value of the underlying securities covered by
OTC call options currently outstanding that were sold by
the Fund or the Master Fund and margin deposits on the
Fund's or the Master Fund's existing OTC options on
financial futures contracts exceeds 15% of the net assets
of the Fund or the Master Fund, taken at market value,
together with all other assets of the Fund or the Master
Fund that are illiquid or are not otherwise readily
marketable. However, if the OTC option is sold by the Fund
or the Master Fund to a primary U.S. Government securities
dealer recognized by the Federal Reserve Bank of New York
and if the Fund or the Master Fund has the unconditional
contractual right to repurchase such OTC option from the
dealer at a predetermined price, then the Fund or the
Master Fund will treat as illiquid such amount of the
underlying securities as is equal to the repurchase price
less the amount by which the option is "in-the-money"
(i.e., current market value of the underlying securities
minus the option's strike price). The repurchase price with
the primary dealers is typically a formula price that is
generally based on a multiple of the premium received for
the option, plus the amount by which the option is
"in-the-money."  This policy as to OTC options is not a
fundamental policy of the Fund or the Master Fund and may
be amended by the Board of Trustees of the Fund or the
Board of Trustees of the Master Fund without the approval
of the Fund's shareholders. However, the Trustees will not
change or modify this policy prior to the change or
modification by the Commission staff of its position.

      In addition, as a non-fundamental policy that may be
changed by the Board of Trustees and to the extent required
by the Commission or its staff, the Fund will, for purposes
of fundamental investment restrictions (1) and (2), treat
securities issued or guaranteed by the government of any
one foreign country as the obligations of a single issuer.

      As another non-fundamental policy, the Fund will not
invest in securities that are (a) subject to material legal
restrictions on repatriation of assets or (b) cannot be
readily resold because of legal or contractual restrictions
or which are not otherwise readily marketable, including
repurchase agreements and purchase and sales contracts
maturing in more than seven (7) days, if, regarding all
such securities, more than 15% of its net assets, taken at
market value would be invested in such securities.

      Because of the affiliation of Merrill Lynch with
Mercury Advisors, the Master Fund is prohibited from
engaging in certain transactions involving Merrill Lynch or
its affiliates except for brokerage transactions permitted
under the Investment Company Act involving only usual and
customary commissions or transactions pursuant to an
exemptive order under the Investment Company Act. See
"Portfolio Transactions and Brokerage."  Without such an
exemptive order the Master Fund would be prohibited from
engaging in portfolio transactions with Merrill Lynch or
any of its affiliates acting as principal. Rule 10f-3 under
the Investment Company Act sets forth the conditions under
which the Master Fund may purchase from an underwriting
syndicate in which Merrill Lynch is a member.

      OSM - QM Active Balanced Fund, OSM - Jennison Growth
Fund, OSM - Salomon Brothers All Cap Fund and OSM -
Gartmore Millennium Growth Fund II - The following
investment restrictions are fundamental policies of the OSM
- QM Active Balanced Fund, OSM - Jennison Growth Fund, OSM
- Salomon Brothers All Cap Fund and the OSM - Gartmore
Millennium Growth Fund II.

      |_|   The Fund cannot buy securities issued or
         guaranteed by any one issuer if more than 5% of
         its total assets would be invested in securities
         of that issuer or if it would then own more than
         10% of that issuer's voting securities. That
         restriction applies to 75% of the Fund's total
         assets (50% of the OSM - Salomon Brothers All Cap
         Fund's total assets). The limit does not apply to
         securities issued by the U.S. Government or any of
         its agencies or instrumentalities or securities of
         other investment companies.
      |_|   The Fund cannot invest in physical commodities
         or physical commodity contracts. However, the Fund
         can buy and sell hedging instruments to the extent
         specified in its Prospectus and this Statement of
         Additional Information from time to time. The Fund
         can also buy and sell options, futures, securities
         or other instruments backed by, or the investment
         return from which, is linked to changes in the
         price of, physical commodities.
|_|   The Fund cannot make loans except (a) through lending
         of securities, (b) through the purchase of debt
         instruments, loan participations or similar
         evidences of indebtedness, (c) through an
         inter-fund lending program with other affiliated
         funds, and (d) through repurchase agreements.
|_|   The Fund cannot borrow money in excess of 33 1/3% of
         the value of its total assets. The Fund may borrow
         only from banks and/or affiliated investment
         companies. With respect to this fundamental
         policy, the Fund can borrow only if it maintains a
         300% ratio of assets to borrowings at all times in
         the manner set forth in the Investment Company Act.
|_|   The Fund cannot concentrate investments. That means
         it cannot invest 25% or more of its total assets
         in companies in any one industry.
      |_|   The Fund cannot underwrite securities of other
         companies. A permitted exception is in case it is
         deemed to be an underwriter under the Securities
         Act of 1933 when reselling any securities held in
         its own portfolio.
|_|   The Fund cannot invest in real estate or in interests
         in real estate. However, the Fund can purchase
         readily-marketable securities of companies holding
         real estate or interests in real estate.
|_|   The Fund cannot issue "senior securities."  However,
         that restriction does not prohibit the Fund from
         borrowing money subject to the provisions set
         forth in this Statement of Additional Information,
         or from entering into margin, collateral or escrow
         arrangements permitted by its other investment
         policies.

      |X| Do the Funds Have Any Restrictions That Are Not
Fundamental?  Each Fund has a number of other investment
restrictions that are not fundamental policies, which means
that they can be changed by vote of a majority of a Fund's
Board of Trustees without shareholder approval.

|_|   A Fund cannot invest in companies for the purpose of
         acquiring control or management of them.
|_|   A Fund cannot pledge, mortgage or hypothecate any of
         its assets. However, this does not prohibit the
         escrow arrangements contemplated by writing
         covered call options or other collateral or margin
         arrangements in connection with any of the hedging
         instruments permitted by any of its other
         investment policies.

      Unless the Prospectus or this Statement of Additional
Information states that a percentage restriction applies on
an ongoing basis, it applies only at the time the Fund
makes an investment. A Fund need not sell securities to
meet the percentage limits if the value of the investment
increases in proportion to the size of the Fund.

      For purposes of a Fund's policy not to concentrate
its investments as described above, a Fund has adopted the
industry classifications set forth in Appendix B to this
Statement of Additional Information. That is not a
fundamental policy.

How the Funds are Managed

Organization and History. Oppenheimer Select Managers (the
"Trust") is an open-end management investment company with
an unlimited number of authorized shares of beneficial
interest. The Trust was organized as a Massachusetts
business trust on November 10, 2000.

      Classes  of  Shares.   The  Trustees  are  authorized,
without  shareholder  approval,  to create  new  series  and classes of shares.  The  Trustees  may  reclassify  unissued shares  of a Fund  into  additional  series  or  classes  of shares.  The Trustees  also may divide or combine the shares of a  class  into a  greater  or  lesser  number  of  shares without changing the proportionate  beneficial interest of a shareholder  in the  Fund.  Shares  do not  have  cumulative voting rights or preemptive or subscription  rights.  Shares may be voted in person or by proxy at shareholder meetings.

      Each Fund currently has five classes of shares: Class
A, Class B, Class C, Class N and Class Y. All classes
invest in the same investment portfolio. Only retirement
plans may purchase Class N shares. Only certain
institutional investors may elect to purchase Class Y
shares. Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the
         different classes,
o     may have a different net asset value,
o     may have separate voting rights on matters in which
         interests of one class are different from
         interests of another class, and
o     votes as a class on matters that affect that class
         alone.

      Shares are freely transferable, and each share of
each class has one vote at shareholder meetings, with
fractional shares voting proportionally on matters
submitted to the vote of shareholders. Each share of a Fund
represents an interest in the Fund proportionately equal to
the interest of each other share of the same class.

      Meetings of Shareholders. As a Massachusetts business
trust, the Trust is not required to hold, and does not plan
to hold, regular annual meetings of shareholders. The Trust
will hold meetings when required to do so by the Investment
Company Act or other applicable law. It will also do so
when a shareholder meeting is called by the Trustees or
upon proper request of the shareholders.

      Shareholders have the right, upon the declaration in
writing or vote of two-thirds of the outstanding shares of
the Trust, to remove a Trustee. The Trustees will call a
meeting of shareholders to vote on the removal of a Trustee
upon the written request of the record holders of 10% of
its outstanding shares. If the Trustees receive a request
from at least 10 shareholders stating that they wish to
communicate with other shareholders to request a meeting to
remove a Trustee, the Trustees will then either make the
Trust's shareholder list available to the applicants or
mail their communication to all other shareholders at the
applicants' expense. The shareholders making the request
must have been shareholders for at least six months and
must hold shares of a Fund valued at $25,000 or more or
constituting at least 1% of a Fund's outstanding shares.
The Trustees may also take other action as permitted by the
Investment Company Act.

      Shareholder and Trustee Liability. The Trust's
Declaration of Trust contains an express disclaimer of
shareholder or Trustee liability for the Trust's
obligations. It also provides for indemnification and
reimbursement of expenses out of the Trust's property for
any shareholder held personally liable for its obligations.
The Declaration of Trust also states that upon request, the
Trust shall assume the defense of any claim made against a
shareholder for any act or obligation of a Fund and shall
satisfy any judgment on that claim. Massachusetts law
permits a shareholder of a business trust (such as the
Trust) to be held personally liable as a "partner" under
certain circumstances. However, the risk that a Fund
shareholder will incur financial loss from being held
liable as a "partner" of the Trust is limited to the
relatively remote circumstances in which the Trust would be
unable to meet its obligations.

      The Trust's contractual arrangements state that any
person doing business with the Trust and each Fund (and
each shareholder of a Fund) agrees under its Declaration of
Trust to look solely to the assets of each series for
satisfaction of any claim or demand that may arise out of
any dealings with that series. Additionally, the Trustees
shall have no personal liability to any such person, to the
extent permitted by law.

Board of Trustees and Oversight Committees. The Trust and
each series of the Trust is governed by a Board of
Trustees, which is responsible for protecting the interests
of shareholders under Massachusetts law. The Trustees meet
periodically throughout the year to oversee each Fund's
activities, review its performance, and review the actions
of the Adviser and Subadvisers. Although the Trust will not
normally hold annual meetings of its shareholders, it may
hold shareholder meetings from time to time on important
matters, and shareholders have certain rights to call a
meeting to remove a Trustee or to take other action as
described in the Trust's Declaration of Trust.

      The Board of Trustees has an Audit Committee and a
Review Committee. The Audit Committee is comprised solely
of Independent Trustees. The members of the Audit Committee
are Edward L. Cameron (Chairman), William L. Armstrong,
George C. Bowen and Robert J. Malone. The Audit Committee
held 7 meetings during the fiscal years ended November 30,
2002 and December 3, 2002. The Audit Committee furnishes
the Board with recommendations regarding the selection of
the Trust's independent auditors. Other main functions of
the Audit Committee include, but are not limited to: (i)
reviewing the scope and results of audits and the audit
fees charged; (ii) reviewing reports from the Trust's
independent auditors regarding the Fund's internal
accounting procedures and controls; and (iii) establishing
a separate line of communication between the Trust's
independent auditors and its independent Trustees.

      The Audit Committee's functions include selecting and
nominating, to the full Board, nominees for election as
Trustees, and selecting and nominating Independent Trustees
for election. The Audit Committee may, but need not,
consider the advice and recommendation of the Manager and
its affiliates in selecting nominees. The full Board elects
new trustees except for those instances when a shareholder
vote is required.

      To date, the Committee has been able to identify from
its own resources an ample number of qualified candidates.
Nonetheless, shareholders may submit names of individuals,
accompanied by complete and properly supported resumes, for
the Audit Committee's consideration by mailing such
information to the Committee in care of the Trust. The
Committee may consider such persons at such time as it
meets to consider possible nominees. The Committee,
however, reserves sole discretion to determine the
candidates to present to the Board and/or shareholders when
it meets for the purpose considering potential nominees.

      The members of the Review Committee are Jon S. Fossel
(Chairman), Robert G. Avis, Sam Freedman, Beverly Hamilton
and F. William Marshall, Jr. The Review Committee held 7
meetings during the fiscal years ended November 30, 2002
and December 31, 2002. Among other functions, the Review
Committee reviews reports and makes recommendations to the
Board concerning the fees paid to the Trust's transfer
agent and the services provided to each Fund by the
transfer agent. The Review Committee also reviews each
Fund's investment performance and policies and procedures
adopted by the Trust to comply with Investment Company Act
and other applicable law.

Trustees and Officers of the Trust. Except for Mr. Murphy,
each of the Trustees is an "Independent Trustee," as
defined in the Investment Company Act. Mr. Murphy is an
"Interested Trustee," because he is affiliated with the
Manager by virtue of his positions as an officer and
director of the Manager, and as a shareholder of its parent
company. Mr. Murphy was elected as a Trustee of the Trust
with the understanding that in the event he ceases to be
the chief executive officer of the Manager, he will resign
as a trustee of the Trust and the other Board II Funds
(defined below) for which he is a trustee or director.

      The Trust's Trustees and officers and their positions
held with the Trust and length of service in such
position(s) and their principal occupations and business
affiliations during the past five years are listed in the
chart below. The information for the Trustees also includes
the dollar range of shares of the Funds as well as the
aggregate dollar range of shares beneficially owned in any
of the Oppenheimer funds overseen by the Trustees. All of
the Trustees are also trustees or directors of the
following Oppenheimer funds (except for Ms. Hamilton and
Mr. Malone, who are not Trustees of Oppenheimer Senior
Floating Rate Fund and Mr. Murphy is not a Trustee or
Managing General Partner of any of the Centennial trusts)
(referred to as "Board II Funds"):

Oppenheimer Cash Reserves                Oppenheimer Select Managers
Oppenheimer Champion Income Fund         Oppenheimer Senior Floating Rate Fund
Oppenheimer Capital Income Fund          Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund              Oppenheimer Total Return Fund, Inc.
Oppenheimer International Bond Fund      Oppenheimer Variable Account Funds
Oppenheimer Integrity Funds              Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund Centennial America Fund, L. P.
Oppenheimer Main Street Funds, Inc.      Centennial California Tax Exempt Trust
Oppenheimer   Main  Street   Opportunity
Fund                                     Centennial Government Trust
Oppenheimer Main Street Small Cap Fund   Centennial Money Market Trust
Oppenheimer Municipal Fund               Centennial New York Tax Exempt Trust
Oppenheimer Real Asset Fund              Centennial Tax Exempt Trust

      Present or former  officers,  directors,  trustees and
employees  (and  their  immediate  family  members)  of  the
Trust, the Manager and its affiliates,  and retirement plans established  by them for their  employees  are  permitted to
purchase   Class  A  shares  of  the  Funds  and  the  other
Oppenheimer  funds at net asset value  without sales charge.
The  sales  charges  on Class A shares  is  waived  for that group because of the economies of sales efforts  realized by the Distributor.

      Messrs. Murphy, Masterson, Molleur, Vottiero, Wixted
and Zack, and Mses. Bechtolt, Feld and Ives who are
officers of the Trust, respectively hold the same offices
with one or more of the other Board II Funds as with the
Trust. As of March 11 2003, the Trustees and officers of
the Trust, as a group, owned of record or beneficially less
than 1% of each class of shares of any Fund. The foregoing
statement does not reflect ownership of shares held of
record by an employee benefit plan for employees of the
Manager, other than the shares beneficially owned under
that plan by the officers of the Trust listed above. In
addition, each Independent Trustee, and his family members,
do not own securities of either the Manager or Distributor
of the Board II Funds or any person directly or indirectly
controlling, controlled by or under common control with the
Manager or Distributor.

      Trustees and Officers of the Merrill Lynch Maser
Funds. For information about the Trustees and Officers of
the Quantitative Master Series Trust (the Master Fund in
which the OSM - Mercury Advisors S&P 500 Index Fund invests
all of its assets) you should refer to the Registration
Statement of the Quantitative Master Series Trust
(Investment Company Act File No. 811-7885). For information
about the Trustees and Officers of the Master Focus Twenty
Trust (the Master Fund in which the OSM - Mercury Advisors
Focus Growth Fund invests all of its assets) you should
refer to the Registration Statement of the Mast Focus
Twenty Trust (Investment Company Act File No. 811-08735).
You can review each Trust's Registration Statement at the
SEC's website at www.sec.gov.

      Affiliated Transactions and Material Business
Relationships. In 2001, Mr. Swain surrendered for
cancellation 60,000 options of Oppenheimer Acquisition
Company ("OAC") (the Manager's parent holding company) to
MassMutual for a cash payment of $2,700,600.

      Mr. Swain has reported that he sold a residential
property to Mr. Freedman on October 23, 2001 for $1.2
million. An independent appraisal of the property supported
the sale price.

      The address of each Trustee in the chart below is
6803 S. Tucson Way, Centennial, CO 80112-3924. Each Trustee
serves for an indefinite term, until his or her
resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Independent Trustees
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,               Principal Occupation(s) During Past 5     Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                                                                         Beneficially
                                                                         Owned in
                    Years;                                    Range of   Any of the
Position(s) Held    Other Trusteeships/Directorships Held by  Shares     Oppenheimer
with Fund,          Trustee;                                  BeneficiallFunds
Length of Service,  Number of Portfolios in Fund Complex      Owned in   Overseen
Age                 Currently Overseen by Trustee             each Fund  by Trustee
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2002
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
James C. Swain,     Formerly,  Chief Executive Officer (until $0         Over
Chairman and        August  27,  2002) of the Board II Funds,            $100,000
Trustee since 2001  Vice Chairman  (until January 2, 2002) of
Age: 69             the Manager and  President and a director
                    (until   1997)   of   Centennial    Asset
                    Management  Corporation  (a  wholly-owned
                    investment  advisory  subsidiary  of  the
                    Manager).  Oversees 42  portfolios in the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
William L.          Chairman   of   the   following   private $0         $50,001-
Armstrong,          mortgage banking companies:  Cherry Creek            $100,000
Trustee since 2001  Mortgage     Company     (since    1991),
Age: 66             Centennial  State Mortgage Company (since
                    1994),   The  El  Paso  Mortgage  Company
                    (since   1993),    Transland    Financial
                    Services,  Inc. (since 1997); Chairman of
                    the following  private  companies:  Great
                    Frontier  Insurance   (insurance  agency)
                    (since    1995),     Ambassador     Media
                    Corporation and Broadway  Ventures (since
                    1984);   a  director  of  the   following
                    public  companies:   Helmerich  &  Payne,
                    Inc.  (oil  and  gas  drilling/production
                    company)  (since 1992) and  UNUMProvident
                    (insurance  company)  (since  1991).  Mr.
                    Armstrong is also a  Director/Trustee  of
                    Campus   Crusade   for   Christ  and  the
                    Bradley  Foundation.  Formerly a director
                    of  the  following:   Storage  Technology
                    Corporation  (a  publicly-held   computer
                    equipment company)  (1991-February 2003),
                    International     Family    Entertainment
                    (television   channel)   (1992-1997)  and
                    Natec  Resources,   Inc.  (air  pollution
                    control  equipment and services  company)
                    (1991-1995),  Frontier Real Estate,  Inc.
                    (residential   real   estate   brokerage)
                    (1994-1999),  and  Frontier  Title (title
                    insurance  agency)  (1995-June  1999);  a
                    U.S.   Senator   (January    1979-January
                    1991).  Oversees  42  portfolios  in  the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Avis,     Formerly,  Director and President of A.G. $0         $1-$10,000
Trustee since 2001  Edwards  Capital,  Inc.  (General Partner
Age: 71             of private equity funds) (until  February
                    2001);  Chairman,   President  and  Chief
                    Executive   Officer   of   A.G.   Edwards
                    Capital,  Inc.  (until March 2000);  Vice
                    Chairman  and  Director of A.G.  Edwards,
                    Inc. and Vice Chairman of A.G.  Edwards &
                    Sons,   Inc.   (its   brokerage   company
                    subsidiary) (until March 1999);  Chairman
                    of A.G.  Edwards Trust Company and A.G.E.
                    Asset  Management   (investment  advisor)
                    (until  March   1999);   and  a  Director
                    (until  March  2000)  of A.G.  Edwards &
                    Sons  and  A.G.  Edwards  Trust  Company.
                    Oversees    42    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
George C. Bowen,    Formerly (until April 1999):  Senior Vice $0         Over
Trustee since 2001  President   (from   September  1987)  and            $100,000
Age: 66             Treasurer   (from   March  1985)  of  the
                    Manager;  Vice President (from June 1983)
                    and  Treasurer   (since  March  1985)  of
                    OppenheimerFunds   Distributor,  Inc.  (a
                    subsidiary of the  Manager);  Senior Vice
                    President    (since    February    1992),
                    Treasurer  (since  July  1991)  Assistant
                    Secretary and a director  (since December
                    1991)  of  Centennial   Asset  Management
                    Corporation;    Vice   President   (since
                    October 1989) and Treasurer  (since April
                    1986)  of  HarbourView  Asset  Management
                    Corporation   (an   investment   advisory
                    subsidiary  of the  Manager);  President,
                    Treasurer    and   a    director    (June
                    1989-January  1990) of Centennial Capital
                    Corporation   (an   investment   advisory
                    subsidiary   of   the   Manager);    Vice
                    President  and  Treasurer  (since  August
                    1978) and  Secretary  (since  April 1981)
                    of   Shareholder   Services,    Inc.   (a
                    transfer   agent    subsidiary   of   the
                    Manager);  Vice President,  Treasurer and
                    Secretary   (since   November   1989)  of
                    Shareholder  Financial Services,  Inc. (a
                    transfer   agent    subsidiary   of   the
                    Manager);   Assistant   Treasurer  (since
                    March  1998) of  Oppenheimer  Acquisition
                    Corp.      (the     Manager's      parent
                    corporation);  Treasurer  (since November
                    1989)    of    Oppenheimer    Partnership
                    Holdings,   Inc.   (a   holding   company
                    subsidiary   of   the   Manager);    Vice
                    President  and   Treasurer   (since  July
                    1996)   of    Oppenheimer    Real   Asset
                    Management,  Inc. (an investment advisory
                    subsidiary   of   the   Manager);   Chief
                    Executive  Officer  and  director  (since
                    March  1996)  of  MultiSource   Services,
                    Inc. (a  broker-dealer  subsidiary of the
                    Manager);  Treasurer (since October 1997)
                    of  OppenheimerFunds  International  Ltd.
                    and  Oppenheimer   Millennium  Funds  plc
                    (offshore  fund  management  subsidiaries
                    of the  Manager).  Oversees 42 portfolios
                    in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Edward L. Cameron,  A  member  of The  Life  Guard  of  Mount $0         $50,001-
Trustee since 2001  Vernon,  George  Washington's home (since            $100,000
Age: 64             June  2000).  Formerly  (March 2001 - May
                    2002)  Director of Genetic  ID, Inc.  and
                    its   subsidiaries   (a  privately   held
                    biotech   company);    a   partner   with
                    PricewaterhouseCoopers      LLP     (from
                    1974-1999)  (an   accounting   firm)  and
                    Chairman    (from    1994-1998),    Price
                    Waterhouse    LLP    Global    Investment
                    Management   Industry   Services   Group.
                    Oversees    42    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Jon S. Fossel,      Chairman  and  Director  (since  1998) of $0         Over
Trustee since 2001  Rocky    Mountain   Elk   Foundation   (a            $100,000
Age: 61             not-for-profit    foundation);    and   a
                    director  (since  October  1999)  of P.R.
                    Pharmaceuticals    (a   privately    held
                    company) and  UNUMProvident (an insurance
                    company)  (since June 1, 2002).  Formerly
                    Chairman  and a director  (until  October
                    1996) and President  and Chief  Executive
                    Officer   (until  October  1995)  of  the
                    Manager;   President,   Chief   Executive
                    Officer  and a  director  of  Oppenheimer
                    Acquisition Corp.,  Shareholders Services
                    Inc.    and    Shareholder     Financials
                    Services,   Inc.  (until  October  1995).
                    Oversees    42    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Sam Freedman,       Director    of    Colorado    Uplift   (a $0         Over
Trustee since 2001  non-profit   charity)  (since   September            $100,000
Age: 62             1984).  Formerly (until October 1994) Mr.
                    Freedman   held   several   positions  in
                    subsidiary  or  affiliated  companies  of
                    the Manager.  Oversees 42  portfolios  in
                    the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Beverly          L. Trustee   (since   1996)  of   MassMutual $0         $10,001-$50,000
Hamilton,           Institutional  Funds  and of  MML  Series
Trustee since 2002  Investment   Fund  (open-end   investment
Age: 56             companies);   Director  of  MML  Services
                    (since  April  1987)  and  America  Funds
                    Emerging   Markets   Growth  Fund  (since
                    October   1991)   (both  are   investment
                    companies),  The California  Endowment (a
                    philanthropy  organization)  (since April
                    2002),   and   Community    Hospital   of
                    Monterey   Peninsula,   (since   February
                    2002);  a trustee  (since  February 2000)
                    of  Monterey  International  Studies  (an
                    educational    organization),    and   an
                    advisor to Unilever  (Holland)'s  pension
                    fund and to Credit Suisse First  Boston's
                    Sprout   venture   capital   unit.   Mrs.
                    Hamilton   also  is  a   member   of  the
                    investment  committees of the Rockefeller
                    Foundation,  the  University  of Michigan
                    and    Hartford    Hospital.    Formerly,
                    President   (February   1991-April  2000)
                    ARCO   Investment   Management   Company.
                    Oversees    42    portfolios    in    the
                    OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert J. Malone,   Director    (since    2001)    of   Jones $0         Over
Trustee since 2002  Knowledge,   Inc.   (a   privately   held            $100,000
Age: 58             company), U.S. Exploration,  Inc., (since
                    1997),   Colorado  UpLIFT  (a  non-profit
                    organization)  (since 1986) and a trustee
                    of  the   Gallagher   Family   Foundation
                    (non-profit  organization)  (since 2000).
                    Formerly,   Chairman  of  U.S.   Bank  (a
                    subsidiary  of U.S.  Bancorp and formerly
                    Colorado     National     Bank,)    (July
                    1996-April  1,  1999) and a  director  of
                    Commercial   Assets,    Inc.   (a   REIT)
                    (1993-2000).  Oversees 42  portfolios  in
                    the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
F. William          Trustee   (since   1996)  of   MassMutual $0         Over
Marshall, Jr.,      Institutional  Funds  and of  MML  Series            $100,000
Trustee since 2001  Investment   Fund  (open-end   investment
Age: 60             companies);    Trustee    (since   1987),
                    Chairman  of the Board  (since  2003) and
                    Chairman  of  the  investment   committee
                    (since 1994) for the  Worcester  Polytech
                    Institute;    President   and   Treasurer
                    (since  January  1999) of the SIS Fund (a
                    private not for profit  charitable fund);
                    Trustee  (since 1995) of the  Springfield
                    Library and Museum  Association;  Trustee
                    (since  1996)  of  the  Community   Music
                    School of Springfield.  Formerly,  member
                    of  the   investment   committee  of  the
                    Community     Foundation    of    Western
                    Massachusetts  (1998  -  2003);  Chairman
                    (January  1999-July 1999) of SIS & Family
                    Bank,   F.S.B.   (formerly   SIS   Bank);
                    President,  Chief  Executive  Officer and
                    Director (May 1993-December  1998) of SIS
                    Bankcorp,  Inc.  and SIS  Bank  (formerly
                    Springfield  Institution for Savings) and
                    Executive   Vice    President    (January
                    1999-July   1999)  of  Peoples   Heritage
                    Financial   Group,   Inc.   Oversees   42
                    portfolios   in   the    OppenheimerFunds
                    complex.
-------------------------------------------------------------------------------------

      The address of Mr. Murphy in the chart below is 498
Seventh Avenue, New York, NY 10018. Mr. Murphy serves for
an indefinite term, until his resignation, death or removal.

-------------------------------------------------------------------------------------
                           Interested Trustee and Officer
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5      Dollar     Aggregate
                                                                         Dollar
                                                                         Range Of
                                                                         Shares
                   Years;                                     Range of   Beneficially
Position(s) Held   Other Trusteeships/Directorships Held by   Shares     Owned in
with Fund,         Trustee;                                   BeneficiallAny of the
Length of Service, Number of Portfolios in Fund Complex       Owned in   Oppenheimer
Age                Currently Overseen by Trustee              each Fund  Funds
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                                As of December 31,
                                                                       2002
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
John V. Murphy,    Chairman,   Chief  Executive  Officer  and $0         Over
President and      director  (since June 2001) and  President            $100,000
Trustee since 2001 (since  September  2000)  of the  Manager;
Age: 53            President  and a  director  or  trustee of
                   other Oppenheimer  funds;  President and a
                   director  (since July 2001) of Oppenheimer
                   Acquisition   Corp.   and  of  Oppenheimer
                   Partnership  Holdings,  Inc.;  a  director
                   (since November 2001) of  OppenheimerFunds
                   Distributor,    Inc.;   Chairman   and   a
                   director  (since July 2001) of Shareholder
                   Services,    Inc.   and   of   Shareholder
                   Financial Services,  Inc.; President and a
                   director     (since    July    2001)    of
                   OppenheimerFunds    Legacy    Program   (a
                   charitable  trust program  established  by
                   the Manager);  a director of the following
                   investment   advisory    subsidiaries   of
                   OppenheimerFunds,  Inc.: OFI Institutional
                   Asset  Management,   Inc.  and  Centennial
                   Asset   Management    Corporation   (since
                   November    2001),    HarbourView    Asset
                   Management  Corporation  and  OFI  Private
                   Investments,   Inc.   (since  July  2001);
                   President  (since  November 1, 2001) and a
                   director  (since July 2001) of Oppenheimer
                   Real Asset  Management,  Inc.;  a director
                   (since    November    2001)   of   Trinity
                   Investment  Management  Corp.  and Tremont
                   Advisers,    Inc.   (investment   advisory
                   affiliates  of  the  Manager);   Executive
                   Vice  President  (since  February 1997) of
                   Massachusetts    Mutual   Life   Insurance
                   Company (the Manager's parent company);  a
                   director   (since   June   1995)   of  DLB
                   Acquisition    Corporation    (a   holding
                   company  that  owns  shares  of  David  L.
                   Babson & Company,  Inc.); formerly,  Chief
                   Operating  Officer  (September   2000-June
                   2001)  of  the  Manager;   President   and
                   trustee (November  1999-November  2001) of
                   MML Series  Investment Fund and MassMutual
                   Institutional  Funds (open-end  investment
                   companies);    a    director    (September
                   1999-August  2000) of C.M. Life  Insurance
                   Company;    President,   Chief   Executive
                   Officer    and     director     (September
                   1999-August  2000) of MML Bay  State  Life
                   Insurance   Company;   a  director   (June
                   1989-June  1998) of Emerald  Isle  Bancorp
                   and Hibernia  Savings Bank (a wholly-owned
                   subsidiary   of  Emerald  Isle   Bancorp).
                   Oversees    74     portfolios    in    the
                   OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      The address of the Officers in the chart below is as
follows: for Messrs. Molleur and Zack and Ms. Feld, 498
Seventh Avenue, New York, NY 10018, for Messrs. Masterson,
Vottiero and Wixted and Mses. Bechtolt and Ives, 6803 S.
Tucson Way, Centennial, CO 80112-3924. Each Officer serves
for an annual term or until his or her earlier resignation,
death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund,
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice  President and  Treasurer  (since March 1999) of
Treasurer,    Principal the Manager;  Treasurer  (since  March 1999) of  HarbourView
Financial           and Asset Management  Corporation,  Shareholder Services,  Inc.,
Accounting      Officer Oppenheimer Real Asset Management  Corporation,  Shareholder
since 2001              Financial Services,  Inc., Oppenheimer Partnership Holdings,
Age: 43                 Inc.,  OFI Private  Investments,  Inc.  (since  March 2000),
                        OppenheimerFunds    International   Ltd.   and   Oppenheimer
                        Millennium Funds plc (since May 2000) and OFI  Institutional
                        Asset Management,  Inc. (since November 2000); Treasurer and
                        Chief  Financial  Officer  (since  May 2000) of  Oppenheimer
                        Trust Company (a trust  company  subsidiary of the Manager);
                        Assistant   Treasurer  (since  March  1999)  of  Oppenheimer
                        Acquisition  Corp.  and   OppenheimerFunds   Legacy  Program
                        (since April 2000);  formerly  Principal and Chief Operating
                        Officer    (March    1995-March    1999),    Bankers   Trust
                        Company-Mutual  Fund  Services  Division.  An  officer of 90 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Connie Bechtolt,        Assistant Vice President of the Manager  (since September
Assistant Treasurer     1998); formerly Manager/Fund Accounting (September
since 2002              1994-September 1998) of the Manager. An officer of 90
Age: 39                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip Vottiero,        Vice  President/Fund  Accounting of the Manager (since March
Assistant Treasurer     2002;  formerly Vice  President/Corporate  Accounting of the
since 2002              Manager (July  1999-March  2002) prior to which he was Chief
Age: 39                 Financial  Officer at Sovlink  Corporation  (April 1996-June
                        1999).  An officer of 90 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Senior Vice President  (since May 1985) and General  Counsel
Vice President &        (since February 2002) of the Manager;  General Counsel and a
Secretary since 2001    director   (since   November   2001)   of   OppenheimerFunds
Age: 54                 Distributor,   Inc.;   Senior  Vice  President  and  General
                        Counsel  (since   November   2001)  of   HarbourView   Asset
                        Management  Corporation;   Vice  President  and  a  director
                        (since November 2000) of Oppenheimer  Partnership  Holdings,
                        Inc.; Senior Vice President,  General Counsel and a director
                        (since  November  2001)  of  Shareholder   Services,   Inc.,
                        Shareholder   Financial   Services,    Inc.,   OFI   Private
                        Investments,   Inc.,   Oppenheimer  Trust  Company  and  OFI
                        Institutional   Asset  Management,   Inc.;  General  Counsel
                        (since  November  2001)  of  Centennial   Asset   Management
                        Corporation;   a   director   (since   November   2001)   of
                        Oppenheimer   Real   Asset   Management,   Inc.;   Assistant
                        Secretary   and  a  director   (since   November   2001)  of
                        OppenheimerFunds  International  Ltd.; Vice President (since
                        November   2001)   of   OppenheimerFunds   Legacy   Program;
                        Secretary  (since November 2001) of Oppenheimer  Acquisition
                        Corp.;    formerly   Acting   General   Counsel    (November
                        2001-February  2002)  and  Associate  General  Counsel  (May
                        1981-October  2001) of the Manager;  Assistant  Secretary of
                        Shareholder   Services,   Inc.  (May  1985-November   2001),
                        Shareholder     Financial    Services,     Inc.    (November
                        1989-November  2001);  OppenheimerFunds  International  Ltd.
                        And Oppenheimer  Millennium Funds plc (October 1997-November
                        2001).  An officer of 90 portfolios in the  OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Katherine P. Feld,      Vice  President and Senior  Counsel (since July 1999) of the
Assistant Secretary     Manager;    Vice    President    (since    June   1990)   of
since 2001              OppenheimerFunds    Distributor,    Inc.;   Director,   Vice
Age: 44                 President  and  Assistant  Secretary  (since  June  1999) of
                        Centennial  Asset  Management  Corporation;  Vice  President
                        (since 1997) of  Oppenheimer  Real Asset  Management,  Inc.;
                        formerly  Vice  President  and  Associate   Counsel  of  the
                        Manager (June  1990-July  1999). An officer of 90 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice  President and Assistant  Counsel  (since June 1998) of
Assistant Secretary     the    Manager;    Vice    President    (since    1999)   of
since 2001              OppenheimerFunds  Distributor,   Inc.;  Vice  President  and
Age: 37                 Assistant  Secretary  (since 1999) of Shareholder  Services,
                        Inc.;   Assistant   Secretary   (since   December  2001)  of
                        OppenheimerFunds  Legacy Program and  Shareholder  Financial
                        Services,   Inc.;  formerly  Assistant  Vice  President  and
                        Assistant  Counsel of the Manager (August  1997-June  1998);
                        Assistant Counsel of the Manager (August  1994-August 1997).
                        An officer of 90 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Philip T. Masterson,    Vice President and Assistant Counsel of the Manager (since
Assistant Secretary     July 1998); formerly, an associate with Davis, Graham,&
since 2002              Stubbs LLP (January 1997-June 1998). An officer of 90
Age: 39                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Denis R. Molleur,       Vice  President  and Senior  Counsel of the  Manager  (since
Assistant Secretary     July 1999);  formerly a Vice President and Associate Counsel
since 2001              of the Manager (September  1995-July 1999). An officer of 83
Age: 45                 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------

      |X| Remuneration of Trustees. The officers of the
Trust and one Trustee, Mr. Murphy, are affiliated with the
Manager and receive no salary or fee from the Funds. The
remaining Trustees receive the compensation shown below.
The aggregate compensation from each Fund is for its fiscal
year ending November 31, 2002 (December 31, 2002 for the
OSM - Mercury Advisors S&P 500 Index Fund). The
compensation from all of the Board II funds includes the
compensation from the Funds and represents compensation
received as a director, trustee, managing general partner
or member of a committee of the Board during the calendar
year 2002.

---------------------------------------------------------------------------------
                             Aggregate Compensation from Funds          Total
                                                                      Compensation
                                                                      from
                                                                      Funds and
                                                                      Fund
                                                                      Complex
                                                                      Paid to
                                                                      Trustees*
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Name of Trustee       MercuryMercury         Jennison
                      AdvisorAdvisors  QM            SalomonGartmore
                      S&P     Focus  Active          BrotherMillennium
                       500   Growth  Balanced        All     Growth
                      Index   Fund2   Fund2  Growth   Cap     Fund2
                      Fund1                   Fund2  Fund2
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
James C. Swain         $726   $676    $663    $647    $691    $661     $177,996
Chairman of the Board
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
William Armstrong
Audit Committee        $375   $350    $343    $335    $357    $342     $92,076
Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert G. Avis
Review Committee       $376   $350    $344    $335    $358    $342     $92,199
Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
George C. Bowen
Audit Committee        $372   $346    $340    $331    $354    $338     $91,124
Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Edward Cameron
Audit Committee        $407   $379    $372    $363    $387    $370     $99,743
Chairman
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John S. Fossel
Review Committee       $386   $382    $375    $366    $391    $374     $100,723
Chairman
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Sam Freedman
Review Committee       $376   $350    $344    $335    $358    $342     $92,199
Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Beverly Hamilton5
Review Committee      $2386   $2216   $2176   $2126  $2266    $2166    $58,3267
Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert J. Malone5
Audit Committee       $2388   $2218   $2178   $2128  $2268    $2168    $58,326
Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
F. William Marshall
Review Committee       $372   $346    $340    $331    $354    $338     $91,1249
Member
---------------------------------------------------------------------------------
1. For the Fund's fiscal year ended December 31, 2002.
2. For the Fund's fiscal year ended November 30, 2002.
3. Effective July 1, 2002, C. Howard Kast and Robert M.
Kirchner retired as Trustees from the Board II Funds For
the fiscal years shown in the table, Mr. Kast received $946
and Mr. Kirchner received $867 aggregate compensation from
the Fund. For the calendar year ended December 31, 2002,
Mr. Kast received $41,451 and Mr. Kirchner received $38,001
total compensation from all of the Oppenheimer funds for
which they served as Trustees.
4. Aggregate Compensation From Fund includes fees and
deferred compensation, if any, for a Trustee.
5. Mrs. Hamilton and Mr. Malone were elected as Trustees of
the Board II Funds effective June 1, 2002. Compensation for
Mrs. Hamilton and Mr. Malone was paid by all the Board II
Funds, with the exception of Oppenheimer Senior Floating
Rate Fund for which they currently do not serve as Trustees
(total of 42 Oppenheimer funds).
6. Includes $660 deferred under Deferred Compensation Plan
described below.
7. Includes $55,333 compensation (of which 100% was
deferred under a deferred compensation plan) paid to Mrs.
Hamilton for serving as a trustee by two open-end
investment companies (MassMutual Institutional Funds and
MML Series Investment Fund) the investment adviser for
which is the indirect parent company of the Fund's Manager.
The Manager also serves as the Sub-Advisor to the
MassMutual International Equity Fund, a series of
MassMutual Institutional Funds.
8. Includes $1,130 deferred under Deferred Compensation
Plan described below.
9. Includes $47,000 of compensation paid to Mr. Marshall
for serving as a trustee by two open-end investment
companies (MassMutual Institutional Funds and MML Series
Investment Fund) the investment adviser for which is the
indirect parent company of the Fund's Manager. The Manager
also serves as the Sub-Advisor to the MassMutual
International Equity Fund, a series of MassMutual
Institutional Funds.
* For purposes of this section only, "Fund Complex"
includes the Oppenheimer funds, MassMutual Institutional
Funds and MML Series Investment Fund in accordance with the
instructions for Form N-1A. The Manager does not consider
MassMutual Institutional Funds and MML Series Investment
Fund to be part of the OppenheimerFunds "Fund Complex" as
that term may be otherwise interpreted.

      |X| Deferred Compensation Plan for Trustees. The
Board of Trustees has adopted a Deferred Compensation Plan
for disinterested Trustees that enables them to elect to
defer receipt of all or a portion of the annual fees they
are entitled to receive from a Fund. Under the plan, the
compensation deferred by a Trustee is periodically adjusted
as though an equivalent amount had been invested in shares
of one or more Oppenheimer funds selected by the Trustee.
The amount paid to the Trustee under the plan will be
determined based upon the performance of the selected
funds.

      Deferral of Trustees' fees under the plan will not
materially affect the Funds' assets, liabilities and net
income per share. The plan will not obligate the Fund to
retain the services of any Trustee or to pay any particular
level of compensation to any Trustee. Pursuant to an Order
issued by the Commission, the Funds may invest in the funds
selected by the Trustee under the plan without shareholder
approval for the limited purpose of determining the value
of the Trustee's deferred fee account.

      |X| Major Shareholders. As of March 11, 2003, the
only persons who owned of record or were known by the Funds
to own beneficially 5% or more of any class of the Funds'
outstanding securities were:

      OSM - Mercury Advisors S&P 500 Index Fund
      RELIANCE TRUST CO CUST FBO PATHLORE , 401K PROF
      SHARING PLAN, PO BOX 48529, ATLANTA GA 30362-1529,
      which owned 69,200.816 Class A shares (6.72% of the
      Class A shares then outstanding);
      RPSS TR, TRIM SYSTEMS LLC, 401K PLAN, ATTN: HALLIE
      BURKE, 5700 PERIMETER DR STE A, DUBLIN OH 43017-3253,
      which owned 65,410.310 Class A shares (6.35% of the
      Class A shares then outstanding);
      RPSS TR, J KINGS FOOD SERVICE, PROFESSIONALS INC 401K
      PLAN, ATTN: MELISSA SHULMAN. 700 FURROWS RD,
      HOLTSVILLE NY 11742-2001, which owned 60,753.569
      Class A shares (5.89% of the Class A shares then
      outstanding);
      RELIANCE TRUST COMPANY TR, CORNELL COMPANIES INC, PO
      BOX 48529, ATLANTA GA 30362-1529, which owned
      207,188.686 Class N shares (10.21% of the Class N
      shares then outstanding);
      OPPENHEIMERFUNDS INC, C/O RAY OLSON BLDG 2, 6803 S
      TUCSON WAY,  CENTENNIAL CO 80112-3924, which owned
      100.00 Class Y shares (81.16% of the Class Y shares
      then outstanding);
      RPSS TR ROLLOVER IRA, FBO DOUGLAS J SCHOENFELD, 503
      ALPINE LN, HOLMEN WI 54636-9143, which owned 23.201
      Class Y shares (18.83% of the Class Y shares then
      outstanding).

      OSM - Mercury Advisors Focus Growth Fund
      RPSS TR ROLLOVER IRA, FBO JOHN R HAYES, 7026 SAN
      ALTOS CIR, CITRUS HEIGHTS CA 95621-4362, which owned
      22,677.685 Class B shares (7.19% of the Class B
      shares then outstanding);
      MARLENE CASTLE / DOUG CASTLE TR, EXCEL FABRICATING
      INC, 2301 NEVADA AVE N, GOLDEN VALLEY MN  55427-3609,
      which owned 17,252.852 Class C shares (6.59% of the
      Class Y shares then outstanding);
      G CANINO T WALSH& J VAN SON TR, ISLAND RISK
      MANAGEMENT ASSOC, 401K PLAN, 65 W HILLS RD, HUNTINGTN
      STA NY  11746-2305, which owned 10,849.813 Class N
      shares (34.52% of the Class N shares then
      outstanding);
      RPSS TR ROLLOVER IRA, FBO SUZANNE M OSTRANDER, 34
      GARROW AVE, PEQUANNOCK NJ 07440-1603, which owned
      4,119.850 Class N shares (13.10% of the Class N
      shares than outstanding);
      RPSS TR ROLLOVER IRA, FBO MOUSTAFA O NASR, 25525 VIA
      PALADAR, VALENCIA CA 91355-3153, which owned
      3,662.149 Class N shares (11.65% of the Class N
      shares then outstanding);
      OPPENHEIMERFUNDS INC, C/O RAY OLSON BLDG 2, 6803 S
      TUCSON WAY, CENTENNIAL CO 80112-3924, which owned
      100.00 Class Y shares (100.00% of the Class Y shares
      then outstanding).

      OSM - QM Active Balanced Fund
      OPPENHEIMERFUNDS,  DISTRIBUTOR  INC,  ATTN: RAY OLSON,
      6803 S TUCSON  WAY,  ENGLEWOOD  CO  80112-3924,  which
      owned  500,000.000 Class A shares (84.87% of the Class
      A shares then outstanding);
      LAWRENCE  T  BLOCH,  365 W 28TH ST  #18H,  NEW YORK NY
      10001-7917,  which  owned  5,292.000  Class  B  shares
      (7.88% of the Class B shares then outstanding);
      MLPF&S CUST FBO,  KENNETH  GOTTLIEB  IRA,  FBO KENNETH
      GOTTLIEB,  7715  SOUTHAMPTON  TER  #E411,  TAMARAC  FL
      33321-9110,  which  owned  4,721.000  Class  B  shares
      (7.03% of the Class B shares then outstanding);
      RPSS CUST 403-B PLAN,  ROME CITY SCHOOLS,  FBO ANTHONY
      J VINCI,  804 HICKORY ST,  ROME NY  13440-2132,  which
      owned  7,157.194 Class B shares (10.65% of the Class B
      shares then outstanding);
      RPSS  TR  IRA,  FBO  GLENN  R  WHITNEY,   PO  BOX  27,
      MOUNTAINVILLE  NY  10953-0027,  which owned  3,863.063
      Class  B  shares  (5.75%of  the  Class B  shares  then
      outstanding);
      RPSS TR, GAZETTEN  CONTRACTING INC, 401(K) PLAN, ATTN:
      WILLIAM A CYNE, 58 W 40TH ST, NEW YORK NY  10018-2658,
      which  owned  3,679.244  Class B shares  (5.47% of the
      Class B shares then outstanding);
      RPSS TR ROLLOVER  IRA,  FBO MARTIN C  SCHNEIDER,  7860
      MISSION  CENTER CT STE 205,  SAN DIEGO CA  92108-1331,
      which  owned  6,476.275  Class C shares  (8.79% of the
      Class C shares then outstanding);
      RPSS TR ROLLOVER IRA, FBO SALLY  HENSLEY,  3812 MINERS
      LOOP,  COEUR  D  ALENE  ID  83815-9691,   which  owned
      4,394.186  Class C shares (5.96% of the Class C shares
      then outstanding);
      RPSS TR,  MATHENY  MOTOR TRUCK CO,  401(K) PLAN,  ATTN
      MARNI KEPPLE, PO BOX 1304,  PARKERSBURG WV 26102-1304,
      which owned  21,406.576  Class N shares (39.00% of the
      Class N  shares then outstanding);
      RPSS TR,  BLACHFORD  INVESTMENTS INC, 401K PLAN, ATTN:
      DORI  WITT,   1400   NUCLEAR  DR,   WEST   CHICAGO  IL
      60185-1636,  which  owned  20,939.496  Class N  shares
      (38.14% of the Class N shares then outstanding);
      RPSS TR  ROLLOVER  IRA,  FBO  KENNETH T  HARTMAN,  614
      HANOVER  LN,   IRVING  TX   75062-8918,   which  owned
      3,272.463  Class N shares (5.96% of the Class N shares
      then outstanding);
      OPPENHEIMERFUNDS  INC,  C/O RAY  OLSON  BLDG 2, 6803 S
      TUCSON  WAY,  CENTENNIAL  CO  80112-3924,  which owned
      100.00  Class Y shares  (100.00% of the Class Y shares
      then outstanding).

      OSM - Jennison Growth Fund
      OPPENHEIMERFUNDS,  DISTRIBUTOR  INC,  ATTN: RAY OLSON,
      803 S  TUCSON  WAY,  ENGLEWOOD  CO  80112-3924,  which
      owned  500,000.000 Class A shares (62.02% of the Class
      A shares then outstanding);
      RPSS TR, GREYSTAR  MANAGEMENT  SERVICES LP, 401K PLAN,
      ATTN TONY WHEELER,  3411 RICHMOND AVE STE 200, HOUSTON
      TX 77046-3412,  which owned  41,115.372Class  N shares
      (16.27% of the Class N shares then outstanding);
      RPSS TR, CAPITAL COMMUNICATIONS  FEDERAL, 401(K) PLAN,
      ATTN  NANCY  DURIVAGE,  18  COMPUTER  DR E,  ALBANY NY
      12205-1111,  which  owned  34,817.417  Class N  shares
      (13.78% of the Class N shares then outstanding);
      ROLLIN  M DICK TR,  HAVERSTICK  CONSULTING  INC,  401K
      PLAN,  11405 N  PENNSYLVANIA  ST STE  210,  CARMEL  IN
      46032-6905,  which  owned  31,919.001  Class N  shares
      (12.63% of the Class N shares then outstanding);
      RPSS TR,  COSMETIC  ESSENCE INC,  401(K)  PLAN,  ATTN:
      CAMILLE   CALVONI,   2182   ROUTE   35,   HOLMDEL   NJ
      07733-1125,  which  owned  27,676.000  Class N  shares
      (10.95% of the Class N shares then outstanding);
      RPSS TR,  FIDELITY  DEPOSIT &  DISCOUNT  BAN,  401(K)
      PLAN,  BLAKELY& DRINKER STS, DUNMORE PA 18512,  which
      owned  15,118.713 Class N shares (5.98% of the Class N
      shares then outstanding);
      LYN H HAMMOND TR,  PELHAM  FAMILY  PRACTICE  401K,  25
      CREEKVIEW CT,  GREENVILLE SC  29615-4800,  which owned
      12,785.683  Class  N  shares  (5.06%  of the  Class  N
      shares then outstanding);
      OPPENHEIMERFUNDS  INC,  C/O RAY  OLSON  BLDG 2, 6803 S
      TUCSON  WAY,  CENTENNIAL  CO  80112-3924,  which owned
      100.00  Class Y shares  (100.00% of the Class Y shares
      then outstanding).

      OSM - Salomon Brothers All Cap Fund
      RPSS TR, UMG  MANUFACTURING& LOGISTICS INC 401K, ATTN
      ANGELA M JONES,  700 S  BATTLEGROUND  AVE,  GROVER  NC
      28073-9541,  which  owned  41,618.100  Class A  shares
      (5.74% of the Class A shares then outstanding);
      SHELIA  LITTLETON ET AL TR, LEGACY BANK OF TEXAS 401K,
      5000  LEGACY  DR,  PLANO TX  75024-3100,  which  owned
      83,321.069  Class  N  shares  (10.18%  of the  Class N
      shares then outstanding);
      MCB TRUST SERVICES TTEE,  LINDEN MOTOR FREIGHT CO INC,
      NON  UNION  EMPLOYEE,  700 17TH ST STE 150,  DENVER CO
      80202-3507,  which  owned  75,784.126  Class N  shares
      (9.26% of the Class N shares then outstanding);
      WEBB,  BECK& DAWSON TR,  BECK,REDDEN  & SECREST  PSP,
      1221  MCKINNEY  ST STE 4500,  HOUSTON  TX  77010-2029,
      which owned  68,349.298  Class N shares  (8.35% of the
      Class N shares then outstanding);
      RPSS  TR,  DOBBS  BROTHERS  MANAGEMENT  SERVI,  401(K)
      PLAN, ATTN: JOYCE HOWELL,  5170 SANDERLIN AVE STE 102,
      MEMPHIS TN 38117-4359,  which owned 47,431.106 Class N
      shares (5.79% of the Class N shares then outstanding);
      OPPENHEIMERFUNDS  INC,  C/O RAY  OLSON  BLDG 2, 6803 S
      TUCSON  WAY,  CENTENNIAL  CO  80112-3924,  which owned
      100.00  Class Y shares  (100.00% of the Class Y shares
      then outstanding);

      OSM - Gartmore Millennium Growth Fund II
      OPPENHEIMERFUNDS,  DISTRIBUTOR  INC,  ATTN: RAY OLSON,
      6803 S TUCSON  WAY,  ENGLEWOOD  CO  80112-3924,  which
      owned  500,000.000 Class A shares (92.28% of the Class
      A shares then outstanding);
      MARY S.  GIRARDI - IRA, 397 WINDSOR  PLACE,  OCEANSIDE
      NY  11572,   which  owned  6,685.620  Class  B  shares
      (16.43% of the Class B shares then outstanding);
      JOHN  GARRABRANT - IRA, 173 SHERIDAN AVE,  LONGWOOD FL
      32750,  which owned  6,173.718  Class B shares (15.17%
      of the Class B shares then outstanding);
      RPSS TR, CLAIMS  CONFERENCE 401K PLAN,  ATTN:  CELESTE
      LEVY,  15 E 26TH ST STE 906,  NEW YORK NY  10010-1533,
      which  owned  2,314.341  Class B shares  (5.68% of the
      Class B shares then outstanding);
      MARGARET  HARWELL  - IRA,  6712  NW 1st ,  MARGATE  FL
      33063,  who owned  2,252.747  Class B shares (5.53% of
      the Class B shares then outstanding);
      MORGAN  STANLEY DW INC CUST FOR MARY ELLEN MALLOY,  PO
      BOX  250   CHURCH   STREET   STATION,   NEW   YORK  NY
      10008-0250,  which  owned  2,834.994  Class  C  shares
      (10.68% of the Class C shares then outstanding);
      RPSS TR ROLLOVER  IRA,  FBO  PATRICK J BARNETT,  122 N
      PROVIDENCE RD, WALLINGFORD PA 19086-6135,  which owned
      1,826.445  Class C shares (6.88% of the Class C shares
      then outstanding);
      RPSS CUST 403-B PLAN,  LEVITTOWN SCHOOLS,  FBO LAURA A
      DAMURO,  181 STEWART AVE,  GARDEN CITY NY  11530-2507,
      which  owned  1,728.374  Class C shares  (6.51% of the
      Class C shares then outstanding);
      ROBERT  H LYNCH JR TR,  ARISTEIA  CAPITAL  LLC,  ATTN:
      EDWARD  P  GOLDMAN,  381  5TH  AVE FL 6,  NEW  YORK NY
      10016-3322,  which  owned  1,524.927  Class  C  shares
      (5.74% of the Class C shares then outstanding);
      RPSS TR IRA,  FBO PAUL J  GIAMBALVO,  123  WALNUT  ST,
      MIDDLESEX NJ 08846-1031,  which owned  1,486.773 Class
      C  shares   (5.60%   of  the   Class  C  shares   then
      outstanding);
      RPSS TR IRA,  FBO MONICA V  WOJTYNIAK,  14 TERRACE PL,
      HICKSVILLE NY 11801-4336,  which owned 1,428.890 Class
      C  shares   (5.38%   of  the   Class  C  shares   then
      outstanding);
      ALFRED P DOUGHERTY - IRA,  445  COVETOWER  DR APT 601,
      NAPLES FL 34110,  who owned  1,336.761  Class C shares
      (5.03% of the Class C shares then outstanding);
      RPSS TR,  FIDELITY  DEPOSIT &  DISCOUNT  BAN,  401(K)
      PLAN,  BLAKELY & DRINKER STS, DUNMORE PA 18512,  which
      owned  6,184.927 Class N shares (47.45% of the Class N
      shares then outstanding);
      NGOC  MINH  PHAM TR,  NGOC  MINH  PHAM MD & SUONG  MY,
      TUONG MD APC DEF  BENEFIT  PLAN,  2363 ULRIC ST STE B,
      SAN DIEGO CA 92111-6447,  which owned  4,055.946 Class
      N  shares   (31.12%   of  the  Class  N  shares   then
      outstanding);
      JOHN VAN DE WIELE TR,  VAN DE WIELE  ENGINEERING  INC,
      401K  PSP,  2925  BRIARPARK  DR STE  275,  HOUSTON  TX
      77042-3725,  which  owned  2,097.265  Class  N  shares
      (16.09% of the Class N shares then outstanding);
      OPPENHEIMERFUNDS  INC,  C/O RAY  OLSON  BLDG 2, 6803 S
      TUCSON  WAY,  CENTENNIAL  CO  80112-3924,  which owned
      100.00  Class Y shares  (100.00% of the Class Y shares
      then outstanding).

The Manager. The Manager is wholly-owned by Oppenheimer
Acquisition Corp., a holding company controlled by
Massachusetts Mutual Life Insurance Company.

      |X| Code of Ethics. The Funds, the Manager, the
Adviser and each Subadviser, and the Distributor each have
a Code of Ethics. Each Code is designed to detect and
prevent improper personal trading by certain employees that
would compete with or take advantage of the Fund's
portfolio transactions. Covered persons include persons
with knowledge of the investments and investment intentions
of the Funds and other funds advised by the Manager. The
Codes of Ethics do permit personnel subject to the relevant
Code to invest in securities, including securities that may
be purchased or held by the Funds, subject to a number of
restrictions and controls. Compliance with the Code of
Ethics is carefully monitored and enforced by the Manager.

      Each Fund's Code of Ethics is an exhibit to the
Funds' registration statement filed with the Securities and
Exchange Commission and can be reviewed and copied at the
SEC's Public Reference Room in Washington, D.C. You can
obtain information about the hours of operation of the
Public Reference Room by calling the SEC at 1-202-942-8090.
The Code of Ethics can also be viewed as part of the Fund's
registration statement on the SEC's EDGAR database at the
SEC's Internet web site at http://www.sec.gov. Copies may
be obtained, after paying a duplicating fee, by electronic
request at the following E-mail address:
publicinfo@sec.gov., or by writing to the SEC's Public
Reference Section, Washington, D.C. 20549-0102.

Management and Advisory Arrangements - OSM - Mercury
Advisors S&P 500 Index Fund and OSM - Mercury Advisors
Focus Growth Fund

      Management Services and Management Fee. The OSM -
Mercury Advisors S&P 500 Index Fund and the OSM - Mercury
Advisors Focus Growth Fund each invests all of its assets
in shares of a Master Fund. Accordingly, these Funds do not
invest directly in portfolio securities and do not require
investment advisory services. All portfolio management
occurs at the level of the respective Master Fund. Each
Master Fund has entered into an investment management
agreement with Fund Asset Management, L.P., doing business
as Mercury Advisors, as Adviser (the "Management
Agreement"). The Adviser receives monthly compensation at
the annual rate of 0.60% of the average daily net assets of
the Master Fund in which the OSM - Mercury Advisors Focus
Growth Fund invests. The Adviser is entitled to receive a
monthly management fee at the annual contractual rate of
0.05% of the average daily net assets of the Master Fund in
which the OSM - Mercury Advisors S&P 500 Index Fund
invests. The Adviser has entered into a contractual
arrangement with this Master Fund to provide that the
management fee for the Master Fund, when combined with
administration fees of certain funds that invest in the
Master Fund (other than OSM - Mercury Advisors S&P 500
Index Fund), will not exceed a specific amount. As a result
of this contractual arrangement, the Adviser currently
receives management fees of 0.005%. This arrangement has a
one-year term and is renewable.

                                                Management
      Fee
      Fund                                      Paid to the
      ----                                      ------------
      Adviser
      -------

      OSM - Mercury Advisors Focus Growth Fund
           For the period ended 11/30/01
      $4,617,970
           For the fiscal year ended 11/30/02
      $1,718,971

      OSM - Mercury Advisors S&P 500 Index Fund
           For the period ended 12/31/01           $91,454
           For the fiscal year ended 12/31/02      $93,240

      The Adviser has also entered into a subadvisory
agreement (the "Sub-Advisory Agreement") with Merrill Lynch
Asset Management U.K. Limited ("MLAM U.K.") pursuant to
which MLAM U.K. provides investment advisory services to
the Adviser with respect to the OSM - Mercury Advisors
Focus Growth Fund. The following entities may be considered
"controlling persons" of MLAM U.K.: Merrill Lynch Europe
PLC (MLAM U.K.'s parent), a subsidiary of Merrill Lynch
International Holdings, Inc., a subsidiary of Merrill Lynch
International, Inc., a subsidiary of ML& Co. For the
fiscal period ended November 30, 2001 and for the fiscal
year ended November 30, 2002, the Adviser paid no fees to
MLAM U.K. pursuant to the Sub-Advisory Agreement.

      Payment of Master Fund Expenses. The Management
Agreement obligates the Adviser to provide investment
advisory services and to pay, or cause an affiliate to pay,
for maintaining its staff and personnel and to provide
office space, facilities and necessary personnel for the
Master Fund. The Adviser is also obligated to pay, or cause
an affiliate to pay, the fees of all officers and Trustees
of the Master Fund who are affiliated persons of the
Adviser or any affiliate. The Master Fund pays, or causes
to be paid, all other expenses incurred in the operation of
the Master Fund (except to the extent paid by its placement
agent), including, among other things, taxes, expenses for
legal and auditing services, costs of printing proxies,
shareholder reports, copies of the Registration Statement,
charges of the custodian, any sub-custodian and the
transfer agent, expenses of portfolio transactions,
expenses of redemption of shares, Commission fees, expenses
of registering the shares under federal, state or non-U.S.
laws, fees and actual out-of-pocket expenses of Trustees
who are not affiliated persons of the Adviser or an
affiliate of the Adviser, accounting and pricing costs
(including the daily calculation of net asset value),
insurance, interest, brokerage costs, litigation and other
extraordinary or non-recurring expenses, and other expenses
properly payable by the Master Fund. The Master Fund's
placement agent will pay certain of the expenses of the
Master Fund incurred in connection with the offering of its
shares of beneficial interest. Certain accounting services
are provided to the Master Fund by State Street Bank&
Trust Company ("State Street") pursuant to an agreement
between State Street and the Master Fund. The Master Fund
pays a fee for these services. In addition, the Master Fund
will reimburse the Adviser for the cost of certain
additional accounting services.

      Organization of the Adviser. Fund Asset Management,
L.P. is a limited partnership, the partners of which are
Merrill Lynch& Co., Inc., a financial services holding
company and the parent of Merrill Lynch and Princeton
Services, Inc. Merrill Lynch& Co., Inc. and Princeton
Services are "controlling persons" of the Adviser as
defined under the Investment Company Act because of their
ownership of its voting securities and their power to
exercise a controlling influence over its management or
policies.

      Duration and Termination. Unless earlier terminated
as described below, each Management Agreement will remain
in effect for two (2) years from its effective date.
Thereafter, it will remain in effect from year to year if
approved annually (a) by the Board of Trustees of the
Master Fund or by a majority of the outstanding shares of
the Master Fund and (b) by a majority of the Trustees who
are not parties to such contract or interested persons (as
defined in the Investment Company Act) of any such party.
Each contract is not assignable, automatically terminates
in the event of its assignment, and may be terminated
without penalty on sixty (60) days' written notice at the
option of either party thereto or by the vote of the
majority of the outstanding voting securities of the
appropriate Master Fund.

      Investment Advisory Agreement with OppenheimerFunds,
Inc. The OSM - Mercury Advisors S&P 500 Index Fund and the
OSM - Mercury Advisors Focus Growth Fund have entered into
an Investment Advisory Agreement with OppenheimerFunds,
Inc. Those Advisory Agreements are substantially similar to
the Advisory Agreements entered into with OppenheimerFunds,
Inc. by the other series of the Trust, as further described
below. Those Agreements have been approved by the Trust's
Board of Trustees and OppenheimerFunds, Inc., as the sole
shareholder of each Fund, but will not become effective
unless and until the Master-Feeder Participation Agreement
between OppenheimerFunds, Inc., OppenheimerFunds
Distributor, Inc., the Trust and FAM Distributors, Inc. is
terminated. The fees payable under those Advisory
Agreements are discussed in the Prospectus.

      At respective meetings of the Board of Trustees of
the Trust, the Board of Trustees of the Master Fund of the
OSM - S&P 500 Index Fund and the Board of Trustees of
Master Fund of the OSM - Mercury Advisors Focus Growth
Fund, held on May 8, 2002 and March 13, 2002, respectively,
each Board approved the continuation of the applicable
Master Fund's Management Agreement with the Adviser for an
additional year. In connection with its consideration of
the applicable Management Agreement, each Board reviewed
information derived from a number of sources and covering a
range of issues. Each Board considered the services
provided to the Master Fund by the Adviser under the
applicable Management Agreement, as well as other services
provided by the Adviser and its affiliates under other
agreements, including the Subadministration Agreement, and
the personnel who provided these services. In addition to
investment advisory services, the Adviser and its
affiliates provide administrative services, oversight of
Master Fund accounting, assistance in meeting legal and
regulatory requirements, and other services necessary for
the operation of the Master Funds. Each Board also
considered the Adviser's costs of providing services, and
the direct and indirect benefits to the Adviser from its
relationship with the applicable Master Fund. The benefits
considered by each Board included not only the Adviser's
compensation for investment advisory services and the
Adviser's profitability under the applicable Management
Agreement, but also compensation paid to the Adviser or its
affiliates for other, non-advisory, services provided to
the Master Fund and the Funds. Each Board also considered
the Adviser's access to research services from brokers to
which the Adviser may have allocated Master Fund brokerage
in a "soft dollar" arrangement. In connection with its
consideration of the applicable Management Agreement, each
Board also compared the advisory fee rate, expense ratios
and historical performance of the Master Fund to those of
comparable funds. Based in part on this comparison, and
taking into account the various services provided to the
applicable Master Fund and Fund by the Adviser and its
affiliates, each Board concluded that the management fee
rate was reasonable. Each Board also considered whether
there should be changes in the advisory fee rate or
structure in order to enable the Master Fund to participate
in any economies of scale that the Adviser may experience
as a result of growth in the applicable Master Fund's
assets.

      Based on the information reviewed and the
discussions, each Board concluded that it was satisfied
with the nature and quality of the services provided by the
Adviser to the Master Fund and that the management fee rate
was reasonable in relation to such services. The
non-interested Trustees of each Board were represented by
independent counsel who assisted them in their
deliberations.

      |X| The Investment Advisory Agreement - OSM - QM
Active Balanced Fund, OSM - Jennison Growth Fund, OSM -
Salomon Brothers All Cap Fund and OSM - Gartmore Millennium
Growth Fund II. The Manager provides investment advisory
and management services to the OSM - QM Active Balanced
Fund, OSM - Jennison Growth Fund, OSM - Salomon Brothers
All Cap Fund and OSM - Gartmore Millennium Growth Fund II
under investment advisory agreements between the Manager
and the Trust on behalf of each such Fund. The Manager
handles those Funds' day-to-day administrative business,
and the agreements permit the Manager to enter into
Subadvisory agreements with other registered investment
advisers to obtain specialized services for the Funds, as
long as the Funds are not obligated to pay any additional
fees for those services. The Manager has retained the
Subadvisers pursuant to separate subadvisory agreements,
described below, under which each Subadviser buys and sells
portfolio securities for the respective Fund. The portfolio
manager of each of the Funds is employed by the Subadviser
and is the person who is principally responsible for the
day-to-day management of each of the Fund's portfolio, as
described below.

    The investment advisory agreement between the Trust on
behalf of each Fund and the Manager requires the Manager,
at its expense, to provide the Fund with adequate office
space, facilities and equipment. It also requires the
Manager to provide and supervise the activities of all
administrative and clerical personnel required to provide
effective administration for the Fund. Those
responsibilities include the compilation and maintenance of
records with respect to its operations, the preparation and
filing of specified reports, and composition of proxy
materials and registration statements for continuous public
sale of shares of the Fund.

    Each of the Funds pays expenses not expressly assumed
by the Manager under the advisory agreement. Expenses for
the Trust's QM Active Balanced Fund, OSM - Jennison Growth
Fund, OSM - Salomon Brothers All Cap Fund and OSM -
Gartmore Millennium Growth Fund II are allocated to those
Funds in proportion to their net assets, unless allocations
of expenses can be made directly to a Fund. The advisory
agreements list examples of expenses paid by those Funds.
The major categories relate to calculation of each of the
Fund's net asset values per share, interest, taxes,
brokerage commissions, fees to certain Trustees, legal and
audit expenses, custodian and transfer agent expenses,
share issuance costs, certain printing and registration
costs and non-recurring expenses, including litigation
costs. The management fees paid by the Funds to the Manager
are calculated at the rates described in the Prospectus,
which are applied to the assets of the Funds as a whole.
The fees are allocated to each class of shares based upon
the relative proportion of each of the Fund's net assets
represented by that class. The management fees paid by the
Funds to the Manager during their last two fiscal years are
listed below.

----------------------------------------------------------------
Fund                                 Management Fee Paid to
                                     OppenheimerFunds, Inc.
----------------------------------------------------------------
----------------------------------------------------------------
                                     For the        For the
                                  fiscal period      fiscal
                                  ended 11/30/01   year ended
                                                    11/30/02
----------------------------------------------------------------
----------------------------------------------------------------
QM Active Balanced Fund              $36,322        $53,310
----------------------------------------------------------------
----------------------------------------------------------------
Jennison Growth Fund                 $39,198        $76,321
----------------------------------------------------------------
----------------------------------------------------------------
Salomon Brothers All Cap Fund        $77,987        $238,043
----------------------------------------------------------------
----------------------------------------------------------------
Gartmore Millennium Growth Fund      $41,736        $46,707
----------------------------------------------------------------

    The investment advisory agreement states that in the
absence of willful misfeasance, bad faith, gross negligence
in the performance of its duties or reckless disregard of
its obligations and duties under the investment advisory
agreement, the Manager is not liable for any loss resulting
from a good faith error or omission on its part with
respect to any of its duties under the agreement.

    The agreement permits the Manager to act as investment
adviser for any other person, firm or corporation and to
use the name "Oppenheimer" in connection with other
investment companies for which it may act as investment
adviser or general distributor. If the Manager shall no
longer act as investment adviser to the Fund, the Manager
may withdraw the right of the Funds to use the name
"Oppenheimer" as part of its name.

      |X| Advisory Agreement Approvals - OSM - Mercury
Advisors S&P 500 Index Fund and OSM - Mercury Advisors
Focus Growth Fund. The Trust and each Fund commenced the
public sale of its shares in February of 2001. As explained
in the Prospectus and in other parts of this Statement of
Additional Information, investment advisory and portfolio
management services for the OSM - Mercury Advisors S&P 500
Index Fund and OSM - Mercury Advisors Focus Growth Fund are
provided by the Advisor and the investment advisory fees
for those services are paid by each Master Fund to the
Advisor. The OSM Mercury Advisers S&P 500 Index Fund and
OSM - Mercury Advisors Focus Growth Fund do not pay an
investment advisory fee other than its proportionate share
of the amounts paid by the Master Fund to the Advisor. The
investment advisory agreements for these two Funds are
approved by the Board of Trustees of the respective Master
Fund.

      |X| Annual Approval of Investment Advisory Agreement
- OSM - QM Active Balanced Fund, OSM - Jennison Growth
Fund, OSM - Salomon Brothers All Cap Fund and OSM -
Gartmore Millennium Growth Fund II. Each year, the Board of
Trustees, including a majority of the Independent Trustees,
is required to approve the renewal of the investment
advisory agreement. The Investment Company Act requires
that the Board request and evaluate and the Manager provide
such information as may be reasonably necessary to evaluate
the terms of the investment advisory agreement. The Board
employs an independent consultant to prepare a report that
provides such information as the Board requests for this
purpose.

      The Board also receives information about the 12b-1
distribution fees each Fund pays. These distribution fees
are reviewed and approved at a different time of the year.

      The Board reviewed the foregoing information in
arriving at its decision to renew the investment advisory
agreements. Among other factors, the Board considered:
o     The nature, cost, and quality of the services
         provided to the Fund and its shareholders;
o     The profitability of the Fund to the Manager;
o     The investment performance of the Fund in comparison
         to regular market indices
o     Economies of scale that may be available to the Fund
         from the Manager;
o     Fees paid by other mutual funds for similar services;
o     The value and quality of any other benefits or
         services received by the Fund from its
         relationship with the Manager, and
o     The direct and indirect benefits the Manager received
         from its relationship with the Fund. These
         included services provided by the Distributor and
         the Transfer Agent, and brokerage and soft dollar
         arrangements permissible under Section 28(e) of
         the Securities Exchange Act.

      The Board considered that the Manager must be able to
pay and retain high quality personnel at competitive rates
to provide services to the Funds. The Board also considered
that maintaining the financial viability of the Manager is
important so that the Manager will be able to continue to
provide quality services to the Funds and its shareholders
in adverse times. The Board also considered the investment
performance of other mutual funds advised by the Manager.
The Board is aware that there are alternatives to the use
of the Manager.

      These matters were also considered by the Independent
Trustees, meeting separately from the full Board with
experienced Counsel to the Independent Trustees who
assisted the Board in its deliberations. The Counsel to the
Independent Trustees is independent of the Manager within
the meaning and intent of the SEC Rules regarding the
independence of counsel.

      After careful deliberation, the Board of concluded
that it was in the best interest of shareholders to
continue the investment advisory agreement for another
year. In arriving at a decision, the Board did not single
out any one factor or group of factors as being more
important than other factors, but considered all factors
together. The Board judged the terms and conditions of the
investment advisory agreement, including the investment
advisory fee, in light of all of the surrounding
circumstances.

      |X| The Administration and Subadministration
Agreements - OSM - Mercury Advisors S&P 500 Index Fund and
OSM - Mercury Advisors Focus Growth Fund. The Trust, on
behalf of the OSM - Mercury Advisors S&P 500 Index Fund and
the OSM - Mercury Advisors Focus Growth Fund, has entered
into an Administration Agreement with the Manager. The
Agreement states that the Manager, at its own expense,
shall provide assistance in the supervision of all
administrative and clerical personnel as shall be required
to provide effective corporate administration for the
Trust, including the compilation and maintenance of such
records with respect to the Trust's operations as may be
reasonably required; the preparation and filing of such
reports as shall be required by the Securities and Exchange
Commission; composition of periodic reports with respect to
its operation of each Fund for the shareholders of the
Fund; composition of proxy materials for meetings of the
Fund's shareholders and the composition of such
registration statements as may be required by federal
securities laws and preparation of required filings in each
state for continuous public sale of the Fund; provide the
Trust and the Fund with adequate office space, facilities
and equipment; compensate all officers of the Trust and all
Trustees of the Trust who are affiliated persons of the
Manager; and compensate any Subadministrator that the
Manager might retain.

      The Trust assumes and pays or causes to be paid all
other expenses of the Trust, on behalf of the OSM - Mercury
Advisors S&P 500 Index Fund and the OSM - Mercury Advisors
Focus Growth Fund under the Administration Agreement,
including, without limitation: (i) interest and taxes; (ii)
insurance premiums for fidelity and other coverage
requisite to its operations; (iii) compensation and
expenses of its trustees other than those associated or
affiliated with the Manager; (iv) legal and audit expenses;
(v) custodian and transfer agent fees and expenses; (vi)
expenses incident to the redemption of its shares; (vii)
expenses incident to the issuance of its shares against
payment therefor by or on behalf of the subscribers
thereto; (viii) fees and expenses, other than as described
above, incident to the registration under federal and state
securities laws of shares of each Fund for public sale;
(ix) expenses of printing and mailing reports,
prospectuses, notices and proxy materials to shareholders
of each Fund; (x) except as noted above, all other expenses
incidental to holding meetings of the Funds' shareholders;
and (xi) such extraordinary non-recurring expenses as may
arise, including litigation, affecting a Fund and any legal
obligation which the Trust may have on behalf of a Fund to
indemnify its officers and trustees with respect thereto.

      The Administration Agreement states that in the
absence of willful misfeasance, bad faith or gross
negligence in the performance of its duties, or reckless
disregard of its obligations and duties under the
Administration Agreement, the Manager shall not be liable
for any loss resulting from any error of judgement or
mistake of law or for any loss arising out of any act or
omission in the management and administration of the Trust
and any Fund.

       Each Fund pays the Manager an annual Administration
fee of 0.50% of average daily net assets. That fee is
included in the "Annual Fund Operating Expenses" table in
the Prospectus under "Other Expenses."  The Manager has
entered into a Subadministration Agreement with FAM whereby
FAM will maintain records of share purchases of the
applicable Master Fund by each feeder fund, maintain tax
records relating to the Master Funds, maintaining,
preparing or providing records relating to the operation of
the Master Funds that the Manager may reasonably request in
connection with reports to be made to the Board of Trustees
of the Trust, periodic information reporting regarding the
Master Fund to the Manager as the Manager may reasonably
require in order to provide information relating to the
performance or holdings of the Mercury Advisors S&P 500
Index Fund or Mercury Advisors Focus Growth Fund, as
applicable, fund to shareholders of such fund, and
preparation of reports relating to the Master Fund that the
Manager may reasonably request be made to third-party
reporting services.

       In consideration for providing these services, the
Manager pays FAM an annual subadministration fee of  0.045%
of average daily net assets of the S&P 500 Master Fund and
0.0% of the average daily net assets of the Focus Master
Fund.

      ? The Subadvisory Agreement - OSM - QM Active
Balanced Fund, OSM - Jennison Growth Fund, OSM - Salomon
Brothers All Cap Fund and OSM - Gartmore Millennium Growth
Fund II. Under the Subadvisory Agreement between the
Manager and each Subadviser, the Subadviser shall regularly
provide investment advice with respect to the applicable
Fund and invest and reinvest cash, securities and the
property comprising the assets of the Fund. Under the
Subadvisory Agreement, the Subadviser agrees to provide
reasonable assistance in the distribution and marketing of
the Fund.

      Under the subadvisory agreement, the Manager pays the
Subadviser an annual fee in monthly installments, based on
the average daily net assets of the Fund. The fee paid to
the Subadviser under the subadvisory agreement is paid by
the Manager, not by the Funds. The subadvisory fee paid by
the Manager to each Subadviser is as follows:

Subadvisory Fee
Fund                       Subadviser              as % of
----                       ----------              --------
average net assets
------------------

OSM - Jennison Growth Fund Jennison Associates LLC 0.45% of
the first $300 million of
                                                   average
annual net assets of the Fund,
                                                   and    0.40%
      of average annual net assets
                                                   in
excess of $300 million.

OSM - QM Active            Prudential              0.45% of
the first $300 million of
Balanced Fund              Investment              average
annual net assets of the Fund,
                           Management              and
0.40% of average annual net
                                                   assets
in excess of $300 million.

OSM - Salomon Brothers     Salomon Brothers Asset  0.60% of
the first $100 million of
All Cap Fund               Management Inc.         average
annual net assets of the Fund,
                                                   and
0.50% of average annual net
                                                   assets
in excess of $100 million.

OSM - Gartmore Millennium  Gartmore Mutual         0.70% of
the first $400 million of
Growth Fund II             Fund Capital Trust      average
annual net assets of the Fund.
                                                   0.60% of
the next $400 million, and
                                                   0.50% of
average annual net assets
                                                   in
excess of $800 million.

      The Subadvisory Agreement states that in the absence
of willful misfeasance, bad faith, negligence or reckless
disregard of its duties or obligations, the Subadviser
shall not be liable for any error of judgement or mistake
of law and shall not be subject to any expenses or
liability to the Manager, the Trust or the Fund or any of
the Fund's shareholders in connection with rendering
services under the Subadvisory Agreement.

Brokerage Policies of the Funds

Transactions in Portfolio Securities - OSM - Mercury
Advisors S&P 500 Index Fund and
Mercury Advisors Focus Growth Fund

      Because each Fund will invest exclusively in
beneficial interests in a Master Fund, it is expected that
all transactions in portfolio securities will be entered
into by the Master Fund. Subject to policies established by
the Board of Trustees of the Master Fund, the Adviser is
primarily responsible for the execution of the Master
Fund's portfolio transactions and the allocation of
brokerage. The Master Fund does not execute transactions
through any particular broker or dealer, but seeks to
obtain the best net results for the Master Fund, taking
into account such factors as price (including the
applicable brokerage commissions or dealer spread), size of
order, difficulty of execution and operational facilities
of the firm and the firm's risk and skill in positioning
blocks of securities. While the Adviser generally seeks
reasonable trade execution costs, the Master Fund does not
necessarily pay the lowest spread or commission available.
Subject to applicable legal requirements, the Adviser may
select a broker based partly upon brokerage or research
services provided to the Adviser and its clients, including
the Master Fund. In return for such services the Adviser
may pay a higher commission that other brokers would charge
if the Adviser determines in good faith that the commission
is reasonable in relation to the services provided.

      Section 28(e) of the Securities Exchange Act of 1934
("Section 28(e)") permits an investment adviser, such as
the Adviser, under certain circumstances, to cause an
account to pay a broker a commission for effecting a
transaction that exceeds the amount of commission another
broker would have charged for effecting the same
transaction in recognition of the value of brokerage and
research services provided by that broker. Brokerage and
research services include (1) furnishing advice as to the
value of securities, the advisability of investing in,
purchasing or selling securities, and the available of
securities or purchasers or sellers of securities; (2)
furnishing analyses and reports concerning issuers,
industries, securities, economic factors and trends,
portfolio strategy, and the performance of accounts; and
(3) effecting securities transactions and performing
functions incidental to securities transactions (such as
clearance, settlement, and custody). The Adviser believes
that access to independent investment research is
beneficial to its investment decision-making processes and,
therefore, to the Master Fund and the Fund.

      To the extent research services may be a factor in
selecting brokers, such services may be in written form or
through direct contact with individuals and may include
information as to particular companies and securities as
well as market, economic, or institutional areas and
information that assists in the valuation of investments.
Examples of research-oriented services for which the
Adviser might use Master Fund commissions include research
reports and other information on the economy, industries,
groups of securities, individual companies, statistical
information, political developments, technical market
action, pricing and appraisal services, credit analysis,
risk measurement analysis, performance and other analysis.
Except as noted immediately below, research services
furnished by brokers may be used in servicing some or all
client accounts and not all services may be used in
connection with the account that paid commissions to the
broker providing such services. In some cases, research
information received from brokers by mutual fund management
personnel or personnel principally responsible for the
Advisor's individually managed portfolios is not
necessarily shared by and between such personnel. Any
investment advisory or other fees paid by the Master Fund
to the Adviser are not reduced as a result of the Adviser's
receipt of research services.

      In some cases the Adviser may receive a service from
a broker that has both a "research" and a "non-research"
use. When this occurs the Adviser makes a good faith
allocation under all the circumstances between the research
and non-research uses of the service. The percentage of the
service that is used for research purposes may be paid for
with client commissions, while the Adviser will use its own
funds to pay for the percentage of the service that is used
for non-research purposes. In making this good faith
allocation, the Adviser faces a potential conflict of
interest, but the Adviser believes that its allocation
procedures are reasonably designed to ensure that it
appropriately allocates the anticipated use of such
services to their research and non-research uses.

      From time to time, the Master Fund may purchase new
issues of securities in a fixed price offering. In these
situations, the broker may be a member of the selling group
that will, in addition to selling securities, provide the
Adviser with research services. The NASD has adopted rules
expressly permitting these types of arrangements under
certain circumstances. Generally, the broker will provide
research "credits" in these situations at a rate that is
higher than that which is available for typical secondary
market transactions. These arrangements may not fall within
the safe harbor of Section 28(e).

      In addition, consistent with the Conduct Rules of the
NASD and policies established by the Boards of Trustees of
the Master Funds and subject to best execution, the Adviser
may consider sales of shares of feeder funds as a factor in
the selection of brokers and dealers to execute portfolio
transactions for the Master Fund, however, whether or not a
particular broker or dealer sells shares of a feeder fund
neither fund neither qualifies nor disqualifies such broker
or dealer to execute transactions for the Master Fund.

      The Master Fund anticipates that its brokerage
transactions involving securities of issuers domiciled in
countries other than the United States generally will be
conducted primarily on the principal stock exchanges of
such countries. Brokerage commissions and other transaction
costs on foreign stock exchange transactions generally are
higher than in the United States, although the Master Fund
will endeavor to achieve the best net results in effecting
its portfolio transactions. There generally is less
governmental supervision and regulation of foreign stock
exchanges and brokers than in the United States.

      Foreign equity securities may be held by the Master
Fund in the form of Depository Receipts, or other
securities convertible into foreign equity securities.
Depository Receipts may be listed on stock exchanges or
traded in over-the-counter markets in the United States or
Europe, as the case may be. American Depository Receipts,
like other securities traded in the United States, will be
subject to negotiated commission rates. Because the shares
of each feeder fund are redeemable on a daily basis in U.S.
dollars, the Master Fund intends to manage its portfolio so
as to give reasonable assurance that it will be able to
obtain U.S. dollars to the extent necessary to meet
anticipated redemptions. Under present conditions, it is
not believed that these considerations will have
significant effect on the Master Fund's portfolio
strategies.

      Information about the brokerage commissions paid by
the Master Fund of OSM- Mercury Advisors Focus Growth Fund
including commissions paid to Merrill Lynch, is set forth
in the following table:

                                      Aggregate Brokerage
Commissions Paid
                                      Commissions Paid
                                      ----------------
To Merrill Lynch
----------------

Fiscal period ended November 30, 2001     $1,695,995
$75,819
Fiscal year ended November 30, 2002       $2,421,919
$161,190

      For the fiscal period ended November 30, 2002 the
brokerage commissions paid to Merrill Lynch represented
6.66% of the aggregate brokerage commissions paid by the
Master Fund and involved 6.92% of the Master Fund's dollar
amount of transactions involving payment of commissions.

      Information about the brokerage commissions paid by
the Master Fund of OSM- Mercury Advisors S&P 500 Index Fund
including commissions paid to Merrill Lynch, is set forth
in the following table:

                                      Aggregate Brokerage
Commissions Paid
                                      Commissions Paid
                                      ----------------
To Merrill Lynch
----------------

Fiscal period ended December 31, 2001     $90,754
$0
Fiscal year ended December 31, 2002       $165,899
$862

      For the fiscal period ended December 31, 2002 the
brokerage commissions paid to Merrill Lynch represented
0.52% of the aggregate brokerage commissions paid by the
Trust and involved 0.29% of the Trust's dollar amount of
transactions involving payment of commissions.

      Because of the affiliation of Merrill Lynch with
Mercury Advisors, the Master Funds are prohibited from
engaging in certain transactions involving Merrill Lynch,
or its affiliates except for brokerage transactions
permitted under the Investment Company Act involving only
usual and customary commissions or transactions pursuant to
an exemptive order under the Investment Company Act. Each
Master Fund may invest in certain securities traded in the
OTC market and intends to deal directly with the dealers
who make a market in securities involved, except in those
circumstances in which better prices and execution are
available elsewhere. Under the Investment Company Act,
persons affiliated with the Master Fund and persons who are
affiliated with such affiliated persons are prohibited from
dealing with the Master Fund as principal in the purchase
and sale of securities unless a permissive order allowing
such transactions is obtained from the Commission. Since
transactions in the OTC market usually involve transactions
with the dealers acting as principal for their own
accounts, the Master Fund will not deal with affiliated
persons, including Merrill Lynch and its affiliates, in
connection with such transactions. However, an affiliated
person of the Master Fund may serve as its broker in OTC
transactions conducted on an agency basis provided that,
among other things, the fee or commission received by such
affiliated broker is reasonable and fair compared to the
fee or commission received by non-affiliated brokers in
connection with comparable transactions. In addition, the
Master Fund may not purchase securities during the
existence of any underwriting syndicate for such securities
of which Merrill Lynch is a member or in a private
placement in which Merrill Lynch serves as placement agent
except pursuant to procedures approved by the Board of
Trustees of the Master Fund that either comply with rules
adopted by the Commission or with interpretations of the
Commission staff. The Master Fund(s) have received an
exemptive order from the Commission permitting them to lend
portfolio securities to Merrill Lynch or its affiliates.
Pursuant to that order, the Master Funds also have retained
an affiliated entity of the Adviser as the securities
lending agent for a fee, including a fee based on a share
of the returns on investment of cash collateral. For the
fiscal period ended November 30, 2001 and for the fiscal
year ended November 30, 2002, that affiliated entity
received $1,260 and $44,826, respectively in securities
lending agent fees from the respective Master Fund. That
entity may, on behalf of a Master Fund, invest cash
collateral received by that Master Fund for such loans,
among other things, in a private investment company managed
by that entity or in registered money market funds advised
by the Adviser or its affiliates.

      Section 11(a) of the Exchange Act generally prohibits
members of the U.S. national securities exchanges from
executing exchange transactions for their affiliates and
institutional accounts that they manage unless the member
(i) has obtained prior express authorization from the
account to effect such transactions, (ii) at least annually
furnishes the account with a statement setting forth the
aggregate compensation received by the member in effecting
such transactions, and (iii) complies with any rules the
Commission has prescribed with respect to the requirements
of clauses (i) and (ii). To the extent Section 11(a) would
apply to Merrill Lynch acting as a broker for the Master
Fund in any of its portfolio transactions executed on any
such securities exchange of which it is a member,
appropriate consents have been obtained from the Master
Fund and annual statements as to aggregate compensation
will be provided to the Master Fund. Securities may be held
by, or be appropriate investments for, the Master Fund as
well as other funds or investment advisory clients of the
Adviser or its affiliates.

      The Board of Trustees of each Master Fund has
considered the possibility of seeking to recapture for the
benefit of the Master Fund brokerage commissions and other
expenses of possible portfolio transactions by conducting
portfolio transactions through affiliated entities. For
example, brokerage commissions received by affiliated
brokers could be offset against the advisory fee paid by
the Master Fund to the Adviser. After considering all
factors deemed relevant, the Board of Trustees of the
Master Fund made a determination not to seek such
recapture. The Board of Trustees of the Master Fund will
reconsider this matter from time to time.

      Because of different objectives or other factors, a
particular security may be bought for one or more clients
of the Adviser or its affiliates when one or more clients
of the Adviser or its affiliates are selling the same
security. If purchases or sales of securities arise for
consideration at or about the same time that would involve
a Master Fund or other clients or funds for which the
Adviser or an affiliate act as investment adviser,
transactions in such securities will be made, insofar as
feasible, for the respective funds and clients in a manner
deemed equitable to all. To the extent that transactions on
behalf of more than one client of the Adviser or its
affiliates during the same period may increase the demand
for securities being purchased or the supply of securities
being sold, there may be an adverse effect on price.

Brokerage Provisions of the Investment Advisory Agreements
and the Subadvisory Agreements - OSM - Jennison Growth
Fund, OSM - QM Active Balanced Fund, OSM - Salomon Brothers
All Cap Fund and OSM - Gartmore Millennium Growth Fund II.

    One of the duties of the Subadviser under the
Subadvisory Agreement is to arrange the portfolio
transactions for the Funds. Each Fund's investment advisory
agreement with the Manager and the Subadvisory Agreement
contain provisions relating to the selection of
broker-dealers to effect each Fund's portfolio
transactions. The Manager and the Subadviser are authorized
to select broker-dealers, including "affiliated" brokers,
as that term is defined in the Investment Company Act. They
may employ broker-dealers that the Manager or the
Subadviser thinks, in its best judgment based on all
relevant factors, will implement the policy of the Funds to
obtain, at reasonable expense, the "best execution" of each
of the Fund's portfolio transactions. "Best execution"
means prompt and reliable execution at the most favorable
price obtainable.

    The Manager and the Subadviser need not seek
competitive commission bidding. However, they are expected
to be aware of the current rates of eligible brokers and to
minimize the commissions paid to the extent consistent with
the interests and policies of the Funds as established by
their Board of Trustees.

    The Manager and the Subadviser may select brokers
(other than affiliates) that provide brokerage and/or
research services for the Funds and/or the other accounts
over which the Manager, the Subadviser or their respective
affiliates have investment discretion. The commissions paid
to such brokers may be higher than another qualified broker
would charge, if the Manager or Subadviser, as applicable,
makes a good faith determination that the commission is
fair and reasonable in relation to the services provided.
Subject to those considerations, as a factor in selecting
brokers for each of the Fund's portfolio transactions, the
Manager and the Subadviser may also consider sales of
shares of each of the Funds and other investment companies
for which the Manager or an affiliate serves as investment
adviser.

    The Subadvisory Agreement permits the Subadviser to
enter into "soft-dollar" arrangements through the agency of
third parties to obtain services for the Funds. Pursuant to
these arrangements, the Subadviser will undertake to place
brokerage business with broker-dealers who pay third
parties that provide services. Any such "soft-dollar"
arrangements will be made in compliance with applicable law.

Brokerage Practices. Brokerage for the Funds is allocated
subject to the provisions of the Investment Advisory
Agreement and the Subadvisory Agreement and the procedures
and rules described above. Generally, the Subadviser's
portfolio traders allocate brokerage based upon
recommendations from the Fund's portfolio manager. In
certain instances, portfolio managers may directly place
trades and allocate brokerage. In either case, the
Subadviser's executive officers supervise the allocation of
brokerage.

    Transactions in securities other than those for which
an exchange is the primary market are generally done with
principals or market makers. In transactions on foreign
exchanges, the Funds may be required to pay fixed brokerage
commissions and therefore would not have the benefit of
negotiated commissions available in U.S. markets. Brokerage
commissions are paid primarily for transactions in listed
securities or for certain fixed-income agency transactions
in the secondary market. Otherwise brokerage commissions
are paid only if it appears likely that a better price or
execution can be obtained by doing so.

     Each Subadviser serves as investment manager to a
number of clients, including other investment companies,
and may in the future act as investment manager or advisor
to others. It is the practice of the Subadviser to allocate
purchase or sale transactions among the Fund it manages and
other clients whose assets it manages in a manner it deems
equitable. In making those allocations, the Subadviser
considers several main factors, including the respective
investment objectives, the relative size of portfolio
holdings of the same or comparable securities, the
availability of cash for investment, the size of investment
commitments generally held and the opinions of the persons
responsible for managing the portfolios of the Fund and
each other client's accounts.

     When orders to purchase or sell the same security on
identical terms are placed by more than one of the funds
and/or other advisory accounts managed by the Subadviser or
its affiliates, the transactions are generally executed as
received, although a fund or advisory account that does not
direct trades to a specific broker (these are called "free
trades") usually will have its order executed first. Orders
placed by accounts that direct trades to a specific broker
will generally be executed after the free trades. All
orders placed on behalf of a Fund are considered free
trades. However, having an order placed first in the market
does not necessarily guarantee the most favorable price.
Purchases are combined where possible for the purpose of
negotiating brokerage commissions. In some cases that
practice might have a detrimental effect on the price or
volume of the security in a particular transaction for the
Fund.

    Most purchases of debt obligations are principal
transactions at net prices. Instead of using a broker for
those transactions, a Fund will normally deal directly with
the selling or purchasing principal or market maker unless
the Subadviser determines that a better price or execution
can be obtained by using the services of a broker.
Purchases of portfolio securities from underwriters include
a commission or concession paid by the issuer to the
underwriter. Purchases from dealers include a spread
between the bid and asked prices. The Funds seek to obtain
prompt execution of these orders at the most favorable net
price.

    The Investment Advisory Agreement and the Subadvisory
Agreement permit the Manager and the Subadviser to allocate
brokerage for research services. The research services
provided by a particular broker may be useful only to one
or more of the advisory accounts of the Subadviser and its
affiliates. The investment research received for the
commissions of those other accounts may be useful both to
the respective Fund and one or more of the Subadviser's
other accounts. Investment research may be supplied to the
Subadviser by a third party at the instance of a broker
through which trades are placed.

    Investment research services include information and
analysis on particular companies and industries as well as
market or economic trends and portfolio strategy, market
quotations for portfolio evaluations, information systems,
computer hardware and similar products and services. If a
research service also assists the Subadviser in a
non-research capacity (such as bookkeeping or other
administrative functions), then only the percentage or
component that provides assistance to the Subadviser in the
investment decision-making process may be paid in
commission dollars.

    The research services provided by brokers broadens the
scope and supplements the research activities of the
Subadviser. That research provides additional views and
comparisons for consideration, and helps the Subadviser to
obtain market information for the valuation of securities
that are either held in the Fund's portfolio or are being
considered for purchase. The Subadviser provides
information to the Manager and the Board about the
commissions paid to brokers furnishing such services,
together with the Subadviser's representation that the
amount of such commissions was reasonably related to the
value or benefit of such services.

--------------------------------------------------------------
       Total Brokerage Commissions Paid by the Funds1
--------------------------------------------------------------
--------------------------------------------------------------
                                Fiscal Period   Fiscal Year
Fund                            Ended 11/30/01     Ended
                                                 11/30/022
--------------------------------------------------------------
--------------------------------------------------------------
QM Active Balanced Fund             $1,475         $5,454
--------------------------------------------------------------
--------------------------------------------------------------
Jennison Growth Fund                $5,832        $22,425
--------------------------------------------------------------
--------------------------------------------------------------
Salomon Brothers All Cap Fund      $19,495        $356,961
--------------------------------------------------------------
--------------------------------------------------------------
Gartmore Millennium Growth         $11,810        $57,264
Fund II
--------------------------------------------------------------
1. Amounts do not include spreads or commissions on
principal transactions on a net trade basis.
2. In the fiscal year ended 11/30/02, the amount of
transactions directed to brokers for research services and
the amount of the commissions paid to broker-dealers for
those services were as follows:
----------------------------------------------------
                              Amount of  Amount of
Fund                          TransactionCommissions
----------------------------------------------------
----------------------------------------------------
QM Active Balanced Fund           $0         $0
----------------------------------------------------
----------------------------------------------------
Jennison Growth Fund           $120,448     $249
----------------------------------------------------
----------------------------------------------------
Salomon Brothers All Cap Fund  $699,824    $1,594
----------------------------------------------------
----------------------------------------------------
Gartmore Millennium Growth     $141,908     $293
Fund II
----------------------------------------------------

Distribution and Service Plans

The Distributor.  Under its General Distributor's  Agreement
   with each of the Funds, the
Distributor  acts as each Fund's  principal  underwriter  in the continuous public offering of
each Fund's  different  classes of shares.  The  Distributor bears the expenses normally attributable
to sales,  including  advertising  and the cost of  printing and mailing prospectuses, other than those
furnished to existing  shareholders.  The Distributor is not obligated to sell a specific number of
shares.  Expenses  normally  attributable to sales are borne by the Distributor.

   The sales charges and concessions paid to, or retained
by, the Distributor from the sale of shares during the
Funds' most recent fiscal year, and the contingent deferred
sales charges retained by the Distributor on the redemption
of shares for the most recent fiscal year are shown in the
tables below.

--------------------------------------------------------------
                                      Aggregate   Class A
                               Fiscal Front-End   Front-End
                               Year   Sales       Sales
                               Ended  Charges     Charges
Fund                           11/30  on Class A  Retained by
                                      Shares      Distributor*
--------------------------------------------------------------
--------------------------------------------------------------
Mercury Advisors S&P 500       2002*  $71,413     $23,220
Index Fund
--------------------------------------------------------------
--------------------------------------------------------------
Mercury Advisors Focus Growth  2002   $7,624      $4,188
Fund
--------------------------------------------------------------
--------------------------------------------------------------
QM Active Balanced Fund        2002   $6,890      $1,094
--------------------------------------------------------------
--------------------------------------------------------------
Jennison Growth Fund           2002   $34,373     $10,966
--------------------------------------------------------------
--------------------------------------------------------------
Salomon Brothers All Cap Fund  2002   $62,590     $21,424
--------------------------------------------------------------
--------------------------------------------------------------
Gartmore Millennium Growth     2002   $2,876      $1,899
Fund II
--------------------------------------------------------------
Includes amounts retained by a broker-dealer that is an
affiliate or a parent of the distributor.
*For fiscal year ended 12/31.

---------------------------------------------------------------------------------
                                      ConcessionsConcessionConcessions Concessions
                               Fiscal on Class A on Class  on Class C  on Class
                               Year   Shares     B Shares  Shares      N
                               Ended  Advanced   Advance   Advance by  Shares
Fund                           11/30  by         by        Distributor1Advance
                                      DistributorDistributor1          by
                                                                       Distributor1
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mercury Advisors S&P 500       2002*  $11,364    $130,765  $48,663     $130,233
Index Fund
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mercury Advisors Focus Growth  2002   $93        $9,049    $5,678      $1,055
Fund
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
QM Active Balanced Fund        2002   $121       $14,392   $3,011      $2,750
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jennison Growth Fund           2002   $1,016     $38,831   $15,462     $12,938
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Salomon Brothers All Cap Fund  2002   $7,615     $91,244   $48,537     $49,699
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gartmore Millennium Growth     2002   $7         $4,524    $926        $279
Fund II
---------------------------------------------------------------------------------
*For fiscal year ended 12/31.
1. The Distributor advances concession payments to dealers
for certain sales of Class A shares and for sales of Class
B, Class C and Class N shares from its own resources at the
time of sale.

---------------------------------------------------------------------------------
                                      Class A    Class B   Class C     Class N
                                      Contingent ContingentContingent  Contingent
                                      Deferred   Deferred  Deferred    Deferred
                               Fiscal Sales      Sales     Sales       Sales
                               Year   Charges    Charges   Charges     Charges
                               Ended  Retained   Retained  Retained by Retained
Fund                           11/30  by         by        Distributor by
                                      DistributorDistributor           Distributor
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mercury Advisors S&P 500       2002*  $0         $4,358    $2,608      $27,006
Index Fund
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Mercury Advisors Focus Growth  2002   $0         $2,930    $118        $3
Fund
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
QM Active Balanced Fund        2002   $0         $2,303    $168        $27
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Jennison Growth Fund           2002   $0         $3,447    $546        $530
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Salomon Brothers All Cap Fund  2002   $0         $8,641    $2,017      $3,541
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Gartmore Millennium Growth     2002   $0         $2,142    $8          $4
Fund II
---------------------------------------------------------------------------------
*For fiscal year ended 12/31.

Distribution and Service Plans. Each Fund has adopted a
Service Plan for Class A shares and Distribution and
Service Plans for Class B, Class C and Class N shares under
Rule 12b-1 of the Investment Company Act. Under those plans
a Fund pays the Distributor for all or a portion of its
costs incurred in connection with the distribution and/or
servicing of the shares of the particular class.

      Each plan has been approved by a vote of the Board of
Trustees, including a majority of the Independent
Trustees1, cast in person at a meeting called for the
purpose of voting on that plan. The shareholder votes for
the plans were cast by the Manager as the sole initial
holder of the shares of each class of shares of each Fund.

      Under the plans, OppenheimerFunds, Inc. and the
Distributor may make payments to affiliates and in
their sole discretion, from time to time, may use their
own resources (at no direct cost to the Fund) to make
payments to brokers, dealers or other financial
institutions for distribution and administrative
services they perform. The Manager may use its profits
from the advisory fee it receives from each Fund. In
their sole discretion, the Distributor and the Manager
may increase or decrease the amount of payments they
make from their own resources to plan recipients.

      Unless a plan is terminated as described below, the
plan continues in effect from year to year but only if each
Fund's Board of Trustees and its Independent Trustees
specifically vote annually to approve its continuance.
Approval must be by a vote cast in person at a meeting
called for the purpose of voting on continuing the plan. A
plan may be terminated at any time by the vote of a
majority of the Independent Trustees or by the vote of the
holders of a "majority" (as defined in the Investment
Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees
must approve all material amendments to a plan. An
amendment to increase materially the amount of payments to
be made under a plan must be approved by shareholders of
the class affected by the amendment. Because Class B shares
of each of the Funds automatically convert into Class A
shares 72 months after purchase, each Fund must obtain the
approval of both Class A and Class B shareholders for a
proposed material amendment to the Class A plan that would
materially increase payments under the plan. That approval
must be by a "majority" (as defined in the Investment
Company Act) of the shares of each Class, voting separately
by class.

      While the plans are in effect, the Treasurer of each
Fund shall provide separate written reports on the plans to
the Board of Trustees at least quarterly for its review.
The Reports shall detail the amount of all payments made
under a plan and the purpose for which the payments were
made. Those reports are subject to the review and approval
of the Independent Trustees.

      Each plan states that while it is in effect, the
selection and nomination of those Trustees of each Fund who
are not "interested persons" of a Fund is committed to the
discretion of the Independent Trustees. This does not
prevent the involvement of others in the selection and
nomination process as long as the final decision as to
selection or nomination is approved by a majority of the
Independent Trustees.

      Under the plan for a class, no payment will be made
to any recipient in any quarter in which the aggregate net
asset value of all Fund shares of that class held by the
recipient for itself and its customers does not exceed a
minimum amount, if any, that may be set from time to time
by a majority of the Independent Trustees. The Board of
Trustees has set no minimum amount of assets to qualify for
payments  under the plans.

      |X| Class A Service Plan Fees. Under the Class A
service plan, the Distributor currently uses the fees it
receives from the Fund to pay brokers, dealers and other
financial institutions (they are referred to as
"recipients") for personal services and account maintenance
services they provide for their customers who hold Class A
shares. The services include, among others, answering
customer inquiries about the Funds, assisting in
establishing and maintaining accounts in the Funds, making
the Funds' investment plans available and providing other
services at the request of the Funds or the Distributor.
While the plan permits the Board to authorize payments to
the Distributor to reimburse itself for services under the
plan, the Board has not yet done so except in the case of
the special arrangement described below. The Distributor
makes payments to plan recipients quarterly at an annual
rate not to exceed 0.25% of the average annual net assets
consisting of Class A shares held in the accounts of the
recipients or their customers. With respect to purchases of
Class A shares subject to a contingent deferred sales
charge by certain retirement plans that purchased such
shares prior to March 1, 2001 ("grandfathered retirement
accounts"), the Distributor currently intends to pay the
service fee to Recipients in advance for the first year
after the shares are purchased. After the first year shares
are outstanding, the Distributor makes service fee payments
to Recipients quarterly on those shares. The advance
payment is based on the net asset value of shares sold.
Shares purchased by exchange do not qualify for the advance
service fee payment. If Class A shares purchased by
grandfathered retirement accounts are redeemed during the
first year after their purchase, the Recipient of the
service fees on those shares will be obligated to repay the
Distributor a pro rata portion of the advance payment of
the service fee made on those shares.

      During the first year the shares are sold, the
Distributor retains the service fee to reimburse itself for
the cost of distributing the shares. For the fiscal year
ended November 30, 2002 (December 31, 2002 for the Mercury
Advisors S&P 500 Index Fund), payments under the Class A
Plan paid by the Distributor to recipients and to an
affiliate of the Distributor were as follows:

--------------------------------------------------------------------------
                                     Payments   Retained by    Payments
Fund                                    to      Distributor     to an
                                    Recipients                Affiliate
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Mercury Advisors S&P 500 Index        $12,489       $191         $540
Fund
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Mercury Advisors Focus Growth Fund    $3,383        $0           $282
--------------------------------------------------------------------------
--------------------------------------------------------------------------
QM Active Balanced Fund               $281          $0           $60
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Jennison Growth Fund                  $2,332        $2           $349
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Salomon Brothers All Cap Fund         $12,376       $10          $814
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Gartmore Millennium Growth Fund II    $593          $0           $167
--------------------------------------------------------------------------

      Any unreimbursed expenses the Distributor incurs with
respect to Class A shares in any fiscal year cannot be
recovered in subsequent years. The Distributor may not use
payments received under the Class A Plan to pay any of its
interest expenses, carrying charges, or other financial
costs, or allocation of overhead.

      |X| Class B, Class C and Class N Service and
Distribution Plan Fees. Under each plan, service fees and
distribution fees are computed on the average of the net
asset value of shares in the respective class, determined
as of the close of each regular business day during the
period. The Class B, Class C and Class N plans provide for
the Distributor to be compensated at a flat rate, whether
the Distributor's distribution expenses are more or less
than the amounts paid by the Funds under the plan during
the period for which the fee is paid. The types of services
that recipients provide are similar to the services
provided under the Class A service plan, described above.

      The Class B, Class C and Class N Plans permit the
Distributor to retain both the asset-based sales charges
and the service fees or to pay recipients the service fee
on a quarterly basis, without payment in advance. However,
the Distributor currently intends to pay the service fee to
recipients in advance for the first year after the shares
are purchased. After the first year shares are outstanding,
the Distributor makes service fee payments quarterly on
those shares. The advance payment is based on the net asset
value of shares sold. Shares purchased by exchange do not
qualify for the advance service fee payment. If Class B,
Class C or Class N shares are redeemed during the first
year after their purchase, the recipient of the service
fees on those shares will be obligated to repay the
Distributor a pro rata portion of the advance payment of
the service fee made on those shares.

      The Distributor retains the asset-based sales charge
on Class B and Class N shares. The Distributor retains the
asset-based sales charge on Class C shares during the first
year the shares are outstanding. It pays the asset-based
sales charge as an ongoing concession to the recipient on
Class C shares outstanding for a year or more. If a dealer
has a special agreement with the Distributor, the
Distributor will pay the Class B, Class C and/or Class N
service fee and the asset-based sales charge to the dealer
quarterly in lieu of paying the sales concessions and
service fee in advance at the time of purchase.

      The asset-based sales charges on Class B, Class C and
Class N shares allow investors to buy shares without a
front-end sales charge while allowing the Distributor to
compensate dealers that sell those shares. Each Fund pays
the asset-based sales charges to the Distributor for its
services rendered in distributing Class B, Class C and
Class N shares. The payments are made to the Distributor in
recognition that the Distributor:

o     pays sales concessions to authorized brokers and
         dealers at the time of sale and pays service fees
         as described above,
o     may finance payment of sales concessions and/or the
         advance of the service fee payment to recipients
         under the plans, or may provide such financing
         from its own resources or from the resources of an
         affiliate,
o     employs personnel to support distribution of Class B,
         Class C and Class N shares, and
o     bears the costs of sales literature, advertising and
         prospectuses (other than those furnished to
         current shareholders) and state "blue sky"
         registration fees and certain other distribution
         expenses.
o     may not be able to adequately compensate dealers that
         sell Class B, Class C and Class N shares without
         receiving payment under the plans and therefore
         may not be able to offer such Classes for sale
         absent the plans,
o     receives payments under the plans consistent with the
         service fees and asset-based sales charges paid by
         other non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the
         Fund in various third-party distribution programs
         that may increase sales of Fund shares,
o     may experience increased difficulty selling the
         Fund's shares if payments under the plan are
         discontinued because most competitor funds have
         plans that pay dealers for rendering distribution
         services as much or more than the amounts
         currently being paid by the Fund, and
o     may not be able to continue providing, at the same or
         at a lesser cost, the same quality distribution
         sales efforts and services, or to obtain such
         services from brokers and dealers, if the plan
         payments were to be discontinued.

   When Class B, Class C or Class N shares are sold without
   the designation of a broker-dealer,
the Distributor is automatically designated as the
   broker-dealer of record. In those cases, the
Distributor retains the service fee and asset-based sales
   charge paid on Class B, Class C and
Class N shares.

      All payments under the Class B, Class C and Class N
plans are subject to the limitations imposed by the Conduct
Rules of the National Association of Securities Dealers,
Inc. on payments of asset-based sales charges and service
fees.

-------------------------------------------------------------------------------------
    Distribution Fees Paid to the Distributor in the Fiscal Year Ended 11/30/02*
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                                                           Distributor'sDistributor's
                                        Total    Amount    Aggregate    Unreimbursed
                                        Payments Retained  Unreimbursed Expenses as
                                        Under    By        Expenses     %
Fund                         Class Plan Plan     DistributoUnder Plan   of Net
                                                                        Assets
                                                                        of Class
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mercury Advisors S&P 500     Class B    $29,212  $26,9021  $181,893     4.35%
Index Fund                   Plan

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                             Class C    $35,829  $30,5782  $106,844     2.16%
                             Plan
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                             Class N    $49,775  $48,1893  $392,192     3.00%
                             Plan
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mercury Advisors Focus       Class B    $8,635   $6,8844   $60,326      7.65%
Growth Fund                  Plan

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                             Class C    $4,529   $3,156    $81,033      12.31%
                             Plan
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                             Class N    $257     $230      $48,561      67.66%
                             Plan
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
QM Active Balanced Fund      Class B    $2,536   $2,3345   $40,973      9.00%
                             Plan
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                             Class C    $4,667   $3,858    $26,366      5.06%
                             Plan
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                             Class N    $731     $561      $14,271      4.44%
                             Plan
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Jennison Growth Fund         Class B    $6,176   $5,5966   $64,956      5.01%
                             Plan
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                             Class C    $15,244  $12,2587  $315,521     14.38%
                             Plan
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                             Class N    $5,143   $4,763    $111,848     8.52%
                             Plan
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Salomon   Brothers  All  Cap Class B    $34,095  $30,7158  $163,386     3.78%
Fund                         Plan

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                             Class C    $57,794  $38,4659  $121,309     1.77%
                             Plan
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                             Class N    $15,207  $5,77010  $99,503      1.75%
                             Plan
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Gartmore Millennium Growth   Class B    $1,479   $1,33911  $41,203      21.29%
Fund II                      Plan

-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                             Class C    $1,309   $1,025    $41,624      26.67%
                             Plan
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
                             Class N    $251     $23612    $5,037       7.40%
                             Plan
-------------------------------------------------------------------------------------
*For Mercury Advisors S&P 500 Index Fund this information
is for the fiscal year ended 12/31/02.
1.  Includes $49 paid to an affiliate of the Distributor's
parent company.
2.:  Includes$130 paid to an affiliate of the Distributor's
parent company.
3.  Includes $35 paid to an affiliate of the Distributor's
parent company.
4.  Includes $9 paid to an affiliate of the Distributor's
parent company.
5.  Includes $4 paid to an affiliate of the Distributor's
parent company.
6.  Includes $4 paid to an affiliate of the Distributor's
parent company.
7.  Includes $170 paid to an affiliate of the Distributor's
parent company.
8.  Includes $208 paid to an affiliate of the Distributor's
parent company.
9.  Includes $120 paid to an affiliate of the Distributor's
parent company.
10. Includes $1 paid to an affiliate of the Distributor's
parent company.
11. Includes $2 paid to an affiliate of the Distributor's
parent company.
12. Includes $1 paid to an affiliate of the Distributor's
parent company.

Performance of the Funds

Explanation of Performance Terminology. Each Fund uses a
variety of terms to illustrate its investment performance.
Those terms include "cumulative total return," "average
annual total return," "average annual total return at net
asset value" and "total return at net asset value."  An
explanation of how total returns are calculated is set
forth below. You can obtain current performance information
by calling the Funds' Transfer Agent at 1.800.525.7048 or
by visiting the OppenheimerFunds Internet web site at
www.oppenheimerfunds.com.

      Each Fund's illustrations of its performance data in
advertisements must comply with rules of the Securities and
Exchange Commission. Those rules describe the types of
performance data that may be used and how it is to be
calculated. In general, any advertisement by a Fund of its
performance data must include the average annual total
returns for the advertised class of shares of the Fund.
Those returns must be shown for the 1-, 5- and 10-year
periods (or the life of the class, if less) ending as of
the most recently ended calendar quarter prior to the
publication of the advertisement (or its submission for
publication).

      Use of standardized performance calculations enables
an investor to compare a Fund's performance to the
performance of other funds for the same periods. However, a
number of factors should be considered before using a
Fund's performance information as a basis for comparison
with other investments:

      |_| Total returns measure the performance of a
hypothetical account in a Fund over various periods and do
not show the performance of each shareholder's account.
Your account's performance will vary from the model
performance data if your dividends are received in cash, or
you buy or sell shares during the period, or you bought
your shares at a different time and price than the shares
used in the model.

      |_| A Fund's performance returns do no reflect the
effect of taxes on dividends and capital gains
distributions.

      |_| An investment in a Fund is not insured by the
FDIC or any other government agency.

      |_| The principal value of a Fund's shares and total
returns are not guaranteed and normally will fluctuate on a
daily basis.

      |_| When an investor's shares are redeemed, they may
be worth more or less than their original cost.

      |_| Total returns for any given past period represent
historical performance information and are not, and should
not be considered, a prediction of future returns.

      The performance of each class of shares is shown
separately, because the performance of each class of shares
will usually be different. That is because of the different
kinds of expenses each class bears. The total returns of
each class of shares of a Fund are affected by market
conditions, the quality of the Fund's investments, the
maturity of debt investments, the types of investments the
Fund holds, and its operating expenses that are allocated
to the particular class.

      |X| Total Return Information. There are different
types of "total returns" to measure a Fund's performance.
Total return is the change in value of a hypothetical
investment in a Fund over a given period, assuming that all
dividends and capital gains distributions are reinvested in
additional shares and that the investment is redeemed at
the end of the period. Because of differences in expenses
for each class of shares, the total returns for each class
are separately measured. The cumulative total return
measures the change in value over the entire period (for
example, ten (10) years). An average annual total return
shows the average rate of return for each year in a period
that would produce the cumulative total return over the
entire period. However, average annual total returns do not
show actual year-by-year performance. A Fund uses
standardized calculations for its total returns as
prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the
current maximum sales charge of 5.75% (as a percentage of
the offering price) is deducted from the initial investment
("P") (unless the return is shown without sales charge, as
described below). For Class B shares, payment of the
applicable contingent deferred sales charge is applied,
depending on the period for which the return is shown: 5.0%
in the first year, 4.0% in the second year, 3.0% in the
third and fourth years, 2.0% in the fifth year, 1.0% in the
sixth year and none thereafter. For Class C shares, the 1%
contingent deferred sales charge is deducted for returns
for the 1-year period. For Class N shares, the 1%
contingent deferred sales charge is deducted for returns
for the one year period. Class N total returns may also be
calculated for the periods prior to 3/1/01 (the inception
of Class N shares), based on the Fund's Class A returns,
adjusted to reflect the higher Class N 12b-1 fees. There is
no sales charge on Class Y shares.

            |_| Average Annual Total Return. The "average
annual total return" of each class is an average annual
compounded rate of return for each year in a specified
number of years. It is the rate of return based on the
change in value of a hypothetical initial investment of
$1,000 ("P" in the formula below) held for a number of
years ("n" in the formula) to achieve an Ending Redeemable
Value ("ERV" in the formula) of that investment, according
to the following formula:

ERV        - 1 = Average Annual Total Return
---
l/n
   P

            |_| Cumulative Total Return. The "cumulative
total return" calculation measures the change in value of a
hypothetical investment of $1,000 over an entire period of
years. Its calculation uses some of the same factors as
average annual total return, but it does not average the
rate of return on an annual basis. Cumulative total return
is determined as follows:

 ERV - P  = Total Return
 ---------
    P

      |_| Average Annual Total Return (After Taxes on
Distributions). The "average annual total return (after
taxes on distributions)" of Class A shares is an average
annual compounded rate of return for each year in a
specified number of years, adjusted to show the effect of
federal taxes (calculated using the highest individual
marginal federal income tax rates in effect on any
reinvestment date) on any distributions made by the Fund
during the specified period. It is the rate of return based
on the change in value of a hypothetical initial investment
of $1,000 ("P" in the formula below) held for a number of
years ("n" in the formula) to achieve an ending value
("ATVD" in the formula) of that investment, after taking
into account the effect of taxes on Fund distributions, but
not on the redemption of Fund shares, according to the
following formula:

ATVD        - 1 = Average Annual Total Return (After Taxes on
----
/n          Distributions)
  P

      |_| Average Annual Total Return (After Taxes on
Distributions and Redemptions). The "average annual total
return (after taxes on distributions and redemptions)" of
Class A shares is an average annual compounded rate of
return for each year in a specified number of years,
adjusted to show the effect of federal taxes (calculated
using the highest individual marginal federal income tax
rates in effect on any reinvestment date) on any
distributions made by the Fund during the specified period
and the effect of capital gains taxes or capital loss tax
benefits (each calculated using the highest federal
individual capital gains tax rate in effect on the
redemption date) resulting from the redemption of the
shares at the end of the period. It is the rate of return
based on the change in value of a hypothetical initial
investment of $1,000 ("P" in the formula below) held for a
number of years ("n" in the formula) to achieve an ending
value ("ATVDR" in the formula) of that investment, after
taking into account the effect of taxes on fund
distributions and on the redemption of Fund shares,
according to the following formula:

ATVDR       - 1=  Average Annual Total Return (After Taxes on
-----
1/n         Distributions and Redemptions)
  P

            |_| Total Returns at Net Asset Value. From time
to time a Fund may also quote a cumulative or an average
annual total return "at net asset value" (without deducting
sales charges) for Class A, Class B, Class C or Class N
shares. There is no sales charge on Class Y shares. Each is
based on the difference in net asset value per share at the
beginning and the end of the period for a hypothetical
investment in that class of shares (without considering
front-end or contingent deferred sales charges) and takes
into consideration the reinvestment of dividends and
capital gains distributions.

--------------------------------------------------------------------------------
           The Funds' Total Returns for the Periods Ended 11/30/02*
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
               Class       Cumulative          Average Annual Total Returns

                 of       Total Returns
               Shares   (10 years or Life
Fund                        of Class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                                1-Year             5-Year
                                                             (or life-of-class)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                         After    Without   After   Without   After    Without
                         Sales     Sales    Sales    Sales    Sales     Sales
                        Charge    Charge    Charge   Charge   Charge   Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mercury       Class A  -35.95%1  -32.04%1  -27.62%  -23.21%  -21.15%1 -18.61%1
Advisors
S&P 500 Index
Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class B  -35.58%1  -32.90%1  -27.56%  -23.75%  -20.91%1 -19.17%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class C  -33.00%1  -33.00%1  -24.54%  -23.78%  -19.23%1 -19.23%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class N  -29.12%2  -29.12%2  -24.10%  -23.33%  -17.12%2 -17.12%2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class Y  -31.52%1  -31.52%1  -23.06%  -23.06%  -18.29%1 -18.29%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Mercury       Class A  -76.25%1  -74.80%1  -39.87%  -36.20%  -55.23%1 -53.72%1
Advisors
Focus Growth
Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class B  -76.10%1  -75.10%1  -39.66%  -36.48%  -55.07%1 -54.03%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class C  -75.10%1  -75.10%1  -37.12%  -36.48%  -54.03%1 -54.03%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class N  -69.57%2  -69.57%2  -36.68%  -36.04%  -49.38%2 -49.38%2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class Y  -74.70%1  -74.70%1  -36.11%  -36.11%  -53.62%1 -53.62%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
QM Active     Class A  -18.58%1  -13.61%1  -13.75%   -8.49%  -10.85%1  -7.85%1
Balanced
Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class B  -18.21%1  -14.83%1  -13.61%   -9.11%  -10.63%1  -8.58%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class C  -14.76%1  -14.76%1  -10.02%   -9.12%  -8.54%1   -8.54%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class N  -11.79%2  -11.79%2   -9.51%   -8.60%  -6.93%2   -6.93%2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class Y  -13.22%1  -13.22%1   -8.27%   -8.27%  -7.62%1   -7.62%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jennison      Class A  -38.83%1  -35.10%1  -28.54%  -24.18%  -24.03%1 -21.47%1
Growth Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class B  -38.56%1  -36.00%1  -28.47%  -24.71%  -23.84%1 -22.08%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class C  -36.00%1  -36.00%1  -25.37%  -24.62%  -22.08%  -22.08%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class N  -31.75%2  -31.75%2  -25.05%  -24.30%  -19.64%2 -19.64%2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class Y  -34.90%1  -34.90%1  -24.04%  -24.04%  -21.33%1 -21.33%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Salomon       Class A  -23.43%1  -18.75%1  -17.22%  -12.17%  -13.86%1 -10.96%1
Brothers
All Cap Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class B  -23.08%1  -19.90%1  -17.08%  -12.75%  -13.65%1 -11.67%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class C  -19.93%1  -19.93%1  -13.65%  -12.78%  -11.69%1 -11.69%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class N  -17.91%2  -17.91%2  -13.17%  -12.30%  -10.68%2 -10.68%2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class Y  -18.06%1  -18.06%1  -11.52%  -11.52%  -10.54%1 -10.54%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Gartmore      Class A  -45.62%1  -42.30%1  -28.07%  -23.68%  -28.86%1 -26.46%1
Millennium
Growth Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class B  -45.38%1  -43.10%1  -28.02%  -24.23%  -28.68%1 -27.04%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class C  -43.10%1  -43.10%1  -24.99%  -24.23%  -27.04%1 -27.04%1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class N  -36.76%2  -36.76%2  -24.67%  -23.90%  -23.07%2 -23.07%2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
              Class Y  -42.10%1  -42.10%1  -23.51%  -23.51%  -26.32%1 -26.32%1
--------------------------------------------------------------------------------
*For  Mercury   Advisors   S&P  500  Index  Fund,   this  is
information is for the periods ended 12/31/02.
1.  Inception  of Class  A,  Class  B,  Class C and  Class Y
shares:  2/16/01
2. Inception of Class N shares:  3/1/01

----------------------------------------------------------------------------------
  Average Annual Total Returns for Class A Shares (After Sales Charge) For the
                             Periods Ended 11/30/02*
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Fund                                   After Taxes on         After Taxes on
                                                          Distributions and Sale
                                       Distributions          of Fund Shares
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
                                     1 Year     5 Years     1 Year     5 Years
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Mercury Advisors S&P Index Fund      -27.73%    -21.21%1   -16.82%     -16.57%1
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Mercury Advisors Focus Growth Fund   -39.87%    -55.23%1   -24.28%     -40.92%1
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
QM Active Balanced Fund              -14.10%    -11.05%1    -8.35%     -8.69%1
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Jennison Growth Fund                 -28.54%    -24.03%1   -17.38%     -18.78%1
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Salomon Brothers All Cap Fund        -17.51%    -14.03%1   -10.46%     -11.02%1
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Gartmore Millennium Growth Fund      -28.07%    -28.86%1   -17.09%     -22.42%1
----------------------------------------------------------------------------------
*For  Mercury   Advisors   S&P  500  Index  Fund,   this  is
information is for the periods ended 12/31/02.
1. Inception of Class A shares:  2/16/01

Other Performance Comparisons. Each Fund compares its
performance annually to that of an appropriate
broadly-based market index in its Annual Report to
shareholders. You can obtain that information by contacting
the Transfer Agent at the addresses or telephone numbers
shown on the cover of this Statement of Additional
Information. Each Fund may also compare its performance to
that of other investments, including other mutual funds, or
use rankings of its performance by independent ranking
entities. Examples of these performance comparisons are set
forth below.

      |X| Lipper Rankings. From time to time a Fund may
publish the ranking of the performance of its classes of
shares by Lipper, Inc ("Lipper"). Lipper is a
widely-recognized independent mutual fund monitoring
service. Lipper monitors the performance of regulated
investment companies, including the Funds, and ranks their
performance for various periods based on categories
relating to investment objectives. Lipper currently ranks
(i) the performance of the OSM - Jennison Growth Fund and
the OSM - Mercury Advisors Focus Growth Fund against all
other large cap growth funds, (ii) the performance of the
OSM - Mercury Advisors S&P 500 Index Fund against all other
S&P 500 Index objective funds, (iii) the performance of the
OSM - QM Active Balanced Fund against all other balanced
funds, (iv) the performance of the OSM - Salomon Brothers
All Cap Fund against all other multi-cap value funds, and
(v) the performance of the OSM - Gartmore Millennium Growth
Fund II against all other mid cap core funds. The Lipper
performance rankings are based on total returns that
include the reinvestment of capital gain distributions and
income dividends but do not take sales charges or taxes
into consideration. Lipper also publishes "peer-group"
indices of the performance of all mutual funds in a
category that it monitors and averages of the performance
of the funds in particular categories.

      |X| Morningstar Ratings. From time to time a Fund may
publish the star rating of the performance of its classes
of shares by Morningstar, Inc., an independent mutual fund
monitoring service. Morningstar rates mutual funds in their
specialized market sector. Each Fund is rated among
domestic stock funds.

      Morningstar proprietary star ratings reflect
historical risk-adjusted total investment return. For each
fund with at least a three-year history, Morningstar
calculates a Morningstar Rating(TM)based on a Morningstar
Risk-Adjusted Return measure that accounts for variation in
a fund's monthly performance (including the effects of
sales charges, loads, and redemption fees), placing more
emphasis on downward variations and rewarding consistent
performance.  The top 10% of funds in each category receive
5 stars, the next 22.5% receive 4 stars, the next 35%
receive 3 stars, the next 22.5% receive 2 stars, and the
bottom 10% receive 1 star. (Each share class is counted as
a fraction of one fund within this scale and rated
separately, which may cause slight variations in the
distribution percentages.) The Overall Morningstar Rating
for a fund is derived from a weighted average of the
performance figures associated with its three-, five-and
ten-year (if applicable) Morningstar Rating metrics.

      |X| Performance Rankings and Comparisons by Other
Entities and Publications. From time to time a Fund may
include in its advertisements and sales literature
performance information about the Fund cited in newspapers
and other periodicals such as The New York Times, The Wall
Street Journal, Barron's, or similar publications. That
information may include performance quotations from other
sources, including Lipper and Morningstar. The performance
of a Fund's classes of shares may be compared in
publications to the performance of various market indices
or other investments, and averages, performance rankings or
other benchmarks prepared by recognized mutual fund
statistical services.

      From time to time, a Fund may publish rankings or
ratings of the Manager or Transfer Agent, and of the
investor services provided by them to shareholders of the
Oppenheimer funds, other than performance rankings of the
Oppenheimer funds themselves. Those ratings or rankings of
shareholder and investor services by third parties may
include comparisons of their services to those provided by
other mutual fund families selected by the rating or
ranking services. They may be based upon the opinions of
the rating or ranking service itself, using its research or
judgment, or based upon surveys of investors, brokers,
shareholders or others.

       From time to time the Fund may include in its
advertisements and sales literature the total return
performance of a hypothetical investment account that
includes shares of the fund and other Oppenheimer funds.
The combined account may be part of an illustration of an
asset allocation model or similar presentation. The account
performance may combine total return performance of the
fund and the total return performance of other Oppenheimer
funds included in the account. Additionally, from time to
time, the Fund's advertisements and sales literature may
include, for illustrative or comparative purposes,
statistical data or other information about general or
specific market and economic conditions. That may include,
for example,
o     information about the performance of certain
         securities or commodities markets or segments of
         those markets,
o     information about the performance of the economies of
         particular countries or regions,
o     the earnings of companies included in segments of
         particular industries, sectors, securities
         markets, countries or regions,
o     the availability of different types of securities or
         offerings of securities,
o     information relating to the gross national or gross
         domestic product of the United States or other
         countries or regions,
o     comparisons of various market sectors or indices to
         demonstrate performance, risk, or other
         characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods
that can be used to buy shares of a Fund. Appendix C
contains more information about the special sales charge
arrangements offered by a Fund, and the circumstances in
which sales charges may be reduced or waived for certain
classes of investors.

AccountLink. When shares are purchased through AccountLink,
each purchase must be at least $50 and shareholders must
                                   ---
invest at least $500 before an Asset Builder Plan
(described below) can be established on a new account.
Accounts established prior to November 1, 2002 will remain
at $25 for additional purchases. Shares will be purchased
on the regular business day the Distributor is instructed
to initiate the Automated Clearing House ("ACH") transfer
to buy the shares. Dividends will begin to accrue on shares
purchased with the proceeds of ACH transfers on the
business day the Fund receives Federal Funds for the
purchase through the ACH system before the close of The New
York Stock Exchange ("the Exchange"). The Exchange normally
closes at 4:00 P.M., but may close earlier on certain days.
If Federal Funds are received on a business day after the
close of the Exchange, the shares will be purchased and
dividends will begin to accrue on the next regular business
day. The proceeds of ACH transfers are normally received by
the Fund three days after the transfers are initiated. If
the proceeds of the ACH transfer are not received on a
timely basis, the Distributor reserves the right to cancel
the purchase order. The Distributor and the Funds are not
responsible for any delays in purchasing shares resulting
from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a
reduced sales charge rate may be obtained for Class A
shares under Right of Accumulation and Letters of Intent
because of the economies of sales efforts and reduction in
expenses realized by the Distributor, dealers and brokers
making such sales. No sales charge is imposed in certain
other circumstances described in Appendix C to this
Statement of Additional Information because the Distributor
or dealer or broker incurs little or no selling expenses.

      |X|   Right of Accumulation. To qualify for the lower
sales charge rates that apply to larger purchases of Class
A shares, you and your spouse can add together:
o     Class A and Class B shares you purchase for your
            individual accounts (including IRAs and 403(b)
            plans), or for your joint accounts, or for
            trust or custodial accounts on behalf of your
            children who are minors, and
o     Current purchases of Class A and Class B shares of
            the Fund and other Oppenheimer funds to reduce
            the sales charge rate that applies to current
            purchases of Class A shares, and
o     Class A and Class B shares of Oppenheimer funds you
            previously purchased subject to an initial or
            contingent deferred sales charge to reduce the
            sales charge rate for current purchases of
            Class A shares, provided that you still hold
            your investment in one of the Oppenheimer funds.

      A fiduciary can count all shares purchased for a
trust, estate or other fiduciary account (including one or
more employee benefit plans of the same employer) that has
multiple accounts. The Distributor will add the value, at
current offering price, of the shares you previously
purchased and currently own to the value of current
purchases to determine the sales charge rate that applies.
The reduced sales charge will apply only to current
purchases. You must request it when you buy shares.

The Oppenheimer Funds. The Oppenheimer funds are those
mutual funds for which the Distributor acts as the
distributor and currently include the following:

Oppenheimer AMT-Free New York Municipals  Oppenheimer Multiple Strategies Fund
Oppenheimer Bond Fund                     Oppenheimer Municipal Bond Fund
Oppenheimer California Municipal Fund     Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Appreciation Fund     Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Preservation Fund     Oppenheimer Quest Balanced Value Fund
                                          Oppenheimer  Quest  Capital Value Fund,
Oppenheimer Capital Income Fund           Inc.
                                          Oppenheimer  Quest  Global  Value Fund,
Oppenheimer Champion Income Fund          Inc.
                                          Oppenheimer   Quest  Opportunity  Value
Oppenheimer Convertible Securities Fund   Fund
Oppenheimer Developing Markets Fund       Oppenheimer Quest Value Fund, Inc.
Oppenheimer Disciplined Allocation Fund   Oppenheimer Real Asset Fund
                                          Oppenheimer      Rochester     National
Oppenheimer Discovery Fund                Municipals
Oppenheimer Emerging Growth Fund          Oppenheimer Senior Floating Rate Fund
Oppenheimer Emerging Technologies Fund    Oppenheimer Small Cap Value Fund
Oppenheimer Enterprise Fund               Oppenheimer Strategic Income Fund
Oppenheimer Europe Fund                   Oppenheimer Total Return Bond Fund
Oppenheimer Global Fund                   Oppenheimer Total Return Fund, Inc.
Oppenheimer Global Growth& Income Fund   Oppenheimer Trinity Core Fund
                                          Oppenheimer  Trinity  Large Cap  Growth
Oppenheimer Gold & Special Minerals Fund  Fund
Oppenheimer Growth Fund                   Oppenheimer Trinity Value Fund
Oppenheimer High Yield Fund               Oppenheimer U.S. Government Trust
Oppenheimer International Bond Fund       Oppenheimer Value Fund
Oppenheimer International Growth Fund     Limited-Term New York Municipal Fund
Oppenheimer  International  Small Company
Fund                                      Rochester Fund Municipals
                                          OSM1- Gartmore  Millennium  Growth Fund
Oppenheimer Limited-Term Government Fund  II
Oppenheimer Limited Term Municipal Fund   OSM1 - Jennison Growth Fund
Oppenheimer  Main Street  Growth & Income OSM1 - Mercury  Advisors  S&P 500 Index
Fund                                      Fund
                                          OSM1 - Mercury  Advisors  Focus  Growth
Oppenheimer Main Street Opportunity Fund  Fund
Oppenheimer Main Street Small Cap Fund    OSM1 - QM Active Balanced Fund
Oppenheimer MidCap Fund                   OSM1 - Salomon Brothers All Cap Fund
And the following money market funds:
Oppenheimer Cash Reserves                 Centennial Government Trust
Oppenheimer Money Market Fund, Inc.       Centennial Money Market Trust
Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust

1 - "OSM" stands for Oppenheimer Select Managers

      There is an initial sales charge on the purchase of
Class A shares of each of the Oppenheimer funds described
above except the money market funds and Oppenheimer Senior
Floating Rate Fund. Under certain circumstances described
in this Statement of Additional Information, redemption
proceeds of certain money market fund shares may be subject
to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you
purchase Class A shares or Class A and Class B shares of a
Fund and other Oppenheimer funds during a 13-month period,
you can reduce the sales charge rate that applies to your
purchases of Class A shares. The total amount of your
intended purchases of both Class A and Class B shares will
determine the reduced sales charge rate for the Class A
shares purchased during that period. You can include
purchases made up to 90 days before the date of the Letter.
Letters of Intent do not consider Class C or Class N shares
you purchase or may have purchased.

      A Letter of Intent is an investor's statement in
writing to the Distributor of the intention to purchase
Class A shares or Class A and Class B shares of a Fund (and
other Oppenheimer funds) during a 13-month period (the
"Letter of Intent period"). At the investor's request, this
may include purchases made up to 90 days prior to the date
of the Letter. The Letter states the investor's intention
to make the aggregate amount of purchases of shares which,
when added to the investor's holdings of shares of those
funds, will equal or exceed the amount specified in the
Letter. Purchases made by reinvestment of dividends or
distributions of capital gains and purchases made at net
asset value without sales charge do not count toward
satisfying the amount of the Letter.

      A Letter enables an investor to count the Class A and
Class B shares purchased under the Letter to obtain the
reduced sales charge rate on purchases of Class A shares of
a Fund (and other Oppenheimer funds) that applies under the
Right of Accumulation to current purchases of Class A
shares. Each purchase of Class A shares under the Letter
will be made at the offering price (including the sales
charge) that applies to a single lump-sum purchase of
shares in the amount intended to be purchased under the
Letter.

      In submitting a Letter, the investor makes no
commitment to purchase shares. However, if the investor's
purchases of shares within the Letter of Intent period,
when added to the value (at offering price) of the
investor's holdings of shares on the last day of that
period, do not equal or exceed the intended purchase
amount, the investor agrees to pay the additional amount of
sales charge applicable to such purchases. That amount is
described in "Terms of Escrow," below (those terms may be
amended by the Distributor from time to time). The investor
agrees that shares equal in value to 5% of the intended
purchase amount will be held in escrow by the Transfer
Agent subject to the Terms of Escrow. Also, the investor
agrees to be bound by the terms of the Prospectus, this
Statement of Additional Information and the application
used for a Letter of Intent. If those terms are amended, as
they may be from time to time by a Fund, the investor
agrees to be bound by the amended terms and that those
amendments will apply automatically to existing Letters of
Intent.

      If the total eligible purchases made during the
Letter of Intent period do not equal or exceed the intended
purchase amount, the concessions previously paid to the
dealer of record for the account and the amount of sales
charge retained by the Distributor will be adjusted to the
rates applicable to actual total purchases. If total
eligible purchases during the Letter of Intent period
exceed the intended purchase amount and exceed the amount
needed to qualify for the next sales charge rate reduction
set forth in the Prospectus, the sales charges paid will be
adjusted to the lower rate. That adjustment will be made
only if and when the dealer returns to the Distributor the
excess of the amount of concessions allowed or paid to the
dealer over the amount of concessions that apply to the
actual amount of purchases. The excess concessions returned
to the Distributor will be used to purchase additional
shares for the investor's account at the net asset value
per share in effect on the date of such purchase, promptly
after the Distributor's receipt thereof.

      The Transfer  Agent will not hold shares in escrow for
purchases  of shares of a Fund and other  Oppenheimer  funds by  OppenheimerFunds  prototype  401(k) plans under a Letter of Intent.  If the intended  purchase  amount under a Letter of  Intent  entered  into by an  OppenheimerFunds  prototype
401(k) plan is not  purchased  by the plan by the end of the
Letter of Intent  period,  there  will be no  adjustment  of
concessions   paid  to  the   broker-dealer   or   financial
institution  of record for accounts held in the name of that plan.

      In determining the total amount of purchases made
under a Letter, shares redeemed by the investor prior to
the termination of the Letter of Intent period will be
deducted. It is the responsibility of the dealer of record
and/or the investor to advise the Distributor about the
Letter in placing any purchase orders for the investor
during the Letter of Intent period. All of such purchases
must be made through the Distributor.

      |X| Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent
purchases if necessary) made pursuant to a Letter, shares
of a Fund equal in value up to 5% of the intended purchase
amount specified in the Letter shall be held in escrow by
the Transfer Agent. For example, if the intended purchase
amount is $50,000, the escrow shall be shares valued in the
amount of $2,500 (computed at the offering price adjusted
for a $50,000 purchase). Any dividends and capital gains
distributions on the escrowed shares will be credited to
the investor's account.

      2. If the total minimum investment specified under
the Letter is completed within the 13-month Letter of
Intent period, the escrowed shares will be promptly
released to the investor.

      3. If, at the end of the 13-month Letter of Intent
period the total purchases pursuant to the Letter are less
than the intended purchase amount specified in the Letter,
the investor must remit to the Distributor an amount equal
to the difference between the dollar amount of sales
charges actually paid and the amount of sales charges which
would have been paid if the total amount purchased had been
made at a single time. That sales charge adjustment will
apply to any shares redeemed prior to the completion of the
Letter. If the difference in sales charges is not paid
within twenty days after a request from the Distributor or
the dealer, the Distributor will, within sixty days of the
expiration of the Letter, redeem the number of escrowed
shares necessary to realize such difference in sales
charges. Full and fractional shares remaining after such
redemption will be released from escrow. If a request is
received to redeem escrowed shares prior to the payment of
such additional sales charge, the sales charge will be
withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably
constitutes and appoints the Transfer Agent as
attorney-in-fact to surrender for redemption any or all
escrowed shares.

5.    The shares eligible for purchase under the Letter (or
the holding of which may be counted toward completion of a
Letter) include:
(a)   Class A shares sold with a front-end sales charge or
            subject to a Class A contingent deferred sales
            charge,
(b)   Class B shares of other Oppenheimer funds acquired
            subject to a contingent deferred sales charge,
            and
(c)   Class A or Class B shares acquired by exchange of
            either (1) Class A shares of one of the other
            Oppenheimer funds that were acquired subject to
            a Class A initial or contingent deferred sales
            charge or (2) Class B shares of one of the
            other Oppenheimer funds that were acquired
            subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically
be exchanged for shares of another fund to which an
exchange is requested, as described in the section of the
Prospectus entitled "How to Exchange Shares" and the escrow
will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you
must initially establish your account with $500.
Subsequently, you can establish an Asset Builder Plan to
automatically purchase additional shares directly from a
bank account for as little as $50. For those accounts
established prior to November 1, 2002 and which have
previously established Asset Builder Plans, additional
purchases will remain at $25. Shares purchased by Asset
Builder Plan payments from bank accounts are subject to the
redemption restrictions for recent purchases described in
the Prospectus. Asset Builder Plans are available only if
your bank is an ACH member. Asset Builder Plans may not be
used to buy shares for OppenheimerFunds employer-sponsored
qualified retirement accounts. Asset Builder Plans also
enable shareholders of Oppenheimer Cash Reserves to use
their fund account to make monthly automatic purchases of
shares of up to four other Oppenheimer funds.

      If you make payments from your bank account to
purchase shares of a Fund, your bank account will be
debited automatically. Normally the debit will be made two
business days prior to the investment dates you selected on
your application. Neither the Distributor, the Transfer
Agent nor the Fund shall be responsible for any delays in
purchasing shares that result from delays in ACH
transmissions.

      Before you establish Asset Builder payments, you
should obtain a prospectus of the selected fund(s) from
your financial advisor (or the Distributor) and request an
application from the Distributor. Complete the application
and return it. You may change the amount of your Asset
Builder payment or you can terminate these automatic
investments at any time by writing to the Transfer Agent.
The Transfer Agent requires a reasonable period
(approximately 10 days) after receipt of your instructions
to implement them. A Fund reserves the right to amend,
suspend or discontinue offering Asset Builder plans at any
time without prior notice.

Retirement Plans. Certain types of retirement plans are
entitled to purchase shares of a Fund without sales charge
or at reduced sales charge rates, as described in Appendix
C to this Statement of Additional Information. Certain
special sales charge arrangements described in that
Appendix apply to retirement plans whose records are
maintained on a daily valuation basis by Merrill Lynch
Pierce Fenner& Smith, Inc. ("Merrill Lynch") or an
independent record keeper that has a contract or special
arrangement with Merrill Lynch. If on the date the plan
sponsor signed the Merrill Lynch record keeping service
agreement the plan has less than $3 million in assets
(other than assets invested in money market funds) invested
in applicable investments, then the retirement plan may
purchase only Class B shares of the Oppenheimer funds. Any
retirement plans in that category that currently invest in
Class B shares of a Fund will have their Class B shares
converted to Class A shares of the Fund when the plan's
applicable investments reach $5 million. OppenheimerFunds
has entered into arrangements with certain record keepers
whereby the Transfer Agent compensates the record keeper
for its record keeping and account servicing functions that
it performs on behalf of the participant level accounts of
a retirement plan. While such compensation may act to
reduce the record keeping fees charged by the retirement
plan's record keeper, that compensation arrangement may be
terminated at any time, potentially affecting the record
keeping fees charged by the retirement plan's record keeper.

Cancellation of Purchase Orders. Cancellation of purchase
orders for a Fund's shares (for example, when a purchase
check is returned to a Fund unpaid) causes a loss to be
incurred when the net asset values of that Fund's shares on
the cancellation date is less than on the purchase date.
That loss is equal to the amount of the decline in the net
asset value per share multiplied by the number of shares in
the purchase order. The investor is responsible for that
loss. If the investor fails to compensate the Fund for the
loss, the Distributor will do so. The Fund may reimburse
the Distributor for that amount by redeeming shares from
any account registered in that investor's name, or the Fund
or the Distributor may seek other redress.

Classes of Shares. Each class of shares of a Fund
represents an interest in the same portfolio of investments
of a Fund. However, each class has different shareholder
privileges and features. The net income attributable to
Class B, Class C or Class N shares and the dividends
payable on Class B, Class C or Class N shares will be
reduced by incremental expenses borne solely by that class.
Those expenses include the asset-based sales charges to
which Class B, Class C and Class N shares are subject.

      The availability of different classes of shares
permits an investor to choose the method of purchasing
shares that is more appropriate for the investor. That may
depend on the amount of the purchase, the length of time
the investor expects to hold shares, and other relevant
circumstances. Class A shares normally are sold subject to
an initial sales charge. While Class B, Class C and Class N
shares have no initial sales charge, the purpose of the
deferred sales charge and asset-based sales charge on Class
B, Class C and Class N shares is the same as that of the
initial sales charge on Class A shares - to compensate the
Distributor and brokers, dealers and financial institutions
that sell shares of a Fund. A salesperson who is entitled
to receive compensation from his or her firm for selling
Fund shares may receive different levels of compensation
for selling one class of shares rather than another. Class
Y shares have no sales charges.

      The Distributor will not accept any order in the
amount of $500,000 or more for Class B shares or $1 million
or more for Class C shares on behalf of a single investor
(not including dealer "street name" or omnibus accounts).
That is because generally it will be more advantageous for
that investor to purchase Class A shares of a Fund.

      |X| Class A Shares Subject to a Contingent Deferred
Sales Charge. For purchases of Class A shares at net asset
value whether or not subject to a contingent deferred sales
charge as described in the Prospectus, no sales concessions
will be paid to the broker-dealer of record, as described
in the Prospectus, on sales of Class A shares purchased
with the redemption proceeds of shares of another mutual
fund offered as an investment option in a retirement plan
in which Oppenheimer funds are also offered as investment
options under a special arrangement with the Distributor,
if the purchase occurs more than 30 days after the
Oppenheimer funds are added as an investment option under
that plan. Additionally, that concession will not be paid
on purchases of Class A shares by a retirement plan made
with the redemption proceeds of Class N shares of one or
more Oppenheimer funds held by the plan for more than 18
months.

      |X| Class B Conversion. Under current interpretations
of applicable federal income tax law by the Internal
Revenue Service, the conversion of Class B shares to Class
A shares 72 months after purchase is not treated as a
taxable event for the shareholder. If those laws or the IRS
interpretation of those laws should change, the automatic
conversion feature may be suspended. In that event, no
further conversions of Class B shares would occur while
that suspension remained in effect. Although Class B shares
could then be exchanged for Class A shares on the basis of
relative net asset value of the two classes, without the
imposition of a sales charge or fee, such exchange could
constitute a taxable event for the shareholder, and absent
such exchange, Class B shares might continue to be subject
to the asset-based sales charge for longer than six years.

      |X| Availability of Class N Shares. In addition to
the description of the types of retirement plans which may
purchase Class N shares contained in the prospectus, Class
N shares also are offered to the following:
o     to all rollover IRAs (including SEP IRAs and SIMPLE
            IRAs),
o     to all rollover contributions made to Individual
            401(k) plans, Profit-Sharing Plans and Money
            Purchase Pension Plans,
o     to all direct rollovers from
            OppenheimerFunds-sponsored Pinnacle and
            Ascender retirement plans,
o     to all trustee-to-trustee IRA transfers,
o     to all 90-24 type 403(b) transfers,
o     to Group Retirement Plans (as defined in Appendix C
            to this Statement of Additional Information)
            which have entered into a special agreement
            with the Distributor for that purpose,
o     to Retirement Plans qualified under Sections 401(a)
            or 401(k) of the Internal Revenue Code, the
            recordkeeper or the plan sponsor for which has
            entered into a special agreement with the
            Distributor,
o     to Retirement Plans of a plan sponsor where the
            aggregate assets of all such plans invested in
            the Oppenheimer funds is $500,000 or more,
o     to OppenheimerFunds-sponsored Ascender 401(k) plans
            that pay for the purchase with the redemption
            proceeds of Class A shares of one or more
            Oppenheimer funds, and
o     to certain customers of broker-dealers and financial
            advisors that are identified in a special
            agreement between the broker-dealer or
            financial advisor and the Distributor for that
            purpose.

      The sales concession and the advance of the service
fee, as described in the Prospectus, will not be paid to
dealers of record on sales of Class N shares on:
o     purchases of Class N shares in amounts of $500,000 or
            more by a retirement plan that pays for the
            purchase with the redemption proceeds of Class
            A shares of one or more Oppenheimer funds
            (other than rollovers from an
            OppenheimerFunds-sponsored Pinnacle or Ascender
            401(k) plan to any IRA invested in the
            Oppenheimer funds),
o     purchases of Class N shares in amounts of $500,000 or
            more by a retirement plan that pays for the
            purchase with the redemption proceeds of  Class
            C shares of one or more Oppenheimer funds held
            by the plan for more than one year (other than
            rollovers from an OppenheimerFunds-sponsored
            Pinnacle or Ascender 401(k) plan to any IRA
            invested in the Oppenheimer funds), and
o     on purchases of Class N shares by an
            OppenheimerFunds-sponsored Pinnacle or Ascender
            401(k) plan made with the redemption proceeds
            of Class A shares of one or more Oppenheimer
            funds.

      No sales concessions will be paid to the
broker-dealer of record, as described in the Prospectus, on
sales of Class N shares purchased with the redemption
proceeds of shares of another mutual fund offered as an
investment option in a retirement plan in which Oppenheimer
funds are also offered as investment options under a
special arrangement with the Distributor, if the purchase
occurs more than 30 days after the Oppenheimer funds are
added as an investment option under that plan.

      |X| Allocation of Expenses. A Fund pays expenses
related to its daily operations, such as custodian fees,
Trustees' fees, transfer agency fees, legal fees and
auditing costs. Those expenses are paid out of the Fund's
assets and are  not paid directly by shareholders. However,
those expenses reduce the net asset values of shares, and
therefore are indirectly borne by shareholders through
their investment.

      The methodology for calculating the net asset value,
dividends and distributions of each Fund's share classes
recognizes two types of expenses. General expenses that do
not pertain specifically to any one class are allocated pro
rata to the shares of all classes. The allocation is based
on the percentage of the Fund's total assets that is
represented by the assets of each class, and then equally
to each outstanding share within a given class. Such
general expenses include management fees, legal,
bookkeeping and audit fees, printing and mailing costs of
shareholder reports, Prospectuses, Statements of Additional
Information and other materials for current shareholders,
fees to unaffiliated Trustees, custodian expenses, share
issuance costs, organization and start-up costs, interest,
taxes and brokerage commissions, and non-recurring
expenses, such as litigation costs.

      Other expenses that are directly attributable to a
particular class are allocated equally to each outstanding
share within that class. Examples of such expenses include
distribution and  service plan (12b-1) fees, transfer and
shareholder servicing agent fees and expenses, and
shareholder meeting expenses (to the extent that such
expenses pertain only to a specific class).

Account Fees. As stated in the Prospectus, a $12 annual fee
is assessed on any account valued at less than $500. This
fee will not be assessed on the following accounts:
o     Accounts that have balances below $500 due to the
      automatic conversion of shares from Class B to Class
      A shares;
o     Accounts with an active Asset Builder Plan, payroll
      deduction plan or a military allotment plan;
o     OppenheimerFunds-sponsored group retirement accounts
      that are making continuing purchases;
o     Certain accounts held by broker-dealers through the
      National Securities Clearing Corporation; and
o     Accounts that fall below the $500 threshold due
      solely to market fluctuations within the 12-month
      period preceding the date the fee is deducted.

      The fee is automatically deducted from qualifying
accounts annually on or about the second to last business
day of September. This annual fee is waived for any
shareholders who elect to access their account documents
through electronic document delivery rather than in paper
copy and who elect to utilize the Internet or PhoneLink as
their primary source for their general servicing needs. To
sign up to access account documents electronically via
eDocs Direct, please visit the Service Center on our
website at WWW.OPPENHEIMERFUNDS.COM or call 1.888.470.0862
           ------------------------
for instructions.

Determination of Net Asset Values Per Share. The net asset
values per share of each class of shares of a Fund are
determined as of the close of business of the Exchange on
each day that the Exchange is open. The calculation is done
by dividing the value of the Fund's net assets attributable
to a class by the number of shares of that class that are
outstanding. The Exchange normally closes at 4:00 P.M.,
Eastern time, but may close earlier on some other days (for
example, in case of weather emergencies or on days falling
before a U.S. holiday). All references to time in this
Statement of Additional Information mean "Eastern time."
The Exchange's most recent annual announcement (which is
subject to change) states that it will close on New Year's
Day, Martin Luther King, Jr. Day, Presidents' Day, Good
Friday, Memorial Day, Independence Day, Labor Day,
Thanksgiving Day and Christmas Day. It may also close on
other days.

      Dealers other than Exchange members may conduct
trading in certain securities on days on which the Exchange
is closed (including weekends and holidays) or after 4:00
P.M. on a regular business day. Because a Fund's net asset
values will not be calculated on those days, the Fund's net
asset values per share may be significantly affected on
such days when shareholders may not purchase or redeem
shares. Additionally, trading on European and Asian stock
exchanges and over-the-counter markets normally is
completed before the close of the Exchange.

      Changes in the values of securities traded on foreign
exchanges or markets as a result of events that occur after
the prices of those securities are determined, but before
the close of the Exchange, will not be reflected in the
Fund's calculation of its net asset values that day unless
the Manager or the Adviser determines that the event is
likely to effect a material change in the value of the
security. For all of the Funds, except the OSM - Mercury
Advisors S&P 500 Index Fund and the OSM - Mercury Advisors
Focus Growth Fund, if such determination is made, the
Manager, or an internal valuation committee established by
the Manager, as applicable, may establish a valuation,
under procedures established by the Board and subject to
the approval, ratification and confirmation by the Board at
its next ensuing meeting. For the OSM - Mercury Advisors
S&P 500 Index Fund and the OSM - Mercury Advisors Focus
Growth Fund, securities may be valued at their fair value
as determined in good faith by the Board of Trustees of the
applicable Master Fund or by the Adviser using procedures
approved by the Board of Trustees of that Master Fund.

      |X| Securities Valuation. Each of the Fund's Board of
Trustees and theBoard of Trustees of the Master Fund (in
the case of the OSM - Mercury Advisors S&P 500 Index Fund
or the OSM - Mercury Advisors Focus Growth Fund) has
established procedures for the valuation of each Fund's
securities. In general those procedures are as follows:
o     Equity securities traded on a U.S. securities
exchange or on Nasdaq(R)are valued as follows:
(1)   if last sale information is regularly reported, they
               are valued at the last reported sale price
               on the principal exchange on which they are
               traded or on Nasdaq, as applicable, on that
               day, or
(2)   if last sale information is not available on a
               valuation date, they are valued at the last
               reported sale price preceding the valuation
               date if it is within the spread of the
               closing "bid" and "asked" prices on the
               valuation date or, if not,  at the closing
               "bid" price on the valuation date.
o     Equity securities traded on a foreign securities
exchange generally are valued in one of the following ways:
(1)   at the last sale price available to the pricing
               service approved by the Board of Trustees,
               or
(2)   at the last sale price obtained by the Manager or
               Adviser from the report of the principal
               exchange on which the security is traded at
               its last trading session on or immediately
               before the valuation date, or
(3)   at the mean between the "bid" and "asked" prices
               obtained from the principal exchange on
               which the security is traded or, on the
               basis of reasonable inquiry, from two market
               makers in the security.
o     Long-term debt securities having a remaining maturity
in excess of 60 days are valued based on the mean between
the "bid" and "asked" prices determined by a portfolio
pricing service approved by each Fund's Board of Trustees
or the Board of Trustees of the Master Fund or obtained by
the Manager from two active market makers in the security
on the basis of reasonable inquiry.
o     The following securities are valued at the mean
between the "bid" and "asked" prices determined by a
pricing service approved by each Fund's Board of Trustees
or the Board of Trustees of the Master Fund or obtained by
the Manager or Adviser, as the case may be, from two active
market makers in the security on the basis of reasonable
inquiry:
(1)   debt instruments that have a maturity of more than
               397 days when issued,
(2)   debt instruments that had a maturity of 397 days or
               less when issued and have a remaining
               maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity
               of 397 days or less when issued and which
               have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted
for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money
               market fund that had a maturity of less than
               397 days when issued that have a remaining
               maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that
               have a remaining maturity of 397 days or
               less.

      However, for the OSM - Mercury Advisors S&P 500 Index
Fund and the OSM - Mercury Advisors Focus Growth Fund,
obligations with remaining maturities of 60 days or less
will not be valued at amortized cost if the Adviser
believes that the method no longer produces fair valuations.

      |_| For the OSM - Mercury Advisors S&P 500 Index Fund
and the OSM - Mercury Advisors Focus Growth Fund,
repurchase agreements will be valued at cost plus accrued
interest.

o     Securities (including restricted securities) not
having readily-available market quotations are valued at
fair value determined under the Board's procedures. If the
Manager is unable to locate two market makers willing to
give quotes, a security may be priced at the mean between
the "bid" and "asked" prices provided by a single active
market maker (which in certain cases may be the "bid" price
if no "asked" price is available).

      In the case of U.S. government securities,
mortgage-backed securities, corporate bonds and foreign
government securities, when last sale information is not
generally available, the Manager or Adviser, as the case
may be, may use pricing services approved by the applicable
Board of Trustees. The pricing service may use "matrix"
comparisons to the prices for comparable instruments on the
basis of quality, yield and maturity. Other special factors
may be involved (such as the tax-exempt status of the
interest paid by municipal securities). The Manager or
Adviser, as the case may be, will monitor the accuracy of
the pricing services. That monitoring may include comparing
prices used for portfolio valuation to actual sales prices
of selected securities.

      The closing prices in the London foreign exchange
market on a particular business day that are provided to
the Manager or Adviser, as the case may be, by a bank,
dealer or pricing service that the Manager or Adviser has
determined to be reliable are used to value foreign
currency, including forward contracts, and to convert to
U.S. dollars securities that are denominated in foreign
currency.

      Puts, calls, and futures are valued at the last sale
price on the principal exchange on which they are traded or
on Nasdaq, as applicable, as determined by a pricing
service approved by the applicable Board of Trustees or by
the Manager or Adviser. If there were no sales that day,
they shall be valued at the last sale price on the
preceding trading day if it is within the spread of the
closing "bid" and "asked" prices on the principal exchange
or on Nasdaq on the valuation date. If not, the value shall
be the closing bid price on the principal exchange or on
Nasdaq on the valuation date. If the put, call or future is
not traded on an exchange or on Nasdaq, it shall be valued
by the mean between "bid" and "asked" prices obtained by
the Manager or Adviser from two active market makers. In
certain cases that may be at the "bid" price if no "asked"
price is available.

      When the Fund writes an option, an amount equal to
the premium received is included in a Fund's Statement of
Assets and Liabilities as an asset. An equivalent credit is
included in the liability section. The credit is adjusted
("marked-to-market") to reflect the current market value of
the option. In determining a Fund's gain on investments, if
a call or put written by the Fund is exercised, the
proceeds are increased by the premium received. If a call
or put written by a Fund expires, the Fund has a gain in
the amount of the premium. If a Fund enters into a closing
purchase transaction, it will have a gain or loss,
depending on whether the premium received was more or less
than the cost of the closing transaction. If a Fund
exercises a put it holds, the amount the Fund receives on
its sale of the underlying investment is reduced by the
amount of premium paid by the Fund.

How to Sell Shares

The information below supplements the terms and conditions
for redeeming shares set forth in the Prospectus.

Sending Redemption Proceeds by Federal Funds Wire. The
Federal Funds wire of redemption proceeds may be delayed if
each Fund's custodian bank is not open for business on a
day when the Fund would normally authorize the wire to be
made, which is usually the Fund's next regular business day
following the redemption. In those circumstances, the wire
will not be transmitted until the next bank business day on
which the Fund is open for business. No dividends will be
paid on the proceeds of redeemed shares awaiting transfer
by Federal Funds wire.

Reinvestment Privilege. Within six months of a redemption,
a shareholder may reinvest all or part of the redemption
proceeds of:
o     Class A shares purchased subject to an initial sales
         charge or Class A shares on which a contingent
         deferred sales charge was paid, or
o     Class B shares that were subject to the Class B
         contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge
only in Class A shares of a Fund or any of the other
Oppenheimer funds into which shares of a Fund are
exchangeable as described in "How to Exchange Shares"
below. Reinvestment will be at the net asset value next
computed after the Transfer Agent receives the reinvestment
order. The shareholder must ask the Transfer Agent for that
privilege at the time of reinvestment. This privilege does
not apply to Class C, Class N or Class Y shares. A Fund may
amend, suspend or cease offering this reinvestment
privilege at any time as to shares redeemed after the date
of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares
were redeemed is taxable, and reinvestment will not alter
any capital gains tax payable on that gain. If there has
been a capital loss on the redemption, some or all of the
loss may not be tax deductible, depending on the timing and
amount of the reinvestment. Under the Internal Revenue
Code, if the redemption proceeds of Fund shares on which a
sales charge was paid are reinvested in shares of a Fund or
another of the Oppenheimer funds within 90 days of payment
of the sales charge, the shareholder's basis in the shares
of a Fund that were redeemed may not include the amount of
the sales charge paid. That would reduce the loss or
increase the gain recognized from the redemption. However,
in that case the sales charge would be added to the basis
of the shares acquired by the reinvestment of the
redemption proceeds.

Payments "In Kind". The Prospectus states that payment for
shares tendered for redemption is ordinarily made in cash.
However, under certain circumstances, the Board of Trustees
of a Fund may determine that it would be detrimental to the
best interests of the remaining shareholders of that Fund
to make payment of a redemption order wholly or partly in
cash. In that case, the Fund may pay the redemption
proceeds in whole or in part by a distribution "in kind" of
liquid securities from the portfolio of a Fund, in lieu of
cash.

      Each Fund has elected to be governed by Rule 18f-1
under the Investment Company Act. Under that rule, each
Fund is obligated to redeem shares solely in cash up to the
lesser of $250,000 or 1% of the net assets of the Fund
during any 90-day period for any one shareholder. If shares
are redeemed in kind, the redeeming shareholder might incur
brokerage or other costs in selling the securities for
cash. Each Fund will value securities used to pay
redemptions in kind using the same method the Fund uses to
value its portfolio securities described above under
"Determination of Net Asset Values Per Share." That
valuation will be made as of the time the redemption price
is determined.

Involuntary Redemptions. Each Fund's Board of Trustees has
the right to cause the involuntary redemption of the shares
held in any account if the aggregate net asset value of
those shares is less than $500 or such lesser amount as the
Board may fix. The Board will not cause the involuntary
redemption of shares in an account if the aggregate net
asset value of such shares has fallen below the stated
minimum solely as a result of market fluctuations. If the
Board exercises this right, it may also fix the
requirements for any notice to be given to the shareholders
in question (not less than 30 days). The Board may
alternatively set requirements for the shareholder to
increase the investment, or set other terms and conditions
so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different
registration is not an event that triggers the payment of
sales charges. Therefore, shares are not subject to the
payment of a contingent deferred sales charge of any class
at the time of transfer to the name of another person or
entity. It does not matter whether the transfer occurs by
absolute assignment, gift or bequest, as long as it does
not involve, directly or indirectly, a public sale of the
shares. When shares subject to a contingent deferred sales
charge are transferred, the transferred shares will remain
subject to the contingent deferred sales charge. It will be
calculated as if the transferee shareholder had acquired
the transferred shares in the same manner and at the same
time as the transferring shareholder.

      If less than all shares held in an account are
transferred, and some but not all shares in the account
would be subject to a contingent deferred sales charge if
redeemed at the time of transfer, the priorities described
in the Prospectus under "How to Buy Shares" for the
imposition of the Class B, Class C and Class N contingent
deferred sales charge will be followed in determining the
order in which shares are transferred.

Distributions From Retirement Plans. Requests for
distributions from OppenheimerFunds-sponsored IRAs,
SEP-IRAs, SIMPLE IRAs, 403(b)(7) custodial plans, 401(k)
plans or pension or profit-sharing plans should be
addressed to "Trustee, OppenheimerFunds Retirement Plans,"
c/o the Transfer Agent at its address listed in "How To
Sell Shares" in the Prospectus or on the back cover of this
Statement of Additional Information. The request must:
(1)   state the reason for the distribution;
(2)   state the owner's awareness of tax penalties if the
         distribution is premature; and
(3)   conform to the requirements of the plan and the
         Fund's other redemption requirements.

      Participants (other than self-employed plan sponsors)
in OppenheimerFunds-sponsored pension or profit-sharing
plans with shares of a Fund held in the name of the plan or
its fiduciary may not directly request redemption of their
accounts. The plan administrator or fiduciary must sign the
request.

      Distributions from pension and profit sharing plans
are subject to special requirements under the Internal
Revenue Code and certain documents (available from the
Transfer Agent) must be completed and submitted to the
Transfer Agent before the distribution may be made.
Distributions from retirement plans are subject to
withholding requirements under the Internal Revenue Code,
and IRS Form W-4P (available from the Transfer Agent) must
be submitted to the Transfer Agent with the distribution
request, or the distribution may be delayed. Unless the
shareholder has provided the Transfer Agent with a
certified tax identification number, the Internal Revenue
Code requires that tax be withheld from any distribution
even if the shareholder elects not to have tax withheld.
Each Fund, the Manager, the Distributor, and the Transfer
Agent assume no responsibility to determine whether a
distribution satisfies the conditions of applicable tax
laws and will not be responsible for any tax penalties
assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers
and Brokers. The Distributor is each Fund's agent to
repurchase its shares from authorized dealers or brokers on
behalf of their customers. Shareholders should contact
their broker or dealer to arrange this type of redemption.
The repurchase price per share will be the net asset value
next computed after the Distributor receives an order
placed by the dealer or broker. However, if the Distributor
receives a repurchase order from a dealer or broker after
the close of The Exchange on a regular business day, it
will be processed at that day's net asset value if the
order was received by the dealer or broker from its
customers prior to the time the Exchange closes. Normally,
the Exchange closes at 4:00 P.M., but may do so earlier on
some days. Additionally, the order must have been
transmitted to and received by the Distributor prior to its
close of business that day (normally 5:00 P.M.).

      Ordinarily, for accounts redeemed by a broker-dealer
under this procedure, payment will be made within three
business days after the shares have been redeemed upon the
Distributor's receipt of the required redemption documents
in proper form. The signature(s) of the registered owners
on the redemption documents must be guaranteed as described
in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning
shares of a Fund valued at $5,000 or more can authorize the
Transfer Agent to redeem shares (having a value of at least
$50) automatically on a monthly, quarterly, semi-annual or
annual basis under an Automatic Withdrawal Plan. Shares
will be redeemed three business days prior to the date
requested by the shareholder for receipt of the payment.
Automatic withdrawals of up to $1,500 per month may be
requested by telephone if payments are to be made by check
payable to all shareholders of record. Payments must also
be sent to the address of record for the account and the
address must not have been changed within the prior 30
days. Required minimum distributions from
OppenheimerFunds-sponsored retirement plans may not be
arranged on this basis.

      Payments are normally made by check, but shareholders
having AccountLink privileges (see "How To Buy Shares") may
arrange to have Automatic Withdrawal Plan payments
transferred to the bank account designated on the account
application or by signature-guaranteed instructions sent to
the Transfer Agent. Shares are normally redeemed pursuant
to an Automatic Withdrawal Plan three business days before
the payment transmittal date you select in the account
application. If a contingent deferred sales charge applies
to the redemption, the amount of the check or payment will
be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the
date requested. Each Fund reserves the right to amend,
suspend or discontinue offering these plans at any time
without prior notice. Because of the sales charge assessed
on Class A share purchases, shareholders should not make
regular additional Class A share purchases while
participating in an Automatic Withdrawal Plan. Class B,
Class C and Class N shareholders should not establish
automatic withdrawal plans, because of the potential
imposition of the contingent deferred sales charge on such
withdrawals (except where the Class B, Class C or Class N
contingent deferred sales charge is waived as described in
Appendix C to this Statement of Additional Information).

      By requesting an Automatic Withdrawal or Exchange
Plan, the shareholder agrees to the terms and conditions
that apply to such plans, as stated below. These provisions
may be amended from time to time by the Funds and/or the
Distributor. When adopted, any amendments will
automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can
authorize the Transfer Agent to exchange a pre-determined
amount of shares of a Fund for shares (of the same class)
of other Oppenheimer funds automatically on a monthly,
quarterly, semi-annual or annual basis under an Automatic
Exchange Plan. The minimum amount that may be exchanged to
each other fund account is $50. Instructions should be
provided on the OppenheimerFunds Application or
signature-guaranteed instructions. Exchanges made under
these plans are subject to the restrictions that apply to
exchanges as set forth in "How to Exchange Shares" in the
Prospectus and below in this Statement of Additional
Information.

      |X| Automatic  Withdrawal  Plans.  Fund shares will be
redeemed as necessary to meet  withdrawal  payments.  Shares acquired  without a sales  charge  will be  redeemed  first.
Shares acquired with reinvested  dividends and capital gains distributions  will be  redeemed  next,  followed  by shares acquired  with a sales  charge,  to the extent  necessary to
make   withdrawal   payments.   Depending  upon  the  amount
withdrawn,   the  investor's   principal  may  be  depleted.
Payments  made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's
Automatic Withdrawal Plan as agent for the shareholder(s)
(the "Planholder") who executed the Plan authorization and
application submitted to the Transfer Agent. Neither a Fund
nor the Transfer Agent shall incur any liability to the
Planholder for any action taken or not taken by the
Transfer Agent in good faith to administer the Plan. Share
certificates will not be issued for shares of a Fund
purchased for and held under the Plan, but the Transfer
Agent will credit all such shares to the account of the
Planholder on the records of the Fund. Any share
certificates held by a Planholder may be surrendered
unendorsed to the Transfer Agent with the Plan application
so that the shares represented by the certificate may be
held under the Plan.

      For accounts subject to Automatic Withdrawal Plans,
distributions of capital gains must be reinvested in shares
of a Fund, which will be done at net asset value without a
sales charge. Dividends on shares held in the account may
be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments
at the net asset value per share determined on the
redemption date. Checks or AccountLink payments
representing the proceeds of Plan withdrawals will normally
be transmitted three business days prior to the date
selected for receipt of the payment, according to the
choice specified in writing by the Planholder. Receipt of
payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments
and the address to which checks are to be mailed or
AccountLink payments are to be sent may be changed at any
time by the Planholder by writing to the Transfer Agent.
The Planholder should allow at least two weeks' time after
mailing such notification for the requested change to be
put in effect. The Planholder may, at any time, instruct
the Transfer Agent by written notice to redeem all, or any
part of, the shares held under the Plan. That notice must
be in proper form in accordance with the requirements of
the then-current Prospectus of the Funds. In that case, the
Transfer Agent will redeem the number of shares requested
at the net asset value per share in effect and will mail a
check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by
writing to the Transfer Agent. A Fund may also give
directions to the Transfer Agent to terminate a Plan. The
Transfer Agent will also terminate a Plan upon its receipt
of evidence satisfactory to it that the Planholder has died
or is legally incapacitated. Upon termination of a Plan by
the Transfer Agent or a Fund, shares that have not been
redeemed will be held in uncertificated form in the name of
the Planholder. The account will continue as a
dividend-reinvestment, uncertificated account unless and
until proper instructions are received from the Planholder,
his or her executor or guardian, or another authorized
person.

      To use shares held under the Plan as collateral for a
debt, the Planholder may request issuance of a portion of
the shares in certificated form. Upon written request from
the Planholder, the Transfer Agent will determine the
number of shares for which a certificate may be issued
without causing the withdrawal checks to stop. However,
should such uncertificated shares become exhausted, Plan
withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent
for a Fund, the Planholder will be deemed to have appointed
any successor transfer agent to act as agent in
administering the Plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class
of Oppenheimer funds having more than one class of shares
may be exchanged only for shares of the same class of other
Oppenheimer funds. Shares of Oppenheimer funds that have a
single class without a class designation are deemed "Class
A" shares for this purpose. You can obtain a current list
showing which funds offer which classes of shares by
calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A,
      B, C, N and Y shares with the following exceptions:

      The following funds only offer Class A shares:
      Centennial America Fund, L.P.         Centennial New York Tax Exempt
                                            Trust
      Centennial California Tax Exempt      Centennial Tax Exempt Trust
      Trust
      Centennial Government Trust           Oppenheimer Money Market Fund, Inc.
      Centennial Money Market Trust

      The following funds do not offer Class N shares:
      Oppenheimer AMT-Free New York          Oppenheimer Pennsylvania Municipal
      Municipals                             Fund
      Oppenheimer California Municipal Fund  Oppenheimer Rochester National
                                             Municipals
      Oppenheimer Limited Term Municipal     Oppenheimer Senior Floating Rate
      Fund                                   Fund
      Oppenheimer Municipal Bond Fund        Limited Term New York Municipal Fund
      Oppenheimer New Jersey Municipal Fund  Rochester Fund Municipals

      The following funds do not offer Class Y shares:
      Oppenheimer AMT-Free New York           Oppenheimer Limited Term Municipal
      Municipals                              Fund
      Oppenheimer California Municipal Fund   Oppenheimer Multiple Strategies Fund
      Oppenheimer Capital Income Fund         Oppenheimer New Jersey Municipal Fund
      Oppenheimer Cash Reserves               Oppenheimer Pennsylvania Municipal
                                              Fund
      Oppenheimer Champion Income Fund        Oppenheimer Quest Capital Value
                                              Fund, Inc.
      Oppenheimer Convertible Securities Fund Oppenheimer Quest Global Value Fund,
                                              Inc.
      Oppenheimer Disciplined Allocation Fund Oppenheimer Rochester National
                                              Municipals
      Oppenheimer Developing Markets Fund     Oppenheimer Senior Floating Rate Fund
      Oppenheimer Gold& Special Minerals     Oppenheimer Small Cap Value Fund
      Fund
      Oppenheimer International Bond Fund     Oppenheimer Total Return Bond Fund
      Oppenheimer International Growth Fund   Limited Term New York Municipal Fund
      Oppenheimer International Small
      Company Fund

o     Class Y shares of Oppenheimer Real Asset Fund may not
      be exchanged for shares of any other fund.
o     Class B, Class C and Class N shares of Oppenheimer
      Cash Reserves are generally available only by
      exchange from the same class of shares of other
      Oppenheimer funds or through
      OppenheimerFunds-sponsored 401(k) plans.
o     Class M shares of Oppenheimer Convertible Securities
      Fund may be exchanged only for Class A shares of
      other Oppenheimer funds. They may not be acquired by
      exchange of shares of any class of any other
      Oppenheimer funds except Class A shares of
      Oppenheimer Money Market Fund or Oppenheimer Cash
      Reserves acquired by exchange of Class M shares.
o     Class X shares of Limited Term New York Municipal
      Fund may be exchanged only for Class B shares of
      other Oppenheimer funds and no exchanges may be made
      to Class X shares.
o     Shares of Oppenheimer Capital Preservation Fund may
      not be exchanged for shares of Oppenheimer Money
      Market Fund, Inc., Oppenheimer Cash Reserves or
      Oppenheimer Limited-Term Government Fund. Only
      participants in certain retirement plans may purchase
      shares of Oppenheimer Capital Preservation Fund, and
      only those participants may exchange shares of other
      Oppenheimer funds for shares of Oppenheimer Capital
      Preservation Fund.
o     Class A shares of Oppenheimer Senior Floating Rate
      Fund are not available by exchange of shares of
      Oppenheimer Money Market Fund or Class A shares of
      Oppenheimer Cash Reserves.
o     Shares of Oppenheimer Select Managers Mercury
      Advisors S&P 500 Index Fund and Oppenheimer Select
      Managers QM Active Balanced Fund are only available
      to retirement plans and are available only by
      exchange from the same class of shares of other
      Oppenheimer funds held by retirement plans.
o     Class A shares of Oppenheimer funds may be exchanged
      at net asset value for shares of any money market
      fund offered by the Distributor. Shares of any money
      market fund purchased without a sales charge may be
      exchanged for shares of Oppenheimer funds offered
      with a sales charge upon payment of the sales charge.
      They may also be used to purchase shares of
      Oppenheimer funds subject to an early withdrawal
      charge or contingent deferred sales charge.
o     Shares of Oppenheimer Money Market Fund, Inc.
      purchased with the redemption proceeds of shares of
      other mutual funds (other than funds managed by the
      Manager or its subsidiaries) redeemed within the 30
      days prior to that purchase may subsequently be
      exchanged for shares of other Oppenheimer funds
      without being subject to an initial sales charge or
      contingent deferred sales charge. To qualify for that
      privilege, the investor or the investor's dealer must
      notify the Distributor of eligibility for this
      privilege at the time the shares of Oppenheimer Money
      Market Fund, Inc. are purchased. If requested, they
      must supply proof of entitlement to this privilege.
o     Shares of the Fund acquired by reinvestment of
      dividends or distributions from any of the other
      Oppenheimer funds or from any unit investment trust
      for which reinvestment arrangements have been made
      with the Distributor may be exchanged at net asset
      value for shares of any of the Oppenheimer funds.

      The Fund may amend, suspend or terminate the exchange
privilege at any time. Although the Fund may impose these
changes at any time, it will provide you with notice of
those changes whenever it is required to do so by
applicable law. It may be required to provide 60 days'
notice prior to materially amending or terminating the
exchange privilege. That 60 day notice is not required in
extraordinary circumstances.

      |X| How Exchanges Affect Contingent Deferred Sales
Charges. No contingent deferred sales charge is imposed on
exchanges of shares of any class purchased subject to a
contingent deferred sales charge, with the following
exceptions:

o     When Class A shares of any Oppenheimer fund (other
than Rochester National Municipals and Rochester Fund
Municipals) acquired by exchange of Class A shares of any
Oppenheimer fund purchased subject to a Class A contingent
deferred sales charge are redeemed within 18 months
measured from the beginning of the calendar month of the
initial purchase of the exchanged Class A shares, the Class
A contingent deferred sales charge is imposed on the
redeemed shares.

o     When Class A shares of Rochester National Municipals
and Rochester Fund Municipals acquired by exchange of Class
A shares of any Oppenheimer fund purchased subject to a
Class A contingent deferred sales charge are redeemed
within 24 months of the beginning of the calendar month of
the initial purchase of the exchanged Class A shares, the
Class A contingent deferred sales charge is imposed on the
redeemed shares.

o     If any Class A shares of another Oppenheimer fund
that are exchanged for Class A shares of Oppenheimer Senior
Floating Rate Fund are subject to the Class A contingent
deferred sales charge of the other Oppenheimer fund at the
time of exchange, the holding period for that Class A
contingent deferred sales charge will carry over to the
Class A shares of Oppenheimer Senior Floating Rate Fund
acquired in the exchange. The Class A shares of Oppenheimer
Senior Floating Rate Fund acquired in that exchange will be
subject to the Class A Early Withdrawal Charge of
Oppenheimer Senior Floating Rate Fund if they are
repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and
Oppenheimer Money Market Fund, Inc. acquired by exchange of
Class A shares of any Oppenheimer fund purchased subject to
a Class A contingent deferred sales charge are redeemed
within the Class A holding period of the fund from which
the shares were exchanged, the Class A contingent deferred
sales charge of the fund from which the shares were
exchanged is imposed on the redeemed shares.

o     With respect to Class B shares, the Class B
contingent deferred sales charge is imposed on Class B
shares acquired by exchange if they are redeemed within six
years of the initial purchase of the exchanged Class B
shares.

o     With respect to Class C shares, the Class C
contingent deferred sales charge is imposed on Class C
shares acquired by exchange if they are redeemed within 12
months of the initial purchase of the exchanged Class C
shares.

o     With respect to Class N shares, a 1% contingent
deferred sales charge will be imposed if the retirement
plan (not including IRAs and 403(b) plans) is terminated or
Class N shares of all Oppenheimer funds are terminated as
an investment option of the plan and Class N shares are
redeemed within 18 months after the plan's first purchase
of Class N shares of any Oppenheimer fund or with respect
to an individual retirement plan or 403(b) plan, Class N
shares are redeemed within 18 months of the plan's first
purchase of Class N shares of any Oppenheimer fund.

o     When Class B, Class C or Class N shares are redeemed
to effect an exchange, the priorities described in "How To
Buy Shares" in the Prospectus for the imposition of the
Class B, Class C or Class N contingent deferred sales
charge will be followed in determining the order in which
the shares are exchanged. Before exchanging shares,
shareholders should take into account how the exchange may
affect any contingent deferred sales charge that might be
imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class
must specify which class of shares they wish to exchange.

      |X| Limits on Multiple Exchange Orders. Each Fund
reserves the right to reject telephone or written exchange
requests submitted in bulk by anyone on behalf of more than
one account. Each Fund may accept requests for exchanges of
up to 50 accounts per day from representatives of
authorized dealers that qualify for this privilege.

      |X| Telephone Exchange Requests. When exchanging
shares by telephone, a shareholder must have an existing
account in the fund to which the exchange is to be made.
Otherwise, the investors must obtain a prospectus of that
fund before the exchange request may be submitted. If all
telephone lines are busy (which might occur, for example,
during periods of substantial market fluctuations),
shareholders might not be able to request exchanges by
telephone and would have to submit written exchange
requests.

      |X|  Processing   Exchange  Requests.   Shares  to  be
exchanged  are  redeemed  on the  regular  business  day the
Transfer Agent  receives an exchange  request in proper form
(the "Redemption Date"). Normally,  shares of the fund to be acquired are  purchased  on the  Redemption  Date,  but such purchases  may be delayed by either fund up to five business days if it determines that it would be  disadvantaged  by an immediate  transfer of the  redemption  proceeds.  Each Fund reserves  the  right,  in  its  discretion,  to  refuse  any exchange request that may  disadvantage it. For example,  if the  receipt of  multiple  exchange  requests  from a dealer might require the  disposition of portfolio  securities at a time or at a price  that  might  be  disadvantageous  to the
Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one
fund to another, any special account feature such as an
Asset Builder Plan or Automatic Withdrawal Plan, will be
switched to the new fund account unless you tell the
Transfer Agent not to do so. However, special redemption
and exchange features such as Automatic Exchange Plans and
Automatic Withdrawal Plans cannot be switched to an account
in Oppenheimer Senior Floating Rate Fund.

      In connection with any exchange request, the number
of shares exchanged may be less than the number requested
if the exchange or the number requested would include
shares subject to a restriction cited in the Prospectus or
this Statement of Additional Information, or would include
shares covered by a share certificate that is not tendered
with the request. In those cases, only the shares available
for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for
exchange have different investment objectives, policies and
risks. A shareholder should assure that the fund selected
is appropriate for his or her investment and should be
aware of the tax consequences of an exchange. For federal
income tax purposes, an exchange transaction is treated as
a redemption of shares of one fund and a purchase of shares
of another. "Reinvestment Privilege," above, discusses some
of the tax consequences of reinvestment of redemption
proceeds in such cases. Each Fund, the Distributor, and the
Transfer Agent are unable to provide investment, tax or
legal advice to a shareholder in connection with an
exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Each Fund has no fixed
dividend rate and there can be no assurance as to the
payment of any dividends or the realization of any capital
gains. The dividends and distributions paid by a class of
shares will vary from time to time depending on market
conditions, the composition of each Fund's portfolio, and
expenses borne by a Fund or borne separately by a class.
Dividends are calculated in the same manner, at the same
time, and on the same day for each class of shares.
However, dividends on Class B, Class C and Class N shares
are expected to be lower than dividends on Class A and
Class Y shares. That is because of the effect of the
asset-based sales charge on Class B, Class C and Class N
shares. Those dividends will also differ in amount as a
consequence of any difference in the net asset values of
the different classes of shares.

      Dividends, distributions and proceeds of the
redemption of each Fund shares represented by checks
returned to the Transfer Agent by the Postal Service as
undeliverable will be invested in shares of Oppenheimer
Money Market Fund, Inc. Reinvestment will be made as
promptly as possible after the return of such checks to the
Transfer Agent, to enable the investor to earn a return on
otherwise idle funds. Unclaimed accounts may be subject to
state escheatment laws, and each Fund and the Transfer
Agent will not be liable to shareholders or their
representatives for compliance with those laws in good
faith.

Tax Status of the Funds' Dividends, Distributions and
Redemptions of Shares. The federal tax treatment of the
Funds' dividends and capital gains distributions is briefly
highlighted in the Prospectus. The following is only a
summary of certain additional tax considerations generally
affecting each Fund and its shareholders.

      The tax discussion in the Prospectus and this
Statement of Additional Information is based on tax law in
effect on the date of the Prospectus and this Statement of
Additional Information. Those laws and regulations may be
changed by legislative, judicial, or administrative action,
sometimes with retroactive effect. State and local tax
treatment of ordinary income dividends and capital gain
dividends from regulated investment companies may differ
from the treatment under the Internal Revenue Code
described below. Potential purchasers of shares of the Fund
are urged to consult their tax advisers with specific
reference to their own tax circumstances as well as the
consequences of federal, state and local tax rules
affecting an investment in the Fund.

      |X| Qualification as a Regulated Investment Company.
Each Fund has elected to be taxed as a regulated investment
company under Subchapter M of the Internal Revenue Code of
1986, as amended. As a regulated investment company, the
Fund is not subject to federal income tax on the portion of
its net investment income (that is, taxable interest,
dividends, and other taxable ordinary income, net of
expenses) and capital gain net income (that is, the excess
of net long-term capital gains over net short-term capital
losses) that it distributes to shareholders. That
qualification enables the Fund to "pass through" its income
and realized capital gains to shareholders without having
to pay tax on them. This avoids a "double tax" on that
income and capital gains, since shareholders normally will
be taxed on the dividends and capital gains they receive
from a Fund (unless their Fund shares are held in a
retirement account or the shareholder is otherwise exempt
from tax).

      The Internal Revenue Code contains a number of
complex tests relating to qualification that a Fund might
not meet in a particular year. If it did not qualify as a
regulated investment company, a Fund would be treated for
tax purposes as an ordinary corporation and would receive
no tax deduction for payments made to shareholders.

      To qualify as a regulated investment company, a Fund
must distribute at least 90% of its investment company
taxable income (in brief, net investment income and the
excess of net short-term capital gain over net long-term
capital loss) for the taxable year. A Fund must also
satisfy certain other requirements of the Internal Revenue
Code, some of which are described below. Distributions by a
Fund made during the taxable year or, under specified
circumstances, within 12 months after the close of the
taxable year, will be considered distributions of income
and gains for the taxable year and will therefore count
toward satisfaction of the above-mentioned requirement.

      To qualify as a regulated investment company, a Fund
must derive at least 90% of its gross income from
dividends, interest, certain payments with respect to
securities loans, gains from the sale or other disposition
of stock or securities or foreign currencies (to the extent
such currency gains are directly related to the regulated
investment company's principal business of investing in
stock or securities) and certain other income.

      In addition to satisfying the requirements described
above, a Fund must satisfy an asset diversification test in
order to qualify as a regulated investment company. Under
that test, at the close of each quarter of a Fund's taxable
year, at least 50% of the value of a Fund's assets must
consist of cash and cash items (including receivables),
U.S. government securities, securities of other regulated
investment companies, and securities of other issuers. As
to each of those issuers, a Fund must not have invested
more than 5% of the value of a Fund's total assets in
securities of each such issuer and a Fund must not hold
more than 10% of the outstanding voting securities of each
such issuer. No more than 25% of the value of its total
assets may be invested in the securities of any one issuer
(other than U.S. government securities and securities of
other regulated investment companies), or in two or more
issuers which the Fund controls and which are engaged in
the same or similar trades or businesses. For purposes of
this test, obligations issued or guaranteed by certain
agencies or instrumentalities of the U.S. government are
treated as U.S. government securities.

      |X| Excise Tax on Regulated Investment Companies.
Under the Internal Revenue Code, by December 31 each year,
a Fund must distribute 98% of its taxable investment income
earned from January 1 through December 31 of that year and
98% of its capital gains realized in the period from
November 1 of the prior year through October 31 of the
current year. If it does not, a Fund must pay an excise tax
on the amounts not distributed. It is presently anticipated
that the Funds will meet those requirements. To meet this
requirement, in certain circumstances a Fund might be
required to liquidate portfolio investments to make
sufficient distributions to avoid excise tax liability.
However, the Board of Trustees and the Manager might
determine in a particular year that it would be in the best
interests of shareholders for a Fund not to make such
distributions at the required levels and to pay the excise
tax on the undistributed amounts. That would reduce the
amount of income or capital gains available for
distribution to shareholders.

      |X| Taxation of Fund Distributions. A Fund
anticipates distributing substantially all of its
investment company taxable income for each taxable year.
Those distributions will be taxable to shareholders as
ordinary income and treated as dividends for federal income
tax purposes.

      Special provisions of the Internal Revenue Code
govern the eligibility of a Fund's dividends for the
dividends-received deduction for corporate shareholders.
Long-term capital gains distributions are not eligible for
the deduction. The amount of dividends paid by a Fund that
may qualify for the deduction is limited to the aggregate
amount of qualifying dividends that a Fund derives from
portfolio investments that the Fund has held for a minimum
period, usually 46 days. A corporate shareholder will not
be eligible for the deduction on dividends paid on Fund
shares held for 45 days or less. To the extent a Fund's
dividends are derived from gross income from option
premiums, interest income or short-term gains from the sale
of securities or dividends from foreign corporations, those
dividends will not qualify for the deduction.

      The Fund may either retain or distribute to
shareholders its net capital gain for each taxable year.
The Fund currently intends to distribute any such amounts.
If net long term capital gains are distributed and
designated as a capital gain distribution, it will be
taxable to shareholders as a long-term capital gain and
will be properly identified in reports sent to shareholders
in January of each year. Such treatment will apply no
matter how long the shareholder has held his or her shares
or whether that gain was recognized by the Fund before the
shareholder acquired his or her shares.

      If the Fund elects to retain its net capital gain,
the Fund will be subject to tax on it at the 35% corporate
tax rate. If the Fund elects to retain its net capital
gain, the Fund will provide to shareholders of record on
the last day of its taxable year information regarding
their pro rata share of the gain and tax paid. As a result,
each shareholder will be required to report his or her pro
rata share of such gain on their tax return as long-term
capital gain, will receive a refundable tax credit for
his/her pro rata share of tax paid by the Fund on the gain,
and will increase the tax basis for his/her shares by an
amount equal to the deemed distribution less the tax credit.

      Investment income that may be received by the Fund
from sources within foreign countries may be subject to
foreign taxes withheld at the source. The United States has
entered into tax treaties with many foreign countries which
entitle the Fund to a reduced rate of, or exemption from,
taxes on such income.

      Distributions by the Fund that do not constitute
ordinary income dividends or capital gain distributions
will be treated as a return of capital to the extent of the
shareholder's tax basis in their shares. Any excess will be
treated as gain from the sale of those shares, as discussed
below. Shareholders will be advised annually as to the U.S.
federal income tax consequences of distributions made (or
deemed made) during the year. If prior distributions made
by the Fund must be re-characterized as a non-taxable
return of capital at the end of the fiscal year as a result
of the effect of the Fund's investment policies, they will
be identified as such in notices sent to shareholders.

      Distributions by the Fund will be treated in the
manner described above regardless of whether the
distributions are paid in cash or reinvested in additional
shares of the Fund (or of another fund). Shareholders
receiving a distribution in the form of additional shares
will be treated as receiving a distribution in an amount
equal to the fair market value of the shares received,
determined as of the reinvestment date.

      The Fund will be required in certain cases to
withhold 30% (29% for payments after December 31, 2003) of
ordinary income dividends, capital gains distributions and
the proceeds of the redemption of shares, paid to any
shareholder (1) who has failed to provide a correct
                                            -------
taxpayer identification number or to properly certify that
number when required, (2) who is subject to backup
withholding for failure to report the receipt of interest
or dividend income properly, or (3) who has failed to
certify to the Fund that the shareholder is not subject to
backup withholding or is an "exempt recipient" (such as a
corporation). All income and any tax withheld by the Fund
is remitted by the Fund to the U.S. Treasury and is
identified in reports mailed to shareholders in January of
each year.

      |X| Tax Effects of Redemptions of Shares. If a
shareholder redeems all or a portion of his/her shares, the
shareholder will recognize a gain or loss on the redeemed
shares in an amount equal to the difference between the
proceeds of the redeemed shares and the shareholder's
adjusted tax basis in the shares. All or a portion of any
loss recognized in that manner may be disallowed if the
shareholder purchases other shares of the Fund within 30
days before or after the redemption.

      In general, any gain or loss arising from the
redemption of shares of the Fund will be considered capital
gain or loss, if the shares were held as a capital asset.
It will be long-term capital gain or loss if the shares
were held for more than one year. However, any capital loss
arising from the redemption of shares held for six months
or less will be treated as a long-term capital loss to the
extent of the amount of capital gain dividends received on
those shares. Special holding period rules under the
Internal Revenue Code apply in this case to determine the
holding period of shares and there are limits on the
deductibility of capital losses in any year.

      |X| Foreign Shareholders. Under U.S. tax law,
taxation of a shareholder who is a foreign person (to
include, but not limited to, a nonresident alien
individual, a foreign trust, a foreign estate, a foreign
corporation, or a foreign partnership) primarily depends on
whether the foreign person's income from the Fund is
effectively connected with the conduct of a U.S. trade or
business. Typically, ordinary income dividends paid from a
mutual fund are not considered "effectively connected"
income.

      Ordinary income dividends that are paid by the Fund
(and are deemed not "effectively connected income") to
foreign persons will be subject to a U.S. tax withheld by
the Fund at a rate of 30%, provided the Fund obtains a
properly completed and signed Certificate of Foreign
Status. The tax rate may be reduced if the foreign person's
country of residence has a tax treaty with the U.S.
allowing for a reduced tax rate on ordinary income
dividends paid by the Fund. All income and any tax withheld
by the Fund is remitted by the Fund to the U.S. Treasury
and is identified in reports mailed to shareholders in
March of each year.

      If the ordinary income dividends from the Fund are
                                                     ---
effectively connected with the conduct of a U.S. trade or
business, then the foreign person may claim an exemption
from the U.S. tax described above provided the Fund obtains
a properly completed and signed Certificate of Foreign
Status.

      If the foreign person fails to provide a
certification of his/her foreign status, the Fund will be
required to withhold U.S. tax at a rate of 30% (29% for
payments after December 31, 2003) on ordinary income
dividends, capital gains distributions and the proceeds of
the redemption of shares, paid to any foreign person. All
income and any tax withheld (in this situation) by the Fund
is remitted by the Fund to the U.S. Treasury and is
identified in reports mailed to shareholders in January of
each year.

      The tax consequences to foreign persons entitled to
claim the benefits of an applicable tax treaty may be
different from those described herein. Foreign shareholders
are urged to consult their own tax advisors or the U.S.
Internal Revenue Service with respect to the particular tax
consequences to them of an investment in the Funds,
including the applicability of the U.S. withholding taxes
described above.

Dividend Reinvestment in Another Fund. Shareholders of the
Fund may elect to reinvest all dividends and/or capital
gains distributions in shares of the same class of any of
the other Oppenheimer funds listed above. Reinvestment will
be made without sales charge at the net asset value per
share in effect at the close of business on the payable
date of the dividend or distribution. To elect this option,
the shareholder must notify the Transfer Agent in writing
and must have an existing account in the fund selected for
reinvestment. Otherwise the shareholder first must obtain a
prospectus for that fund and an application from the
Distributor to establish an account. Dividends and/or
distributions from shares of certain other Oppenheimer
funds (other than Oppenheimer Cash Reserves) may be
invested in shares of these Funds on the same basis.

Additional Information About the Fund

The Distributor. Each Fund's shares are sold through
dealers, brokers and other financial institutions that have
a sales agreement with OppenheimerFunds Distributor, Inc.,
a subsidiary of the Manager that acts as the Funds'
Distributor. The Distributor also distributes shares of the
other Oppenheimer funds and is sub-distributor for funds
managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Funds'
Transfer Agent, is a division of the Manager. It is
responsible for maintaining the Funds' shareholder registry
and shareholder accounting records, and for paying
dividends and distributions to shareholders. It also
handles shareholder servicing and administrative functions.
It serves as the Transfer Agent for an annual per account
fee. It also acts as shareholder servicing agent for the
other Oppenheimer funds. Shareholders should direct
inquiries about their accounts to the Transfer Agent at the
address and toll-free numbers shown on the back cover.

The Custodian. Citibank, N.A. is the custodian of each
Fund's assets. The custodian's responsibilities include
safeguarding and controlling each Fund's portfolio
securities and handling the delivery of such securities to
and from each Fund. It is the practice of each Fund to deal
with the custodian in a manner uninfluenced by any banking
relationship the custodian may have with the Manager and
its affiliates. Each Fund's cash balances with the
custodian in excess of $100,000 are not protected by
federal deposit insurance. Those uninsured balances at
times may be substantial.

Independent Auditors. Deloitte& Touche, LLP are the
independent auditors of each Fund. They audit each Fund's
financial statements and perform other related audit
services. They also act as auditors for [the Manager and
for certain other funds advised by the Manager and its
affiliates.

INDEPENDENT AUDITORS' REPORT

================================================================================
 To the Board of Trustees and Shareholders of
 Oppenheimer Select Managers Mercury Advisors Focus Growth Fund:
 We have audited the accompanying statement of assets and liabilities of
 Oppenheimer Select Managers Mercury Advisors Focus Growth Fund, which is a series of Oppenheimer Select Managers, as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the
 Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
 We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
 Oppenheimer Select Managers Mercury Advisors Focus Growth Fund as of November
 30, 2002, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

 /s/ Deloitte& Touche LLP
 -------------------------
 Deloitte& Touche LLP

 Denver, Colorado
 January 22, 2003

       16 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES  November 30, 2002

=============================================================================
 Assets
 Investment in Master Focus Twenty Trust                         $ 3,125,102
-----------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                   1,513
 Other                                                                7,683
                                                                 ------------
 Total assets                                                     3,134,298

=============================================================================
 Liabilities
 Payables and other liabilities:
 Shares of beneficial interest redeemed                              12,093
 Legal, auditing and other professional fees                          8,781
 Transfer and shareholder servicing agent fees                        1,231
 Distribution and service plan fees                                   1,167
 Trustees' compensation                                                 324
 Other                                                                1,129
                                                                 ------------
 Total liabilities                                                   24,725

=============================================================================
 Net Assets                                                      $3,109,573
                                                                 ============

=============================================================================
 Composition of Net Assets
 Paid-in capital                                                 $4,818,511
-----------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions        (1,866,551)
-----------------------------------------------------------------------------
 Net unrealized appreciation on investments                         157,613
                                                                 ------------
 Net Assets                                                      $3,109,573
                                                                 ============

       6 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of $1,591,147 and
 630,670 shares of beneficial interest outstanding)                                                                       $2.52
 Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)                          $2.67
--------------------------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price
 per share (based on net assets of $788,283 and 316,640 shares of beneficial interest outstanding)                        $2.49
--------------------------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price
 per share (based on net assets of $658,117 and 264,479 shares of beneficial interest outstanding)                        $2.49
--------------------------------------------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price
 per share (based on net assets of $71,773 and 28,511 shares of beneficial interest outstanding)                          $2.52
--------------------------------------------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net assets of $253 and
 100 shares of beneficial interest outstanding)                                                                           $2.53

 See accompanying Notes to Financial Statements.

       7 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

STATEMENT OF OPERATIONS  For the Year Ended November 30, 2002

============================================================================
 Net Investment Loss Allocated from Master Focus Twenty Trust

============================================================================
 Investment Income                                              $     7,718

============================================================================
 Expenses                                                            21,049

============================================================================
 Net Investment Loss Allocated from Master Focus Twenty Trust       (13,331)

 Fund Income and Expenses
============================================================================
 Investment Income
 Interest income from short-term obligations                             11

============================================================================
 Expenses
 Distribution and service plan fees:
 Class A                                                              3,383
 Class B                                                              8,635
 Class C                                                              4,529
 Class N                                                                257
----------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                              6,797
 Class B                                                              4,485
 Class C                                                              2,205
 Class N                                                                339
 Class Y                                                                865
----------------------------------------------------------------------------
 Administrative fees                                                 13,841
----------------------------------------------------------------------------
 Legal, auditing and other professional fees                          9,624
----------------------------------------------------------------------------
 Shareholder reports                                                  5,193
----------------------------------------------------------------------------
 Trustees' compensation                                               4,036
----------------------------------------------------------------------------
 Custodian fees and expenses                                              6
----------------------------------------------------------------------------
 Other                                                                2,693
                                                                ------------
 Total expenses                                                      66,888
 Less voluntary reimbursement of expenses                           (25,297)
 Less voluntary waiver of transfer and shareholder servicing
    agent fees--Classes A, B, C and N                                (3,353)
 Less voluntary waiver of transfer and shareholder
    servicing agent fees--Class Y                                      (865)
                                                                ------------
 Net expenses                                                        37,373

============================================================================
 Net Investment Loss                                                (50,693)

============================================================================
 Realized and Unrealized Loss Allocated from Master Focus Twenty Trust
 Net realized loss on investments                                (1,359,626)
----------------------------------------------------------------------------
 Net change in unrealized appreciation on investments               146,859
                                                                ------------
 Net realized and unrealized loss                                (1,212,767)

============================================================================
 Net Decrease in Net Assets Resulting from Operations           $(1,263,460)
                                                                ============

 See accompanying Notes to Financial Statements.

       8 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

 Year Ended November 30,                                                                       2002          2001 1
======================================================================================================================
 Operations

 Net investment loss                                                                     $  (50,693)     $  (12,445)
----------------------------------------------------------------------------------------------------------------------
 Net realized loss                                                                       (1,359,626)       (506,925)
----------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation                                                      146,859          10,754
                                                                                         -----------------------------
 Net decrease in net assets resulting from operations                                    (1,263,460)       (508,616)

======================================================================================================================
 Beneficial Interest Transactions
 Net increase in net assets resulting from beneficial interest transactions:
 Class A                                                                                  1,177,797       1,301,825
 Class B                                                                                    541,064         841,255
 Class C                                                                                    542,491         363,914
 Class N                                                                                     95,080           1,223
 Class Y                                                                                         --              --

======================================================================================================================
 Net Assets
 Total increase                                                                           1,092,972       1,999,601
----------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                                      2,016,601          17,000 2
                                                                                         -----------------------------
 End of period                                                                           $3,109,573      $2,016,601
                                                                                         =============================

1. For the period from February 16, 2001 (inception of offering) to November 30,
2001.
2. Reflects the value of the Manager's initial seed money investment at December
22, 2000.

 See accompanying Notes to Financial Statements.

       9 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

FINANCIAL HIGHLIGHTS

                                                                   Class A                     Class B                   Class C
                                                                Year Ended                  Year Ended                Year Ended
                                                                  Nov. 30,                    Nov. 30,                  Nov. 30,
                                                         2002       2001 1           2002       2001 1          2002      2001 1
====================================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                  $ 3.95        $10.00         $3.92       $10.00         $3.92      $10.00
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                     (.04)         (.02)         (.06)        (.03)         (.04)       (.03)
 Net realized and unrealized loss                       (1.39)        (6.03)        (1.37)       (6.05)        (1.39)      (6.05)
                                                       -----------------------------------------------------------------------------
 Total from investment operations                       (1.43)        (6.05)        (1.43)       (6.08)        (1.43)      (6.08)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $ 2.52        $ 3.95         $2.49       $ 3.92         $2.49      $ 3.92
                                                       =============================================================================

====================================================================================================================================
 Total Return, at Net Asset Value 2                    (36.20)%      (60.50)%      (36.48)%     (60.80)%      (36.48)%    (60.80)%

====================================================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)              $1,591        $1,048          $788         $667          $658        $300
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $1,402        $  444          $864         $305          $454        $114
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                    (1.47)%       (1.45)%       (2.22)%      (2.21)%       (2.21)%     (2.23)%
 Expenses                                                2.76%         3.99%         3.56%        4.78%         3.53%       4.79%
 Expenses, net of voluntary reimbursement of
 expenses and/or waiver of transfer agent fees           1.74%         1.84%         2.53%        2.46%         2.47%       2.18%
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate 4                             275.69%       137.66%       275.69%      137.66%       275.69%     137.66%

1. For the period from February 16, 2001 (inception of offering) to November 30,
2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Portfolio turnover rate is representative of the portfolio turnover rate of the Master Focus Twenty Trust included elsewhere in this report.

See accompanying Notes to Financial Statements.

       10 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

                                                                                  CLASS N                     CLASS Y
                                                                               YEAR ENDED                  YEAR ENDED
                                                                                 NOV. 30,                    NOV. 30,
                                                                       2002        2001 1          2002        2001 2
========================================================================================================================
 Per Share Operating Data

 Net asset value, beginning of period                                 $3.94         $8.28         $3.96        $10.00
------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                                   (.01)         (.04)         (.04)         (.05)
 Net realized and unrealized loss                                     (1.41)        (4.30)        (1.39)        (5.99)
                                                                      --------------------------------------------------
 Total from investment operations                                     (1.42)        (4.34)        (1.43)        (6.04)
------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                       $2.52         $3.94         $2.53        $ 3.96
                                                                      ==================================================

========================================================================================================================
 Total Return, at Net Asset Value 3                                  (36.04)%      (52.42)%      (36.11)%      (60.40)%

========================================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                               $72            $1            $1 4          $1 4
------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                      $52            $1            $1 4          $1
------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 5
 Net investment loss                                                  (1.70)%       (1.06)%       (0.40)%       (0.63)%
 Expenses                                                              3.18%         4.01%        88.54%       503.44%
 Expenses, net of voluntary reimbursement of
 expenses and/or waiver of transfer agent fees                         2.12%         3.07%         1.21%         2.83%
------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate 6                                           275.69%       137.66%       275.69%       137.66%

1. For the period from March 1, 2001 (inception of offering) to November 30,
2001.
2. For the period from February 16, 2001 (inception of offering) to November 30,
2001.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Less than $1,000.
5. Annualized for periods of less than one full year.
6. Portfolio turnover rate is representative of the portfolio turnover rate of the Master Focus Twenty Trust included elsewhere in this report.

See accompanying Notes to Financial Statements.

       11 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
 1. Significant Accounting Policies
 Oppenheimer Select Managers Mercury Advisors Focus Growth Fund (the Fund) is a
 separate series of Oppenheimer Select Managers, a non-diversified, open-end management investment company registered under the Investment Company Act of
 1940, as amended. The Fund invests substantially all of its assets in the
 Master Focus Twenty Trust (the Trust), a registered open-end investment company that has the same goals as the Fund. The financial statements of the Trust are included elsewhere in this report and should be read with the Fund's financial statements. The percentage of the Trust owned by the Fund at November 30, 2002 was 1.57%. As of December 31, 2002, the total return for the Master Focus
 Twenty Fund was (34.07)%. The Fund's investment objective is to seek long-term capital appreciation. The Fund's administrator is OppenheimerFunds, Inc. (the
 Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class
 A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans.
 Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. The Fund's investment in the Trust is valued based on the daily reported net asset value of the Trust. Valuation of securities held by the Trust is discussed in the notes to Master Focus Twenty Trust included elsewhere in this report.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the
 Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
    During the fiscal year ended November 30, 2002, the Fund did not utilize any capital loss carryforward.

 As of November 30, 2002, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

                              Expiring
                              -------------------------
                              2009           $  468,169
                              2010            1,297,925
                                             ----------
                              Total          $1,766,094
                                             ==========

 As of December 31, 2002, the Fund had approximately $59,538 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.
--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for

       12 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

 federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended November 30, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $50,693. Accumulated net investment loss was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
    No distributions were paid during the year ended November 30, 2002 and the period ended November 30, 2001.

 As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

                 Accumulated net realized loss        $(1,866,551)
                 Net unrealized appreciation              157,613
                                                      -----------
                 Total                                $(1,708,938)
                                                      ===========
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
================================================================================
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                              Year Ended November 30, 2002      Period Ended November 30, 2001 1
                                                  Shares            Amount              Shares            Amount
-----------------------------------------------------------------------------------------------------------------
 Class A

 Sold                                            545,912        $1,705,805             317,853        $1,545,075
 Redeemed                                       (180,980)         (528,008)            (53,515)         (243,250)
                                                -----------------------------------------------------------------
 Net increase                                    364,932        $1,177,797             264,338        $1,301,825
                                                =================================================================

-----------------------------------------------------------------------------------------------------------------
 Class B
 Sold                                            340,922        $1,107,732             185,529        $  898,904
 Redeemed                                       (194,498)         (566,668)            (15,413)          (57,649)
                                                -----------------------------------------------------------------
 Net increase                                    146,424        $  541,064             170,116        $  841,255
                                                =================================================================

-----------------------------------------------------------------------------------------------------------------
 Class C
 Sold                                            287,759        $  836,915              94,725        $  436,597
 Redeemed                                        (99,749)         (294,424)            (18,356)          (72,683)
                                                -----------------------------------------------------------------
 Net increase                                    188,010        $  542,491              76,369        $  363,914
                                                =================================================================

-----------------------------------------------------------------------------------------------------------------
 Class N
 Sold                                             33,236        $  109,548                 180        $    1,223
 Redeemed                                         (4,905)          (14,468)                 --                --
                                                -----------------------------------------------------------------
 Net increase                                     28,331        $   95,080                 180        $    1,223
                                                =================================================================

-----------------------------------------------------------------------------------------------------------------
 Class Y
 Sold                                                 --        $       --                  --        $       --
 Redeemed                                             --                --                  --                --
                                                -----------------------------------------------------------------
 Net increase (decrease)                              --        $       --                  --        $       --
                                                =================================================================

1. For the period from February 16, 2001 (inception of offering) to November 30,
2001, for Class A, B, C and Y shares and for the period from March 1, 2001
(inception of offering) to November 30, 2001, for Class N shares.

       13 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
 3. Increases and Decreases of Investments in the Trust
 Increases and decreases in the Fund's investment in the Trust for the year ended November 30, 2002, were $2,985,810 and $667,386, respectively.

================================================================================
 4. Fees and Other Transactions With Affiliates
 Administration Fees. Administration fees paid to the Manager were in accordance with the administration agreement with the Fund which provides for a fee of
 0.50% of the average annual net assets of the Fund. During the year ended
 November 30, 2002, the Fund paid $13,841 to the Manager for administrative services.
--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
 Manager, acts as the transfer and shareholder servicing agent for the Fund. The
 Fund pays OFS a $19.75 per account fee.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.
 The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% for all classes. Effective November 1, 2002,
 Class Y shares were changed from 0.25% to 0.35%. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's
 Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the
 Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                          Aggregate          Class A       Concessions       Concessions      Concessions       Concessions
                          Front-End        Front-End        on Class A        on Class B       on Class C        on Class N
                      Sales Charges    Sales Charges            Shares            Shares           Shares            Shares
                         on Class A      Retained by       Advanced by       Advanced by      Advanced by       Advanced by
 Year Ended                  Shares      Distributor     Distributor 1     Distributor 1    Distributor 1     Distributor 1
----------------------------------------------------------------------------------------------------------------------------

 November 30, 2002           $7,624           $4,188               $93            $9,049           $5,678            $1,055

1. The Distributor advances concession payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                             Class A                   Class B                   Class C                    Class N
                                 Contingent Deferred       Contingent Deferred       Contingent Deferred        Contingent Deferred
                                       Sales Charges             Sales Charges             Sales Charges              Sales Charges
                                         Retained by               Retained by               Retained by                Retained by
 Year Ended                              Distributor               Distributor               Distributor                Distributor
------------------------------------------------------------------------------------------------------------------------------------

 November 30, 2002                              $--                   $2,930                      $118                         $3

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class
 A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
 Class A shares of the Fund. For the year ended November 30, 2002, payments under the Class A Plan totaled $3,383, all of which were paid by the
 Distributor to recipients, and included $282 paid to an affiliate of the
 Manager. Any unreimbursed expenses the Distributor incurs with respect to Class
 A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The
 Fund has adopted Distribution and Service Plans for Class B, Class C and Class
 N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the
 Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

       14 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

 Distribution fees paid to the Distributor for the year ended November 30, 2002, were as follows:

                                                                                                           Distributor's Aggregate
                                                                                 Distributor's Aggregate              Unreimbursed
                                      Total Payments           Amount Retained     Unreimbursed Expenses          Expenses as % of
                                          Under Plan            by Distributor                Under Plan       Net Assets of Class
------------------------------------------------------------------------------------------------------------------------------------

 Class B Plan                                 $8,635                    $6,884                   $60,326                      7.65%
 Class C Plan                                  4,529                     3,156                    81,033                     12.31
 Class N Plan                                    257                       230                    48,561                     67.66

================================================================================
 5. Borrowing and Lending Arrangements
 Bank Borrowings. Until November 12, 2002, the Fund had the ability to borrow from a bank for temporary or emergency purposes provided asset coverage for borrowings exceeded 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit with a bank. Under that unsecured line of credit, interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Under that credit facility, the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
--------------------------------------------------------------------------------
 Interfund Borrowing and Lending Arrangements. Effective November 12, 2002, the
 following interfund borrowing and lending arrangements went into effect.
 Consistent with its fundamental policies and pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC"), the Fund may engage in borrowing and lending activities with other funds in the OppenheimerFunds complex. Borrowing money from affiliated funds may afford the Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements. Lending money to an affiliated fund may allow the Fund to obtain a higher rate of return than it could from interest rates on alternative short-term investments. Implementation of interfund lending will be accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order. There is a risk that a borrowing fund could have a loan called on one day's notice. In that circumstance, the Fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another Oppenheimer fund. When the Fund lends assets to another affiliated fund, the Fund is subject to the risk that the borrowing fund fails to repay the loan.
    The Fund had no borrowings and/or lending arrangements outstanding during the year ended or at November 30, 2002.

Financial
Statements
for the
Master Focus
Twenty Trust

INDEPENDENT AUDITORS' REPORT

To The Board of Trustees and Investors,
Master Focus Twenty Trust:

We have audited the accompanying statement of assets and liabilities of Master Focus Twenty Trust, including the schedule of investments as of November 30, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2002 by
correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of
Master Focus Twenty Trust as of November 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of
America.

/s/ Deloitte& Touche LLP
-------------------------
Deloitte& Touche LLP
Princeton, New Jersey
January 21, 2003

November 30, 2002

SCHEDULE OF INVESTMENTS                                                                           Master Focus Twenty Trust

                       Shares                                                                                    Percent of
Industry*               Held                         Common Stocks                                     Value     Net Assets

United States

Automobiles            188,300  Harley-Davidson, Inc.                                              $     9,140,082     4.6%

Biotechnology          166,100  ++Genentech, Inc.                                                        5,481,300      2.8

Commercial             144,300  ++Career Education Corporation                                           5,614,713      2.8
ServiceS&P             176,900  ++CheckFree Corp.                                                        3,465,471      1.8
Supplies               197,100  ++Corinthian Colleges, Inc.                                              7,686,900      3.9
                       294,600  Manpower Inc.                                                           10,979,742      5.5
                                                                                                   ---------------   ------
                                                                                                        27,746,826     14.0

Communications         961,000  ++Cisco Systems, Inc.                                                   14,338,120      7.2
Equipment

Computers &            364,600  Hewlett-Packard Company                                                  7,102,408      3.6
Peripherals

Diversified            391,000  ++Nasdaq-100 Shares (a)                                                 10,799,420      5.4
Financials

Health Care            178,900  Medtronic, Inc.                                                          8,363,575      4.2
Equipment &            111,300  ++Zimmer Holdings, Inc.                                                  4,189,332      2.1
Supplies                                                                                           ---------------   ------
                                                                                                        12,552,907      6.3

Health Care             98,200  ++Accredo Health, Incorporated                                           5,229,150      2.7
Providers &            189,100  HCA Inc.                                                                 7,598,038      3.8
Services                77,600  ++LifePoint Hospitals, Inc.                                              2,444,400      1.2
                        72,900  ++Quest Diagnostics Incorporated                                         4,067,091      2.1
                                                                                                   ---------------   ------
                                                                                                        19,338,679      9.8

Media                  317,100  ++Clear Channel Communications, Inc.                                    13,781,166      6.9
                             1  ++Comcast Corporation (Class A)                                                  5      0.0
                       155,400  ++Fox Entertainment Group, Inc. (Class A)                                4,142,964      2.1
                       247,300  ++Viacom, Inc. (Class B)                                                11,625,573      5.9
                                                                                                   ---------------   ------
                                                                                                        29,549,708     14.9

Oil & Gas              133,700  Devon Energy Corporation                                                 6,122,123      3.1

Pharmaceuticals        105,950  ++Forest Laboratories, Inc.                                             11,371,613      5.7
                       302,500  Pfizer Inc.                                                              9,540,850      4.8
                                                                                                   ---------------   ------
                                                                                                        20,912,463     10.5

Software               361,400  ++BEA Systems, Inc.                                                      3,993,470      2.0
                        59,000  ++Electronic Arts Inc.                                                   4,001,970      2.0
                       336,100  ++Microsoft Corporation                                                 19,433,302      9.8
                                                                                                   ---------------   ------
                                                                                                        27,428,742     13.8

Specialty Retail       114,400  ++Bed Bath & Beyond Inc.                                                 3,984,552      2.0

Wireless               523,500  ++AT&T Wireless Services Inc.                                            3,952,425      2.0
Telecommunication
Services

                                Total Investments in Common Stocks
                                (Cost--$182,376,213)                                                   198,449,755    100.0

Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002

SCHEDULE OF INVESTMENTS (concluded)                                                               Master Focus Twenty Trust

                       Shares                                                                                    Percent of
                        Held                     Short-Term Securities                                 Value     Net Assets

United States (concluded)

Common Stock         3,981,307  Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (b)        $     3,981,307     2.0%

                                Total Investments in Short-Term Securities
                                (Cost--$3,981,307)                                                       3,981,307      2.0

                                Total Investments (Cost--$186,357,520)                                 202,431,062    102.0
                                Liabilities in Excess of Other Assets                                  (4,025,250)    (2.0)
                                                                                                   ---------------   ------
                                Net Assets                                                         $   198,405,812   100.0%
                                                                                                   ===============   ======

*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely
recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-
classifications for reporting ease.
++Non-income producing security.
(a)Represents ownership in the Nasdaq-100 Trust, a registered unit investment trust. The investment objective of the Nasdaq-100 Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component.
(b)Investments in companies considered to be an affiliate of the
Trust (such companies are defined as "Affiliated Companies" in
Section 2 (a)(3) of the Investment Company Act of 1940) are as
follows:

                                    Net Share       Net      Dividend
Affiliate                            Activity       Cost      Income
Merrill Lynch Liquidity Series,
LLC Cash Sweep Series I             3,981,307    $3,981,307   $1,744

See Notes to Financial Statements.

Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002

FINANCIAL INFORMATION

Statement of Assets and Liabilities                                                               Master Focus Twenty Trust

                  As of November 30, 2002

Assets:           Investments, at value (including securities loaned of $41,284,767)
                  (identified cost--$186,357,520)                                                           $   202,431,062
                  Investments held as collateral for loaned securities, at value                                 42,715,852
                  Receivables:
                     Securities sold                                                      $     2,787,677
                     Contributions                                                                178,746
                     Dividends                                                                     75,294
                     Loaned securities income                                                       6,097         3,047,814
                                                                                          ---------------
                  Prepaid expenses and other assets                                                                   2,608
                                                                                                            ---------------
                  Total assets                                                                                  248,197,336
                                                                                                            ---------------

Liabilities:      Collateral on securities loaned, at value                                                      42,715,852
                  Payables:
                     Securities purchased                                                       6,021,454
                     Withdrawals                                                                  887,305
                     Investment adviser                                                            90,641         6,999,400
                                                                                          ---------------
                  Accrued expenses                                                                                   76,272
                                                                                                            ---------------
                  Total liabilities                                                                              49,791,524
                                                                                                            ---------------

Net Assets:       Net assets                                                                                $   198,405,812
                                                                                                            ===============

Net Assets        Investors' capital                                                                        $   182,332,270
Consist of:       Unrealized appreciation on investments                                                         16,073,542
                                                                                                            ---------------
                  Net assets                                                                                $   198,405,812
                                                                                                            ===============

See Notes to Financial Statements.

Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002

FINANCIAL INFORMATION (continued)

Statement of Operations                                                                           Master Focus Twenty Trust

                  For the Year Ended November 30, 2002

Investment        Dividends                                                                                 $       404,473
Income:           Interest                                                                                          228,473
                  Securities lending--net                                                                           113,888
                                                                                                            ---------------
                  Total income                                                                                      746,834
                                                                                                            ---------------

Expenses:         Investment advisory fees                                                $     1,718,971
                  Accounting services                                                             174,143
                  Professional fees                                                               121,702
                  Custodian fees                                                                   58,672
                  Trustees' fees and expenses                                                      39,670
                  Offering costs                                                                    9,903
                  Pricing fees                                                                        921
                  Other                                                                            15,956
                                                                                          ---------------
                  Total expenses                                                                                  2,139,938
                                                                                                            ---------------
                  Investment loss--net                                                                          (1,393,104)
                                                                                                            ---------------

Realized&        Realized loss on investments--net                                                           (154,513,735)
Unrealized        Change in unrealized appreciation/depreciation on investments--net                             21,047,177
Gain (Loss) on                                                                                              ---------------
Investments--Net: Total realized and unrealized loss on investments--net                                      (133,466,558)
                                                                                                            ---------------
                  Net Decrease in Net Assets Resulting from Operations                                      $ (134,859,662)
                                                                                                            ===============

See Notes to Financial Statements.

Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002

FINANCIAL INFORMATION (concluded)

Statements of Changes in Net Assets                                                               Master Focus Twenty Trust

                                                                                                      For the
                                                                                                     Year Ended
                                                                                                    November 30,
Increase (Decrease) in Net Assets:                                                             2002               2001

Operations:       Investment loss--net                                                    $   (1,393,104)   $   (1,870,504)
                  Realized loss on investments--net                                         (154,513,735)   (1,204,513,199)
                  Change in unrealized appreciation/depreciation on investments--net           21,047,177       331,418,796
                                                                                          ---------------   ---------------
                  Net decrease in net assets resulting from operations                      (134,859,662)     (874,964,907)
                                                                                          ---------------   ---------------

Capital           Proceeds from contributions                                                   5,360,875       404,613,481
Transactions:     Fair value of withdrawals                                                 (102,048,536)     (288,410,915)
                                                                                          ---------------   ---------------
                  Net increase (decrease) in net assets derived from
                  capital transactions                                                       (96,687,661)       116,202,566
                                                                                          ---------------   ---------------
Net Assets:       Total decrease in net assets                                              (231,547,323)     (758,762,341)
                  Beginning of year                                                           429,953,135     1,188,715,476
                                                                                          ---------------   ---------------
                  End of year                                                             $   198,405,812   $   429,953,135
                                                                                          ===============   ===============

See Notes to Financial Statements.

Financial Highlights                                                                              Master Focus Twenty Trust

                                                                                       For the               For the Period
                                                                                      Year Ended           March 20, 2000++
The following ratios have been derived from information                              November 30,           to November 30,
provided in the financial statements.                                             2002             2001            2000

Total Investment                                                                  (34.70%)              --               --
Return:**                                                                    =============   =============    =============

Ratios to         Expenses                                                            .75%            .68%            .90%*
Average                                                                      =============   =============    =============
Net Assets:       Investment loss--net                                              (.49%)          (.25%)          (.33%)*
                                                                             =============   =============    =============

Supplemental      Net assets, end of period (in thousands)                   $     198,406   $     429,953    $   1,188,715
Data:                                                                        =============   =============    =============
                  Portfolio turnover                                               275.69%         137.66%           62.85%
                                                                             =============   =============    =============

*Annualized.
**Total return is required to be disclosed for fiscal years
beginning after December 15, 2000.
++Commencement of operations.

See Notes to Financial Statements.

Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002

NOTES TO FINANCIAL STATEMENTS

Master Focus Twenty Trust

1. Significant Accounting Policies:
Master Focus Twenty Trust (the "Trust") is registered under the
Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interest in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the
United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-
the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-
counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or
purchased are valued at the last sale price in the case of exchange-
traded options. In the case of options traded in the over-the-
counter market, valuation is the last asked price (options written)
or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the
Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected.
Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Trust is authorized to purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from
(or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

Master Focus Twenty Trust

* Foreign currency options and futures--The Trust may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Trust is classified as a partnership for
Federal income tax purposes. As a partnership for Federal income tax purposes, the Trust will not incur Federal income tax liability.
Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Trust. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security
transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive income on the collateral. Where the
Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of
insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with
Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned
subsidiary of Merrill Lynch& Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .60% of the average daily value of the Trust's net assets.

The Trust has received an exemptive order from the Securities and
Exchange Commission permitting it to lend portfolio securities to
Merrill Lynch, Pierce, Fenner& Smith Incorporated ("MLPF&S"), a
subsidiary of ML & Co., or its affiliates. As of November 30, 2002, the Trust lent securities with a value of $11,013,528 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained
QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the
Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by QA
Advisors or in registered money market funds advised by FAM or its affiliates. As of November 30, 2002, cash collateral of $19,222,135 was invested in the Money Market Series of the Merrill Lynch
Liquidity Series, LLC and $23,493,717 was invested in the Merrill
Lynch Premier Institutional Fund. For the year ended November 30,
2002, QA Advisors received $44,826 in securities lending agent fees.

Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002

In addition, MLPF&S received $161,190 in commissions on the
execution of portfolio security transactions for the Trust for the year ended November 30, 2002.

For the year ended November 30, 2002, the Trust reimbursed FAM
$23,452 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML& Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2002 were $757,219,940 and
$822,668,782, respectively.

Net realized gains (losses) for the year ended November 30, 2002 and net unrealized gains as of November 30, 2002 were as follows:

                                     Realized          Unrealized
                                  Gains (Losses)         Gains

Long-term investments            $ (154,141,729)     $   16,073,542
Short-term investments                     (218)                 --
Options purchased                      (506,361)                 --
Options written                          134,573                 --
                                 ---------------     --------------
Total investments                $ (154,513,735)     $   16,073,542
                                 ===============     ==============

As of November 30, 2002, net unrealized apprecia-tion for Federal income tax purposes aggregated $8,409,259, of which $14,877,950 related to appreciated securities and $6,468,691 related to
depreciated securities. At November 30, 2002, the aggregate cost of investments for Federal income tax purposes was $194,021,803.

Transactions in call options written for the year ended November 30,
2002 were as follows:

                                       Nominal
                                        Value           Premiums
                                       Covered          Received

Outstanding call options
written, beginning of year               798,500     $    1,057,029
Options written                          814,000          1,535,300
Options closed                       (1,612,500)        (2,592,329)
                                 ---------------     --------------
Outstanding call options
written, end of year                          --     $           --
                                 ===============     ==============

Transactions in put options written for the year ended November 30,
2002 were as follows:

                                       Nominal
                                        Value           Premiums
                                       Covered          Received

Outstanding put options
written, beginning of year               111,000     $      134,065
Options written                          172,000            326,957
Options closed                         (283,000)          (461,022)
                                 ---------------     --------------
Outstanding put options
written, end of year                          --     $           --
                                 ===============     ==============

4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total
commitment was reduced from $1,000,000,000 to $500,000,000. The
Trust may borrow under the credit agreement to fund investor withdrawals and for other lawful purposes other than for leverage.
The Trust may borrow up to the maximum amount allowable under the
Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits.
The Trust pays a commitment fee of .09% per annum based on the
Trust's pro rata share of the unused portion of the credit
agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Trust did not borrow under the credit agreement during the year ended
November 30, 2002.

Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002

                        Appendix A

                    Ratings Definitions

Below are summaries of the rating definitions used by the
nationally-recognized rating agencies listed below. Those
ratings represent the opinion of the agency as to the
credit quality of issues that they rate. The summaries
below are based upon publicly-available information
provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM (TAXABLE) BOND RATINGS

Aaa: Bonds rated "Aaa" are judged to be the best quality.
They carry the smallest degree of investment risk. Interest
payments are protected by a large or by an exceptionally
stable margin and principal is secure. While the various
protective elements are likely to change, the changes that
can be expected are most unlikely to impair the
fundamentally strong position of such issues.

Aa: Bonds rated "Aa" are judged to be of high quality by
all standards. Together with the "Aaa" group, they comprise
what are generally known as high-grade bonds. They are
rated lower than the best bonds because margins of
protection may not be as large as with "Aaa" securities or
fluctuation of protective elements may be of greater
amplitude or there may be other elements present which make
the long-term risk appear somewhat larger than that of
"Aaa" securities.

A: Bonds rated "A" possess many favorable investment
attributes and are to be considered as upper-medium grade
obligations. Factors giving security to principal and
interest are considered adequate but elements may be
present which suggest a susceptibility to impairment some
time in the future.

Baa: Bonds rated "Baa" are considered medium-grade
obligations; that is, they are neither highly protected nor
poorly secured. Interest payments and principal security
appear adequate for the present but certain protective
elements may be lacking or may be characteristically
unreliable over any great length of time. Such bonds lack
outstanding investment characteristics and have speculative
characteristics as well.

Ba: Bonds rated "Ba" are judged to have speculative
elements. Their future cannot be considered well-assured.
Often the protection of interest and principal payments may
be very moderate and thereby not well safeguarded during
both good and bad times over the future. Uncertainty of
position characterizes bonds in this class.

B: Bonds rated "B" generally lack characteristics of the
desirable investment. Assurance of interest and principal
payments or of maintenance of other terms of the contract
over any long period of time may be small.

Caa: Bonds rated "Caa" are of poor standing. Such issues
may be in default or there may be present elements of
danger with respect to principal or interest.

Ca: Bonds rated "Ca" represent obligations which are
speculative in a high degree. Such issues are often in
default or have other marked shortcomings.

C:  Bonds rated "C" are the lowest class of rated bonds and
can be regarded as having extremely poor prospects of ever
attaining any real investment standing.
Moody's applies numerical modifiers 1, 2, and 3 in each
generic rating classification from "Aa" through "Caa." The
modifier "1" indicates that the obligation ranks in the
higher end of its generic rating category; the modifier "2"
indicates a mid-range ranking; and the modifier "3"
indicates a ranking in the lower end of that generic rating
category. Advanced refunded issues that are secured by
certain assets are identified with a # symbol.

SHORT-TERM RATINGS - TAXABLE DEBT

These ratings apply to the ability of issuers to honor
senior debt obligations having an original maturity not
exceeding one year:

Prime-1: Issuer has a superior ability for repayment of
senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of
senior short-term debt obligations. Earnings trends and
coverage ratios, while sound, may be more subject to
variation. Capitalization characteristics, while
appropriate, may be more affected by external conditions.
Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of
senior short-term obligations. The effect of industry
characteristics and market compositions may be more
pronounced. Variability in earnings and profitability may
result in changes in the level of debt protection
measurements and may require relatively high financial
leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating
category.

Standard& Poor's Ratings Services ("Standard & Poor's"), a
division of The McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS

AAA: Bonds rated "AAA" have the highest rating assigned by
Standard & Poor's. The obligor's capacity to meet its
financial commitment on the obligation is extremely strong.

AA:  Bonds rated "AA" differ from the highest rated bonds
only in small degree. The obligor's capacity to meet its
financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to the
adverse effects of changes in circumstances and economic
conditions than obligations in higher-rated categories.
However, the obligor's capacity to meet its financial
commitment on the obligation is still strong.

BBB: Bonds rated "BBB" exhibit adequate protection
parameters. However, adverse economic conditions or
changing circumstances are more likely to lead to a
weakened capacity of the obligor to meet its financial
commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated `BB', `B', `CCC', `CC', and `C' are
regarded as having significant speculative characteristics.
`BB' indicates the least degree of speculation and `C' the
highest. While such obligations will likely have some
quality and protective characteristics, these may be
outweighed by large uncertainties or major exposures to
adverse conditions.

BB: Bonds rated "BB" are less vulnerable to nonpayment than
other speculative issues. However, they face major ongoing
uncertainties or exposure to adverse business, financial,
or economic conditions which could lead to the obligor's
inadequate capacity to meet its financial commitment on the
obligation.

B: Bonds rated "B" are more vulnerable to nonpayment than
bonds rated "BB", but the obligor currently has the
capacity to meet its financial commitment on the
obligation. Adverse business, financial, or economic
conditions will likely impair the obligor's capacity or
willingness to meet its financial commitment on the
obligation.

CCC: Bonds rated "CCC" are currently vulnerable to
nonpayment, and are dependent upon favorable business,
financial, and economic conditions for the obligor to meet
its financial commitment on the obligation. In the event of
adverse business, financial, or economic conditions, the
obligor is not likely to have the capacity to meet its
financial commitment on the obligation.

CC: Bonds rated "CC" are currently highly vulnerable to
nonpayment.

C: Subordinated debt or preferred stock obligations rated
"C" are currently highly vulnerable to nonpayment. The "C"
rating may be used to cover a situation where a bankruptcy
petition has been filed or similar action taken, but
payments on this obligation are being continued. A "C" also
will be assigned to a preferred stock issue in arrears on
dividends or sinking fund payments, but that is currently
paying.

D: Bonds rated "D" are in payment default. The "D" rating
category is used when payments on an obligation are not
made on the date due even if the applicable grace period
has not expired, unless Standard& Poor's believes that
such payments will be made during such grace period. The
"D" rating also will be used upon the filing of a
bankruptcy petition or the taking of a similar action if
payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the
addition of a plus (+) or minus (-) sign to show relative
standing within the major rating categories. The "r" symbol
is attached to the ratings of instruments with significant
noncredit risks.

SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term bond rated "A-1" is rated in the highest
category by Standard & Poor's. The obligor's capacity to
meet its financial commitment on the obligation is strong.
Within this category, certain obligations are designated
with a plus sign (+). This indicates that the obligor's
capacity to meet its financial commitment on these
obligations is extremely strong.

A-2: A short-term bond rated "A-2" is somewhat more
susceptible to the adverse effects of changes in
circumstances and economic conditions than obligations in
higher rating categories. However, the obligor's capacity
to meet its financial commitment on the obligation is
satisfactory.

A-3: A short-term bond rated "A-3" exhibits adequate
protection parameters. However, adverse economic conditions
or changing circumstances are more likely to lead to a
weakened capacity of the obligor to meet its financial
commitment on the obligation.

B: A short-term bond rated "B" is regarded as having
significant speculative characteristics. The obligor
currently has the capacity to meet its financial commitment
on the obligation; however, it faces major ongoing
uncertainties which could lead to the obligor's inadequate
capacity to meet its financial commitment on the obligation.

C: A short-term bond rated "C" is currently vulnerable to
nonpayment and is dependent upon favorable business,
financial, and economic conditions for the obligor to meet
its financial commitment on the obligation.

D: A short-term bond rated "D" is in payment default. The
"D" rating category is used when payments on an obligation
are not made on the date due even if the applicable grace
period has not expired, unless Standard& Poor's believes
that such payments will be made during such grace period.
The "D" rating also will be used upon the filing of a
bankruptcy petition or the taking of a similar action if
payments on an obligation are jeopardized.

Fitch, Inc.

INTERNATIONAL LONG-TERM CREDIT RATINGS

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the
lowest expectation of credit risk. They are assigned only
in the case of exceptionally strong capacity for timely
payment of financial commitments. This capacity is highly
unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very
low expectation of credit risk. They indicate a very strong
capacity for timely payment of financial commitments. This
capacity is not significantly vulnerable to foreseeable
events.

A: High Credit Quality. "A" ratings denote a low
expectation of credit risk. The capacity for timely payment
of financial commitments is considered strong. This
capacity may, nevertheless, be more vulnerable to changes
in circumstances or in economic conditions than is the case
for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there
is currently a low expectation of credit risk. The capacity
for timely payment of financial commitments is considered
adequate, but adverse changes in circumstances and in
economic conditions are more likely to impair this
capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a
possibility of credit risk developing, particularly as the
result of adverse economic change over time. However,
business or financial alternatives may be available to
allow financial commitments to be met. Securities rated in
this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that
significant credit risk is present, but a limited margin of
safety remains. Financial commitments are currently being
met. However, capacity for continued payment is contingent
upon a sustained, favorable business and economic
environment.

CCC, CC C: High Default Risk. Default is a real
possibility. Capacity for meeting financial commitments is
solely reliant upon sustained, favorable business or
economic developments. A "CC" rating indicates that default
of some kind appears probable. "C" ratings signal imminent
default.

DDD, DD, and D: Default. The ratings of obligations in this
category are based on their prospects for achieving partial
or full recovery in a reorganization or liquidation of the
obligor. While expected recovery values are highly
speculative and cannot be estimated with any precision, the
following serve as general guidelines. "DDD" obligations
have the highest potential for recovery, around 90%-100% of
outstanding amounts and accrued interest. "DD" indicates
potential recoveries in the range of 50%-90%, and "D" the
lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or
all of their obligations. Entities rated "DDD" have the
highest prospect for resumption of performance or continued
operation with or without a formal reorganization process.
Entities rated "DD" and "D" are generally undergoing a
formal reorganization or liquidation process; those rated
"DD" are likely to satisfy a higher portion of their
outstanding obligations, while entities rated "D" have a
poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating
symbol to denote relative status within the major rating
categories. Plus and minus signs are not added to the "AAA"
category or to categories below "CCC," nor to short-term
ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS

F1: Highest credit quality. Strongest capacity for timely
payment of financial commitments. May have an added "+" to
denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely
payment of financial commitments, but the margin of safety
is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of
financial commitments is adequate. However, near-term
adverse changes could result in a reduction to
non-investment grade.

B:  Speculative. Minimal capacity for timely payment of
financial commitments, plus vulnerability to near-term
adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility.
Capacity for meeting financial commitments is solely
reliant upon a sustained, favorable business and economic
environment.

D: Default. Denotes actual or imminent payment default.

                               Appendix B

                           Industry Classifications

Aerospace& Defense                     Household Products
Air Freight & Couriers                  Industrial Conglomerates
Airlines                                Insurance
Auto Components                         Internet & Catalog Retail
Automobiles                             Internet Software & Services
Banks                                   Information Technology Consulting &
                                        Services
Beverages                               Leisure Equipment & Products
Biotechnology                           Machinery
Building Products                       Marine
Chemicals                               Media
Commercial Services & Supplies          Metals & Mining
Communications Equipment                Multiline Retail
Computers & Peripherals                 Multi-Utilities
Construction & Engineering              Office Electronics
Construction Materials                  Oil & Gas
Containers & Packaging                  Paper & Forest Products
Distributors                            Personal Products
Diversified Financials                  Pharmaceuticals
Diversified Telecommunication Services  Real Estate
Electric Utilities                      Road &Rail
Electrical Equipment                    Semiconductor Equipment & Products
Electronic Equipment & Instruments      Software
Energy Equipment & Services             Specialty Retail
Food & Drug Retailing                   Textiles & Apparel
Food Products                           Tobacco
Gas Utilities                           Trading Companies & Distributors
Health Care Equipment & Supplies        Transportation Infrastructure
Health Care Providers & Services        Water Utilities
Hotels Restaurants & Leisure            Wireless Telecommunication Services
Household Durables

                         Appendix C

   OppenheimerFunds Special Sales Charge Arrangements and
                          Waivers

In certain cases, the initial sales charge that applies to
purchases of Class A shares1 of the Oppenheimer funds or
the contingent deferred sales charge that may apply to
Class A, Class B or Class C shares may be waived.2  That is
because of the economies of sales efforts realized by
OppenheimerFunds Distributor, Inc., (referred to in this
document as the "Distributor"), or by dealers or other
financial institutions that offer those shares to certain
classes of investors.

Not all waivers apply to all funds. For example, waivers
relating to Retirement Plans do not apply to Oppenheimer
municipal funds, because shares of those funds are not
available for purchase by or on behalf of retirement plans.
Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and
in the Prospectus and Statement of Additional Information
of the applicable Oppenheimer funds, the term "Retirement
Plan" refers to the following types of plans:
         1) plans qualified under Sections 401(a) or 401(k)
            of the Internal Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans3
         4) Group Retirement Plans4
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"),
            including traditional IRAs, Roth IRAs,
            SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the
applicability of a special arrangement or waiver in a
particular case is in the sole discretion of the
Distributor or the transfer agent (referred to in this
document as the "Transfer Agent") of the particular
Oppenheimer fund. These waivers and special arrangements
may be amended or terminated at any time by a particular
fund, the Distributor, and/or OppenheimerFunds, Inc.
(referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be
requested by the shareholder and/or dealer in the
redemption request.
I. Applicability of Class A Contingent Deferred Sales Charges
                         in Certain Cases
------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are
Not Subject to Initial Sales Charge but May Be Subject to
the Class A Contingent Deferred Sales Charge (unless a
waiver applies).

      There is no initial sales charge on purchases of
Class A shares of any of the Oppenheimer funds in the cases
listed below. However, these purchases may be subject to
the Class A contingent deferred sales charge if redeemed
within 18 months (24 months in the case of Oppenheimer
Rochester National Municipals and Rochester Fund
Municipals) of the beginning of the calendar month of their
purchase, as described in the Prospectus (unless a waiver
described elsewhere in this Appendix applies to the
redemption). Additionally, on shares purchased under these
waivers that are subject to the Class A contingent deferred
sales charge, the Distributor will pay the applicable
concession described in the Prospectus under "Class A
Contingent Deferred Sales Charge."5 This waiver provision
applies to:
|_|   Purchases of Class A shares aggregating $1 million or
         more.
|_|   Purchases of Class A shares by a Retirement Plan that
         was permitted to purchase such shares at net asset
         value but subject to a contingent deferred sales
         charge prior to March 1, 2001. That included plans
         (other than IRA or 403(b)(7) Custodial Plans)
         that: 1) bought shares costing $500,000 or more,
         2) had at the time of purchase 100 or more
         eligible employees or total plan assets of
         $500,000 or more, or 3) certified to the
         Distributor that it projects to have annual plan
         purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover
         IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered
            investment adviser that has made special
            arrangements with the Distributor for those
            purchases, or
         2) by a direct rollover of a distribution from a
            qualified Retirement Plan if the administrator
            of that Plan has made special arrangements with
            the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that
         have any of the following record-keeping
         arrangements:
         1) The record keeping is performed by Merrill
            Lynch Pierce Fenner & Smith, Inc. ("Merrill
            Lynch") on a daily valuation basis for the
            Retirement Plan. On the date the plan sponsor
            signs the record-keeping service agreement with
            Merrill Lynch, the Plan must have $3 million or
            more of its assets invested in (a) mutual
            funds, other than those advised or managed by
            Merrill Lynch Investment Management, L.P.
            ("MLIM"), that are made available under a
            Service Agreement between Merrill Lynch and the
            mutual fund's principal underwriter or
            distributor, and  (b)  funds advised or managed
            by MLIM (the funds described in (a) and (b) are
            referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is
            performed on a daily valuation basis by a
            record keeper whose services are provided under
            a contract or arrangement between the
            Retirement Plan and Merrill Lynch. On the date
            the plan sponsor signs the record keeping
            service agreement with Merrill Lynch, the Plan
            must have $3 million or more of its assets
            (excluding assets invested in money market
            funds) invested in Applicable Investments.
         3) The record keeping for a Retirement Plan is
            handled under a service agreement with Merrill
            Lynch and on the date the plan sponsor signs
            that agreement, the Plan has 500 or more
            eligible employees (as determined by the
            Merrill Lynch plan conversion manager).
II.   Waivers of Class A Sales Charges of Oppenheimer Funds
------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges
for Certain Purchasers.

Class A shares purchased by the following investors are not
subject to any Class A sales charges (and no concessions
are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and
         employees (and their "immediate families") of the
         Fund, the Manager and its affiliates, and
         retirement plans established by them for their
         employees. The term "immediate family" refers to
         one's spouse, children, grandchildren,
         grandparents, parents, parents-in-law, brothers
         and sisters, sons- and daughters-in-law, a
         sibling's spouse, a spouse's siblings, aunts,
         uncles, nieces and nephews; relatives by virtue of
         a remarriage (step-children, step-parents, etc.)
         are included.
|_|   Registered management investment companies, or
         separate accounts of insurance companies having an
         agreement with the Manager or the Distributor for
         that purpose.
|_|   Dealers or brokers that have a sales agreement with
         the Distributor, if they purchase shares for their
         own accounts or for retirement plans for their
         employees.
|_|   Employees and registered representatives (and their
         spouses) of dealers or brokers described above or
         financial institutions that have entered into
         sales arrangements with such dealers or brokers
         (and which are identified as such to the
         Distributor) or with the Distributor. The
         purchaser must certify to the Distributor at the
         time of purchase that the purchase is for the
         purchaser's own account (or for the benefit of
         such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment
         advisors that have entered into an agreement with
         the Distributor providing specifically for the use
         of shares of the Fund in particular investment
         products made available to their clients. Those
         clients may be charged a transaction fee by their
         dealer, broker, bank or advisor for the purchase
         or sale of Fund shares.
|_|   Investment advisors and financial planners who have
         entered into an agreement for this purpose with
         the Distributor and who charge an advisory,
         consulting or other fee for their services and buy
         shares for their own accounts or the accounts of
         their clients.
|_|   "Rabbi trusts" that buy shares for their own
         accounts, if the purchases are made through a
         broker or agent or other financial intermediary
         that has made special arrangements with the
         Distributor for those purchases.
|_|   Clients of investment advisors or financial planners
         (that have entered into an agreement for this
         purpose with the Distributor) who buy shares for
         their own accounts may also purchase shares
         without sales charge but only if their accounts
         are linked to a master account of their investment
         advisor or financial planner on the books and
         records of the broker, agent or financial
         intermediary with which the Distributor has made
         such special arrangements . Each of these
         investors may be charged a fee by the broker,
         agent or financial intermediary for purchasing
         shares.
|_|   Directors, trustees, officers or full-time employees
         of OpCap Advisors or its affiliates, their
         relatives or any trust, pension, profit sharing or
         other benefit plan which beneficially owns shares
         for those persons.
|_|   Accounts for which Oppenheimer Capital (or its
         successor) is the investment advisor (the
         Distributor must be advised of this arrangement)
         and persons who are directors or trustees of the
         company or trust which is the beneficial owner of
         such accounts.
|_|   A unit investment trust that has entered into an
         appropriate agreement with the Distributor.
|_|   Dealers, brokers, banks, or registered investment
         advisers that have entered into an agreement with
         the Distributor to sell shares to defined
         contribution employee retirement plans for which
         the dealer, broker or investment adviser provides
         administration services.
|_|   Retirement Plans and deferred compensation plans and
         trusts used to fund those plans (including, for
         example, plans qualified or created under sections
         401(a), 401(k), 403(b) or 457 of the Internal
         Revenue Code), in each case if those purchases are
         made through a broker, agent or other financial
         intermediary that has made special arrangements
         with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former
         Quest for Value Advisors) whose Class B or Class C
         shares of a Former Quest for Value Fund were
         exchanged for Class A shares of that Fund due to
         the termination of the Class B and Class C
         TRAC-2000 program on November 24, 1995.
|_|   A qualified Retirement Plan that had agreed with the
         former Quest for Value Advisors to purchase shares
         of any of the Former Quest for Value Funds at net
         asset value, with such shares to be held through
         DCXchange, a sub-transfer agency mutual fund
         clearinghouse, if that arrangement was consummated
         and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges
in Certain Transactions.

Class A shares issued or purchased in the following
transactions are not subject to sales charges (and no
concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as
         mergers, asset acquisitions and exchange offers,
         to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or
         other distributions reinvested from the Fund or
         other Oppenheimer funds (other than Oppenheimer
         Cash Reserves) or unit investment trusts for which
         reinvestment arrangements have been made with the
         Distributor.
|_|   Shares purchased through a broker-dealer that has
         entered into a special agreement with the
         Distributor to allow the broker's customers to
         purchase and pay for shares of Oppenheimer funds
         using the proceeds of shares redeemed in the prior
         30 days from a mutual fund (other than a fund
         managed by the Manager or any of its subsidiaries)
         on which an initial sales charge or contingent
         deferred sales charge was paid. This waiver also
         applies to shares purchased by exchange of shares
         of Oppenheimer Money Market Fund, Inc. that were
         purchased and paid for in this manner. This waiver
         must be requested when the purchase order is
         placed for shares of the Fund, and the Distributor
         may require evidence of qualification for this
         waiver.
|_|   Shares purchased with the proceeds of maturing
         principal units of any Qualified Unit Investment
         Liquid Trust Series.
|_|   Shares purchased by the reinvestment of loan
         repayments by a participant in a Retirement Plan
         for which the Manager or an affiliate acts as
         sponsor.

C. Waivers of the Class A Contingent Deferred Sales Charge
for Certain Redemptions.

The Class A contingent deferred sales charge is also waived
if shares that would otherwise be subject to the contingent
deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are
         limited annually to no more than 12% of the
         account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law
         or involuntary redemptions of small accounts
         (please refer to "Shareholder Account Rules and
         Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred
         compensation plans or other employee benefit plans
         for any of the following purposes:
         1) Following the death or disability (as defined
            in the Internal Revenue Code) of the
            participant or beneficiary. The death or
            disability must occur after the participant's
            account was established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake
            of fact.
         4) Hardship withdrawals, as defined in the plan.6
         5) Under a Qualified Domestic Relations Order, as
            defined in the Internal Revenue Code, or, in
            the case of an IRA, a divorce or separation
            agreement described in Section 71(b) of the
            Internal Revenue Code.
         6) To meet the minimum distribution requirements
            of the Internal Revenue Code.
         7) To make "substantially equal periodic payments"
            as described in Section 72(t) of the Internal
            Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.7
         10)      Participant-directed redemptions to
            purchase shares of a mutual fund (other than a
            fund managed by the Manager or a subsidiary of
            the Manager) if the plan has made special
            arrangements with the Distributor.
         11)      Plan termination or "in-service
            distributions," if the redemption proceeds are
            rolled over directly to an
            OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by
         broker-dealers that have entered into a special
         agreement with the Distributor allowing this
         waiver.
|_|   For distributions from retirement plans that have $10
         million or more in plan assets and that have
         entered into a special agreement with the
         Distributor.
|_|   For distributions from retirement plans which are
         part of a retirement plan product or platform
         offered by certain banks, broker-dealers,
         financial advisors, insurance companies or record
         keepers which have entered into a special
         agreement with the Distributor.
III.  Waivers of Class B, Class C and Class N Sales Charges
                        of Oppenheimer Funds
--------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales
charges will not be applied to shares purchased in certain
types of transactions or redeemed in certain circumstances
described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales
charges will be waived for redemptions of shares in the
following cases:
|_|   Shares redeemed involuntarily, as described in
         "Shareholder Account Rules and Policies," in the
         applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans
         following the death or disability of the last
         surviving shareholder. The death or disability
         must have occurred after the account was
         established, and for disability you must provide
         evidence of a determination of disability by the
         Social Security Administration.
|_|   The contingent deferred sales charges are generally
         not waived following the death or disability of a
         grantor or trustee for a trust account. The
         contingent deferred sales charges will only be
         waived in the limited case of the death of the
         trustee of a grantor trust or revocable living
         trust for which the trustee is also the sole
         beneficiary. The death or disability must have
         occurred after the account was established, and
         for disability you must provide evidence of a
         determination of disability by the Social Security
         Administration.
|_|   Distributions from accounts for which the
         broker-dealer of record has entered into a special
         agreement with the Distributor allowing this
         waiver.
|_|   Redemptions of Class B shares held by Retirement
         Plans whose records are maintained on a daily
         valuation basis by Merrill Lynch or an independent
         record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S.
         Government Trust from accounts of clients of
         financial institutions that have entered into a
         special arrangement with the Distributor for this
         purpose.
|_|   Redemptions requested in writing by a Retirement Plan
         sponsor of Class C shares of an Oppenheimer fund
         in amounts of $500,000 or more and made more than
         12 months after the Retirement Plan's first
         purchase of Class C shares, if the redemption
         proceeds are invested in Class N shares of one or
         more Oppenheimer funds.
|_|   Distributions8 from Retirement Plans or other
         employee benefit plans for any of the following
         purposes:
         1) Following the death or disability (as defined
            in the Internal Revenue Code) of the
            participant or beneficiary. The death or
            disability must occur after the participant's
            account was established in an Oppenheimer fund.
         2) To return excess contributions made to a
            participant's account.
         3) To return contributions made due to a mistake
            of fact.
         4) To make hardship withdrawals, as defined in the
            plan.9
         5) To make distributions required under a
            Qualified Domestic Relations Order or, in the
            case of an IRA, a divorce or separation
            agreement described in Section 71(b) of the
            Internal Revenue Code.
         6) To meet the minimum distribution requirements
            of the Internal Revenue Code.
         7) To make "substantially equal periodic payments"
            as described in Section 72(t) of the Internal
            Revenue Code.
         8) For loans to participants or beneficiaries.10
         9) On account of the participant's separation from
            service.11
         10)      Participant-directed redemptions to
            purchase shares of a mutual fund (other than a
            fund managed by the Manager or a subsidiary of
            the Manager) offered as an investment option in
            a Retirement Plan if the plan has made special
            arrangements with the Distributor.
         11)      Distributions made on account of a plan
            termination or "in-service" distributions, if
            the redemption proceeds are rolled over
            directly to an OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's
            account under an Automatic Withdrawal Plan
            after the participant reaches age 59 1/2, as long
            as the aggregate value of the distributions
            does not exceed 10% of the account's value,
            adjusted annually.
         13)      Redemptions of Class B shares under an
            Automatic Withdrawal Plan for an account other
            than a Retirement Plan, if the aggregate value
            of the redeemed shares does not exceed 10% of
            the account's value, adjusted annually.
         14)      For distributions from 401(k) plans
            sponsored by broker-dealers that have entered
            into a special arrangement with the Distributor
            allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under
         an Automatic Withdrawal Plan from an account other
         than a Retirement Plan if the aggregate value of
         the redeemed shares does not exceed 10% of the
         account's value annually.

B. Waivers for Shares Sold or Issued in Certain
Transactions.

The contingent deferred sales charge is also waived on
Class B and Class C shares sold or issued in the following
cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment
         companies or separate accounts of insurance
         companies having an agreement with the Manager or
         the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the
         Fund is a party.
|_|   Shares sold to present or former officers, directors,
         trustees or employees (and their "immediate
         families" as defined above in Section I.A.) of the
         Fund, the Manager and its affiliates and
         retirement plans established by them for their
         employees.
IV.   Special Sales Charge Arrangements for Shareholders of
        Certain Oppenheimer Funds Who Were Shareholders of
                   Former Quest for Value Funds
------------------------------------------------------------

The initial and contingent deferred sales charge rates and
waivers for Class A, Class B and Class C shares described
in the Prospectus or Statement of Additional Information of
the Oppenheimer funds are modified as described below for
certain persons who were shareholders of the former Quest
for Value Funds. To be eligible, those persons must have
been shareholders on November 24, 1995, when
OppenheimerFunds, Inc. became the investment advisor to
those former Quest for Value Funds. Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer
   Small Cap Value Fund
   Oppenheimer Quest Balanced Value Fund        Oppenheimer
   Quest Global Value Fund, Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the
following funds when they merged (were reorganized) into
various Oppenheimer funds on November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for
   Value New York Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest
   for Value National Tax-Exempt Fund
   Quest for Value Global Income Fund     Quest for Value
   California Tax-Exempt Fund

      All of the funds listed above are referred to in this
Appendix as the "Former Quest for Value Funds."  The
waivers of initial and contingent deferred sales charges
described in this Appendix apply to shares of an
Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange
         of shares of an Oppenheimer fund that was one of
         the Former Quest for Value Funds, or
|_|   purchased by such shareholder by exchange of shares
         of another Oppenheimer fund that were acquired
         pursuant to the merger of any of the Former Quest
         for Value Funds into that other Oppenheimer fund
         on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

|X|   Reduced Class A Initial Sales Charge Rates for
Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table
sets forth the initial sales charge rates for Class A
shares purchased by members of "Associations" formed for
any purpose other than the purchase of securities. The
rates in the table apply if that Association purchased
shares of any of the Former Quest for Value Funds or
received a proposal to purchase such shares from OCC
Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

------------------------------------------------------------
      For purchases by Associations having 50 or more
eligible employees or members, there is no initial sales
charge on purchases of Class A shares, but those shares are
subject to the Class A contingent deferred sales charge
described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the
lower of either the sales charge rate in the table based on
the number of members of an Association, or the sales
charge rate that applies under the Right of Accumulation
described in the applicable fund's Prospectus and Statement
of Additional Information. Individuals who qualify under
this arrangement for reduced sales charge rates as members
of Associations also may purchase shares for their
individual or custodial accounts at these reduced sales
charge rates, upon request to the Distributor.

|X|   Waiver of Class A Sales Charges for Certain
Shareholders. Class A shares purchased by the following
investors are not subject to any Class A initial or
contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family
            of Funds on February 28, 1991 and who acquired
            shares of any of the Former Quest for Value
            Funds by merger of a portfolio of the AMA
            Family of Funds.
o     Shareholders who acquired shares of any Former Quest
            for Value Fund by merger of any of the
            portfolios of the Unified Funds.

|X|   Waiver of Class A Contingent Deferred Sales Charge in
Certain Transactions. The Class A contingent deferred sales
charge will not apply to redemptions of Class A shares
purchased by the following investors who were shareholders
of any Former Quest for Value Fund:

      Investors who purchased Class A shares from a dealer
that is or was not permitted to receive a sales load or
redemption fee imposed on a shareholder with whom that
dealer has a fiduciary relationship, under the Employee
Retirement Income Security Act of 1974 and regulations
adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales
Charge Waivers.

|X|   Waivers for Redemptions of Shares Purchased Prior to
March 6, 1995. In the following cases, the contingent
deferred sales charge will be waived for redemptions of
Class A, Class B or Class C shares of an Oppenheimer fund.
The shares must have been acquired by the merger of a
Former Quest for Value Fund into the fund or by exchange
from an Oppenheimer fund that was a Former Quest for Value
Fund or into which such fund merged. Those shares must have
been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan
            holding only either Class B or Class C shares
            if the annual withdrawal does not exceed 10% of
            the initial value of the account value,
            adjusted annually, and
o     liquidation of a shareholder's account if the
            aggregate net asset value of shares held in the
            account is less than the required minimum value
            of such accounts.

|X|   Waivers for Redemptions of Shares Purchased on or
After March 6, 1995 but Prior to November 24, 1995. In the
following cases, the contingent deferred sales charge will
be waived for redemptions of Class A, Class B or Class C
shares of an Oppenheimer fund. The shares must have been
acquired by the merger of a Former Quest for Value Fund
into the fund or by exchange from an Oppenheimer fund that
was a Former Quest For Value Fund or into which such Former
Quest for Value Fund merged. Those shares must have been
purchased on or after March 6, 1995, but prior to November
24, 1995:
o     redemptions following the death or disability of the
            shareholder(s) (as evidenced by a determination
            of total disability by the U.S. Social Security
            Administration);
o     withdrawals under an automatic withdrawal plan (but
            only for Class B or Class C shares) where the
            annual withdrawals do not exceed 10% of the
            initial value of the account value; adjusted
            annually, and
o     liquidation of a shareholder's account if the
            aggregate net asset value of shares held in the
            account is less than the required minimum
            account value.

      A shareholder's account will be credited with the
amount of any contingent deferred sales charge paid on the
redemption of any Class A, Class B or Class C shares of the
Oppenheimer fund described in this section if the proceeds
are invested in the same Class of shares in that fund or
another Oppenheimer fund within 90 days after redemption.
V.    Special Sales Charge Arrangements for Shareholders of
      Certain Oppenheimer Funds Who Were Shareholders of
         Connecticut Mutual Investment Accounts, Inc.
---------------------------------------------------------

The initial and contingent deferred sale charge rates and
waivers for Class A and Class B shares described in the
respective Prospectus (or this Appendix) of the following
Oppenheimer funds (each is referred to as a "Fund" in this
section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders
who were shareholders of the following funds (referred to
as the "Former Connecticut Mutual Funds") on March 1, 1996,
when OppenheimerFunds, Inc. became the investment adviser
to the Former Connecticut Mutual Funds:
   Connecticut Mutual Liquid Account      Connecticut
   Mutual Total Return Account
   Connecticut Mutual Government Securities Account   CMIA
   LifeSpan Capital Appreciation Account
   Connecticut Mutual Income Account      CMIA LifeSpan
   Balanced Account
   Connecticut Mutual Growth Account      CMIA Diversified
   Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

|X|   Class A Contingent Deferred Sales Charge. Certain
shareholders of a Fund and the other Former Connecticut
Mutual Funds are entitled to continue to make additional
purchases of Class A shares at net asset value without a
Class A initial sales charge, but subject to the Class A
contingent deferred sales charge that was in effect prior
to March 18, 1996 (the "prior Class A CDSC"). Under the
prior Class A CDSC, if any of those shares are redeemed
within one year of purchase, they will be assessed a 1%
contingent deferred sales charge on an amount equal to the
current market value or the original purchase price of the
shares sold, whichever is smaller (in such redemptions, any
shares not subject to the prior Class A CDSC will be
redeemed first).

      Those shareholders who are eligible for the prior
      Class A CDSC are:
         1) persons whose purchases of Class A shares of a
            Fund and other Former Connecticut Mutual Funds
            were $500,000 prior to March 18, 1996, as a
            result of direct purchases or purchases
            pursuant to the Fund's policies on Combined
            Purchases or Rights of Accumulation, who still
            hold those shares in that Fund or other Former
            Connecticut Mutual Funds, and
         2) persons whose intended purchases under a
            Statement of Intention entered into prior to
            March 18, 1996, with the former general
            distributor of the Former Connecticut Mutual
            Funds to purchase shares valued at $500,000 or
            more over a 13-month period entitled those
            persons to purchase shares at net asset value
            without being subject to the Class A initial
            sales charge

      Any of the Class A shares of a Fund and the other
Former Connecticut Mutual Funds that were purchased at net
asset value prior to March 18, 1996, remain subject to the
prior Class A CDSC, or if any additional shares are
purchased by those shareholders at net asset value pursuant
to this arrangement they will be subject to the prior Class
A CDSC.

|X|   Class A Sales Charge Waivers. Additional Class A
shares of a Fund may be purchased without a sales charge,
by a person who was in one (or more) of the categories
below and acquired Class A shares prior to March 18, 1996,
and still holds Class A shares:
         1) any purchaser, provided the total initial
            amount invested in the Fund or any one or more
            of the Former Connecticut Mutual Funds totaled
            $500,000 or more, including investments made
            pursuant to the Combined Purchases, Statement
            of Intention and Rights of Accumulation
            features available at the time of the initial
            purchase and such investment is still held in
            one or more of the Former Connecticut Mutual
            Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided
            that the total initial amount invested by the
            plan in the Fund or any one or more of the
            Former Connecticut Mutual Funds totaled
            $500,000 or more;
         3) Directors of the Fund or any one or more of the
            Former Connecticut Mutual Funds and members of
            their immediate families;
         4) employee benefit plans sponsored by Connecticut
            Mutual Financial Services, L.L.C. ("CMFS"), the
            prior distributor of the Former Connecticut
            Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least
            1,000 persons (and persons who are retirees
            from such group) engaged in a common business,
            profession, civic or charitable endeavor or
            other activity, and the spouses and minor
            dependent children of such persons, pursuant to
            a marketing program between CMFS and such
            group; and
         6) an institution acting as a fiduciary on behalf
            of an individual or individuals, if such
            institution was directly compensated by the
            individual(s) for recommending the purchase of
            the shares of the Fund or any one or more of
            the Former Connecticut Mutual Funds, provided
            the institution had an agreement with CMFS.

      Purchases of Class A shares made pursuant to (1) and
(2) above may be subject to the Class A CDSC of the Former
Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be
purchased without a sales charge by any holder of a
variable annuity contract issued in New York State by
Connecticut Mutual Life Insurance Company through the
Panorama Separate Account which is beyond the applicable
surrender charge period and which was used to fund a
qualified plan, if that holder exchanges the variable
annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge
Waivers.

In addition to the waivers set forth in the Prospectus and
in this Appendix, above, the contingent deferred sales
charge will be waived for redemptions of Class A and Class
B shares of a Fund and exchanges of Class A or Class B
shares of a Fund into Class A or Class B shares of a Former
Connecticut Mutual Fund provided that the Class A or Class
B shares of the Fund to be redeemed or exchanged were (i)
acquired prior to March 18, 1996 or (ii) were acquired by
exchange from an Oppenheimer fund that was a Former
Connecticut Mutual Fund. Additionally, the shares of such
Former Connecticut Mutual Fund must have been purchased
prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in
      Section 72(m)(7) of the Internal Revenue Code;
   3) for retirement distributions (or loans) to
      participants or beneficiaries from retirement plans
      qualified under Sections 401(a) or 403(b)(7)of the
      Code, or from IRAs, deferred compensation plans
      created under Section 457 of the Code, or other
      employee benefit plans;
   4) as tax-free returns of excess contributions to such
      retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold
      to any state, county, or city, or any
      instrumentality, department, authority, or agency
      thereof, that is prohibited by applicable investment
      laws from paying a sales charge or concession in
      connection with the purchase of shares of any
      registered investment management company;
   6) in connection with the redemption of shares of the
      Fund due to a combination with another investment
      company by virtue of a merger, acquisition or similar
      reorganization transaction;
   7) in connection with the Fund's right to involuntarily
      redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A
      shares and Class B shares in certain retirement plan
      accounts pursuant to an Automatic Withdrawal Plan but
      limited to no more than 12% of the original value
      annually; or
   9) as involuntary redemptions of shares by operation of
      law, or under procedures set forth in the Fund's
      Articles of Incorporation, or as adopted by the Board
      of Directors of the Fund.
VI.    Special Reduced Sales Charge for Former Shareholders
                  of Advance America Funds, Inc.
------------------------------------------------------------

Shareholders of Oppenheimer Municipal Bond Fund,
Oppenheimer U.S. Government Trust, Oppenheimer Strategic
Income Fund and Oppenheimer Capital Income Fund who
acquired (and still hold) shares of those funds as a result
of the reorganization of series of Advance America Funds,
Inc. into those Oppenheimer funds on October 18, 1991, and
who held shares of Advance America Funds, Inc. on March 30,
1990, may purchase Class A shares of those four Oppenheimer
funds at a maximum sales charge rate of 4.50%.
VII.   Sales Charge Waivers on Purchases of Class M Shares
            of Oppenheimer Convertible Securities Fund
------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the
"Fund" in this section) may sell Class M shares at net
asset value without any initial sales charge to the classes
of investors listed below who, prior to March 11, 1996,
owned shares of the Fund's then-existing Class A and were
permitted to purchase those shares at net asset value
without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and
         employees (and their "immediate families" as
         defined in the Fund's Statement of Additional
         Information) of the Fund, the Manager and its
         affiliates, and retirement plans established by
         them or the prior investment advisor of the Fund
         for their employees,
|_|   registered management investment companies or
         separate accounts of insurance companies that had
         an agreement with the Fund's prior investment
         advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with
         the Distributor, if they purchase shares for their
         own accounts or for retirement plans for their
         employees,
|_|   employees and registered representatives (and their
         spouses) of dealers or brokers described in the
         preceding section or financial institutions that
         have entered into sales arrangements with those
         dealers or brokers (and whose identity is made
         known to the Distributor) or with the Distributor,
         but only if the purchaser certifies to the
         Distributor at the time of purchase that the
         purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors
         that had entered into an agreement with the
         Distributor or the prior distributor of the Fund
         specifically providing for the use of Class M
         shares of the Fund in specific investment products
         made available to their clients, and
|_|   dealers, brokers or registered investment advisors
         that had entered into an agreement with the
         Distributor or prior distributor of the Fund's
         shares to sell shares to defined contribution
         employee retirement plans for which the dealer,
         broker, or investment advisor provides
         administrative services.

Oppenheimer Select Managers

Internet Web Site:
      WWW.OPPENHEIMERFUNDS.COM
      ------------------------

Investment Adviser for OSM - Mercury Advisors S&P 500 Index
Fund and
OSM - Mercury Advisors Focus Growth Fund
      Mercury Advisors
      800 Scudders Mill Road
      Plainsboro, New Jersey 08536

Investment Adviser for OSM - QM Active Balanced Fund, OSM -
Jennison Growth Fund, OSM - Salomon Brothers All Cap Fund
and OSM - Gartmore Millennium Growth Fund II
      OppenheimerFunds, Inc.
      498 Seventh Avenue
      New York, New York 10018

Distributor
      OppenheimerFunds Distributor, Inc.
      498 Seventh Avenue
      New York, New York 10018

Transfer Agent
      OppenheimerFunds Services
      P.O. Box 5270
      Denver, Colorado 80217
      1.800.CALL.OPP (225.5677)

Custodian Bank for the Funds
      Citibank, N.A.
      111 Wall Street
      New York, New York 10005

Custodian Bank for Master Focus Twenty Trust
      The Bank of New York
      23 William Street
      New York, New York 10286

Custodian Bank for the S&P 500 Index Series of the
Quantitative Master Series Trust
      Merrill Lynch Trust Company
      800 Scudders Mill Road
      Plainsboro, New Jersey 08536

Independent Auditors
      Deloitte& Touche LLP
      555 Seventeenth Street
      Denver, Colorado  80202

Counsel to the Funds                      Counsel to the
Independent Trustees
      Myer, Swanson, AdamS&P Wolf, P.C.         Mayer,
Brown, Rowe & Maw
      1600 Broadway                             1675
Broadway
      Denver, Colorado 80202                    New York,
New York 10019
1234

PX0000.0303

--------
1. In accordance with Rule 12b-1 of the Investment Company
Act, the term "Independent Trustees" in this Statement of
Additional Information refers to those Trustees who are not
"interested persons" of the Fund and who do not have any
direct or indirect financial interest in the operation of
the distribution plan or any agreement under the plan.
1 Certain waivers also apply to Class M shares of
Oppenheimer Convertible Securities Fund.
2 In the case of Oppenheimer Senior Floating Rate Fund, a
continuously-offered closed-end fund, references to
contingent deferred sales charges mean the Fund's Early
Withdrawal Charges and references to "redemptions" mean
"repurchases" of shares.
3 An "employee benefit plan" means any plan or arrangement,
whether or not it is "qualified" under the Internal Revenue
Code, under which Class N shares of an Oppenheimer fund or
funds are purchased by a fiduciary or other administrator
for the account of participants who are employees of a
single employer or of affiliated employers. These may
include, for example, medical savings accounts, payroll
deduction plans or similar plans. The fund accounts must be
registered in the name of the fiduciary or administrator
purchasing the shares for the benefit of participants in
the plan.
4 The term "Group Retirement Plan" means any qualified or
non-qualified retirement plan for employees of a
corporation or sole proprietorship, members and employees
of a partnership or association or other organized group of
persons (the members of which may include other groups), if
the group has made special arrangements with the
Distributor and all members of the group participating in
(or who are eligible to participate in) the plan purchase
shares of an Oppenheimer fund or funds through a single
investment dealer, broker or other financial institution
designated by the group. Such plans include 457 plans,
SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than
plans for public school employees. The term "Group
Retirement Plan" also includes qualified retirement plans
and non-qualified deferred compensation plans and IRAs that
purchase shares of an Oppenheimer fund or funds through a
single investment dealer, broker or other financial
institution that has made special arrangements with the
Distributor.
5 However, that concession will not be paid on purchases of
shares in amounts of $1 million or more (including any
right of accumulation) by a Retirement Plan that pays for
the purchase with the redemption proceeds of Class C shares
of one or more Oppenheimer funds held by the Plan for more
than one year.
6 This provision does not apply to IRAs.
7 This provision does not apply to 403(b)(7) custodial
plans if the participant is less than age 55, nor to IRAs.
8 The distribution must be requested prior to Plan
termination or the elimination of the Oppenheimer funds as
an investment option under the Plan.
9 This provision does not apply to IRAs.
10 This provision does not apply to loans from 403(b)(7)
custodial plans and loans from the
OppenheimerFunds-sponsored Single K retirement plan.
11 This provision does not apply to 403(b)(7) custodial
plans if the participant is less than age 55, nor to IRAs.